VERSION 1

THE ALLIANZ VISIONSM NEW YORK VARIABLE ANNUITY CONTRACT
ISSUED BY
ALLIANZ LIFE® OF NY VARIABLE ACCOUNT C
AND
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our).

The Base Contract offers you, the Owner, standard features including: a seven-year withdrawal charge period, multiple variable investment options (Investment Options) and annuitization options (Annuity Options), a free withdrawal privilege, and a death benefit (Traditional Death Benefit). The Contract also offers optional benefits, for an additional charge:

Bonus Option provides a 6% bonus on your money (Purchase Payments). Bonus annuity contracts generally have higher charges than contracts without a bonus and therefore, the charges may be greater than the bonus.

Short Withdrawal Charge Option shortens the withdrawal charge period to four years.

No Withdrawal Charge Option eliminates the year withdrawal charge.

Maximum Anniversary Death Benefit locks in any annual investment gains (Maximum Anniversary Value) to provide a potentially increased death benefit.

Income Protector provides guaranteed lifetime income payments (Lifetime Plus Payments) with continued access to both your investment value (Contract Value) and death benefit for a period of time.

Investment Protector provides a level of future protection for your principal and any annual investment gains (Target Value), assuming you hold the Contract for the required period.

Income Protector and Investment Protector are subject to certain date and/or age restrictions for adding and exercising the benefits. For optional benefit availability, see section 11, Selection of Optional Benefits and check with your Financial Professional, the person who provided you purchase advice regarding this Contract.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI’s table of contents appears before the Privacy and Security Statement in this prospectus. The prospectus, SAI and other Contract information is available on the EDGAR database on the SEC’s website (http://www.sec.gov).

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated: January 24, 2011

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011

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Optional Benefits That Are No Longer Available

The appendices to this prospectus include information on the features and charges for the following optional benefits that are no longer offered for sale.

Appendix	Benefit No Longer Offered for Sale	Available From	Available Through
D	Target Date Retirement Benefit Target Date 10 Benefit	August 31, 2007 January 26, 2009	January 25, 2009 March 31, 2009
E	Lifetime Plus Benefit Lifetime Plus 8 Benefit	August 31, 2007 August 7, 2008	March 31, 2009 March 31, 2009
F	Quarterly Value Death Benefit	August 31, 2007	March 7, 2010
G	Investment Protector (08.09) and Income Protector (08.09)	July 22, 2009	April 30, 2010
These are the available Investment Options. If you select Income Protector Investment Protector, we restrict your Investment Option selection and allocations, and rebalance your Contract Value quarterly. See section 11.a, Income Protector, and section 11.b, Investment Protector. Currently, all of the Investment Options are available under Investment Protector, but only the Investment Options indicated by the * below are available under Income Protector.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS	FRANKLIN TEMPLETON (continued)
AZL Balanced Index StrategySM Fund*	Franklin Templeton VIP Founding Funds Allocation Fund
AZL FusionSM Balanced Fund*	Franklin U.S. Government Fund*
AZL FusionSM Conservative Fund*	Mutual Global Discovery Securities Fund
AZL FusionSM Growth Fund	Mutual Shares Securities Fund
AZL FusionSM Moderate Fund*	Templeton Global Bond Securities Fund*
AZL Growth Index StrategySM Fund*	Templeton Growth Securities Fund

ALLIANZ GLOBAL INVESTORS CAPITAL	GATEWAY
AZL® Allianz AGIC Opportunity Fund	AZL® Gateway Fund*

BLACKROCK	INVESCO
AZL® BlackRock Capital Appreciation Fund	AZL® Invesco International Equity Fund
AZL® International Index Fund	AZL® Van Kampen Equity and Income Fund*
AZL® Mid Cap Index Fund	AZL® Van Kampen Growth and Income Fund
AZL® Money Market Fund*
AZL® S&P 500 Index Fund	J.P. MORGAN
AZL® Small Cap Stock Index Fund	AZL® JPMorgan U.S. Equity Fund
BlackRock Global Allocation V.I. Fund*
MFS
COLUMBIA	AZL® MFS Investors Trust Fund
AZL® Columbia Mid Cap Value Fund
AZL® Columbia Small Cap Value Fund	MORGAN STANLEY
AZL® Morgan Stanley Global Real Estate Fund
DAVIS	AZL® Morgan Stanley International Equity Fund
AZL® Davis NY Venture Fund	AZL® Morgan Stanley Mid Cap Growth Fund
Davis VA Financial Portfolio
PIMCO
DREYFUS	PIMCO EqS Pathfinder Portfolio
AZL® Dreyfus Equity Growth Fund	PIMCO VIT All Asset Portfolio*
PIMCO VIT CommodityRealReturn® Strategy Portfolio
EATON VANCE	PIMCO VIT Emerging Markets Bond Portfolio*
AZL® Eaton Vance Large Cap Value Fund	PIMCO VIT Global Bond Portfolio (Unhedged)*
PIMCO VIT Global Multi-Asset Portfolio*
FIDELITY	PIMCO VIT High Yield Portfolio*
Fidelity VIP FundsManager 50% Portfolio*	PIMCO VIT Real Return Portfolio*
Fidelity VIP FundsManager 60% Portfolio*	PIMCO VIT Total Return Portfolio*

FRANKLIN TEMPLETON	SCHRODER
AZL® Franklin Small Cap Value Fund	AZL® Schroder Emerging Markets Equity Fund
AZL® Franklin Templeton Founding Strategy Plus Fund*
Franklin High Income Securities Fund*	TURNER
Franklin Income Securities Fund	AZL® Turner Quantitative Small Cap Growth Fund

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011

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Glossary		4		Generation-Skipping Transfer Tax	41
Fee Tables		8		Foreign Tax Credits	41
	Control Owner Transaction Expenses	8		Annuity Purchases by Nonresident Aliens and
	Control Owner Periodic Expenses	8		Foreign Corporations	41
	Annual Operating Expenses of the Investment Options	9		Possible Tax Law Changes	41
	Examples	10		Diversification	41
1.	The Variable Annuity Contract	11		Required Distributions	42
	Ownership	12	8.	Access to Your Money	42
2.	Purchase	13		Free Withdrawal Privilege	43
	Purchase Payments	13		Waiver of Withdrawal Charge Benefit	43
	Automatic Investment Plan (AIP)	14		Systematic Withdrawal Program	43
	Allocation of Purchase Payments	14		The Minimum Distribution Program and Required
	Tax-Free Section 1035 Exchanges	15		Minimum Distribution (RMD) Payments	44
	Faxed Applications	15		Suspension of Payments or Transfers	44
	Free Look/Right-to-Examine Period	15	9.	Illustrations	44
	Accumulation Units/ Computing the Contract Value	16	10.	Death Benefit	45
3.	The Annuity Phase	16		Traditional Death Benefit	45
	Income Date	16		Death of the Owner and/or Annuitant	46
	Annuity Payments	17		Death Benefit Payment Options During
	Annuity Options	18		The Accumulation Phase	49
	Partial Annuitization	20	11.	Selection of Optional Benefits	50
4.	Investment Options	20		Optional Benefit Overview	50
	Substitution and Limitation on Further Investments	26		Replacing the Optional Benefits	51
	Transfers Between Investment Options	26	11.a	Investment Protector	52
	Excessive Trading and Market Timing	28		Adding Investment Protector to Your Contract	52
	Dollar Cost Averaging (DCA) Program	29		Removing Investment Protector from
	Flexible Rebalancing Program	30		Your Contract	53
	Financial Advisers – Asset Allocation Programs	30		The Target Value Dates	53
	Voting Privileges	31		Calculating the Target Value	54
5.	Our General Account	31		Investment Option Allocation and Transfer
6.	Expenses	31		Restrictions and Quarterly Rebalancing	55
	Mortality and Expense Risk (M&E) Charge	31		Determining the Maximum Allowable and Minimum
	Rider Charge	32		Required Group Allocation	59
	Contract Maintenance Charge	33		Determining the Required Group Allocation	59
	Withdrawal Charge	33		When Investment Protector Ends	61
	Transfer Fee	36	11.b	Income Protector	62
	Premium Tax	36		Adding Income Protector to Your Contract	62
	Income Tax	36		Removing Income Protector from Your Contract	63
	Investment Option Expenses	36		Who is Considered a Covered Person(s)?	64
7.	Taxes	36		Lifetime Plus Payment Overview	65
	Annuity Contracts in General	36		Requesting Lifetime Plus Payments	66
	Qualified Contracts	37		Calculating Your Lifetime Plus Payments	67
	Multiple Contracts	38		Automatic Annual Lifetime Plus Payments Increases	68
	Partial 1035 Exchanges	38		The Benefit Base	69
	Distributions – Non-Qualified Contracts	38		The Quarterly Anniversary Value	69
	Distributions – Qualified Contracts	39		The Annual Increase	70
	Assignments, Pledges and Gratuitous Transfers	40		Investment Option Allocation and Transfer
	Death Benefits	40		Restrictions and Quarterly Rebalancing	71
	Withholding	40		Taxation of Lifetime Plus Payments	72
	Federal Estate Taxes	41		When Income Protector Ends	72

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011

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11.c	Other Optional Benefits	73	Appendix E – The Lifetime Benefits	98
	Quarterly Value Death Benefit	73	Removing one of the Lifetime Benefits from
	Bonus Option	74	Your Contract	100
	Short Withdrawal Charge Option	74	Who is Considered a Covered Person(s)?	101
	No Withdrawal Charge Option	75	If You Begin Receiving Lifetime Plus Payments	102
12.	Other Information	75	Lifetime Plus Payments	103
	Allianz Life of New York	75	Automatic Annual Payment Increases to the
	The Separate Account	75	Lifetime Plus Payments	107
	Distribution	76	The Benefit Base	108
	Additional Credits for Certain Groups	77	The Quarterly Anniversary Value	108
	Administration/Allianz Service Center	77	Calculating The 5% Annual Increase Under the
	Legal Proceedings	78	Lifetime Plus Benefit	109
	Financial Statements	78	Resetting the 5% Annual Increase
	Status Pursuant to Securities Exchange Act of 1934	78	Under the Lifetime Plus Benefit	110
13.	Table of Contents of the Statement of Additional		Calculating 8% Annual Increase Under the
	Information (SAI)	79	Lifetime Plus 8 Benefit	111
14.	Privacy and Security Statement	80	Automatic Resets of the 8% Annual Increase Under
Appendix A – Annual Operating Expenses for			the Lifetime Plus 8 Benefit	112
Each Investment Option		82	Investment Option Allocation and Transfer
Appendix B – Condensed Financial Information		84	Restrictions and Quarterly Rebalancing	112
Appendix C – Calculating the Values Available Under			Taxation of Lifetime Plus Payments	115
the Contract		88	When a Lifetime Benefit Ends	115
Appendix D – The Target Date Benefits		89	Appendix F – The Original Quarterly Value
	Removing a Target Date Benefit from Your Contract	90	Death Benefit	116
	The Target Value Date	90	Appendix G – Previous Versions of Investment Protector
	Investment Option Allocation and Transfer		and Income Protector	118
	Restrictions and Quarterly Rebalancing	91	Investment Protector	118
	Determining the Maximum Allowable and Minimum		Income Protector	119
	Required Group Allocation	94	For Service or More Information	120
	Determining the Required Group Allocation	95
	When a Target Date Benefit Ends	97

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized throughout the prospectus. For your convenience, we included this glossary to define these terms.

5% Annual Increase – an amount used to determine the Benefit Base under the previously available Lifetime Plus Benefit.

8% Annual Increase – an amount used to determine the Benefit Base under the previously available Lifetime Plus 8 Benefit.

Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date and may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

Annual Increase – an amount used to determine the Benefit Base under Income Protector.

Annuitant – this is the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

Annuity Options – these are the annuity income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

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Annuity Phase – the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

Base Contract – the Contract corresponding to this prospectus that does not include any optional benefits.

Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

Benefit Anniversary – this is a 12-month anniversary of the Benefit Date or Benefit Election Date (as applicable), or any subsequent 12-month Benefit Anniversary.

Benefit Base – the amount we use to calculate the initial annual maximum Lifetime Plus Payment.

Benefit Date – the date you begin receiving Lifetime Plus Payments under Income Protector or the previously available Lifetime Benefits.

Benefit Year – this is any period of 12 months beginning on the Benefit Date or on a subsequent Benefit Anniversary.

Bonus Option – an optional benefit that may be available for an additional charge that provides a 6% bonus on Purchase Payments we receive before the older Owner’s 81st birthday. The Bonus Option has a higher and longer withdrawal charge schedule.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Contract – the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

Contract Anniversary – this is a 12-month anniversary of the Issue Date or any subsequent 12-month Contract Anniversary.

Contract Value – on any Business Day it is equal to the sum of the values in your selected Investment Options. The Contract Value reflects the deduction of any contract maintenance charge, transfer fee, M&E charge and rider charge, but does not reflect the deduction of any withdrawal charge. It does not include amounts applied to a Partial Annuitization.

Contract Year – this is any period of 12 months beginning on the Issue Date or a subsequent Contract Anniversary.

Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments.

Cumulative Withdrawal – this is the portion of a withdrawal you take while you are receiving Lifetime Plus Payments under the previously available Lifetime Benefits, that is less than or equal to your Cumulative Withdrawal Value.

Cumulative Withdrawal Benefit – a benefit under the previously available Lifetime Benefits that allows you to control the amount of Lifetime Plus Payments you receive.

Cumulative Withdrawal Value – under the previously available Lifetime Benefits, if you take less than the maximum Lifetime Plus Payment that you are entitled to, we add the difference between the maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

Excess Withdrawal – if you select Income Protector, this is the amount of any withdrawal you take that, when added to other withdrawals taken during the Benefit Year and your annual actual Lifetime Plus Payment, is greater than your annual maximum Lifetime Plus Payment. If you have one of the previously available Lifetime Benefits, please see Appendix E for a definition of Excess Withdrawal that applies to your Contract.

Financial Professional – this is the person who advises you to purchase a Contract who is a securities registered representative.

Full Annuitization – the application of the total Contract Value to Annuity Payments.

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Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes provision of information on the correct form, with any required certifications or guarantees, received by the correct mailing address. If you have questions about the information we require, please contact the Service Center.

Income Date – the date we begin making Annuity Payments to the Payee from the Contract. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

Income Protector – an optional benefit that may be available for an additional charge that is intended to provide a payment stream for life in the form of partial withdrawals.

Increase Period – under the previously available Lifetime Plus 8 Benefit, this is the period during which we increase the 8% Annual Increase at a simple interest rate of 2% on each Quarterly Anniversary.

Increase Start Date – under the previously available Lifetime Plus 8 Benefit, this is the Contract Anniversary that occurs on or immediately after the sole Covered Person’s 60th birthday, or the younger joint Covered Person’s 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date.

Investment Options – these are the variable investments available to you under the Contract whose performance is based on the securities in which they invest.

Investment Protector – an optional benefit that may be available for an additional charge. It is intended to provide a level of protection for the principal you invest and to lock in any past anniversary investment gains at a future point called the Target Value Date.

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

Joint Owners – two Owners who own a Contract.

Lifetime Plus Benefit – an optional benefit that is no longer available that was intended to provide a payment stream for life in the form of partial withdrawals.

Lifetime Plus 8 Benefit – an optional benefit that is no longer available that was intended to provide a payment stream for life in the form of partial withdrawals.

Lifetime Plus Payment – the payment we make to you under Income Protector or the previously available Lifetime Benefits.

Maximum Anniversary Death Benefit – an optional benefit available for an additional charge that is intended to provide an increased death benefit.

Maximum Anniversary Value – a calculation used in determining the Maximum Anniversary Death Benefit.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

No Withdrawal Charge Option – an optional benefit that may be available for an additional charge that eliminates the seven-year withdrawal charge period on the Base Contract.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Partial Annuitization – the application of only part of the Contract Value to Annuity Payments.

Payee – the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase.

Purchase Payment – the money you put in the Contract.

Qualified Contract – a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

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Quarterly Anniversary – this is the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

Quarterly Anniversary Value – a calculation used in determining the Quarterly Value Death Benefit and Benefit Base.

Quarterly Value Death Benefit – an optional benefit that is no longer available that was intended to provide an increased death benefit.

Rider Anniversary Value – an amount used to determine the Target Value under Investment Protector.

Separate Account – Allianz Life of NY Variable Account C is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – this is the Allianz Service Center. Our Service Center address and telephone number are listed in the following section. The address for sending applications for new Contracts is listed on the application.

Short Withdrawal Charge Option – an optional benefit that may be available for an additional charge that shortens the withdrawal charge period on the Base Contract from seven years to four years.

Target Value – a calculation we use to determine any credit on the Target Value Date under Investment Protector or the previously available Target Date Benefits.

Target Value Date – the date on which we may apply a credit to your Contract Value under Investment Protector or the previously available Target Date Benefits.

The Target Date Benefits – optional benefits that are no longer available that were intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point called the Target Value Date.

Traditional Death Benefit – the death benefit provided by the Base Contract.

Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge.

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FEE TABLES

The following tables describe the fees and expenses that you pay when purchasing, owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.

The first tables describe the fees and expenses that you pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge During Your Contract’s Initial Phase, the Accumulation Phase(1),(2)
(as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since We Received Your Purchase Payment	Withdrawal Charge Amount
	Base Contract	Contract with the Bonus Option(3)	Contract with the Short Withdrawal Charge Option(3)	Contract with the No Withdrawal Charge Option(3)
0	8.5%	8.5%	8.5%	0%
1	8.5%	8.5%	7.5%	0%
2	7.5%	8.5%	5.5%	0%
3	6.5%	8%	3%	0%
4	5%	7%	0%	0%
5	4%	6%	0%	0%
6	3%	5%	0%	0%
7	0%	4%	0%	0%
8	0%	3%	0%	0%
9 years or more	0%	0%	0%	0%

Transfer Fee(4)………………………………….......	$25
Premium Tax(5)……………………………………	0% to 3.5%
(as a percentage of each Purchase Payment)
CONTRACT OWNER PERIODIC EXPENSES

The next tables describe the fees and expenses that you pay periodically during the time that you own your Contract, not including the Investment Options’ fees and expenses.

Contract Maintenance Charge(6)………………...	$30
(per Contract per year)
(1)
Each Contract Year you can withdraw 12% of your total Purchase Payments without incurring a withdrawal charge. This free withdrawal privilege is not available while you are receiving Lifetime Plus Payments (if applicable). Any unused free withdrawal privilege in one Contract Year is not added to the amount available next year. For more information, see section 8, Access to Your Money – Free Withdrawal Privilege.

(2)
The amount subject to a withdrawal charge is the Withdrawal Charge Basis. It is equal to total Purchase Payments, less any withdrawals and withdrawal charges. For more information, see section 7, Expenses – Withdrawal Charge.

(3)	Some optional benefits may not be available to you; check with your Financial Professional and see section 11, Selection of Optional Benefits.

(4)
The first twelve transfers in a Contract Year are free. We count all transfers made in the same Business Day as one transfer. Program and benefit related transfers are not subject to the transfer fee and do not count as a free transfer. Currently we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. For more information, see section 7, Expenses – Transfer Fee.

(5)
New York does not currently impose this tax, but we reserve the right to deduct it from your Contract Value if they choose to impose it in the future. For more information, see section 7, Expenses – Premium Tax.

(6)
We waive this charge during the Accumulation Phase if the Contract Value is at least $100,000. We waive this charge during the Annuity Phase if the Contract Value on the Income Date is at least $100,000. For more information, see section 7, Expenses – Contract Maintenance Charge.

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CONTRACT ANNUAL EXPENSES

	Mortality and Expense Risk (M&E) Charge(7)		Rider Charge(8) during the Accumulation Phase
	Accumulation Phase	Annuity Phase(9)	Current(10)	Maximum
Base Contract	1.40%	1.40%
Additional Charges for Optional Benefits(11)
Maximum Anniversary Death Benefit	0.30%
Bonus Option(12)	0.50%	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Investment Protector			0.90%	2.50%
Income Protector Single Lifetime Plus Payments Joint Lifetime Plus Payments			1.05% 1.20%	2.50% 2.75%
(7)	The M&E charge is an annualized rate that is calculated and assessed on a daily basis as a percentage of each Investment Option’s net asset value, (7)
The M&E charge is an annualized rate that is calculated and assessed on a daily basis as a percentage of each Investment Option’s net asset value. We assess the M&E charge during the Accumulation Phase and on amounts you apply to variable Annuity Payments during the Annuity Phase. For more information, see section 7, Expenses – Mortality and Expense Risk (M&E) Charge.

(8)
The rider charge is an annualized rate that is calculated and accrued on a daily basis and deducted quarterly. The charge is calculated as a percentage of the Benefit Base under Income Protector. The Benefit Base and Target Value are initially equal to the Contract Value and then fluctuate with additional Purchase Payments, withdrawals, and quarterly or annual increases. The rider charge reduces the Contract Value, but not any guaranteed values such as the Traditional Death Benefit value. For more information, see section 7, Expenses – Rider Charge.

(9)
The Contract allows Partial Annuitization. It is possible for the Contract to be in both the Accumulation and Annuity Phases simultaneously and have different M&E charges. For example, if you select the Maximum Anniversary Death Benefit and request a variable Partial Annuitization we assess an annual M&E charge of 1.40% on the annuitized part of the Contract, and an annual M&E charge of 1.70% on the accumulation part. For more information, see section 9, The Annuity Phase – Partial Annuitization.

(10)
We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary subject to the maximum set out above and the minimum stated in section 7, Expenses – Rider Charge. However, in any twelve-month period we cannot increase or decrease the rider charge for Income Protector more than 0.50%, or more than 0.35% for Investment Protector. If we increase your rider charge, we notify you in writing at least 30 days in advance to allow you to remove the benefit before the charge increases. For more information, see section 7, Expenses – Rider Charge.

(11)	We assess the additional M&E charge during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.

(12)	If you take variable Annuity Payments during the Annuity Phase, the Bonus Option’s additional M&E charge continues until your Contract ends.

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2009, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option’s average daily net assets.

	Minimum	Maximum
Total annual Investment Option operating expenses* (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.54%	2.08%
*
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table and is disclosed in Appendix A. Appendix A also contains more details regarding the annual operating expenses for each of the Investment Options.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011

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EXAMPLES

These examples are intended to help you compare the cost of investing in this Contract with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and your selected Investment Options earn a 5% annual return. They also assume the maximum potential fees and charges for each period and are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on the Investment Option(s) and optional benefits you select, and whether and when you take withdrawals.

We deduct the $50 contract maintenance charge in the examples at the end of each year during the Accumulation Phase. Please note that we may waive this charge during the Accumulation Phase and Annuity Phase (when we make regular periodic payments, called Annuity Payments based on the life a person you designate, called the Annuitant), as described in section 7, Expenses – Contract Maintenance Charge. A transfer fee may apply, but is not reflected in these examples (see section 7, Expenses – Transfer Fee).

The combination of benefits that produces the maximum potential fees is the Base Contract with Bonus Option, Maximum Anniversary Death Benefit and Income Protector with joint Lifetime Plus Payments, assuming an 8% simple interest for the Annual Increase under the Benefit Base (8.5% declining withdrawal charge, 2.20% M&E charge, and maximum rider charge of 2.75%). The current rider charge is 1.20%.

1)	If you surrender your Contract (take a full withdrawal) at the end of each time period.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	$1,596	$3,120	$4,533	$7,850
0.54% (the minimum Investment Option operating expense)	$1,433	$2,687	$3,854	$6,726
2)
If you apply your total Contract Value to Annuity Payments (take a Full Annuitization) at the end of each time period. The earliest available date Annuity Payments can begin (Income Date) is 23 months after the date we issue the Contract (Issue Date).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	$ 716	$2,240	$3,803	$7,820
0.54% (the minimum Investment Option operating expense)	$ 563	$1,807	$3,124	$6,696

3)	If you do not surrender your Contract.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	$ 746	$2,270	$3,833	$7,850
0.54% (the minimum Investment Option operating expense)	$ 593	$1,837	$3,154	$6,726
See Appendix B for condensed financial information regarding the accumulation unit values (AUVs) for the highest and lowest charges for Contracts that were offered as of December 31, 2009. See the appendix to the Statement of Additional Information for condensed financial information regarding the AUVs for other charges for Contracts that were offered as of December 31, 2009.

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1.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life of New York), where you make payments to us and, in turn, we promise to make regular periodic payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For Qualified Contracts, the tax deferral is provided through compliance with specialized tax-qualification rules, and you do not receive any additional tax benefit by purchasing the Contract. However, the Contract may offer other features that meet your needs. Accordingly, if you are purchasing a Qualified Contract, you should consider purchasing this Contract for its death benefit, annuity benefits and other non-tax deferral related benefits. Please consult a tax adviser for information specific to your circumstances to determine whether a Qualified Contract is an appropriate investment for you.

The Contract has an Accumulation Phase and an Annuity Phase. During the Accumulation Phase, you can take withdrawals from the Contract and, subject to certain restrictions, you can make additional Purchase Payments. If you select Investment Protector, it provides a level of protection for the principal you invest and periodically locks in any anniversary investment gains at a future point that you select, called the Target Value Date. If you select Income Protector, you can receive guaranteed lifetime income called Lifetime Plus Payments. You can choose when Lifetime Plus Payments begin (the Benefit Date) subject to certain restrictions. Quarterly Anniversaries occur three calendar months after the Issue Date or any subsequent Quarterly Anniversary. You choose these dates subject to certain restrictions.

We base your annual maximum Lifetime Plus Payment on a percentage of the Benefit Base. Lifetime Plus Payments can increase annually, and they decrease if you withdraw more than the annual maximum (an Excess Withdrawal). Lifetime Plus Payments continue for the lifetime of the Covered Persons unless you take an Excess Withdrawal of the total Contract Value. For more information, see section 11.b, Income Protector – When Income Protector Ends.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.

•	The Business Day before the Income Date if you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the Accumulation Phase ends on the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the surviving spouse continues the Contract.

A Business Day is any day the New York Stock Exchange is open, except when an Investment Option does not value its shares. A request is in “Good Order” when it contains all the information we require to process it. “Service Center” means the Allianz Service Center whose address and telephone number are listed at the back of this prospectus.

The Annuity Phase is the period during which we make Annuity Payments from the Contract. Annuity Payments must begin on a designated date (the Income Date) that is at least 13 months after your Issue Date. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization. The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible that some portion of the Contract are in the Accumulation Phase and other portions are in the Annuity Phase at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have ended, as indicated in section 3, The Annuity Phase.

The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select. You cannot invest in more than 15 Investment Options at any one time. Contracts with Investment Protector or Income Protector are subject to restrictions on allocations and transfers into certain Investment Options (see the “Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing” discussion in section 11.a, Investment Protector and section 11.b, Income Protector). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options.

We do not make any changes to your Contract without your permission except as may be required by law.

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The Contract ends when:

•	the Accumulation Phase ends,

•	the Annuity Phase, if any, ends and/or

•	all applicable death benefit payments have been made.

For example, if you purchase a Contract and later take a full withdrawal of the entire Contract Value, both the Accumulation Phase and the Contract end, although the Annuity Phase never began and we did not make any death benefit payments.

OWNERSHIP

Owner

You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. Any change of ownership is subject to our approval. Qualified Contracts, a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code, can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any ownership change becomes effective as of the date you sign the request. A change of ownership does not automatically change the Annuitant or Beneficiary. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

Joint Owner

A Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (Non-Qualified Contract) can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.

NOTE FOR PARTIAL ANNUITIZATIONS: Partial Annuitizations (applying only part of your Contract Value to Annuity Payments) are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we do not allow the Owner to add a joint Annuitant.

Annuitant

The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Income Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Income Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Income Date if you take a Full Annuitization. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract, and the joint Annuitants must be spouses. If the Annuitant of an individually owned Contract dies before the Income Date, the younger Owner automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it. For example, if a sole Owner dies during the Accumulation Phase of the Contract, we pay a death benefit to the Beneficiary(s). If the Annuitant is not an Owner and he/she dies during the Accumulation Phase of the Contract, the Owner can name a new Annuitant (subject to our approval) and we do not pay a death benefit. If an Owner who is not an Annuitant dies during the Annuity Phase, the Beneficiary becomes the Owner, Annuity Payments continue and we do not pay a death benefit. If an Annuitant dies during the Annuity Phase, Annuity Payments to the Payee continue until the Contract ends and are paid at least as rapidly as they were being paid at the time of the Annuitant’s death. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

Payee

The Payee is the person you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we make Annuity

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Payments to the Owner. The Owner can change the Payee at any time, subject to our approval, provided the Payee designation is consistent with federal and state laws and regulations.

Beneficiary

The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit is paid to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary is the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, Joint Owners who are not spouses may not appoint contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we pay the death benefit to the estate of the Joint Owner who died last.

Assignment, Changes of Ownership and Other Transfers of a Contract

An authorized request specifying the terms of an assignment (including any assignment, change of ownership or other transfer) of a Contract must be sent to our Service Center and approved by us. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We withhold our consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We are not liable for any payment made or action taken before we consent and record the assignment. An assignment may be a taxable event. We are not responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

NOTE FOR CONTRACTS WITH INCOME PROTECTOR: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law.

2.	PURCHASE

PURCHASE PAYMENTS

A Purchase Payment is the money you put into the Contract. To purchase this Contract, all Owners and the Annuitant must be age 80 or younger on the Issue Date. The initial Purchase Payment is due on the Issue Date. The Purchase Payment requirements for this Contract are as follows.

•	The minimum initial payment due on the Issue Date is $10,000, or $25,000 with the No Withdrawal Charge Option.
•
If you select Income Protector or Investment Protector, we restrict additional Purchase Payments. Each rider year that we allow additional payments you cannot invest more than your initial amount without our prior approval. Your initial amount is all Purchase Payments received before the first Quarterly Anniversary of the first Contract Year. A Contract Year is a period of twelve months beginning on the Issue Date or any subsequent Contract Anniversary. If your benefit is effective on the Issue Date, we allow you to invest the same amount prior to the first Contract Anniversary. We do not accept any additional Purchase Payments on or after:

–	the date Lifetime Plus Payments begin (Benefit Date) under Income Protector, and
–	the third rider anniversary under Investment Protector.
•	If you do not select Investment Protector or Income Protector, you can make additional Purchase Payments of $50 or more during the Accumulation Phase.
•	We do not accept additional Purchase Payments on or after the Income Date that you take a Full Annuitization.
•	The maximum total amount we accept without our prior approval is $1 million (including amounts already invested in other Allianz Life of New York variable annuities).

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment, and if mandated under applicable law, we may be required to reject a Purchase Payment.

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NOTE TO QUALIFIED CONTRACT OWNERS: Purchase Payments to Qualified Contracts are limited by federal law and must be from earned income or a qualified transfer or rollover. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.

NOTE: If your total Purchase Payments are $1 million or more, your ability to add Investment Protector or Income Protector to your Contract is subject to our review and approval.

AUTOMATIC INVESTMENT PLAN (AIP)

The automatic investment plan (AIP) is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form in Good Order by the first of the month in order for AIP to begin that same month. We process additional Purchase Payments through AIP on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $50. The maximum investment that you can make by AIP per month is $1,000.

We allocate Purchase Payments we receive through AIP according to your future allocation instructions which must comply with all of the requirements and allocation restrictions stated in this section, and in section 11.a, if you select Investment Protector or section 11.b, if you select Income Protector. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to make the change that month with the following exception. If you begin Annuity Payments, AIP ends on the Business Day before the Income Date. If you select Investment Protector, AIP ends on the third rider anniversary. If you select Income Protector, AIP ends on the Benefit Date if you begin Lifetime Plus Payments.

NOTE TO OWNERS OF QUALIFIED CONTRACTS: AIP is not available if your Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract, we allocate your initial Purchase Payment to the Investment Options you selected. If you select the Bonus Option, we allocate any applicable bonus in the same way as the corresponding Purchase Payment. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Options do not change your future Purchase Payment allocation instructions and do not change how we rebalance your Contract Value at the end of each quarter if you select Investment Protector or Income Protector. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions.

You can change your future allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center, or by our website. We do not currently accept future Purchase Payment allocation instructions from you via email or other electronic communications, other than our website. These other communication methods may be available to you in the future. Changes to your future allocation instructions we receive in Good Order, in writing or by telephone at our Service Center, or by our website, are effective on the Business Day that we receive them.

We apply these allocation instructions from this Business Day forward to any additional Purchase Payments we receive and to the quarterly rebalancing if you select Investment Protector or Income Protector. If you change your future allocation instructions by writing or telephone, and you are participating in the automatic investment plan, dollar cost averaging program or the flexible rebalancing program, your instructions must include directions for the plan/program. If you change your future allocation instructions on our website and are participating in the automatic investment plan, dollar cost averaging program or flexible rebalancing program, you must contact us separately to change directions for your plan or program.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we always allow you to invest in at least five Investment Options.

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Once we receive your initial Purchase Payment and the necessary information, we issue the Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we contact you or your Financial Professional to get it. If for some reason we are unable to complete this process within five Business Days, we either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be “received” when it is received at our Service Center regardless of how or when you made the payment. Applications and Purchase Payments received at our home office address are forwarded to the lockbox address listed on your application, which may delay processing of your application.

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,
•	there is a new withdrawal charge period for this Contract, unless you select the No Withdrawal Charge Option,
•	other charges under this Contract may be higher (or lower),
•	the benefits may be different, and
•	you no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person generally earns a commission on each contract sale). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

FAXED APPLICATIONS

We accept Contract applications delivered in writing as well as via fax. It is important to verify that we have received any faxed application. We are not liable for faxed applications that we do not receive. We treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If experiencing problems, your application should be submitted in writing to our Service Center. We reserve the right to discontinue or modify the faxed application privilege at any time and for any reason. We do not currently accept applications delivered via email or our website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE

If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. You receive your Contract Value (less any bonus) as of the day we receive your request. This may be more or less than your initial Purchase Payment. If you select the Bonus Option and cancel your Contract during the free look/right-to-examine period, you forfeit your entire bonus. (See section 11.c, Optional Benefits – Bonus Option.) If you purchased this Contract as an IRA, we are required to refund your Purchase Payments (not including any bonus) less withdrawals if you decide to cancel your Contract within the free look period. In these instances, if you cancel your Contract you receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund the Purchase Payments, we reserve the right to allocate your initial Purchase Payment (and any bonus if you select the Bonus Option) to the AZL Money Market Fund until the expiration of the free look period. At the end of that period, we re-allocate your money as you selected. The free look provision under the Contract is also called the right to examine.

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ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE

The Contract Value in the subaccounts go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value is also affected by the charges of the Contract. In order to keep track of your Contract Value in the Separate Account, we use a measurement called an accumulation unit. If you request variable Annuity Payments during the Annuity Phase of the Contract, we call this measurement an annuity unit.

When we receive a Purchase Payment, we credit your Contract with accumulation units for the Purchase Payment (and any bonus if applicable) at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price. The Purchase Payments and bonus you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of accumulation units we credit to your Contract by dividing the amount of the Purchase Payment and bonus allocated to a subaccount by the value of the corresponding accumulation unit.

Every Business Day, we determine the value of an accumulation unit for each subaccount by multiplying the accumulation unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:

•	dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount at the end of the immediately preceding Business Day,
•	adding any applicable dividends or capital gains, and
•	multiplying this result by one minus the amount of the M&E charge for the current Business Day, and any additional calendar days since the immediately preceding Business Day.

We calculate the value of each accumulation unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an accumulation unit may go up or down from Business Day to Business Day. We calculate your Contract Value in the Separate Account by multiplying the accumulation unit value in each subaccount by the number of accumulation units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary reflects the number and value of the accumulation units at the end of the previous Business Day.)

Example

•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
•	When the New York Stock Exchange closes on that Wednesday, we determine that the value of an accumulation unit based on the Investment Option you chose is $13.25.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day’s price.

3.	THE ANNUITY PHASE

You can apply your Contract Value to regular periodic payments (Annuity Payments). Prior to a Full Annuitization, you can surrender your Contract and receive your total Contract Value less any applicable withdrawal charge. A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments. The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, the amount payable is the amount that would have been provided at the true age or gender.

INCOME DATE

The Income Date is the date Annuity Payments begin. Your scheduled Income Date in your Contract is the maximum permitted Income Date allowed for your Contract, which is the first day of the calendar month following the Annuitant’s 90th birthday. Your scheduled Income Date may be different if the Contract is issued to a charitable remainder trust. An earlier Income Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Income Date after the Issue Date, but any such request is subject to applicable law and our approval. The extension available to you may vary depending on

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the Financial Professional you purchase your Contract through and your state of residence. Your Income Date must be the first day of a calendar month and must be at least 13 months after the Issue Date. The Income Date will never be later than what is permitted under applicable law.

NOTE: We require you to take a Full Annuitization on the maximum permitted Income Date if, at that time, your Contract Value is greater than zero. We notify you of your available options in writing 60 days before the maximum permitted Income Date. Upon Full Annuitization we base your Annuity Payments on your Contract Value. If you have not selected an Annuity Option, we make payments under the default option described in the “Annuity Payments” discussion of this section. Upon Full Annuitization you no longer have a Contract Value, or any benefits or benefit increases based on Contract Value. In addition, the death benefit ends and any periodic withdrawal or payments other than Annuity Payments stop.

NOTE FOR CONTRACTS WITH INCOME PROTECTOR: If on the maximum permitted Income Date you are receiving Lifetime Plus Payments, your Contract Value is greater than zero and you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, we make the following guarantee.

For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then your fixed Annuity Payments equal the greater of:

•	annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or
•	the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then your fixed Annuity Payments equal the greater of:

•	annual fixed Annuity Payments under Annuity Option 3 based on the Contract Value; or
•	the current annual maximum Lifetime Plus Payment available to you.

However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply.

ANNUITY PAYMENTS

Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Annuity Payments under Annuity Options 1-5 as:

•	a variable payout,
•	a fixed payout, or
•	a combination of both.

We base Annuity Payments on your Contract Value.

Under a fixed payout, all of the Annuity Payments are the same dollar amount (equal installments) except as provided under Annuity Option 3. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event do we use lower fixed payout rates to calculate your fixed Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Annuity Payments than the guaranteed rates provided by your Contract.

If you choose a variable payout, the dollar amount of the payments depend upon the following factors.

•	The Contract Value on the Income Date.
•	The age of the Annuitant and any joint Annuitant on the Income Date.
•	The gender of the Annuitant and any joint Annuitant, where permitted.
•	The Annuity Option you select.
•	The assumed investment rate (AIR) you select.
•	Your Contract’s mortality table.
•     The future performance of the Investment Option(s) you select.

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You can choose an AIR of either 3% or 4.5%. Using a higher AIR results in a higher initial variable Annuity Payment, but later payments increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Annuity Payments increase. Similarly, if the actual performance is less than the AIR you selected, the variable Annuity Payments decrease.

If you choose a variable payout, you can continue to invest in up to 15 of the available Investment Options. We may change this in the future, but we always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we base variable Annuity Payments on the investment allocations that were in place on the Income Date.

Each portion of the Contract that you apply to Annuity Payments ends upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
•	When the Contract ends.

ANNUITY OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments usually are lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.

If you do not choose an Annuity Option before the Income Date, we make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of the Annuitant’s death and return of the Contract before we make any lump sum payment on a Full Annuitization. There are no additional costs associated with a lump sum payment. Under a Partial Annuitization, this Annuity Option is only available for variable payouts; this Annuity option is not available for fixed Partial Annuitizations.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.

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Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of death of both joint Annuitants and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}

where:

(A)	=	Annuity unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.

(B)	=	The amount applied to variable Annuity Payments on the Income Date.

(C)	=	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.

(D)	=	The number of annuity units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.

(E)	=	Dollar value of first variable Annuity Payment.

(F)	=	Number of variable Annuity Payments made since the Income Date.

We base this calculation upon the allocation of annuity units actually in force at the time due proof of the Annuitant’s death is received at our Service Center. We do not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE

•	The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).
•	The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).
•
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is:  $6.15 x ($100,000 / $1,000) = $615 (item “E”).

•	Assume the annuity unit value on the Income Date is $12, then the number of annuity units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item “D”).
•
The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item “F”) and the annuity unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).

We calculate the refund as follows:

(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =
10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30

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PARTIAL ANNUITIZATION

Only a sole Owner can take Partial Annuitizations under Annuity Options 1, 2, or 5. The Owner must be the Annuitant and we do not allow joint Annuitants. You cannot take a new Partial Annuitization while receiving Lifetime Plus Payments. We allow you to annuitize less than your total Contract Value in a Partial Annuitization. We allow one Partial Annuitization every 12 months, up to a maximum of five. If you have four Partial Annuitizations and want a fifth, you must take a Full Annuitization of the total remaining Contract Value. You cannot add Contract Value to the part of a Contract that has been partially annuitized, or transfer values that have been partially annuitized to any other part of the Contract. Partial Annuitizations are not subject to a withdrawal charge (if applicable), but they decrease the Contract Value, Withdrawal Charge Basis, death benefit, and any of your Contract’s guaranteed values.

NOTE: A recent tax law change allows a Partial Anuitization under a life Annuity Option on a Non-Qualified Contract to receive the same income tax treatment as a Full Annuitization. However, this income tax treatment does not apply to a Partial Annuitization on a Qualified Contract. You should consult a tax adviser before requesting a Partial Annuitization.

4.	INVESTMENT OPTIONS

The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

You should read the Investment Options’ prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options’ prospectuses. We send you the current copy of the Investment Options’ prospectus when we issue the Contract. (You can also obtain the current Investment Options’ prospectus by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. For more information about share classes, see the Investment Options’ prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds are comparable even though the Investment Options have the same names, investment advisers, objectives and policies.

Each of the Investment Options offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust), is a “fund of funds” and diversifies its assets by investing primarily in the shares of several other affiliated mutual funds.

The Investment Options may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds of the Allianz VIP Fund of Funds Trust do not pay service fees or 12b-1 fees to the Trust, and the Trust does not charge service fees or 12b-1 fees. The underlying funds of the Allianz VIP Fund of Funds Trust or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

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The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Allianz Global Investors Capital, and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.

INVESTMENT OPTIONS

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL Balanced Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 40% to 60% of assets in the underlying equity index funds and 40% to 60% in the underlying bond index fund.

	AZL Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds.
	AZL Fusion Conservative Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds.
	AZL Fusion Growth Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 70% to 90% of assets in equity funds and approximately 10% to 30% invested in fixed income funds.
	AZL Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds.
	AZL Growth Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 65% to 85% of assets in the underlying equity index funds and 15% to 35% in the underlying bond index fund.

ALLIANZ GLOBAL INVESTORS CAPITAL
Managed by Allianz Global Investors Capital	AZL Allianz AGIC Opportunity Fund	Small Cap	Capital appreciation
At least 65% of its assets in common stocks of “growth” companies (believed by the subadviser to have above-average growth prospects), with market capitalizations of less than $2 billion at the time of investment.

BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Capital Management, Inc.	AZL BlackRock Capital Appreciation Fund	Large Growth	Long-term growth of capital	Invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid-size and large-size companies.
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE index.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL Mid Cap Index Fund	Mid Cap	Match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

Managed by Allianz Investment Management LLC/BlackRock Institutional Management Corporation	AZL Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Money Market Fund may also become extremely low and possibly negative.

Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL S&P 500 Index Fund	Large Blend	Match total return of the S&P 500®	Normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.
	AZL Small Cap Stock Index Fund	Small Cap	Match performance of the S&P SmallCap 600 Index®	Invests in a representative sample of stocks included in the S&P SmallCap 600 Index®, and in futures whose performance is related to the index, rather than attempting to replicate the index.
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

COLUMBIA
Managed by Allianz Investment Management LLC/ Columbia Management Investment Advisers, LLC	AZL Columbia Mid Cap Value Fund	Mid Cap	Long-term growth of capital
Invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the fund’s subadviser believes are undervalued and have the potential for long-term growth.

	AZL Columbia Small Cap Value Fund	Small Cap	Long-term capital appreciation
Invests at least 80% of net assets in equity securities of companies with market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase that the subadviser believes are undervalued.

DAVIS
Managed by Allianz Investment Management LLC/Davis Selected Advisers, L.P.	AZL Davis NY Venture Fund	Large Value	Long-term growth of capital	Invests the majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.
Managed by Davis Selected Advisers, L.P.	Davis VA Financial Portfolio	Specialty	Long-term growth of capital	At least 80% of net assets in securities issued by companies principally engaged in the financial services sector.
DREYFUS
Managed by Allianz Investment Management LLC/The Dreyfus Corporation	AZL Dreyfus Equity Growth Fund	Large Growth	Long-term growth of capital and income
Primarily invests in common stocks of large, well-established and mature companies. Normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance. May invest in non-dividend paying companies and up to 30% of its total assets in foreign securities.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
EATON VANCE
Managed by Allianz Investment Management LLC/Eaton Vance Management	AZL Eaton Vance Large Cap Value Fund	Large Value	Total Return
Invests at least 80% of net assets in equity securities, primarily in dividend-paying stocks, of large-cap companies with market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. May invest up to 25% of total assets in foreign securities, including emerging market securities.

FIDELITY
Managed by Strategic Advisers, Inc.	Fidelity VIP FundsManager 50% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 35% domestic equity funds, 15% international equity funds, 40% fixed income funds and 10% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 50% Composite Index.

	Fidelity VIP FundsManager 60% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 42% domestic equity funds, 18% international equity funds, 35% fixed income funds and 5% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 60% Composite Index.

FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Advisory Services, LLC	AZL Franklin Small Cap Value Fund	Small Cap	Long-term total return
Under normal market conditions, invests at least 80% of its net assets in investments of small capitalization companies similar to those that comprise the Russell 2500™ Index at the time of investment.

Managed by Allianz Investment Management LLC/Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, and Franklin Advisers, Inc.	AZL Franklin Templeton Founding Strategy Plus Fund	Specialty	Long-term capital appreciation, with income as a secondary goal
Invests in a combination of subportfolios or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. The strategies invest primarily in U.S. and foreign equity and fixed income securities.

Managed by Franklin Advisers, Inc.	Franklin High Income Securities Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests substantially in high yield, lower-rated debt securities (“junk bonds”) and preferred stocks.
	Franklin Income Securities Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
Administered by Franklin Templeton Services, LLC	Franklin Templeton VIP Founding Funds Allocation Fund	Model Portfolio (Fund of Funds)	Capital appreciation with income as a secondary goal.	Invests equal portions in Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund, and Templeton Growth Securities Fund.
Managed by Franklin Advisers, Inc.	Franklin U.S. Government Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
Managed by Franklin Mutual Advisers, LLC	Mutual Global Discovery Securities Fund	International Equity	Capital appreciation	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. Also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Managed by Franklin Mutual Advisers, LLC	Mutual Shares Securities Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. Also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Managed by Franklin Advisers, Inc.	Templeton Global Bond Securities Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Templeton Global Advisors Limited	Templeton Growth Securities Fund	International Equity	Long-term capital growth	Normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.
GATEWAY
Managed by Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture equity market investment returns, while exposing investors to less risk than other equity investments
Normally invests in a broadly diversified portfolio of common stocks, generally consisting of approximately 200 to 400 stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco International Equity Fund	International	Long-term growth of capital	At least 80% of its assets in a diversified portfolio of international equity securities whose issuers are considered by the fund’s subadviser to have strong earnings growth.
	AZL Van Kampen Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal. Secondary objective of long-term growth of capital
Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 25% ot total assets in foreign securities, including emerging market securities.

	AZL Van Kampen Growth and Income Fund	Large Value	Income and long-term growth of capital
Invests at least 65% of total assets in income-producing equity securities, including common stocks and convertible securities; also in non-convertible preferred stocks and debt securities rated “investment grade.” May invest  up to 25% of total assets in foreign securities, including emerging markets.

J.P. MORGAN
Managed by Allianz Investment Management LLC/J.P. Morgan Investment Management, Inc.	AZL JPMorgan U.S. Equity Fund	Large Blend	High total return	Invests at least 80% of its net assets, plus any borrowings for investment purposes, primarily in equity securities of large- and medium-capitalization U.S. companies.
MFS
Managed by Allianz Investment Management LLC/Massachusetts Financial Services Company	AZL MFS Investors Trust Fund	Large Blend	Capital appreciation
Invests primarily in equity securities of companies with large capitalizations that the subadviser believes has above average earnings growth potential, are undervalued, or in a combination of growth and value companies.

MORGAN STANLEY
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc.	AZL Morgan Stanley Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

	AZL Morgan Stanley International Equity Fund	International	Long term capital appreciation	Invests at least 80% of assets in a diversified portfolio of equity securities of issuers selected from a universe comprised of approximately 1,200 companies in non-U.S. markets.
	AZL Morgan Stanley Mid Cap Growth Fund	Mid Cap	Capital growth	At least 80% of net assets in common stocks and other equity securities of mid capitalization growth companies, with market capitalizations within the range of the Russell Midcap Growth Index.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO EqS Pathfinder Portfolio	International Equity	Capital appreciation
Normally invests in equity securities, including common and preferred stock, of issuers that PIMCO believes are undervalued by the market in comparison to PIMCO’s own determination of the company’s value. Invests in securities and instruments that are economically tied to at least three countries (one of which may be the United States).

	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Multi-Asset Portfolio	Specialty	Total return which exceeds a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 20% to 80% of total assets in equity-related investments.

	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

SCHRODER
Managed by Allianz Investment Management LLC/Schroder Investment Management North America Inc.	AZL Schroder Emerging Markets Equity Fund	Specialty	Capital appreciation
Invests at least 80% of its net assets in equity securities of companies that the subadviser believes to be “emerging market” issuers. May invest remainder of assets in securities of issuers located anywhere in the world.

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Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
TURNER
Managed by Allianz Investment Management LLC/Turner Investment Partners, Inc.	AZL Turner Quantitative Small Cap Growth Fund	Small Cap	Long-term growth of capital
At least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations (in the range of companies included in the Russell 2000® Growth Index), that the subadviser believes have strong earnings growth potential.

Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option’s Board of Directors monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options’ advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.50% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option’s assets on an ongoing basis, over time they increase the cost of an investment in the Investment Option.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of your selected Investment Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The fund companies that sell Investment Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You can make transfers between the Investment Options subject to the restrictions stated here. Currently there is no maximum limit on the number of transfers we allow, but we may change this in the future. Transfers may also be subject to a transfer fee, discussed in section 6, Expenses.

The following applies to any transfer.

•
The minimum transfer is $1,000 or the entire amount in the Investment Option, if less. We waive this requirement under the dollar cost averaging and flexible rebalancing programs, and under the allocation and transfer restrictions for Investment Protector or Income Protector.

•	We may choose not to allow you to make transfers during the free look/right-to-examine period.
•	Your request for a transfer must clearly state:
–	which Investment Options are involved in the transfer; and
–	how much you wish to transfer.
•
If you select Investment Protector or Income Protector, your transfer instructions must comply with restrictions discussed under “Investment Option Allocation Restrictions and Quarterly Rebalancing” in section 11.a, Investment Protector or section 11.b, Income Protector.

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•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.

•
Transfers of Contract Value between Investment Options do not change your future Purchase Payment allocation instructions or how we rebalance your Contract Value on each Quarterly Anniversary if you select Investment Protector or Income Protector. In order to change this quarterly rebalancing when you make a transfer, you must also change your future allocation instructions.

When you make a transfer request, we process the request based on the accumulation unit values and/or annuity unit values next determined after receipt of the request in Good Order at our Service Center. The accumulation unit values and annuity unit values are normally determined at the end of each Business Day and any transfer request received at or after the end of the current Business Day receives the next Business Day’s accumulation unit values and/or annuity unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

NOTE: This Contract is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

NOTE FOR PARTIAL ANNUITIZATIONS:  Transfer instructions apply equally to the accumulation and all annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.

Electronic Transfers

You can currently request transfers by telephone, fax, or by website at http:// www.allianzlife.com. We do not currently accept transfer instructions from you through any other form of electronic communication. We accept transfer instructions from any Owner unless we are instructed otherwise. We may also allow you to authorize someone else to request transfers on your behalf. We use reasonable procedures to confirm that electronic instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request and to discontinue or modify our electronic transfer privileges at any time and for any reason.

When you make an electronic transfer request, we process the request based on the accumulation unit values next determined after receipt of the request at our Service Center. If a Service Center representative does not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s accumulation unit values.

Please note that telephone, fax and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your transfer request in writing to our Service Center.

By authorizing electronic transfers, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with electronic transactions that do not occur if you submit a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we cannot verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

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EXCESSIVE TRADING AND MARKET TIMING

We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

•
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value.

•
An adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely.

•	Increased brokerage and administrative expenses.

We attempt to protect our Owners and the Investment Options from potentially disruptive trading, through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, we may:

•	Limit the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).
•	Restrict the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).
•
Require a minimum time period between each transfer into or out of a particular Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the following Investment Options when available in your Contract: any fixed option, the AZL Money Market Fund, and Investment Options offered through the Allianz Variable Insurance Products Fund of Funds Trust. Round trips are transfers into and back out of a particular Investment Option, or transfers out of and back into a particular Investment Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•	Limit the dollar amount of any Purchase Payment or transfer request allocated to any Investment Option at any one time.
•	Impose redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).
•	Prohibit transfers into specific Investment Options.
•	Impose other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners’ legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners’ interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

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We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.

•	Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Option’s shares are subject to acceptance by that Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option or allocation of a Purchase Payment to an Investment Option if the order to purchase the Investment Option’s shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or allocations of Purchase Payments to that Investment Option. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM

The DCA program allows you to systematically transfer a set amount of Contract Value each month from the AZL Money Market Fund to your selected Investment Options. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, dollar cost averaging does not directly result in a Contract Value gain or protect against a market loss.

You can elect to participate in either the six- or twelve-month DCA program by properly completing our DCA form. You can choose to participate in this program at any time during the Accumulation Phase and you can participate more than once. There are no fees for DCA program transfers and we do not currently count these transfers against the free transfers that we allow. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

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If you choose to immediately participate in this program, we apply 100% of the initial Purchase Payment to the AZL Money Market Fund. If you choose to participate later, you must allocate at least an additional $1,500 to the AZL Money Market Fund, in addition to any Contract Value currently in that fund. Each month while the program is in effect, we transfer Contract Value from the AZL Money Market Fund according to your future Purchase Payment allocation instructions.

We make DCA transfers on the tenth of the month, or the next Business Day if the tenth is not a Business Day. We must receive your DCA program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these transfers, or your program participation will not begin until next month. The amount that we transfer each month is equal to the amount you applied to this program (adjusted for Investment Option performance), divided by the number of remaining transfers to be made during your program’s period.

Your participation in the program ends when any of the following occurs:

•	the DCA program period ends (which is either six or twelve months);

•	on the Benefit Date you begin receiving Lifetime Plus Payments if you select Income Protector;

•	you request to end the program (your request must be received at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the tenth to end that month); or

•	your Contract ends.

If you request to end the program, or the program ends because Lifetime Plus Payments begin, we transfer any remaining Contract Value in the AZL Money Market Fund according to your future allocation instructions on the Business Day your DCA program ends.

NOTE FOR CONTRACTS WITH INVESTMENT PROTECTOR OR INCOME PROTECTOR: Quarterly rebalancing transfers under these benefits do not move Contract Value allocated to the DCA program into or out of the AZL Money Market Fund.

FLEXIBLE REBALANCING PROGRAM

You can choose to have us rebalance your Contract Value. Once we invest your money in your selected Investment Option subaccounts, the Investment Option performance may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among your selected Investment Options. You can direct us to automatically readjust your Contract Value in the Investment Options on a quarterly, semi-annual or annual basis according to your instructions. Flexible rebalancing transfers are made on the 20th of the month, or the prior Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process this rebalancing, or you program will not begin until next month. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program and we do not currently count these transfers against any free transfers that we allow. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.

NOTE: This program is not available if you select Investment Protector or Income Protector.

FINANCIAL ADVISERS – ASSET ALLOCATION PROGRAMS

If you have a relationship with a personal investment adviser and the advisory agreement provides that you pay all or a portion of your adviser’s fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a withdrawal from the Contract to pay these fees. We treat any fee that is withdrawn as a withdrawal under the terms of this Contract. As a withdrawal, it is treated as a distribution from taxable earnings first, and then as a non-taxable return of Purchase Payments. If any Owner is under age 59½, the withdrawal may be subject to a 10% federal penalty tax. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee charged by your adviser is in addition to this Contract’s fees and expenses. We are not party to your agreement with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.

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Please note that the adviser you engage to provide advice and/or to make transfers for you is acting on your behalf, not our behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review an adviser’s transaction history before granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If we grant trading authority, that adviser is subject to the same limitations applicable to Owners.

VOTING PRIVILEGES

We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we obtain instructions as to how to vote those shares from all affected Owners. We then vote all of the shares we own, including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting, and because many Owners do not provide us with voting instructions, a small number of Owners may determine a vote’s outcome. Should we determine that we are no longer required to obtain your voting instructions, we vote the shares in our own right. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.

•
You are permitted to cast votes based on the dollar value of the Investment Option’s shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of accumulation/annuity units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.

•	We determine the number of shares that you can vote.

•	You receive any proxy materials and a voting instruction form, as well as periodic reports relating to the Investment Options in which you have an interest.

5.	OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of our general account assets and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. It is possible for our general account assets to lose value. Subject to applicable law, we have sole discretion over the investment of our general account assets.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

We do not currently offer any general account investment choices during the Accumulation Phase. Any Contract Value you allocate to provide fixed Annuity Payments during the Annuity Phase becomes part of our general account. Any guaranteed values provided by this Contract in excess of the Contract Value are subject to our claims paying ability.

6.	EXPENSES

There are charges and other expenses associated with the Contract that reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGE

Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Investment Options’ assets for the M&E charge. We do this as part of our calculation of the value of the accumulation and annuity units. We calculate and accrue the M&E charge on a daily basis, at an annualized rate of the net asset value of an Investment Option, and we use that net asset value to calculate the accumulation unit value during the Accumulation Phase and the annuity unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any amounts you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on amounts you apply to fixed Annuity Payments.

Some or all of the optional benefits may not be available to you; check with your Financial Professional. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.

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Each of the optional benefits listed below carries an additional M&E charge during the Accumulation Phase. We assess the additional M&E charge during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. If you take variable Annuity Payments during the Annuity Phase, the additional M&E charge for the Bonus Option continues until your variable Annuity Payments end.

	M&E Charge
	Accumulation Phase	Annuity Phase
Base Contract	1.40%	1.40%
Additional Charges for Optional Benefits
Maximum Anniversary Death Benefit	0.30%
Bonus Option	0.50%	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Because the Contract allows Partial Annuitization, it is possible for one portion of the Contract to be in the Accumulation Phase and other portions to be in the Annuity Phase at the same time. It is also possible to have a different M&E charge on different portions of the Contract at the same time if you take a variable Partial Annuitization.

This charge compensates us for all the insurance benefits provided by your Contract, for example:

•	our contractual obligation to make Annuity Payments,

•	the death, income, and withdrawal benefits under the Contract,

•	certain expenses related to the Contract, and

•	for assuming the risk (expense risk) that the current charge will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charge is sufficient to cover such costs and risks, any excess is profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

RIDER CHARGE

If you select Investment Protector or Income Protector, we deduct a rider charge from your Contract Value during the Accumulation Phase while your selected benefit is in effect and your Contract Value is positive. The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector or a percentage of the Benefit Base under Income Protector. The Benefit Base is the amount we use to calculate the initial annual maximum lifetime payments under your selected benefit. We calculate the daily rider charge amount beginning on the day after the rider effective date, and we deduct it for each quarter on the earlier of the following: at the end of the last Business Day before the Quarterly Anniversary or when we deduct the final rider charge.

The current and maximum rider charges listed here for these optional benefits apply to benefits that you select while this prospectus is in effect. If you add one of these optional benefits to your Contract in the future, it is subject to the rider charge (current, minimum and maximum) stated in the prospectus that is in effect at the time the benefit is added to your Contract.

	Rider Charge during the Accumulation Phase
	Maximum	Minimum	Current
Investment Protector	2.50%	0.35%	0.90%
Income Protector Single Lifetime Plus Payments Joint Lifetime Plus Payments	2.50% 2.75%	0.50% 0.50%	1.05% 1.20%
We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary, subject to the maximum and minimum rider charges stated here. However, in any twelve-month period we cannot increase or decrease the rider charge for Investment Protector more than 0.35% and we cannot increase or decrease the rider charge for Income Protector more than 0.50%. If we increase the rider charge for your selected benefit, we notify you in writing at least 30 days before the increase to allow you to remove the benefit before the increase takes effect.

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Changes to the Target Value or Benefit Base change the amount we deduct from your Contract for the rider charge. For example, assume you have Income Protector and receive an annual payment increase to your Lifetime Plus Payment due to an increase in your Contract Value. This also increases your Benefit Base which causes an increase in the amount of your daily rider charge. Similarly, an Excess Withdrawal decreases both your Benefit Base and the amount of your daily rider charge.

The deduction of the rider charge decreases your Contract Value on a dollar for dollar basis. We deduct the rider charge from the Contract Value, determined at the end of the last Business Day before each Quarterly Anniversary, before we use that Contract Value to compute any of the guaranteed values available under the optional benefits for this Contract. We deduct the rider charge proportionately from the Investment Options as set out in your Contract. The rider charge compensates us for the expenses and risks associated with the guarantees provided under the optional benefits. If the rider charge is sufficient to cover such costs and risks, any excess is profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

We will deduct the final rider charge on the Business Day your selected benefit ends. If your benefit ends due to death, we deduct the final rider charge from the Contract Value before calculating the death benefit. If your benefit ends because you take a full withdrawal or Excess Withdrawal of the entire Contract Value, we will deduct the final rider charge before we calculate the withdrawal charge. If, on a Quarterly Anniversary your Contract Value at the end of the prior Business Day is less than the rider charge that we are to deduct, we will deduct your entire remaining Contract Value to cover the final rider charge and reduce your Contract Value to zero. If the deduction of the final rider charge reduces your Contract Value to zero, the Contract, rider, and any Lifetime Plus Payments will continue although we will no longer assess or deduct the rider charge.

CONTRACT MAINTENANCE CHARGE

We deduct $30 from the Contract annually as a contract maintenance charge during the Accumulation Phase. The charge is for the expenses associated with the administration and maintenance of the Contract. The deduction of the contract maintenance charge decreases your Contract Value on a dollar for dollar basis. We deduct the contract maintenance charge from the Contract Value determined at the end of the last Business Day before the Contract Anniversary. We make this deduction before we use that Contract Value to compute any of the guaranteed values available under your optional benefits. We deduct this charge proportionately from the Investment Options. This charge cannot be increased.

We waive this charge if the Contract Value is at least $100,000 at the time we are to deduct the charge. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct any applicable contract maintenance charge. If you own more than one Vision New York Contract, we waive the contract maintenance charge if the total Contract Value on all Vision New York Contracts registered under the same individual’s social security or tax identification number is at least $100,000. We also waive this charge against amounts paid out as death benefits or during the Annuity Phase.

If the Contract is owned by a non-individual (for example, a qualified plan or trust), we look to the Annuitant to determine if we assess the charge.

WITHDRAWAL CHARGE

The Base Contract provides a seven year withdrawal charge schedule. If you select the Bonus Option or Short Withdrawal Charge Option, you will have a different withdrawal charge schedule. However, if you select the No Withdrawal Charge Option, you are not subject to a withdrawal charge. The Bonus Option, the Short Withdrawal Charge Option and the No Withdrawal Charge Option each carry an additional M&E charge. Once you select one of these optional benefits, you cannot cancel it. Check with your Financial Professional regarding availability of the optional benefits and be sure to discuss whether the benefit is appropriate for your situation.

You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if any part of the withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge on amounts we deduct to pay other Contract charges or penalty-free withdrawals. However, amounts withdrawn to pay investment adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege. Penalty-free withdrawals include: withdrawals under the free withdrawal privilege and waiver of withdrawal charge benefit; payments under our minimum distribution program; Annuity Payments; and Lifetime Plus Payments under Income Protector.

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The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any applicable withdrawal charge). We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay other Contract charges. We do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. This means that on a full withdrawal, if the Contract Value has declined due to poor performance of your selected Investment Options, the withdrawal charge may be greater than the amount available for withdrawal. Because we assess the withdrawal charge against the Withdrawal Charge Basis, in some instances, the Contract Value may be positive, but you do not receive a distribution due to the amount of the withdrawal charge.

NOTE REGARDING PARTIAL ANNUITIZATIONS: Amounts applied to Partial Annuitizations reduce the Withdrawal Charge Basis proportionately by the percentage of Contract Value you annuitize.

For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we make withdrawals from your Contract in the following order.

1.
First, we withdraw any Purchase Payments that are beyond your Contract’s withdrawal charge period (for example, if you have a Base Contract, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.

2.
If this is a partial withdrawal, we withdraw any Purchase Payments available under the free withdrawal privilege and we do not assess a withdrawal charge. For more information, see section 8, Access to Your Money – Free Withdrawal Privilege.

3.
Next, on a FIFO basis, we withdraw Purchase Payments that are within your Contract’s withdrawal charge period. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.

4.
Finally, we withdraw any Contract earnings. Bonuses (if applicable) and any earnings thereon are treated as earnings under the Contract for purposes of the withdrawal charge. We do not assess a withdrawal charge on Contract earnings.

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received each Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

Number of Complete Years Since We Received Your Purchase Payment	Withdrawal Charge Amount
	Base Contract	Contract with the Bonus Option	Contract with the Short Withdrawal Charge Option	Contract with the No Withdrawal Charge Option
0	8.5%	8.5%	8.5%	0%
1	8.5%	8.5%	7.5%	0%
2	7.5%	8.5%	5.5%	0%
3	6.5%	8%	3%	0%
4	5%	7%	0%	0%
5	4%	6%	0%	0%
6	3%	5%	0%	0%
7	0%	4%	0%	0%
8	0%	3%	0%	0%
9 years or more	0%	0%	0%	0%
There is no withdrawal charge under the following circumstances:

•	for the Base Contract, when you withdraw a Purchase Payment that we have had for seven complete years,

•	for a Contract with the Bonus Option, when you withdraw a Purchase Payment that we have had for nine complete years,

•	for a Contract with the Short Withdrawal Charge Option, when you withdraw Purchase Payments we have had for four complete years, or

•	if you have a Contract with the No Withdrawal Charge Option.

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Upon a full withdrawal, we first deduct any applicable contract maintenance charge, then we deduct any applicable rider charge, then we calculate the withdrawal charge. For a full withdrawal, we deduct any applicable withdrawal charge as a percentage of the Withdrawal Charge Basis from the total Contract Value and send you the remaining amount. For a partial withdrawal, we deduct the amount you request, plus any applicable withdrawal charge from the total Contract Value. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge proportionately from the selected Investment Options. If a partial withdrawal occurs on a day that we also assess the rider charge and/or contract maintenance charge, we assess these charges in this order after we deduct the withdrawal and any applicable withdrawal charge from the Contract Value.

Example: You purchase a Base Contract with an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.

1)	Purchase Payments that are beyond the withdrawal charge period. All payments are still within the withdrawal charge period so this does not apply.

2)
Amounts available under the free withdrawal privilege. You did not take any other withdrawals this year so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.

3)
Purchase Payments on a FIFO basis. The total amount we withdraw from the first Purchase Payment is $30,000, which is subject to a 7.5% withdrawal charge, and you receive $27,750. We determine this amount as follows:

(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:

$30,000 x 0.925 = $27,750.

Next we determine how much we need to withdraw from the second Purchase Payment. So far you received $39,750 ($12,000 under the partial withdrawal privilege and $27,750 from the first Purchase Payment), so we would need to withdraw $12,250 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and the withdrawal charge you pay on this amount as follows:

(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:

$12,250 ÷ 0.915 = $13,388

4)	Contract earnings. As we already withdrew your requested amount, this does not apply.

In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,388.

NOTE: Withdrawals may have tax consequences and, if taken before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, under Non-Qualified Contracts, withdrawals are considered to have come from the last money you put into the Contract. Thus, for tax purposes, earnings are considered to come out first.

Reduction or Elimination of the Withdrawal Charge

We may reduce or eliminate the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals purchasing the Contract or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life of New York or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a Financial Professional appointed with Allianz Life of New York to any members of his or her immediate family and the Financial Professional waives their commission. We require our prior approval for any reduction or elimination of the withdrawal charge.

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TRANSFER FEE

You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we deduct a transfer fee of $25 for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following transfers are not subject to a transfer fee and do not count against any free transfers we allow: dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under Investment Protector or Income Protector. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We deduct this fee on a dollar for dollar basis from the Contract Value determined at the end of the Business Day that we process the transfer request. If you are transferring from multiple Investment

Options, we deduct this fee proportionately from the Investment Options from which the transfer is made. If you transfer the total amount in the Investment Option, then we deduct a transfer fee from the amount transferred. Transfer instructions apply equally to all accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract. We count transfers at the Contract level, and not by the number of portions in the Contract. For example, if you take a Partial Annuitization and your Contract is in both the Accumulation and Annuity Phases and you request a transfer, we count that as one transfer, even though we make the transfer in both portions of the Contract.

PREMIUM TAX

Premium tax is not currently assessed in New York. However, we reserve the right to deduct this tax from your Contract Value if New York enacts legislation requiring us to pay premium tax, or if the Owner lives in a state where premium tax applies. Where premium tax applies, currently we do not deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAX

We reserve the right to deduct from the Contract any income tax that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses reduce the performance of the Investment Options and, therefore, negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.

7.	TAXES

NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase – Partial Annuitization. For more information on the taxation of Lifetime Plus Payments, see section 11.b, Income Protector.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you are not taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you are taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

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If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract generally is not treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS

If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract does not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

We may issue the following types of Qualified Contracts.

•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service (IRS) has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA Contracts are not currently available under this Contract. However, that may change in the future.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

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Qualified Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS

Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as the Owner, generally are not taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received generally is treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments, it is possible that the IRS could assert that the amount you receive is taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally is taxable only to the extent it exceeds your investment in the Contract.

If you take an annuitization, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) should be treated as annuity payments (and not withdrawals) for tax purposes. Upon annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and is not taxed. The remaining portion of the payment is treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

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Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions are exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1)	paid on or after you reach age 59½;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun, will result in the modification of the series of substantially equal payments and therefore result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments also results in a modification of the payments.

DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions are exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

4)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

5)	distributions made on account of an IRS levy upon the Qualified Contract;

6)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception no longer applies after you have been re-employed for at least 60 days);

7)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

8)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

9)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and

10)
a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

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The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun, will result in the modification of the series of substantially equal payments and therefore result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments also results in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date has an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70½ or older, you should consult with a tax adviser before taking a partial withdrawal.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

“Eligible rollover distributions” from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except required minimum distributions as required by the Code, a series of substantially equal periodic payments made for life or a period of ten years or more, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

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FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract, an Owner should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents generally are subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION

The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

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REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts are distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner’s death. These requirements are considered satisfied as to any portion of an Owner’s interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts.

8.	ACCESS TO YOUR MONEY

The money in the Contract is available under the following circumstances:

•	by taking a withdrawal of the Contract Value;
•	by taking a withdrawal of the Target Value on the last Business Day before each Target Value Date (if you select Investment Protector);
•	by taking Lifetime Plus Payments (if you select Income Protector);
•	by taking required minimum distributions (Qualified Contracts only);
•	by taking Annuity Payments; or
•	when we pay a death benefit.

You can take withdrawals from any part of the Contract that is in the Accumulation Phase. We process any request for a withdrawal based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the value determined at the end of the next Business Day.

When you take a full withdrawal, we process the withdrawal on the Business Day we receive the request in Good Order at our Service Center:

•	based upon the number of accumulation units held by the Contract on that Business Day and valued at the next available daily price,
•	less any applicable rider charge,
•	less any applicable withdrawal charge, and
•	less any contract maintenance charge.

See the Fee Tables and section 6, Expenses for a discussion of the charges.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a request for a partial withdrawal that would reduce the Contract Value below this minimum as a request for a full withdrawal of the Contract.

*	This limitation does not apply to Lifetime Plus Payments, systematic withdrawals, or required minimum distributions.
**	This limitation does not apply to Lifetime Plus Payments.

We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. If you select Investment Protector or Income Protector and take a partial withdrawal from specific Investment Options, the benefit’s quarterly rebalancing feature moves money back into those Investment Options at the end of the quarter unless you also change your future Purchase Payment allocation instructions.

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We pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the “Suspension of Payments or Transfers” discussion later in this section).

We may be required to provide information about you or your Contract to government regulators. We may also be required to stop disbursements from your Contract and thereby refuse any request for transfers, and refuse to pay any withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.

NOTE: Ordinary income taxes and tax penalties may apply to any withdrawal you take.

NOTE FOR CONTRACTS WITH INVESTMENT PROTECTOR:  The Target Value is only guaranteed to be available on the last Business Day before each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal.

FREE WITHDRAWAL PRIVILEGE

We do not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as required minimum distribution payments in that same Contract Year. Any unused free withdrawal privilege in one Contract Year is not added to the amount that is available in the next Contract Year.

If you withdraw Purchase Payments that are beyond the withdrawal charge period, those withdrawals are not subject to a withdrawal charge and they do not reduce your free withdrawal privilege. If you withdraw a Purchase Payment that is subject to a withdrawal charge and the withdrawal is more than the free withdrawal privilege, the excess amount is subject to a withdrawal charge. If you take a full withdrawal, the free withdrawal privilege applies and you receive any remaining free withdrawal privilege for that Contract Year without charge. All withdrawals (including withdrawal charges), reduces the Withdrawal Charge Basis.

The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see “The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” discussion later in this section.

NOTE: The free withdrawal privilege is not available while you are receiving Lifetime Plus Payments.

WAIVER OF WITHDRAWAL CHARGE BENEFIT

Under certain circumstances, after the first Contract Year, we permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver does not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, this benefit is available if the Annuitant becomes so confined for the required period. We require proof of confinement in a form satisfactory to us before we waive the withdrawal charge. Amounts withdrawn under this benefit reduce the Withdrawal Charge Basis.

SYSTEMATIC WITHDRAWAL PROGRAM

If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to a withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the free withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your free withdrawal privilege amount for that Contract Year. With the exception of payments under the minimum distribution program, any withdrawals in a Contract Year (including systematic withdrawals) that exceed the free withdrawal privilege, are subject to any applicable withdrawal charge. For more information, see section 6, Expenses – Withdrawal Charge and the “Free Withdrawal Privilege” discussion that appears earlier in this section.

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All systematic withdrawals are made on the ninth of the month, or the Business Day before if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program will not begin until the next month. Your participation in this program continues until you request that it end, or you withdraw your total Contract Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.

NOTE:

•	Ordinary income taxes and tax penalties may apply to systematic withdrawals.
•	The systematic withdrawal program is not available while you are receiving required minimum distribution payments or Lifetime Plus Payments.

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own a Qualified Contract, you can participate in the minimum distribution program during the Accumulation Phase. Under this program, we make payments to you that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the Business Day before if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these payments, or your program will not begin until the next month.

Lifetime Plus Payments can also be used to satisfy your RMD needs. If you begin Lifetime Plus Payments while participating in the minimum distribution program, any RMD payments you were receiving under the program end on the Business Day immediately before the Benefit Date. You remain in the program (unless you choose to end it), and if your selected benefit’s payments and any other withdrawals you choose to take during a calendar year do not fully satisfy your RMD, we do one of the following. If you selected Income Protector, we either increase your remaining Lifetime Plus Payment or send you an additional RMD payment to satisfy the remaining RMD needs at the end of the year. For more information, see the note in section 11.b, Income Protector – Calculating Your Lifetime Plus Payments.

NOTE:

•	You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.
•	The minimum distribution program is not available while you are receiving systematic withdrawals.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.
*	Including Lifetime Plus Payments, Excess Withdrawals, and/or Cumulative Withdrawals.

9.	ILLUSTRATIONS

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your Financial Professional.

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10.	DEATH BENEFIT

The death benefit provided by the Base Contract is the Traditional Death Benefit. The Contract previously offered the Quarterly Value Death Benefit which is described in Appendix G. If available, you may be able to select the Maximum Anniversary Death Benefit at Contract issue. Death benefits are only available during the Accumulation Phase of the Contract. For more information on the Maximum Anniversary Death Benefit, please see section 11.c, Other Optional Benefits – Maximum Anniversary Death Benefit. Be sure to discuss with your Financial Professional whether your selected death benefit is appropriate for your situation.

The use of the term “you” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

If you die during the Accumulation Phase, we process the death benefit based on the accumulation unit values determined after we receive both due proof of death and an election of the death benefit payment option in Good Order at our Service Center. If we receive this information at or after the end of the current Business Day, we base the death benefit on the next Business Day’s accumulation unit values. We consider due proof of death to be any of the following: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory.

If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit they are entitled to when we receive their required information in Good Order at our Service Center. Also, any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we no longer accept additional Purchase Payments and we do not process requested transfers.

TRADITIONAL DEATH BENEFIT

We determine the Traditional Death Benefit as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. It is the greater of the Contract Value (after deduction of the final rider charge, if applicable), or the Traditional Death Benefit value.

The Traditional Death Benefit value is the total of all Purchase Payments received, reduced proportionately by the percentage of Contract Value withdrawn determined at the end of each Business Day we process a withdrawal. Withdrawals include Partial Annuitizations, Lifetime Plus Payments, Excess Withdrawals, and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

Any withdrawals may reduce the Traditional Death Benefit value by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Traditional Death Benefit value, we deduct more than the amount withdrawn.

The Traditional Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day that the Traditional Death Benefit value and Contract Value are both zero.

•	When the Contract ends.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: Bonus amounts are included in the calculation of the portion of the death benefit that is based on Contract Value, but we do not include the bonus in the portion of the death benefit that is based on Purchase Payments.

NOTE FOR CONTRACTS WITH INVESTMENT PROTECTOR OR INCOME PROTECTOR: We restrict additional Purchase Payments, which limits your Traditional Death Benefit value.

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DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. For Qualified Contracts, there can be only one Owner and the Owner must be the Annuitant, unless the Contract is owned by a qualified plan or is part of a custodial arrangement. Partial Annuitizations are not available to Joint Owners. If you take a Partial Annuitization, there can be only one Owner; the Owner must be the Annuitant, and we do not allow the Owner to add a joint Annuitant. Designating different persons as Owner(s) and Annuitant(s) can have an important impact on whether a death benefit is paid, and on who would receive it. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation Phase			Action under any portion of the Contract applied to Annuity Payments
•	We pay a death benefit to the Beneficiary.(1) For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.		•	The Beneficiary becomes the Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the Contract includes Income Protector and you selected:		•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see section 3, The Annuity Phase – Annuity Payments. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

	–	single Lifetime Plus Payments, the benefit ends; or
–
joint Lifetime Plus Payments, the benefit ends unless the deceased Owner’s spouse continues the Contract. If the surviving spouse continues the Contract after benefit payments have begun, then joint benefit payments continue at 100% of the amount that we were paying when both Covered Persons were alive, or higher if applicable.

			•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

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UPON THE DEATH OF A JOINT OWNER (NOTE: We do not allow Joint Owners to take Partial Annuitizations)
Action under the portion of the Contract that is in the Accumulation Phase			Action under any portion of the Contract applied to Annuity Payments
•
The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
			•	The surviving Joint Owner becomes the sole Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	We pay a death benefit to the surviving Joint Owner.(1) For a description of the payout options available, see the “Death Benefit Payment Options” discussion later in this section.		•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see section 3, The Annuity Phase – Annuity Payments. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•	If the Contract includes Income Protector and you selected:
	–	single Lifetime Plus Payments and the Joint Owners were not spouses, the benefit ends even if the Covered Person is still alive;
–
single Lifetime Plus Payments and the Joint Owners were spouses, the benefit ends unless the surviving spouse, who is also the Joint Owner, is the Covered Person and he or she elects to continue the Contract;(2) or
			•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
	–	joint Lifetime Plus Payments, the benefit ends unless the surviving spouse, who is also the Joint Owner, continues the Contract.(2)

(1)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we pay the estate of the Joint Owner who died last.

(2)
If the surviving spouse who is also the Joint Owner and a Covered Person continues the Contract after the Benefit Date or Benefit Election Date (as applicable), then benefit payments continue at 100% of the amount that we were paying before the death of their spouse. For joint benefit payments, the annual maximum payment may increase.

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UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action under the portion of the Contract that is in the Accumulation Phase			Action under any portion of the Contract applied to Annuity Payments
•
If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we treat the death of the Annuitant as the death of an Owner; we pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named. If you selected Income Protector with single benefit payments, the benefit ends. If you selected Income Protector with joint benefit payments, the benefit ends, unless the deceased Annuitant’s spouse continues the Contract.
•
Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see section 3, The Annuity Phase – Annuity Payments. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•	If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval.		•	If the deceased was a sole Owner, the Beneficiary becomes the Owner if the Contract continues.
			•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.
•	If the deceased Annuitant was a sole Owner, we pay the Beneficiary(1) a death benefit.
•
If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We pay a death benefit to the surviving Joint Owner.(2)

•	If the Contract includes Income Protector and you selected:
	–	single Lifetime Plus Payments and the Contract is solely owned or owned by a non-individual, the benefit ends;
	–	single Lifetime Plus Payments and the Contract is jointly owned by non-spouses, the benefit ends, even if the Covered Person is still alive;
	–	single Lifetime Plus Payments and the Contract is jointly owned by spouses, the benefit ends, unless the surviving spouse is also the Covered Person and they elect to continue the Contract;(3) or
	–	joint Lifetime Plus Payments, the benefit ends, unless the surviving spouse continues the Contract.(3)
•	For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.
(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

(2)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we pay the estate of the Joint Owner who died last.

(3)
Contract after the Benefit Date or Benefit Election Date (as applicable), then benefit payments continue at 100% of the amount that we were paying before the death of their spouse. For joint benefit payments, the annual maximum payment may increase.

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UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT
(NOTE: We do not allow joint Annuitants under a Partial Annuitization and we do not allow joint Annuitants during the Accumulation Phase, so this can only occur under a Full Annuitization)

Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract applied to Annuity Payments
•
Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see section 3, The Annuity Phase – Annuity Options.
	•	No death benefit is payable.
	•	If the deceased was a sole Owner, the Beneficiary becomes the Owner.
	•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION PHASE

If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If a lump sum payment is requested, we pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms. We pay interest, as required by the state when there is a delay in the payment of the death benefit.

Spousal Continuation: If the Beneficiary is the spouse of the deceased Owner, he or she can choose to continue the Contract with their portion of the death benefit in his or her own name. Spouses must qualify as such under federal law to continue the Contract. An election by the spouse to continue their portion of the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, at the end of the Business Day we receive in Good Order at our Service Center both due proof of death and an election of the death benefit payment option, we increase their portion of the Contract Value to equal their portion of the death benefit if that amount is greater. For Contracts with Investment Protector or Income Protector, an increase to the Contract Value may not increase the Target Value or Benefit Base. If the surviving spouse continues their portion of the Contract, he or she may exercise all of the Owner’s rights under this Contract, including naming a new Beneficiary or Beneficiaries. However, if the surviving spouse is not a Covered Person, and the Contract included Income Protector, Lifetime Plus Payments are not available to the spouse if he/she continues the Contract.

Option A: Lump sum payment of the death benefit.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death.

Option C: If the Beneficiary is an individual, payment of the death benefit as an Annuity Payment over the lifetime of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary. Which means only Annuity Options 1, 2 and 5 are available for selection. Distribution under this option must begin within one year of the date of any Owner’s death. We waive the contract maintenance charge on any portion of the death benefit applied to fixed Annuity Payments, or if the Contract Value on the Income Date is at least $100,000. We continue to assess the full contract maintenance charge on each Beneficiary’s portion proportionately for any portion of the death benefit applied to variable Annuity Payments that do not qualify for the waiver.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.

Other rules may apply to Qualified Contracts.

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11.	SELECTION OF OPTIONAL BENEFITS

Some or all of the optional benefits may not be available to you; check with your Financial Professional. Each of the optional benefits carries either an additional M&E charge or a rider charge. For more information, please see the Fee Tables and section 6, Expenses.

OPTIONAL BENEFIT OVERVIEW

•
Maximum Anniversary Death Benefit. Must also select Investment Protector or Income Protector. This benefit is for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. The death benefit provided by the Maximum Anniversary Death Benefit will never be less than the Traditional Death Benefit, but they may be equal. For more information, see section 11.c, Other Optional Benefits – Maximum Anniversary Death Benefit.

•
Bonus Option. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner’s 81st birthday. The bonus may be more than offset by the additional M&E charge and longer withdrawal charge schedule associated with it, and it is not included in any guaranteed values that are based on Purchase Payments. For more information, see section 11.c, Other Optional Benefits – Bonus Option.

•
Short Withdrawal Charge Option. This benefit shortens the withdrawal charge period from seven to four years. It may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh years after you make a Purchase Payment. For more information, see section 11.c, Other Optional Benefits – Short Withdrawal Charge Option.

•
No Withdrawal Charge Option. This benefit eliminates the withdrawal charge altogether. This benefit requires a higher initial Purchase Payment and it may not be appropriate if you do not intend to take a withdrawal during the first four years after you make a Purchase Payment. If you select this benefit, you must also select Investment Protector or Income Protector. For more information, see section 11.c, Other Optional Benefits – No Withdrawal Charge Option.

•
Investment Protector. This benefit provides a level of protection for the principal you invest and to lock in any anniversary investment gains at future points in time. Under this benefit, we restrict your ability to make additional Purchase Payments, we limit allocations to and transfers among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. For more information on the currently available version of this benefit, see section 11.a Investment Protector. For more information on the version of this benefit that was available before May 1, 2010, see Appendix G – Previous Versions of Investment Protector and Income Protector.

•
Income Protector. This benefit is for those who want lifetime income (Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time. Under this benefit, we restrict your ability to make additional Purchase Payments, we limit allocations to and transfers among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. Lifetime Plus Payments are available based on age. If you do not begin payments during the eligibility period, your benefit ends and you will have incurred higher Contract charges without receiving any of this benefit’s advantages. For more information on the currently available version of this benefit, see section 11.b Income Protector. For more information on the version of this benefit that was available before May 1, 2010, see Appendix G – Previous Versions of Investment Protector and Income Protector.

•
Quarterly Value Death Benefit, Target Date Benefits and Lifetime Benefits. These benefits are no longer available. Please see Appendix D for information on the features and charges for the Target Date Benefits, see Appendix E for information on the features and charges for the Lifetime Benefits, and see Appendix F for information on the features and charges for the Quarterly Value Death Benefit.

You can select only one of the following optional benefits at issue:  Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. The Maximum Anniversary Death Benefit is also available at issue with any of these benefits. Once selected, you cannot remove any of these benefits from your Contract.

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You can also select only one of the following at issue or, if available, on a subsequent Quarterly Anniversary:  Investment Protector or Income Protector. Investment Protector is available before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual). Income Protector is available before the older Covered Person’s 81st birthday. Subject to certain restrictions, you can also remove these benefits from the Contract. If you select the No Withdrawal Charge Option, you can only remove Income Protector or Investment Protector if we increase the rider charge, or if you simultaneously replace your selected living benefit (e.g., Income Protector) with another living benefit (e.g., Investment Protector). If you remove Income Protector or Investment Protector from your Contract, it is not available for future selection.

Primary Differences Between Investment Protector and Income Protector
	Investment Protector	Income Protector
What are the benefit features?	A future Contract Value guarantee (the Target Value)	Lifetime income (Lifetime Plus Payments) with continued access to both Contract Value and a death benefit.
On whom do we base the benefit?	The Owner (or Annuitant if Owner is a non-individual).	The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.
What are the charges?	The current rider charge is 0.90% of the Target Value.	The current rider charge for single Lifetime Plus Payments is 1.05% of the Benefit Base, or 1.20% for joint Lifetime Plus Payments.
Can the rider charge increase?	Yes, on each Quarterly Anniversary up to 2.50% or we can decrease it to 0.35%. However, we cannot increase or decrease it more than 0.35% in any twelve-month period.	Yes, on each Quarterly Anniversary up to 2.50% for single or 2.75% for joint, or we can decrease it to 0.50%. However, we cannot increase or decrease it more than 0.50% in any twelve-month period.
Do we restrict additional Purchase Payments?	We only accept additional Purchase Payments before the third rider anniversary. We also annually limit additional payments to all payments received in the first quarter, without our prior approval.	We only accept additional Purchase Payments before the Benefit Date. We also annually limit additional payments to all payments received in the first quarter, without our prior approval.
Do we restrict allocations and transfers?	Yes, and the restrictions change over time.	Yes, and the restrictions are set when you select the benefit and do not change over time.
Is there a waiting period to access the benefit?	The earliest available initial Target Value Date is ten years after you select the benefit (the tenth rider anniversary).	No, if the Covered Person(s) meet the minimum exercise age requirement when you select the benefit.
Is there a mandatory beginning date?	Yes. The initial Target Value Date is when the Contract Value guarantee first takes effect. Additional dates occur every five years.	No, but if you do not begin taking Lifetime Plus Payments during the eligibility period, the benefit ends.
What are the guaranteed values?	The Target Value is the greater of a percentage of the highest Contract Anniversary value, or total Purchase Payments adjusted for withdrawals.
The Benefit Base determines the initial Lifetime Plus Payment. It is based on the greater of the highest quarterly Contract Value, or quarterly simple interest applied to Purchase Payments adjusted for withdrawals for a guaranteed number of years. Each quarter we reset the simple interest to equal the Contract Value, if greater.

REPLACING THE OPTIONAL BENEFITS

You may be able to make a one time replacement of certain benefits as follows.

•	Before the Benefit Date, replace one of the previously available Lifetime Benefits with Investment Protector if your Contract did not previously include a Target Date Benefit.
•	Replace one of the previously available Target Date Benefits with Income Protector if your Contract did not previously include a Lifetime Benefit.
•	Replace Investment Protector with Income Protector if your Contract did not previously include a Lifetime Benefit.
•	Replace Income Protector with Investment Protector if your Contract did not previously include a Target Date Benefit.

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These are the only replacements we allow. Replacements include both the simultaneous removal and addition of benefits on one anniversary, as well as removing one benefit on an anniversary and adding another benefit on a future anniversary. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefit. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of Investment Protector or Income Protector must happen simultaneously.

11.a INVESTMENT PROTECTOR

Investment Protector provides, during the Accumulation Phase, a level of protection for the principal you invest while locking in any anniversary investment gains through the Target Value that is available at a future point you select, called the Target Value Date.

You can select Investment Protector subject to certain age restrictions and you can also remove it from your Contract. If you select Investment Protector, you are subject to a rider charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. The rider charge is discussed in the Fee Tables and section 6, Expenses - Rider Charge.

Under Investment Protector, we restrict your ability to make additional Purchase Payments, we limit how you may allocate and transfer Contract Value among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. We may also transfer Contract Value between your selected Investment Options over time based on the length of time until the benefit’s guarantee takes effect and the performance of your selected Investment Options.

The Target Value does not provide any guarantee to your Contract Value before the initial Target Value Date, or during the period between Target Value Dates. The earliest available initial Target Value Date is the tenth anniversary after you select this benefit. If you think that you may do any of the following before the initial Target Value Date, you should consider whether selecting Investment Protector is in your best interest: remove Investment Protector from your Contract, end the Contract, or take a Full Annuitization.

ADDING INVESTMENT PROTECTOR TO YOUR CONTRACT

You can select Investment Protector at issue or on any subsequent Quarterly Anniversary before the older Owner’s 81st birthday (or before the Annuitant’s 81st birthday if the Contract is owned by a non-individual). If your total Purchase Payments are $1 million or more, your ability to add Investment Protector to your Contract is subject to our review and approval. You cannot select Investment Protector after the older Owner reaches age 81 (or after the Annuitant reaches age 81 if the Contract is owned by a non-individual). You also cannot select Investment Protector if your Contract includes (or previously included) a Target Date Benefit. However, if you have (or had) one of the previously available Lifetime Benefits or Income Protector, you can replace that benefit with Investment Protector if you meet the age restrictions stated here and the replacement restrictions set out in section 11, Selection of Optional Benefits. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of these benefits must happen simultaneously.

You can select Investment Protector after the Issue Date by completing the appropriate form. We process your request to add this benefit to your Contract on the Quarterly Anniversary that occurs after we receive your request in Good Order at our Service Center, and the rider effective date is that Quarterly Anniversary. We must receive this form within 30 days before a Quarterly Anniversary in order to add the benefit on that anniversary; otherwise we add the benefit on the next Quarterly Anniversary. If the Quarterly Anniversary does not occur on a Business Day, we process your request to add this benefit on the next Business Day. Your Contract Value on the rider effective date must be at least $10,000 (or $25,000 if you also selected the No Withdrawal Charge Option). On this form we ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We do not process your request to add this benefit to your Contract until the allocation of your Contract Value complies with these restrictions. On the rider effective date, we increase your Contract’s annual expenses to include the rider charge.

Under Investment Protector, we restrict your ability to make additional Purchase Payments and you cannot make any additional payments on or after the third rider anniversary. For more information, see section 2, Purchase – Purchase Payments. These payment restrictions also limit your ability to participate in the automatic investment plan. In addition, the flexible rebalancing program is not available to you while your Contract includes Investment Protector. However, if you remove Investment Protector from your Contract, the restrictions associated with this benefit no longer apply on or after the rider termination date.

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REMOVING INVESTMENT PROTECTOR FROM YOUR CONTRACT

Once you select Investment Protector, you can also remove it from your Contract while your Contract Value is positive. If you remove this benefit from your Contract, it is not available for future selection. If your Contract includes the No Withdrawal Charge Option, you can only remove Investment Protector from your Contract if we increase the rider charge on a Quarterly Anniversary, or if you simultaneously replace it with Income Protector as discussed in section 11, Selection of Optional Benefits.

You can remove Investment Protector from your Contract by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the rider charge increase in order to remove the benefit before the rider charge increase takes effect. If you are removing this benefit for any other reason, we must receive this form within 30 days before a Quarterly Anniversary in order to remove the benefit on that anniversary; otherwise we remove the benefit on the next Quarterly Anniversary. We process your request on the Quarterly Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. The rider termination date is the Quarterly Anniversary that we remove this benefit from your Contract. If the Quarterly Anniversary does not occur on a Business Day, we process your request to remove this benefit on the next Business Day. If you remove Investment Protector from your Contract, then beginning on the rider termination date:

•	we deduct the final rider charge,
•	Investment Protector is not available to you in the future,
•	the restrictions on additional Purchase Payments associated with this benefit no longer apply,
•	the limitations on how you may allocate and transfer Contract Value among the Investment Options associated with this benefit no longer apply, and
•	the flexible rebalancing program is again available to you.

THE TARGET VALUE DATES

Investment Protector guarantees that on each Target Value Date until the benefit ends, your Contract Value cannot be less than the Target Value (described next in this section).

You select the initial Target Value Date when you add Investment Protector to your Contract. The earliest initial Target Value Date you can select is the tenth rider anniversary, and the latest initial date is the rider anniversary that occurs before the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual). Additional Target Value Dates occur on every fifth rider anniversary while Investment Protector is in effect.

For example, assume we issue you a Contract on September 1, 2009 when you are age 70 and you are the only Owner. You add Investment Protector to your Contract on the next Quarterly Anniversary (December 1, 2009) and you are still age 70. The earliest available initial Target Value Date you could select would be December 1, 2019 and the latest available initial Target Value Date would be December 1, 2029. If you select the earliest initial date (December 1, 2019), subsequent Target Value Dates would occur on December 1st in 2024, 2029, 2034 and so on.

On any rider anniversary before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) and before the initial Target Value Date, you can reset the initial Target Value Date as long as the Contract Value at the end of the previous Business Day is at least equal to the Target Value at the end of the previous Business Day. The new initial Target Value Date must be on a rider anniversary that is at least ten rider years after we process your request for the reset. The age restrictions for the latest initial Target Value Date apply to any reset (before the older Owner’s 91st birthday, or the Annuitant’s 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a rider anniversary by completing the appropriate form. We process your reset request as of the immediately preceding rider anniversary (the reset date) once we receive your request in Good Order at our Service Center. If the reset date does not fall on a Business Day, we process your request on the next Business Day. Resets of the initial Target Value Date may change the maximum amount you can allocate to your selected Investment Options, but a reset does not automatically change your allocations. To change your allocations on a reset, you must also change your allocation instructions for future Purchase Payments and they must comply with the current maximum allowable allocations.

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If your Contract Value is less than the Target Value, at the end of the last Business Day before each Target Value Date (or on the next Business Day if this date is not a Business Day), we credit your Contract Value with the difference. Once we apply a credit to your Contract Value under Investment Protector, the credit becomes part of your Contract Value and is available for immediate withdrawal (subject to any applicable withdrawal charge and penalty tax). This is the only day the Target Value is guaranteed to be available to you. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal. We allocate this credit to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit. We apply the credit to your Contract after we do any quarterly rebalancing of the Contract Value among your selected Investment Options. For tax purposes, the credit is treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if you then withdraw the entire Contract Value. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal (see section 6, Expenses – Withdrawal Charge).

NOTE: Investment Protector does not provide any guarantee to your Contract Value before the initial Target Value Date nor does it provide protection between any subsequent Target Value Dates.

NOTE: You are required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero (see section 3, The Annuity Phase). Upon such a Full Annuitization, you no longer have a Contract Value and, therefore, you no longer receive any Contract Value credits under Investment Protector.

CALCULATING THE TARGET VALUE

Investment Protector provides a future Contract Value guarantee based on the Target Value, which is the greater of a percentage of the highest Contract Value from any rider anniversary, or total Purchase Payments adjusted for withdrawals. We also assess the rider charge for Investment Protector against the Target Value.

If the rider effective date is the Issue Date, on each Business Day the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current guarantee percentage, or b) all Purchase Payments received, reduced proportionately by the percentage of Contract Value* withdrawn for each withdrawal taken.

If the rider effective date occurs after the Issue Date, on each Business Day the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current guarantee percentage, or b) the Contract Value at the end of the last Business Day before the rider effective date, plus all Purchase Payments received on or after the rider effective date, and reduced proportionately by the percentage of Contract Value* withdrawn for each withdrawal taken on or after the rider effective date.

If you reset the initial Target Value Date, on the reset date and on each Business Day thereafter, the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current guarantee percentage, or b) the Contract Value at the end of the last Business Day before the reset date, plus all Purchase Payments received on or after the reset date, and reduced proportionately by the percentage of Contract Value* withdrawn for each withdrawal taken on or after the reset date.

*
We determine the percentage of Contract Value at the end of each Business Day we process a withdrawal. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

We set the guarantee percentage for your Contract on the rider effective date and once the guarantee percentage is set we cannot change it. The current guarantee percentage is 100%. If you add Investment Protector to your Contract in the future, you are subject to the current guarantee percentage that is applicable at that time. The minimum guarantee percentage we intend to offer in the future is 80% and the maximum is 100%.

If the rider effective date is the Issue Date, the Rider Anniversary Value on the Issue Date is equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, the Rider Anniversary Value on the rider effective date is equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase the Rider Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce it proportionately by the percentage of Contract Value withdrawn that day. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

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On each rider anniversary, the Rider Anniversary Value is equal to the greater of its value at the end of the previous Business Day, or the Contract Value at the end of the previous Business Day.

While your Contract includes Investment Protector, any withdrawals may reduce the Rider Anniversary Value and Target Value by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Rider Anniversary Value, we deduct more than the amount withdrawn from the Rider Anniversary Value. Likewise, if at the time of withdrawal the Contract Value is less than the Target Value, we deduct more than the amount withdrawn from the Target Value.

NOTE: The Target Value under Investment Protector does not lock in any Contract Value gains that occur between rider anniversaries.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: The bonus is not included in the parts of this value that are based on Purchase Payments.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

These restrictions apply only to Contracts with Investment Protector while the benefit is in effect. When you select Investment Protector, you consent to allow us to rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under Investment Protector, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than what you would have had without the benefit.

If you select Investment Protector, we restrict your selection of certain Investment Options. We set these restrictions on the rider effective date and once we set them we cannot change them. We also cannot move Investment Options between the groups after the rider effective date. However, we may add or remove Investment Options to or from your Contract after the rider effective date. We secure all necessary SEC and other governmental approvals before adding or removing an Investment Option. If we do, we provide written notice regarding additions to or deletions from the Investment Option groups. When an Investment Option is closed or substituted within an Investment Option group, we send written notice regarding the closing or substitution 30 days before the effective date.

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These are the Investment Option groups that we are currently offering. If you add Investment Protector to your Contract in the future, you are subject to Investment Option restrictions that are applicable at that time. In the future, we could offer only one Investment Option Group and as few as five total Investment Options.

TABLE 1: Investment Option Groups for Investment Protector
Group A Investment Options
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

Group B Investment Options
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund

AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
Templeton Growth Securities Fund

Group X Investment Options	Group Y Investment Options
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio

AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

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Under Investment Protector, the maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows. The minimum required Contract Value to the Investment Options in Group Y appears in Table 3 on the following page.

TABLE 2

Maximum Percentage of Contract Value Allowed in the combined Investment Option Groups A, B and X
Based on the Number of Rider Years* to the Initial Target Value Date
and the Comparison of Contract Value (CV) to the Target Value (TV)

Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
33+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Initial Target Value Date and beyond	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete rider years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight rider years from the initial Target Value Date.

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The maximum allocation of Contract Value allowed for Investment Option Group A and the minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allocation allowed for the combined Groups A, B and X as follows.

TABLE 3
When the maximum % of Contract Value allowed in the combined Groups A, B and X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%
30%	5%	70%
25%	5%	75%
20%	5%	80%
15%	5%	85%
10%	5%	90%
If you add Investment Protector to your Contract after the Issue Date, you must reallocate your Contract Value to comply with these maximum allowable group allocations before we add the benefit to your Contract. We only allow you to make transfers to and from the Investment Options as long as you do not exceed the current maximum allowable group allocations. However, transfers of Contract Value between Investment Options do not change the allocation instructions for any future Purchase Payments and do not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the current maximum allowable group allocations or we reject your change. We allocate any additional Purchase Payments according to your allocation instructions for future Purchase Payments if they comply with the current maximum allowable group allocations. However, if they do not comply, we instead allocate any additional payments according to the current required allocations for each Investment Option discussed later in this section.

We automatically rebalance your Contract Value in each of your Investment Options on each Quarterly Anniversary until the rider termination date. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. The rebalancing transfers occur at the end of the last Business Day before the Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. However, if you are participating in the DCA program, quarterly rebalancing transfers do not move Contract Value into or out of the DCA Money Market Account. If you allocate 5% or less of your Contract Value to the Investment Options in Group A; and 10% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we never reduce the percentage of Contract Value you allocated to each group, but we rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

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At the end of the last Business Day before each Quarterly Anniversary, we determine the allocation of Contract Value to your selected Investment Options as follows. First, we establish the maximum allowable allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your allocation instructions for future payments, adjusted downward if necessary, to match the new maximum allowable group allocation.

Lastly, we rebalance the Contract Value in your selected Investment Options according to the new required group allocations.

These Investment Option allocation and transfer restrictions end when Investment Protector ends.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

Combined Groups A, B and X. The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary after the rider effective date or reset date is the lesser of:  a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary (or the rider effective date or reset date if this is the first Quarterly Anniversary after one of those dates); or b) the new maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this section). Table 2 compares the length of time until the initial Target Value Date and it compares the Contract Value to the Target Value using the values from the end of the previous Business Day.

Groups A and Y. We then use Table 3 (which appears earlier in this section) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.

Combined Groups B and X. Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.

We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. We cannot reduce the maximum percentage of Contract Value we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum percentage of Contract Value we allow in the combined Groups A, B and X by more than 15% in any one year.

NOTE: Unless the maximum allowable allocation for the combined Groups A, B, and X changes, the maximum allowable allocation for Group A and the minimum required allocation for Group Y do not change.

DETERMINING THE REQUIRED GROUP ALLOCATION

On the rider effective date, the required allocations for Group A; the combined Groups B and X; and Group Y are your allocation instructions for future Purchase Payments. On each subsequent Quarterly Anniversary, we determine the new required group allocations as follows.

Your allocation instructions for future payments comply with the new maximum allowable and new minimum required group allocations. Then the required allocations for the Investment Option groups are equal to your allocation instructions for future payments.

Your future allocation instructions for Group A Investment Options comply with the new maximum allowable allocation, but your future allocation instructions for the combined Groups B and X Investment Options exceeds the new maximum allowable allocation. The required allocation of Contract Value for Group A Investment Options are equal to your allocation instructions for future payments, and we decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We then take the excess allocation from the combined Groups B and X (your future allocation instructions for Group B and X Investment Options minus the new maximum allowable allocation) and apply it to your future selected Investment Options in Group Y.

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Your future allocation instructions for Group A Investment Options exceeds the new maximum allowable allocation and there may be a change in the required allocation for the combined Groups B and X. Then we decrease the required allocation for Group A to equal the new maximum allowable allocation and take the excess allocation from Group A (your future allocation instructions for Group A Investment Options minus the new maximum allowable allocation) and rebalance it as follows.

a)
If your future allocation instructions for the combined Groups B and X are less than the new maximum allowable allocation for these groups, the new required allocation is equal to your future allocation instructions for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We then apply any remaining excess allocation from Group A to your future selected Investment Options in Group Y.

b)
If your future allocation instructions for the combined Groups B and X are greater than or equal to the new maximum allowable allocation for these groups, then we decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We then take any excess allocation from the combined Groups B and X (your future allocation instructions for Group B and X Investment Options minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to your future selected Investment Options in Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for combined Groups B and X. We then rebalance the Contract Value in your future selected Investment Options according to the required allocations for each Investment Option group.

Determining the required allocation for each Investment Option

Within the Investment Option groups, the rebalancing calculation formula for each Investment Option on each Quarterly Anniversary is:

a x (b / c)

where:

a =	The new required group allocation for the current Quarterly Anniversary.

b =	The required allocation for each Investment Option at the end of the previous Business Day.

c =	The required group allocation at the end of the previous Business Day.

Because the allocation to each Investment Option must be a whole percentage, we round your required allocation to the nearest whole percentage. The current required allocations then become your allocation instructions for future Purchase Payments.

Transfers of Contract Value between Investment Options do not change the current required allocation for each Investment Option or the allocation instructions for future Purchase Payments. In order to change the current required allocation when you make a transfer, you must also change your allocation instructions for future Purchase Payments (see section 2, Purchase – Allocation of Purchase Payments). Any change you make to your allocation instructions for future Purchase Payments must comply with the current maximum allowable allocations. These allocation instructions remain in place until the earlier of the next Quarterly Anniversary that this quarterly rebalancing changes your required allocation and allocation instructions for future payments, or the Business Day we process any new allocation instructions for future Purchase Payments.

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NOTE:
•	It is possible that we may move all of your Contract Value out of one or more of your selected Investment Options.
•
We send you a transaction confirmation of any change to your selected allocation in the Investment Option groups. In order to change your future allocations after this notification, you must change your allocation instructions for future payments and they must comply with the current maximum allowable group allocations.

•	Unless you reset the initial Target Value Date, the maximum amount we allow in Group A, and in the combined Groups A, B and X never increases, regardless of Contract Value performance.
•	If you allocate less than the maximum allowed amount to the combined Groups A, B and X, you may be subject to fewer reallocations of your Contract Value between these groups.
•	You cannot allocate more than 30% of your Contract Value to Group A, or more than 95% of your Contract Value to combined Groups A, B and X.
•	We cannot require you to have less than 5% of your Contract Value in Group A, or less than 10% of your Contract Value in the combined Groups A, B and X.
•	Investment Option Group Y has no maximum limit on Contract Value allocation.
•
The maximum allowable allocation for the Investment Option groups can decrease as the number of rider years until the initial Target Value Date decreases and as the percentage of Contract Value compared to Target Value decreases. However, we cannot reduce the maximum we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum we allow in the combined Groups A, B and X by more than 15% in any one year.

WHEN INVESTMENT PROTECTOR ENDS

Investment Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove Investment Protector from the Contract (the rider termination date).
•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then Investment Protector ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	The Business Day before the Income Date that you take a Full Annuitization.
•	The Business Day we process your request for a full withdrawal.
•	When the Contract ends.

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11.b INCOME PROTECTOR

Income Protector is designed for those who want guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime payments but eliminate both your Contract Value and death benefit. Lifetime Plus Payments received before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax.

You can select Income Protector subject to certain age restrictions and you can also remove it from your Contract. If you select Income Protector you are subject to a rider charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. The rider charge is discussed in the Fee Tables and section 6, Expenses – Rider Charge.

We designed Lifetime Plus Payments to last for the lifetime of the Covered Person(s). If all Covered Persons die before you request to begin Lifetime Plus Payments, this benefit ends and these payments are not available. These payments are available to you immediately if the Covered Person(s) meets certain age restrictions. You choose how often you receive payments and how much you receive, subject to an annual maximum. Once established, the annual maximum Lifetime Plus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

There are several important points for you to consider before selecting Income Protector.

•	This benefit does not create Contract Value or guarantee the performance of any Investment Option.
•
You can remove Income Protector from your Contract on a Quarterly Anniversary if your Contract Value is positive. If you remove this benefit from your Contract you cannot reselect it. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove Income Protector as discussed under “Removing Income Protector From Your Contract” below.

•
Under Income Protector we restrict your ability to make additional Purchase Payments, we limit how you may allocate and transfer Contract Value among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. We put these restrictions in place to support the benefit’s guarantees, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

•	If you do not begin Lifetime Plus Payments during the period they are available your benefit ends and you will have incurred higher Contract charges without receiving any of this benefit’s advantages.
•
You cannot begin joint Lifetime Plus Payments if any Covered Person is younger than age 60 or age 91 or older. Joint Lifetime Plus Payments are never available on trust owned contracts, or if there is more than a 30-year age difference between joint Covered Persons.

•
If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you receive an increase to the next year’s annual maximum payment.

Be sure to discuss with your Financial Professional and your tax adviser whether Income Protector is appropriate for your situation.

ADDING INCOME PROTECTOR TO YOUR CONTRACT

You can select Income Protector at issue or on any subsequent Quarterly Anniversary if it is available one time before the older Covered Person’s 81st birthday. If your total Purchase Payments are $1 million or more, your ability to add Income Protector to your Contract is subject to our review and approval. You cannot select Income Protector after the older Covered Person reaches age 81. You also cannot select Income Protector if your Contract includes (or previously included) a Lifetime Benefit. However, if you have (or had) one of the previously available Target Date Benefits or the Investment Protector, you can replace that benefit with Income Protector if you can meet the age restrictions for selecting Income Protector. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of these benefits must happen simultaneously.

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You can select Income Protector after the Issue Date by completing the appropriate form. We process your request to add this benefit to your Contract on the Quarterly Anniversary that occurs after we receive your request in Good Order at our Service Center, and the rider effective date is that Quarterly Anniversary. We must receive this form within 30 days before a Quarterly Anniversary in order to add the benefit on that anniversary; otherwise we add the benefit on the next Quarterly Anniversary. If the Quarterly Anniversary does not occur on a Business Day, we process your request to add this benefit on the next Business Day. Your Contract Value on the rider effective date must be at least $10,000 (or $25,000 if you also selected the No Withdrawal Charge Option). On this form we ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We do not process your request to add this benefit to your Contract until the allocation of your Contract Value complies with these restrictions. On the rider effective date, we increase your Contract’s annual expenses to include the rider charge.

Under Income Protector, we restrict your ability to make additional Purchase Payments and you cannot make any additional payments on or after the Benefit Date. For more information, see section 2, Purchase – Purchase Payments. These payment restrictions also limit your ability to participate in the automatic investment plan. In addition, the flexible rebalancing program is not available to you if your Contract includes Income Protector. However, if you remove Income Protector from your Contract, the restrictions associated with this benefit no longer apply on or after the rider termination date.

REMOVING INCOME PROTECTOR FROM YOUR CONTRACT

Once you select Income Protector, you can also remove it from your Contract while your Contract Value is positive. If you remove this benefit from your Contract, it is not available for future selection. If your Contract includes the No Withdrawal Charge Option, you can only remove Income Protector from your Contract if:  a) we increase the rider charge on a Quarterly Anniversary; b) you select single Lifetime Plus Payments, the sole Covered Person dies and the spouse continues the Contract; or c) you simultaneously replace Income Protector with the Investment Protector as discussed in section 11, Selection of Optional Benefits.

You can remove Income Protector from your Contract by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the rider charge increase in order to remove the benefit before the rider charge increase takes effect. If you are removing this benefit for any other reason, we must receive this form within 30 days before a Quarterly Anniversary in order to remove the benefit on that anniversary; otherwise we remove the benefit on the next Quarterly Anniversary. We process your request on the Quarterly Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. The rider termination date is the Quarterly Anniversary that we remove this benefit from your Contract. If the Quarterly Anniversary does not occur on a Business Day, we process your request to remove this benefit on the next Business Day. If you remove Income Protector from your Contract, then beginning on the rider termination date:

•	if Lifetime Plus Payment have begun they stop,
•	we deduct the final rider charge,
•	Income Protector is not available to you in the future,
•	the restrictions on additional Purchase Payments associated with this benefit no longer apply,
•	the limitations on how you may allocate and transfer Contract Value among the Investment Options associated with this benefit no longer apply, and
•	the flexible rebalancing program is again available to you.

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WHO IS CONSIDERED A COVERED PERSON(S)?

For single Lifetime Plus Payments and for:

•	solely owned Contracts, the Covered Person is the Owner.
•	Contracts owned by a non-individual, the Covered Person is the Annuitant.
•	jointly owned Contracts, you can choose which Owner is the Covered Person subject to the maximum age restriction for adding Income Protector to your Contract (age 80 or younger).
For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
•	Non-Qualified Contracts:
–	spouses must be Joint Owners; or
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
–	if the sole Owner is a non-individual, one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary.
•	Qualified Contracts:
–	one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
–	if the owner is a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary; or
–
if the owner is a non-individual and we require the non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary.

After the rider effective date, you cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person if you selected joint Lifetime Plus Payments.

Before the Benefit Date, you can remove a joint Covered Person within 30 days before a rider anniversary by completing the appropriate form. After the Benefit Date, you can remove a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. A Benefit Anniversary is a twelve-month anniversary of: the date Lifetime Plus Payments begin under Income Protector. We process your request on the rider anniversary* (or Benefit Anniversary,* as applicable) that occurs immediately after we receive your request in Good Order at our Service Center. If you remove a joint Covered Person from your Contract, we change the rider charge to equal the current rider charge for single Lifetime Plus Payments that is in effect on the anniversary that we process your request if this amount differs from the rider charge on your Contract. However, we guarantee that any new rider charge is not greater than the maximum rider charge for single Lifetime Plus Payments that is set out in section 6, Expenses - Rider Charge.

*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we do not reduce your Lifetime Plus Payment if you remove a joint Covered Person, but we may increase your payment as follows. We compare your current annual maximum Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person’s current age and the Contract Value at the end of the last Business Day before the Benefit Anniversary that we process the removal (see the age band table in the “Lifetime Plus Payments” discussion later in this section). If the payment based on the appropriate percentage for the remaining Covered Person’s current age and this Contract Value is greater, we increase your annual maximum Lifetime Plus Payment to this new amount. If you are receiving the annual maximum payment, the same increase also applies to the actual Lifetime Plus Payment you receive for the coming year. However, if you are receiving less than the annual maximum, we change the actual Lifetime Plus Payment if you chose to receive a percentage of your annual maximum, but not if you chose to receive a specific dollar amount.

NOTE: A person no longer qualifies as a Covered Person and is removed from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required here.

NOTE FOR NON-SPOUSE JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS: Upon the death of any Owner, we pay any applicable death benefit, and Income Protector and any Lifetime Plus Payments end if the Contract Value is positive. This means that upon an Owner’s death, Lifetime Plus Payments are no longer available even if the sole Covered Person is still alive.

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NOTE FOR JOINT LIFETIME PLUS PAYMENTS: The Covered Persons must continue to qualify as spouses under federal law until Income Protector ends. Once you declare the Covered Persons, if at any time before your benefit ends you are no longer spouses, you must send us notice and remove a Covered Person from the Contract. When we receive notification of an Owner’s death, if we discover that the joint Covered Persons were not federally recognized spouses at the time of death, spousal continuation of the Contract is not available. Therefore, Income Protector, any Lifetime Plus Payments and the Contract all end.

LIFETIME PLUS PAYMENT OVERVIEW

Income Protector provides income in the form of Lifetime Plus Payments for the lifetime(s) of the Covered Person(s). We base your initial Lifetime Plus Payment on the Benefit Base and age-based payment percentage of the younger Covered Person. The Benefit Base is the greater of the highest quarterly Contract Value, or a quarterly simple interest increase of one-fourth of the annual increase percentage applied to Purchase Payments for a guaranteed number of years (Annual Increase). We determine your age-based payment percentage by using the Annual Maximum Lifetime Plus Payment Table. We set the Annual Maximum Lifetime Plus Payment Table for your Contract on the rider effective date and once the table is set we cannot change it. The current Annual Maximum Lifetime Plus Payment Table is as follows:

Annual Maximum Lifetime Plus Payment Table
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
60 – 64	4.0%
65 – 79	4.5%
80+	5.5%
If you add Income Protector to your Contract in the future, you are subject to the current Annual Maximum Lifetime Plus Payment Table that is applicable at that time. In the future, we may add payment percentages for ages as low as 50, or we may set the minimum age for Lifetime Plus Payments as high as age 85. The minimum payment percentage for any age that we intend to offer in the future is 3% and the maximum is 8%.

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year under Income Protector, but you can choose to take less than this amount. Your annual maximum Lifetime Plus Payment may increase based on the Covered Person’s age and/or if the Contract Value increases. However, your annual maximum payment does not increase just as a result of the Covered Person moving into a new age band to receive and increase; the result of the current Contract Value multiplied by the increased payment percentage must be greater than your current annual maximum payment for your payment to increase. For more information, see “Automatic Annual Lifetime Plus Payment Increases.”

NOTE: A regulator may require us to block your Contract and thereby we may have to refuse to pay any Lifetime Plus Payments until we receive other instructions.

If You Begin Receiving Lifetime Plus Payments:

•	Partial Annuitizations are no longer available.
•	You cannot make any additional Purchase Payments.
•	Any automatic investment plan and/or systematic withdrawal and dollar cost averaging programs end.
•	The free withdrawal privilege is not available. However, Lifetime Plus Payments are not subject to a withdrawal charge and do not reduce the Withdrawal Charge Basis.
•
You can only remove Income Protector from your Contract while your Contract Value is positive. However, if you remove this benefit from your Contract the restrictions listed above do not apply on or after the rider termination date.

•	You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:
–	an Owner dies and the spouse continues the Contract, or
–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
•	The rider charge for this benefit continues until the earlier of the rider termination date, or the Business Day your Contract Value is reduced to zero.

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•
If you have the Maximum Anniversary Death Benefit, the additional M&E charge for the Maximum Anniversary Death Benefit continues during the Accumulation Phase while this death benefit is in effect and your Contract Value is positive.

•
The Contract Value continues to fluctuate as a result of market performance, and it decreases on a dollar for dollar basis with each Lifetime Plus Payment and any Excess Withdrawal, and the deduction of any Contract charges.

•
Excess Withdrawals also reduce your Benefit Base and annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn. Taking an Excess Withdrawal may cause your Lifetime Plus Payments to stop and your benefit to end.

•	The portion of the Traditional Death Benefit value that is based on Purchase Payments no longer increases.
•
Each Lifetime Plus Payment and any Excess Withdrawal reduces the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Maximum Anniversary Death Benefit value that is based on the Maximum Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
We may apply an annual payment increase to your annual maximum Lifetime Plus Payment on every Benefit Anniversary before the older Covered Person’s 91st birthday. If you receive an annual payment increase, we also change your Benefit Base.

REQUESTING LIFETIME PLUS PAYMENTS

To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date is at least 15 calendar days after your request has been received in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Date in order for Lifetime Plus Payments to begin. The earliest Benefit Date you can select is the one that occurs after the younger Covered Person reaches their exercise age birthday, and the last available Benefit Date you can select is the one that occurs before the older Covered Person’s 91st birthday.

We set the exercise age for your Contract on the rider effective date and once your exercise age is set we cannot change it. The current exercise age is age 60. If you add Income Protector to your Contract in the future, you are subject to the current exercise age that is applicable at that time. In the future, the minimum exercise age we intend to offer is age 50 and the maximum exercise age we intend to offer is age 85. This means that if you add Income Protector to you Contract in the future, we could require you to wait until age 85 to start Lifetime Plus Payments.

If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person’s 91st birthday, we send you written notice that the benefit is about to end. If the benefit ends before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any of this benefit’s advantages. If your Contract Value reduces to zero for any reason other than a withdrawal while this benefit is in effect and before Lifetime Plus Payments have begun, on the next available Benefit Date where all Covered Persons are within the age restrictions for exercising this benefit, we begin making annual payments to you of your annual maximum Lifetime Plus Payment.

NOTE: If you add Income Protector to your Contract when the older Covered Person is age 80, then we extend the latest available Benefit Date by 30 calendar days in order to allow you to receive the maximum benefit from the Annual Increase.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we make payment to you on the next Business Day.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero; from that point on you receive the maximum Lifetime Plus Payment you are entitled to at the same payment frequency you were receiving before your Contract Value was reduced to zero. You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we change the payment frequency on the Benefit Anniversary and the change remains in effect until the benefit ends or you request another change.

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CALCULATING YOUR LIFETIME PLUS PAYMENTS

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year under Income Protector. On the Benefit Date, the initial annual maximum Lifetime Plus Payment is equal to the Benefit Base (see “Benefit Base” later in this section) multiplied by the current age-based payment percentage of the younger Covered Person as set out in the Annual Maximum Lifetime Plus Payment Table (see “Lifetime Plus Payment Overview” earlier in this section). On the Benefit Date, if your initial annual maximum Lifetime Plus Payment would be less than $100, this benefit ends and Lifetime Plus Payments are not available to you.

Your annual maximum Lifetime Plus Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments that when added to any other withdrawals during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Lifetime Plus Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Lifetime Plus Payment, and not an Excess Withdrawal. An Excess Withdrawal includes any applicable withdrawal charge.

For example, assume your annual maximum Lifetime Plus Payment is $2,000 and you choose to take $1,000 annually. Within a Benefit Year, you can withdraw up to an additional $1,000 and we would consider that amount to be an additional actual Lifetime Plus Payment. If you withdraw an additional $1,200, we would consider the first $1,000 to be an additional actual Lifetime Plus Payment and the next $200 to be an Excess Withdrawal.

An Excess Withdrawal reduces next year’s annual maximum Lifetime Plus Payment on the next Benefit Anniversary after the withdrawal. The reduction is proportionate based on the percentage of Contract Value withdrawn, determined at the end of the Business Day we process the Excess Withdrawal.

Any partial Excess Withdrawal must comply with the restrictions set in section 8, Access to Your Money (you cannot take less than $500 and the Contract Value after the withdrawal must be at least $2,000). This means that you cannot take an Excess Withdrawal of less than your entire Contract Value if your Contract Value is already less than $2,000. Also, if at the end of the Business Day that we process your withdrawal request, an Excess Withdrawal would reduce your Contract Value to less than $2,000, we send you the entire remaining Contract Value, Lifetime Plus Payments stop, and your Contract ends. In addition, we review how each Excess Withdrawal taken during the current Benefit Year would hypothetically reduce your current annual maximum Lifetime Plus Payment. On the Business Day you take an Excess Withdrawal, if the current Benefit Base (after reduction for the Excess Withdrawal) multiplied by the age-based payment percentage of the younger Covered Person as of the previous Benefit Anniversary is less than $100, we send you the entire remaining Contract Value, Lifetime Plus Payments stop, and your Contract ends.

The annual maximum Lifetime Plus Payment is the amount you are entitled to, but you can choose to take less than this amount. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Each Lifetime Plus Payment you receive is equal to the annual actual Lifetime Plus Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments are not be available to you and we will contact you to discuss alternate arrangements.

We deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) and any Excess Withdrawal proportionately from the Investment Options. We continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options – Transfers, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this section).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment, before the Contract Value is reduced to zero, is taxed as a withdrawal and all subsequent Lifetime Plus Payments are taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments continue until the deaths of all Covered Persons.

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NOTE FOR QUALIFIED CONTRACTS:  If we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we do one of the following.

•
If you receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year is equal to the remaining required minimum distribution divided by the number of payments remaining. We do not consider this type of increase to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

•
If you do not receive any more payments before the end of the calendar year, we instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution. We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

NOTE: You are required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero. (For more information see section 3, The Annuity Phase.) If on the maximum permitted Income Date you are receiving Lifetime Plus Payments, we guarantee you receive the greater of your maximum Lifetime Plus Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply.

AUTOMATIC ANNUAL LIFETIME PLUS PAYMENT INCREASES

On each Benefit Anniversary before the older Covered Person’s 91st birthday, we may increase your annual maximum Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary, or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.

•
If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or withdrawals), we automatically increase next year’s annual maximum Lifetime Plus Payment if the Contract Value at the end of the last Business Day before the current Benefit Anniversary, is greater than the Contract Value at the end of the last Business Day before the previous Benefit Anniversary (or the Benefit Date, in the case of the first Benefit Anniversary). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment increases by 5%.

•
You are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the younger Covered Person, multiplied by the Contract Value at the end of the previous Business Day, results in a higher annual maximum Lifetime Plus Payment. In this case, we increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

If you take less than the annual maximum Lifetime Plus Payment you are entitled to, an automatic annual increase to your annual maximum payment may not increase the actual payment you receive. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase will increase the dollar amount of your actual Lifetime Plus Payment, but it does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage remains at 80%, but you now receive an annual actual Lifetime Plus Payment of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: Automatic annual payment increases to the Lifetime Plus Payments are no longer available after the older Covered Person’s 91st birthday, or on or after the Business Day your Contract Value is reduced to zero.

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THE BENEFIT BASE

We base the initial annual maximum Lifetime Plus Payment under Income Protector on a percentage of the Benefit Base, which is the greater of the highest quarterly Contract Value, or a quarterly simple interest increase of one-fourth of the annual increase percentage applied to Purchase Payments for a guaranteed number of years. The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you can take. We also assess the rider charge for Income Protector against the Benefit Base.

On the rider effective date, and on each Business Day before the Benefit Date, the Benefit Base is equal to the greater of the Quarterly Anniversary Value or the Annual Increase. On the Benefit Date, we compare your Benefit Base to the Contract Value using the values determined at the end of the prior Business Day and increase your Benefit Base to equal this Contract Value if it is greater.

On and after the Benefit Date, your Benefit Base only changes if you receive an automatic annual payment increase to your annual maximum Lifetime Plus Payment or you take an Excess Withdrawal. Changes in the Benefit Base also change the amount of the rider charge that we calculate each day. An Excess Withdrawal reduces your Benefit Base proportionately by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process your withdrawal. An annual payment increase may increase or decrease your Benefit Base at the end of the last Business Day before a Benefit Anniversary as follows.

•
If you have taken your annual maximum Lifetime Plus Payment during the previous Benefit Year and we increased next year’s annual maximum Lifetime Plus Payment because your Contract Value at the end of the last Business Day before the current Benefit Anniversary increased, we increase your Benefit Base by the same percentage. For example, if we increased your annual maximum Lifetime Plus Payment by 5%, we also increase your Benefit Base by 5%.

•
We also change your Benefit Base to equal the Contract Value at the end of the last Business Day before the current Benefit Anniversary, if the age-based payment percentage for the current age of the younger Covered Person multiplied by this Contract Value results in a higher annual maximum Lifetime Plus Payment. This change may increase or decrease your Benefit Base.

Automatic annual payment increases are only available before the older Covered Person’s 91st birthday.

THE QUARTERLY ANNIVERSARY VALUE

The Quarterly Anniversary Value is one of the values we use to determine the Benefit Base under Income Protector. We use the Benefit Base to determine both your rider charge and your initial annual maximum Lifetime Plus Payment. We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person’s 91st birthday or the Benefit Date. We no longer calculate the Quarterly Anniversary Value beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization.

If the rider effective date is the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value withdrawn that day. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each Quarterly Anniversary, we compare your Quarterly Anniversary Value to the Contract Value using the values determined at the end of the prior Business Day and increase your Quarterly Anniversary Value to equal this Contract Value if it is greater.

Any withdrawals may reduce the Quarterly Anniversary Value by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Quarterly Anniversary Value, we deduct more than the amount withdrawn from the Quarterly Anniversary Value.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: The bonus is not included in the parts of this value that are based on Purchase Payments.

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THE ANNUAL INCREASE

The Annual Increase is one of the values we use to determine the Benefit Base under Income Protector. We use the Benefit Base to determine both your rider charge and your initial annual maximum Lifetime Plus Payment. We only calculate the Annual Increase during the Accumulation Phase and before the older Covered Person’s 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. We no longer calculate the Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization.

On each Quarterly Anniversary during the guarantee years, we apply a simple interest increase of one-fourth of the annual increase percentage to the Purchase Payments (or the Contract Value on the rider effective date, if applicable). In addition, during the period that we calculate the Annual Increase we also automatically reset it to equal the Contract Value if the Contract Value is greater than the Annual Increase on the Quarterly Anniversary. Contract Value resets occur during the entire period that we calculate the Annual Increase and not just during the guarantee years that you receive the simple interest increase.

We set the number of guarantee years for your Contract on the rider effective date and once this number is set we cannot change it. The current number of guarantee years is 20 years. If you add Income Protector to your Contract in the future, you are subject to the current number of guarantee years that are applicable at that time. The minimum number of guarantee years we intend to offer in the future is five and the maximum is 20.

If the rider effective date is the Issue Date, both the Annual Increase and the increase base on the rider effective date are equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, both the Annual Increase and the increase base on the rider effective date are equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase both the Annual Increase and the increase base by the amount of any additional Purchase Payments received that day, and we reduce both the Annual Increase and the increase base proportionately by the percentage of Contract Value withdrawn that day. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each Quarterly Anniversary on or before the maximum rider anniversary, the Annual Increase is equal to the following:

a + (b x (c – d))
Where:
a =	The Annual Increase at the end of the previous Business Day;
b =	The annual increase percentage we set on the rider effective date divided by four;
c =	The increase base at the end of the previous Business Day; and
d =
Purchase Payments* received on or after the previous Quarterly Anniversary. However, if you selected Income Protector at issue, then we exclude from “d” any Purchase Payments received before the first Quarterly Anniversary.

*
We reduce each Purchase Payment proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each withdrawal taken since we received that payment. We determine the percentage of Contract Value at the end of the current Business Day.

The maximum rider anniversary is the Quarterly Anniversary that occurs on the number of guarantee years after the rider effective date. For example, assume the Issue Date is June 1, 2009, the rider effective date is September 1, 2009 and the number of guarantee years is 20 years. The maximum rider anniversary would be September 1, 2029.

We set the annual increase percentage for your Contract on the rider effective date and once this number is set we cannot change it. The current annual increase percentage is 8%, and the current quarterly simple interest increase is 2%. If you add Income Protector to your Contract in the future, you are subject to the current annual increase percentage and quarterly simple interest increase that are applicable at that time. The minimum annual increase percentage we intend to offer in the future is 4% and the maximum is 10%, and the minimum quarterly simple interest increase is 1% and the maximum is 2.5%.

Next, we compare this Annual Increase to the Contract Value using the values determined at the end of the prior Business Day and increase your Annual Increase to equal this Contract Value if it is greater.

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Any withdrawals may reduce the Annual Increase and the increase base by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Annual Increase, we deduct more than the amount withdrawn from the Annual Increase. Likewise, if at the time of withdrawal the Contract Value is less than the increase base, we deduct more than the amount withdrawn from the increase base.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: The bonus is not included the parts of this value that are based on Purchase Payments.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

These restrictions apply only to Contracts with Income Protector while the benefit is in effect. When you select Income Protector, you consent to allow us to rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under Income Protector, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than what you would have had without the benefit.

If you select Income Protector, we restrict your selection of certain Investment Options. We set these restrictions on the rider effective date and once we set them we cannot change them. We currently require you to allocate 100% of your total Contract Value to the Group C Investment Options. If you add Income Protector to your Contract after the Issue Date, you must reallocate your Contract Value to comply with these restrictions before we add the benefit to your Contract. If you add Income Protector to your Contract in the future, you are subject to Investment Option restrictions that are applicable at that time. In the future, we could offer only one Investment Option Group and as few as five total Investment Options. If we offer more than one Investment Option group in the future, we do not move Investment Options between the groups after the rider effective date.

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio

Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

We may add or remove Investment Options to or from your Contract after the rider effective date. We secure all necessary SEC and other governmental approvals before adding or removing an Investment Option. If we do, we provide written notice regarding additions to or deletions from the Investment Option groups. When an Investment Option is closed or substituted within an Investment Option group, we send written notice regarding the closing or substitution 30 days before the effective date.

In addition, on each Quarterly Anniversary we automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. The rebalancing occurs at the end of the last Business Day before the Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. However, if you are participating in the DCA program, quarterly rebalancing transfers do not move Contract Value into or out of the DCA Money Market Account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. Transfers of Contract Value between the Investment Options do not change the allocation instructions for any future Purchase Payments and do not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the restrictions for your selected benefit or we reject your change.

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These Investment Option allocation and transfer restrictions end when your benefit ends.

TAXATION OF LIFETIME PLUS PAYMENTS

Lifetime Plus Payments that you receive before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment are most likely subject to ordinary income tax. In addition, if any Owner is younger than age 59½, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.

WHEN INCOME PROTECTOR ENDS

Before the Benefit Date, Income Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).
•
For single Lifetime Plus Payments where the Contract is jointly owned by non-spouses, upon the death of any Joint Owner, the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. This means Income Protector may end even if the sole Covered Person is still alive.

•
The date of death of all Covered Persons. If joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Income Protector ends as of this date of death.

•	The older Covered Person’s 91st birthday.
•
The Business Day before the Income Date that you take a Full Annuitization, including a required Full Annuitization on the maximum permitted Income Date. For more information, see section 3, The Annuity Phase.

•	The Business Day we process your request for a full withdrawal.
•	When the Contract ends.

On and after the Benefit Date, Income Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date). This option is only available while your Contract Value is positive.
•	The Business Day you take an Excess Withdrawal of the entire Contract Value.
•
The Business Day you take an Excess Withdrawal if the current Benefit Base (after reduction for the Excess Withdrawal) multiplied by the age-based payment percentage of the younger Covered Person on the previous Benefit Anniversary is less than $100.

•	The Business Day before the Income Date that you take a Full Annuitization.
•	On the Benefit Date if the initial annual maximum Lifetime Plus Payment would be less than $100.
•	For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.
•	For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has been reduced to zero, the date of death of the Covered Person.
•	For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are not spouses, the date of death of any Joint Owner.
•
For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and continues the Contract. If the surviving spouse who is also the Covered Person continues the Contract, this rider ends on the date of death of the Covered Person.

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•
For joint Lifetime Plus Payments, the date of death of both Covered Persons. However, if a Covered Person dies and the surviving spouse, who is also a Covered Person, elects to receive the death benefit instead of continuing the Contract, then Lifetime Plus Payments stop and this benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option. Also, if joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Income Protector ends as of this date of death.

•	When the Contract ends.

11.c OTHER OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY DEATH BENEFIT

The Maximum Anniversary Death Benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries during the Accumulation Phase. The Maximum Anniversary Death Benefit is only available at issue and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses – Mortality and Expense Risk (M&E) Charge. The Maximum Anniversary Death Benefit requires selection of Investment Protector or Income Protector.

The death benefit provided by the Maximum Anniversary Death Benefit will never be less than the Traditional Death Benefit, but they may be equal. Once you select the Maximum Anniversary Death Benefit, you cannot cancel it. Check with your Financial Professional regarding availability of the Maximum Anniversary Death Benefit and be sure to discuss whether this benefit is appropriate for your situation.

We determine the Maximum Anniversary Death Benefit as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death* and an election of the death benefit payment option. It is the greater of the Contract Value (after deduction of the final rider charge, if applicable), or the Maximum Anniversary Value.

*	Please see section 10, Death Benefit for details on what we consider to be due proof of death.

The Maximum Anniversary Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.
•	The Business Day that the Maximum Anniversary Value and Contract Value are both zero.
•	When the Contract ends.

NOTE FOR CONTRACTS WITH THE BONUS OPTION:  Bonus amounts are included in the calculation of the portion of the death benefit that is based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of the death benefit that is based on Purchase Payments.

NOTE: Because this benefit also requires selection of Investment Protector or Income Protector, your Contract Value decreases with each Lifetime Plus Payment, Excess Withdrawal and the deduction of the rider charge. These deductions reduce the Maximum Anniversary Value available under this benefit.

Calculating the Maximum Anniversary Value Under the Maximum Anniversary Death Benefit

The Maximum Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

At the end of each Business Day, we increase the Maximum Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Maximum Anniversary Value proportionately by the percentage of Contract Value withdrawn that day. Withdrawals include Partial Annuitizations, Lifetime Plus Payments, Excess Withdrawals, and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each Contract Anniversary before the end date, the Maximum Anniversary Value is equal to the greater of its value on the previous Business Day, or the Contract Value at the end of the previous Business Day.

The end date occurs on the earliest of:

•	the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual); or
•	the end of the Business Day during which we first receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option.

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If the end date occurs due to age, we continue to calculate the Maximum Anniversary Value in the same way that we do on each Business Day other than a Contract Anniversary until we receive the required death information. If the end date occurs because of death and there are multiple Beneficiaries, the Maximum Anniversary Value no longer increases as of the Business Day we receive the above required death claim documentation from the Beneficiary that first files claim.

Any withdrawals may reduce the Maximum Anniversary Value by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Maximum Anniversary Value, we deduct more than the amount withdrawn.

BONUS OPTION

The Bonus Option is designed for Owners who believe that the return on the investment of the bonus in the Investment Options offsets the additional costs associated with the Bonus Option. This option provides a 6% bonus on each Purchase Payment we receive before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual). After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of all previous Purchase Payments withdrawn. The Bonus Option is only available at issue and it carries an additional M&E charge and a higher and longer withdrawal charge schedule. These charges are discussed in the Fee Tables and section 6, Expenses. The Bonus Option ends when your Contract ends. Once you select the Bonus Option, you cannot cancel it. The Bonus Option is not available if you select either the Short Withdrawal Charge Option or the No Withdrawal Charge Option. For more information, please see section 11, Selection of Optional Benefits.

The bonus may be more than offset by the additional charges associated with the Bonus Option. Check with your Financial Professional regarding availability of the Bonus Option and be sure to discuss whether this benefit is appropriate for your situation.

The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.

We credit the bonus to your Contract subject to the following terms.

1)
We treat all bonus amounts and any gains or losses attributable to such amounts as earnings under the Contract and are treated as such for purposes of the withdrawal charge as well as for tax purposes.

2)	All gains and losses attributable to the bonus are part of your Contract Value.
3)	If the Contract is owned by a non-individual, then we use the age of the Annuitant to determine whether a bonus applies.

The bonus is not included in any of the guaranteed benefits that are based on Purchase Payments, but it is included in the guaranteed benefits that are based on Contract Value. We pay all bonus amounts from the general account assets of Allianz Life of New York.

Your Contract incurs expenses on the total Contract Value, which includes the bonus. If you cancel your Contract during the free look/right-to-examine period, you forfeit your bonus. It is possible upon withdrawal, particularly in a declining market and since charges are assessed against the Contract Value (which includes the bonus), that you may receive less money back than you would have if you had not received the bonus or had not selected the Bonus Option. We expect to profit from certain charges assessed under the Contract (for example, the withdrawal charge and the M&E charge) associated with the Bonus Option.

SHORT WITHDRAWAL CHARGE OPTION

The Short Withdrawal Charge Option is designed for Owners who are concerned with short-term liquidity. This option shortens the withdrawal charge period for your Contract from seven years to four years. The Short Withdrawal Charge Option is only available at issue, it only applies during the Accumulation Phase of the Contract and it carries an additional M&E charge. The withdrawal charge and M&E charge are discussed in the Fee Tables and section 6, Expenses. The Short Withdrawal Charge Option ends when the Accumulation Phase ends. Once you select the Short Withdrawal Charge Option, you cannot cancel it. The Short Withdrawal Charge Option is not available if you select either the Bonus Option or No Withdrawal Charge Option. For more information, please see section 11, Selection of Optional Benefits.

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Because the Short Withdrawal Charge Option carries an additional M&E charge, it may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh complete years following our receipt of your Purchase Payment. Check with your Financial Professional regarding the availability of the Short Withdrawal Charge Option and be sure to discuss whether this option is appropriate for your situation.

NO WITHDRAWAL CHARGE OPTION

You can eliminate the withdrawal charge under your Contract by selecting the No Withdrawal Charge Option at issue. This option carries an additional M&E charge and requires a higher initial Purchase Payment ($25,000 rather than $10,000). The withdrawal charge and M&E charge are discussed in the Fee Tables and section 6, Expenses.

The No Withdrawal Charge Option is not available if you select either the Bonus Option or Short Withdrawal Charge Option. If you select the No Withdrawal Charge Option, you must also select Investment Protector or Income Protector. If your Contract includes the No Withdrawal Charge Option, you can only remove the additional required benefit if: a) we increase the rider charge on a Quarterly Anniversary; b) if you select single Lifetime Plus Payments under Income Protector, the sole Covered Person dies and your spouse continues the Contract; or c) you can simultaneously replace Income Protector with Investment Protector, or vice versa, as discussed in section 11, Selection of Optional Benefits. The No Withdrawal Charge Option ends when the Accumulation Phase ends.

Once you select the No Withdrawal Charge Option, you cannot cancel it. Because the No Withdrawal Charge Option carries an additional M&E charge, it may not be appropriate if you do not intend to withdraw a Purchase Payment during the first four years after we receive it. Also, because the No Withdrawal Charge Option requires you to select an additional optional benefit, it may not be appropriate if you do not intend to exercise this additional required benefit. Check with your Financial Professional regarding the availability of the No Withdrawal Charge Option, and to discuss whether this option is appropriate for your situation.

12.	OTHER INFORMATION

ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York on September 21, 1982. Our address is One Chase Manhattan Plaza, 37th Floor, New York, NY 10005-1423. We offer fixed and variable annuities and individual life insurance. We are licensed to do direct business in 6 states, including New York and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life of NY Variable Account C (the Separate Account, formerly Preferred Life Variable Account C), as a separate account under New York insurance law on February 26, 1988. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts.

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life of New York.

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DISTRIBUTION

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their Financial Professionals. Investment Options that assess Rule 12b-1 fees make payments of the fees to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These payments typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

We may fund Allianz Life Financial’s operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Financial Professionals and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Selling firms and their Financial Professionals and managers may receive other payments from us for administrative issues and for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:

•	marketing services and increased access to Financial Professionals;
•	sales promotions relating to the Contracts;
•	costs associated with sales conferences and educational seminars for their Financial Professionals;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:

•	the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;
•	the organizational “fit” between the broker/dealer firm and the type of wholesaling and marketing force we operate;
•	whether the broker/dealer firm’s operational, IT, and support services structure and requirements are compatible with our method of operation;
•	whether the broker/dealer firm’s product mix is oriented toward our core markets;

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•	whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent Financial Professional meetings and training sessions;
•	the potential return on investment of investing in a particular firm’s system;
•	our potential ability to obtain a significant level of the market share in the broker/dealer firm’s distribution channel;
•	the broker/dealer firm’s Financial Professional and customer profiles; and
•	the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

A portion of the payments made to selling firms may be passed on to their Financial Professionals in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what your Financial Professional and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:

•	issuance and maintenance of the Contracts,
•	maintenance of Owner records,
•	processing and mailing of account statements and other mailings to Owners, and
•	routine customer service including:
–	responding to Owner correspondence and inquiries,
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total) and
–	processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, are mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

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LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial’s ability to perform its obligations.

FINANCIAL STATEMENTS

The financial statements of Allianz Life of New York and the financial statements of the Separate Account have been included in Part C of the Registration Statement.

STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934

Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

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78

13.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life of New York………………………………………………	2
Experts……………………………………………………………..……	2
Legal Opinions…………………………………………………..……..	2
Distributor…………………………………………………..…………...	2
Reduction or Elimination of the Withdrawal Charge……..…………	3
Federal Tax Status…………………………………………….……....	3
General……………………………………………………………...	3
Diversification………………………………………………....…...	4
Owner Control…………………………………………………..….	5
Contracts Owned by Non-Individuals…………………….......…	5
Income Tax Withholding…………………………………..……....	5
Required Distributions……………………………………..……...	5
Qualified Contracts………………………………………………...	6
Annuity Provisions……………………………………………….........	7
Annuity Units/Calculating Annuity Payments………………..….	7
Mortality and Expense Risk Guarantee……………………………..	7
Financial Statements…………………………………………………..	7
Appendix – Condensed Financial Information………………..........	8

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14.	PRIVACY AND SECURITY STATEMENT

2010

Your privacy is a high priority for Allianz Life Insurance Company of New York. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we gather about you.

Allianz Life® of NY does not sell your information to anyone

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an “opt-in election,” an “opt-out election” or an authorization from you. We also do not share your information with any of our affiliated companies, except to administer or service your policy.

Information about you that Allianz Life of NY collects

Allianz Life of NY collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:

•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.

•	From others, through the process of handling a claim. This may include information from medical or accident reports.

•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.

•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.

•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

If you visit one of our websites, we may use “cookies” (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily.

Information about you that Allianz Life of NY shares

Allianz Life of NY does not share information about current or former customers with anyone, except as “allowed by law.” “Allowed by law” means that we may share your information, such as your name, address and policy information, as follows:

•	With affiliates and other third parties in order to administer or service your policy.

•
With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.

•	With your insurance agent so that they can perform services for you.

•	With medical professionals in order to process your claim.

•	With a state Department of Insurance in order to examine our records or business practices.

•	With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.

•	With research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

Allianz Life of NY policies and practices regarding security of your information

Allianz Life of NY uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to information about you to those employees who need the information to service your policy. Allianz Life of NY works to ensure that our website is secure. We use state of the art technology to protect the information that may be shared over these sites.

Your ability to access and correct your information

You have the right to access and get a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011

80

This will ensure the identity of the person requesting your information.

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes.

For more information or if you have questions

If you have any questions or concerns about our privacy policies or procedures, please call our administrative office at 800-729-9743, or write us at the following address.

Allianz Life Insurance Company of New York
Home Office: New York, NY

Administrative Office
PO Box 1431
Minneapolis, MN 55440-1431

M40018-NY (3/2010)

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011

81

APPENDIX A – ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION

This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option’s average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with us. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options’ prospectuses for further information regarding the expenses you may expect to pay.
Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL Allianz AGIC Opportunity Fund	.85	.25	–	.13	–	1.23
BLACKROCK
AZL BlackRock Capital Appreciation Fund	.80	.25	–	.10	–	1.15
AZL International Index Fund	.35	.25	–	.31	–	.91
AZL Mid Cap Index Fund	.25	.25	–	.16	.01	.67
AZL Money Market Fund	.35	.25	–	.09	–	.69
AZL S&P 500 Index Fund – Class 2.17		.25	–	.12	–	.54
AZL Small Cap Stock Index Fund	.26	.25	–	.16	–	.67
BlackRock Global Allocation V.I. Fund – Class 3.65		.25	–	.09	.02	1.01
COLUMBIA
AZL Columbia Mid Cap Value Fund	.75	.25	–	.13	.02	1.15
AZL Columbia Small Cap Value Fund – Class 2.90		.25	–	.25	–	1.40
DAVIS
AZL Davis NY Venture Fund – Class 2.75		.25	–	.11	.01	1.12
Davis VA Financial Portfolio	.55	–	–	.15	–	.70
DREYFUS
AZL Dreyfus Equity Growth Fund	.78	.25	–	.09	–	1.12
EATON VANCE
AZL Eaton Vance Large Cap Value Fund	.75	.25	–	.10	.01	1.11
FIDELITY
Fidelity VIP FundsManager 50% Portfolio –Service Class 2.25		.25	–	–	.55	1.05
Fidelity VIP FundsManager 60% Portfolio –Service Class 2.25		.25	–	–	.63	1.13
FRANKLIN TEMPLETON
AZL Franklin Small Cap Value Fund	.75	.25	–	.12	–	1.12
AZL Franklin Templeton Founding Strategy Plus Fund	.70	.25	–	.25	.05	1.25
Franklin High Income Securites Fund – Class 2.56		.25	–	.07	–	.88
Franklin Income Securities Fund – Class 2.45		.25	–	.02	–	.72
Franklin Templeton VIP Founding Funds Allocation Fund – Class 2.00		.25	–	.12	.70	1.07
Franklin U.S. Government Fund – Class 2.49		.25	–	.04	–	.78
Mutual Global Discovery Securities Fund – Class 2.80		.25	–	.26	–	1.31
Mutual Shares Securities Fund – Class 2.60		.25	–	.18	–	1.03
Templeton Global Bond Securities Fund – Class 2.47		.25	–	.07	–	.79
Templeton Growth Securities Fund – Class 2.75		.25	–	.04	–	1.04
GATEWAY
AZL Gateway Fund(2)	.80	.25	–	.20	–	1.25
INVESCO
AZL Invesco International Equity Fund	.90	.25	–	.17	.02	1.34
AZL Van Kampen Equity and Income Fund	.75	.25	–	.13	.01	1.14
AZL Van Kampen Growth and Income Fund	.76	.25	–	.12	.01	1.14
J.P. MORGAN
AZL JPMorgan U.S. Equity Fund – Class 2.80		.25	–	.15	–	1.20

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
Appendix A

82

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
MFS
AZL MFS Investors Trust Fund	.75	.25	–	.10	–	1.10
MORGAN STANLEY
AZL Morgan Stanley Global Real Estate Fund	.90	.25	–	.25	–	1.40
AZL Morgan Stanley International Equity Fund	.95	.25	–	.13	–	1.33
AZL Morgan Stanley Mid Cap Growth Fund	.81	.25	–	.11	.01	1.18
PIMCO
PIMCO EqS Pathfinder Portfolio – Advisor Class(2)	1.10	–	.25	.54	–	1.89
PIMCO VIT All Asset Portfolio – Admin. Class	.425	–	.15	–	.69	1.265
PIMCO VIT CommodityRealReturn Strategy Portfolio – Admin. Class(1)	.74	–	.15	.09	.13	1.11
PIMCO VIT Emerging Markets Bond Portfolio – Admin. Class(1)	.85	–	.15	.01	–	1.01
PIMCO VIT Global Bond Portfolio (Unhedged) – Admin. Class	.75	–	.15	–	–	.90
PIMCO VIT Global Multi-Asset Portfolio – Admin. Class	.95	–	.15	.54	.44	2.08
PIMCO VIT High Yield Portfolio – Admin. Class(1)	.60	–	.15	.01	–	.76
PIMCO VIT Real Return Portfolio – Admin. Class(1)	.50	–	.15	.07	–	.72
PIMCO VIT Total Return Portfolio – Admin. Class(1)	.50	–	.15	.09	–	.74
SCHRODER
AZL Schroder Emerging Markets Equity Fund	1.23	.25	–	.31	–	1.79
TURNER
AZL Turner Quantitative Small Cap Growth Fund	.85	.25	–	.14	–	1.24

(1)	“Other Expenses” reflect interest expense.
(2)	“Other Expenses” reflect estimated expenses for the fund’s first fiscal year.

This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option’s average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

Investment Option	Management fees	Rule 12b-1 fees	Other expenses	Total	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ FUND OF FUNDS
AZL Balanced Index Strategy Fund	.05	–	.15	.20	.63	.83
AZL Fusion Balanced Fund	.20	–	.05	.25	.93	1.18
AZL Fusion Conservative Fund	.20	–	.20	.40	.83	1.23
AZL Fusion Growth Fund	.20	–	.05	.25	1.03	1.28
AZL Fusion Moderate Fund	.20	–	.05	.25	.97	1.22
AZL Growth Index Strategy Fund	.05	–	.15	.20	.61	.81

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
Appendix A

83

APPENDIX B – CONDENSED FINANCIAL INFORMATION

The financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C are included in Part C of the Registration Statement.

accumulation unit value (AUV) information corresponding to the highest and lowest combination of M&E charges for the Contract offered by this prospectus as of the end of the most recent calendar year is listed in the tables below. A separate rider charge may also apply to your Contract if you select Investment Protector or Income Protector, which is not reflected in the table below. See the Fee Tables for further information regarding the rider charge. You can find AUV information corresponding to the additional combinations of charges in the appendix to the Statement of Additional Information (SAI), which is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Registration Statement.

* Key to Benefit Option	M&E Charge
Allianz Vision New York – Base Contract	1.40%
Allianz Vision New York – Contract with the Bonus Option and the Quarterly Value Death Benefit	2.20%
The following Investment Options commenced operations under this Contract after December 31, 2009. Therefore, no AUV information is shown for them: AZL Gateway Fund, AZL Mid Cap Index Fund, Fidelity VIP FundsManager 50% Portfolio, Fidelity VIP FundsManager 60% Portfolio, PIMCO EqS Pathfinder Portfolio.

(Number of accumulation units in thousands)

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Balanced Index Strategy Fund
1.40%	12/31/2009	N/A	10.035	28	2.20%	12/31/2009	N/A	10.019	31
AZL BlackRock Capital Appreciation Fund
1.40%	12/31/2007	N/A	13.110	4	2.20%	12/31/2007	N/A	12.741	6
	12/31/2008	13.110	8.225	14		12/31/2008	12.741	7.930	1
	12/31/2009	8.225	10.987	72		12/31/2009	7.930	10.508	7
AZL Columbia Mid Cap Value Fund
1.40%	12/31/2007	N/A	10.319	1	2.20%	12/31/2007	N/A	10.139	0
	12/31/2008	10.319	4.869	12		12/31/2008	10.139	4.746	1
	12/31/2009	4.869	6.352	12		12/31/2009	4.746	6.142	2
AZL Columbia Small Cap Value Fund
1.40%	12/31/2007	N/A	12.439	0	2.20%	12/31/2007	N/A	11.957	0
	12/31/2008	12.439	8.330	1		12/31/2008	11.957	7.943	2
	12/31/2009	8.330	10.243	0		12/31/2009	7.943	9.689	2
AZL Davis NY Venture Fund
1.40%	12/31/2007	N/A	13.555	6	2.20%	12/31/2007	N/A	12.677	1
	12/31/2008	13.555	7.952	26		12/31/2008	12.677	7.378	4
	12/31/2009	7.952	10.338	29		12/31/2009	7.378	93515	4
AZL Dreyfus Equity Growth Fund
1.40%	12/31/2007	N/A	11.526	1	2.20%	12/31/2007	N/A	10.780	0
	12/31/2008	11.526	6.634	11		12/31/2008	10.780	6.155	3
	12/31/2009	6.634	8.816	14		12/31/2009	6.155	8.114	14
AZL Eaton Vance Large Cap Value Fund
1.40%	12/31/2007	N/A	12.386	0	2.20%	12/31/2007	N/A	11.518	0
	12/31/2008	12.386	7.794	0		12/31/2008	11.518	7.190	2
	12/31/2009	7.794	9.724	1		12/31/2009	7.190	8.900	2
AZL Franklin Small Cap Value Fund
1.40%	12/31/2007	N/A	17.485	3	2.20%	12/31/2007	N/A	16.623	0
	12/31/2008	17.485	11.426	13		12/31/2008	16.623	10.775	1
	12/31/2009	11.426	14.716	17		12/31/2009	10.755	13.768	2
AZL Franklin Templeton Founding Strategy Plus Fund
1.40%	12/31/2009	N/A	10.218	36	2.20%	12/31/2009	N/A	10.202	0

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
Appendix B

84

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Fusion Balanced Fund
1.40%	12/31/2007	N/A	12.121	0	2.20%	12/31/2007	N/A	11.780	10
	12/31/2008	12.121	8.672	63		12/31/2008	11.780	8.361	13
	12/31/2009	8.672	10.836	115		12/31/2009	8.361	10.364	27
AZL Fusion Conservative Fund
1.40%	12/31/2009	N/A	10.154	0	2.20%	12/31/2009	N/A	10.138	0
AZL Fusion Growth Fund
1.40%	12/31/2007	N/A	12.813	15	2.20%	12/31/2007	N/A	12.453	45
	12/31/2008	12.813	7.715	81		12/31/2008	12.453	7.438	50
	12/31/2009	7.715	10.057	65		12/31/2009	7.438	9.619	19
AZL Fusion Moderate Fund
1.40%	12/31/2007	N/A	12.396	9	2.20%	12/31/2007	N/A	12.047	11
	12/31/2008	12.396	8.219	32		12/31/2008	12.047	7.924	25
	12/31/2009	8.219	10.490	461		12/31/2009	7.924	10.033	103
AZL Growth Index Strategy Fund
1.40%	12/31/2009	N/A	10.067	56	2.20%	12/31/2009	N/A	10.051	12
AZL International Index Fund
1.40%	12/31/2009	N/A	9.761	17	2.20%	12/31/2009	N/A	9.746	1
AZL Invesco International Equity Fund
1.40%	12/31/2007	N/A	19.830	0	2.20%	12/31/2007	N/A	18.646	5
	12/31/2008	19.830	11.438	20		12/31/2008	18.646	10.668	6
	12/31/2009	11.438	15.150	52		12/31/2009	10.668	14.019	8
AZL JPMorgan U.S. Equity Fund
1.40%	12/31/2007	N/A	12.939	3	2.20%	12/31/2007	N/A	12.438	1
	12/31/2008	12.939	7.824	8		12/31/2008	12.438	7.461	3
	12/31/2009	7.824	10.316	9		12/31/2009	7.461	9.759	2
AZL MFS Investors Trust Fund
1.40%	12/31/2007	N/A	14.871	0	2.20%	12/31/2007	N/A	14.453	1
	12/31/2008	14.871	8.782	14		12/31/2008	14.453	8.467	1
	12/31/2009	8.782	13.147	18		12/31/2009	8.467	12.574	3
AZL Money Market Fund
1.40%	12/31/2007	N/A	11.125	9	2.20%	12/31/2007	N/A	10.105	49
	12/31/2008	11.125	11.238	51		12/31/2008	10.105	10.126	77
	12/31/2009	11.238	11.106	120		12/31/2009	10.126	9.927	47
AZL OCC Growth Fund
1.40%	12/31/2009	N/A	10.377	0	2.20%	12/31/2009	N/A	10.361	0
AZL OCC Opportunity Fund
1.40%	12/31/2007	N/A	16.672	0	2.20%	12/31/2007	N/A	15.676	1
	12/31/2008	16.672	8.688	1		12/31/2008	15.676	8.103	3
	12/31/2009	8.688	13.545	5		12/31/2009	8.103	12.533	2
AZL S&P 500 Index Fund
1.40%	12/31/2007	N/A	9.882	5	2.20%	12/31/2007	N/A	9.817	4
	12/31/2008	9.882	6.079	27		12/31/2008	9.817	5.991	12
	12/31/2009	6.079	7.514	83		12/31/2009	5.991	7.346	45
AZL Schroder Emerging Markets Equity Fund
1.40%	12/31/2007	N/A	13.455	10	2.20%	12/31/2007	N/A	13.221	3
	12/31/2008	13.455	6.384	43		12/31/2008	13.221	6.222	8
	12/31/2009	6.384	10.813	28		12/31/2009	6.222	10.456	5
AZL Small Cap Stock Index Fund
1.40%	12/31/2007	N/A	9.329	7	2.20%	12/31/2007	N/A	9.268	2
	12/31/2008	9.329	6.353	20		12/31/2008	9.268	6.261	3
	12/31/2009	6.353	7.821	16		12/31/2009	6.261	7.646	8
AZL Turner Quantitative Small Cap Growth Fund
1.40%	12/31/2007	N/A	12.772	0	2.20%	12/31/2007	N/A	12.413	0
	12/31/2008	12.772	7.135	2		12/31/2008	12.413	6.878	1
	12/31/2009	7.135	9.244	2		12/31/2009	6.878	8.841	1

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
Appendix B

85

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Van Kampen Equity and Income Fund
1.40%	12/31/2007	N/A	12.832	0	2.20%	12/31/2007	N/A	12.335	1
	12/31/2008	12.832	9.627	1		12/31/2008	12.335	9.180	8
	12/31/2009	9.627	11.662	72		12/31/2009	9.180	11.032	17
AZL Van Kampen Global Real Estate Fund
1.40%	12/31/2007	N/A	10.852	2	2.20%	12/31/2007	N/A	10.663	0
	12/31/2008	10.852	5.796	4		12/31/2008	10.663	5.650	1
	12/31/2009	5.796	8.013	15		12/31/2009	5.650	7.748	2
AZL Van Kampen Growth and Income Fund
1.40%	12/31/2007	N/A	14.291	2	2.20%	12/31/2007	N/A	13.291	0
	12/31/2008	14.291	9.462	14		12/31/2008	13.291	8.729	1
	12/31/2009	9.462	11.537	10		12/31/2009	8.729	10.558	0
AZL Van Kampen International Equity Fund
1.40%	12/31/2007	N/A	19.359	1	2.20%	12/31/2007	N/A	18.404	0
	12/31/2008	19.359	13.637	5		12/31/2008	18.404	12.861	0
	12/31/2009	13.637	16.987	14		12/31/2009	12.861	15.892	4
AZL Van Kampen Mid Cap Growth Fund
1.40%	12/31/2007	N/A	16.193	3	2.20%	12/31/2007	N/A	15.059	5
	12/31/2008	16.193	8.220	23		12/31/2008	15.059	7.583	7
	12/31/2009	8.220	12.780	32		12/31/2009	7.583	11.696	5
BlackRock Global Allocation V.I. Fund
1.40%	12/31/2008	N/A	7.919	21	2.20%	12/31/2008	N/A	7.877	1
	12/31/2009	7.919	9.443	373		12/31/2009	7.877	9.317	60
Davis VA Financial Portfolio
1.40%	12/31/2007	N/A	15.832	0	2.20%	12/31/2007	N/A	11.767	0
	12/31/2008	15.832	8.373	8		12/31/2008	11.767	6.174	0
	12/31/2009	8.373	11.657	6		12/31/2009	6.174	8.526	1
Franklin High Income Securities Fund
1.40%	12/31/2007	N/A	25.387	0	2.20%	12/31/2007	N/A	20.627	1
	12/31/2008	25.387	19.180	1		12/31/2008	20.627	15.460	2
	12/31/2009	19.180	26.989	24		12/31/2009	15.460	21.581	7
Franklin Income Securities Fund
1.40%	12/31/2007	N/A	48.490	5	2.20%	12/31/2007	N/A	39.399	1
	12/31/2008	48.490	33.635	18		12/31/2008	39.399	27.110	1
	12/31/2009	33.635	44.972	16		12/31/2009	27.110	35.960	6
Franklin Templeton VIP Founding Funds Allocation Fund
1.40%	12/31/2007	N/A	9.246	37	2.20%	12/31/2007	N/A	9.203	68
	12/31/2008	9.246	5.847	142		12/31/2008	9.203	5.773	68
	12/31/2009	5.847	7.510	108		12/31/2009	5.773	7.356	15
Franklin U.S. Government Fund
1.40%	12/31/2007	N/A	26.205	1	2.20%	12/31/2007	N/A	21.324	0
	12/31/2008	26.205	27.800	2		12/31/2008	21.324	22.441	3
	12/31/2009	27.800	28.262	16		12/31/2009	22.441	22.632	5
Mutual Global Discovery Securities Fund
1.40%	12/31/2007	N/A	29.830	1	2.20%	12/31/2007	N/A	26.408	1
	12/31/2008	29.830	21.045	15		12/31/2008	26.408	18.481	2
	12/31/2009	21.045	25.590	16		12/31/2009	18.481	22.294	6
Mutual Shares Securities Fund
1.40%	12/31/2007	N/A	24.148	6	2.20%	12/31/2007	N/A	21.377	0
	12/31/2008	24.148	14.975	27		12/31/2008	21.377	13.151	0
	12/31/2009	14.975	18.614	31		12/31/2009	13.151	16.216	5

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
Appendix B

86

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO VIT All Asset Portfolio
1.40%	12/31/2007	N/A	12.953	0	2.20%	12/31/2007	N/A	13.320	0
	12/31/2008	12.953	10.749	2		12/31/2008	13.320	10.965	0
	12/31/2009	10.749	12.886	34		12/31/2009	10.965	13.041	5
PIMCO VIT CommodityRealReturn Strategy Portfolio
1.40%	12/31/2007	N/A	12.816	1	2.20%	12/31/2007	N/A	12.544	2
	12/31/2008	12.816	7.103	7		12/31/2008	12.544	6.897	6
	12/31/2009	7.103	9.913	19		12/31/2009	6.897	9.549	9
PIMCO VIT Emerging Markets Bond Portfolio
1.40%	12/31/2007	N/A	12.287	0	2.20%	12/31/2007	N/A	12.027	0
	12/31/2008	12.287	10.347	2		12/31/2008	12.027	10.047	1
	12/31/2009	10.347	13.324	46		12/31/2009	10.047	12.835	3
PIMCO VIT Global Bond Portfolio (Unhedged)
1.40%	12/31/2007	N/A	10.440	2	2.20%	12/31/2007	N/A	10.219	1
	12/31/2008	10.440	10.208	5		12/31/2008	10.219	9.912	6
	12/31/2009	10.208	11.763	15		12/31/2009	9.912	11.331	8
PIMCO VIT Global Multi-Asset Portfolio
1.40%	12/31/2009	N/A	10.011	27	2.20%	12/31/2009	N/A	9.995	0
PIMCO VIT High Yield Portfolio
1.40%	12/31/2007	N/A	14.297	0	2.20%	12/31/2007	N/A	13.346	1
	12/31/2008	14.297	10.779	1		12/31/2008	13.346	9.982	2
	12/31/2009	10.779	14.927	17		12/31/2009	9.982	13.713	4
PIMCO VIT Real Return Portfolio
1.40%	12/31/2007	N/A	12.324	0	2.20%	12/31/2007	N/A	11.822	0
	12/31/2008	12.324	11.295	10		12/31/2008	11.822	10.748	1
	12/31/2009	11.295	13.187	25		12/31/2009	10.748	12.448	10
PIMCO VIT Total Return Portfolio
1.40%	12/31/2007	N/A	14.986	0	2.20%	12/31/2007	N/A	12.923	0
	12/31/2008	14.986	15.486	25		12/31/2008	12.923	13.248	6
	12/31/2009	15.486	17.420	97		12/31/2009	13.248	14.783	26
Templeton Global Bond Securities Fund
1.40%	12/31/2007	N/A	32.376	2	2.20%	12/31/2007	N/A	26.360	1
	12/31/2008	32.376	33.906	8		12/31/2008	26.360	27.386	2
	12/31/2009	33.906	39.681	29		12/31/2009	27.386	31.795	1
Templeton Growth Securities Fund
1.40%	12/31/2007	N/A	29.538	6	2.20%	12/31/2007	N/A	25.397	2
	12/31/2008	29.538	16.799	16		12/31/2008	25.397	14.329	3
	12/31/2009	16.799	21.718	11		12/31/2009	14.329	18.376	2

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
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APPENDIX C – CALCULATING THE VALUES AVAILABLE UNDER THE CONTRACT

These calculations show the effects of transactions on the values available under the Contract and its riders.

Purchase Payments

Additional Purchase Payments increase the Contract Value and the following guaranteed values on a dollar for dollar basis: Traditional Death Benefit; Maximum Anniversary Value (Maximum Anniversary Death Benefit rider); Rider Anniversary Value (Investment Protector rider); Benefit Base, Quarterly Anniversary Value and Annual Increase (Income Protector). A Rider Anniversary Value increase also increases the Target Value. A Benefit Base increase also increases the annual maximum Lifetime Plus Payment.

	Contract Value	Death Benefit (Traditional or Maximum Anniversary)	Rider Anniversary Value (Investment Protector)	Benefit Base (Income Protector)
Prior to Purchase Payment	$ 80,000	$ 100,000	$ 100,000	$ 100,000
$20,000Purchase Payment	+ $20,000	+ $20,000	+ $20,000	+ $ 20,000
After Purchase Payment	$ 100,000	$ 120,000	$ 120,000	$ 120,000
Partial Withdrawals

Partial withdrawals (including Partial Annuitizations, Excess Withdrawals and withdrawal charges, but not including amounts we withdraw for other Contract charges) reduce the Contract Value on a dollar for dollar basis, and immediately reduce all of the guaranteed values by the percentage of Contract Value withdrawn. Partial withdrawals also reduce the annual maximum Lifetime Plus Payment on the next Benefit Anniversary, but you are still eligible to receive an annual payment increase.

	Contract Value	Death Benefit (Traditional or Maximum Anniversary)	Rider Anniversary Value or Quarterly Anniversary Value (Investment Protector)	Benefit Base (Income Protector)	Lifetime Plus Payment (Income Protector)
Prior to Partial Withdrawal	$ 100,000	$ 120,000	$ 120,000	$ 120,000	$ 120,000 x 4% = $4,800
$5,000 Partial Withdrawal		–[($5,000/ 100,000)	[($5,000/100,000)	[($5,000/100,000)	[($5,000/100,000)
		x 120,000)]	x 120,000)]	x 120,000)]	X 4,800)]
	– $5,000	= – $6,000	= – $6,000	= – $6,000	= – $240
After Partial Withdrawal	$ 95,000	$114,000	$114,000	$ 114,000	$ 4,560
Lifetime Plus Payments (Income Protector rider only)

Lifetime Plus Payments reduce Contract Value on a dollar for dollar basis and reduce the Traditional Death Benefit or Quarterly Anniversary Value (Quarterly Value Death Benefit rider) by the percentage of Contract Value paid out. These payments do not reduce the Benefit Base.

Lifetime Plus Payment	Contract Value	Death Benefit (Traditional or Maximum Anniversary)	Benefit Base (Income Protector)
Prior to Payment	$ 95,000	$ 114,000	$ 114,000
$4,560 Payment		–[($4,560/ 95,000) x 114,000)
	– $4,560	=– $5,472	no change
After Payment	$ 90,440	$ 108,528	$ 114,000

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
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APPENDIX D – THE TARGET DATE BENEFITS

There were two versions of these benefits: (i) the Target Date Retirement Benefit, which was available from August 31, 2007 through January 25, 2009; and (ii) the Target Date 10 Benefit, which was available from January 26, 2009 through March 31, 2009. Neither of these benefits are currently available for selection. Both benefits have an additional M&E charge and that charge is guaranteed for the life of the benefit. The two versions of these benefits are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and had a lower additional M&E charge as indicated in the following table.

	M&E Charge(1)
	Accumulation Phase	Annuity Phase
Additional M&E Charge for Optional Benefits(2)
Target Date 10 Benefit	0.55%	NA
Target Date Retirement Benefit	0.40%	NA
(1)
The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the accumulation unit value during the Accumulation Phase and the annuity unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge.

(2)	We assess the additional M&E charge for this optional benefit during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.

NOTE: In your Contract, the name for your target date rider may be different than the name we use here in this prospectus. If the minimum number of Contract Years to the initial Target Value Date that is shown on your Contract schedule is ten, then you have the Target Date 10 Benefit that is discussed in this prospectus; if instead the minimum is seven years, then you have the Target Date Retirement Benefit. However, in your Contract, both of these benefits use the name “Target Date Retirement Benefit Rider.”

The Target Date Benefits provide, during the Accumulation Phase, a level of protection for the principal you invest while locking in any anniversary investment gains through the Target Value at a future point that you select (the Target Value Date). To provide this protection, we restrict your allocations to the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options.

The Target Date Benefits guarantee that, beginning on your initial Target Value Date (and on each subsequent Contract Anniversary until the benefit ends) your Contract Value cannot be less than the Target Value. The Target Value is the highest Contract Value that occurred at issue or on any subsequent Contract Anniversary, adjusted for any subsequent additional Purchase Payments or partial withdrawals. The earliest available initial Target Value Date is ten Contract Years after you selected the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest available initial date is the Contract Anniversary before the older Owner’s 91st birthday. For example, assume you purchased a Contract with the Target Date 10 Benefit with the earliest available initial Target Value Date, make one initial payment, and take no withdrawals. Then, on the tenth Contract Anniversary the Target Date 10 Benefit guarantees that your Contract Value is at least the initial Purchase Payment or the highest Contract Value on any Contract Anniversary up to and including the tenth Contract Anniversary.

If your Contract Value is less than the Target Value at the end of the last Business Day before the Target Value Date and each subsequent Contract Anniversary (or on the next Business Day if this date is not a Business Day), we credit your Contract Value with the difference. This is the only day the Target Value is guaranteed to be available to you. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal. We allocate this credit to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
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NOTE: You have limited protection under the Target Date Benefits unless you hold the Contract until the initial Target Value Date. In addition, the Target Date Benefits do not provide any guarantee to your Contract Value before the initial Target Value Date and do not lock in any gains that occur between anniversaries.

NOTE: Under the Target Date Benefits, you can only make additional Purchase Payments and participate in the automatic investment plan for three years after the rider effective date. In addition, the flexible rebalancing program is not available to you during the period that one of the Target Date Benefits is part of your Contract. However, if you remove your selected Target Date Benefit from your Contract, these restrictions no longer apply on or after the rider termination date.

NOTE REGARDING PARTIAL WITHDRAWALS FOR CONTRACTS WITH A TARGET DATE BENEFIT:  You cannot take a partial withdrawal from specific Investment Options if your Contract includes a Target Date Benefit.

REMOVING A TARGET DATE BENEFIT FROM YOUR CONTRACT

You can remove your selected Target Date Benefit from your Contract at any time. However, if your Contract includes the No Withdrawal Charge Option, you can only remove a Target Date Benefit if you can simultaneously replace it with the Income Protector Benefit (see section 11, Selection of Optional Benefits – Replacing the Optional Benefits). You can request the removal of a Target Date Benefit by completing the appropriate form. We must receive this form within 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We process your request on the Contract Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. If you remove one of the Target Date Benefits from your Contract, we no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we adjust the number of accumulation units so that the Contract Value on the rider termination date remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

THE TARGET VALUE DATE

We may apply a credit to your Contract Value on each Target Value Date. Each Target Value Date occurs on a Contract Anniversary. You selected the initial Target Value Date when you added the benefit to your Contract. The earliest initial Target Value Date you could have selected is ten Contract Years after the rider effective date under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest initial Target Value Date you can select is the Contract Anniversary before the older Owner’s 91st birthday. If the Contract is owned by a non-individual, the latest initial Target Value Date you can select is the Contract Anniversary before the Annuitant’s 91st birthday. Additional Target Value Dates then occur on each subsequent Contract Anniversary while your selected Target Date Benefit is in effect. If the Target Value Date does not fall on a Business Day, we apply any associated credit to your Contract Value on the next Business Day.

On any Contract Anniversary before the older Owner’s 81st birthday, you can reset the initial Target Value Date before it occurs as long as the Contract Value is at least equal to the Target Value at the end of the previous Business Day. If the Contract is owned by a non-individual, the age restriction for resetting the initial Target Value Date is before the Annuitant’s 81st birthday. The new initial Target Value Date must be on a Contract Anniversary that is at least ten Contract Years after we process your request for the reset under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest Target Value Date is the Contract Anniversary before the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We process your reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in Good Order at our Service Center. If the reset anniversary does not fall on a Business Day, we process your request on the next Business Day.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
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Once we apply a credit to your Contract Value under one of the Target Date Benefits, the credit becomes part of your Contract Value and is available for immediate withdrawal (subject to any applicable withdrawal charge and penalty tax). The Target Value is available only on the last Business Day before each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal. Also, the credit is allocated proportionately to the Investment Options you chose, and immediately begins to participate in the investment performance of those Investment Options. Because the credit increases your Contract Value, it also increases the total dollar amount (but not the percentage) of the M&E charge you pay. We apply the credit to your Contract after we do any quarterly rebalancing. For tax purposes, the credit is treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any prior payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if the entire Contract Value is then withdrawn. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal. We assess a withdrawal charge against Purchase Payments withdrawn in the manner described in section 6, Expenses – Withdrawal Charge.

NOTE: You are required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you no longer have a Contract Value and, therefore, you no longer receive any Contract Value increases under your selected Target Date Benefit.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

NOTE REGARDING TRANSFERS FOR CONTRACTS WITH A TARGET DATE BENEFIT:  We do not count any transfers made under your Target Date Benefit’s quarterly rebalancing program against any free transfers we allow. We also waive the required minimum transfer amount for transfers made under your Target Date Benefit’s quarterly rebalancing program.

These restrictions apply only to Contracts with one of the Target Date Benefits while the benefit is part of your Contract. We allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we instead allocate any additional Purchase Payments according to the current required allocation as discussed in this section. When you selected one of these benefits you consented to allow us to rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under the Target Date Benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
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91

If your Contract includes one of the Target Date Benefits, we divide your Investment Options into the following four groups.

TABLE 1: Investment Option Groups
Group A Investment Options(1)
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

(1)If you added the Target Date Retirement Benefit to your Contract before January 26, 2009:  AZL Fusion Growth Fund and Franklin Templeton VIP Founding Funds Allocation Fund are included in the Group X Investment Options instead of in the Group A Investment Options; and Franklin Income Securities Fund is included in the Group Y Investment Options instead of in the Group A Investment Options.

Group B Investment Options
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund

AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
Templeton Growth Securities Fund

Group X Investment Options	Group Y Investment Options
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio

AZL Balanced Index Strategy Fund
AZL Fusion Conservative Fund
AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

We determine the composition of the Investment Option groups. We do not recategorize the groups to which we assigned the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. We secure all necessary SEC and other governmental approvals before removing an Investment Option.  If we do, we provide written notice regarding additions to or deletions from the Investment Option groups. When an Investment Option is closed or substituted within any of the Investment Option groups, we send written notice regarding the closing or substitution 30 days prior to the effective date of the closing or substitution.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – January 24, 2011
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If your Contract includes one of the Target Date Benefits, we restrict your allocations to the Investment Option groups. The maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows. The minimum required Contract Value to the Investment Options in Group Y appears in Table 3 on the following page.

TABLE 2

Maximum % of Contract Value Allowed in the combined Investment Option Groups A, B and X
Based on the Number of Years* to the Initial Target Value Date
and the Comparison of Contract Value (CV) to the Target Value (TV)

Number of Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
28+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
24	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
23	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
22	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
21	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
20	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
19	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
18	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
17	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
16	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
15	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%
14	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%
13	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%
12	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%
11	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%
10	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%
9	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%
8	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%
7	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
6	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
5	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
4	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
3	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
2	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
1	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
Initial Target Value Date and beyond	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete Contract Years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight years from the initial Target Value Date.

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The maximum allowed allocation of Contract Value for Investment Option Group A and minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allowed allocation for the combined Groups A, B and X as follows.

TABLE 3
When the maximum % of Contract Value allowed in the combined Groups A, B and X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%
We automatically rebalance your Contract Value in each of the Investment Options on each Quarterly Anniversary until the rider termination date. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. The rebalancing transfers occur at the end of the last Business Day before the Quarterly Anniversary, so that it is in effect on the Quarterly Anniversary. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. However, if you are participating in the DCA program, quarterly rebalancing transfers do not move Contract Value into or out of the DCA Money Market Account. If you allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we do not reduce the percentage of Contract Value you allocated to each group, but we do rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

At the end of the last Business Day before each Quarterly Anniversary, we determine the allocation of Contract Value to your selected Investment Options as follows. First, we establish the maximum allowable allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your allocation instructions for future payments adjusted downward if necessary, to match the maximum allowable group allocation. Lastly, we rebalance the Contract Value in your selected Investment Options according to the new required group allocations.

These Investment Option allocation and transfer restrictions end when your selected Target Date Benefit ends.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

Combined Groups A, B and X.  The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary is the lesser of:  a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary; or b) the maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this appendix). Table 2 compares the length of time until the initial Target Value Date and the comparison of the current Contract Value to the current Target Value.

Groups A and Y.  We then use Table 3 (which appears earlier in this appendix) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.

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Combined Groups B and X.  Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next in this appendix. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.

We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. We cannot reduce the maximum percentage of Contract Value we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum percentage of Contract Value we allow in the combined Groups A, B and X by more than 15% in any one year.

We allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations, but if they do not comply with the current maximum allowable allocations, we instead allocate any additional Purchase Payments according to the current required allocation as discussed next in this appendix.

NOTE: Unless the maximum allowable allocation for the combined Groups A, B, and X changes, the maximum allowable allocation for Group A and the minimum required allocation for Group Y does not change.

DETERMINING THE REQUIRED GROUP ALLOCATION

Your selected allocations comply with the new maximum allowable and new minimum required allocations.  If your selected allocations for Group A, and the combined Groups B and X, are less than or equal to the new maximum allowable allocations for these groups, the required allocations for the Investment Option groups are equal to your selected allocations.

Your selected allocation for Group A complies with the new maximum allowable allocation, but your selected allocation for the combined Groups B and X exceeds the new maximum allowable allocation.  If your selected allocation for Group A is less than or equal to the new maximum allowable allocation for this group, the required allocation of Contract Value for Group A is equal to your selected allocation. If your selected allocation for the combined Groups B and X is greater than the new maximum allowable allocation for these groups, then we decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We then take the excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation) and apply it to Group Y.

Your selected allocation for Group A exceeds the new maximum allowable allocation and there may be a change in the required allocation for the combined Groups B and X.  If your selected allocation for Group A is greater than the new maximum allowable allocation for this group, then we decrease the required allocation for Group A to equal the new maximum allowable allocation. We then take the excess allocation from Group A (your selected allocation minus the new maximum allowable allocation) and rebalance it as follows.

a)
If your selected allocation for the combined Groups B and X is less than the new maximum allowable allocation for these groups, the new required allocation is equal to your selected allocation for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We then apply any remaining excess allocation from Group A to Group Y.

b)
If your selected allocation for the combined Groups B and X is greater than or equal to the new maximum allowable allocation for these groups, then we decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We then take any excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for Groups B and X. We then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option group.

NOTE: We do not reallocate more Contract Value to Group A than your selected allocation instructions specify. However, we may reallocate more Contract Value to the combined Groups B and X than your allocation instructions specify if we remove excess Contract Value from Group A.

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Rebalancing calculation within the Investment Option groups

Within the Investment Option groups, the rebalancing calculation formula is:

a x (b / c)

where:

a =	The required group allocation on the current Quarterly Anniversary.

b =	The required allocation for each Investment Option as of the Business Day immediately preceding the current Quarterly Anniversary.

c =	The required group allocation as of the Business Day immediately preceding the current Quarterly Anniversary.

Because the allocation to each Investment Option must be a whole percentage, we round your required allocation to the nearest whole percentage. The current required allocations then become your allocation instructions for future Purchase Payments.

Transfers of Contract Value between Investment Options do not change the current required allocation for each Investment Option or the allocation instructions for future Purchase Payments. In order to change the current required allocation when you make a transfer, you must also change your allocation instructions for future Purchase Payments (see section 2, Purchase – Allocation of Purchase Payments). Any change you make to your allocation instructions for future Purchase Payments must comply with the current maximum allowable allocations. These allocation instructions remain in place until the earlier of the next Quarterly Anniversary that this quarterly rebalancing changes your required allocation and allocation instructions for future payments, or the Business Day we process any new allocation instructions for future Purchase Payments.

NOTE:

•
It is possible that we may move all of your Contract Value out of one or more or your selected Investment Options due to the passage of time and/or as Contract Value as a percentage of Target Value decreases.

•
You are notified by transaction confirmation of any change to your selected allocation in the Investment Option groups. In order to change your selected Investment Option allocation after notification, you must change your allocation instructions. Your new allocation instructions are subject to the current Investment Option allocation and transfer restrictions.

•
Unless you reset the initial Target Value Date, the maximum allowable allocation of your Contract Value to Investment Options in Group A, and the maximum allowable allocation of your Contract Value to Investment Options in the combined Groups A, B and X do not increase, regardless of Contract Value performance.

•
If you allocate less than the maximum allowable amount of Contract Value to the Investment Options in the combined Groups A, B and X, you may be subject to fewer reallocations of your Contract Value in these groups due to the passage of time and/or as the comparison of Contract Value as a percentage of Target Value decreases.

•	You can never allocate more than 30% of your Contract Value to Investment Option Group A, or more than 95% of your Contract Value to Investment Option in the combined Groups A, B and X.

•
We cannot require you to have less than 5% of your Contract Value in Investment Option Group A, nor can we require you to have less than 35% of your Contract Value in Investment Option in the combined Groups A, B and X.

•	Investment Option Group Y has no maximum limit on the percentage of Contract Value you can allocate to it.

•
The maximum allowable allocation for the Investment Option groups can decrease as the number of years until the initial Target Value Date decreases and as the comparison of Contract Value as a percentage of Target Value decreases. We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. We cannot reduce the maximum percentage of Contract Value we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum percentage of Contract Value we allow in the combined Groups A, B and X by more than 15% in any one year.

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WHEN A TARGET DATE BENEFIT ENDS

Your Target Date Benefit ends upon the earliest of the following.

•	The Business Day we process your request to remove your selected Target Date Benefit from the Contract (the rider termination date).

•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then your selected Target Date Benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•     When the Contract ends.

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APPENDIX E – THE LIFETIME BENEFITS

There were two Lifetime Benefits. The Lifetime Plus Benefit was available from August 31, 2007 through March 31, 2009. The Lifetime Plus 8 Benefit was available from August 7, 2008 through March 31, 2009. Neither of these benefits are currently available for selection. Both of these benefits have an additional M&E charge as indicated in the following table, and that charge may increase or decrease in certain situations.

	Accumulation Phase		Annuity Phase
	Current M&E Charge(1)	Maximum M&E Charge(1)	Current and Maximum M&E Charge(1)
Additional M&E Charge for Optional Benefits(2)
Lifetime Plus Benefit (available before April 1, 2009)
Single Lifetime Plus Payments	0.70%	1.50%(3)	NA
Joint Lifetime Plus Payments	0.85%	1.65%(4)	NA
The following versions of this benefit was available from January 26, 2009 until March 31, 2009.
Lifetime Plus 8 Benefit
Single Lifetime Plus Payments	0.95%	1.60%(3)	NA
Joint Lifetime Plus Payments	1.10%	1.75%(4)	NA
The following version of this benefit was available before January 26, 2009.
Lifetime Plus 8 Benefit
Single Lifetime Plus Payments(5)	0.80%	1.60%(3)	NA
Joint Lifetime Plus Payments(6)	0.95%	1.75%(4)	NA
(1)
The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the accumulation unit value during the Accumulation Phase and the annuity unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge.

(2)	We assess the additional M&E charge for these optional benefits during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.

(3)
This is the maximum charge we could impose if you remove a Covered Person, upon a reset of any of the guaranteed values available under either of the Lifetime Benefits, or if you receive an automatic increase to your Lifetime Plus Payments.

(4)
This is the maximum charge we could impose upon a reset of any of the guaranteed values available under either of the Lifetime Benefits, or if you receive an automatic increase to your Lifetime Plus Payments.

(5)	On the Benefit Date the current M&E charge reduces to 0.70%, and the maximum M&E charge reduces to 1.50%.

(6)	On the Benefit Date the current M&E charge reduces to 0.85%, and the maximum M&E charge reduces to 1.65%.

Except as specified in this appendix, the same terms and conditions apply to each of the Lifetime Benefits. Each of these benefits provides guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) that are available to you during the Accumulation Phase. The Lifetime Benefits were designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime payments but eliminate both your Contract Value and death benefit.

The Lifetime Plus Benefit has a higher Lifetime Plus Payment percentage than what was available under the Lifetime Plus 8 Benefit and offered the ability to begin payments before age 65. The Lifetime Plus 8 Benefit offered the maximum potential initial payment but the simple interest increases do not begin until age 60 and you must wait to begin payments until age 65. Lifetime Plus Payments are annual payments that we initially calculate using your “Benefit Base,” your “age band payment percentage,” and whether you select single or joint Lifetime Plus Payments, as described in this appendix. Under both of these benefits we restrict the Investment Options to which you can allocate money under your Contract.

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When you selected your benefit you had to choose either single Lifetime Plus Payments for the lifetime of the sole Covered Person, or joint Lifetime Plus Payments for the lifetime of both joint Covered Persons. For joint Lifetime Plus Payments, the joint Covered Persons must qualify as spouses under federal law. If all Covered Persons die before you request to begin Lifetime Plus Payments, your benefit ends and these payments are not be available to you.

You can begin receiving Lifetime Plus Payments at any time subject to certain restrictions. Once established, your annual maximum Lifetime Plus Payment may increase each year, but it cannot decrease unless you take an excess partial withdrawal (Excess Withdrawal). Payment increases are automatic and are based upon increases in your Contract Value subject to adjustments for Excess Withdrawals. Both of the Lifetime Benefits also include a Cumulative Withdrawal Benefit, which allows you to control the amount of each Lifetime Plus Payment you receive subject to certain restrictions. Each Benefit Year that you take less than the annual maximum Lifetime Plus Payment that you are entitled to, we add the remaining amount to the Cumulative Withdrawal Value. You can take withdrawals from your Cumulative Withdrawal Value at any time. For more information regarding the Cumulative Withdrawal Benefit, please see the “Lifetime Plus Payments – The Cumulative Withdrawal Benefit” discussion later in this appendix.

There are several important points to note about the Lifetime Benefits.

•	None of these benefits create Contract Value or guarantee the performance of any Investment Option.

•
You can remove one of the Lifetime Benefits from your Contract provided that you do so before you exercise it. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove a Lifetime Benefit if you can simultaneously replace it with Investment Protector.

•
Contracts with one of the Lifetime Benefits are subject to restrictions on the Investment Options available for allocations and transfers. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

•
Under the Lifetime Plus Benefit you cannot begin receiving Lifetime Plus Payments if any Covered Person is age 91 or older. Under the Lifetime Plus 8 Benefit, you cannot begin receiving Lifetime Plus Payments if any Covered Person is younger than age 65 or if any Covered Person is age 91 or older. If you do not begin receiving Lifetime Plus Payments during this eligibility period, your benefit ends and you will have incurred higher Contract charges without receiving any advantage from your selected benefit.

NOTE: Joint Lifetime Plus Payments are not available under the Lifetime Plus 8 Benefit if there is more than a 25-year age difference between spouses.

•
Lifetime Plus Payments received before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax.

•
If one Covered Person dies after joint Lifetime Plus Payments have begun, any payment received by the surviving spouse (who is also a Covered Person) after the date of death and before the survivor reaches age 59½, is reported as a premature distribution according to the Code.

•	Once Lifetime Plus Payments begin, you cannot stop them unless you take an Excess Withdrawal of the entire Contract Value or you request a Full Annuitization.

–
If you stop Lifetime Plus Payments and instead take an Excess Withdrawal of the entire Contract Value, the Contract ends and you may receive less money than you would have received had you continued to receive Lifetime Plus Payments. However, the ability to stop Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.

–
If you stop Lifetime Plus Payments and instead request fixed Annuity Payments under a Full Annuitization, the benefit you selected ends and we no longer assess the M&E charge on that portion of the Contract. If you request variable Annuity Payments under a Full Annuitization, the benefit you selected ends and we reduce the M&E charge on that portion of the Contract.

•
If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you receive any increase to your annual maximum Lifetime Plus Payment. Allocations to the Cumulative Withdrawal Value (the difference between the maximum Lifetime Plus Payment that you are entitled to and the actual Lifetime Plus Payment you received) do not earn interest or participate in the performance of your selected Investment Options, and the Cumulative Withdrawal Value is not available to your Beneficiaries* upon death. (See the “Lifetime Plus Payments – Cumulative Withdrawal Benefit” discussion later in this appendix.)

*
However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value is available to your spouse.

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ASSIGNMENT OF A CONTRACT WITH ONE OF THE LIFETIME BENEFITS: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. Exceptions to the removal of a Contract assignment may be made in order to comply with applicable law.

NOTE REGARDING THE FLEXIBLE REBALANCING PROGRAM:  The flexible rebalancing program is not available to you while your selected Lifetime Benefit is in effect. However, if you remove your Lifetime Benefit from your Contract, you are able to participate in the flexible rebalancing program after the rider termination date.

NOTE REGARDING PARTIAL WITHDRAWALS:  You cannot take a partial withdrawal from specific Investment Options if your Contract includes a Lifetime Benefit.

NOTE: A regulator may require us to block your Contract and thereby we may have to refuse to pay any Lifetime Plus Payments or Cumulative Withdrawals until we receive other instructions.

REMOVING ONE OF THE LIFETIME BENEFITS FROM YOUR CONTRACT

You can remove your selected Lifetime Benefit from your Contract at any time before you exercise it. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove a Lifetime Benefit if you can simultaneously replace it with the Investment Protector Benefit (see section 11, Selection of Optional Benefits – Replacing the Optional Benefits). You can request the removal of your selected Lifetime Benefit by completing the appropriate form. We must receive this form within 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We process your request on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center. If you remove one of these benefits from your Contract, we no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we adjust the number of accumulation units so that the Contract Value on the rider termination date remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

Although you cannot remove either of the Lifetime Benefits from your Contract after Lifetime Plus Payments begin, you can end your selected benefit by:

•	taking an Excess Withdrawal of the entire Contract Value, less any withdrawal charge (however, this option is only available if your Contract Value is greater than the Cumulative Withdrawal Value); or

•	requesting Annuity Payments under a Full Annuitization based on the greater of the entire Contract Value or Cumulative Withdrawal Value (if applicable).

NOTE:  If you end your selected Lifetime Benefit by taking an Excess Withdrawal or a Full Annuitization:

•	your Lifetime Plus Payments stop,

•	the Accumulation Phase of the Contract ends,

•	the death benefit ends, and

•	if you request Annuity Payments, all annuitized portions of the Contract end as indicated in section 3, The Annuity Phase.

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WHO IS CONSIDERED A COVERED PERSON(S)?

For single Lifetime Plus Payments and for:

•	solely owned Contracts, the Covered Person is the Owner.

•	Contracts owned by a non-individual, the Covered Person is the Annuitant.

•	jointly owned Contracts, you chose which Owner was to be the Covered Person subject to the maximum age restriction for adding one of the Lifetime Benefits to your Contract (age 80 or younger).

For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
•	Non-Qualified Contracts:

–	spouses must be Joint Owners; or

–	one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or

–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

•	Qualified Contracts:

–	one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or

–
if the Contract is owned by a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary. However, if we require a non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary solely for the purpose of determining the Lifetime Plus Payment.

You cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person if you selected joint Lifetime Plus Payments. You can make this change only once.

Before Lifetime Plus Payments begin, you can request the removal of a joint Covered Person within 30 days before a Contract Anniversary by completing the appropriate form. Once Lifetime Plus Payments have begun, you can request the removal of a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We process your request on the Contract Anniversary* (or Benefit Anniversary,* as applicable) that occurs immediately after we receive your request in Good Order at our Service Center. Because we are no longer offering any of the Lifetime Benefits, if you remove a joint Covered Person from your Contract we reserve the right to declare a new additional M&E charge for your selected benefit. However, we guarantee that any new additional M&E charge is not greater than the maximum additional M&E charge for your selected benefit with single Lifetime Plus Payments that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix. If we change the M&E charge, we adjust the number of accumulation units so that the Contract Value on the anniversary that we process your request remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we do not reduce your Lifetime Plus Payment if you remove a Covered Person from your Contract, but we may increase your payment as follows. We compare your current Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person’s current age and the current Contract Value as of the Benefit Anniversary that we process your removal request (see the age band table in the “Lifetime Plus Payments” discussion later in this appendix). If the payment based on the appropriate percentage for the remaining Covered Person’s current age and Contract Value is greater, we increase your annual maximum Lifetime Plus Payment to this new amount. If you chose to receive the maximum payment, the same increase also applies to the actual Lifetime Plus Payment you receive for the coming year. However, if you chose to receive less than the maximum payment, there is no change to the actual Lifetime Plus Payment you receive for the coming year and we apply the difference between your maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

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NOTE: A person no longer qualifies as a Covered Person and is removed from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required above.

NOTE FOR JOINT LIFETIME PLUS PAYMENTS:  The Covered Persons must continue to qualify as spouses under federal law until your selected Lifetime Benefit ends. Once you declare the Covered Persons, if at any time before your benefit ends you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR NON-SPOUSE JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS:  Before the Benefit Date, your Lifetime Benefit ends with the death of any Owner, and Lifetime Plus Payments also end with the death of any Owner if the Contract Value is positive at the time of death. This means Lifetime Plus Payments may not be available or may end even if the Covered Person is still alive.

IF YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS

•	You can no longer remove your selected Lifetime Benefit from the Contract.

•	Partial Annuitizations are no longer available.

•	You can no longer make additional Purchase Payments to the Contract and the automatic investment plan is no longer available to you.

•
The free withdrawal privilege is no longer available to you. However, Lifetime Plus Payments and Cumulative Withdrawals are not subject to a withdrawal charge and they reduce the Withdrawal Charge Basis.

•
Excess Withdrawals (including a full withdrawal of the Contract Value) which are available while you are receiving Lifetime Plus Payments are subject to a withdrawal charge and reduce the Withdrawal Charge Basis, as set out in section 6, Expenses – Withdrawal Charge.

•
Any Excess Withdrawal reduces your annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Benefit Anniversary after the withdrawal. However, if you take an Excess Withdrawal of your entire remaining Contract Value, or you take an Excess Withdrawal that reduces your Lifetime Plus Payment to below the acceptable minimum, your payments stop and your benefit ends on the Business Day you take the Excess Withdrawal.

•	The systematic withdrawal program and the dollar cost averaging program are no longer available to you.

•	You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:

–	an Owner dies and the spouse continues the Contract, or

–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.

•	The additional M&E charge for the Lifetime Plus Benefit continues until your benefit ends or the Contract Value is zero.

•
If you selected the Lifetime Plus 8 Benefit before January 26, 2009, the additional M&E charge for your benefit decreases as indicated at the beginning of this appendix, and it continues until your benefit ends or the Contract Value is zero.

•	If you selected the Lifetime Plus 8 Benefit from January 26, 2009 until March 31, 2009, the additional M&E charge for your benefit continues until your benefit ends or the Contract Value is zero.

•	If you have the Quarterly Value Death Benefit, the additional M&E charge for the Quarterly Value Death Benefit continues as long as the death benefit value is greater than zero.

•
The Contract Value continues to fluctuate as a result of market performance, and decreases on a dollar for dollar basis with each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal (including any withdrawal charge).

•	Resets of the 5% Annual Increase under the Lifetime Plus Benefit or the 8% Annual Increase under the Lifetime Plus 8 Benefit are no longer available.

•
We no longer calculate the following values and they all end: the Quarterly Anniversary Value under any of the Lifetime Benefits; the 5% Annual Increase under the Lifetime Plus Benefit; and the 8% Annual Increase under the Lifetime Plus 8 Benefit. However, if you selected the Quarterly Value Death Benefit, we continue to calculate the Quarterly Anniversary Value available under that benefit.

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•
We may apply an annual payment increase to your annual maximum Lifetime Plus Payment on every Benefit Anniversary after Lifetime Plus Payments have begun and before the older Covered Person’s 91st birthday. If we increase your annual maximum Lifetime Plus Payment, we reserve the right to change the additional M&E charge for your selected benefit and payment type (single life or joint life) as of the next fifth Benefit Anniversary, subject to the maximum additional M&E charge. This change takes effect 60 days after that fifth Benefit Anniversary if we increased your Lifetime Plus Payment on that Benefit Anniversary or any of the previous four Benefit Anniversaries.

•
Once Lifetime Plus Payments begin, you cannot stop them unless you take an Excess Withdrawal of the entire Contract Value or you request a Full Annuitization. However, stopping Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.

NOTE REGARDING THE DEATH BENEFITS: If you begin receiving Lifetime Plus Payments, then, on and after the Benefit Date:

•
the death benefit that is equal to your Contract Value continues to fluctuate with market performance but decreases on a dollar for dollar basis with each Lifetime Plus Payment we make and any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge);

•
the Traditional Death Benefit value under the Traditional Death Benefit no longer increases because you can no longer make additional Purchase Payments; and each Lifetime Plus Payment, Cumulative Withdrawal, and any Excess Withdrawal reduces the Traditional Death Benefit value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge); and

•
the Quarterly Anniversary Value under the Quarterly Value Death Benefit (if applicable) decreases proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal.

LIFETIME PLUS PAYMENTS

To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date is at least 15 calendar days after your request has been received in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Date in order for Lifetime Plus Payments to begin. Under the Lifetime Plus Benefit the first available Benefit Date you can select is the one that occurs after the Issue Date. Under the Lifetime Plus 8 Benefit the first available Benefit Date you can select is the one that occurs after the younger Covered Person’s 65th birthday. Under both benefits, the last available Benefit Date you can select is the one that occurs before the older Covered Person’s 91st birthday. Therefore, under the Lifetime Plus 8 Benefit joint Lifetime Plus Payments are never available if there is more than a 25-year age difference between spouses. If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person’s 91st birthday, we send you written notice that the benefit is about to end. If the benefit ends before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any explicit advantage from selecting it.

NOTE: If you added one of the Lifetime Benefits to your Contract when the older Covered Person was age 80, then we extend the latest available Benefit Date by 30 calendar days in order to allow you to receive the maximum benefit from the 5% Annual Increase or 8% Annual Increase (as applicable). The Benefit Date must occur on either the 1st or the 15th of a calendar month.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. Each Lifetime Plus Payment amount equals the annual actual Lifetime Plus Payment divided by the number of payments we make during the Benefit Year. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we make payment to you on the next Business Day.

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If you exercise one of the Lifetime Benefits, we begin making Lifetime Plus Payments as of the Benefit Date. Under the Lifetime Plus Benefit on the Benefit Date, the initial payment is equal to the Benefit Base (for more information, see “The Benefit Base” discussion later in this appendix) multiplied by the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:

Single Lifetime Plus Payments – age band of the Covered Person	Annual maximum Lifetime Plus Payment percentage
55 to 59	4%
60 to 69	5%
70 to 79	6%
80 or older	7%

Joint Lifetime Plus Payments – age band of the younger Covered Person	Annual maximum Lifetime Plus Payment percentage
60 to 69	5%
70 to 74	5.5%
75 to 79	6%
80 or older	7%
Under the Lifetime Plus 8 Benefit, on the Benefit Date, the initial payment is equal to the Benefit Base multiplied by the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:

Age band of the Covered Person (or younger of the Covered Persons for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
65 to 79	5%
80 or older	6%
Future Lifetime Plus Payments only decrease if you take an Excess Withdrawal, and they may increase if there are any gains in the Contract Value or when the payment percentage increases based on the age of the Covered Person (for more information see “Automatic Annual Payment Increases to the Lifetime Plus Payments” next in this appendix). However, if you take less than the annual maximum Lifetime Plus Payment that you are entitled to in a Benefit Year, you could reduce the chance that you receive an annual increase to your Lifetime Plus Payment.

An Excess Withdrawal reduces your annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn on the next Benefit Anniversary after the withdrawal. Taking Excess Withdrawals may cause Lifetime Plus Payments to stop, and your benefit to end.

The annual maximum Lifetime Plus Payment percentage for each age band that is listed in the tables above was set on the rider effective date and does not change during the life of the benefit.

The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments are not available to you and we contact you to discuss alternate arrangements.

If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value, Lifetime Plus Payments stop, and your benefit ends.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero. On and after the date that your Contract Value is reduced to zero, you receive the maximum Lifetime Plus Payment you are entitled to at the same frequency you were receiving payments before your Contract Value was reduced to zero.

You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we change the payment frequency on the Benefit Anniversary and the change remains in effect until the benefit ends or you request another change.

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For Qualified Contracts, if we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we do one of the following.

•
If you receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year is equal to the remaining required minimum distribution divided by the number of payments remaining. However, if this increase causes your actual Lifetime Plus Payment to be greater than the maximum payment, we deduct the extra from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

•
If you do not receive any more payments before the end of the calendar year, we instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution and we deduct this payment from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

We deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) proportionately from the Investment Options. We continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options – Transfers, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this appendix).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment before the Contract Value is reduced to zero and is taxed as a withdrawal and all subsequent Lifetime Plus Payments are taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments continue as follows.

•	For single Lifetime Plus Payments where the Contract is solely owned or owned by a non-individual, Lifetime Plus Payments continue until the death of the Covered Person.

•	For single Lifetime Plus Payments where the Contract is jointly owned and the Joint Owners are not spouses, Lifetime Plus Payments continue until the death of the Covered Person.

•
For single Lifetime Plus Payments where the Contract is jointly owned by spouses, Lifetime Plus Payments continue until the death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse is the Covered Person and elects to continue the Contract, Lifetime Plus Payments continue at 100% of the amount that we were paying when both Owners were alive until the death of the Covered Person.

•
For joint Lifetime Plus Payments, Lifetime Plus Payments continue until the deaths of both Covered Persons. Upon the death of an Owner (or the Annuitant if the Contract is owned by a non-individual) who was also a Covered Person, if the surviving spouse continues the Contract, joint Lifetime Plus Payments continue at 100% of the amount that we were paying when both Covered Persons were alive, or higher if applicable. However, if the surviving spouse elects to receive payout of the death benefit, then Lifetime Plus Payments stop.

NOTE: You are required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero. On the maximum permitted Income Date, if your Contract Value is greater than zero, we base Annuity Payments on your Contract Value if it includes a Lifetime Benefit but Lifetime Plus Payments have not begun. If you have not selected an Annuity Option we make payments under the default option described in section 3, The Annuity Phase. However, if your Contract Value is greater than zero and your Contract includes a Lifetime Benefit and Lifetime Plus Payments have begun, we base Annuity Payments on the greater of the Contract Value or Cumulative Withdrawal Value. In addition, if you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, you instead receive the greater of the following. However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply.

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For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then the fixed Annuity Payments equal the greatest of:

•	annual fixed Annuity Payments under Annuity Option 1 based on the greater of the Contract Value or Cumulative Withdrawal Value; or

•     the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then the fixed Annuity Payments equal the greatest of:

•	annual fixed Annuity Payments under Annuity Option 3 based on the greater of the Contract Value or Cumulative Withdrawal Value; or

•     the current annual maximum Lifetime Plus Payment available to you.

In addition, if on the maximum permitted Income Date the current annual maximum Lifetime Plus Payment is greater than the annual fixed Annuity Payment based on the Contract Value, we send you any remaining Cumulative Withdrawal Value.

The Cumulative Withdrawal Benefit

The Cumulative Withdrawal Benefit was automatically part of the Lifetime Plus Benefit and the Lifetime Plus 8 Benefit. There is no additional fee or charge for the Cumulative Withdrawal Benefit.

The Cumulative Withdrawal Benefit allows you to control the amount of Lifetime Plus Payment you receive before your Contract Value is reduced to zero. You can change the amount of your actual Lifetime Plus Payment for the following Benefit Year by sending us notice. However, after your Contract Value is reduced to zero you are required to take the maximum payment. You must provide notice of any requested change to your actual Lifetime Plus Payment amount to our Service Center at least 30 days before the Benefit Date or Benefit Anniversary (as applicable). If the change is available, we change your actual Lifetime Plus Payment to your requested amount on the Benefit Date or Benefit Anniversary (as applicable) and the change remains in effect until you request another change or until your Contract Value is reduced to zero.

The Cumulative Withdrawal Value is the amount of all annual maximum Lifetime Plus Payments that you did not take. The Cumulative Withdrawal Value does not earn interest and it does not increase or decrease due to the performance of your selected Investment Options. It only increases when you take less than your annual maximum Lifetime Plus Payment and it only decreases when you take a Cumulative Withdrawal. The Cumulative Withdrawal Value remains in your Contract Value and in your death benefit value and does not reduce either value until it is withdrawn as a Cumulative Withdrawal. Your Contract Value also continues to fluctuate with the performance of your selected Investment Options. The Cumulative Withdrawal Benefit is not available to your Beneficiaries* upon death. If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you receive any increase to your annual maximum Lifetime Plus Payment. (For more information, see the “Automatic Annual Payment Increases to the Lifetime Plus Payments” discussion that appears next in this appendix.)

*
However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value is available to your spouse.

You can take withdrawals from your Cumulative Withdrawal Value at any time. Any portion of a withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal, and any portion of a withdrawal that is greater than your Cumulative Withdrawal Value is an Excess Withdrawal. Each Cumulative Withdrawal must be at least $100, or your entire Cumulative Withdrawal Value.

Cumulative Withdrawals are not subject to a withdrawal charge. However, each Cumulative Withdrawal reduces your Contract Value, Withdrawal Charge Basis and Cumulative Withdrawal Value on a dollar for dollar basis, and reduces the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn.

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If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal:

•	we send you any remaining Cumulative Withdrawal Value,

•	your Cumulative Withdrawal Benefit ends,

•	you receive your maximum Lifetime Plus Payment (actual Lifetime Plus Payments are not available after the Contract Value is reduced to zero) at the payment frequency you previously selected, and

•	your Lifetime Plus Payments continue, as indicated in the “When a Lifetime Benefit Ends” discussion that appears later in this appendix.

However, if your Contract Value is reduced to zero because of an Excess Withdrawal, your Cumulative Withdrawal Benefit and your selected benefit ends.

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS

On each Benefit Anniversary after the Benefit Date, and before the older Covered Person’s 91st birthday, we may increase your Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.

If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or Cumulative Withdrawals), you automatically receive an increase to next year’s annual maximum Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment increases by 5%.

In addition, you are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) multiplied by the Contract Value on the current Benefit Anniversary results in a higher annual maximum Lifetime Plus Payment. In this case, we increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

If your annual actual Lifetime Plus Payment is less than the annual maximum you are entitled to, an automatic annual increase to your annual maximum Lifetime Plus Payment may not increase the actual Lifetime Plus Payment you receive. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase increases the dollar amount of your actual Lifetime Plus Payment, but does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage remains at 80%, but you now receive an annual actual Lifetime Plus of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: Automatic annual payment increases to the Lifetime Plus Payments are no longer available after the older Covered Person’s 91st birthday, and on or after the Business Day your Contract Value is reduced to zero.

Because we are no longer offering any of the Lifetime Benefits, if you receive an annual payment increase to your annual maximum Lifetime Plus Payment on the current Benefit Anniversary or any of the previous four Benefit Anniversaries we reserve the right to declare a new additional M&E charge for your selected benefit and payment type (single life or joint life) on the next fifth Benefit Anniversary (for example, on the fifth, tenth and fifteenth Benefit Anniversaries). However, we guarantee that any new additional M&E charge is not greater than the maximum additional M&E charge for your selected benefit and payment type (single life or joint life) that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix.

If you have not received an increase to your Lifetime Plus Payment on any of these five Benefit Anniversaries, we do not change the additional M&E charge for your selected benefit.

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We make any change to the M&E charge as of the 60th day after the current fifth Benefit Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we adjust the number of accumulation units so that the Contract Value on the 60th day remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

If this change reduces the additional M&E charge for your benefit, then we make the change and send you a confirmation letter.

If this change increases the additional M&E charge for your benefit, we send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you no longer receive future annual payment increases to your annual maximum Lifetime Plus Payment, but you keep the most recent annual payment increase. Also, your annual maximum Lifetime Plus Payment is equal to the annual amount that we established on the current fifth Benefit Anniversary, and it remains fixed at this level until your benefit ends, unless you take an Excess Withdrawal. If you do not notify us of your intention to decline the increase to the additional M&E charge for your benefit during the 30-day notice period, we assume you accept the increase and we make the change. If you accept an increase to the additional M&E charge associated with your benefit, then you continue to be eligible to receive future annual payment increases.

THE BENEFIT BASE

We base the initial annual maximum Lifetime Plus Payment on the Benefit Base and the age band payment percentage of the Covered Person(s). You can access the Benefit Base only by taking Lifetime Plus Payments.

On the date you begin receiving Lifetime Plus Payments (the Benefit Date), the Benefit Base is equal to the greatest of:

•	the Contract Value,

•	the Quarterly Anniversary Value,

•	for the Lifetime Plus Benefit, the 5% Annual Increase, or

•	for the Lifetime Plus 8 Benefit, the 8% Annual Increase.

NOTE:  The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you receive.

Beginning on the Benefit Date, your Lifetime Plus Payment only increases through the automatic annual payment increase feature (which is only available before the older Covered Person’s 91st birthday).

NOTE:  Under the Lifetime Plus Benefit or Lifetime Plus 8 Benefit, we no longer calculate the Quarterly Anniversary Value, the 5% Annual Increase or the 8% Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday or the Benefit Date. If you have not begun receiving Lifetime Plus Payments as of the older Covered Person’s 91st birthday, these values end and your benefit is no longer available to you. However, if you selected the Quarterly Value Death Benefit, we continue to calculate the Quarterly Anniversary Value under that benefit.

NOTE FOR CONTRACTS WITH THE BONUS OPTION:  Bonus amounts are not included in the portions of the Quarterly Anniversary Value, the 5% Annual Increase or the 8% Annual Increase that are based on Purchase Payments.

THE QUARTERLY ANNIVERSARY VALUE

We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person’s 91st birthday or the Benefit Date on which Lifetime Plus Payments begin. We no longer calculate the Quarterly Anniversary Value beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization. If you have not begun receiving Lifetime Plus Payments before the older Covered Person’s 91st birthday or before the date you take a Full Annuitization, the Quarterly Anniversary Value ends and Lifetime Plus Payments are no longer available to you.

If the rider effective date was the Issue Date, the Quarterly Anniversary Value on the Issue Date was equal to the Purchase Payment received on the Issue Date. If the rider effective date occurred after the Issue Date, the Quarterly Anniversary Value on the rider effective date was equal to the Contract Value on that date.

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On each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary, we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day after we do the following calculation. On each Quarterly Anniversary, the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

Any withdrawals taken before the Benefit Date and/or amounts applied to Partial Annuitizations may reduce the Quarterly Anniversary Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

CALCULATING THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT

We only calculate the 5% Annual Increase during the Accumulation Phase and before the older Covered Person’s 91st birthday or before the Benefit Date on which you begin receiving Lifetime Plus Payments. We no longer calculate the 5% Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization. If you have not exercised the Lifetime Plus Benefit before the older Covered Person’s 91st birthday or before the date you take a Full Annuitization, the 5% Annual Increase ends and the Lifetime Plus Benefit is no longer available to you.

If you selected the Lifetime Plus Benefit at issue and there are no resets to the 5% Annual Increase, then the 5% Annual Increase on the Issue Date was the Purchase Payment received on the Issue Date.

On each Business Day after the Issue Date, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the Issue Date, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary of the Issue Date, the 5% Annual Increase is equal to the following.

a + (0.05 x b)

where:

a = The 5% Annual Increase as of the immediately preceding Business Day.

b = Total Purchase Payments* received within 90 days of the Issue Date.

On the second and later Contract Anniversaries of the Issue Date, the 5% Annual Increase is equal to the following.

c + (0.05 x d)

where:

c = The 5% Annual Increase as of the immediately preceding Business Day.

d = Total Purchase Payments* received more than one year ago and at most 11 years ago. Because the Lifetime Plus Benefit was selected at issue and there was no reset of the 5% Annual Increase on the 11th Contract Anniversary, we exclude Purchase Payments received within 90 days of the Issue Date.

*
We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

If you select the Lifetime Plus Benefit after issue or there is a reset to the 5% Annual Increase, then the 5% Annual Increase on the rider effective date or reset anniversary is equal to the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day after the rider effective date or reset anniversary, as applicable, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

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On each Contract Anniversary after the rider effective date or reset anniversary, as applicable, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.

a + (0.05 x b)

where:

a = The 5% Annual Increase as of the immediately preceding Business Day.

b = The Contract Value* as of the rider effective date or reset anniversary, as applicable.

On the second and later Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.

c + (0.05 x d)

where:

c = The 5% Annual Increase as of the immediately preceding Business Day.

d = The Contract Value* as of the rider effective date or reset anniversary, as applicable, plus total Purchase Payments received more than one year ago and at most 11 years ago, but after the rider effective date or reset anniversary. We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

*
We reduce the Contract Value as of the rider effective date or reset anniversary by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since the rider effective date or reset anniversary.

RESETTING THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT

Before the older Covered Person’s 81st birthday and before you exercise the Lifetime Plus Benefit, we automatically reset the 5% Annual Increase to equal the Contract Value if that amount is greater than the 5% Annual Increase on the Contract Anniversary. If we automatically reset the 5% Annual Increase, we may change the additional M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). Because we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit.

If this change reduces the additional M&E charge for the Lifetime Plus Benefit, then we make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus Benefit, we send you written notice of the intended increase and provide you at least a 30-day notice period to accept the higher additional M&E charge or opt out of future automatic resets. If you accept the higher additional M&E charge, then we increase the charge 60 days after the reset anniversary, or the next Business Day if the 60th day is not a Business Day.

If instead you “opt out” of future automatic resets, we do not increase the additional M&E charge and you no longer receive any automatic resets, but you keep the most recent automatic reset you received. However, if you opt out of the automatic resets before the older Covered Person’s 81st birthday and before the Benefit Date, you are still able to request a manual reset. You can request a manual reset within 30 days following a Contract Anniversary by completing the appropriate form. We process your manual reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in Good Order at our Service Center. If the reset anniversary does not fall on a Business Day, we process your request on the next Business Day. When we process your manual reset request, we change the 5% Annual Increase to equal the Contract Value as of the reset anniversary.

If you request a manual reset of the 5% Annual Increase, we also change the M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). Because we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit. We change the additional M&E charge on the 30th day following the reset anniversary, or the next Business Day if the 30th day is not a Business Day.

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If there is a reset to the 5% Annual Increase, we guarantee that the new additional M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life) you selected is not greater than the maximum additional M&E charge that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix.

If we change the additional M&E charge, we adjust the number of accumulation units so that the Contract Value on the day that we increase the charge remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

NOTE: You cannot request a reset:

•	if the Contract Value is less than the 5% Annual Increase,

•	on or after the older Covered Person’s 81st birthday,

•	on or after the Benefit Date that you exercise the Lifetime Plus Benefit, or

•	on or after the Income Date that you take a Full Annuitization.

CALCULATING THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT

We only calculate the 8% Annual Increase during the Accumulation Phase and before the older Covered Person’s 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. We no longer calculate the 8% Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization. If you have not begun receiving Lifetime Plus Payments before the older Covered Person’s 91st birthday or before the date you take a Full Annuitization, the 8% Annual Increase ends and Lifetime Plus Payments are no longer available to you.

We only apply the simple interest to the 8% Annual Increase on each Quarterly Anniversary during the Increase Period. The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date. The Increase Start Date is the Contract Anniversary that occurs on or immediately after the sole Covered Person’s 60th birthday, or the younger joint Covered Person’s 65th birthday. However, if on the Issue Date the sole Covered Person was age 60 or older, or the younger joint Covered Person was age 65 or older, the Increase Start Date is the Issue Date. The Increase Period ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or on the Benefit Date. In addition, during the entire period that we calculate the 8% Annual Increase we also automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on the Quarterly Anniversary. Quarterly Anniversary resets occur during the entire period that we calculate the 8% Annual Increase and not just during the Increase Period.

If you selected the Lifetime Plus 8 Benefit at issue, both the 8% Annual Increase and the increase base on the Issue Date were equal to the Purchase Payment received on the Issue Date. If you selected the Lifetime Plus 8 Benefit after issue, both the 8% Annual Increase and the increase base on the rider effective date were equal to the Contract Value as of the rider effective date.

On each Business Day, we increase both the 8% Annual Increase and the increase base by the amount of any additional Purchase Payments received that day, and we reduce both the 8% Annual Increase and the increase base proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary before the Increase Period, we process any increase or decrease to the 8% Annual Increase and the increase base due to a Purchase Payment received on the Quarterly Anniversary, or a Partial Annuitization or withdrawal taken on the Quarterly Anniversary after we apply any automatic reset. We automatically reset the 8% Annual Increase and the increase base to equal the Contract Value if the Contract Value on the Quarterly Anniversary is greater than the 8% Annual Increase.

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On each Quarterly Anniversary during the Increase Period the 8% Annual Increase is equal to the following:

a + 0.02 x (b – c)

Where:

a =	The 8% Annual Increase as of the immediately preceding Business Day;

b =	The increase base as of the immediately preceding Business Day; and

c =
Purchase Payments* received on or after the previous Quarterly Anniversary. However, if you selected the Lifetime Plus 8 Benefit at issue and the Increase Start Date is the Issue Date, then on the first Quarterly Anniversary only, we exclude any Purchase Payments received before the first Quarterly Anniversary.

*
We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

We then compare the 8% Annual Increase to the current Contract Value on the Quarterly Anniversary. If the Contract Value is greater than the 8% Annual Increase, we automatically reset both the 8% Annual Increase and the increase base to equal the Contract Value.

AUTOMATIC RESETS OF THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT

Before the older Covered Person’s 91st birthday and before the Benefit Date, we automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on any of the first and later Quarterly Anniversaries after the rider effective date.

If we reset the 8% Annual Increase at any time during the Contract Year, we may change the additional M&E charge for the Lifetime Plus 8 Benefit on the next Contract Anniversary. Because we are no longer offering the Lifetime Plus 8 Benefit, we reserve the right to declare a new additional M&E charge for the benefit. However, we guarantee that any new additional M&E charge is not greater than the maximum additional M&E charge for the Lifetime Plus 8 Benefit and your selected payment type (single life or joint life) that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix.

During the period that we calculate the 8% Annual Increase, we do not change the additional M&E charge for the Lifetime Plus 8 Benefit on a Contract Anniversary if you have not received a reset during the previous Contract Year. We make any change to the additional M&E charge for the Lifetime Plus 8 Benefit as of the 60th day after the Contract Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we adjust the number of accumulation units so that the Contract Value on the 60th day remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

If this change reduces the additional M&E charge for the Lifetime Plus 8 Benefit, then we make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus 8 Benefit, we send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you no longer receive automatic resets to the 8% Annual Increase, but you keep all previous resets. If you do not notify us of your intention to decline the increase to the additional M&E charge for the Lifetime Plus 8 Benefit during the 30-day notice period, we assume you have accepted the increase and we make the change. If you do not decline the increase to the additional M&E charge associated with the Lifetime Plus 8 Benefit, then you continue to be eligible to receive future resets.

NOTE:  You must specifically “opt out” of future automatic resets of the 8% Annual Increase at a higher additional M&E charge otherwise we assess the higher additional M&E charge.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

NOTE REGARDING TRANSFERS FOR CONTRACTS WITH A LIFETIME BENEFIT: We do not count any transfers made under the quarterly rebalancing program for the Lifetime Benefits against any free transfers we allow. We also waive the required minimum transfer amount for transfer made under the quarterly rebalancing program for one of the Lifetime Benefits.

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These restrictions apply only to Contracts with one of the Lifetime Benefits while the benefit is in effect. Your Investment Option allocation instructions must always comply with these restrictions. When you selected one of these benefits, you consented to have us rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

If you selected one of the Lifetime Benefits from January 26, 2009 until March 31, 2009: We require that you have 100% of your total Contract Value in the Group C Investment Options, and we do not permit you to have any of your Contract Value in the Group A or Group B Investment Options.

If you selected one of the Lifetime Benefits before January 26, 2009:  We restrict your selection of certain Investment Options and the percentage of Contract Value that you can have in certain Investment Options as follows. We only allow you to make allocations and transfers to and from the Group A and Group B Investment Options as long as you do not exceed these limitations.

•	You cannot have more than 25% of your total Contract Value in the Group A Investment Options.

•	You cannot have more than 70% of your total Contract Value in both Group A and Group B Investment Options.

•	We do not limit the amount of Contract Value that you can have in the Group C Investment Options.

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Group A Investment Options(1)
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

(1)For any Lifetime Benefit added to your Contract before January 26, 2009, the following funds are included in the Group C Investment Options and are not included in the Group A Investment Options: AZL Fusion Growth Fund, Franklin Income Securities Fund, and Franklin Templeton VIP Founding Funds Allocation Fund.

Group B Investment Options
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund

AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
Templeton Growth Securities Fund

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund

BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

These Investment Option allocation and transfer restrictions end when your benefit ends.

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In addition, on each Quarterly Anniversary we automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. The rebalancing occurs at the end of the last Business Day before the Quarterly Anniversary, so that it is in effect on the Quarterly Anniversary. However, if you are participating in the DCA program, quarterly rebalancing transfers do not move Contract Value into or out of the DCA Money Market Account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Group A or Group B. Transfers of Contract Value between the Investment Options do not change the allocation instructions for any future Purchase Payments and do not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the restrictions for your selected benefit or we reject your change.

We do not recategorize the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. We secure all necessary SEC and other governmental approvals before removing an Investment Option. If we do, we provide written notice regarding additions or deletions to the Investment Option groups.

NOTE REGARDING THE MINIMUM TRANSFER AMOUNT:  We waive the $1,000 minimum transfer amount for transfers made under the allocation and transfer restrictions for the Lifetime Benefits.

TAXATION OF LIFETIME PLUS PAYMENTS

Lifetime Plus Payments that you receive before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment is most likely subject to ordinary income tax. In addition, if any Owner is younger than age 59½, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.

WHEN A LIFETIME BENEFIT ENDS

Before the Benefit Date, your benefit ends upon the earliest of the following.

•	The Business Day we process your request to remove your selected Lifetime Plus Benefit from the Contract (the rider termination date).

•
For single Lifetime Plus Payments where the Contract is jointly owned by non-spouses, upon the death of any Joint Owner, the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. This means your Lifetime Benefit may end even if the sole Covered Person is still alive.

•	The date of death of all Covered Persons.

•	The older Covered Person’s 91st birthday.

•
The Business Day before the Income Date that you take a Full Annuitization, including a required Full Annuitization on the maximum permitted Income Date. For more information, see section 3, The Annuity Phase.

•	The Business Day we process your request for a full withdrawal.

•	When the Contract ends.

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On and after the Benefit Date that you begin receiving Lifetime Plus Payments, your benefit ends upon the earliest of the following.

•
The Business Day you take an Excess Withdrawal of the entire Contract Value. If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.

•	For single Lifetime Plus Payments when the Contract is jointly owned and the Joint Owners are not spouses, the date of death of any Joint Owner.

•
For single Lifetime Plus Payments when the Contract is jointly owned by spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse who is also the Covered Person continues the Contract, your benefit ends on the date of death of the Covered Person.

•
For joint Lifetime Plus Payments, the date of death of both Covered Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive payout of the death benefit instead of continuing the Contract, then Lifetime Plus Payments stop and your benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option. Also, if joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and the Lifetime Benefit ends as of this date of death.

•	When the Contract ends.

APPENDIX F – THE QUARTERLY VALUE DEATH BENEFIT

The Quarterly Value Death Benefit was available from August 31, 2007 through March 7, 2010. This benefit has an additional M&E charge of 0.30% that we assess during the Accumulation Phase and that charge cannot change. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the accumulation unit value during the Accumulation Phase and the annuity unit value during the Annuity Phase. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge. We assess the additional M&E charge for the Quarterly Value Death Benefit during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. You cannot cancel the Quarterly Value Death Benefit.

Under the Quarterly Value Death Benefit, the amount of the death benefit is the greater of 1 or 2, determined as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death* and an election of the death benefit payment option.

1.	The Contract Value. If your Contract includes Investment Protector or Income Protector, we deduct the final rider charge from the Contract Value before making this determination.

2.	The Quarterly Anniversary Value.

*	Please see section 10, Death Benefit for details on what we consider to be due proof of death.

The Quarterly Value Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.

•	When the Contract ends.

NOTE FOR CONTRACTS WITH THE BONUS OPTION:  Bonus amounts are included in the calculation of the portion of the death benefit that is based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of the death benefit that is based on Purchase Payments.

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NOTE FOR CONTRACTS WITH INCOME PROTECTOR: On the Benefit Date that you begin receiving Lifetime Plus Payments and until the rider termination date:

•
the Quarterly Anniversary Value under the Quarterly Anniversary Value Death Benefit decreases proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge), for each Lifetime Plus Payment and Excess Withdrawal;

•
the death benefit that is equal to your Contract Value continues to fluctuate with market performance but decreases on a dollar for dollar basis with each Lifetime Plus Payment we make and any Excess Withdrawal you take (including any withdrawal charge), and the deduction of the rider charge; and

•	the additional M&E charge associated with the Quarterly Value Death Benefit continues as long as the Quarterly Anniversary Value is greater than zero.

Calculating the Quarterly Anniversary Value under the Quarterly Value Death Benefit

The Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

At the end of each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals include Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for a transfer fee or the contract maintenance or rider charge.

On each Quarterly Anniversary before the end date, the Quarterly Anniversary Value is equal to the greater of its value on the previous Business Day, or the Contract Value at the end of the previous Business Day.

The end date occurs on the earliest of:

•	the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual); or

•	the end of the Business Day during which we first receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option.

If the end date occurs due to age, we continue to calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary until we receive the required death information. If the end date occurs because of death and there are multiple Beneficiaries, the Quarterly Anniversary Value will not change once we receive the required information from any one Beneficiary.

Any withdrawals (including Lifetime Plus Payments and any Excess Withdrawals) and/or Partial Annuitizations may reduce the Quarterly Anniversary Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

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APPENDIX G – PREVIOUS VERSIONS OF INVESTMENT PROTECTOR AND INCOME PROTECTOR

INVESTMENT PROTECTOR

Investment Protector (08.09) was available from July 22, 2009 through April 30, 2010. If your Contract includes Investment Protector (08.09), your current rider charge is 0.80% of the Target Value and the guarantee percentage we use to calculate the Target Value is 95%. The Investment Option Groups are as follows:

TABLE 1: Investment Option Groups for Investment Protector
Group A Investment Options
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

Group B Investment Options
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL S&P 500 Index Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund

AZL MFS Investors Trust Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
Templeton Growth Securities Fund

Group X Investment Options	Group Y Investment Options
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio

AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

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INCOME PROTECTOR

Income Protector (08.09) was available from July 22, 2009 through April 30, 2010. If your Contract includes Income Protector (08.09), your current rider charge is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments. The Annual Maximum Lifetime Plus Payment Table for Income Protector (08.09) is as follows:

Annual Maximum Lifetime Plus Payment Table for Income Protector (08.09)
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
65 - 79	4.5%
80+	5.5%

The exercise age for Income Protector (08.09) is age 65. The number of guarantee years is 20 and the annual increase percentage is 8%. The Investment Option restriction is 100% to Group C for Income Protector (08.09) and the Investment Options available under Group C are as follows:

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund

BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

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FOR SERVICE OR MORE INFORMATION

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your Financial Professional. Illustrations demonstrate how your Contract Value, cash surrender value and death benefits change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:

Public Reference Section of the Commission

100 F Street, NE

Washington, DC 20549

You can contact us at:

Allianz Life Insurance Company of New York

One Chase Manhattan Plaza, 37th Floor

New York, NY 10005-1423

(800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service Center:

Allianz Life Insurance Company of New York

P.O. Box 561

Minneapolis, MN 55440-0561

(800) 624-0197

If you are sending an application and/or a check to purchase a new Contract, you should send the materials to the address listed on your application. Applications and Purchase Payments you send to our home office address will be forwarded to the address listed on your application, which may delay processing of your application.

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VERSION 2

THE ALLIANZ VISIONSM NEW YORK VARIABLE ANNUITY CONTRACT
ISSUED BY
ALLIANZ LIFE® OF NY VARIABLE ACCOUNT C AND
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our).

The Base Contract offers you, the Owner, standard features including: a seven-year withdrawal charge period, multiple variable investment options (Investment Options) and annuitization options (Annuity Options), a free withdrawal privilege, and a death benefit (Traditional Death Benefit). The Contract also offers optional benefits, for an additional charge:

Bonus Option provides a 6% bonus on your money (Purchase Payments). Bonus annuity contracts generally have higher charges than contracts without a bonus and therefore, the charges may be greater than the bonus.

Short Withdrawal Charge Option shortens the withdrawal charge period to four years.

No Withdrawal Charge Option eliminates the year withdrawal charge.

Maximum Anniversary Death Benefit locks in any annual investment gains (Maximum Anniversary Value) to provide a potentially increased death benefit.

Income Protector provides guaranteed lifetime income payments (Lifetime Plus Payments) with continued access to both your investment value (Contract Value) and death benefit for a period of time.

Investment Protector provides a level of future protection for your principal and any annual investment gains (Target Value), assuming you hold the Contract for the required period.

Investment Plus provides:
•	guaranteed lifetime income payments (Lifetime Income Payments, similar to Lifetime Plus Payments) with continued access to both Contract Value and a death benefit for a period of time, and/or

•
before Lifetime Income Payments begin, a level of future protection for your principal and any quarterly investment gains, assuming you hold the Contract for the required period (Protected Investment Value, similar to Target Value).

Income Protector, Investment Protector and Investment Plus are subject to certain date and/or age restrictions for adding and exercising the benefits. For optional benefit availability, see section 11, Selection of Optional Benefits and check with your Financial Professional, the person who provided you purchase advice regarding this Contract.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI’s table of contents appears before the Privacy and Security Statement in this prospectus. The prospectus, SAI and other Contract information is available on the EDGAR database on the SEC’s website (http://www.sec.gov).

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated: April 29, 2011

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Optional Benefits That Are No Longer Available

The appendices to this prospectus include information on the features and charges for the following optional benefits that are no longer offered for sale.

Appendix	Benefit No Longer Offered for Sale	Available From	Available Through
D	Target Date Retirement Benefit Target Date 10 Benefit	August 31, 2007 January 26, 2009	January 25, 2009 March 31, 2009
E	Lifetime Plus Benefit Lifetime Plus 8 Benefit	August 31, 2007 August 7, 2008	March 31, 2009 March 31, 2009
F	Quarterly Value Death Benefit	August 31, 2007	March 7, 2010
G	Investment Protector (08.09) and Income Protector (08.09)	July 22, 2009	April 30, 2010
These are the available Investment Options. If you select Income Protector, Investment Protector, or Investment Plus, we restrict your Investment Option selection and allocations, and rebalance your Contract Value quarterly. See section 11.a, Income Protector, section 11.b, Investment Protector and section 11.c, Investment Plus. Currently, all of the Investment Options are available under Investment Protector, but only the Investment Options indicated by the * below are available under Income Protector and Investment Plus.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS	FRANKLIN TEMPLETON (continued)
AZL Balanced Index StrategySM Fund*	Franklin Templeton VIP Founding Funds Allocation Fund
AZL FusionSM Balanced Fund*	Franklin U.S. Government Fund*
AZL FusionSM Conservative Fund*	Mutual Global Discovery Securities Fund
AZL FusionSM Growth Fund	Mutual Shares Securities Fund
AZL FusionSM Moderate Fund*	Templeton Global Bond Securities Fund*
AZL Growth Index StrategySM Fund*	Templeton Growth Securities Fund

ALLIANZ GLOBAL INVESTORS CAPITAL	GATEWAY
AZL® Allianz AGIC Opportunity Fund	AZL® Gateway Fund*

BLACKROCK	INVESCO
AZL® BlackRock Capital Appreciation Fund	AZL® Invesco International Equity Fund
AZL® International Index Fund	AZL® Van Kampen Equity and Income Fund*
AZL® Mid Cap Index Fund	AZL® Van Kampen Growth and Income Fund
AZL® Money Market Fund*
AZL® S&P 500 Index Fund	J.P. MORGAN
AZL® Small Cap Stock Index Fund	AZL® JPMorgan U.S. Equity Fund
BlackRock Global Allocation V.I. Fund*
MFS
COLUMBIA	AZL® MFS Investors Trust Fund
AZL® Columbia Mid Cap Value Fund
AZL® Columbia Small Cap Value Fund	MORGAN STANLEY
AZL® Morgan Stanley Global Real Estate Fund
DAVIS	AZL® Morgan Stanley International Equity Fund
AZL® Davis NY Venture Fund	AZL® Morgan Stanley Mid Cap Growth Fund
Davis VA Financial Portfolio
PIMCO
DREYFUS	PIMCO EqS Pathfinder Portfolio
AZL® Dreyfus Equity Growth Fund	PIMCO VIT All Asset Portfolio*
PIMCO VIT CommodityRealReturn® Strategy Portfolio
EATON VANCE	PIMCO VIT Emerging Markets Bond Portfolio*
AZL® Eaton Vance Large Cap Value Fund	PIMCO VIT Global Bond Portfolio (Unhedged)*
PIMCO VIT Global Multi-Asset Portfolio*
FIDELITY	PIMCO VIT High Yield Portfolio*
Fidelity VIP FundsManager 50% Portfolio*	PIMCO VIT Real Return Portfolio*
Fidelity VIP FundsManager 60% Portfolio*	PIMCO VIT Total Return Portfolio*

FRANKLIN TEMPLETON	SCHRODER
AZL® Franklin Small Cap Value Fund	AZL® Schroder Emerging Markets Equity Fund
AZL® Franklin Templeton Founding Strategy Plus Fund*
Franklin High Income Securities Fund*	TURNER
Franklin Income Securities Fund	AZL® Turner Quantitative Small Cap Growth Fund

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Glossary		5		Generation-Skipping Transfer Tax	43
Fee Tables		9		Foreign Tax Credits	43
	Control Owner Transaction Expenses	9		Annuity Purchases by Nonresident Aliens and
	Control Owner Periodic Expenses	9		Foreign Corporations	43
	Annual Operating Expenses of the Investment Options	10		Possible Tax Law Changes	43
	Examples	11		Diversification	43
1.	The Variable Annuity Contract	12		Required Distributions	44
	Ownership	13	8.	Access to Your Money	44
2.	Purchase	15		Free Withdrawal Privilege	45
	Purchase Payments	15		Waiver of Withdrawal Charge Benefit	45
	Automatic Investment Plan (AIP)	15		Systematic Withdrawal Program	46
	Allocation of Purchase Payments	16		The Minimum Distribution Program and Required
	Tax-Free Section 1035 Exchanges	16		Minimum Distribution (RMD) Payments	46
	Faxed Applications	17		Suspension of Payments or Transfers	46
	Free Look/Right-to-Examine Period	17	9.	Illustrations	47
	Accumulation Units/ Computing the Contract Value	17	10.	Death Benefit	47
3.	The Annuity Phase	18		Traditional Death Benefit	47
	Income Date	18		Death of the Owner and/or Annuitant	48
	Annuity Payments	19		Death Benefit Payment Options During
	Annuity Options	19		The Accumulation Phase	51
	Partial Annuitization	21	11.	Selection of Optional Benefits	52
4.	Investment Options	22		Optional Benefit Overview	52
	Substitution and Limitation on Further Investments	28		Replacing the Optional Benefits	55
	Transfers Between Investment Options	28	11.a	Investment Protector	55
	Excessive Trading and Market Timing	30		Adding Investment Protector to Your Contract	55
	Dollar Cost Averaging (DCA) Program	31		Removing Investment Protector from
	Flexible Rebalancing Program	32		Your Contract	56
	Financial Advisers – Asset Allocation Programs	32		The Target Value Dates	56
	Voting Privileges	33		Calculating the Target Value	57
5.	Our General Account	33		Investment Option Allocation and Transfer
6.	Expenses	34		Restrictions and Quarterly Rebalancing	58
	Mortality and Expense Risk (M&E) Charge	34		Determining the Maximum Allowable and Minimum
	Rider Charge	34		Required Group Allocation	62
	Contract Maintenance Charge	35		Determining the Required Group Allocation	62
	Withdrawal Charge	36		When Investment Protector Ends	64
	Transfer Fee	38	11.b	Income Protector	64
	Premium Tax	38		Adding Income Protector to Your Contract	65
	Income Tax	38		Removing Income Protector from Your Contract	65
	Investment Option Expenses	38		Who is Considered a Covered Person(s)?	66
7.	Taxes	39		Lifetime Plus Payment Overview	67
	Annuity Contracts in General	39		Requesting Lifetime Plus Payments	68
	Qualified Contracts	39		Calculating Your Lifetime Plus Payments	69
	Multiple Contracts	40		Automatic Annual Lifetime Plus Payments Increases	70
	Partial 1035 Exchanges	40		The Benefit Base	71
	Distributions – Non-Qualified Contracts	40		The Quarterly Anniversary Value	71
	Distributions – Qualified Contracts	41		The Annual Increase	72
	Assignments, Pledges and Gratuitous Transfers	42		Investment Option Allocation and Transfer
	Death Benefits	42		Restrictions and Quarterly Rebalancing	73
	Withholding	42		Taxation of Lifetime Plus Payments	74
	Federal Estate Taxes	43		When Income Protector Ends	74

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

11.c	Investment Plus	75	Investment Option Allocation and Transfer Restrictions
	Selecting Investment Plus	75	and Quarterly Rebalancing	102
	Removing Investment Plus	76	Determining the Maximum Allowable and Minimum
	Covered Person(s)?	76	Required Group Allocation	105
	The Protected Investment Dates	77	Determining the Required Group Allocation	106
	The Protected Investment Value	78	When a Target Date Benefit Ends	108
	Lifetime Income Payment Overview	78	Appendix E – The Lifetime Benefits	108
	Lifetime Income Value	79	Removing one of the Lifetime Benefits from
	The Quarterly Anniversary Value	80	Your Contract	110
	Requesting Lifetime Income Payments	80	Who is Considered a Covered Person(s)?	110
	Calculating Your Lifetime Income Payments	81	If You Begin Receiving Lifetime Plus Payments	112
	Automatic Annual Payment Increases to the		Lifetime Plus Payments	113
	Lifetime Income Payments	82	Automatic Annual Payment Increases to the
	Taxation of Lifetime Income Payments	83	Lifetime Plus Payments	116
	Investment Option Allocation and Transfer		The Benefit Base	118
	Restrictions and Quarterly Rebalancing	83	The Quarterly Anniversary Value	118
	When Investment Plus Ends	84	Calculating The 5% Annual Increase Under the
11.d	Other Optional Benefits	85	Lifetime Plus Benefit	118
	Quarterly Value Death Benefit	85	Resetting the 5% Annual Increase
	Bonus Option	86	Under the Lifetime Plus Benefit	120
	Short Withdrawal Charge Option	86	Calculating the 8% Annual Increase Under the
	No Withdrawal Charge Option	86	Lifetime Plus Benefit	121
12.	Other Information	87	Calculating the Enhanced 5% Annual Increase Under
	Allianz Life	87	the Lifetime Plus II Benefit	122
	The Separate Account	87	Automatic Resets of the 8% Annual Increase Under
	Distribution	87	the Lifetime Plus II Benefit	122
	Additional Credits for Certain Groups	89	Investment Option Allocation and Transfer
	Administration/Allianz Service Center	89	Restrictions and Quarterly Rebalancing	122
	Legal Proceedings	89	Taxation of Lifetime Plus Payments	124
	Financial Statements	89	When a Lifetime Benefit Ends	124
	Status Pursuant to Securities Exchange Act of 1934	89	Appendix F – The Original Quarterly Value
13.	Table of Contents of the Statement of Additional		Death Benefit	125
	Information (SAI)	90	Appendix G – Previous Versions of Investment Protector
14.	Privacy and Security Statement	91	and Income Protector	127
Appendix A – Annual Operating Expenses for			Investment Protector	127
Each Investment Option		93	Income Protector	128
Appendix B – Condensed Financial Information		95	For Service or More Information	129
Appendix C – Calculating the Values Available Under
the Contract		99
Appendix D – The Target Date Benefits		100
	Removing a Target Date Benefit from Your Contract	101
	The Target Value Date	101

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized throughout the prospectus. For your convenience, we included this glossary to define these terms.

5% Annual Increase – an amount used to determine the Benefit Base under the previously available Lifetime Plus Benefit.

8% Annual Increase – an amount used to determine the Benefit Base under the previously available Lifetime Plus 8 Benefit.

Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date and may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

Annual Increase – an amount used to determine the Benefit Base under Income Protector.

Annuitant – this is the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization.

Annuity Options – these are the annuity income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you take a Partial Annuitization.

Base Contract – the Contract corresponding to this prospectus that does not include any optional benefits.

Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

Benefit Anniversary – this is a 12-month anniversary of the Benefit Date or Benefit Election Date (as applicable), or any subsequent 12-month Benefit Anniversary.

Benefit Base – the amount we use to calculate the initial annual maximum Lifetime Plus Payment.

Benefit Date – the date you begin receiving Lifetime Plus Payments under Income Protector or the previously available Lifetime Benefits.

Benefit Election Date – the date you request to begin Lifetime Income Payments and you lock in the initial annual payment percentage based on the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate.

Benefit Year – this is any period of 12 months beginning on the Benefit Date or Benefit Election Date (as applicable), or on a subsequent Benefit Anniversary.

Bonus Option – an optional benefit that may be available for an additional charge that provides a 6% bonus on Purchase Payments we receive before the older Owner’s 81st birthday. The Bonus Option has a higher and longer withdrawal charge schedule.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Contract – the deferred annuity contract described by this prospectus that allows you to accumulate money tax deferred by making one or more Purchase Payments. It provides for lifetime or other forms of Annuity Payments beginning on the Income Date.

Contract Anniversary – this is a 12-month anniversary of the Issue Date or any subsequent 12-month Contract Anniversary.

Contract Value – on any Business Day it is equal to the sum of the values in your selected Investment Options. The Contract Value reflects the deduction of any contract maintenance charge, transfer fee, M&E charge and rider charge, but does not reflect the deduction of any withdrawal charge. It does not include amounts applied to a Partial Annuitization.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Contract Year – this is any period of 12 months beginning on the Issue Date or a subsequent Contract Anniversary.

Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments or Lifetime Income Payments.

Cumulative Withdrawal – this is the portion of a withdrawal you take while you are receiving Lifetime Plus Payments under the previously available Lifetime Benefits, that is less than or equal to your Cumulative Withdrawal Value.

Cumulative Withdrawal Benefit – a benefit under the previously available Lifetime Benefits that allows you to control the amount of Lifetime Plus Payments you receive.

Cumulative Withdrawal Value – under the previously available Lifetime Benefits, if you take less than the maximum Lifetime Plus Payment that you are entitled to, we add the difference between the maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

Excess Withdrawal – if you select Income Protector or Investment Plus, this is the amount of any withdrawal you take that, when added to other withdrawals taken during the Benefit Year and your annual actual Lifetime Plus Payment or annual actual Lifetime Income Payment, is greater than your annual maximum Lifetime Plus Payment or annual maximum Lifetime Income Payment. If you have one of the previously available Lifetime Benefits, please see Appendix E for a definition of Excess Withdrawal that applies to your Contract.

Financial Professional – this is the person who advises you to purchase a Contract who is a securities registered representative.

Full Annuitization – the application of the total Contract Value to Annuity Payments.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes provision of information on the correct form, with any required certifications or guarantees, received by the correct mailing address. If you have questions about the information we require, please contact the Service Center.

Income Date – the date we begin making Annuity Payments to the Payee from the Contract. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

Income Protector – an optional benefit that may be available for an additional charge that is intended to provide a payment stream for life in the form of partial withdrawals.

Increase Period – under the previously available Lifetime Plus 8 Benefit, this is the period during which we increase the 8% Annual Increase at a simple interest rate of 2% on each Quarterly Anniversary.

Increase Start Date – under the previously available Lifetime Plus 8 Benefit, this is the Contract Anniversary that occurs on or immediately after the sole Covered Person’s 60th birthday, or the younger joint Covered Person’s 65th birthday. However, if on the Issue Date the sole Covered Person is age 60 or older, or the younger joint Covered Person is age 65 or older, the Increase Start Date will be the Issue Date.

Investment Options – these are the variable investments available to you under the Contract whose performance is based on the securities in which they invest.

Investment Plus – an optional benefit that may be available for an additional charge. It is intended to provide a level of protection for the principal you invest and to lock in any past anniversary investment gains at a future point called the Protected Investment Date, and can also provide a payment stream for life in the form of partial withdrawals.

Investment Protector – an optional benefit that may be available for an additional charge. It is intended to provide a level of protection for the principal you invest and to lock in any past anniversary investment gains at a future point called the Target Value Date.

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.

Joint Owners – two Owners who own a Contract.

Lifetime Income Payment – the payment we make to you under Investment Plus.

Lifetime Income Value – the amount we use to calculate the initial annual maximum Lifetime Income Payment.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Lifetime Plus Benefit – an optional benefit that is no longer available that was intended to provide a payment stream for life in the form of partial withdrawals.

Lifetime Plus 8 Benefit – an optional benefit that is no longer available that was intended to provide a payment stream for life in the form of partial withdrawals.

Lifetime Plus Payment – the payment we make to you under Income Protector or the previously available Lifetime Benefits.

Maximum Anniversary Death Benefit – an optional benefit available for an additional charge that is intended to provide an increased death benefit.

Maximum Anniversary Value – a calculation used in determining the Maximum Anniversary Death Benefit.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code.

No Withdrawal Charge Option – an optional benefit that may be available for an additional charge that eliminates the seven-year withdrawal charge period on the Base Contract.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Partial Annuitization – the application of only part of the Contract Value to Annuity Payments.

Payee – the person or entity you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase.

Payment Date – this is the date that Lifetime Income Payments begin.

Protected Investment Date – the date on which we may apply a credit to your Contract Value under Investment Plus.

Protected Investment Value – a calculation we use to determine any credit on the Protected Investment Date.

Purchase Payment – the money you put in the Contract.

Qualified Contract – a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

Quarterly Anniversary – this is the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

Quarterly Anniversary Value – a calculation used in determining the Quarterly Value Death Benefit, Benefit Base, Protected Investment Value, and Lifetime Income Value.

Quarterly Value Death Benefit – an optional benefit that is no longer available that was intended to provide an increased death benefit.

Rider Anniversary Value – an amount used to determine the Target Value under Investment Protector.

Separate Account – Allianz Life of NY Variable Account C is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – this is the Allianz Service Center. Our Service Center address and telephone number are listed in the following section. The address for sending applications for new Contracts is listed on the application.

Short Withdrawal Charge Option – an optional benefit that may be available for an additional charge that shortens the withdrawal charge period on the Base Contract from seven years to four years.

Target Value – a calculation we use to determine any credit on the Target Value Date under Investment Protector or the previously available Target Date Benefits.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Target Value Date – the date on which we may apply a credit to your Contract Value under Investment Protector or the previously available Target Date Benefits.

The Target Date Benefits – optional benefits that are no longer available that were intended to provide a level of protection for the principal you invest and to lock in any past investment gains at a future point called the Target Value Date.

Traditional Death Benefit – the death benefit provided by the Base Contract.

Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

FEE TABLES

The following tables describe the fees and expenses that you pay when purchasing, owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.

The first tables describe the fees and expenses that you pay if you take a withdrawal from the Contract during the Accumulation Phase or if you make transfers.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge During Your Contract’s Initial Phase, the Accumulation Phase(1),(2)
(as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since We Received Your Purchase Payment	Withdrawal Charge Amount
	Base Contract	Contract with the Bonus Option(3)	Contract with the Short Withdrawal Charge Option(3)	Contract with the No Withdrawal Charge Option(3)
0	8.5%	8.5%	8.5%	0%
1	8.5%	8.5%	7.5%	0%
2	7.5%	8.5%	5.5%	0%
3	6.5%	8%	3%	0%
4	5%	7%	0%	0%
5	4%	6%	0%	0%
6	3%	5%	0%	0%
7	0%	4%	0%	0%
8	0%	3%	0%	0%
9 years or more	0%	0%	0%	0%

Transfer Fee(4)………………………………….......	$25
Premium Tax(5)……………………………………	0% to 3.5%
(as a percentage of each Purchase Payment)
CONTRACT OWNER PERIODIC EXPENSES

The next tables describe the fees and expenses that you pay periodically during the time that you own your Contract, not including the Investment Options’ fees and expenses.

Contract Maintenance Charge(6)………………...	$30
(per Contract per year)
(1)
Each Contract Year you can withdraw 12% of your total Purchase Payments without incurring a withdrawal charge. This free withdrawal privilege is not available while you are receiving Lifetime Plus Payments (if applicable). Any unused free withdrawal privilege in one Contract Year is not added to the amount available next year. For more information, see section 8, Access to Your Money – Free Withdrawal Privilege.

(2)
The amount subject to a withdrawal charge is the Withdrawal Charge Basis. It is equal to total Purchase Payments, less any withdrawals and withdrawal charges. For more information, see section 7, Expenses – Withdrawal Charge.

(3)	Some optional benefits may not be available to you; check with your Financial Professional and see section 11, Selection of Optional Benefits.

(4)
The first twelve transfers in a Contract Year are free. We count all transfers made in the same Business Day as one transfer. Program and benefit related transfers are not subject to the transfer fee and do not count as a free transfer. Currently we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. For more information, see section 7, Expenses – Transfer Fee.

(5)
New York does not currently impose this tax, but we reserve the right to deduct it from your Contract Value if they choose to impose it in the future. For more information, see section 7, Expenses – Premium Tax.

(6)
We waive this charge during the Accumulation Phase if the Contract Value is at least $100,000. We waive this charge during the Annuity Phase if the Contract Value on the Income Date is at least $100,000. For more information, see section 7, Expenses – Contract Maintenance Charge.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

CONTRACT ANNUAL EXPENSES

	Mortality and Expense Risk (M&E) Charge(7)		Rider Charge(8) during the Accumulation Phase
	Accumulation Phase	Annuity Phase(9)	Current(10)	Maximum
Base Contract	1.40%	1.40%
Additional Charges for Optional Benefits(11)
Maximum Anniversary Death Benefit	0.30%
Bonus Option(12)	0.50%	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Investment Protector			0.90%	2.50%
Income Protector Single Lifetime Plus Payments Joint Lifetime Plus Payments			1.05% 1.20%	2.50% 2.75%
Investment Plus Single Lifetime Income Payments Joint Lifetime Income Payments			1.50% 1.50%	2.50% 2.50%
(7)	The M&E charge is an annualized rate that is calculated and assessed on a daily basis as a percentage of each Investment Option’s net asset value, (7)
The M&E charge is an annualized rate that is calculated and assessed on a daily basis as a percentage of each Investment Option’s net asset value. We assess the M&E charge during the Accumulation Phase and on amounts you apply to variable Annuity Payments during the Annuity Phase. For more information, see section 7, Expenses – Mortality and Expense Risk (M&E) Charge.

(8)
The rider charge is an annualized rate that is calculated and accrued on a daily basis and deducted quarterly. The charge is calculated as a percentage of the Benefit Base under Income Protector, or as a percentage of the Target Value under Investment Protector, or as a percentage of the Lifetime Income Value under Investment Plus. The Benefit Base, Target Value and Lifetime Income Value are initially equal to the Contract Value and then fluctuate with additional Purchase Payments, withdrawals, and quarterly or annual increases. The rider charge reduces the Contract Value, but not any guaranteed values such as the Traditional Death Benefit value. For more information, see section 7, Expenses – Rider Charge.

(9)
The Contract allows Partial Annuitization. It is possible for the Contract to be in both the Accumulation and Annuity Phases simultaneously and have different M&E charges. For example, if you select the Maximum Anniversary Death Benefit and request a variable Partial Annuitization we assess an annual M&E charge of 1.40% on the annuitized part of the Contract, and an annual M&E charge of 1.70% on the accumulation part. For more information, see section 9, The Annuity Phase – Partial Annuitization.

(10)
We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary subject to the maximum set out above and the minimum stated in section 7, Expenses – Rider Charge. However, in any twelve-month period we cannot increase or decrease the rider charge for Income Protector or Investment Plus more than 0.50%, or more than 0.35% for Investment Protector. If we increase your rider charge, we notify you in writing at least 30 days in advance to allow you to remove the benefit before the charge increases. For more information, see section 7, Expenses – Rider Charge.

(11)	We assess the additional M&E charge during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.

(12)	If you take variable Annuity Payments during the Annuity Phase, the Bonus Option’s additional M&E charge continues until your Contract ends.

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

This table describes the total annual operating expenses associated with the Investment Options and shows the minimum and maximum expenses for the period ended December 31, 2009, charged by any of the Investment Options before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option’s average daily net assets.

	Minimum	Maximum
Total annual Investment Option operating expenses* (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.54%	2.08%
*
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. The amount of these fees may be different for each Investment Option. The maximum current fee is 0.25%. The amount of these fees, if deducted from Investment Option assets, is reflected in the above table and is disclosed in Appendix A. Appendix A also contains more details regarding the annual operating expenses for each of the Investment Options.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

EXAMPLES

These examples are intended to help you compare the cost of investing in this Contract with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and your selected Investment Options earn a 5% annual return. They also assume the maximum potential fees and charges for each period and are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on the Investment Option(s) and optional benefits you select, and whether and when you take withdrawals.

We deduct the $50 contract maintenance charge in the examples at the end of each year during the Accumulation Phase. Please note that we may waive this charge during the Accumulation Phase and Annuity Phase (when we make regular periodic payments, called Annuity Payments based on the life a person you designate, called the Annuitant), as described in section 7, Expenses – Contract Maintenance Charge. A transfer fee may apply, but is not reflected in these examples (see section 7, Expenses – Transfer Fee).

The combination of benefits that produces the maximum potential fees is the Base Contract with Bonus Option, Maximum Anniversary Death Benefit and Income Protector with joint Lifetime Plus Payments, assuming an 8% simple interest for the Annual Increase under the Benefit Base (8.5% declining withdrawal charge, 2.20% M&E charge, and maximum rider charge of 2.75%). The current rider charge is 1.20%.

1)	If you surrender your Contract (take a full withdrawal) at the end of each time period.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	$1,596	$3,120	$4,533	$7,850
0.54% (the minimum Investment Option operating expense)	$1,433	$2,687	$3,854	$6,726
2)
If you apply your total Contract Value to Annuity Payments (take a Full Annuitization) at the end of each time period. The earliest available date Annuity Payments can begin (Income Date) is 23 months after the date we issue the Contract (Issue Date).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	$ 716	$2,240	$3,803	$7,820
0.54% (the minimum Investment Option operating expense)	$ 563	$1,807	$3,124	$6,696

3)	If you do not surrender your Contract.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
2.08% (the maximum Investment Option operating expense)	$ 746	$2,270	$3,833	$7,850
0.54% (the minimum Investment Option operating expense)	$ 593	$1,837	$3,154	$6,726
See Appendix B for condensed financial information regarding the accumulation unit values (AUVs) for the highest and lowest charges for Contracts that were offered as of December 31, 2009. See the appendix to the Statement of Additional Information for condensed financial information regarding the AUVs for other charges for Contracts that were offered as of December 31, 2009.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

1.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you (the Owner), and an insurance company (in this case Allianz Life of New York), where you make payments to us and, in turn, we promise to make regular periodic payments (Annuity Payments) to the Payee.

The Contract is tax deferred. You generally are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For Qualified Contracts, the tax deferral is provided through compliance with specialized tax-qualification rules, and you do not receive any additional tax benefit by purchasing the Contract. However, the Contract may offer other features that meet your needs. Accordingly, if you are purchasing a Qualified Contract, you should consider purchasing this Contract for its death benefit, annuity benefits and other non-tax deferral related benefits. Please consult a tax adviser for information specific to your circumstances to determine whether a Qualified Contract is an appropriate investment for you.

The Contract has an Accumulation Phase and an Annuity Phase. During the Accumulation Phase, you can take withdrawals from the Contract and, subject to certain restrictions, you can make additional Purchase Payments. If you select Investment Protector, it provides a level of protection for the principal you invest and periodically locks in any anniversary investment gains at a future point that you select, called the Target Value Date. If you select Income Protector, you can receive guaranteed lifetime income called Lifetime Plus Payments. You can choose when Lifetime Plus Payments begin (the Benefit Date) subject to certain restrictions. If you select Investment Plus, it offers flexibility by providing a level of principal (and Quarterly Anniversary investment gains) protection at a future point you select called the Protected Investment Date (similar to Investment Protector’s Target Value Dates) before beginning guaranteed lifetime income called Lifetime Income Payments (similar to Income Protector’s Lifetime Plus Payments). Quarterly Anniversaries occur three calendar months after the Issue Date or any subsequent Quarterly Anniversary. You can choose when Lifetime Income Payments begin. The Benefit Election Date is the date we calculate your initial payment and the Payment Date is the date that your payments actually begin. The principal protection feature of this benefit is not available on or after the Benefit Election Date. You choose these dates subject to certain restrictions.

We base your annual maximum Lifetime Plus Payment on a percentage of the Benefit Base or your annual maximum Lifetime Income Payment on the Lifetime Income Value. Both Lifetime Plus Payments and Lifetime Income Payments can increase annually, and they decrease if you withdraw more than the annual maximum (an Excess Withdrawal). Lifetime Plus Payments and Lifetime Income Payments continue for the lifetime of the Covered Persons unless you take an Excess Withdrawal of the total Contract Value. For more information, see section 11.b, Income Protector – When Income Protector Ends, and section 11.c, Investment Plus – When Investment Plus Ends.

The Accumulation Phase begins on the Issue Date and ends upon the earliest of the following.

•	The Business Day before the Income Date if you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•
Upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the Accumulation Phase ends on the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option, unless the surviving spouse continues the Contract.

A Business Day is any day the New York Stock Exchange is open, except when an Investment Option does not value its shares. A request is in “Good Order” when it contains all the information we require to process it. “Service Center” means the Allianz Service Center whose address and telephone number are listed at the back of this prospectus.

The Annuity Phase is the period during which we make Annuity Payments from the Contract. Annuity Payments must begin on a designated date (the Income Date) that is at least 13 months after your Issue Date. If you apply the entire Contract Value to Annuity Payments, we call that a Full Annuitization, and if you apply only part of the Contract Value to Annuity Payments, we call that a Partial Annuitization. The maximum number of annuitizations you can have at any one time is five. Because the Contract allows Partial Annuitization, it is possible that some portion of the Contract are in the Accumulation Phase and other portions are in the Annuity Phase at the same time. The Annuity Phase begins on the Income Date (or the first Income Date if you take any Partial Annuitizations) and ends when all portion(s) of the Contract that you apply to Annuity Payments have ended, as indicated in section 3, The Annuity Phase.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

The amount of Contract Value you are able to accumulate in your Contract during the Accumulation Phase and the amount of any variable Annuity Payments we make during the Annuity Phase depend in large part upon the investment performance of any Investment Options you select. You cannot invest in more than 15 Investment Options at any one time. Contracts with Investment Protector or Income Protector are subject to restrictions on allocations and transfers into certain Investment Options (see the “Investment Option Allocation and Transfer Restrictions and Quarterly Rebalancing” discussion in section 11.a, Investment Protector, section 11.b, Income Protector and section 11.c, Investment Plus). Depending upon market conditions, you can gain or lose value in the Contract based on the investment performance of the Investment Options.

We do not make any changes to your Contract without your permission except as may be required by law.

The Contract ends when:

•	the Accumulation Phase ends,

•	the Annuity Phase, if any, ends and/or

•	all applicable death benefit payments have been made.

For example, if you purchase a Contract and later take a full withdrawal of the entire Contract Value, both the Accumulation Phase and the Contract end, although the Annuity Phase never began and we did not make any death benefit payments.

OWNERSHIP

Owner

You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. Any change of ownership is subject to our approval. Qualified Contracts, a Contract purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code, can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any ownership change becomes effective as of the date you sign the request. A change of ownership does not automatically change the Annuitant or Beneficiary. Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

Joint Owner

A Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (Non-Qualified Contract) can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.

NOTE FOR PARTIAL ANNUITIZATIONS: Partial Annuitizations (applying only part of your Contract Value to Annuity Payments) are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we do not allow the Owner to add a joint Annuitant.

Annuitant

The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Income Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Income Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Income Date if you take a Full Annuitization. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract, and the joint Annuitants must be spouses. If the Annuitant of an individually owned Contract dies before the Income Date, the younger Owner automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it. For example, if a sole Owner dies during the Accumulation Phase of the Contract, we pay a death benefit to the Beneficiary(s). If the Annuitant is not an Owner and he/she dies during the Accumulation Phase of the Contract, the Owner can name a new Annuitant (subject to our approval) and we do not pay a death benefit. If an Owner who is not an Annuitant dies during the Annuity Phase, the Beneficiary becomes the Owner, Annuity Payments continue and we do not pay a death benefit. If an Annuitant dies during the Annuity Phase, Annuity Payments to the Payee continue until the Contract ends and are paid at least as rapidly as they were being paid at the time of the Annuitant’s death. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

Payee

The Payee is the person you designate (subject to our approval) to receive Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. For Non-Qualified Contracts, an Owner or Annuitant can be the Payee, but it is not required. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee. For all other Qualified Contracts, the Owner is not required to be the Payee, but the Owner cannot transfer or assign his or her rights under the Contract to someone else. If you do not designate a Payee by the Income Date, we make Annuity Payments to the Owner. The Owner can change the Payee at any time, subject to our approval, provided the Payee designation is consistent with federal and state laws and regulations.

Beneficiary

The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, any death benefit is paid to your estate.

NOTE FOR JOINT OWNERS: For jointly owned Contracts, the sole primary Beneficiary is the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, Joint Owners who are not spouses may not appoint contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we pay the death benefit to the estate of the Joint Owner who died last.

Assignment, Changes of Ownership and Other Transfers of a Contract

An authorized request specifying the terms of an assignment (including any assignment, change of ownership or other transfer) of a Contract must be sent to our Service Center and approved by us. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We withhold our consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We are not liable for any payment made or action taken before we consent and record the assignment. An assignment may be a taxable event. We are not responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

NOTE FOR CONTRACTS WITH INCOME PROTECTOR OR INVESTMENT PLUS: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments or Lifetime Income Payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

2.	PURCHASE

PURCHASE PAYMENTS

A Purchase Payment is the money you put into the Contract. To purchase this Contract, all Owners and the Annuitant must be age 80 or younger on the Issue Date. The initial Purchase Payment is due on the Issue Date. The Purchase Payment requirements for this Contract are as follows.

•	The minimum initial payment due on the Issue Date is $10,000, or $25,000 with the No Withdrawal Charge Option.

•
If you select Income Protector, Investment Protector or Investment Plus, we restrict additional Purchase Payments. Each rider year that we allow additional payments you cannot invest more than your initial amount without our prior approval. Your initial amount is all Purchase Payments received before the first Quarterly Anniversary of the first Contract Year. A Contract Year is a period of twelve months beginning on the Issue Date or any subsequent Contract Anniversary. If your benefit is effective on the Issue Date, we allow you to invest the same amount prior to the first Contract Anniversary. We do not accept any additional Purchase Payments on or after:

–	the date Lifetime Plus Payments begin (Benefit Date) under Income Protector;

–	the third rider anniversary under Investment Protector, and

–	the earlier of the third rider anniversary or the date you request Lifetime Income Payments (Benefit Election Date) under Investment Plus.

•	If you do not select Investment Protector, Income Protector or Investment Plus, you can make additional Purchase Payments of $50 or more during the Accumulation Phase.

•	We do not accept additional Purchase Payments on or after the Income Date that you take a Full Annuitization.

•	The maximum total amount we accept without our prior approval is $1 million (including amounts already invested in other Allianz Life of New York variable annuities).

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment, and if mandated under applicable law, we may be required to reject a Purchase Payment.

NOTE TO QUALIFIED CONTRACT OWNERS: Purchase Payments to Qualified Contracts are limited by federal law and must be from earned income or a qualified transfer or rollover. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.

NOTE:  If your total Purchase Payments are $1 million or more, your ability to add Investment Protector, Income Protector or Investment Plus to your Contract is subject to our review and approval.

AUTOMATIC INVESTMENT PLAN (AIP)

The automatic investment plan (AIP) is a program that allows you to make additional Purchase Payments to your Contract during the Accumulation Phase on a monthly or quarterly basis by electronic transfer of money from your savings, checking or brokerage account. You may participate in this program by completing the appropriate form. Our Service Center must receive your form in Good Order by the first of the month in order for AIP to begin that same month. We process additional Purchase Payments through AIP on the 20th of the month or the next Business Day if the 20th is not a Business Day. The minimum investment that you can make by AIP is $50. The maximum investment that you can make by AIP per month is $1,000.

We allocate Purchase Payments we receive through AIP according to your future allocation instructions which must comply with all of the requirements and allocation restrictions stated in this section, and in section 11.a, if you select Investment Protector, or section 11.b, if you select Income Protector or section 11.c, if you select Investment Plus. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to make the change that month with the following exception. If you begin Annuity Payments, AIP ends on the Business Day before the Income Date. If you select Investment Protector, AIP ends on the third rider anniversary. If you select Income Protector, AIP ends on the Benefit Date if you begin Lifetime Plus Payments. If you select Investment Plus, AIP ends on the earlier of the third rider anniversary or the Benefit Election Date if you begin Lifetime Income Payments.

NOTE TO OWNERS OF QUALIFIED CONTRACTS: AIP is not available if your Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract, we allocate your initial Purchase Payment to the Investment Options you selected. If you select the Bonus Option, we allocate any applicable bonus in the same way as the corresponding Purchase Payment. We ask that you allocate your money in whole percentages. Transfers of Contract Value between Investment Options do not change your future Purchase Payment allocation instructions and do not change how we rebalance your Contract Value at the end of each quarter if you select Investment Protector, Income Protector or Investment Plus. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions.

You can change your future allocation instructions at any time without fee, penalty or other charge upon written notice or telephone instructions to our Service Center, or by our website. We do not currently accept future Purchase Payment allocation instructions from you via email or other electronic communications, other than our website. These other communication methods may be available to you in the future. Changes to your future allocation instructions we receive in Good Order, in writing or by telephone at our Service Center, or by our website, are effective on the Business Day that we receive them.

We apply these allocation instructions from this Business Day forward to any additional Purchase Payments we receive and to the quarterly rebalancing if you select Investment Protector, Income Protector or Investment Plus. If you change your future allocation instructions by writing or telephone, and you are participating in the automatic investment plan, dollar cost averaging program or the flexible rebalancing program, your instructions must include directions for the plan/program. If you change your future allocation instructions on our website and are participating in the automatic investment plan, dollar cost averaging program or flexible rebalancing program, you must contact us separately to change directions for your plan or program.

We reserve the right to limit the number of Investment Options that you can invest in at any one time. Currently, you can invest in up to 15 of the Investment Options at any one time. We may change this in the future; however, we always allow you to invest in at least five Investment Options.

Once we receive your initial Purchase Payment and the necessary information, we issue the Contract and allocate your initial Purchase Payment within two Business Days. If you do not give us all of the information we need, we contact you or your Financial Professional to get it. If for some reason we are unable to complete this process within five Business Days, we either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes. If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the Purchase Payment until it is received at our Service Center. We consider a Purchase Payment to be “received” when it is received at our Service Center regardless of how or when you made the payment. Applications and Purchase Payments received at our home office address are forwarded to the lockbox address listed on your application, which may delay processing of your application.

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there is a new withdrawal charge period for this Contract, unless you select the No Withdrawal Charge Option,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different, and

•	you no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest and not just better for the person trying to sell you the Contract (that person generally earns a commission on each contract sale). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

FAXED APPLICATIONS

We accept Contract applications delivered in writing as well as via fax. It is important to verify that we have received any faxed application. We are not liable for faxed applications that we do not receive. We treat a manually signed faxed application as an application delivered in writing. Please note that fax communications may not always be available. Any fax system can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If experiencing problems, your application should be submitted in writing to our Service Center. We reserve the right to discontinue or modify the faxed application privilege at any time and for any reason. We do not currently accept applications delivered via email or our website. This may be available in the future.

FREE LOOK/RIGHT TO EXAMINE

If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. You receive your Contract Value (less any bonus) as of the day we receive your request. This may be more or less than your initial Purchase Payment. If you select the Bonus Option and cancel your Contract during the free look/right-to-examine period, you forfeit your entire bonus. (See section 11.d, Optional Benefits – Bonus Option.) If you purchased this Contract as an IRA, we are required to refund your Purchase Payments (not including any bonus) less withdrawals if you decide to cancel your Contract within the free look period. In these instances, if you cancel your Contract you receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund the Purchase Payments, we reserve the right to allocate your initial Purchase Payment (and any bonus if you select the Bonus Option) to the AZL Money Market Fund until the expiration of the free look period. At the end of that period, we re-allocate your money as you selected. The free look provision under the Contract is also called the right to examine.

ACCUMULATION UNITS/COMPUTING THE CONTRACT VALUE

The Contract Value in the subaccounts go up or down based upon the investment performance of the Investment Option(s) you choose. Your Contract Value is also affected by the charges of the Contract. In order to keep track of your Contract Value in the Separate Account, we use a measurement called an accumulation unit. If you request variable Annuity Payments during the Annuity Phase of the Contract, we call this measurement an annuity unit.

When we receive a Purchase Payment, we credit your Contract with accumulation units for the Purchase Payment (and any bonus if applicable) at the daily price next determined after receipt of the Purchase Payment at our Service Center. The daily purchase price is normally determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price. The Purchase Payments and bonus you allocate to the Investment Options are actually placed into subaccounts. Each subaccount invests exclusively in one Investment Option. We determine the number of accumulation units we credit to your Contract by dividing the amount of the Purchase Payment and bonus allocated to a subaccount by the value of the corresponding accumulation unit.

Every Business Day, we determine the value of an accumulation unit for each subaccount by multiplying the accumulation unit value for the previous Business Day by the net investment factor for the current Business Day. We determine the net investment factor by:

•	dividing the net asset value of a subaccount at the end of the current Business Day by the net asset value of the subaccount at the end of the immediately preceding Business Day,

•	adding any applicable dividends or capital gains, and

•	multiplying this result by one minus the amount of the M&E charge for the current Business Day, and any additional calendar days since the immediately preceding Business Day.

We calculate the value of each accumulation unit after regular trading on the New York Stock Exchange closes each Business Day. The value of an accumulation unit may go up or down from Business Day to Business Day. We calculate your Contract Value in the Separate Account by multiplying the accumulation unit value in each subaccount by the number of accumulation units for each subaccount and then adding those results together. (For example, the Contract Value on any Contract Anniversary reflects the number and value of the accumulation units at the end of the previous Business Day.)

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Example

•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.

•	When the New York Stock Exchange closes on that Wednesday, we determine that the value of an accumulation unit based on the Investment Option you chose is $13.25.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for the Investment Option you chose. If the $3,000 payment had been received at or after the end of the current Business Day, it would have received the next Business Day’s price.

3.	THE ANNUITY PHASE

You can apply your Contract Value to regular periodic payments (Annuity Payments). Prior to a Full Annuitization, you can surrender your Contract and receive your total Contract Value less any applicable withdrawal charge. A Full Annuitization occurs when you apply the entire Contract Value to Annuity Payments. A Partial Annuitization occurs when you apply only part of your Contract Value to Annuity Payments. The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, the amount payable is the amount that would have been provided at the true age or gender.

INCOME DATE

The Income Date is the date Annuity Payments begin. Your scheduled Income Date in your Contract is the maximum permitted Income Date allowed for your Contract, which is the first day of the calendar month following the Annuitant’s 90th birthday. Your scheduled Income Date may be different if the Contract is issued to a charitable remainder trust. An earlier Income Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Income Date after the Issue Date, but any such request is subject to applicable law and our approval. The extension available to you may vary depending on the Financial Professional you purchase your Contract through and your state of residence. Your Income Date must be the first day of a calendar month and must be at least 13 months after the Issue Date. The Income Date will never be later than what is permitted under applicable law.

NOTE: We require you to take a Full Annuitization on the maximum permitted Income Date if, at that time, your Contract Value is greater than zero. We notify you of your available options in writing 60 days before the maximum permitted Income Date. Upon Full Annuitization we base your Annuity Payments on your Contract Value. If you have not selected an Annuity Option, we make payments under the default option described in the “Annuity Payments” discussion of this section. Upon Full Annuitization you no longer have a Contract Value, or any benefits or benefit increases based on Contract Value. In addition, the death benefit ends and any periodic withdrawal or payments other than Annuity Payments stop.

NOTE FOR CONTRACTS WITH INCOME PROTECTOR OR INVESTMENT PLUS: If on the maximum permitted Income Date you are receiving Lifetime Plus Payments or Lifetime Income Payments, your Contract Value is greater than zero and you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, we make the following guarantee.

For single Lifetime Plus Payments or Lifetime Income Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then your fixed Annuity Payments equal the greater of:

•	annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or
•	the current annual maximum Lifetime Plus Payment or Lifetime Income Payment available to you.

For joint Lifetime Plus Payments or Lifetime Income Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then your fixed Annuity Payments equal the greater of:

•	annual fixed Annuity Payments under Annuity Option 3 based on the Contract Value; or
•	the current annual maximum Lifetime Plus Payment or Lifetime Income Payment available to you.

However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

ANNUITY PAYMENTS

Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can request Annuity Payments under Annuity Options 1-5 as:

•	a variable payout,
•	a fixed payout, or
•	a combination of both.

We base Annuity Payments on your Contract Value.

Under a fixed payout, all of the Annuity Payments are the same dollar amount (equal installments) except as provided under Annuity Option 3. Guaranteed fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. The payout rates for fixed Annuity Payments provided by your Contract are guaranteed and in no event do we use lower fixed payout rates to calculate your fixed Annuity Payments. However, we may use higher fixed payout rates to calculate fixed Annuity Payments than the guaranteed rates provided by your Contract.

If you choose a variable payout, the dollar amount of the payments depend upon the following factors.

•	The Contract Value on the Income Date.
•	The age of the Annuitant and any joint Annuitant on the Income Date.
•	The gender of the Annuitant and any joint Annuitant, where permitted.
•	The Annuity Option you select.
•	The assumed investment rate (AIR) you select.
•	Your Contract’s mortality table.

•     The future performance of the Investment Option(s) you select.

You can choose an AIR of either 3% or 4.5%. Using a higher AIR results in a higher initial variable Annuity Payment, but later payments increase more slowly when investment performance rises and decrease more rapidly when investment performance declines. If the actual performance of your Investment Options exceeds the AIR you selected, the variable Annuity Payments increase. Similarly, if the actual performance is less than the AIR you selected, the variable Annuity Payments decrease.

If you choose a variable payout, you can continue to invest in up to 15 of the available Investment Options. We may change this in the future, but we always allow you to invest in at least five Investment Options. If you do not tell us otherwise, we base variable Annuity Payments on the investment allocations that were in place on the Income Date.

Each portion of the Contract that you apply to Annuity Payments ends upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
•	When the Contract ends.

ANNUITY OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Annuity Payments usually are lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

If you do not choose an Annuity Option before the Income Date, we make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of the Annuitant’s death and return of the Contract before we make any lump sum payment on a Full Annuitization. There are no additional costs associated with a lump sum payment. Under a Partial Annuitization, this Annuity Option is only available for variable payouts; this Annuity option is not available for fixed Partial Annuitizations.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available to you under a Partial Annuitization.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed variable Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center, using the selected assumed investment return as the interest rate for the present value calculation. This lump sum payment is not available under a fixed payout. We require proof of death of both joint Annuitants and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available to you under a Partial Annuitization.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

For variable Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}
where:
(A)	=	Annuity unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.

(B)	=	The amount applied to variable Annuity Payments on the Income Date.

(C)	=	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.

(D)	=	The number of annuity units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.

(E)	=	Dollar value of first variable Annuity Payment.

(F)	=	Number of variable Annuity Payments made since the Income Date.

We base this calculation upon the allocation of annuity units actually in force at the time due proof of the Annuitant’s death is received at our Service Center. We do not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE

•	The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).
•	The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).
•
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is:  $6.15 x ($100,000 / $1,000) = $615 (item “E”).

•	Assume the annuity unit value on the Income Date is $12, then the number of annuity units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item “D”).
•
The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item “F”) and the annuity unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).

We calculate the refund as follows:
(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =
10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30

PARTIAL ANNUITIZATION

Only a sole Owner can take Partial Annuitizations under Annuity Options 1, 2, or 5. The Owner must be the Annuitant and we do not allow joint Annuitants. You cannot take a new Partial Annuitization while receiving Lifetime Plus Payments or Lifetime Income Payments. We allow you to annuitize less than your total Contract Value in a Partial Annuitization. We allow one Partial Annuitization every 12 months, up to a maximum of five. If you have four Partial Annuitizations and want a fifth, you must take a Full Annuitization of the total remaining Contract Value. You cannot add Contract Value to the part of a Contract that has been partially annuitized, or transfer values that have been partially annuitized to any other part of the Contract. Partial Annuitizations are not subject to a withdrawal charge (if applicable), but they decrease the Contract Value, Withdrawal Charge Basis, death benefit, and any of your Contract’s guaranteed values.

NOTE: A recent tax law change allows a Partial Anuitization under a life Annuity Option on a Non-Qualified Contract to receive the same income tax treatment as a Full Annuitization. However, this income tax treatment does not apply to a Partial Annuitization on a Qualified Contract. You should consult a tax adviser before requesting a Partial Annuitization.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

4.	INVESTMENT OPTIONS

The Contract offers the Investment Options listed in the following table. Each Investment Option has its own investment objective. In the future, we may add, eliminate or substitute Investment Options. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

You should read the Investment Options’ prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. For example, an Investment Option’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow. The operation of the Investment Options and the various risks associated with the Investment Options are described in the Investment Options’ prospectuses. We send you the current copy of the Investment Options’ prospectus when we issue the Contract. (You can also obtain the current Investment Options’ prospectus by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)

Certain Investment Options issue two or more classes of shares and certain share classes may have Rule 12b-1 fees. For more information about share classes, see the Investment Options’ prospectuses.

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios that the same investment advisers manage. Although the names, objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such portfolios. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds are comparable even though the Investment Options have the same names, investment advisers, objectives and policies.

Each of the Investment Options offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust), is a “fund of funds” and diversifies its assets by investing primarily in the shares of several other affiliated mutual funds.

The Investment Options may pay 12b-1 fees to the distributor of the Contracts, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. The underlying funds of the Allianz VIP Fund of Funds Trust do not pay service fees or 12b-1 fees to the Trust, and the Trust does not charge service fees or 12b-1 fees. The underlying funds of the Allianz VIP Fund of Funds Trust or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to Contract Owners. The amount of such service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in the same Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us: Allianz Investment Management LLC, Allianz Global Investors Capital, and Pacific Investment Management Company LLC. The following is a list of the Investment Options available under the Contract, the investment advisers and subadvisers for each Investment Option, the investment objectives for each Investment Option, and the primary investments of each Investment Option.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

INVESTMENT OPTIONS

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL Balanced Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 40% to 60% of assets in the underlying equity index funds and 40% to 60% in the underlying bond index fund.

	AZL Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds.
	AZL Fusion Conservative Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds.
	AZL Fusion Growth Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 70% to 90% of assets in equity funds and approximately 10% to 30% invested in fixed income funds.
	AZL Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds.
	AZL Growth Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 65% to 85% of assets in the underlying equity index funds and 15% to 35% in the underlying bond index fund.

ALLIANZ GLOBAL INVESTORS CAPITAL
Managed by Allianz Global Investors Capital	AZL Allianz AGIC Opportunity Fund	Small Cap	Capital appreciation
At least 65% of its assets in common stocks of “growth” companies (believed by the subadviser to have above-average growth prospects), with market capitalizations of less than $2 billion at the time of investment.

BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Capital Management, Inc.	AZL BlackRock Capital Appreciation Fund	Large Growth	Long-term growth of capital	Invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid-size and large-size companies.
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE index.

	AZL Mid Cap Index Fund	Mid Cap	Match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Allianz Investment Management LLC/BlackRock Institutional Management Corporation	AZL Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Money Market Fund may also become extremely low and possibly negative.

Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL S&P 500 Index Fund	Large Blend	Match total return of the S&P 500®	Normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.
	AZL Small Cap Stock Index Fund	Small Cap	Match performance of the S&P SmallCap 600 Index®	Invests in a representative sample of stocks included in the S&P SmallCap 600 Index®, and in futures whose performance is related to the index, rather than attempting to replicate the index.
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

COLUMBIA
Managed by Allianz Investment Management LLC/ Columbia Management Investment Advisers, LLC	AZL Columbia Mid Cap Value Fund	Mid Cap	Long-term growth of capital
Invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the fund’s subadviser believes are undervalued and have the potential for long-term growth.

	AZL Columbia Small Cap Value Fund	Small Cap	Long-term capital appreciation
Invests at least 80% of net assets in equity securities of companies with market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase that the subadviser believes are undervalued.

DAVIS
Managed by Allianz Investment Management LLC/Davis Selected Advisers, L.P.	AZL Davis NY Venture Fund	Large Value	Long-term growth of capital	Invests the majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.
Managed by Davis Selected Advisers, L.P.	Davis VA Financial Portfolio	Specialty	Long-term growth of capital	At least 80% of net assets in securities issued by companies principally engaged in the financial services sector.
DREYFUS
Managed by Allianz Investment Management LLC/The Dreyfus Corporation	AZL Dreyfus Equity Growth Fund	Large Growth	Long-term growth of capital and income
Primarily invests in common stocks of large, well-established and mature companies. Normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance. May invest in non-dividend paying companies and up to 30% of its total assets in foreign securities.

EATON VANCE
Managed by Allianz Investment Management LLC/Eaton Vance Management	AZL Eaton Vance Large Cap Value Fund	Large Value	Total Return
Invests at least 80% of net assets in equity securities, primarily in dividend-paying stocks, of large-cap companies with market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. May invest up to 25% of total assets in foreign securities, including emerging market securities.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
FIDELITY
Managed by Strategic Advisers, Inc.	Fidelity VIP FundsManager 50% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 35% domestic equity funds, 15% international equity funds, 40% fixed income funds and 10% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 50% Composite Index.

	Fidelity VIP FundsManager 60% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 42% domestic equity funds, 18% international equity funds, 35% fixed income funds and 5% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 60% Composite Index.

FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Advisory Services, LLC	AZL Franklin Small Cap Value Fund	Small Cap	Long-term total return
Under normal market conditions, invests at least 80% of its net assets in investments of small capitalization companies similar to those that comprise the Russell 2500™ Index at the time of investment.

Managed by Allianz Investment Management LLC/Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, and Franklin Advisers, Inc.	AZL Franklin Templeton Founding Strategy Plus Fund	Specialty	Long-term capital appreciation, with income as a secondary goal
Invests in a combination of subportfolios or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. The strategies invest primarily in U.S. and foreign equity and fixed income securities.

Managed by Franklin Advisers, Inc.	Franklin High Income Securities Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests substantially in high yield, lower-rated debt securities (“junk bonds”) and preferred stocks.
	Franklin Income Securities Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
Administered by Franklin Templeton Services, LLC	Franklin Templeton VIP Founding Funds Allocation Fund	Model Portfolio (Fund of Funds)	Capital appreciation with income as a secondary goal.	Invests equal portions in Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund, and Templeton Growth Securities Fund.
Managed by Franklin Advisers, Inc.	Franklin U.S. Government Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
Managed by Franklin Mutual Advisers, LLC	Mutual Global Discovery Securities Fund	International Equity	Capital appreciation	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. Also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Managed by Franklin Mutual Advisers, LLC	Mutual Shares Securities Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. Also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Managed by Franklin Advisers, Inc.	Templeton Global Bond Securities Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Managed by Templeton Global Advisors Limited	Templeton Growth Securities Fund	International Equity	Long-term capital growth	Normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
GATEWAY
Managed by Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture equity market investment returns, while exposing investors to less risk than other equity investments
Normally invests in a broadly diversified portfolio of common stocks, generally consisting of approximately 200 to 400 stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco International Equity Fund	International	Long-term growth of capital	At least 80% of its assets in a diversified portfolio of international equity securities whose issuers are considered by the fund’s subadviser to have strong earnings growth.
	AZL Van Kampen Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal. Secondary objective of long-term growth of capital
Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 25% ot total assets in foreign securities, including emerging market securities.

	AZL Van Kampen Growth and Income Fund	Large Value	Income and long-term growth of capital
Invests at least 65% of total assets in income-producing equity securities, including common stocks and convertible securities; also in non-convertible preferred stocks and debt securities rated “investment grade.” May invest  up to 25% of total assets in foreign securities, including emerging markets.

J.P. MORGAN
Managed by Allianz Investment Management LLC/J.P. Morgan Investment Management, Inc.	AZL JPMorgan U.S. Equity Fund	Large Blend	High total return	Invests at least 80% of its net assets, plus any borrowings for investment purposes, primarily in equity securities of large- and medium-capitalization U.S. companies.
MFS
Managed by Allianz Investment Management LLC/Massachusetts Financial Services Company	AZL MFS Investors Trust Fund	Large Blend	Capital appreciation
Invests primarily in equity securities of companies with large capitalizations that the subadviser believes has above average earnings growth potential, are undervalued, or in a combination of growth and value companies.

MORGAN STANLEY
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc.	AZL Morgan Stanley Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

	AZL Morgan Stanley International Equity Fund	International	Long term capital appreciation	Invests at least 80% of assets in a diversified portfolio of equity securities of issuers selected from a universe comprised of approximately 1,200 companies in non-U.S. markets.
	AZL Morgan Stanley Mid Cap Growth Fund	Mid Cap	Capital growth	At least 80% of net assets in common stocks and other equity securities of mid capitalization growth companies, with market capitalizations within the range of the Russell Midcap Growth Index.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO EqS Pathfinder Portfolio	International Equity	Capital appreciation
Normally invests in equity securities, including common and preferred stock, of issuers that PIMCO believes are undervalued by the market in comparison to PIMCO’s own determination of the company’s value. Invests in securities and instruments that are economically tied to at least three countries (one of which may be the United States).

	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Multi-Asset Portfolio	Specialty	Total return which exceeds a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 20% to 80% of total assets in equity-related investments.

	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
SCHRODER
Managed by Allianz Investment Management LLC/Schroder Investment Management North America Inc.	AZL Schroder Emerging Markets Equity Fund	Specialty	Capital appreciation
Invests at least 80% of its net assets in equity securities of companies that the subadviser believes to be “emerging market” issuers. May invest remainder of assets in securities of issuers located anywhere in the world.

TURNER
Managed by Allianz Investment Management LLC/Turner Investment Partners, Inc.	AZL Turner Quantitative Small Cap Growth Fund	Small Cap	Long-term growth of capital
At least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations (in the range of companies included in the Russell 2000® Growth Index), that the subadviser believes have strong earnings growth potential.

Shares of the Investment Options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with us. Certain Investment Options may also be sold directly to pension and retirement plans that qualify under Section 401 of the Internal Revenue Code. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants. Each Investment Option’s Board of Directors monitor for the existence of any material conflicts, and determine what action, if any, should be taken.

We may enter into certain arrangements under which we, or our affiliate Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, are compensated by the Investment Options’ advisers, distributors and/or affiliates for the administrative services and benefits that we provide to the Investment Options. The amount of the compensation usually is based on the aggregate assets of the Investment Options or other investment portfolios that are attributable to contracts that we issue or administer. Some advisers may pay us more or less than others. The maximum fee that we currently receive is at the annual rate of 0.50% of the average aggregate amount invested by us in the Investment Options. In addition, our affiliate Allianz Life Financial Services, LLC, may receive Rule 12b-1 fees deducted from certain Investment Option assets attributable to the Contract for providing distribution and support services to some Investment Options. Because 12b-1 fees are paid out of an Investment Option’s assets on an ongoing basis, over time they increase the cost of an investment in the Investment Option.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of your selected Investment Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The fund companies that sell Investment Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You can make transfers between the Investment Options subject to the restrictions stated here. Currently there is no maximum limit on the number of transfers we allow, but we may change this in the future. Transfers may also be subject to a transfer fee, discussed in section 6, Expenses.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

The following applies to any transfer.

•
The minimum transfer is $1,000 or the entire amount in the Investment Option, if less. We waive this requirement under the dollar cost averaging and flexible rebalancing programs, and under the allocation and transfer restrictions for Investment Protector, Income Protector or Investment Plus.

•	We may choose not to allow you to make transfers during the free look/right-to-examine period.
•	Your request for a transfer must clearly state:
–	which Investment Options are involved in the transfer; and
–	how much you wish to transfer.
•
If you select Investment Protector, Income Protector or Investment Plus, your transfer instructions must comply with restrictions discussed under “Investment Option Allocation Restrictions and Quarterly Rebalancing” in section 11.a, Investment Protector; section 11.b, Income Protector; or section 11.c, Investment Plus.

•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.
•
Transfers of Contract Value between Investment Options do not change your future Purchase Payment allocation instructions or how we rebalance your Contract Value on each Quarterly Anniversary if you select Investment Protector, Income Protector or Investment Plus. In order to change this quarterly rebalancing when you make a transfer, you must also change your future allocation instructions.

When you make a transfer request, we process the request based on the accumulation unit values and/or annuity unit values next determined after receipt of the request in Good Order at our Service Center. The accumulation unit values and annuity unit values are normally determined at the end of each Business Day and any transfer request received at or after the end of the current Business Day receives the next Business Day’s accumulation unit values and/or annuity unit values.

The Investment Options may, in the future, add policies or change existing policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group of Investment Options if the investment adviser to one or more of the Investment Options determines that the Owner or his or her designee requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the managers of the Investment Options.

NOTE: This Contract is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

NOTE FOR PARTIAL ANNUITIZATIONS:  Transfer instructions apply equally to the accumulation and all annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract.

Electronic Transfers

You can currently request transfers by telephone, fax, or by website at http:// www.allianzlife.com. We do not currently accept transfer instructions from you through any other form of electronic communication. We accept transfer instructions from any Owner unless we are instructed otherwise. We may also allow you to authorize someone else to request transfers on your behalf. We use reasonable procedures to confirm that electronic instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request and to discontinue or modify our electronic transfer privileges at any time and for any reason.

When you make an electronic transfer request, we process the request based on the accumulation unit values next determined after receipt of the request at our Service Center. If a Service Center representative does not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s accumulation unit values.

Please note that telephone, fax and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your transfer request in writing to our Service Center.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

By authorizing electronic transfers, you authorize us to accept and act upon such instructions for transfers involving your Contract. There are risks associated with electronic transactions that do not occur if you submit a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone who provides your password; we cannot verify that the person providing electronic transfer instructions via the website is you or is authorized by you.

EXCESSIVE TRADING AND MARKET TIMING

We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

•
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into the Investment Option at prices that are below their true value or transfer out of the Investment Option at prices that are higher than their true value.

•
An adverse effect on portfolio management, such as causing the Investment Option to maintain a higher level of cash than would otherwise be the case, or causing the Investment Option to liquidate investments prematurely.

•	Increased brokerage and administrative expenses.

We attempt to protect our Owners and the Investment Options from potentially disruptive trading, through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by the terms of the Contract or applicable state law, we may:

•	Limit the frequency of transfers (for example, prohibit more than one transfer a week, or more than two a month, etc.).
•	Restrict the method of making a transfer (for example, requiring that all transfers be sent by first class U.S. mail and rescinding the telephone, fax or website transfer privileges).
•
Require a minimum time period between each transfer into or out of a particular Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the following Investment Options when available in your Contract: any fixed option, the AZL Money Market Fund, and Investment Options offered through the Allianz Variable Insurance Products Fund of Funds Trust. Round trips are transfers into and back out of a particular Investment Option, or transfers out of and back into a particular Investment Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•	Limit the dollar amount of any Purchase Payment or transfer request allocated to any Investment Option at any one time.
•	Impose redemption fees on short-term trading (or implementing and administering redemption fees imposed by one or more of the Investment Options).
•	Prohibit transfers into specific Investment Options.
•	Impose other limitations or restrictions.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine that it constitutes disruptive trading, we will also impose transfer restrictions. Transfer restrictions may include refusing to take orders by fax, telephone or website and requiring the submission of all transfer requests via first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions on a Contract if we determine, in our sole discretion, that the transfers are disadvantageous to other Owners. We will notify the Owner in writing if we impose transfer restrictions on the Owner.

We do not include automatic transfers made under any programs we provide, or automatic transfers made under any of the Contract features, when applying our market timing policy.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

We have adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by the Owners’ legitimate interest in diversifying their investment and making periodic asset re-allocations based upon their personal situations or overall market conditions. We attempt to protect the Owners’ interests in making legitimate transfers by providing reasonable and convenient methods of making transfers that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures that are discussed above. In determining whether a transfer is appropriate, we may, but are not required to, take into consideration the relative size of a transaction, whether the transaction was purely a defensive transfer into the AZL Money Market Fund, and whether the transaction involved an error or similar event. We may also reinstate telephone, fax or website transfer privileges after we have revoked them, but we will not reinstate these privileges if we have reason to believe that they might be used for disruptive trading purposes in the future.

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.

•	Revoking telephone, fax or website transfer privileges will successfully deter all potentially disruptive trading.

In addition, certain of the Investment Options are available to insurance companies other than us and we do not know whether those other insurance companies have adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be.

As a result of the fact that we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of an Investment Option’s shares are subject to acceptance by that Investment Option. We reserve the right to reject, without prior notice, any transfer request into an Investment Option or allocation of a Purchase Payment to an Investment Option if the order to purchase the Investment Option’s shares is not accepted for any reason. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we are required to provide the underlying fund with information about you and your trading activities into or out of one or more Investment Options. This information will be provided to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and in what form trading restrictions may be applied, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s telephone, fax or website transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or allocations of Purchase Payments to that Investment Option. We will notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if other persons are able to engage in practices that may constitute disruptive trading, and that result in negative effects.

DOLLAR COST AVERAGING (DCA) PROGRAM

The DCA program allows you to systematically transfer a set amount of Contract Value each month from the AZL Money Market Fund to your selected Investment Options. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, dollar cost averaging does not directly result in a Contract Value gain or protect against a market loss.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

You can elect to participate in either the six- or twelve-month DCA program by properly completing our DCA form. You can choose to participate in this program at any time during the Accumulation Phase and you can participate more than once. There are no fees for DCA program transfers and we do not currently count these transfers against the free transfers that we allow. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

If you choose to immediately participate in this program, we apply 100% of the initial Purchase Payment to the AZL Money Market Fund. If you choose to participate later, you must allocate at least an additional $1,500 to the AZL Money Market Fund, in addition to any Contract Value currently in that fund. Each month while the program is in effect, we transfer Contract Value from the AZL Money Market Fund according to your future Purchase Payment allocation instructions.

We make DCA transfers on the tenth of the month, or the next Business Day if the tenth is not a Business Day. We must receive your DCA program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these transfers, or your program participation will not begin until next month. The amount that we transfer each month is equal to the amount you applied to this program (adjusted for Investment Option performance), divided by the number of remaining transfers to be made during your program’s period.

Your participation in the program ends when any of the following occurs:

•	the DCA program period ends (which is either six or twelve months);
•	on the Benefit Date you begin receiving Lifetime Plus Payments if you select Income Protector;
•	on the Benefit Election Date you request to begin receiving Lifetime Income Payments if you select Investment Plus;
•	you request to end the program (your request must be received at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the tenth to end that month); or
•	your Contract ends.

If you request to end the program, or the program ends because Lifetime Plus Payments begin or you request to begin Lifetime Income Payments, we transfer any remaining Contract Value in the AZL Money Market Fund according to your future allocation instructions on the Business Day your DCA program ends.

NOTE FOR CONTRACTS WITH INVESTMENT PROTECTOR, INCOME PROTECTOR OR INVESTMENT PLUS: Quarterly rebalancing transfers under these benefits do not move Contract Value allocated to the DCA program into or out of the AZL Money Market Fund.

FLEXIBLE REBALANCING PROGRAM

You can choose to have us rebalance your Contract Value. Once we invest your money in your selected Investment Option subaccounts, the Investment Option performance may cause your chosen allocation to shift. Flexible rebalancing is designed to help you maintain your specified allocation mix among your selected Investment Options. You can direct us to automatically readjust your Contract Value in the Investment Options on a quarterly, semi-annual or annual basis according to your instructions. Flexible rebalancing transfers are made on the 20th of the month, or the prior Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process this rebalancing, or you program will not begin until next month. If you participate in the flexible rebalancing program, there are no fees for the transfers made under this program and we do not currently count these transfers against any free transfers that we allow. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.

NOTE: This program is not available if you select Investment Protector, Income Protector or Investment Plus.

FINANCIAL ADVISERS – ASSET ALLOCATION PROGRAMS

If you have a relationship with a personal investment adviser and the advisory agreement provides that you pay all or a portion of your adviser’s fees out of the Contract, we will, pursuant to written instructions from you in a form acceptable to us, make a withdrawal from the Contract to pay these fees. We treat any fee that is withdrawn as a withdrawal under the terms of this Contract. As a withdrawal, it is treated as a distribution from taxable earnings first, and then as a non-taxable return of Purchase Payments. If any Owner is under age 59½, the withdrawal may be subject to a 10% federal penalty tax. You should consult a tax adviser regarding the tax treatment of the payment of financial adviser fees from your Contract.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

We do not set the amount of the fees charged or receive any portion of the fees from your adviser. Any fee charged by your adviser is in addition to this Contract’s fees and expenses. We are not party to your agreement with your adviser. You should ask your adviser for any details about the compensation he or she receives in connection with your Contract.

Please note that the adviser you engage to provide advice and/or to make transfers for you is acting on your behalf, not our behalf. We do not review or approve the actions of any adviser, and do not assume any responsibility for these actions. However, we do reserve the right to request and review an adviser’s transaction history before granting your request to allow the adviser to act on your behalf. If, in our sole discretion, we believe the adviser's trading history indicates a pattern of excessive trading, we reserve the right to deny that adviser trading authority. If we grant trading authority, that adviser is subject to the same limitations applicable to Owners.

VOTING PRIVILEGES

We are the legal owner of the Investment Option shares. However, when an Investment Option solicits proxies in conjunction with a shareholder vote that affects your investment, we obtain instructions as to how to vote those shares from all affected Owners. We then vote all of the shares we own, including any shares that we own on our own behalf, in proportion to those instructions. Because of this proportional voting, and because many Owners do not provide us with voting instructions, a small number of Owners may determine a vote’s outcome. Should we determine that we are no longer required to obtain your voting instructions, we vote the shares in our own right. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.

•
You are permitted to cast votes based on the dollar value of the Investment Option’s shares that we hold for your Contract in the corresponding subaccount. We calculate this value based on the number of accumulation/annuity units allocated to your Contract on the record date and the value of each unit on that date. We count fractional votes.

•	We determine the number of shares that you can vote.

•	You receive any proxy materials and a voting instruction form, as well as periodic reports relating to the Investment Options in which you have an interest.

5.	OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of our general account assets and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. It is possible for our general account assets to lose value. Subject to applicable law, we have sole discretion over the investment of our general account assets.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered interests in our general account under the Securities Act of 1933. As a result, the SEC has not reviewed the disclosures in this prospectus relating to our general account.

We do not currently offer any general account investment choices during the Accumulation Phase. Any Contract Value you allocate to provide fixed Annuity Payments during the Annuity Phase becomes part of our general account. Any guaranteed values provided by this Contract in excess of the Contract Value are subject to our claims paying ability.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

6.	EXPENSES

There are charges and other expenses associated with the Contract that reduce your investment return. These charges and expenses are described in detail in this section.

MORTALITY AND EXPENSE RISK (M&E) CHARGE

Each Business Day during the Accumulation and Annuity Phases, we make a deduction from your Investment Options’ assets for the M&E charge. We do this as part of our calculation of the value of the accumulation and annuity units. We calculate and accrue the M&E charge on a daily basis, at an annualized rate of the net asset value of an Investment Option, and we use that net asset value to calculate the accumulation unit value during the Accumulation Phase and the annuity unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any amounts you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on amounts you apply to fixed Annuity Payments.

Some or all of the optional benefits may not be available to you; check with your Financial Professional. For information on when you can add any of the optional benefits to your Contract, or which optional benefits you can combine please see section 11, Selection of Optional Benefits.

Each of the optional benefits listed below carries an additional M&E charge during the Accumulation Phase. We assess the additional M&E charge during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. If you take variable Annuity Payments during the Annuity Phase, the additional M&E charge for the Bonus Option continues until your variable Annuity Payments end.

	M&E Charge
	Accumulation Phase	Annuity Phase
Base Contract	1.40%	1.40%
Additional Charges for Optional Benefits
Maximum Anniversary Death Benefit	0.30%	NA
Bonus Option	0.50%	0.50%
Short Withdrawal Charge Option	0.25%	NA
No Withdrawal Charge Option	0.35%	NA
Because the Contract allows Partial Annuitization, it is possible for one portion of the Contract to be in the Accumulation Phase and other portions to be in the Annuity Phase at the same time. It is also possible to have a different M&E charge on different portions of the Contract at the same time if you take a variable Partial Annuitization.

This charge compensates us for all the insurance benefits provided by your Contract, for example:

•	our contractual obligation to make Annuity Payments,
•	the death, income, and withdrawal benefits under the Contract,
•	certain expenses related to the Contract, and
•	for assuming the risk (expense risk) that the current charge will be insufficient in the future to cover the cost of administering the Contract.

If the M&E charge is sufficient to cover such costs and risks, any excess is profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

RIDER CHARGE

If you select Investment Protector, Income Protector or Investment Plus, we deduct a rider charge from your Contract Value during the Accumulation Phase while your selected benefit is in effect and your Contract Value is positive. The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector, or a percentage of the Lifetime Income Value under Investment Plus. The Benefit Base and Lifetime Income Value are the amounts we use to calculate the initial annual maximum lifetime payments under your selected benefit. We calculate the daily rider charge amount beginning on the day after the rider effective date, and we deduct it for each quarter on the earlier of the following: at the end of the last Business Day before the Quarterly Anniversary or when we deduct the final rider charge.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

The current and maximum rider charges listed here for these optional benefits apply to benefits that you select while this prospectus is in effect. If you add one of these optional benefits to your Contract in the future, it is subject to the rider charge (current, minimum and maximum) stated in the prospectus that is in effect at the time the benefit is added to your Contract.

Rider Charge during the Accumulation Phase
	Maximum	Minimum	Current
Investment Protector	2.50%	0.35%	0.90%
Income Protector Single Lifetime Plus Payments Joint Lifetime Plus Payments	2.50% 2.75%	0.50% 0.50%	1.05% 1.20%
Investment Plus Single Lifetime Income Payments Joint Lifetime Income Payments	2.50% 2.50%	0.50% 0.50%	1.50% 1.50%
We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary, subject to the maximum and minimum rider charges stated here. However, in any twelve-month period we cannot increase or decrease the rider charge for Investment Protector more than 0.35% and we cannot increase or decrease the rider charge for Income Protector or Investment Plus more than 0.50%. If we increase the rider charge for your selected benefit, we notify you in writing at least 30 days before the increase to allow you to remove the benefit before the increase takes effect.

Changes to the Target Value, Benefit Base, or Lifetime Income Value change the amount we deduct from your Contract for the rider charge. For example, assume you have Income Protector and receive an annual payment increase to your Lifetime Plus Payment due to an increase in your Contract Value. This also increases your Benefit Base which causes an increase in the amount of your daily rider charge. Similarly, an Excess Withdrawal decreases both your Benefit Base and the amount of your daily rider charge.

The deduction of the rider charge decreases your Contract Value on a dollar for dollar basis. We deduct the rider charge from the Contract Value, determined at the end of the last Business Day before each Quarterly Anniversary, before we use that Contract Value to compute any of the guaranteed values available under the optional benefits for this Contract. We deduct the rider charge proportionately from the Investment Options as set out in your Contract. The rider charge compensates us for the expenses and risks associated with the guarantees provided under the optional benefits. If the rider charge is sufficient to cover such costs and risks, any excess is profit to us. We anticipate making such a profit, and using it to cover distribution expenses as well as the cost of providing certain features under the Contract.

We will deduct the final rider charge on the Business Day your selected benefit ends. If your benefit ends due to death, we deduct the final rider charge from the Contract Value before calculating the death benefit. If your benefit ends because you take a full withdrawal or Excess Withdrawal of the entire Contract Value, we will deduct the final rider charge before we calculate the withdrawal charge. If, on a Quarterly Anniversary your Contract Value at the end of the prior Business Day is less than the rider charge that we are to deduct, we will deduct your entire remaining Contract Value to cover the final rider charge and reduce your Contract Value to zero. If the deduction of the final rider charge reduces your Contract Value to zero, the Contract, rider and any Lifetime Plus Payments or Lifetime Income Payments (if applicable) will continue although we will no longer assess or deduct the rider charge.

CONTRACT MAINTENANCE CHARGE

We deduct $30 from the Contract annually as a contract maintenance charge during the Accumulation Phase. The charge is for the expenses associated with the administration and maintenance of the Contract. The deduction of the contract maintenance charge decreases your Contract Value on a dollar for dollar basis. We deduct the contract maintenance charge from the Contract Value determined at the end of the last Business Day before the Contract Anniversary. We make this deduction before we use that Contract Value to compute any of the guaranteed values available under your optional benefits. We deduct this charge proportionately from the Investment Options. This charge cannot be increased.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

We waive this charge if the Contract Value is at least $100,000 at the time we are to deduct the charge. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct any applicable contract maintenance charge. If you own more than one Vision New York Contract, we waive the contract maintenance charge if the total Contract Value on all Vision New York Contracts registered under the same individual’s social security or tax identification number is at least $100,000. We also waive this charge against amounts paid out as death benefits or during the Annuity Phase.

If the Contract is owned by a non-individual (for example, a qualified plan or trust), we look to the Annuitant to determine if we assess the charge.

WITHDRAWAL CHARGE

The Base Contract provides a seven year withdrawal charge schedule. If you select the Bonus Option or Short Withdrawal Charge Option, you will have a different withdrawal charge schedule. However, if you select the No Withdrawal Charge Option, you are not subject to a withdrawal charge. The Bonus Option, the Short Withdrawal Charge Option and the No Withdrawal Charge Option each carry an additional M&E charge. Once you select one of these optional benefits, you cannot cancel it. Check with your Financial Professional regarding availability of the optional benefits and be sure to discuss whether the benefit is appropriate for your situation.

You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if any part of the withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. The withdrawal charge compensates us for expenses associated with selling the Contract. We do not assess the withdrawal charge on amounts we deduct to pay other Contract charges or penalty-free withdrawals. However, amounts withdrawn to pay investment adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege. Penalty-free withdrawals include: withdrawals under the free withdrawal privilege and waiver of withdrawal charge benefit; payments under our minimum distribution program; Annuity Payments; Lifetime Plus Payments under Income Protector; and Lifetime Income Payments under Investment Plus.

The total amount under your Contract that is subject to a withdrawal charge is the Withdrawal Charge Basis. The Withdrawal Charge Basis is equal to the total Purchase Payments, less any withdrawals from the Contract (including any applicable withdrawal charge). We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay other Contract charges. We do not adjust the Withdrawal Charge Basis for any gains or losses on your Investment Options. This means that on a full withdrawal, if the Contract Value has declined due to poor performance of your selected Investment Options, the withdrawal charge may be greater than the amount available for withdrawal. Because we assess the withdrawal charge against the Withdrawal Charge Basis, in some instances, the Contract Value may be positive, but you do not receive a distribution due to the amount of the withdrawal charge.

NOTE REGARDING PARTIAL ANNUITIZATIONS: Amounts applied to Partial Annuitizations reduce the Withdrawal Charge Basis proportionately by the percentage of Contract Value you annuitize.
For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we make withdrawals from your Contract in the following order.

1.
First, we withdraw any Purchase Payments that are beyond your Contract’s withdrawal charge period (for example, if you have a Base Contract, Purchase Payments that we have had for seven or more complete years). We do not assess a withdrawal charge on these Purchase Payments.

2.
If this is a partial withdrawal, we withdraw any Purchase Payments available under the free withdrawal privilege and we do not assess a withdrawal charge. For more information, see section 8, Access to Your Money – Free Withdrawal Privilege.

3.
Next, on a FIFO basis, we withdraw Purchase Payments that are within your Contract’s withdrawal charge period. We do assess a withdrawal charge on these Purchase Payments, but we withdraw them on a FIFO basis, which may help reduce the total withdrawal charge you pay because the withdrawal charge declines over time. We determine your total withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage and then totaling the charges.

4.
Finally, we withdraw any Contract earnings. Bonuses (if applicable) and any earnings thereon are treated as earnings under the Contract for purposes of the withdrawal charge. We do not assess a withdrawal charge on Contract earnings.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

We keep track of each Purchase Payment we receive. The amount of the withdrawal charge depends upon the length of time since we received each Purchase Payment. The charge as a percentage of each Purchase Payment withdrawn is as follows.

Number of Complete Years Since We Received Your Purchase Payment	Withdrawal Charge Amount
	Base Contract	Contract with the Bonus Option	Contract with the Short Withdrawal Charge Option	Contract with the No Withdrawal Charge Option
0	8.5%	8.5%	8.5%	0%
1	8.5%	8.5%	7.5%	0%
2	7.5%	8.5%	5.5%	0%
3	6.5%	8%	3%	0%
4	5%	7%	0%	0%
5	4%	6%	0%	0%
6	3%	5%	0%	0%
7	0%	4%	0%	0%
8	0%	3%	0%	0%
9 years or more	0%	0%	0%	0%
There is no withdrawal charge under the following circumstances:

•	for the Base Contract, when you withdraw a Purchase Payment that we have had for seven complete years,

•	for a Contract with the Bonus Option, when you withdraw a Purchase Payment that we have had for nine complete years,

•	for a Contract with the Short Withdrawal Charge Option, when you withdraw Purchase Payments we have had for four complete years, or

•	if you have a Contract with the No Withdrawal Charge Option.

Upon a full withdrawal, we first deduct any applicable contract maintenance charge, then we deduct any applicable rider charge, then we calculate the withdrawal charge. For a full withdrawal, we deduct any applicable withdrawal charge as a percentage of the Withdrawal Charge Basis from the total Contract Value and send you the remaining amount. For a partial withdrawal, we deduct the amount you request, plus any applicable withdrawal charge from the total Contract Value. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge proportionately from the selected Investment Options. If a partial withdrawal occurs on a day that we also assess the rider charge and/or contract maintenance charge, we assess these charges in this order after we deduct the withdrawal and any applicable withdrawal charge from the Contract Value.

Example: You purchase a Base Contract with an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a withdrawal of $52,000. We would withdraw money from the Contract Value and compute the withdrawal charge as follows.

1)	Purchase Payments that are beyond the withdrawal charge period. All payments are still within the withdrawal charge period so this does not apply.
2)
Amounts available under the free withdrawal privilege. You did not take any other withdrawals this year so you can withdraw up to 12% of your total payments (or $12,000) without incurring a withdrawal charge.

3)
Purchase Payments on a FIFO basis. The total amount we withdraw from the first Purchase Payment is $30,000, which is subject to a 7.5% withdrawal charge, and you receive $27,750. We determine this amount as follows:

(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:
$30,000 x 0.925 = $27,750.

Next we determine how much we need to withdraw from the second Purchase Payment. So far you received $39,750 ($12,000 under the partial withdrawal privilege and $27,750 from the first Purchase Payment), so we would need to withdraw $12,250 from the second Purchase Payment to get you the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and the withdrawal charge you pay on this amount as follows:

(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:
$12,250 ÷ 0.915 = $13,388
4)	Contract earnings. As we already withdrew your requested amount, this does not apply.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

In total we withdrew $55,388 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,388.

NOTE: Withdrawals may have tax consequences and, if taken before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, under Non-Qualified Contracts, withdrawals are considered to have come from the last money you put into the Contract. Thus, for tax purposes, earnings are considered to come out first.

Reduction or Elimination of the Withdrawal Charge

We may reduce or eliminate the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if there is a large group of individuals purchasing the Contract or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life of New York or any of its affiliates. Also, we may reduce or waive the withdrawal charge when a Contract is sold by a Financial Professional appointed with Allianz Life of New York to any members of his or her immediate family and the Financial Professional waives their commission. We require our prior approval for any reduction or elimination of the withdrawal charge.

TRANSFER FEE

You can currently make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we deduct a transfer fee of $25 for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following transfers are not subject to a transfer fee and do not count against any free transfers we allow: dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under Investment Protector, Income Protector or Investment Plus. Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We deduct this fee on a dollar for dollar basis from the Contract Value determined at the end of the Business Day that we process the transfer request. If you are transferring from multiple Investment Options, we deduct this fee proportionately from the Investment Options from which the transfer is made. If you transfer the total amount in the Investment Option, then we deduct a transfer fee from the amount transferred. Transfer instructions apply equally to all accumulation and annuitization portions of the Contract. You cannot make transfers selectively within different portions of the Contract. We count transfers at the Contract level, and not by the number of portions in the Contract. For example, if you take a Partial Annuitization and your Contract is in both the Accumulation and Annuity Phases and you request a transfer, we count that as one transfer, even though we make the transfer in both portions of the Contract.

PREMIUM TAX

Premium tax is not currently assessed in New York. However, we reserve the right to deduct this tax from your Contract Value if New York enacts legislation requiring us to pay premium tax, or if the Owner lives in a state where premium tax applies. Where premium tax applies, currently we do not deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAX

We reserve the right to deduct from the Contract any income tax that we may incur because of the Contract. Currently, we are not making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from the assets of the various Investment Options for operating expenses (including management fees) that are described in the Fee Tables in this prospectus and in the prospectuses for the Investment Options. These charges apply during the Accumulation and Annuity Phases if you make allocations to the Investment Options. These expenses reduce the performance of the Investment Options and, therefore, negatively affect your Contract Value and the amounts available for withdrawals and Annuity Payments. They may also negatively impact the death benefit proceeds. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

7.	TAXES

NOTE: We have prepared the following information on taxes as a general discussion of the subject. The Contract offers flexibility regarding how distributions can be taken. Not all of these distributions (or their attendant tax consequences) are discussed in this section. This information is not intended as tax advice. You should, therefore, consult your own tax adviser about your own circumstances. We have included additional information regarding taxes in the Statement of Additional Information. For more information on the taxation of Annuity Payments made under a Partial Annuitization, see section 3, The Annuity Phase – Partial Annuitization. For more information on the taxation of Lifetime Plus Payments, see section 11.b, Income Protector. For more information on Lifetime Income Payments, see section 11.c, Investment Plus.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you are not taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you are taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract. When a Non-Qualified Contract is owned by a non-individual (for example, a corporation or certain other entities other than a trust holding the Contract as an agent for an individual), the Contract generally is not treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.

QUALIFIED CONTRACTS

If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract does not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

We may issue the following types of Qualified Contracts.

•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service (IRS) has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA Contracts are not currently available under this Contract. However, that may change in the future.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

Qualified Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions.

MULTIPLE CONTRACTS

Section 72(e)(12) of the Code provides that multiple Non-Qualified deferred annuity contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. Guidance from the IRS, however, confirmed that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before entering into a partial exchange of an annuity contract.

DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as the Owner, generally are not taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received generally is treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments and Lifetime Income Payments are treated as partial withdrawals. While the Benefit Base or Lifetime Income Value is greater than the Contract Value, if you begin receiving Lifetime Plus Payments or Lifetime Income Payments, it is possible that the IRS could assert that the amount you receive is taxable as ordinary income up to an amount equal to the excess of the Benefit Base or Lifetime Income Value immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally is taxable only to the extent it exceeds your investment in the Contract.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

If you take an annuitization, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) should be treated as annuity payments (and not withdrawals) for tax purposes. Upon annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and is not taxed. The remaining portion of the payment is treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid out all of your Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions are exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1)	paid on or after you reach age 59½;
2)	paid after you die;
3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
5)	paid as annuity payments under an immediate annuity; or
6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun, will result in the modification of the series of substantially equal payments and therefore result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments also results in a modification of the payments.

DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions are exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;
2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)	after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
4)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
5)	distributions made on account of an IRS levy upon the Qualified Contract;
6)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception no longer applies after you have been re-employed for at least 60 days);

7)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
8)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
9)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

10)
a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun, will result in the modification of the series of substantially equal payments and therefore result in the imposition of the 10% federal penalty tax and interest for the period as described above, unless another exception to the federal penalty tax applies. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments also results in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date has an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70½ or older, you should consult with a tax adviser before taking a partial withdrawal.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The investment in the Contract is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the investment in the Contract at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.

The transfer or assignment of ownership of the Contract, the designation of an Annuitant, the selection of certain Income Dates, or the exchange of the Contract may result in certain other tax consequences that are not discussed here. An Owner contemplating any such transfer, assignment, or exchange should consult a tax adviser as to the tax consequences.

DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

WITHHOLDING

Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can, however, generally elect not to have tax withheld from distributions unless they are subject to mandatory state withholding.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

“Eligible rollover distributions” from qualified plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except required minimum distributions as required by the Code, a series of substantially equal periodic payments made for life or a period of ten years or more, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract, an Owner should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents generally are subject to federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

DIVERSIFICATION

The Code provides that the underlying investments for a Non-Qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Options are being managed so as to comply with the requirements.

In some circumstances, owners of variable annuities who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the Owner should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners from being treated as the owners of the underlying Separate Account assets.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions specifying how amounts are distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that: (a) if any Owner dies on or after you take a Full Annuitization, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner’s death; and (b) if any Owner dies before you take a Full Annuitization, the entire interest in the Contract must be distributed within five years after the date of the Owner’s death. These requirements are considered satisfied as to any portion of an Owner’s interest that is payable to or for the benefit of a designated Beneficiary and that is distributed over the life of such designated Beneficiary, or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts.

8.	ACCESS TO YOUR MONEY

The money in the Contract is available under the following circumstances:

•	by taking a withdrawal of the Contract Value;
•	by taking a withdrawal of the Target Value on the last Business Day before each Target Value Date (if you select Investment Protector);
•	by taking a withdrawal of the Protected Investment Value on the last Business Day before each Protected Investment Date (if you select Investment Plus);
•	by taking Lifetime Plus Payments (if you select Income Protector);
•	by taking Lifetime Income Payments (if you select Investment Plus);
•	by taking required minimum distributions (Qualified Contracts only);
•	by taking Annuity Payments; or
•	when we pay a death benefit.

You can take withdrawals from any part of the Contract that is in the Accumulation Phase. We process any request for a withdrawal based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the value determined at the end of the next Business Day.

When you take a full withdrawal, we process the withdrawal on the Business Day we receive the request in Good Order at our Service Center:

•	based upon the number of accumulation units held by the Contract on that Business Day and valued at the next available daily price,
•	less any applicable rider charge,
•	less any applicable withdrawal charge, and
•	less any contract maintenance charge.

See the Fee Tables and section 6, Expenses for a discussion of the charges.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a request for a partial withdrawal that would reduce the Contract Value below this minimum as a request for a full withdrawal of the Contract.

*	This limitation does not apply to Lifetime Plus Payments or Lifetime Income Payments, systematic withdrawals, or required minimum distributions.
**	This limitation does not apply to Lifetime Plus Payments or Lifetime Income Payments.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. If you select Investment Protector, Income Protector, or Investment Plus and take a partial withdrawal from specific Investment Options, the benefit’s quarterly rebalancing feature moves money back into those Investment Options at the end of the quarter unless you also change your future Purchase Payment allocation instructions.

We pay the amount of any withdrawal from the Investment Options within seven days of when we receive your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the “Suspension of Payments or Transfers” discussion later in this section).

We may be required to provide information about you or your Contract to government regulators. We may also be required to stop disbursements from your Contract and thereby refuse any request for transfers, and refuse to pay any withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator.

NOTE: Ordinary income taxes and tax penalties may apply to any withdrawal you take.

NOTE FOR CONTRACTS WITH INVESTMENT PROTECTOR OR INVESTMENT PLUS:  The Target Value or Protected Investment Value is only guaranteed to be available on the last Business Day before each Target Value Date or Protected Investment Date. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal.

FREE WITHDRAWAL PRIVILEGE

We do not deduct a withdrawal charge from amounts withdrawn under the free withdrawal privilege. The free withdrawal privilege for each Contract Year is equal to 12% of your total Purchase Payments, less any previous withdrawals taken under the free withdrawal privilege or as required minimum distribution payments in that same Contract Year. Any unused free withdrawal privilege in one Contract Year is not added to the amount that is available in the next Contract Year.

If you withdraw Purchase Payments that are beyond the withdrawal charge period, those withdrawals are not subject to a withdrawal charge and they do not reduce your free withdrawal privilege. If you withdraw a Purchase Payment that is subject to a withdrawal charge and the withdrawal is more than the free withdrawal privilege, the excess amount is subject to a withdrawal charge. If you take a full withdrawal, the free withdrawal privilege applies and you receive any remaining free withdrawal privilege for that Contract Year without charge. All withdrawals (including withdrawal charges), reduces the Withdrawal Charge Basis.

The minimum distribution program allows you to take withdrawals without the deduction of the withdrawal charge under certain circumstances. For more information, see “The Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” discussion later in this section.

NOTE: The free withdrawal privilege is not available while you are receiving Lifetime Plus Payments or Lifetime Income Payments.

WAIVER OF WITHDRAWAL CHARGE BENEFIT

Under certain circumstances, after the first Contract Year, we permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary. The waiver does not apply if any Owner was confined to a nursing home on the Issue Date. If the Contract is owned by a non-individual, this benefit is available if the Annuitant becomes so confined for the required period. We require proof of confinement in a form satisfactory to us before we waive the withdrawal charge. Amounts withdrawn under this benefit reduce the Withdrawal Charge Basis.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

SYSTEMATIC WITHDRAWAL PROGRAM

If your Contract Value is at least $25,000, the systematic withdrawal program provides automatic monthly or quarterly payments to you. The minimum amount you can withdraw under this program is $500. There is no restriction on the maximum you may withdraw under this program if your Purchase Payments are no longer subject to a withdrawal charge. While the withdrawal charge is in effect, the systematic withdrawal program is subject to the free withdrawal privilege. The total systematic withdrawals that you can take each Contract Year without incurring a withdrawal charge is limited to your free withdrawal privilege amount for that Contract Year. With the exception of payments under the minimum distribution program, any withdrawals in a Contract Year (including systematic withdrawals) that exceed the free withdrawal privilege, are subject to any applicable withdrawal charge. For more information, see section 6, Expenses – Withdrawal Charge and the “Free Withdrawal Privilege” discussion that appears earlier in this section.

All systematic withdrawals are made on the ninth of the month, or the Business Day before if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program will not begin until the next month. Your participation in this program continues until you request that it end, or you withdraw your total Contract Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.

NOTE:

•	Ordinary income taxes and tax penalties may apply to systematic withdrawals.
•	The systematic withdrawal program is not available while you are receiving required minimum distribution payments, Lifetime Plus Payments or Lifetime Income Payments.

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own a Qualified Contract, you can participate in the minimum distribution program during the Accumulation Phase. Under this program, we make payments to you that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the Business Day before if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these payments, or your program will not begin until the next month.

Lifetime Plus Payments or Lifetime Income Payments can also be used to satisfy your RMD needs. If you begin Lifetime Plus Payments or Lifetime Income Payments while participating in the minimum distribution program, any RMD payments you were receiving under the program end on the Business Day immediately before the Benefit Date or Benefit Election Date (as applicable). You remain in the program (unless you choose to end it), and if your selected benefit’s payments and any other withdrawals you choose to take during a calendar year do not fully satisfy your RMD, we do one of the following. If you selected Income Protector, we either increase your remaining Lifetime Plus Payment or send you an additional RMD payment to satisfy the remaining RMD needs at the end of the year. If you selected Investment Plus, we send you an additional RMD payment to satisfy the remaining RMD needs at the end of the year. For more information, see the note in section 11.b, Income Protector – Calculating Your Lifetime Plus Payments, or section 11.c, Investment Plus – Calculating Your Lifetime Income Payments.

NOTE:

•	You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.
•	The minimum distribution program is not available while you are receiving systematic withdrawals.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.
*	Including Lifetime Plus Payments, Lifetime Income Payments, Excess Withdrawals, and/or Cumulative Withdrawals.

9.	ILLUSTRATIONS

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we may provide you with certain personalized illustrations upon request and free of charge. These illustrations may provide hypothetical depictions of either the Accumulation Phase or the Annuity Phase. You can request an illustration free of charge by contacting your Financial Professional.

10.	DEATH BENEFIT

The death benefit provided by the Base Contract is the Traditional Death Benefit. The Contract previously offered the Quarterly Value Death Benefit which is described in Appendix G. If available, you may be able to select the Maximum Anniversary Death Benefit at Contract issue. Death benefits are only available during the Accumulation Phase of the Contract. For more information on the Maximum Anniversary Death Benefit, please see section 11.d, Other Optional Benefits – Maximum Anniversary Death Benefit. Be sure to discuss with your Financial Professional whether your selected death benefit is appropriate for your situation.

The use of the term “you” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

If you die during the Accumulation Phase, we process the death benefit based on the accumulation unit values determined after we receive both due proof of death and an election of the death benefit payment option in Good Order at our Service Center. If we receive this information at or after the end of the current Business Day, we base the death benefit on the next Business Day’s accumulation unit values. We consider due proof of death to be any of the following: a copy of the certified death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof that we consider to be satisfactory.

If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit they are entitled to when we receive their required information in Good Order at our Service Center. Also, any part of the death benefit amount that had been invested in the Investment Options remains in the Investment Options until distribution begins. From the time the death benefit is determined until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we no longer accept additional Purchase Payments and we do not process requested transfers.

TRADITIONAL DEATH BENEFIT

We determine the Traditional Death Benefit as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. It is the greater of the Contract Value (after deduction of the final rider charge, if applicable), or the Traditional Death Benefit value.

The Traditional Death Benefit value is the total of all Purchase Payments received, reduced proportionately by the percentage of Contract Value withdrawn determined at the end of each Business Day we process a withdrawal. Withdrawals include Partial Annuitizations, Lifetime Plus Payments, Lifetime Income Payments, Excess Withdrawals, and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

Any withdrawals may reduce the Traditional Death Benefit value by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Traditional Death Benefit value, we deduct more than the amount withdrawn.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

The Traditional Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.
•	The Business Day that the Traditional Death Benefit value and Contract Value are both zero.
•	When the Contract ends.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: Bonus amounts are included in the calculation of the portion of the death benefit that is based on Contract Value, but we do not include the bonus in the portion of the death benefit that is based on Purchase Payments.

NOTE FOR CONTRACTS WITH INVESTMENT PROTECTOR, INCOME PROTECTOR OR INVESTMENT PLUS: We restrict additional Purchase Payments, which limits your Traditional Death Benefit value.

DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract. For Qualified Contracts, there can be only one Owner and the Owner must be the Annuitant, unless the Contract is owned by a qualified plan or is part of a custodial arrangement. Partial Annuitizations are not available to Joint Owners. If you take a Partial Annuitization, there can be only one Owner; the Owner must be the Annuitant, and we do not allow the Owner to add a joint Annuitant. Designating different persons as Owner(s) and Annuitant(s) can have an important impact on whether a death benefit is paid, and on who would receive it. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation Phase			Action under any portion of the Contract applied to Annuity Payments
•	We pay a death benefit to the Beneficiary.(1) For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.		•	The Beneficiary becomes the Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the Contract includes Income Protector or Investment Plus and you selected:		•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see section 3, The Annuity Phase – Annuity Payments. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

	–	single Lifetime Plus Payments or single Lifetime Income Payments, the benefit ends; or
–
joint Lifetime Plus Payments or joint Lifetime Income Payments, the benefit ends unless the deceased Owner’s spouse continues the Contract. If the surviving spouse continues the Contract after benefit payments have begun, then joint benefit payments continue at 100% of the amount that we were paying when both Covered Persons were alive, or higher if applicable.

			•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

UPON THE DEATH OF A JOINT OWNER (NOTE: We do not allow Joint Owners to take Partial Annuitizations)
Action under the portion of the Contract that is in the Accumulation Phase			Action under any portion of the Contract applied to Annuity Payments
•
The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
			•	The surviving Joint Owner becomes the sole Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	We pay a death benefit to the surviving Joint Owner.(1) For a description of the payout options available, see the “Death Benefit Payment Options” discussion later in this section.		•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see section 3, The Annuity Phase – Annuity Payments. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•	If the Contract includes Income Protector or Investment Plus and you selected:
	–	single Lifetime Plus Payments or single Lifetime Income Payments and the Joint Owners were not spouses, the benefit ends even if the Covered Person is still alive;
–
single Lifetime Plus Payments or single Lifetime Income Payments and the Joint Owners were spouses, the benefit ends unless the surviving spouse, who is also the Joint Owner, is the Covered Person and he or she elects to continue the Contract;(2) or
			•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
	–	joint Lifetime Plus Payments or joint Lifetime Income Payments, the benefit ends unless the surviving spouse, who is also the Joint Owner, continues the Contract.(2)

(1)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we pay the estate of the Joint Owner who died last.

(2)
If the surviving spouse who is also the Joint Owner and a Covered Person continues the Contract after the Benefit Date or Benefit Election Date (as applicable), then benefit payments continue at 100% of the amount that we were paying before the death of their spouse. For joint benefit payments, the annual maximum payment may increase.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

UPON THE DEATH OF THE ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action under the portion of the Contract that is in the Accumulation Phase			Action under any portion of the Contract applied to Annuity Payments
•
If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we treat the death of the Annuitant as the death of an Owner; we pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named. If you selected Income Protector or Investment Plus with single benefit payments, the benefit ends. If you selected Income Protector or Investment Plus with joint benefit payments, the benefit ends, unless the deceased Annuitant’s spouse continues the Contract.
•
Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were being paid at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see section 3, The Annuity Phase – Annuity Payments. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Options 2, 4, or 5. For more information, see section 3, The Annuity Phase – Annuity Options.

•	If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), no death benefit is payable. The Owner can name a new Annuitant subject to our approval.		•	If the deceased was a sole Owner, the Beneficiary becomes the Owner if the Contract continues.
			•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.
•	If the deceased Annuitant was a sole Owner, we pay the Beneficiary(1) a death benefit.
•
If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We pay a death benefit to the surviving Joint Owner.(2)

•	If the Contract includes Income Protector or Investment Plus and you selected:
	–	single Lifetime Plus Payments or single Lifetime Income Payments and the Contract is solely owned or owned by a non-individual, the benefit ends;
	–	single Lifetime Plus Payments or single Lifetime Income Payments and the Contract is jointly owned by non-spouses, the benefit ends, even if the Covered Person is still alive;
–
single Lifetime Plus Payments or single Lifetime Income Payments and the Contract is jointly owned by spouses, the benefit ends, unless the surviving spouse is also the Covered Person and they elect to continue the Contract;(3) or

	–	joint Lifetime Plus Payments or joint Lifetime Income Payments, the benefit ends, unless the surviving spouse continues the Contract.(3)
•	For a description of the payout options, see the “Death Benefit Payment Options” discussion later in this section.
(1)
If the Beneficiary is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form.

(2)
If the surviving Joint Owner is the spouse of the deceased Owner, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the Contract continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the Business Day we receive in Good Order at our Service Center both due proof of death and an election to continue the Contract on the death claim form. If both spousal Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries or the estate of the Joint Owner who died last if there are no contingent Beneficiaries. If the Joint Owners were not spouses and they both die before we pay the death benefit, for tax reasons, we pay the estate of the Joint Owner who died last.

(3)
Contract after the Benefit Date or Benefit Election Date (as applicable), then benefit payments continue at 100% of the amount that we were paying before the death of their spouse. For joint benefit payments, the annual maximum payment may increase.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT
(NOTE: We do not allow joint Annuitants under a Partial Annuitization and we do not allow joint Annuitants during the Accumulation Phase, so this can only occur under a Full Annuitization)

Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract applied to Annuity Payments
•
Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see section 3, The Annuity Phase – Annuity Options.
	•	No death benefit is payable.
	•	If the deceased was a sole Owner, the Beneficiary becomes the Owner.
	•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION PHASE

If you have not previously designated a death benefit payment option, a Beneficiary must request the death benefit be paid under one of the death benefit payment options below. If a lump sum payment is requested, we pay the amount within seven days of our receipt of proof of death and a valid election of a death benefit payment option, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any applicable tax consents and/or state forms. We pay interest, as required by the state when there is a delay in the payment of the death benefit.

Spousal Continuation: If the Beneficiary is the spouse of the deceased Owner, he or she can choose to continue the Contract with their portion of the death benefit in his or her own name. Spouses must qualify as such under federal law to continue the Contract. An election by the spouse to continue their portion of the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, at the end of the Business Day we receive in Good Order at our Service Center both due proof of death and an election of the death benefit payment option, we increase their portion of the Contract Value to equal their portion of the death benefit if that amount is greater. For Contracts with Investment Protector, Income Protector or Investment Plus, an increase to the Contract Value may not increase the Target Value, Benefit Base, or Lifetime Income Value (if applicable). If the surviving spouse continues their portion of the Contract, he or she may exercise all of the Owner’s rights under this Contract, including naming a new Beneficiary or Beneficiaries. However, if the surviving spouse is not a Covered Person, and the Contract included either Income Protector or Investment Plus, Lifetime Plus Payments or Lifetime Income Payments are not available to the spouse if he/she continues the Contract.

Option A: Lump sum payment of the death benefit.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death.

Option C: If the Beneficiary is an individual, payment of the death benefit as an Annuity Payment over the lifetime of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary. Which means only Annuity Options 1, 2 and 5 are available for selection. Distribution under this option must begin within one year of the date of any Owner’s death. We waive the contract maintenance charge on any portion of the death benefit applied to fixed Annuity Payments, or if the Contract Value on the Income Date is at least $100,000. We continue to assess the full contract maintenance charge on each Beneficiary’s portion proportionately for any portion of the death benefit applied to variable Annuity Payments that do not qualify for the waiver.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract will be interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.

Other rules may apply to Qualified Contracts.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

11.	SELECTION OF OPTIONAL BENEFITS

Some or all of the optional benefits may not be available to you; check with your Financial Professional. Each of the optional benefits carries either an additional M&E charge or a rider charge. For more information, please see the Fee Tables and section 6, Expenses.

OPTIONAL BENEFIT OVERVIEW

•
Maximum Anniversary Death Benefit. Must also select Investment Protector, Income Protector or Investment Plus. This benefit is for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries. The death benefit provided by the Maximum Anniversary Death Benefit will never be less than the Traditional Death Benefit, but they may be equal. For more information, see section 11.d Other Optional Benefits – Maximum Anniversary Death Benefit.

•
Bonus Option. This benefit provides a 6% bonus on each Purchase Payment received before the older Owner’s 81st birthday. The bonus may be more than offset by the additional M&E charge and longer withdrawal charge schedule associated with it, and it is not included in any guaranteed values that are based on Purchase Payments. For more information, see section 11.d Other Optional Benefits – Bonus Option.

•
Short Withdrawal Charge Option. This benefit shortens the withdrawal charge period from seven to four years. It may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh years after you make a Purchase Payment. For more information, see section 11.d Other Optional Benefits – Short Withdrawal Charge Option.

•
No Withdrawal Charge Option. This benefit eliminates the withdrawal charge altogether. This benefit requires a higher initial Purchase Payment and it may not be appropriate if you do not intend to take a withdrawal during the first four years after you make a Purchase Payment. If you select this benefit, you must also select Investment Protector, Income Protector or Investment Plus. For more information, see section 11.d Other Optional Benefits – No Withdrawal Charge Option.

•
Investment Protector. This benefit provides a level of protection for the principal you invest and to lock in any anniversary investment gains at future points in time. Under this benefit, we restrict your ability to make additional Purchase Payments, we limit allocations to and transfers among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. For more information on the currently available version of this benefit, see section 11.a Investment Protector. For more information on the version of this benefit that was available before May 1, 2010, see Appendix G – Previous Versions of Investment Protector and Income Protector.

•
Income Protector. This benefit is for those who want lifetime income (Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time. Under this benefit, we restrict your ability to make additional Purchase Payments, we limit allocations to and transfers among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. Lifetime Plus Payments are available based on age. If you do not begin payments during the eligibility period, your benefit ends and you will have incurred higher Contract charges without receiving any of this benefit’s advantages. For more information on the currently available version of this benefit, see section 11.b Income Protector. For more information on the version of this benefit that was available before May 1, 2010, see Appendix G – Previous Versions of Investment Protector and Income Protector.

•
Investment Plus. This benefit provides a level of protection for the principal you invest and to lock in any Quarterly Anniversary investment gains at future points in time, similar to Investment Protector. Under this benefit, we restrict your ability to make additional Purchase Payments, we limit allocations to and transfers among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. It also provides the option to receive lifetime income (Lifetime Income Payments) with continued access to both the Contract Value and a death benefit for a period of time, similar to Income Protector. However, once you request Lifetime Income Payments, the principal protection feature of this benefit is no longer available. This benefit is not available if your Contract previously included Investment Protector, Income Protector, one of previously available Target Date Benefits, or one of previously available Lifetime Benefits.  For more information, see section 11.c, Investment Plus.

•
Quarterly Value Death Benefit, Target Date Benefits and Lifetime Benefits. These benefits are no longer available. Please see Appendix D for information on the features and charges for the Target Date Benefits, see Appendix E for information on the features and charges for the Lifetime Benefits, and see Appendix F for information on the features and charges for the Quarterly Value Death Benefit.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

You can select only one of the following optional benefits at issue:  Bonus Option, Short Withdrawal Charge Option, or No Withdrawal Charge Option. The Maximum Anniversary Death Benefit is also available at issue with any of these benefits. Once selected, you cannot remove any of these benefits from your Contract.

You can also select only one of the following at issue or, if available, on a subsequent Quarterly Anniversary:  Investment Protector, Income Protector or Investment Plus. Investment Protector is available before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual). Income Protector or Investment Plus are available before the older Covered Person’s 81st birthday. Subject to certain restrictions, you can also remove these benefits from the Contract. If you select the No Withdrawal Charge Option, you can only remove Income Protector, Investment Protector or Investment Plus if we increase the rider charge, or if you simultaneously replace your selected living benefit (e.g., Income Protector) with another living benefit (e.g., Investment Protector). If you remove Income Protector, Investment Protector or Investment Plus from your Contract, it is not available for future selection.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Primary Differences Between Investment Protector, Income Protector and Investment Plus
	Investment Protector	Income Protector	Investment Plus
What are the benefit features?	A future Contract Value guarantee (the Target Value)	Lifetime income (Lifetime Plus Payments) with continued access to both Contract Value and a death benefit.
A future Contract Value guarantee (the Protected Investment Value) before you request optional lifetime income (Lifetime Income Payments) with continued access to both Contract Value and a death benefit.

On whom do we base the benefit?	The Owner (or Annuitant if Owner is a non-individual).	The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.	The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.
What are the charges?	The current rider charge is 0.90% of the Target Value.	The current rider charge for single Lifetime Plus Payments is 1.05% of the Benefit Base, or 1.20% for joint Lifetime Plus Payments.	The current rider charge for single Lifetime Income Payments is [ ]% of the Lifetime Income Value, or [ ]% for joint Lifetime Income Payments.
Can the rider charge increase?	Yes, on each Quarterly Anniversary up to 2.50% or we can decrease it to 0.35%. However, we cannot increase or decrease it more than 0.35% in any twelve-month period.	Yes, on each Quarterly Anniversary up to 2.50% for single or 2.75% for joint, or we can decrease it to 0.50%. However, we cannot increase or decrease it more than 0.50% in any twelve-month period.	Yes, on each Quarterly Anniversary up to 2.50%, or we can decrease it to 0.50%. However, we cannot increase or decrease it more than 0.50% in any twelve-month period.
Do we restrict additional Purchase Payments?	We only accept additional Purchase Payments before the third rider anniversary. We also annually limit additional payments to all payments received in the first quarter, without our prior approval.	We only accept additional Purchase Payments before the Benefit Date. We also annually limit additional payments to all payments received in the first quarter, without our prior approval.
We only accept additional Purchase Payments before the earlier of the third rider anniversary or the Benefit Election Date. We also annually limit additional payments to all payments received in the first quarter, without our prior approval.

Do we restrict allocations and transfers?	Yes, and the restrictions change over time.	Yes, and the restrictions are set when you select the benefit and do not change over time.	Yes, and the restrictions are set when you select the benefit and do not change over time.
Is there a waiting period to access the benefit?	The earliest available initial Target Value Date is ten years after you select the benefit (the tenth rider anniversary).	No, if the Covered Person(s) meet the minimum exercise age requirement when you select the benefit.	The earliest available initial Protected Investment Date is the tenth rider anniversary. Lifetime income can begin immediately if the Covered Person(s) meet the minimum exercise age requirement.
Is there a mandatory beginning date?	Yes. The initial Target Value Date is when the Contract Value guarantee first takes effect. Additional dates occur every five years.	No, but if you do not begin taking Lifetime Plus Payments during the eligibility period, the benefit ends.
Yes, if you select an initial Protected Investment Date and do not begin Lifetime Income Payments before this date. Additional dates occur every ten years before you begin payments. Payments are only available during the eligibility period.

What are the guaranteed values?	The Target Value is the greater of a percentage of the highest Contract Anniversary value, or total Purchase Payments adjusted for withdrawals.
The Benefit Base determines the initial Lifetime Plus Payment. It is based on the greater of the highest quarterly Contract Value, or quarterly simple interest applied to Purchase Payments adjusted for withdrawals for a guaranteed number of years. Each quarter we reset the simple interest to equal the Contract Value, if greater.

The Protected Investment Value determines the future Contract Value guarantee. It is based on the greater of a percentage of the highest quarterly Contract Anniversary value, or total Purchase Payments adjusted for withdrawals.The Lifetime Income Value determines the initial Lifetime Income Payment. It is based on the highest quarterly Contract Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

REPLACING THE OPTIONAL BENEFITS

You may be able to make a one time replacement of certain benefits as follows.

•	Before the Benefit Date, replace one of the previously available Lifetime Benefits with Investment Protector if your Contract did not previously include a Target Date Benefit.
•	Replace one of the previously available Target Date Benefits with Income Protector if your Contract did not previously include a Lifetime Benefit.
•	Replace Investment Protector with Income Protector if your Contract did not previously include a Lifetime Benefit.
•	Replace Income Protector with Investment Protector if your Contract did not previously include a Target Date Benefit.

These are the only replacements we allow. Replacements include both the simultaneous removal and addition of benefits on one anniversary, as well as removing one benefit on an anniversary and adding another benefit on a future anniversary. Replacements are subject to the age restrictions associated with the selection of the optional benefits and the availability of the optional benefit. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of Investment Protector or Income Protector must happen simultaneously.

11.a INVESTMENT PROTECTOR

Investment Protector provides, during the Accumulation Phase, a level of protection for the principal you invest while locking in any anniversary investment gains through the Target Value that is available at a future point you select, called the Target Value Date.

You can select Investment Protector subject to certain age restrictions and you can also remove it from your Contract. If you select Investment Protector, you are subject to a rider charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. The rider charge is discussed in the Fee Tables and section 6, Expenses - Rider Charge.

Under Investment Protector, we restrict your ability to make additional Purchase Payments, we limit how you may allocate and transfer Contract Value among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. We may also transfer Contract Value between your selected Investment Options over time based on the length of time until the benefit’s guarantee takes effect and the performance of your selected Investment Options.

The Target Value does not provide any guarantee to your Contract Value before the initial Target Value Date, or during the period between Target Value Dates. The earliest available initial Target Value Date is the tenth anniversary after you select this benefit. If you think that you may do any of the following before the initial Target Value Date, you should consider whether selecting Investment Protector is in your best interest: remove Investment Protector from your Contract, end the Contract, or take a Full Annuitization.

ADDING INVESTMENT PROTECTOR TO YOUR CONTRACT

You can select Investment Protector at issue or on any subsequent Quarterly Anniversary before the older Owner’s 81st birthday (or before the Annuitant’s 81st birthday if the Contract is owned by a non-individual). If your total Purchase Payments are $1 million or more, your ability to add Investment Protector to your Contract is subject to our review and approval. You cannot select Investment Protector after the older Owner reaches age 81 (or after the Annuitant reaches age 81 if the Contract is owned by a non-individual). You also cannot select Investment Protector if your Contract includes (or previously included) a Target Date Benefit. However, if you have (or had) one of the previously available Lifetime Benefits or Income Protector, you can replace that benefit with Investment Protector if you meet the age restrictions stated here and the replacement restrictions set out in section 11, Selection of Optional Benefits. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of these benefits must happen simultaneously.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

You can select Investment Protector after the Issue Date by completing the appropriate form. We process your request to add this benefit to your Contract on the Quarterly Anniversary that occurs after we receive your request in Good Order at our Service Center, and the rider effective date is that Quarterly Anniversary. We must receive this form within 30 days before a Quarterly Anniversary in order to add the benefit on that anniversary; otherwise we add the benefit on the next Quarterly Anniversary. If the Quarterly Anniversary does not occur on a Business Day, we process your request to add this benefit on the next Business Day. Your Contract Value on the rider effective date must be at least $10,000 (or $25,000 if you also selected the No Withdrawal Charge Option). On this form we ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We do not process your request to add this benefit to your Contract until the allocation of your Contract Value complies with these restrictions. On the rider effective date, we increase your Contract’s annual expenses to include the rider charge.

Under Investment Protector, we restrict your ability to make additional Purchase Payments and you cannot make any additional payments on or after the third rider anniversary. For more information, see section 2, Purchase – Purchase Payments. These payment restrictions also limit your ability to participate in the automatic investment plan. In addition, the flexible rebalancing program is not available to you while your Contract includes Investment Protector. However, if you remove Investment Protector from your Contract, the restrictions associated with this benefit no longer apply on or after the rider termination date.

REMOVING INVESTMENT PROTECTOR FROM YOUR CONTRACT

Once you select Investment Protector, you can also remove it from your Contract while your Contract Value is positive. If you remove this benefit from your Contract, it is not available for future selection. If your Contract includes the No Withdrawal Charge Option, you can only remove Investment Protector from your Contract if we increase the rider charge on a Quarterly Anniversary, or if you simultaneously replace it with Income Protector as discussed in section 11, Selection of Optional Benefits.

You can remove Investment Protector from your Contract by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the rider charge increase in order to remove the benefit before the rider charge increase takes effect. If you are removing this benefit for any other reason, we must receive this form within 30 days before a Quarterly Anniversary in order to remove the benefit on that anniversary; otherwise we remove the benefit on the next Quarterly Anniversary. We process your request on the Quarterly Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. The rider termination date is the Quarterly Anniversary that we remove this benefit from your Contract. If the Quarterly Anniversary does not occur on a Business Day, we process your request to remove this benefit on the next Business Day. If you remove Investment Protector from your Contract, then beginning on the rider termination date:

•	we deduct the final rider charge,
•	Investment Protector is not available to you in the future,
•	the restrictions on additional Purchase Payments associated with this benefit no longer apply,
•	the limitations on how you may allocate and transfer Contract Value among the Investment Options associated with this benefit no longer apply, and
•	the flexible rebalancing program is again available to you.

THE TARGET VALUE DATES

Investment Protector guarantees that on each Target Value Date until the benefit ends, your Contract Value cannot be less than the Target Value (described next in this section).

You select the initial Target Value Date when you add Investment Protector to your Contract. The earliest initial Target Value Date you can select is the tenth rider anniversary, and the latest initial date is the rider anniversary that occurs before the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual). Additional Target Value Dates occur on every fifth rider anniversary while Investment Protector is in effect.

For example, assume we issue you a Contract on September 1, 2009 when you are age 70 and you are the only Owner. You add Investment Protector to your Contract on the next Quarterly Anniversary (December 1, 2009) and you are still age 70. The earliest available initial Target Value Date you could select would be December 1, 2019 and the latest available initial Target Value Date would be December 1, 2029. If you select the earliest initial date (December 1, 2019), subsequent Target Value Dates would occur on December 1st in 2024, 2029, 2034 and so on.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

On any rider anniversary before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual) and before the initial Target Value Date, you can reset the initial Target Value Date as long as the Contract Value at the end of the previous Business Day is at least equal to the Target Value at the end of the previous Business Day. The new initial Target Value Date must be on a rider anniversary that is at least ten rider years after we process your request for the reset. The age restrictions for the latest initial Target Value Date apply to any reset (before the older Owner’s 91st birthday, or the Annuitant’s 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a rider anniversary by completing the appropriate form. We process your reset request as of the immediately preceding rider anniversary (the reset date) once we receive your request in Good Order at our Service Center. If the reset date does not fall on a Business Day, we process your request on the next Business Day. Resets of the initial Target Value Date may change the maximum amount you can allocate to your selected Investment Options, but a reset does not automatically change your allocations. To change your allocations on a reset, you must also change your allocation instructions for future Purchase Payments and they must comply with the current maximum allowable allocations.

If your Contract Value is less than the Target Value, at the end of the last Business Day before each Target Value Date (or on the next Business Day if this date is not a Business Day), we credit your Contract Value with the difference. Once we apply a credit to your Contract Value under Investment Protector, the credit becomes part of your Contract Value and is available for immediate withdrawal (subject to any applicable withdrawal charge and penalty tax). This is the only day the Target Value is guaranteed to be available to you. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal. We allocate this credit to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit. We apply the credit to your Contract after we do any quarterly rebalancing of the Contract Value among your selected Investment Options. For tax purposes, the credit is treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if you then withdraw the entire Contract Value. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal (see section 6, Expenses – Withdrawal Charge).

NOTE: Investment Protector does not provide any guarantee to your Contract Value before the initial Target Value Date nor does it provide protection between any subsequent Target Value Dates.

NOTE: You are required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero (see section 3, The Annuity Phase). Upon such a Full Annuitization, you no longer have a Contract Value and, therefore, you no longer receive any Contract Value credits under Investment Protector.

CALCULATING THE TARGET VALUE

Investment Protector provides a future Contract Value guarantee based on the Target Value, which is the greater of a percentage of the highest Contract Value from any rider anniversary, or total Purchase Payments adjusted for withdrawals. We also assess the rider charge for Investment Protector against the Target Value.

If the rider effective date is the Issue Date, on each Business Day the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current guarantee percentage, or b) all Purchase Payments received, reduced proportionately by the percentage of Contract Value* withdrawn for each withdrawal taken.

If the rider effective date occurs after the Issue Date, on each Business Day the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current guarantee percentage, or b) the Contract Value at the end of the last Business Day before the rider effective date, plus all Purchase Payments received on or after the rider effective date, and reduced proportionately by the percentage of Contract Value* withdrawn for each withdrawal taken on or after the rider effective date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

If you reset the initial Target Value Date, on the reset date and on each Business Day thereafter, the Target Value is equal to the greater of: a) the result of the Rider Anniversary Value multiplied by the current guarantee percentage, or b) the Contract Value at the end of the last Business Day before the reset date, plus all Purchase Payments received on or after the reset date, and reduced proportionately by the percentage of Contract Value* withdrawn for each withdrawal taken on or after the reset date.

*
We determine the percentage of Contract Value at the end of each Business Day we process a withdrawal. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

We set the guarantee percentage for your Contract on the rider effective date and once the guarantee percentage is set we cannot change it. The current guarantee percentage is 100%. If you add Investment Protector to your Contract in the future, you are subject to the current guarantee percentage that is applicable at that time. The minimum guarantee percentage we intend to offer in the future is 80% and the maximum is 100%.

If the rider effective date is the Issue Date, the Rider Anniversary Value on the Issue Date is equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, the Rider Anniversary Value on the rider effective date is equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase the Rider Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce it proportionately by the percentage of Contract Value withdrawn that day. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each rider anniversary, the Rider Anniversary Value is equal to the greater of its value at the end of the previous Business Day, or the Contract Value at the end of the previous Business Day.

While your Contract includes Investment Protector, any withdrawals may reduce the Rider Anniversary Value and Target Value by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Rider Anniversary Value, we deduct more than the amount withdrawn from the Rider Anniversary Value. Likewise, if at the time of withdrawal the Contract Value is less than the Target Value, we deduct more than the amount withdrawn from the Target Value.

NOTE: The Target Value under Investment Protector does not lock in any Contract Value gains that occur between rider anniversaries.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: The bonus is not included in the parts of this value that are based on Purchase Payments.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

These restrictions apply only to Contracts with Investment Protector while the benefit is in effect. When you select Investment Protector, you consent to allow us to rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under Investment Protector, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than what you would have had without the benefit.

If you select Investment Protector, we restrict your selection of certain Investment Options. We set these restrictions on the rider effective date and once we set them we cannot change them. We also cannot move Investment Options between the groups after the rider effective date. However, we may add or remove Investment Options to or from your Contract after the rider effective date. We secure all necessary SEC and other governmental approvals before adding or removing an Investment Option. If we do, we provide written notice regarding additions to or deletions from the Investment Option groups. When an Investment Option is closed or substituted within an Investment Option group, we send written notice regarding the closing or substitution 30 days before the effective date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

These are the Investment Option groups that we are currently offering. If you add Investment Protector to your Contract in the future, you are subject to Investment Option restrictions that are applicable at that time. In the future, we could offer only one Investment Option Group and as few as five total Investment Options.

TABLE 1: Investment Option Groups for Investment Protector
Group A Investment Options
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

Group B Investment Options
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund

AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
Templeton Growth Securities Fund

Group X Investment Options	Group Y Investment Options
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio

AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Under Investment Protector, the maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows. The minimum required Contract Value to the Investment Options in Group Y appears in Table 3 on the following page.

TABLE 2

Maximum Percentage of Contract Value Allowed in the combined Investment Option Groups A, B and X
Based on the Number of Rider Years* to the Initial Target Value Date
and the Comparison of Contract Value (CV) to the Target Value (TV)

Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
33+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Initial Target Value Date and beyond	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete rider years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight rider years from the initial Target Value Date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

The maximum allocation of Contract Value allowed for Investment Option Group A and the minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allocation allowed for the combined Groups A, B and X as follows.

TABLE 3
When the maximum % of Contract Value allowed in the combined Groups A, B and X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%
30%	5%	70%
25%	5%	75%
20%	5%	80%
15%	5%	85%
10%	5%	90%
If you add Investment Protector to your Contract after the Issue Date, you must reallocate your Contract Value to comply with these maximum allowable group allocations before we add the benefit to your Contract. We only allow you to make transfers to and from the Investment Options as long as you do not exceed the current maximum allowable group allocations. However, transfers of Contract Value between Investment Options do not change the allocation instructions for any future Purchase Payments and do not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must also change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the current maximum allowable group allocations or we reject your change. We allocate any additional Purchase Payments according to your allocation instructions for future Purchase Payments if they comply with the current maximum allowable group allocations. However, if they do not comply, we instead allocate any additional payments according to the current required allocations for each Investment Option discussed later in this section.

We automatically rebalance your Contract Value in each of your Investment Options on each Quarterly Anniversary until the rider termination date. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. The rebalancing transfers occur at the end of the last Business Day before the Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. However, if you are participating in the DCA program, quarterly rebalancing transfers do not move Contract Value into or out of the DCA Money Market Account. If you allocate 5% or less of your Contract Value to the Investment Options in Group A; and 10% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we never reduce the percentage of Contract Value you allocated to each group, but we rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

At the end of the last Business Day before each Quarterly Anniversary, we determine the allocation of Contract Value to your selected Investment Options as follows. First, we establish the maximum allowable allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your allocation instructions for future payments, adjusted downward if necessary, to match the new maximum allowable group allocation.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Lastly, we rebalance the Contract Value in your selected Investment Options according to the new required group allocations.

These Investment Option allocation and transfer restrictions end when Investment Protector ends.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

Combined Groups A, B and X. The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary after the rider effective date or reset date is the lesser of:  a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary (or the rider effective date or reset date if this is the first Quarterly Anniversary after one of those dates); or b) the new maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this section). Table 2 compares the length of time until the initial Target Value Date and it compares the Contract Value to the Target Value using the values from the end of the previous Business Day.

Groups A and Y. We then use Table 3 (which appears earlier in this section) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.

Combined Groups B and X. Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.

We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. We cannot reduce the maximum percentage of Contract Value we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum percentage of Contract Value we allow in the combined Groups A, B and X by more than 15% in any one year.

NOTE: Unless the maximum allowable allocation for the combined Groups A, B, and X changes, the maximum allowable allocation for Group A and the minimum required allocation for Group Y do not change.

DETERMINING THE REQUIRED GROUP ALLOCATION

On the rider effective date, the required allocations for Group A; the combined Groups B and X; and Group Y are your allocation instructions for future Purchase Payments. On each subsequent Quarterly Anniversary, we determine the new required group allocations as follows.

Your allocation instructions for future payments comply with the new maximum allowable and new minimum required group allocations. Then the required allocations for the Investment Option groups are equal to your allocation instructions for future payments.

Your future allocation instructions for Group A Investment Options comply with the new maximum allowable allocation, but your future allocation instructions for the combined Groups B and X Investment Options exceeds the new maximum allowable allocation. The required allocation of Contract Value for Group A Investment Options are equal to your allocation instructions for future payments, and we decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We then take the excess allocation from the combined Groups B and X (your future allocation instructions for Group B and X Investment Options minus the new maximum allowable allocation) and apply it to your future selected Investment Options in Group Y.

Your future allocation instructions for Group A Investment Options exceeds the new maximum allowable allocation and there may be a change in the required allocation for the combined Groups B and X. Then we decrease the required allocation for Group A to equal the new maximum allowable allocation and take the excess allocation from Group A (your future allocation instructions for Group A Investment Options minus the new maximum allowable allocation) and rebalance it as follows.

a)
If your future allocation instructions for the combined Groups B and X are less than the new maximum allowable allocation for these groups, the new required allocation is equal to your future allocation instructions for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We then apply any remaining excess allocation from Group A to your future selected Investment Options in Group Y.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

b)
If your future allocation instructions for the combined Groups B and X are greater than or equal to the new maximum allowable allocation for these groups, then we decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We then take any excess allocation from the combined Groups B and X (your future allocation instructions for Group B and X Investment Options minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to your future selected Investment Options in Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for combined Groups B and X. We then rebalance the Contract Value in your future selected Investment Options according to the required allocations for each Investment Option group.

Determining the required allocation for each Investment Option

Within the Investment Option groups, the rebalancing calculation formula for each Investment Option on each Quarterly Anniversary is:

a x (b / c)
where:
a =	The new required group allocation for the current Quarterly Anniversary.
b =	The required allocation for each Investment Option at the end of the previous Business Day.
c =	The required group allocation at the end of the previous Business Day.

Because the allocation to each Investment Option must be a whole percentage, we round your required allocation to the nearest whole percentage. The current required allocations then become your allocation instructions for future Purchase Payments.

Transfers of Contract Value between Investment Options do not change the current required allocation for each Investment Option or the allocation instructions for future Purchase Payments. In order to change the current required allocation when you make a transfer, you must also change your allocation instructions for future Purchase Payments (see section 2, Purchase – Allocation of Purchase Payments). Any change you make to your allocation instructions for future Purchase Payments must comply with the current maximum allowable allocations. These allocation instructions remain in place until the earlier of the next Quarterly Anniversary that this quarterly rebalancing changes your required allocation and allocation instructions for future payments, or the Business Day we process any new allocation instructions for future Purchase Payments.

NOTE:

•	It is possible that we may move all of your Contract Value out of one or more of your selected Investment Options.
•
We send you a transaction confirmation of any change to your selected allocation in the Investment Option groups. In order to change your future allocations after this notification, you must change your allocation instructions for future payments and they must comply with the current maximum allowable group allocations.

•	Unless you reset the initial Target Value Date, the maximum amount we allow in Group A, and in the combined Groups A, B and X never increases, regardless of Contract Value performance.
•	If you allocate less than the maximum allowed amount to the combined Groups A, B and X, you may be subject to fewer reallocations of your Contract Value between these groups.
•	You cannot allocate more than 30% of your Contract Value to Group A, or more than 95% of your Contract Value to combined Groups A, B and X.
•	We cannot require you to have less than 5% of your Contract Value in Group A, or less than 10% of your Contract Value in the combined Groups A, B and X.
•	Investment Option Group Y has no maximum limit on Contract Value allocation.
•
The maximum allowable allocation for the Investment Option groups can decrease as the number of rider years until the initial Target Value Date decreases and as the percentage of Contract Value compared to Target Value decreases. However, we cannot reduce the maximum we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum we allow in the combined Groups A, B and X by more than 15% in any one year.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

WHEN INVESTMENT PROTECTOR ENDS

Investment Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove Investment Protector from the Contract (the rider termination date).
•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then Investment Protector ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	The Business Day before the Income Date that you take a Full Annuitization.
•	The Business Day we process your request for a full withdrawal.
•	When the Contract ends.

11.b INCOME PROTECTOR

Income Protector is designed for those who want guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime payments but eliminate both your Contract Value and death benefit. Lifetime Plus Payments received before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax.

You can select Income Protector subject to certain age restrictions and you can also remove it from your Contract. If you select Income Protector you are subject to a rider charge. We reserve the right to change the rider charge for this benefit on each Quarterly Anniversary. The rider charge is discussed in the Fee Tables and section 6, Expenses – Rider Charge.

We designed Lifetime Plus Payments to last for the lifetime of the Covered Person(s). If all Covered Persons die before you request to begin Lifetime Plus Payments, this benefit ends and these payments are not available. These payments are available to you immediately if the Covered Person(s) meets certain age restrictions. You choose how often you receive payments and how much you receive, subject to an annual maximum. Once established, the annual maximum Lifetime Plus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

There are several important points for you to consider before selecting Income Protector.

•	This benefit does not create Contract Value or guarantee the performance of any Investment Option.
•
You can remove Income Protector from your Contract on a Quarterly Anniversary if your Contract Value is positive. If you remove this benefit from your Contract you cannot reselect it. In addition, if your Contract includes the No Withdrawal Charge Option, you can only remove Income Protector as discussed under “Removing Income Protector From Your Contract” below.

•
Under Income Protector we restrict your ability to make additional Purchase Payments, we limit how you may allocate and transfer Contract Value among the Investment Options, and we rebalance your Contract Value between your selected Investment Options on a quarterly basis. We put these restrictions in place to support the benefit’s guarantees, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

•	If you do not begin Lifetime Plus Payments during the period they are available your benefit ends and you will have incurred higher Contract charges without receiving any of this benefit’s advantages.
•
You cannot begin joint Lifetime Plus Payments if any Covered Person is younger than age 60 or age 91 or older. Joint Lifetime Plus Payments are never available on trust owned contracts, or if there is more than a 30-year age difference between joint Covered Persons.

•
If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you receive an increase to the next year’s annual maximum payment.

Be sure to discuss with your Financial Professional and your tax adviser whether Income Protector is appropriate for your situation.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

ADDING INCOME PROTECTOR TO YOUR CONTRACT

You can select Income Protector at issue or on any subsequent Quarterly Anniversary if it is available one time before the older Covered Person’s 81st birthday. If your total Purchase Payments are $1 million or more, your ability to add Income Protector to your Contract is subject to our review and approval. You cannot select Income Protector after the older Covered Person reaches age 81. You also cannot select Income Protector if your Contract includes (or previously included) a Lifetime Benefit. However, if you have (or had) one of the previously available Target Date Benefits or the Investment Protector, you can replace that benefit with Income Protector if you can meet the age restrictions for selecting Income Protector. In addition, if your Contract includes the No Withdrawal Charge Option, any replacement of these benefits must happen simultaneously.

You can select Income Protector after the Issue Date by completing the appropriate form. We process your request to add this benefit to your Contract on the Quarterly Anniversary that occurs after we receive your request in Good Order at our Service Center, and the rider effective date is that Quarterly Anniversary. We must receive this form within 30 days before a Quarterly Anniversary in order to add the benefit on that anniversary; otherwise we add the benefit on the next Quarterly Anniversary. If the Quarterly Anniversary does not occur on a Business Day, we process your request to add this benefit on the next Business Day. Your Contract Value on the rider effective date must be at least $10,000 (or $25,000 if you also selected the No Withdrawal Charge Option). On this form we ask you to reallocate your Contract Value so that it complies with the Investment Option allocation and transfer restrictions discussed later in this section. We do not process your request to add this benefit to your Contract until the allocation of your Contract Value complies with these restrictions. On the rider effective date, we increase your Contract’s annual expenses to include the rider charge.

Under Income Protector, we restrict your ability to make additional Purchase Payments and you cannot make any additional payments on or after the Benefit Date. For more information, see section 2, Purchase – Purchase Payments. These payment restrictions also limit your ability to participate in the automatic investment plan. In addition, the flexible rebalancing program is not available to you if your Contract includes Income Protector. However, if you remove Income Protector from your Contract, the restrictions associated with this benefit no longer apply on or after the rider termination date.

REMOVING INCOME PROTECTOR FROM YOUR CONTRACT

Once you select Income Protector, you can also remove it from your Contract while your Contract Value is positive. If you remove this benefit from your Contract, it is not available for future selection. If your Contract includes the No Withdrawal Charge Option, you can only remove Income Protector from your Contract if:  a) we increase the rider charge on a Quarterly Anniversary; b) you select single Lifetime Plus Payments, the sole Covered Person dies and the spouse continues the Contract; or c) you simultaneously replace Income Protector with the Investment Protector as discussed in section 11, Selection of Optional Benefits.

You can remove Income Protector from your Contract by completing the appropriate form. If you are removing this benefit because we are increasing the rider charge on a Quarterly Anniversary, we must receive this form within 30 days of the date of the letter notifying you of the rider charge increase in order to remove the benefit before the rider charge increase takes effect. If you are removing this benefit for any other reason, we must receive this form within 30 days before a Quarterly Anniversary in order to remove the benefit on that anniversary; otherwise we remove the benefit on the next Quarterly Anniversary. We process your request on the Quarterly Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. The rider termination date is the Quarterly Anniversary that we remove this benefit from your Contract. If the Quarterly Anniversary does not occur on a Business Day, we process your request to remove this benefit on the next Business Day. If you remove Income Protector from your Contract, then beginning on the rider termination date:

•	if Lifetime Plus Payment have begun they stop,
•	we deduct the final rider charge,
•	Income Protector is not available to you in the future,
•	the restrictions on additional Purchase Payments associated with this benefit no longer apply,
•	the limitations on how you may allocate and transfer Contract Value among the Investment Options associated with this benefit no longer apply, and
•	the flexible rebalancing program is again available to you.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

WHO IS CONSIDERED A COVERED PERSON(S)?

For single Lifetime Plus Payments and for:

•	solely owned Contracts, the Covered Person is the Owner.
•	Contracts owned by a non-individual, the Covered Person is the Annuitant.
•	jointly owned Contracts, you can choose which Owner is the Covered Person subject to the maximum age restriction for adding Income Protector to your Contract (age 80 or younger).
For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
•	Non-Qualified Contracts:
–	spouses must be Joint Owners; or
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
–	if the sole Owner is a non-individual, one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary.
•	Qualified Contracts:
–	one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
–	if the owner is a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary; or
–
if the owner is a non-individual and we require the non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary.

After the rider effective date, you cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person if you selected joint Lifetime Plus Payments.

Before the Benefit Date, you can remove a joint Covered Person within 30 days before a rider anniversary by completing the appropriate form. After the Benefit Date, you can remove a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. A Benefit Anniversary is a twelve-month anniversary of: the date Lifetime Plus Payments begin under Income Protector, or the date you request Lifetime Income Payments under Investment Plus. We process your request on the rider anniversary* (or Benefit Anniversary,* as applicable) that occurs immediately after we receive your request in Good Order at our Service Center. If you remove a joint Covered Person from your Contract, we change the rider charge to equal the current rider charge for single Lifetime Plus Payments that is in effect on the anniversary that we process your request if this amount differs from the rider charge on your Contract. However, we guarantee that any new rider charge is not greater than the maximum rider charge for single Lifetime Plus Payments that is set out in section 6, Expenses - Rider Charge.

*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we do not reduce your Lifetime Plus Payment if you remove a joint Covered Person, but we may increase your payment as follows. We compare your current annual maximum Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person’s current age and the Contract Value at the end of the last Business Day before the Benefit Anniversary that we process the removal (see the age band table in the “Lifetime Plus Payments” discussion later in this section). If the payment based on the appropriate percentage for the remaining Covered Person’s current age and this Contract Value is greater, we increase your annual maximum Lifetime Plus Payment to this new amount. If you are receiving the annual maximum payment, the same increase also applies to the actual Lifetime Plus Payment you receive for the coming year. However, if you are receiving less than the annual maximum, we change the actual Lifetime Plus Payment if you chose to receive a percentage of your annual maximum, but not if you chose to receive a specific dollar amount.

NOTE: A person no longer qualifies as a Covered Person and is removed from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required here.

NOTE FOR NON-SPOUSE JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS: Upon the death of any Owner, we pay any applicable death benefit, and Income Protector and any Lifetime Plus Payments end if the Contract Value is positive. This means that upon an Owner’s death, Lifetime Plus Payments are no longer available even if the sole Covered Person is still alive.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

NOTE FOR JOINT LIFETIME PLUS PAYMENTS: The Covered Persons must continue to qualify as spouses under federal law until Income Protector ends. Once you declare the Covered Persons, if at any time before your benefit ends you are no longer spouses, you must send us notice and remove a Covered Person from the Contract. When we receive notification of an Owner’s death, if we discover that the joint Covered Persons were not federally recognized spouses at the time of death, spousal continuation of the Contract is not available. Therefore, Income Protector, any Lifetime Plus Payments and the Contract all end.

LIFETIME PLUS PAYMENT OVERVIEW

Income Protector provides income in the form of Lifetime Plus Payments for the lifetime(s) of the Covered Person(s). We base your initial Lifetime Plus Payment on the Benefit Base and age-based payment percentage of the younger Covered Person. The Benefit Base is the greater of the highest quarterly Contract Value, or a quarterly simple interest increase of one-fourth of the annual increase percentage applied to Purchase Payments for a guaranteed number of years (Annual Increase). We determine your age-based payment percentage by using the Annual Maximum Lifetime Plus Payment Table. We set the Annual Maximum Lifetime Plus Payment Table for your Contract on the rider effective date and once the table is set we cannot change it. The current Annual Maximum Lifetime Plus Payment Table is as follows:

Annual Maximum Lifetime Plus Payment Table
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
60 – 64	4.0%
65 – 79	4.5%
80+	5.5%
If you add Income Protector to your Contract in the future, you are subject to the current Annual Maximum Lifetime Plus Payment Table that is applicable at that time. In the future, we may add payment percentages for ages as low as 50, or we may set the minimum age for Lifetime Plus Payments as high as age 85. The minimum payment percentage for any age that we intend to offer in the future is 3% and the maximum is 8%.

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year under Income Protector, but you can choose to take less than this amount. Your annual maximum Lifetime Plus Payment may increase based on the Covered Person’s age and/or if the Contract Value increases. However, your annual maximum payment does not increase just as a result of the Covered Person moving into a new age band to receive and increase; the result of the current Contract Value multiplied by the increased payment percentage must be greater than your current annual maximum payment for your payment to increase. For more information, see “Automatic Annual Lifetime Plus Payment Increases.”

NOTE: A regulator may require us to block your Contract and thereby we may have to refuse to pay any Lifetime Plus Payments until we receive other instructions.

If You Begin Receiving Lifetime Plus Payments:

•	Partial Annuitizations are no longer available.
•	You cannot make any additional Purchase Payments.
•	Any automatic investment plan and/or systematic withdrawal and dollar cost averaging programs end.
•	The free withdrawal privilege is not available. However, Lifetime Plus Payments are not subject to a withdrawal charge and do not reduce the Withdrawal Charge Basis.
•
You can only remove Income Protector from your Contract while your Contract Value is positive. However, if you remove this benefit from your Contract the restrictions listed above do not apply on or after the rider termination date.

•	You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:
–	an Owner dies and the spouse continues the Contract, or
–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
•	The rider charge for this benefit continues until the earlier of the rider termination date, or the Business Day your Contract Value is reduced to zero.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

•
If you have the Maximum Anniversary Death Benefit, the additional M&E charge for the Maximum Anniversary Death Benefit continues during the Accumulation Phase while this death benefit is in effect and your Contract Value is positive.

•
The Contract Value continues to fluctuate as a result of market performance, and it decreases on a dollar for dollar basis with each Lifetime Plus Payment and any Excess Withdrawal, and the deduction of any Contract charges.

•
Excess Withdrawals also reduce your Benefit Base and annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn. Taking an Excess Withdrawal may cause your Lifetime Plus Payments to stop and your benefit to end.

•	The portion of the Traditional Death Benefit value that is based on Purchase Payments no longer increases.
•
Each Lifetime Plus Payment and any Excess Withdrawal reduces the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Maximum Anniversary Death Benefit value that is based on the Maximum Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
We may apply an annual payment increase to your annual maximum Lifetime Plus Payment on every Benefit Anniversary before the older Covered Person’s 91st birthday. If you receive an annual payment increase, we also change your Benefit Base.

REQUESTING LIFETIME PLUS PAYMENTS

To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date is at least 15 calendar days after your request has been received in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Date in order for Lifetime Plus Payments to begin. The earliest Benefit Date you can select is the one that occurs after the younger Covered Person reaches their exercise age birthday, and the last available Benefit Date you can select is the one that occurs before the older Covered Person’s 91st birthday.

We set the exercise age for your Contract on the rider effective date and once your exercise age is set we cannot change it. The current exercise age is age 60. If you add Income Protector to your Contract in the future, you are subject to the current exercise age that is applicable at that time. In the future, the minimum exercise age we intend to offer is age 50 and the maximum exercise age we intend to offer is age 85. This means that if you add Income Protector to you Contract in the future, we could require you to wait until age 85 to start Lifetime Plus Payments.

If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person’s 91st birthday, we send you written notice that the benefit is about to end. If the benefit ends before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any of this benefit’s advantages. If your Contract Value reduces to zero for any reason other than a withdrawal while this benefit is in effect and before Lifetime Plus Payments have begun, on the next available Benefit Date where all Covered Persons are within the age restrictions for exercising this benefit, we begin making annual payments to you of your annual maximum Lifetime Plus Payment.

NOTE: If you add Income Protector to your Contract when the older Covered Person is age 80, then we extend the latest available Benefit Date by 30 calendar days in order to allow you to receive the maximum benefit from the Annual Increase.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we make payment to you on the next Business Day.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero; from that point on you receive the maximum Lifetime Plus Payment you are entitled to at the same payment frequency you were receiving before your Contract Value was reduced to zero. You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we change the payment frequency on the Benefit Anniversary and the change remains in effect until the benefit ends or you request another change.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

CALCULATING YOUR LIFETIME PLUS PAYMENTS

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year under Income Protector. On the Benefit Date, the initial annual maximum Lifetime Plus Payment is equal to the Benefit Base (see “Benefit Base” later in this section) multiplied by the current age-based payment percentage of the younger Covered Person as set out in the Annual Maximum Lifetime Plus Payment Table (see “Lifetime Plus Payment Overview” earlier in this section). On the Benefit Date, if your initial annual maximum Lifetime Plus Payment would be less than $100, this benefit ends and Lifetime Plus Payments are not available to you.

Your annual maximum Lifetime Plus Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments that when added to any other withdrawals during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Lifetime Plus Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Lifetime Plus Payment, and not an Excess Withdrawal. An Excess Withdrawal includes any applicable withdrawal charge.

For example, assume your annual maximum Lifetime Plus Payment is $2,000 and you choose to take $1,000 annually. Within a Benefit Year, you can withdraw up to an additional $1,000 and we would consider that amount to be an additional actual Lifetime Plus Payment. If you withdraw an additional $1,200, we would consider the first $1,000 to be an additional actual Lifetime Plus Payment and the next $200 to be an Excess Withdrawal.

An Excess Withdrawal reduces next year’s annual maximum Lifetime Plus Payment on the next Benefit Anniversary after the withdrawal. The reduction is proportionate based on the percentage of Contract Value withdrawn, determined at the end of the Business Day we process the Excess Withdrawal.

Any partial Excess Withdrawal must comply with the restrictions set in section 8, Access to Your Money (you cannot take less than $500 and the Contract Value after the withdrawal must be at least $2,000). This means that you cannot take an Excess Withdrawal of less than your entire Contract Value if your Contract Value is already less than $2,000. Also, if at the end of the Business Day that we process your withdrawal request, an Excess Withdrawal would reduce your Contract Value to less than $2,000, we send you the entire remaining Contract Value, Lifetime Plus Payments stop, and your Contract ends. In addition, we review how each Excess Withdrawal taken during the current Benefit Year would hypothetically reduce your current annual maximum Lifetime Plus Payment. On the Business Day you take an Excess Withdrawal, if the current Benefit Base (after reduction for the Excess Withdrawal) multiplied by the age-based payment percentage of the younger Covered Person as of the previous Benefit Anniversary is less than $100, we send you the entire remaining Contract Value, Lifetime Plus Payments stop, and your Contract ends.

The annual maximum Lifetime Plus Payment is the amount you are entitled to, but you can choose to take less than this amount. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Each Lifetime Plus Payment you receive is equal to the annual actual Lifetime Plus Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments are not be available to you and we will contact you to discuss alternate arrangements.

We deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) and any Excess Withdrawal proportionately from the Investment Options. We continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options – Transfers, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this section).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment, before the Contract Value is reduced to zero, is taxed as a withdrawal and all subsequent Lifetime Plus Payments are taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments continue until the deaths of all Covered Persons.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

NOTE FOR QUALIFIED CONTRACTS:  If we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we do one of the following.

•
If you receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year is equal to the remaining required minimum distribution divided by the number of payments remaining. We do not consider this type of increase to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

•
If you do not receive any more payments before the end of the calendar year, we instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution. We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

NOTE: You are required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero. (For more information see section 3, The Annuity Phase.) If on the maximum permitted Income Date you are receiving Lifetime Plus Payments, we guarantee you receive the greater of your maximum Lifetime Plus Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply.

AUTOMATIC ANNUAL LIFETIME PLUS PAYMENT INCREASES

On each Benefit Anniversary before the older Covered Person’s 91st birthday, we may increase your annual maximum Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary, or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.

•
If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or withdrawals), we automatically increase next year’s annual maximum Lifetime Plus Payment if the Contract Value at the end of the last Business Day before the current Benefit Anniversary, is greater than the Contract Value at the end of the last Business Day before the previous Benefit Anniversary (or the Benefit Date, in the case of the first Benefit Anniversary). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment increases by 5%.

•
You are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the younger Covered Person, multiplied by the Contract Value at the end of the previous Business Day, results in a higher annual maximum Lifetime Plus Payment. In this case, we increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

If you take less than the annual maximum Lifetime Plus Payment you are entitled to, an automatic annual increase to your annual maximum payment may not increase the actual payment you receive. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase will increase the dollar amount of your actual Lifetime Plus Payment, but it does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage remains at 80%, but you now receive an annual actual Lifetime Plus Payment of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: Automatic annual payment increases to the Lifetime Plus Payments are no longer available after the older Covered Person’s 91st birthday, or on or after the Business Day your Contract Value is reduced to zero.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

THE BENEFIT BASE

We base the initial annual maximum Lifetime Plus Payment under Income Protector on a percentage of the Benefit Base, which is the greater of the highest quarterly Contract Value, or a quarterly simple interest increase of one-fourth of the annual increase percentage applied to Purchase Payments for a guaranteed number of years. The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you can take. We also assess the rider charge for Income Protector against the Benefit Base.

On the rider effective date, and on each Business Day before the Benefit Date, the Benefit Base is equal to the greater of the Quarterly Anniversary Value or the Annual Increase. On the Benefit Date, we compare your Benefit Base to the Contract Value using the values determined at the end of the prior Business Day and increase your Benefit Base to equal this Contract Value if it is greater.

On and after the Benefit Date, your Benefit Base only changes if you receive an automatic annual payment increase to your annual maximum Lifetime Plus Payment or you take an Excess Withdrawal. Changes in the Benefit Base also change the amount of the rider charge that we calculate each day. An Excess Withdrawal reduces your Benefit Base proportionately by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process your withdrawal. An annual payment increase may increase or decrease your Benefit Base at the end of the last Business Day before a Benefit Anniversary as follows.

•
If you have taken your annual maximum Lifetime Plus Payment during the previous Benefit Year and we increased next year’s annual maximum Lifetime Plus Payment because your Contract Value at the end of the last Business Day before the current Benefit Anniversary increased, we increase your Benefit Base by the same percentage. For example, if we increased your annual maximum Lifetime Plus Payment by 5%, we also increase your Benefit Base by 5%.

•
We also change your Benefit Base to equal the Contract Value at the end of the last Business Day before the current Benefit Anniversary, if the age-based payment percentage for the current age of the younger Covered Person multiplied by this Contract Value results in a higher annual maximum Lifetime Plus Payment. This change may increase or decrease your Benefit Base.

Automatic annual payment increases are only available before the older Covered Person’s 91st birthday.

THE QUARTERLY ANNIVERSARY VALUE

The Quarterly Anniversary Value is one of the values we use to determine the Benefit Base under Income Protector. We use the Benefit Base to determine both your rider charge and your initial annual maximum Lifetime Plus Payment. We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person’s 91st birthday or the Benefit Date. We no longer calculate the Quarterly Anniversary Value beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization.

If the rider effective date is the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, the Quarterly Anniversary Value on the rider effective date is equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value withdrawn that day. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each Quarterly Anniversary, we compare your Quarterly Anniversary Value to the Contract Value using the values determined at the end of the prior Business Day and increase your Quarterly Anniversary Value to equal this Contract Value if it is greater.

Any withdrawals may reduce the Quarterly Anniversary Value by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Quarterly Anniversary Value, we deduct more than the amount withdrawn from the Quarterly Anniversary Value.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: The bonus is not included in the parts of this value that are based on Purchase Payments.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

THE ANNUAL INCREASE

The Annual Increase is one of the values we use to determine the Benefit Base under Income Protector. We use the Benefit Base to determine both your rider charge and your initial annual maximum Lifetime Plus Payment. We only calculate the Annual Increase during the Accumulation Phase and before the older Covered Person’s 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. We no longer calculate the Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization.

On each Quarterly Anniversary during the guarantee years, we apply a simple interest increase of one-fourth of the annual increase percentage to the Purchase Payments (or the Contract Value on the rider effective date, if applicable). In addition, during the period that we calculate the Annual Increase we also automatically reset it to equal the Contract Value if the Contract Value is greater than the Annual Increase on the Quarterly Anniversary. Contract Value resets occur during the entire period that we calculate the Annual Increase and not just during the guarantee years that you receive the simple interest increase.

We set the number of guarantee years for your Contract on the rider effective date and once this number is set we cannot change it. The current number of guarantee years is 20 years. If you add Income Protector to your Contract in the future, you are subject to the current number of guarantee years that are applicable at that time. The minimum number of guarantee years we intend to offer in the future is five and the maximum is 20.

If the rider effective date is the Issue Date, both the Annual Increase and the increase base on the rider effective date are equal to the Purchase Payment received on the rider effective date. If the rider effective date occurs after the Issue Date, both the Annual Increase and the increase base on the rider effective date are equal to the Contract Value at the end of the previous Business Day.

At the end of each Business Day, we increase both the Annual Increase and the increase base by the amount of any additional Purchase Payments received that day, and we reduce both the Annual Increase and the increase base proportionately by the percentage of Contract Value withdrawn that day. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each Quarterly Anniversary on or before the maximum rider anniversary, the Annual Increase is equal to the following:

a + (b x (c – d))
Where:
a =	The Annual Increase at the end of the previous Business Day;
b =	The annual increase percentage we set on the rider effective date divided by four;
c =	The increase base at the end of the previous Business Day; and
d =
Purchase Payments* received on or after the previous Quarterly Anniversary. However, if you selected Income Protector at issue, then we exclude from “d” any Purchase Payments received before the first Quarterly Anniversary.

*
We reduce each Purchase Payment proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each withdrawal taken since we received that payment. We determine the percentage of Contract Value at the end of the current Business Day.

The maximum rider anniversary is the Quarterly Anniversary that occurs on the number of guarantee years after the rider effective date. For example, assume the Issue Date is June 1, 2009, the rider effective date is September 1, 2009 and the number of guarantee years is 20 years. The maximum rider anniversary would be September 1, 2029.

We set the annual increase percentage for your Contract on the rider effective date and once this number is set we cannot change it. The current annual increase percentage is 8%, and the current quarterly simple interest increase is 2%. If you add Income Protector to your Contract in the future, you are subject to the current annual increase percentage and quarterly simple interest increase that are applicable at that time. The minimum annual increase percentage we intend to offer in the future is 4% and the maximum is 10%, and the minimum quarterly simple interest increase is 1% and the maximum is 2.5%.

Next, we compare this Annual Increase to the Contract Value using the values determined at the end of the prior Business Day and increase your Annual Increase to equal this Contract Value if it is greater.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Any withdrawals may reduce the Annual Increase and the increase base by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Annual Increase, we deduct more than the amount withdrawn from the Annual Increase. Likewise, if at the time of withdrawal the Contract Value is less than the increase base, we deduct more than the amount withdrawn from the increase base.

NOTE FOR CONTRACTS WITH THE BONUS OPTION: The bonus is not included the parts of this value that are based on Purchase Payments.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

These restrictions apply only to Contracts with Income Protector while the benefit is in effect. When you select Income Protector, you consent to allow us to rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under Income Protector, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than what you would have had without the benefit.

If you select Income Protector, we restrict your selection of certain Investment Options. We set these restrictions on the rider effective date and once we set them we cannot change them. We currently require you to allocate 100% of your total Contract Value to the Group C Investment Options. If you add Income Protector to your Contract after the Issue Date, you must reallocate your Contract Value to comply with these restrictions before we add the benefit to your Contract. If you add Income Protector to your Contract in the future, you are subject to Investment Option restrictions that are applicable at that time. In the future, we could offer only one Investment Option Group and as few as five total Investment Options. If we offer more than one Investment Option group in the future, we do not move Investment Options between the groups after the rider effective date.

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio

Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

We may add or remove Investment Options to or from your Contract after the rider effective date. We secure all necessary SEC and other governmental approvals before adding or removing an Investment Option. If we do, we provide written notice regarding additions to or deletions from the Investment Option groups. When an Investment Option is closed or substituted within an Investment Option group, we send written notice regarding the closing or substitution 30 days before the effective date.

In addition, on each Quarterly Anniversary we automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. The rebalancing occurs at the end of the last Business Day before the Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. However, if you are participating in the DCA program, quarterly rebalancing transfers do not move Contract Value into or out of the DCA Money Market Account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. Transfers of Contract Value between the Investment Options do not change the allocation instructions for any future Purchase Payments and do not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the restrictions for your selected benefit or we reject your change.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

These Investment Option allocation and transfer restrictions end when your benefit ends.

TAXATION OF LIFETIME PLUS PAYMENTS

Lifetime Plus Payments that you receive before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment are most likely subject to ordinary income tax. In addition, if any Owner is younger than age 59½, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.

WHEN INCOME PROTECTOR ENDS

Before the Benefit Date, Income Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).
•
For single Lifetime Plus Payments where the Contract is jointly owned by non-spouses, upon the death of any Joint Owner, the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. This means Income Protector may end even if the sole Covered Person is still alive.

•
The date of death of all Covered Persons. If joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Income Protector ends as of this date of death.

•	The older Covered Person’s 91st birthday.
•
The Business Day before the Income Date that you take a Full Annuitization, including a required Full Annuitization on the maximum permitted Income Date. For more information, see section 3, The Annuity Phase.

•	The Business Day we process your request for a full withdrawal.
•	When the Contract ends.

On and after the Benefit Date, Income Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date). This option is only available while your Contract Value is positive.
•	The Business Day you take an Excess Withdrawal of the entire Contract Value.
•
The Business Day you take an Excess Withdrawal if the current Benefit Base (after reduction for the Excess Withdrawal) multiplied by the age-based payment percentage of the younger Covered Person on the previous Benefit Anniversary is less than $100.

•	The Business Day before the Income Date that you take a Full Annuitization.
•	On the Benefit Date if the initial annual maximum Lifetime Plus Payment would be less than $100.
•	For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.
•	For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has been reduced to zero, the date of death of the Covered Person.
•	For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are not spouses, the date of death of any Joint Owner.
•
For single Lifetime Plus Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and continues the Contract. If the surviving spouse who is also the Covered Person continues the Contract, this rider ends on the date of death of the Covered Person.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

•
For joint Lifetime Plus Payments, the date of death of both Covered Persons. However, if a Covered Person dies and the surviving spouse, who is also a Covered Person, elects to receive the death benefit instead of continuing the Contract, then Lifetime Plus Payments stop and this benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option. Also, if joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Income Protector ends as of this date of death.

•	When the Contract ends.

11.c INVESTMENT PLUS

Investment Plus provides, during the Accumulation Phase, a level of protection for the principal you invest while locking in any Quarterly Anniversary investment gains through the Protected Investment Value that is available at a future point you select, called the Protected Investment Date. The earliest initial Protected Investment Date you can select is the tenth rider anniversary and additional Protected Investment Dates occur on every subsequent tenth rider anniversary before you request to begin lifetime income, called Lifetime Income Payments. The Protected Investment Value is available only on the last Business Day before each Protected Investment Date. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal. Once you request to begin Lifetime Income Payments, we no longer calculate the Protected Investment Value and there will not be any more Protected Investment Dates. While you are receiving Lifetime Income Payments, you continue to have access to both Contract Value and a death benefit for a period of time. We designed Lifetime Income Payments to last for the lifetime of the Covered Person(s). If all Covered Persons die before you request to begin Lifetime Income Payments, this benefit ends and these payments are not available. These payments are available to you immediately if the Covered Person(s) meets the exercise age restrictions discussed under “Requesting Lifetime Income Payments.” If you begin Lifetime Income Payments immediately, we do not calculate the Protected Investment Value and there will not be any Protected Investment Dates. You choose how often you receive payments and how much you receive subject to an annual maximum. Once established, the annual maximum Lifetime Income Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

There are several important points to consider before selecting Investment Plus.

•	This benefit is subject to a rider charge as described in the Fee Tables and section 7, Expenses – Rider Charge.
•	This benefit does not guarantee the performance of any Investment Option.
•	If you select the No Withdrawal Charge Option, you can only remove this benefit if we increase the rider charge.
•
If you select this benefit we restrict additional Purchase Payment and Contract Value allocations and transfers, and rebalance your Contract Value quarterly. These restrictions support the benefit’s guarantees, and to the extent they limit your investment flexibility, they may limit the upside potential to your Contract Value, Protected Investment Value and Lifetime Income Value.

•	The Protected Investment Value does not lock in any Contract Value gains that occur between Quarterly Anniversaries, or after the Benefit Election Date.
•
The Protected Investment Value does not provide any guarantee to your Contract Value before the initial Protected Investment Date, during the period between Protected Investment Dates, or after the Benefit Election Date.

•	If you do not begin Lifetime Income Payments during the payment availability period, you will have paid for the benefit without receiving all of its advantages.
•	Joint Lifetime Income Payments are not available if there is more than a 30-year age difference between Covered Persons.

Please discuss the appropriateness of Investment Plus with your Financial Professional.

SELECTING INVESTMENT PLUS

NOTE: Not available if your Contract previously included Investment Protector, Income Protector, one of previously available Target Date Benefits, or one of previously available Lifetime Benefits.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

You can select Investment Plus at issue, or on any subsequent Quarterly Anniversary once before the older Covered Person’s 81st birthday (if available).

You can select Investment Plus after the Issue Date by completing the appropriate form. We add this benefit to your Contract on the Quarterly Anniversary (or on the next Business Day if the anniversary is not a Business Day) after we receive your request in Good Order at our Service Center, and the rider effective date is that Quarterly Anniversary. For the request to be in Good Order, we must receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside of this time period, we contact you and request that you resubmit it for the next Quarterly Anniversary. Your Contract Value on the rider effective date must be at least $10,000 (or $25,000 if you also selected the No Withdrawal Charge Option). You must reallocate your Contract Value and change your future allocation instructions to comply with the Investment Option allocation and transfer restrictions discussed later in this section before we add this benefit to your Contract.

REMOVING INVESTMENT PLUS

You can remove Investment Plus from your Contract once while the Contract Value is positive. If you remove this benefit, it is not available for future selection. If you select the No Withdrawal Charge Option, you can only remove this benefit if we increase the rider charge.

You can remove Investment Plus by completing the appropriate form. If we increase this benefit’s rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary. For the request to be in Good Order, we must receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside of this time period, we contact you and request that you resubmit it for the next Quarterly Anniversary.

On the rider termination date Lifetime Income Payments (if applicable) stop, we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.

COVERED PERSON(S)

Covered Person(s) are the persons upon whose lives we base Lifetime Income Payments. Their ages determine availability of Investment Plus, when Lifetime Income Payments can begin and the initial annual maximum Lifetime Income Payment. When you select this benefit you choose whether you want Lifetime Income Payments based on your life (single payments), or the lifetime of you and your spouse (joint payments). Joint Lifetime Income Payments are not available on trust owned contracts, or if there is more than a 30-year age difference between spouses. Based on your payment selection, we determine the Covered Persons as follows.

For single Lifetime Income Payments and for:

•	solely owned Contracts, the Covered Person is the Owner.
•	jointly owned Contracts, you can choose which Owner is the Covered Person.
•	Contracts owned by a non-individual, the Covered Person is the Annuitant.
For joint Lifetime Income Payments, Covered Persons must be spouses and for:
•	Non-Qualified Contracts:
–	spouses must be Joint Owners; or
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.
•	Qualified Contracts:
–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or
–	if the owner is a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary; or
–
if the owner is a non-individual and we require the non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

After the rider effective date you cannot add or replace a Covered Person, but you can remove a joint Covered Person on a Contract Anniversary (or a Benefit Anniversary once payments begin) by completing the appropriate form and sending it to us within 30 days before the anniversary. We process your request on the Contract Anniversary* (or Benefit Anniversary) that occurs immediately after we receive your request in Good Order at our Service Center. Removing a joint Covered Person does not change Lifetime Income Payments, but it may change your rider charge. We change your charge to equal the current charge for single Lifetime Income Payments that is in effect on the anniversary that we process your request to remove a joint Covered Person if this amount differs from your current charge. However, any new rider charge cannot be greater than the maximum listed in the Fee Tables or section 6, Expenses - Rider Charge.

*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

NOTE: A person no longer qualifies as a Covered Person and we remove them from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required here.

NOTE FOR NON-SPOUSE JOINT OWNERS SELECTING SINGLE LIFETIME INCOME PAYMENTS: Upon the death of any Owner, we pay any applicable death benefit, and Income Protector and any Lifetime Plus Payments end if the Contract Value is positive. This means that upon an Owner’s death, Lifetime Plus Payments are no longer available even if the sole Covered Person is still alive.

NOTE FOR JOINT LIFETIME INCOME PAYMENTS: Joint Covered Persons must continue to qualify as spouses under federal law while Investment Plus is in effect. If at any time before this you are no longer spouses, you must send us notice and remove a joint Covered Person. When we receive notification of an Owner’s death, if we discover that the joint Covered Persons were not federally recognized spouses at the time of death, spousal continuation of the Contract is not available. Therefore, Investment Plus, any Lifetime Income Payments and the Contract all end.

THE PROTECTED INVESTMENT DATES

Investment Plus guarantees that on each Protected Investment Date until you request to begin Lifetime Income Payments (the Benefit Election Date), or the benefit ends, your Contract Value cannot be less than the Protected Investment Value (described next in this section). You select the initial Protected Investment Date when you select this benefit unless you choose to immediately begin Lifetime Income Payments. The earliest available initial Protected Investment Date is the tenth rider anniversary, and the latest date is the earlier of the nineteenth rider anniversary or the last rider anniversary prior to the older Covered Person’s 91st birthday. Additional Protected Investment Dates occur on every tenth rider anniversary after the initial Protected Investment Date and before the Benefit Election Date and while this benefit is in effect.

For example, you purchase a Contract as the sole Covered Person on September 1, 2011 and you are age 60. You select Investment Plus on the first Quarterly Anniversary, December 1, 2011 and you are still age 60. The earliest available initial Protected Investment Date is December 1, 2021 and the latest date is December 1, 2030. If you select the earliest available initial date (December 1, 2021), subsequent Protected Investment Dates would occur on December 1st in 2031, 2041, etc., assuming you do not choose to begin Lifetime Income Payments.

If your Contract Value is less than the Protected Investment Value at the end of the last Business Day before each Protected Investment Date, we credit your Contract Value with the difference. This credit is available for immediate withdrawal, subject to any applicable withdrawal charge and penalty tax. This is the only day the Protected Investment Value is guaranteed to be available to you. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal. We allocate this credit to your selected Investment Options based on the percentage of Contract Value in each Investment Option on the date of the credit. We apply the credit to your Contract after we do any quarterly Contract Value rebalancing. For tax purposes, we treat the credit as earnings under the Contract. However, if the Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments less any payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if you then withdraw the total Contract Value. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal (see section 6, Expenses – Withdrawal Charge).

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Resetting the initial Protected Investment Date

After the rider effective date, you can reset the initial Protected Investment Date before the Benefit Election Date or the older Covered Person’s 81st birthday. Resets are only available if Contract Value is at least equal to the Protected Investment Value with both values determined at the end of the last Business Day before the rider anniversary that we process your reset request. The earliest new initial Protected Investment Date is ten rider anniversaries after we process your request, and the latest available date is the earlier of the nineteenth rider anniversary after we process your request or the last rider anniversary prior to the older Covered Person’s 91st birthday. You request a reset by completing the appropriate form. We process your request as of the immediately preceding rider anniversary (or on the next Business Day if the anniversary is not a Business Day) once we receive your request in Good Order at our Service Center. For the request to be in Good Order, we must receive this form within 30 days on or after a rider anniversary. If we receive your request outside of this time period, we reject your request. The reset date is the rider anniversary that we process your request.

THE PROTECTED INVESTMENT VALUE

We use the Protected Investment Value to determine the Contract Value credits you can receive on each Protected Investment Date. We only calculate the Protected Investment Value before the Benefit Election Date and while the benefit is in effect.

On each Business Day the Protected Investment Value is equal to the greater of the result of the Quarterly Anniversary Value multiplied by the current guarantee percentage, or if you:

•	select the benefit at issue, total Purchase Payments reduced by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process each withdrawal.

•
select the benefit after issue, the Contract Value at the end of the last Business Day before the rider effective date, plus all Purchase Payments received on or after the rider effective date, and reduced by the percentage of Contract Value withdrawn determined at the end of the Business Day we process each withdrawal taken on or after the rider effective date.

•
reset the initial Protected Investment Date, the Contract Value at the end of the last Business Day before the reset date, plus all Purchase Payments received on or after the reset date, and reduced by the percentage of Contract Value withdrawn determined at the end of the Business Day we process each withdrawal taken on or after the reset date.

Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges. We establish your Contract’s guarantee percentage on the rider effective date and we cannot change it. The current guarantee percentage is 80%. In the future, we may change the guarantee percentage for newly issued Contracts, and but cannot be greater than 100%. We calculate the Quarterly Anniversary Value as discussed later in this section.

LIFETIME INCOME PAYMENT OVERVIEW

We base your initial Lifetime Income Payment on the Lifetime Income Value and the current payment percentage. When you request that payments begin, the Lifetime Income Value is the greater of the Contract Value as of the end of the last Business Day before the Benefit Election Date, or the highest value from any prior Quarterly Anniversary (the Quarterly Anniversary Value). We determine your payment percentage by using the Payment Table(s), the age of the sole Covered Person or younger joint Covered Person, and the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate (for more information, see below). We establish your Contract’s Payment Table(s) on the Issue Date and we cannot change them. If the Ten-year U.S. Constant Maturity Treasury rate is no longer available, we may substitute a replacement Treasury rate. We base any replacement Treasury rate upon U.S. Treasury securities, with maturities of at least two years. The current Payment Table is as follows.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Payment Table
Current Ten-year U.S. Constant Maturity Treasury rate	Payment percentage if younger Covered Person is age 60-64	Payment percentage if younger Covered Person is age 65-90
3.49% and below	3.5%	4%
3.50% to 4.99%	4.5%	5%
5.00% to 6.49%	5.5%	6%
6.50% and above	6.5%	7%
In the future, we may change the Payment Table(s) for newly issued Contracts. The minimum payment percentage that we may offer for future Payment Tables is 3% and the maximum is 8%.

The annual maximum Lifetime Income Payment is the amount you are entitled to receive each year, but you can choose to take less than this amount. Your annual maximum Lifetime Income Payment may increase if the payment percentage increases based on the Covered Person’s age and the current treasury rate, and/or the Contract Value increases. However, your annual maximum payment does not increase just as a result of the Covered Person moving into a new age band; the result of the current Contract Value multiplied by the increased payment percentage must be greater than your current annual maximum payment for your payment to increase. For more information, see the “Automatic Annual Lifetime Income Payment Increases.”

Here is a chart of the historical Ten-year U.S. Constant Maturity Treasury Rate. This chart is shown for historical purposes only and is not a representation of future rates.

	High and Low Ten-Year U.S. Constant Maturity Treasury Rate by Year
Year	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
High	7.89%	7.06%	6.98%	5.81%	6.45%	6.79%	5.54%	5.44%	4.61%	4.89%	4.66%	5.25%	5.26%	4.27%	3.98%
Low	5.58%	5.53%	5.72%	4.16%	4.63%	5.02%	4.22%	3.61%	3.13%	3.70%	3.89%	4.34%	3.83%	2.08%	2.23%
THE LIFETIME INCOME VALUE

We use the Lifetime Income Value to determine both your rider charge and your initial annual maximum Lifetime Income Payment. The greater the Lifetime Income Value, the greater the initial annual maximum Lifetime Income Payment you can take.

On the rider effective date, and on each Business Day before the Benefit Election Date, the Lifetime Income Value is equal to the Quarterly Anniversary Value. On the Benefit Election Date, we compare your Lifetime Income Value to the Contract Value using the values determined at the end of the prior Business Day and we increase your Lifetime Income Value to equal this Contract Value if it is greater.

On and after the Benefit Election Date, your Lifetime Income Value only changes if we increase your annual maximum Lifetime Income Payment or you take an Excess Withdrawal. An annual payment increase may increase or decrease your Lifetime Income Value as discussed in “Automatic Annual Payment Increases to the Lifetime Income Payments” in this section. Excess Withdrawals reduce your Lifetime Income Value by the percentage of Contract Value withdrawn determined at the end of the Business Day we process the Excess Withdrawal. Changes in the Lifetime Income Value also change your daily rider charge amount.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

THE QUARTERLY ANNIVERSARY VALUE

We only calculate the Quarterly Anniversary Value before the Benefit Election Date, and while the benefit is in effect.

If the rider effective date is the Issue Date, the Quarterly Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. If the rider effective date occurs after the Issue Date, the Quarterly Anniversary Value is initially equal to the Contract Value at the end of the prior Business Day.

At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments.

•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each Quarterly Anniversary before the older Covered Person’s 91st birthday, we compare the Quarterly Anniversary Value to the Contract Value using the values determined at the end of the prior Business Day and increase the Quarterly Anniversary Value to equal this Contract Value if it is greater.

REQUESTING LIFETIME INCOME PAYMENTS

You begin receiving Lifetime Income Payments by completing a payment election form. Your Benefit Election Date is the Business Day we receive your form in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Election Date in order for Lifetime Income Payments to begin. You cannot submit this form until the younger Covered Person reaches the exercise age, or once the older Covered Person reaches age 91. We establish your Contract’s exercise age on the Issue Date and we cannot change it. The current exercise age is age 60. In the future, we may change the exercise age for newly issued Contracts to be as low as age 50 or as high as age 75.

Lifetime Income Payments begin on the Payment Date you select, which can be any day of a calendar month from the first to the 28th. The earliest Payment Date you can select is the Benefit Election Date, and the latest Payment Date is 28 days after the Benefit Election Date. You can elect to receive Lifetime Income Payments monthly, quarterly, semi-annually, or annually. If the scheduled Payment Date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Benefit Year while your Contract Value is positive. Once your Contract Value reduces to zero, you receive your maximum Lifetime Income Payment at the previous selected payment frequency. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change.

If your Contract Value reduces to zero for any reason other than a withdrawal while this benefit is in effect, the Lifetime Income Value is positive, and before Lifetime Income Payments begin, your Contract continues and we send you written notice once the younger Covered Person reaches the exercise age, that you are now eligible to begin Lifetime Income Payments. If a Protected Investment Date occurs during the period between when your Contract Value reduces to zero and the Benefit Election Date, we increase your Contract Value to equal the Protected Investment Value. If you have not begun Lifetime Income Payments six months before the older Covered Person reaches age 91, we send you written notice that the payment availability period is about to end. If the payment availability period ends before Lifetime Income Payments begin, you will have paid for the benefit without receiving all of its advantages.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

On or after the Benefit Election Date that you request Lifetime Income Payments:

•	We no longer calculate the Protected Investment Value and there will not be any future Protected Investment Dates.
•	You cannot take new Partial Annuitizations.
•	Your cannot make additional Purchase Payments so the Traditional Death Benefit value (if applicable) no longer increases.
•	Any active automatic investment plan, and/or systematic withdrawal or dollar cost averaging programs end.
•	The free withdrawal privilege is not available.
•	You can only remove Investment Plus while the Contract Value is positive. If you remove this benefit, the restrictions listed above do not apply on or after the rider termination date.
•	You can only change the ownership of this Contract if you selected joint Lifetime Income Payments and:
–	an Owner dies and the spouse continues the Contract, or
–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.
•	The rider charge continues until the rider termination date, or the Business Day the Contract Value reduces to zero.
•	If you select the Maximum Anniversary Death Benefit, its additional M&E charge continues until that benefit ends.
•	If you take a Full Annuitization, Lifetime Income Payments stop and Investment Plus ends.
•
The Contract Value continues to fluctuate as a result of Investment Option performance, and it decreases on a dollar for dollar basis with each Lifetime Income Payment, any Excess Withdrawal, and the deduction of any Contract charges.

•
Lifetime Income Payments do not reduce your Lifetime Income Value, but Excess Withdrawals reduce your Lifetime Income Value and annual maximum Lifetime Income Payment by the percentage of Contract Value withdrawn (including any withdrawal charge). Excess Withdrawals may cause your Lifetime Income Payments to stop and Investment Plus to end.

•
Each Lifetime Income Payment and any Excess Withdrawal reduce the Traditional Death Benefit value (or the Maximum Anniversary Value under the Maximum Anniversary Death Benefit, if applicable) by the percentage of Contract Value withdrawn (including any withdrawal charge).

•	Any part of your annual maximum Lifetime Income Payment that you do not withdraw in a given Benefit Year remains in your Contract, but is not added to the next Benefit Year’s annual maximum payment.
•
We may increase your annual maximum Lifetime Income Payment on every Benefit Anniversary before the older Covered Person reaches age 91. If you receive a payment increase, we may also change your Lifetime Income Value.

CALCULATING YOUR LIFETIME INCOME PAYMENTS

The annual maximum Lifetime Income Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Election Date, the initial annual maximum Lifetime Income Payment is equal to the Lifetime Income Value, multiplied by the payment percentage. We determine your payment percentage by using the Payment Table for your Contract (the current table) that appears in the “Lifetime Income Payment Overview” earlier in this section, the age of the sole Covered Person or younger joint Covered Person, and the current treasury rate that is in effect when we receive your payment election form in Good Order at our Service Center. If your request is received by 4 p.m. Eastern Time on the last Business Day of the week, the current treasury rate is calculated by reference to the Ten-year U.S. Constant Maturity Treasury rate from the end of the last Business Day of the prior week. If we receive your form after 4 p.m. Eastern Time on the last Business Day of the week, we process your request using the treasury rate for the next week that we determine at the end of the current Business Day. (For historical information about the Ten-year U.S. Constant Maturity Treasury rate, please see the “Lifetime Income Payment Overview” in this section.) We determine the Lifetime Income Value on the Benefit Election Date as described in “The Lifetime Income Value” discussion earlier in this section. On the Benefit Election Date, if your initial annual maximum Lifetime Income Payment is less than $100, Lifetime Income Payments are not available to you and we contact you to discuss alternate arrangements.

The annual maximum Lifetime Income Payment is the amount you are entitled to, but you can choose to take less than this amount. The annual actual Lifetime Income Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the next Benefit Year’s annual maximum payment. Each Lifetime Income Payment you receive is equal to the annual actual Lifetime Income Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Lifetime Income Payment must either be zero, or at least $100.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

We deduct each Lifetime Income Payment, Excess Withdrawal, and any additional RMD payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Contract Value among the Investment Options according to your future Purchase Payment allocation instructions while this benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect, subject to the restrictions set out in section 5, Investment Options – Transfers Between Investment Options, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this section.

If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal, then Lifetime Income Payments continue until the deaths of all Covered Persons.

Excess Withdrawals

Your annual maximum Lifetime Income Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Income Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Lifetime Income Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Lifetime Income Payment, and not an Excess Withdrawal. Excess Withdrawals include any applicable withdrawal charge.

For example, assume your annual maximum Lifetime Income Payment is $2,000 and you choose to take $1,000 annually. Within a Benefit Year, you can withdraw up to an additional $1,000 and we would consider that amount to be an additional actual Lifetime Income Payment. If you withdraw an additional $1,200, we would consider the first $1,000 to be an additional actual Lifetime Income Payment and the next $200 to be an Excess Withdrawal.

Any partial Excess Withdrawal must comply with the restrictions in section 8, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any rider charge). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any rider charge). If you take an Excess Withdrawal of the total remaining Contract Value, your entire Contract ends. Excess Withdrawals reduce your annual maximum Lifetime Income Payment on the next Benefit Anniversary after the withdrawal by the percentage of Contract Value withdrawn. If Excess Withdrawals reduce your annual maximum Lifetime Income Payment to less than $100, we send the total remaining Contract Value to you and your Contract ends.

NOTE FOR QUALIFIED CONTRACTS: If we calculate a required minimum distribution (RMD) based on this Contract, we determine, after making all Lifetime Income Payments for the calendar year, whether this calendar year’s total RMD amount has been satisfied by these payments and any Excess Withdrawals. If the RMD amount has not been satisfied, we send you the remaining amount as one RMD payment by the end of the calendar year. This RMD payment does not change your Lifetime Income Value or annual maximum Lifetime Income Payment, but it reduces your death benefit proportionately.

NOTE REGARDING REQUIRED ANNUITIZATION: If on the maximum permitted Income Date you are receiving Lifetime Income Payments, we guarantee to pay you the greater of your maximum Lifetime Income Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply. (For more information see section 3, The Annuity Phase.)

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME INCOME PAYMENTS

We may change your annual maximum Lifetime Income Payment on each Benefit Anniversary before the older Covered Person reaches age 91.

First, we adjust your annual maximum payment from the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), for any Excess Withdrawal taken during the prior Benefit Year as discussed in “Calculating Your Lifetime Income Payments” in this section.

We may then also increase your adjusted annual maximum Lifetime Income Payment to equal the result of your Contract Value determined at the end of the prior Business Day, multiplied by the greater of:

a)	the payment percentage established on the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), or
b)	the payment percentage based on the current age of the younger Covered Person and the current treasury rate that is in effect on the Benefit Anniversary.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

If we increase your payment, we also change your Lifetime Income Value to equal your Contract Value determined at the end of the prior Business Day. This may increase or decrease your Lifetime Income Value, which may also change the daily rider charge amount.

If your actual Lifetime Income Payment is an exact dollar amount, an automatic annual payment increase does not increase your actual payment. However, if your actual Lifetime Income Payment is a percentage of your annual maximum Lifetime Income Payment, an automatic annual payment increase does increase your actual payment.

For historical information about the Ten-year U.S. Constant Maturity Treasury rate, please see the “Lifetime Income Payment Overview” earlier in this section.

NOTE: Automatic annual payment increases to the Lifetime Income Payments are not available once the older Covered Person reaches age 91, or on or after the Business Day your Contract Value reduces to zero.

TAXATION OF LIFETIME INCOME PAYMENTS

We treat Lifetime Income Payments as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the total Lifetime Income Payment is most likely subject to ordinary income tax. For both Qualified and Non-Qualified Contracts, if we reduce the exercise age in the future to below age 59½, and any Owner is younger than age 59½ while receiving Lifetime Income Payments, the payments may be subject to a 10% federal penalty tax. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Internal Revenue Code and you begin Lifetime Income Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% federal penalty tax.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

Under Investment Plus, we restrict both your selection of Investment Options, and the percentage of Contract Value you can allocate to the selected Investment Options. By selecting this benefit, you agree to allow us to rebalance your Contract Value as described here. We have put these restrictions in place to support the guarantees we provide under Investment Plus, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any potential upside Investment Option returns, which may limit your Contract Value and Lifetime Income Value.

We establish your Contract’s Investment Option allocation and transfer restrictions on the rider effective date and we cannot change them. We currently require you to allocate 100% of your total Contract Value to the Group C Investment Options. In the future, we could offer additional Investment Option Groups with as few as five total Investment Options in all groups. If we offer multiple Investment Option groups in the future, we may also move Investment Options from a more restrictive group to a less restrictive group, but we cannot move Investment Options the other way.

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio

Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

We may add, eliminate or substitute Investment Options from this group. We secure all necessary SEC and other governmental approvals before eliminating or substituting an Investment Option. We send you written notice regarding additions, eliminations or substitutions. When an Investment Option within a group is closed or substituted, we send your written notice 30 days before the closing or substitution date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

We automatically rebalance the Contract Value in each of your selected Investment Options according to your future Purchase Payment allocation instructions each quarter. The rebalancing occurs at the end of the last Business Day before each Quarterly Anniversary so that it is in effect on the Quarterly Anniversary. Once you invest in the Investment Options, their performance may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your selected allocation mix. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count them against any free transfers that we allow. To change how we rebalance your Contract Value each quarter, you must change your future Purchase Payment allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.

WHEN INVESTMENT PLUS ENDS

Before the Benefit Election Date, Investment Plus ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).
•
For single Lifetime Income Payments where the Contract is jointly owned by non-spouses, upon the death of any Joint Owner, the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. This means Investment Plus may end even if the sole Covered Person is still alive.

•
The date of death of all Covered Persons. If joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Investment Plus ends as of this date of death.

•	The Business Day before the Income Date that you take a Full Annuitization.
•	The Business Day we process your request for a full withdrawal.
•	When the Contract ends.

On and after the Benefit Election Date, Investment Plus ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date). This option is only available while your Contract Value is positive.
•	The Business Day you take an Excess Withdrawal of the total Contract Value.
•	The Business Day before the Income Date that you take a Full Annuitization. This option is only available while your Contract Value is positive.
•	On the Benefit Election Date if the initial annual maximum Lifetime Income Payment is less than $100.
•	On the Benefit Anniversary that your annual maximum Lifetime Income Payment is less than $100 due to an Excess Withdrawal.
•	For single Lifetime Income Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.
•	For single Lifetime Income Payments where the Contract is jointly owned, if the Contract Value has been reduced to zero, the date of death of the Covered Person.
•	For single Lifetime Income Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are not spouses, the date of death of any Joint Owner.
•
For single Lifetime Income Payments where the Contract is jointly owned, if the Contract Value has not been reduced to zero and the Joint Owners are spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and continues the Contract. If the surviving spouse who is also the Covered Person continues the Contract, this benefit ends on the date of death of the Covered Person.

•
For joint Lifetime Income Payments, the date of death of both Covered Persons. However, if a Covered Person dies and the surviving spouse, who is also a Covered Person, elects to receive the death benefit instead of continuing the Contract, then Lifetime Income Payments stop and this benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option. Also, if joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Investment Plus ends as of this date of death.

•	When the Contract ends.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

11.d OTHER OPTIONAL BENEFITS

MAXIMUM ANNIVERSARY DEATH BENEFIT

The Maximum Anniversary Death Benefit is designed for Owners who want the ability to lock in market gains to provide an increased death benefit for Beneficiaries during the Accumulation Phase. The Maximum Anniversary Death Benefit is only available at issue and it carries an additional M&E charge. We calculate the additional M&E charge as discussed in section 6, Expenses – Mortality and Expense Risk (M&E) Charge. The Maximum Anniversary Death Benefit requires selection of Investment Protector, Income Protector or Investment Plus.

The death benefit provided by the Maximum Anniversary Death Benefit will never be less than the Traditional Death Benefit, but they may be equal. Once you select the Maximum Anniversary Death Benefit, you cannot cancel it. Check with your Financial Professional regarding availability of the Maximum Anniversary Death Benefit and be sure to discuss whether this benefit is appropriate for your situation.

We determine the Maximum Anniversary Death Benefit as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death* and an election of the death benefit payment option. It is the greater of the Contract Value (after deduction of the final rider charge, if applicable), or the Maximum Anniversary Value.

*	Please see section 10, Death Benefit for details on what we consider to be due proof of death.

The Maximum Anniversary Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.
•	The Business Day that the Maximum Anniversary Value and Contract Value are both zero.
•	When the Contract ends.

NOTE FOR CONTRACTS WITH THE BONUS OPTION:  Bonus amounts are included in the calculation of the portion of the death benefit that is based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of the death benefit that is based on Purchase Payments.

NOTE: Because this benefit also requires selection of Investment Protector, Income Protector or Investment Plus, your Contract Value decreases with each Lifetime Plus Payment, Lifetime Income Payment, Excess Withdrawal and the deduction of the rider charge. These deductions reduce the Maximum Anniversary Value available under this benefit.

Calculating the Maximum Anniversary Value Under the Maximum Anniversary Death Benefit

The Maximum Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

At the end of each Business Day, we increase the Maximum Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Maximum Anniversary Value proportionately by the percentage of Contract Value withdrawn that day. Withdrawals include Partial Annuitizations, Lifetime Plus Payments, Lifetime Income Payments, Excess Withdrawals, and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each Contract Anniversary before the end date, the Maximum Anniversary Value is equal to the greater of its value on the previous Business Day, or the Contract Value at the end of the previous Business Day.

The end date occurs on the earliest of:

•	the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual); or
•	the end of the Business Day during which we first receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option.

If the end date occurs due to age, we continue to calculate the Maximum Anniversary Value in the same way that we do on each Business Day other than a Contract Anniversary until we receive the required death information. If the end date occurs because of death and there are multiple Beneficiaries, the Maximum Anniversary Value no longer increases as of the Business Day we receive the above required death claim documentation from the Beneficiary that first files claim.

Any withdrawals may reduce the Maximum Anniversary Value by more than the amount withdrawn. If the Contract Value at the time of withdrawal is less than the Maximum Anniversary Value, we deduct more than the amount withdrawn.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

BONUS OPTION

The Bonus Option is designed for Owners who believe that the return on the investment of the bonus in the Investment Options offsets the additional costs associated with the Bonus Option. This option provides a 6% bonus on each Purchase Payment we receive before the older Owner’s 81st birthday (or the Annuitant’s 81st birthday if the Contract is owned by a non-individual). After a withdrawal of Purchase Payments, a bonus is only applicable to additional Purchase Payment amounts in excess of all previous Purchase Payments withdrawn. The Bonus Option is only available at issue and it carries an additional M&E charge and a higher and longer withdrawal charge schedule. These charges are discussed in the Fee Tables and section 6, Expenses. The Bonus Option ends when your Contract ends. Once you select the Bonus Option, you cannot cancel it. The Bonus Option is not available if you select either the Short Withdrawal Charge Option or the No Withdrawal Charge Option. For more information, please see section 11, Selection of Optional Benefits.

The bonus may be more than offset by the additional charges associated with the Bonus Option. Check with your Financial Professional regarding availability of the Bonus Option and be sure to discuss whether this benefit is appropriate for your situation.

The IRS has not reviewed the Contract for qualification as an IRA and has not issued a ruling as to whether a bonus benefit comports with IRA requirements. Consult your tax adviser before purchasing a Contract with a Bonus Option.

We credit the bonus to your Contract subject to the following terms.

1)
We treat all bonus amounts and any gains or losses attributable to such amounts as earnings under the Contract and are treated as such for purposes of the withdrawal charge as well as for tax purposes.

2)	All gains and losses attributable to the bonus are part of your Contract Value.
3)	If the Contract is owned by a non-individual, then we use the age of the Annuitant to determine whether a bonus applies.

The bonus is not included in any of the guaranteed benefits that are based on Purchase Payments, but it is included in the guaranteed benefits that are based on Contract Value. We pay all bonus amounts from the general account assets of Allianz Life of New York.

Your Contract incurs expenses on the total Contract Value, which includes the bonus. If you cancel your Contract during the free look/right-to-examine period, you forfeit your bonus. It is possible upon withdrawal, particularly in a declining market and since charges are assessed against the Contract Value (which includes the bonus), that you may receive less money back than you would have if you had not received the bonus or had not selected the Bonus Option. We expect to profit from certain charges assessed under the Contract (for example, the withdrawal charge and the M&E charge) associated with the Bonus Option.

SHORT WITHDRAWAL CHARGE OPTION

The Short Withdrawal Charge Option is designed for Owners who are concerned with short-term liquidity. This option shortens the withdrawal charge period for your Contract from seven years to four years. The Short Withdrawal Charge Option is only available at issue, it only applies during the Accumulation Phase of the Contract and it carries an additional M&E charge. The withdrawal charge and M&E charge are discussed in the Fee Tables and section 6, Expenses. The Short Withdrawal Charge Option ends when the Accumulation Phase ends. Once you select the Short Withdrawal Charge Option, you cannot cancel it. The Short Withdrawal Charge Option is not available if you select either the Bonus Option or No Withdrawal Charge Option. For more information, please see section 11, Selection of Optional Benefits.

Because the Short Withdrawal Charge Option carries an additional M&E charge, it may not be appropriate if you do not intend to take a withdrawal during the fifth through seventh complete years following our receipt of your Purchase Payment. Check with your Financial Professional regarding the availability of the Short Withdrawal Charge Option and be sure to discuss whether this option is appropriate for your situation.

NO WITHDRAWAL CHARGE OPTION

You can eliminate the withdrawal charge under your Contract by selecting the No Withdrawal Charge Option at issue. This option carries an additional M&E charge and requires a higher initial Purchase Payment ($25,000 rather than $10,000). The withdrawal charge and M&E charge are discussed in the Fee Tables and section 6, Expenses.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

The No Withdrawal Charge Option is not available if you select either the Bonus Option or Short Withdrawal Charge Option. If you select the No Withdrawal Charge Option, you must also select Investment Protector, Income Protector, or Investment Plus. If your Contract includes the No Withdrawal Charge Option, you can only remove the additional required benefit if: a) we increase the rider charge on a Quarterly Anniversary; b) if you select single Lifetime Plus Payments under Income Protector or single Lifetime Income Payments under Investment Plus, the sole Covered Person dies and your spouse continues the Contract; or c) you can simultaneously replace Income Protector with Investment Protector, or vice versa, as discussed in section 11, Selection of Optional Benefits. The No Withdrawal Charge Option ends when the Accumulation Phase ends.

Once you select the No Withdrawal Charge Option, you cannot cancel it. Because the No Withdrawal Charge Option carries an additional M&E charge, it may not be appropriate if you do not intend to withdraw a Purchase Payment during the first four years after we receive it. Also, because the No Withdrawal Charge Option requires you to select an additional optional benefit, it may not be appropriate if you do not intend to exercise this additional required benefit. Check with your Financial Professional regarding the availability of the No Withdrawal Charge Option, and to discuss whether this option is appropriate for your situation.

12.	OTHER INFORMATION

ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York on September 21, 1982. Our address is One Chase Manhattan Plaza, 37th Floor, New York, NY 10005-1423. We offer fixed and variable annuities and individual life insurance. We are licensed to do direct business in 6 states, including New York and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life of NY Variable Account C (the Separate Account, formerly Preferred Life Variable Account C), as a separate account under New York insurance law on February 26, 1988. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts.

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life of New York.

DISTRIBUTION

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial, a limited liability company organized in Minnesota, is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934 (the 1934 Act), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with our affiliate Allianz Life Financial for the distribution and sale of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf. Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their Financial Professionals. Investment Options that assess Rule 12b-1 fees make payments of the fees to

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These payments typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year. The investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may from time to time make payments for administrative services to Allianz Life Financial or its affiliates.

The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

We may fund Allianz Life Financial’s operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Financial Professionals and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Selling firms and their Financial Professionals and managers may receive other payments from us for administrative issues and for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their representatives may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:

•	marketing services and increased access to Financial Professionals;
•	sales promotions relating to the Contracts;
•	costs associated with sales conferences and educational seminars for their Financial Professionals;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment. However, we do consider a number of specific factors in determining marketing support payments, which may include a review of the following:

•	the level of existing sales and assets held in contracts issued by us that are sold through the broker/dealer firm and the potential for new or additional sales;
•	the organizational “fit” between the broker/dealer firm and the type of wholesaling and marketing force we operate;
•	whether the broker/dealer firm’s operational, IT, and support services structure and requirements are compatible with our method of operation;
•	whether the broker/dealer firm’s product mix is oriented toward our core markets;
•	whether the broker/dealer firm has a structure facilitating a marketing support arrangement, such as frequent Financial Professional meetings and training sessions;
•	the potential return on investment of investing in a particular firm’s system;
•	our potential ability to obtain a significant level of the market share in the broker/dealer firm’s distribution channel;
•	the broker/dealer firm’s Financial Professional and customer profiles; and
•	the prominence and reputation of the broker/dealer firm in its marketing channel.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer. Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

A portion of the payments made to selling firms may be passed on to their Financial Professionals in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what your Financial Professional and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recover commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:

•	issuance and maintenance of the Contracts,
•	maintenance of Owner records,
•	processing and mailing of account statements and other mailings to Owners, and
•	routine customer service including:
–	responding to Owner correspondence and inquiries,
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total) and
–	processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, are mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call us at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial’s ability to perform its obligations.

FINANCIAL STATEMENTS

The financial statements of Allianz Life of New York and the financial statements of the Separate Account have been included in Part C of the Registration Statement.

STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934

Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

13.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life of New York………………………………………………	2
Experts……………………………………………………………..……	2
Legal Opinions…………………………………………………..……..	2
Distributor…………………………………………………..…………...	2
Reduction or Elimination of the Withdrawal Charge……..…………	3
Federal Tax Status…………………………………………….……....	3
General……………………………………………………………...	3
Diversification………………………………………………....…...	4
Owner Control…………………………………………………..….	5
Contracts Owned by Non-Individuals…………………….......…	5
Income Tax Withholding…………………………………..……....	5
Required Distributions……………………………………..……...	5
Qualified Contracts………………………………………………...	6
Annuity Provisions……………………………………………….........	7
Annuity Units/Calculating Annuity Payments………………..….	7
Mortality and Expense Risk Guarantee……………………………..	7
Financial Statements…………………………………………………..	7
Appendix – Condensed Financial Information………………..........	8

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

14.	PRIVACY AND SECURITY STATEMENT

2010

Your privacy is a high priority for Allianz Life Insurance Company of New York. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we gather about you.

Allianz Life® of NY does not sell your information to anyone

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an “opt-in election,” an “opt-out election” or an authorization from you. We also do not share your information with any of our affiliated companies, except to administer or service your policy.

Information about you that Allianz Life of NY collects

Allianz Life of NY collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:

•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.
•	From others, through the process of handling a claim. This may include information from medical or accident reports.
•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.
•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.
•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

If you visit one of our websites, we may use “cookies” (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily.

Information about you that Allianz Life of NY shares

Allianz Life of NY does not share information about current or former customers with anyone, except as “allowed by law.” “Allowed by law” means that we may share your information, such as your name, address and policy information, as follows:

•	With affiliates and other third parties in order to administer or service your policy.
•
With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.

•	With your insurance agent so that they can perform services for you.
•	With medical professionals in order to process your claim.
•	With a state Department of Insurance in order to examine our records or business practices.
•	With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.
•	With research groups to conduct studies on claims results. No individual is identified in any study or report.

We advise the vendors with whom we legally share your information of our privacy policy. We make every effort to use vendors whose privacy policy reflects our own.

Allianz Life of NY policies and practices regarding security of your information

Allianz Life of NY uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We restrict access to information about you to those employees who need the information to service your policy. Allianz Life of NY works to ensure that our website is secure. We use state of the art technology to protect the information that may be shared over these sites.

Your ability to access and correct your information

You have the right to access and get a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting your information.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so that you can contact them directly.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes.

For more information or if you have questions

If you have any questions or concerns about our privacy policies or procedures, please call our administrative office at 800-729-9743, or write us at the following address.

Allianz Life Insurance Company of New York
Home Office: New York, NY

Administrative Office
PO Box 1431
Minneapolis, MN 55440-1431

M40018-NY (3/2010)

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

APPENDIX A – ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION

This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option’s average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with us. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options’ prospectuses for further information regarding the expenses you may expect to pay.
Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL Allianz AGIC Opportunity Fund	.85	.25	–	.13	–	1.23
BLACKROCK
AZL BlackRock Capital Appreciation Fund	.80	.25	–	.10	–	1.15
AZL International Index Fund	.35	.25	–	.31	–	.91
AZL Mid Cap Index Fund	.25	.25	–	.16	.01	.67
AZL Money Market Fund	.35	.25	–	.09	–	.69
AZL S&P 500 Index Fund – Class 2.17		.25	–	.12	–	.54
AZL Small Cap Stock Index Fund	.26	.25	–	.16	–	.67
BlackRock Global Allocation V.I. Fund – Class 3.65		.25	–	.09	.02	1.01
COLUMBIA
AZL Columbia Mid Cap Value Fund	.75	.25	–	.13	.02	1.15
AZL Columbia Small Cap Value Fund – Class 2.90		.25	–	.25	–	1.40
DAVIS
AZL Davis NY Venture Fund – Class 2.75		.25	–	.11	.01	1.12
Davis VA Financial Portfolio	.55	–	–	.15	–	.70
DREYFUS
AZL Dreyfus Equity Growth Fund	.78	.25	–	.09	–	1.12
EATON VANCE
AZL Eaton Vance Large Cap Value Fund	.75	.25	–	.10	.01	1.11
FIDELITY
Fidelity VIP FundsManager 50% Portfolio –Service Class 2.25		.25	–	–	.55	1.05
Fidelity VIP FundsManager 60% Portfolio –Service Class 2.25		.25	–	–	.63	1.13
FRANKLIN TEMPLETON
AZL Franklin Small Cap Value Fund	.75	.25	–	.12	–	1.12
AZL Franklin Templeton Founding Strategy Plus Fund	.70	.25	–	.25	.05	1.25
Franklin High Income Securites Fund – Class 2.56		.25	–	.07	–	.88
Franklin Income Securities Fund – Class 2.45		.25	–	.02	–	.72
Franklin Templeton VIP Founding Funds Allocation Fund – Class 2.00		.25	–	.12	.70	1.07
Franklin U.S. Government Fund – Class 2.49		.25	–	.04	–	.78
Mutual Global Discovery Securities Fund – Class 2.80		.25	–	.26	–	1.31
Mutual Shares Securities Fund – Class 2.60		.25	–	.18	–	1.03
Templeton Global Bond Securities Fund – Class 2.47		.25	–	.07	–	.79
Templeton Growth Securities Fund – Class 2.75		.25	–	.04	–	1.04
GATEWAY
AZL Gateway Fund(2)	.80	.25	–	.20	–	1.25
INVESCO
AZL Invesco International Equity Fund	.90	.25	–	.17	.02	1.34
AZL Van Kampen Equity and Income Fund	.75	.25	–	.13	.01	1.14
AZL Van Kampen Growth and Income Fund	.76	.25	–	.12	.01	1.14
J.P. MORGAN
AZL JPMorgan U.S. Equity Fund – Class 2.80		.25	–	.15	–	1.20
MFS
AZL MFS Investors Trust Fund	.75	.25	–	.10	–	1.10

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011
Appendix A

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
MORGAN STANLEY
AZL Morgan Stanley Global Real Estate Fund	.90	.25	–	.25	–	1.40
AZL Morgan Stanley International Equity Fund	.95	.25	–	.13	–	1.33
AZL Morgan Stanley Mid Cap Growth Fund	.81	.25	–	.11	.01	1.18
PIMCO
PIMCO EqS Pathfinder Portfolio – Advisor Class(2)	1.10	–	.25	.54	–	1.89
PIMCO VIT All Asset Portfolio – Admin. Class	.425	–	.15	–	.69	1.265
PIMCO VIT CommodityRealReturn Strategy Portfolio – Admin. Class(1)	.74	–	.15	.09	.13	1.11
PIMCO VIT Emerging Markets Bond Portfolio –Admin. Class(1)	.85	–	.15	.01	–	1.01
PIMCO VIT Global Bond Portfolio (Unhedged) – Admin. Class	.75	–	.15	–	–	.90
PIMCO VIT Global Multi-Asset Portfolio –Admin. Class	.95	–	.15	.54	.44	2.08
PIMCO VIT High Yield Portfolio – Admin. Class(1)	.60	–	.15	.01	–	.76
PIMCO VIT Real Return Portfolio – Admin. Class(1)	.50	–	.15	.07	–	.72
PIMCO VIT Total Return Portfolio – Admin. Class(1)	.50	–	.15	.09	–	.74
SCHRODER
AZL Schroder Emerging Markets Equity Fund	1.23	.25	–	.31	–	1.79
TURNER
AZL Turner Quantitative Small Cap Growth Fund	.85	.25	–	.14	–	1.24
(1)	“Other Expenses” reflect interest expense.

(2)	“Other Expenses” reflect estimated expenses for the fund’s first fiscal year.

This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option’s average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

Investment Option	Management fees	Rule 12b-1 fees	Other expenses	Total	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ FUND OF FUNDS
AZL Balanced Index Strategy Fund	.05	–	.15	.20	.63	.83
AZL Fusion Balanced Fund	.20	–	.05	.25	.93	1.18
AZL Fusion Conservative Fund	.20	–	.20	.40	.83	1.23
AZL Fusion Growth Fund	.20	–	.05	.25	1.03	1.28
AZL Fusion Moderate Fund	.20	–	.05	.25	.97	1.22
AZL Growth Index Strategy Fund	.05	–	.15	.20	.61	.81

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011
Appendix A

APPENDIX B – CONDENSED FINANCIAL INFORMATION

The financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C are included in Part C of the Registration Statement.

accumulation unit value (AUV) information corresponding to the highest and lowest combination of M&E charges for the Contract offered by this prospectus as of the end of the most recent calendar year is listed in the tables below. A separate rider charge may also apply to your Contract if you select Investment Protector or Income Protector, which is not reflected in the table below. See the Fee Tables for further information regarding the rider charge. You can find AUV information corresponding to the additional combinations of charges in the appendix to the Statement of Additional Information (SAI), which is available without charge by contacting us at the telephone number or address listed at the back of this prospectus.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Registration Statement.

* Key to Benefit Option	M&E Charge
Allianz Vision New York – Base Contract	1.40%
Allianz Vision New York – Contract with the Bonus Option and the Quarterly Value Death Benefit	2.20%
The following Investment Options commenced operations under this Contract after December 31, 2009. Therefore, no AUV information is shown for them: AZL Gateway Fund, AZL Mid Cap Index Fund, Fidelity VIP FundsManager 50% Portfolio, Fidelity VIP FundsManager 60% Portfolio, PIMCO EqS Pathfinder Portfolio.

(Number of accumulation units in thousands)

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Balanced Index Strategy Fund
1.40%	12/31/2009	N/A	10.035	28	2.20%	12/31/2009	N/A	10.019	31
AZL BlackRock Capital Appreciation Fund
1.40%	12/31/2007	N/A	13.110	4	2.20%	12/31/2007	N/A	12.741	6
	12/31/2008	13.110	8.225	14		12/31/2008	12.741	7.930	1
	12/31/2009	8.225	10.987	72		12/31/2009	7.930	10.508	7
AZL Columbia Mid Cap Value Fund
1.40%	12/31/2007	N/A	10.319	1	2.20%	12/31/2007	N/A	10.139	0
	12/31/2008	10.319	4.869	12		12/31/2008	10.139	4.746	1
	12/31/2009	4.869	6.352	12		12/31/2009	4.746	6.142	2
AZL Columbia Small Cap Value Fund
1.40%	12/31/2007	N/A	12.439	0	2.20%	12/31/2007	N/A	11.957	0
	12/31/2008	12.439	8.330	1		12/31/2008	11.957	7.943	2
	12/31/2009	8.330	10.243	0		12/31/2009	7.943	9.689	2
AZL Davis NY Venture Fund
1.40%	12/31/2007	N/A	13.555	6	2.20%	12/31/2007	N/A	12.677	1
	12/31/2008	13.555	7.952	26		12/31/2008	12.677	7.378	4
	12/31/2009	7.952	10.338	29		12/31/2009	7.378	93515	4
AZL Dreyfus Equity Growth Fund
1.40%	12/31/2007	N/A	11.526	1	2.20%	12/31/2007	N/A	10.780	0
	12/31/2008	11.526	6.634	11		12/31/2008	10.780	6.155	3
	12/31/2009	6.634	8.816	14		12/31/2009	6.155	8.114	14
AZL Eaton Vance Large Cap Value Fund
1.40%	12/31/2007	N/A	12.386	0	2.20%	12/31/2007	N/A	11.518	0
	12/31/2008	12.386	7.794	0		12/31/2008	11.518	7.190	2
	12/31/2009	7.794	9.724	1		12/31/2009	7.190	8.900	2
AZL Franklin Small Cap Value Fund
1.40%	12/31/2007	N/A	17.485	3	2.20%	12/31/2007	N/A	16.623	0
	12/31/2008	17.485	11.426	13		12/31/2008	16.623	10.775	1
	12/31/2009	11.426	14.716	17		12/31/2009	10.755	13.768	2
AZL Franklin Templeton Founding Strategy Plus Fund
1.40%	12/31/2009	N/A	10.218	36	2.20%	12/31/2009	N/A	10.202	0

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Fusion Balanced Fund
1.40%	12/31/2007	N/A	12.121	0	2.20%	12/31/2007	N/A	11.780	10
	12/31/2008	12.121	8.672	63		12/31/2008	11.780	8.361	13
	12/31/2009	8.672	10.836	115		12/31/2009	8.361	10.364	27
AZL Fusion Conservative Fund
1.40%	12/31/2009	N/A	10.154	0	2.20%	12/31/2009	N/A	10.138	0
AZL Fusion Growth Fund
1.40%	12/31/2007	N/A	12.813	15	2.20%	12/31/2007	N/A	12.453	45
	12/31/2008	12.813	7.715	81		12/31/2008	12.453	7.438	50
	12/31/2009	7.715	10.057	65		12/31/2009	7.438	9.619	19
AZL Fusion Moderate Fund
1.40%	12/31/2007	N/A	12.396	9	2.20%	12/31/2007	N/A	12.047	11
	12/31/2008	12.396	8.219	32		12/31/2008	12.047	7.924	25
	12/31/2009	8.219	10.490	461		12/31/2009	7.924	10.033	103
AZL Growth Index Strategy Fund
1.40%	12/31/2009	N/A	10.067	56	2.20%	12/31/2009	N/A	10.051	12
AZL International Index Fund
1.40%	12/31/2009	N/A	9.761	17	2.20%	12/31/2009	N/A	9.746	1
AZL Invesco International Equity Fund
1.40%	12/31/2007	N/A	19.830	0	2.20%	12/31/2007	N/A	18.646	5
	12/31/2008	19.830	11.438	20		12/31/2008	18.646	10.668	6
	12/31/2009	11.438	15.150	52		12/31/2009	10.668	14.019	8
AZL JPMorgan U.S. Equity Fund
1.40%	12/31/2007	N/A	12.939	3	2.20%	12/31/2007	N/A	12.438	1
	12/31/2008	12.939	7.824	8		12/31/2008	12.438	7.461	3
	12/31/2009	7.824	10.316	9		12/31/2009	7.461	9.759	2
AZL MFS Investors Trust Fund
1.40%	12/31/2007	N/A	14.871	0	2.20%	12/31/2007	N/A	14.453	1
	12/31/2008	14.871	8.782	14		12/31/2008	14.453	8.467	1
	12/31/2009	8.782	13.147	18		12/31/2009	8.467	12.574	3
AZL Money Market Fund
1.40%	12/31/2007	N/A	11.125	9	2.20%	12/31/2007	N/A	10.105	49
	12/31/2008	11.125	11.238	51		12/31/2008	10.105	10.126	77
	12/31/2009	11.238	11.106	120		12/31/2009	10.126	9.927	47
AZL OCC Growth Fund
1.40%	12/31/2009	N/A	10.377	0	2.20%	12/31/2009	N/A	10.361	0
AZL OCC Opportunity Fund
1.40%	12/31/2007	N/A	16.672	0	2.20%	12/31/2007	N/A	15.676	1
	12/31/2008	16.672	8.688	1		12/31/2008	15.676	8.103	3
	12/31/2009	8.688	13.545	5		12/31/2009	8.103	12.533	2
AZL S&P 500 Index Fund
1.40%	12/31/2007	N/A	9.882	5	2.20%	12/31/2007	N/A	9.817	4
	12/31/2008	9.882	6.079	27		12/31/2008	9.817	5.991	12
	12/31/2009	6.079	7.514	83		12/31/2009	5.991	7.346	45
AZL Schroder Emerging Markets Equity Fund
1.40%	12/31/2007	N/A	13.455	10	2.20%	12/31/2007	N/A	13.221	3
	12/31/2008	13.455	6.384	43		12/31/2008	13.221	6.222	8
	12/31/2009	6.384	10.813	28		12/31/2009	6.222	10.456	5
AZL Small Cap Stock Index Fund
1.40%	12/31/2007	N/A	9.329	7	2.20%	12/31/2007	N/A	9.268	2
	12/31/2008	9.329	6.353	20		12/31/2008	9.268	6.261	3
	12/31/2009	6.353	7.821	16		12/31/2009	6.261	7.646	8
AZL Turner Quantitative Small Cap Growth Fund
1.40%	12/31/2007	N/A	12.772	0	2.20%	12/31/2007	N/A	12.413	0
	12/31/2008	12.772	7.135	2		12/31/2008	12.413	6.878	1
	12/31/2009	7.135	9.244	2		12/31/2009	6.878	8.841	1

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Van Kampen Equity and Income Fund
1.40%	12/31/2007	N/A	12.832	0	2.20%	12/31/2007	N/A	12.335	1
	12/31/2008	12.832	9.627	1		12/31/2008	12.335	9.180	8
	12/31/2009	9.627	11.662	72		12/31/2009	9.180	11.032	17
AZL Van Kampen Global Real Estate Fund
1.40%	12/31/2007	N/A	10.852	2	2.20%	12/31/2007	N/A	10.663	0
	12/31/2008	10.852	5.796	4		12/31/2008	10.663	5.650	1
	12/31/2009	5.796	8.013	15		12/31/2009	5.650	7.748	2
AZL Van Kampen Growth and Income Fund
1.40%	12/31/2007	N/A	14.291	2	2.20%	12/31/2007	N/A	13.291	0
	12/31/2008	14.291	9.462	14		12/31/2008	13.291	8.729	1
	12/31/2009	9.462	11.537	10		12/31/2009	8.729	10.558	0
AZL Van Kampen International Equity Fund
1.40%	12/31/2007	N/A	19.359	1	2.20%	12/31/2007	N/A	18.404	0
	12/31/2008	19.359	13.637	5		12/31/2008	18.404	12.861	0
	12/31/2009	13.637	16.987	14		12/31/2009	12.861	15.892	4
AZL Van Kampen Mid Cap Growth Fund
1.40%	12/31/2007	N/A	16.193	3	2.20%	12/31/2007	N/A	15.059	5
	12/31/2008	16.193	8.220	23		12/31/2008	15.059	7.583	7
	12/31/2009	8.220	12.780	32		12/31/2009	7.583	11.696	5
BlackRock Global Allocation V.I. Fund
1.40%	12/31/2008	N/A	7.919	21	2.20%	12/31/2008	N/A	7.877	1
	12/31/2009	7.919	9.443	373		12/31/2009	7.877	9.317	60
Davis VA Financial Portfolio
1.40%	12/31/2007	N/A	15.832	0	2.20%	12/31/2007	N/A	11.767	0
	12/31/2008	15.832	8.373	8		12/31/2008	11.767	6.174	0
	12/31/2009	8.373	11.657	6		12/31/2009	6.174	8.526	1
Franklin High Income Securities Fund
1.40%	12/31/2007	N/A	25.387	0	2.20%	12/31/2007	N/A	20.627	1
	12/31/2008	25.387	19.180	1		12/31/2008	20.627	15.460	2
	12/31/2009	19.180	26.989	24		12/31/2009	15.460	21.581	7
Franklin Income Securities Fund
1.40%	12/31/2007	N/A	48.490	5	2.20%	12/31/2007	N/A	39.399	1
	12/31/2008	48.490	33.635	18		12/31/2008	39.399	27.110	1
	12/31/2009	33.635	44.972	16		12/31/2009	27.110	35.960	6
Franklin Templeton VIP Founding Funds Allocation Fund
1.40%	12/31/2007	N/A	9.246	37	2.20%	12/31/2007	N/A	9.203	68
	12/31/2008	9.246	5.847	142		12/31/2008	9.203	5.773	68
	12/31/2009	5.847	7.510	108		12/31/2009	5.773	7.356	15
Franklin U.S. Government Fund
1.40%	12/31/2007	N/A	26.205	1	2.20%	12/31/2007	N/A	21.324	0
	12/31/2008	26.205	27.800	2		12/31/2008	21.324	22.441	3
	12/31/2009	27.800	28.262	16		12/31/2009	22.441	22.632	5
Mutual Global Discovery Securities Fund
1.40%	12/31/2007	N/A	29.830	1	2.20%	12/31/2007	N/A	26.408	1
	12/31/2008	29.830	21.045	15		12/31/2008	26.408	18.481	2
	12/31/2009	21.045	25.590	16		12/31/2009	18.481	22.294	6
Mutual Shares Securities Fund
1.40%	12/31/2007	N/A	24.148	6	2.20%	12/31/2007	N/A	21.377	0
	12/31/2008	24.148	14.975	27		12/31/2008	21.377	13.151	0
	12/31/2009	14.975	18.614	31		12/31/2009	13.151	16.216	5

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period	Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
PIMCO VIT All Asset Portfolio
1.40%	12/31/2007	N/A	12.953	0	2.20%	12/31/2007	N/A	13.320	0
	12/31/2008	12.953	10.749	2		12/31/2008	13.320	10.965	0
	12/31/2009	10.749	12.886	34		12/31/2009	10.965	13.041	5
PIMCO VIT CommodityRealReturn Strategy Portfolio
1.40%	12/31/2007	N/A	12.816	1	2.20%	12/31/2007	N/A	12.544	2
	12/31/2008	12.816	7.103	7		12/31/2008	12.544	6.897	6
	12/31/2009	7.103	9.913	19		12/31/2009	6.897	9.549	9
PIMCO VIT Emerging Markets Bond Portfolio
1.40%	12/31/2007	N/A	12.287	0	2.20%	12/31/2007	N/A	12.027	0
	12/31/2008	12.287	10.347	2		12/31/2008	12.027	10.047	1
	12/31/2009	10.347	13.324	46		12/31/2009	10.047	12.835	3
PIMCO VIT Global Bond Portfolio (Unhedged)
1.40%	12/31/2007	N/A	10.440	2	2.20%	12/31/2007	N/A	10.219	1
	12/31/2008	10.440	10.208	5		12/31/2008	10.219	9.912	6
	12/31/2009	10.208	11.763	15		12/31/2009	9.912	11.331	8
PIMCO VIT Global Multi-Asset Portfolio
1.40%	12/31/2009	N/A	10.011	27	2.20%	12/31/2009	N/A	9.995	0
PIMCO VIT High Yield Portfolio
1.40%	12/31/2007	N/A	14.297	0	2.20%	12/31/2007	N/A	13.346	1
	12/31/2008	14.297	10.779	1		12/31/2008	13.346	9.982	2
	12/31/2009	10.779	14.927	17		12/31/2009	9.982	13.713	4
PIMCO VIT Real Return Portfolio
1.40%	12/31/2007	N/A	12.324	0	2.20%	12/31/2007	N/A	11.822	0
	12/31/2008	12.324	11.295	10		12/31/2008	11.822	10.748	1
	12/31/2009	11.295	13.187	25		12/31/2009	10.748	12.448	10
PIMCO VIT Total Return Portfolio
1.40%	12/31/2007	N/A	14.986	0	2.20%	12/31/2007	N/A	12.923	0
	12/31/2008	14.986	15.486	25		12/31/2008	12.923	13.248	6
	12/31/2009	15.486	17.420	97		12/31/2009	13.248	14.783	26
Templeton Global Bond Securities Fund
1.40%	12/31/2007	N/A	32.376	2	2.20%	12/31/2007	N/A	26.360	1
	12/31/2008	32.376	33.906	8		12/31/2008	26.360	27.386	2
	12/31/2009	33.906	39.681	29		12/31/2009	27.386	31.795	1
Templeton Growth Securities Fund
1.40%	12/31/2007	N/A	29.538	6	2.20%	12/31/2007	N/A	25.397	2
	12/31/2008	29.538	16.799	16		12/31/2008	25.397	14.329	3
	12/31/2009	16.799	21.718	11		12/31/2009	14.329	18.376	2

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

APPENDIX C – CALCULATING THE VALUES AVAILABLE UNDER THE CONTRACT

These calculations show the effects of transactions on the values available under the Contract and its riders.

Purchase Payments

Additional Purchase Payments increase the Contract Value and the following guaranteed values on a dollar for dollar basis: Traditional Death Benefit; Maximum Anniversary Value (Maximum Anniversary Death Benefit rider); Rider Anniversary Value (Investment Protector rider); Benefit Base, Quarterly Anniversary Value and Annual Increase (Income Protector); and Quarterly Anniversary Value and Lifetime Income Value (Investment Plus rider). A Rider Anniversary Value increase also increases the Target Value. A Benefit Base increase also increases the annual maximum Lifetime Plus Payment. A Quarterly Anniversary Value increase under Investment Plus also increases Protected Investment Value or annual maximum Lifetime Income Payment, as applicable.

	Contract Value	Death Benefit (Traditional or Maximum Anniversary)	Rider Anniversary Value (Investment Protector)	Benefit Base (Income Protector)	Quarterly Anniversary Value and Lifetime Income Value (Investment Plus)
Prior to Purchase Payment	$ 80,000	$ 100,000	$ 100,000	$ 100,000	$ 100,000
$20,000Purchase Payment	+ $20,000	+ $20,000	+ $20,000	+ $ 20,000	+ $ 20,000
After Purchase Payment	$ 100,000	$ 120,000	$ 120,000	$ 120,000	$ 120,000
Partial Withdrawals

Partial withdrawals (including Partial Annuitizations, Excess Withdrawals and withdrawal charges, but not including amounts we withdraw for other Contract charges) reduce the Contract Value on a dollar for dollar basis, and immediately reduce all of the guaranteed values by the percentage of Contract Value withdrawn. Partial withdrawals also reduce the annual maximum Lifetime Plus Payment or Lifetime Income Payment on the next Benefit Anniversary, but you are still eligible to receive an annual payment increase.

	Contract Value	Death Benefit (Traditional or Maximum Anniversary)	Rider Anniversary Value or Quarterly Anniversary Value (Investment Protector or Investment Plus)	Benefit Base or Lifetime Income Value (Income Protector or Investment Plus)	Lifetime Plus Payment or Lifetime Income Payment (Income Protector or Investment Plus)
Prior to Partial Withdrawal	$ 100,000	$ 120,000	$ 120,000	$ 120,000	$ 120,000 x 4% = $4,800
$5,000 Partial Withdrawal		–[($5,000/ 100,000)	[($5,000/100,000)	[($5,000/100,000)	[($5,000/100,000)
		x 120,000)]	x 120,000)]	x 120,000)]	X 4,800)]
	– $5,000	= – $6,000	= – $6,000	= – $6,000	= – $240
After Partial Withdrawal	$ 95,000	$114,000	$114,000	$ 114,000	$ 4,560
Lifetime Plus Payments or Lifetime Income Payments (Income Protector or Investment Plus rider only)

Lifetime Plus Payments or Lifetime Income Payments reduce Contract Value on a dollar for dollar basis and reduce the Traditional Death Benefit or Quarterly Anniversary Value (Quarterly Value Death Benefit rider) by the percentage of Contract Value paid out. These payments do not reduce the Benefit Base or the Lifetime Income Value.

Lifetime Plus Payment or Lifetime Income Payment	Contract Value	Death Benefit (Traditional or Maximum Anniversary)	Benefit Base (Income Protector)	Lifetime Income Value (Investment Plus)
Prior to Payment	$ 95,000	$ 114,000	$ 114,000	$ 114,000
$4,560 Payment		–[($4,560/ 95,000) x 114,000)
	– $4,560	=– $5,472	no change	no change
After Payment	$ 90,440	$ 108,528	$ 114,000	$ 114,000

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

APPENDIX D – THE TARGET DATE BENEFITS

There were two versions of these benefits: (i) the Target Date Retirement Benefit, which was available from August 31, 2007 through January 25, 2009; and (ii) the Target Date 10 Benefit, which was available from January 26, 2009 through March 31, 2009. Neither of these benefits are currently available for selection. Both benefits have an additional M&E charge and that charge is guaranteed for the life of the benefit. The two versions of these benefits are largely the same, except that the Target Date Retirement Benefit allowed an earlier initial Target Value Date and had a lower additional M&E charge as indicated in the following table.

	M&E Charge(1)
	Accumulation Phase	Annuity Phase
Additional M&E Charge for Optional Benefits(2)
Target Date 10 Benefit	0.55%	NA
Target Date Retirement Benefit	0.40%	NA
(1)
The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the accumulation unit value during the Accumulation Phase and the annuity unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge.

(2)	We assess the additional M&E charge for this optional benefit during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.

NOTE: In your Contract, the name for your target date rider may be different than the name we use here in this prospectus. If the minimum number of Contract Years to the initial Target Value Date that is shown on your Contract schedule is ten, then you have the Target Date 10 Benefit that is discussed in this prospectus; if instead the minimum is seven years, then you have the Target Date Retirement Benefit. However, in your Contract, both of these benefits use the name “Target Date Retirement Benefit Rider.”

The Target Date Benefits provide, during the Accumulation Phase, a level of protection for the principal you invest while locking in any anniversary investment gains through the Target Value at a future point that you select (the Target Value Date). To provide this protection, we restrict your allocations to the Investment Options and we may transfer Contract Value between your selected Investment Options over time based on the length of time until the guarantee takes effect and the performance of your selected Investment Options.

The Target Date Benefits guarantee that, beginning on your initial Target Value Date (and on each subsequent Contract Anniversary until the benefit ends) your Contract Value cannot be less than the Target Value. The Target Value is the highest Contract Value that occurred at issue or on any subsequent Contract Anniversary, adjusted for any subsequent additional Purchase Payments or partial withdrawals. The earliest available initial Target Value Date is ten Contract Years after you selected the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest available initial date is the Contract Anniversary before the older Owner’s 91st birthday. For example, assume you purchased a Contract with the Target Date 10 Benefit with the earliest available initial Target Value Date, make one initial payment, and take no withdrawals. Then, on the tenth Contract Anniversary the Target Date 10 Benefit guarantees that your Contract Value is at least the initial Purchase Payment or the highest Contract Value on any Contract Anniversary up to and including the tenth Contract Anniversary.

If your Contract Value is less than the Target Value at the end of the last Business Day before the Target Value Date and each subsequent Contract Anniversary (or on the next Business Day if this date is not a Business Day), we credit your Contract Value with the difference. This is the only day the Target Value is guaranteed to be available to you. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal. We allocate this credit to your Investment Options in proportion to the amount of Contract Value in each of the Investment Options on the date of the credit.

NOTE: You have limited protection under the Target Date Benefits unless you hold the Contract until the initial Target Value Date. In addition, the Target Date Benefits do not provide any guarantee to your Contract Value before the initial Target Value Date and do not lock in any gains that occur between anniversaries.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

NOTE: Under the Target Date Benefits, you can only make additional Purchase Payments and participate in the automatic investment plan for three years after the rider effective date. In addition, the flexible rebalancing program is not available to you during the period that one of the Target Date Benefits is part of your Contract. However, if you remove your selected Target Date Benefit from your Contract, these restrictions no longer apply on or after the rider termination date.

NOTE REGARDING PARTIAL WITHDRAWALS FOR CONTRACTS WITH A TARGET DATE BENEFIT:  You cannot take a partial withdrawal from specific Investment Options if your Contract includes a Target Date Benefit.

REMOVING A TARGET DATE BENEFIT FROM YOUR CONTRACT

You can remove your selected Target Date Benefit from your Contract at any time. However, if your Contract includes the No Withdrawal Charge Option, you can only remove a Target Date Benefit if you can simultaneously replace it with the Income Protector Benefit (see section 11, Selection of Optional Benefits – Replacing the Optional Benefits). You can request the removal of a Target Date Benefit by completing the appropriate form. We must receive this form within 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We process your request on the Contract Anniversary that occurs immediately after we receive your request in Good Order at our Service Center. If you remove one of the Target Date Benefits from your Contract, we no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we adjust the number of accumulation units so that the Contract Value on the rider termination date remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

THE TARGET VALUE DATE

We may apply a credit to your Contract Value on each Target Value Date. Each Target Value Date occurs on a Contract Anniversary. You selected the initial Target Value Date when you added the benefit to your Contract. The earliest initial Target Value Date you could have selected is ten Contract Years after the rider effective date under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest initial Target Value Date you can select is the Contract Anniversary before the older Owner’s 91st birthday. If the Contract is owned by a non-individual, the latest initial Target Value Date you can select is the Contract Anniversary before the Annuitant’s 91st birthday. Additional Target Value Dates then occur on each subsequent Contract Anniversary while your selected Target Date Benefit is in effect. If the Target Value Date does not fall on a Business Day, we apply any associated credit to your Contract Value on the next Business Day.

On any Contract Anniversary before the older Owner’s 81st birthday, you can reset the initial Target Value Date before it occurs as long as the Contract Value is at least equal to the Target Value at the end of the previous Business Day. If the Contract is owned by a non-individual, the age restriction for resetting the initial Target Value Date is before the Annuitant’s 81st birthday. The new initial Target Value Date must be on a Contract Anniversary that is at least ten Contract Years after we process your request for the reset under the Target Date 10 Benefit (or seven Contract Years under the Target Date Retirement Benefit), and the latest Target Value Date is the Contract Anniversary before the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual). You can request a reset within 30 days following a Contract Anniversary by completing the appropriate form. We process your reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in Good Order at our Service Center. If the reset anniversary does not fall on a Business Day, we process your request on the next Business Day.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Once we apply a credit to your Contract Value under one of the Target Date Benefits, the credit becomes part of your Contract Value and is available for immediate withdrawal (subject to any applicable withdrawal charge and penalty tax). The Target Value is available only on the last Business Day before each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on the performance of your selected Investment Options, and this is the value available to you upon withdrawal. Also, the credit is allocated proportionately to the Investment Options you chose, and immediately begins to participate in the investment performance of those Investment Options. Because the credit increases your Contract Value, it also increases the total dollar amount (but not the percentage) of the M&E charge you pay. We apply the credit to your Contract after we do any quarterly rebalancing. For tax purposes, the credit is treated as earnings under the Contract. However, if your Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments received less any prior payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if the entire Contract Value is then withdrawn. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal. We assess a withdrawal charge against Purchase Payments withdrawn in the manner described in section 6, Expenses – Withdrawal Charge.

NOTE: You are required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero. (For more information see section 3, The Annuity Phase.) Upon such a Full Annuitization you no longer have a Contract Value and, therefore, you no longer receive any Contract Value increases under your selected Target Date Benefit.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

NOTE REGARDING TRANSFERS FOR CONTRACTS WITH A TARGET DATE BENEFIT:  We do not count any transfers made under your Target Date Benefit’s quarterly rebalancing program against any free transfers we allow. We also waive the required minimum transfer amount for transfers made under your Target Date Benefit’s quarterly rebalancing program.

These restrictions apply only to Contracts with one of the Target Date Benefits while the benefit is part of your Contract. We allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations; however, if they do not comply, we instead allocate any additional Purchase Payments according to the current required allocation as discussed in this section. When you selected one of these benefits you consented to allow us to rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under the Target Date Benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

If your Contract includes one of the Target Date Benefits, we divide your Investment Options into the following four groups.

TABLE 1: Investment Option Groups
Group A Investment Options(1)
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

(1)If you added the Target Date Retirement Benefit to your Contract before January 26, 2009:  AZL Fusion Growth Fund and Franklin Templeton VIP Founding Funds Allocation Fund are included in the Group X Investment Options instead of in the Group A Investment Options; and Franklin Income Securities Fund is included in the Group Y Investment Options instead of in the Group A Investment Options.

Group B Investment Options
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund

AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
Templeton Growth Securities Fund

Group X Investment Options	Group Y Investment Options
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio

AZL Balanced Index Strategy Fund
AZL Fusion Conservative Fund
AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

We determine the composition of the Investment Option groups. We do not recategorize the groups to which we assigned the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. We secure all necessary SEC and other governmental approvals before removing an Investment Option.  If we do, we provide written notice regarding additions to or deletions from the Investment Option groups. When an Investment Option is closed or substituted within any of the Investment Option groups, we send written notice regarding the closing or substitution 30 days prior to the effective date of the closing or substitution.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

If your Contract includes one of the Target Date Benefits, we restrict your allocations to the Investment Option groups. The maximum allowed allocation of Contract Value to the Investment Options in the combined Groups A, B and X is as follows. The minimum required Contract Value to the Investment Options in Group Y appears in Table 3 on the following page.

TABLE 2

Maximum % of Contract Value Allowed in the combined Investment Option Groups A, B and X
Based on the Number of Years* to the Initial Target Value Date
and the Comparison of Contract Value (CV) to the Target Value (TV)

Number of Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
28+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
24	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
23	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
22	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
21	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
20	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
19	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
18	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
17	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
16	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
15	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%
14	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%
13	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%
12	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%
11	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%
10	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%
9	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%
8	75%	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%
7	70%	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
6	65%	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
5	60%	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
4	55%	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
3	50%	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
2	45%	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
1	40%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
Initial Target Value Date and beyond	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%	35%
*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are actually seven complete Contract Years and four months away from your initial Target Value Date, for the purposes of this table, we would consider you to be eight years from the initial Target Value Date.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

The maximum allowed allocation of Contract Value for Investment Option Group A and minimum required allocation of Contract Value for Investment Option Group Y depend on the maximum allowed allocation for the combined Groups A, B and X as follows.

TABLE 3
When the maximum % of Contract Value allowed in the combined Groups A, B and X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%
We automatically rebalance your Contract Value in each of the Investment Options on each Quarterly Anniversary until the rider termination date. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. The rebalancing transfers occur at the end of the last Business Day before the Quarterly Anniversary, so that it is in effect on the Quarterly Anniversary. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Groups A, B or X. However, if you are participating in the DCA program, quarterly rebalancing transfers do not move Contract Value into or out of the DCA Money Market Account. If you allocate 5% or less of your Contract Value to the Investment Options in Group A; and 35% or less of your Contract Value to the Investment Options in the combined Groups A, B and X; we do not reduce the percentage of Contract Value you allocated to each group, but we do rebalance your Contract Value in your selected Investment Options on each Quarterly Anniversary according to your selected allocations.

At the end of the last Business Day before each Quarterly Anniversary, we determine the allocation of Contract Value to your selected Investment Options as follows. First, we establish the maximum allowable allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your allocation instructions for future payments adjusted downward if necessary, to match the maximum allowable group allocation. Lastly, we rebalance the Contract Value in your selected Investment Options according to the new required group allocations.

These Investment Option allocation and transfer restrictions end when your selected Target Date Benefit ends.

DETERMINING THE MAXIMUM ALLOWABLE AND MINIMUM REQUIRED GROUP ALLOCATION

Combined Groups A, B and X.  The new maximum allowable allocation for the combined Groups A, B, and X on each Quarterly Anniversary is the lesser of:  a) the current maximum allowable allocation for the combined Groups A, B, and X established on the previous Quarterly Anniversary; or b) the maximum allowable allocation for the combined Groups A, B, and X as set out in Table 2 (which appears earlier in this appendix). Table 2 compares the length of time until the initial Target Value Date and the comparison of the current Contract Value to the current Target Value.

Groups A and Y.  We then use Table 3 (which appears earlier in this appendix) and the new maximum allowable allocation for the combined Groups A, B and X to determine the new maximum allowable allocation for Group A, and the new minimum required allocation for Group Y.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Combined Groups B and X.  Lastly, we determine the new maximum allowable allocation for the combined Groups B and X. We make this determination after we compute the required allocation for Group A as described next in this appendix. The new maximum allowable allocation for the combined Groups B and X is the new maximum allowable allocation for the combined Groups A, B and X, less the new required allocation for Group A.

We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. We cannot reduce the maximum percentage of Contract Value we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum percentage of Contract Value we allow in the combined Groups A, B and X by more than 15% in any one year.

We allocate any additional Purchase Payments according to your most recent allocation instructions if they comply with the current maximum allowable allocations, but if they do not comply with the current maximum allowable allocations, we instead allocate any additional Purchase Payments according to the current required allocation as discussed next in this appendix.

NOTE: Unless the maximum allowable allocation for the combined Groups A, B, and X changes, the maximum allowable allocation for Group A and the minimum required allocation for Group Y does not change.

DETERMINING THE REQUIRED GROUP ALLOCATION

Your selected allocations comply with the new maximum allowable and new minimum required allocations.  If your selected allocations for Group A, and the combined Groups B and X, are less than or equal to the new maximum allowable allocations for these groups, the required allocations for the Investment Option groups are equal to your selected allocations.

Your selected allocation for Group A complies with the new maximum allowable allocation, but your selected allocation for the combined Groups B and X exceeds the new maximum allowable allocation.  If your selected allocation for Group A is less than or equal to the new maximum allowable allocation for this group, the required allocation of Contract Value for Group A is equal to your selected allocation. If your selected allocation for the combined Groups B and X is greater than the new maximum allowable allocation for these groups, then we decrease the required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We then take the excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation) and apply it to Group Y.

Your selected allocation for Group A exceeds the new maximum allowable allocation and there may be a change in the required allocation for the combined Groups B and X.  If your selected allocation for Group A is greater than the new maximum allowable allocation for this group, then we decrease the required allocation for Group A to equal the new maximum allowable allocation. We then take the excess allocation from Group A (your selected allocation minus the new maximum allowable allocation) and rebalance it as follows.

a)
If your selected allocation for the combined Groups B and X is less than the new maximum allowable allocation for these groups, the new required allocation is equal to your selected allocation for Groups B and X, plus the excess allocation from Group A, subject to the new maximum allowable allocation for the combined Groups B and X. We then apply any remaining excess allocation from Group A to Group Y.

b)
If your selected allocation for the combined Groups B and X is greater than or equal to the new maximum allowable allocation for these groups, then we decrease the new required allocation for the combined Groups B and X to equal the new maximum allowable allocation. We then take any excess allocation from the combined Groups B and X (your selected allocation minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocations to Group A, and minus the new required allocation for Groups B and X. We then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option group.

NOTE: We do not reallocate more Contract Value to Group A than your selected allocation instructions specify. However, we may reallocate more Contract Value to the combined Groups B and X than your allocation instructions specify if we remove excess Contract Value from Group A.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Rebalancing calculation within the Investment Option groups

Within the Investment Option groups, the rebalancing calculation formula is:

a x (b / c)

where:

a =	The required group allocation on the current Quarterly Anniversary.

b =	The required allocation for each Investment Option as of the Business Day immediately preceding the current Quarterly Anniversary.

c =	The required group allocation as of the Business Day immediately preceding the current Quarterly Anniversary.

Because the allocation to each Investment Option must be a whole percentage, we round your required allocation to the nearest whole percentage. The current required allocations then become your allocation instructions for future Purchase Payments.

Transfers of Contract Value between Investment Options do not change the current required allocation for each Investment Option or the allocation instructions for future Purchase Payments. In order to change the current required allocation when you make a transfer, you must also change your allocation instructions for future Purchase Payments (see section 2, Purchase – Allocation of Purchase Payments). Any change you make to your allocation instructions for future Purchase Payments must comply with the current maximum allowable allocations. These allocation instructions remain in place until the earlier of the next Quarterly Anniversary that this quarterly rebalancing changes your required allocation and allocation instructions for future payments, or the Business Day we process any new allocation instructions for future Purchase Payments.

NOTE:

•
It is possible that we may move all of your Contract Value out of one or more or your selected Investment Options due to the passage of time and/or as Contract Value as a percentage of Target Value decreases.

•
You are notified by transaction confirmation of any change to your selected allocation in the Investment Option groups. In order to change your selected Investment Option allocation after notification, you must change your allocation instructions. Your new allocation instructions are subject to the current Investment Option allocation and transfer restrictions.

•
Unless you reset the initial Target Value Date, the maximum allowable allocation of your Contract Value to Investment Options in Group A, and the maximum allowable allocation of your Contract Value to Investment Options in the combined Groups A, B and X do not increase, regardless of Contract Value performance.

•
If you allocate less than the maximum allowable amount of Contract Value to the Investment Options in the combined Groups A, B and X, you may be subject to fewer reallocations of your Contract Value in these groups due to the passage of time and/or as the comparison of Contract Value as a percentage of Target Value decreases.

•	You can never allocate more than 30% of your Contract Value to Investment Option Group A, or more than 95% of your Contract Value to Investment Option in the combined Groups A, B and X.

•
We cannot require you to have less than 5% of your Contract Value in Investment Option Group A, nor can we require you to have less than 35% of your Contract Value in Investment Option in the combined Groups A, B and X.

•	Investment Option Group Y has no maximum limit on the percentage of Contract Value you can allocate to it.

•
The maximum allowable allocation for the Investment Option groups can decrease as the number of years until the initial Target Value Date decreases and as the comparison of Contract Value as a percentage of Target Value decreases. We limit the amount by which the maximum allowable allocation for the Investment Option groups can decrease in any twelve-month period. We cannot reduce the maximum percentage of Contract Value we allow in Group A by more than 10% in any one year, and we cannot reduce the maximum percentage of Contract Value we allow in the combined Groups A, B and X by more than 15% in any one year.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

WHEN A TARGET DATE BENEFIT ENDS

Your Target Date Benefit ends upon the earliest of the following.

•	The Business Day we process your request to remove your selected Target Date Benefit from the Contract (the rider termination date).

•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then your selected Target Date Benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•     When the Contract ends.

APPENDIX E – THE LIFETIME BENEFITS

There were two Lifetime Benefits. The Lifetime Plus Benefit was available from August 31, 2007 through March 31, 2009. The Lifetime Plus 8 Benefit was available from August 7, 2008 through March 31, 2009. Neither of these benefits are currently available for selection. Both of these benefits have an additional M&E charge as indicated in the following table, and that charge may increase or decrease in certain situations.

	Accumulation Phase		Annuity Phase
	Current M&E Charge(1)	Maximum M&E Charge(1)	Current and Maximum M&E Charge(1)
Additional M&E Charge for Optional Benefits(2)
Lifetime Plus Benefit (available before April 1, 2009)
Single Lifetime Plus Payments	0.70%	1.50%(3)	NA
Joint Lifetime Plus Payments	0.85%	1.65%(4)	NA
The following versions of this benefit was available from January 26, 2009 until March 31, 2009.
Lifetime Plus 8 Benefit
Single Lifetime Plus Payments	0.95%	1.60%(3)	NA
Joint Lifetime Plus Payments	1.10%	1.75%(4)	NA
The following version of this benefit was available before January 26, 2009.
Lifetime Plus 8 Benefit
Single Lifetime Plus Payments(5)	0.80%	1.60%(3)	NA
Joint Lifetime Plus Payments(6)	0.95%	1.75%(4)	NA
(1)
The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the accumulation unit value during the Accumulation Phase and the annuity unit value during the Annuity Phase. We assess an M&E charge during the Annuity Phase on any Contract Value you apply to variable Annuity Payments; there is no M&E charge during the Annuity Phase on any Contract Value you apply to fixed Annuity Payments. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge.

(2)	We assess the additional M&E charge for these optional benefits during the Accumulation Phase while your benefit is in effect and your Contract Value is positive.

(3)
This is the maximum charge we could impose if you remove a Covered Person, upon a reset of any of the guaranteed values available under either of the Lifetime Benefits, or if you receive an automatic increase to your Lifetime Plus Payments.

(4)
This is the maximum charge we could impose upon a reset of any of the guaranteed values available under either of the Lifetime Benefits, or if you receive an automatic increase to your Lifetime Plus Payments.

(5)	On the Benefit Date the current M&E charge reduces to 0.70%, and the maximum M&E charge reduces to 1.50%.

(6)	On the Benefit Date the current M&E charge reduces to 0.85%, and the maximum M&E charge reduces to 1.65%.

Except as specified in this appendix, the same terms and conditions apply to each of the Lifetime Benefits. Each of these benefits provides guaranteed lifetime income in the form of partial withdrawals (Lifetime Plus Payments) that are available to you during the Accumulation Phase. The Lifetime Benefits were designed for those who want lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime payments but eliminate both your Contract Value and death benefit.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

The Lifetime Plus Benefit has a higher Lifetime Plus Payment percentage than what was available under the Lifetime Plus 8 Benefit and offered the ability to begin payments before age 65. The Lifetime Plus 8 Benefit offered the maximum potential initial payment but the simple interest increases do not begin until age 60 and you must wait to begin payments until age 65. Lifetime Plus Payments are annual payments that we initially calculate using your “Benefit Base,” your “age band payment percentage,” and whether you select single or joint Lifetime Plus Payments, as described in this appendix. Under both of these benefits we restrict the Investment Options to which you can allocate money under your Contract.

When you selected your benefit you had to choose either single Lifetime Plus Payments for the lifetime of the sole Covered Person, or joint Lifetime Plus Payments for the lifetime of both joint Covered Persons. For joint Lifetime Plus Payments, the joint Covered Persons must qualify as spouses under federal law. If all Covered Persons die before you request to begin Lifetime Plus Payments, your benefit ends and these payments are not be available to you.

You can begin receiving Lifetime Plus Payments at any time subject to certain restrictions. Once established, your annual maximum Lifetime Plus Payment may increase each year, but it cannot decrease unless you take an excess partial withdrawal (Excess Withdrawal). Payment increases are automatic and are based upon increases in your Contract Value subject to adjustments for Excess Withdrawals. Both of the Lifetime Benefits also include a Cumulative Withdrawal Benefit, which allows you to control the amount of each Lifetime Plus Payment you receive subject to certain restrictions. Each Benefit Year that you take less than the annual maximum Lifetime Plus Payment that you are entitled to, we add the remaining amount to the Cumulative Withdrawal Value. You can take withdrawals from your Cumulative Withdrawal Value at any time. For more information regarding the Cumulative Withdrawal Benefit, please see the “Lifetime Plus Payments – The Cumulative Withdrawal Benefit” discussion later in this appendix.

There are several important points to note about the Lifetime Benefits.

•	None of these benefits create Contract Value or guarantee the performance of any Investment Option.

•
You can remove one of the Lifetime Benefits from your Contract provided that you do so before you exercise it. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove a Lifetime Benefit if you can simultaneously replace it with Investment Protector.

•
Contracts with one of the Lifetime Benefits are subject to restrictions on the Investment Options available for allocations and transfers. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

•
Under the Lifetime Plus Benefit you cannot begin receiving Lifetime Plus Payments if any Covered Person is age 91 or older. Under the Lifetime Plus 8 Benefit, you cannot begin receiving Lifetime Plus Payments if any Covered Person is younger than age 65 or if any Covered Person is age 91 or older. If you do not begin receiving Lifetime Plus Payments during this eligibility period, your benefit ends and you will have incurred higher Contract charges without receiving any advantage from your selected benefit.

NOTE: Joint Lifetime Plus Payments are not available under the Lifetime Plus 8 Benefit if there is more than a 25-year age difference between spouses.

•
Lifetime Plus Payments received before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax.

•
If one Covered Person dies after joint Lifetime Plus Payments have begun, any payment received by the surviving spouse (who is also a Covered Person) after the date of death and before the survivor reaches age 59½, is reported as a premature distribution according to the Code.

•	Once Lifetime Plus Payments begin, you cannot stop them unless you take an Excess Withdrawal of the entire Contract Value or you request a Full Annuitization.

–
If you stop Lifetime Plus Payments and instead take an Excess Withdrawal of the entire Contract Value, the Contract ends and you may receive less money than you would have received had you continued to receive Lifetime Plus Payments. However, the ability to stop Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.

–
If you stop Lifetime Plus Payments and instead request fixed Annuity Payments under a Full Annuitization, the benefit you selected ends and we no longer assess the M&E charge on that portion of the Contract. If you request variable Annuity Payments under a Full Annuitization, the benefit you selected ends and we reduce the M&E charge on that portion of the Contract.

•
If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you receive any increase to your annual maximum Lifetime Plus Payment. Allocations to the

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Cumulative Withdrawal Value (the difference between the maximum Lifetime Plus Payment that you are entitled to and the actual Lifetime Plus Payment you received) do not earn interest or participate in the performance of your selected Investment Options, and the Cumulative Withdrawal Value is not available to your Beneficiaries* upon death. (See the “Lifetime Plus Payments – Cumulative Withdrawal Benefit” discussion later in this appendix.)

*
However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value is available to your spouse.

ASSIGNMENT OF A CONTRACT WITH ONE OF THE LIFETIME BENEFITS: If you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments. Exceptions to the removal of a Contract assignment may be made in order to comply with applicable law.

NOTE REGARDING THE FLEXIBLE REBALANCING PROGRAM:  The flexible rebalancing program is not available to you while your selected Lifetime Benefit is in effect. However, if you remove your Lifetime Benefit from your Contract, you are able to participate in the flexible rebalancing program after the rider termination date.

NOTE REGARDING PARTIAL WITHDRAWALS:  You cannot take a partial withdrawal from specific Investment Options if your Contract includes a Lifetime Benefit.

NOTE: A regulator may require us to block your Contract and thereby we may have to refuse to pay any Lifetime Plus Payments or Cumulative Withdrawals until we receive other instructions.

REMOVING ONE OF THE LIFETIME BENEFITS FROM YOUR CONTRACT

You can remove your selected Lifetime Benefit from your Contract at any time before you exercise it. However, if your Contract also includes the No Withdrawal Charge Option, you can only remove a Lifetime Benefit if you can simultaneously replace it with the Investment Protector Benefit (see section 11, Selection of Optional Benefits – Replacing the Optional Benefits). You can request the removal of your selected Lifetime Benefit by completing the appropriate form. We must receive this form within 30 days before a Contract Anniversary in order to remove the benefit on that anniversary (the rider termination date). We process your request on the Contract Anniversary (or the next Business Day if the Contract Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center. If you remove one of these benefits from your Contract, we no longer assess the additional M&E charge associated with it as of the rider termination date. Because the total M&E charge for the Contract changes, we adjust the number of accumulation units so that the Contract Value on the rider termination date remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

Although you cannot remove either of the Lifetime Benefits from your Contract after Lifetime Plus Payments begin, you can end your selected benefit by:

•	taking an Excess Withdrawal of the entire Contract Value, less any withdrawal charge (however, this option is only available if your Contract Value is greater than the Cumulative Withdrawal Value); or

•	requesting Annuity Payments under a Full Annuitization based on the greater of the entire Contract Value or Cumulative Withdrawal Value (if applicable).

NOTE:  If you end your selected Lifetime Benefit by taking an Excess Withdrawal or a Full Annuitization:

•	your Lifetime Plus Payments stop,

•	the Accumulation Phase of the Contract ends,

•	the death benefit ends, and

•	if you request Annuity Payments, all annuitized portions of the Contract end as indicated in section 3, The Annuity Phase.

WHO IS CONSIDERED A COVERED PERSON(S)?

For single Lifetime Plus Payments and for:

•	solely owned Contracts, the Covered Person is the Owner.

•	Contracts owned by a non-individual, the Covered Person is the Annuitant.

•	jointly owned Contracts, you chose which Owner was to be the Covered Person subject to the maximum age restriction for adding one of the Lifetime Benefits to your Contract (age 80 or younger).

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

For joint Lifetime Plus Payments, Covered Persons must be spouses and for:
•	Non-Qualified Contracts:

–	spouses must be Joint Owners; or

–	one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary if the sole Owner is a non-individual; or

–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

•	Qualified Contracts:

–	one spouse must be both the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or

–
if the Contract is owned by a non-individual, then one spouse must be the Annuitant and the other spouse must be the sole primary Beneficiary. However, if we require a non-individual Owner to also be the sole primary Beneficiary, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary solely for the purpose of determining the Lifetime Plus Payment.

You cannot add a Covered Person to your Contract or replace Covered Persons. However, you can remove a Covered Person if you selected joint Lifetime Plus Payments. You can make this change only once.

Before Lifetime Plus Payments begin, you can request the removal of a joint Covered Person within 30 days before a Contract Anniversary by completing the appropriate form. Once Lifetime Plus Payments have begun, you can request the removal of a joint Covered Person within 30 days before a Benefit Anniversary by completing the appropriate form. We process your request on the Contract Anniversary* (or Benefit Anniversary,* as applicable) that occurs immediately after we receive your request in Good Order at our Service Center. Because we are no longer offering any of the Lifetime Benefits, if you remove a joint Covered Person from your Contract we reserve the right to declare a new additional M&E charge for your selected benefit. However, we guarantee that any new additional M&E charge is not greater than the maximum additional M&E charge for your selected benefit with single Lifetime Plus Payments that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix. If we change the M&E charge, we adjust the number of accumulation units so that the Contract Value on the anniversary that we process your request remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

After the Benefit Date we do not reduce your Lifetime Plus Payment if you remove a Covered Person from your Contract, but we may increase your payment as follows. We compare your current Lifetime Plus Payment to a payment based on the appropriate percentage for the remaining Covered Person’s current age and the current Contract Value as of the Benefit Anniversary that we process your removal request (see the age band table in the “Lifetime Plus Payments” discussion later in this appendix). If the payment based on the appropriate percentage for the remaining Covered Person’s current age and Contract Value is greater, we increase your annual maximum Lifetime Plus Payment to this new amount. If you chose to receive the maximum payment, the same increase also applies to the actual Lifetime Plus Payment you receive for the coming year. However, if you chose to receive less than the maximum payment, there is no change to the actual Lifetime Plus Payment you receive for the coming year and we apply the difference between your maximum and actual Lifetime Plus Payment to the Cumulative Withdrawal Value.

NOTE: A person no longer qualifies as a Covered Person and is removed from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required above.

NOTE FOR JOINT LIFETIME PLUS PAYMENTS:  The Covered Persons must continue to qualify as spouses under federal law until your selected Lifetime Benefit ends. Once you declare the Covered Persons, if at any time before your benefit ends you are no longer spouses, you must send us notice and remove a Covered Person from the Contract.

NOTE FOR NON-SPOUSE JOINT OWNERS SELECTING SINGLE LIFETIME PLUS PAYMENTS:  Before the Benefit Date, your Lifetime Benefit ends with the death of any Owner, and Lifetime Plus Payments also end with the death of any Owner if the Contract Value is positive at the time of death. This means Lifetime Plus Payments may not be available or may end even if the Covered Person is still alive.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

IF YOU BEGIN RECEIVING LIFETIME PLUS PAYMENTS

•	You can no longer remove your selected Lifetime Benefit from the Contract.

•	Partial Annuitizations are no longer available.

•	You can no longer make additional Purchase Payments to the Contract and the automatic investment plan is no longer available to you.

•
The free withdrawal privilege is no longer available to you. However, Lifetime Plus Payments and Cumulative Withdrawals are not subject to a withdrawal charge and they reduce the Withdrawal Charge Basis.

•
Excess Withdrawals (including a full withdrawal of the Contract Value) which are available while you are receiving Lifetime Plus Payments are subject to a withdrawal charge and reduce the Withdrawal Charge Basis, as set out in section 6, Expenses – Withdrawal Charge.

•
Any Excess Withdrawal reduces your annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Benefit Anniversary after the withdrawal. However, if you take an Excess Withdrawal of your entire remaining Contract Value, or you take an Excess Withdrawal that reduces your Lifetime Plus Payment to below the acceptable minimum, your payments stop and your benefit ends on the Business Day you take the Excess Withdrawal.

•	The systematic withdrawal program and the dollar cost averaging program are no longer available to you.

•	You can only change the ownership of this Contract if you selected joint Lifetime Plus Payments and:

–	an Owner dies and the spouse continues the Contract, or

–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.

•	The additional M&E charge for the Lifetime Plus Benefit continues until your benefit ends or the Contract Value is zero.

•
If you selected the Lifetime Plus 8 Benefit before January 26, 2009, the additional M&E charge for your benefit decreases as indicated at the beginning of this appendix, and it continues until your benefit ends or the Contract Value is zero.

•	If you selected the Lifetime Plus 8 Benefit from January 26, 2009 until March 31, 2009, the additional M&E charge for your benefit continues until your benefit ends or the Contract Value is zero.

•	If you have the Quarterly Value Death Benefit, the additional M&E charge for the Quarterly Value Death Benefit continues as long as the death benefit value is greater than zero.

•
The Contract Value continues to fluctuate as a result of market performance, and decreases on a dollar for dollar basis with each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal (including any withdrawal charge).

•	Resets of the 5% Annual Increase under the Lifetime Plus Benefit or the 8% Annual Increase under the Lifetime Plus 8 Benefit are no longer available.

•
We no longer calculate the following values and they all end: the Quarterly Anniversary Value under any of the Lifetime Benefits; the 5% Annual Increase under the Lifetime Plus Benefit; and the 8% Annual Increase under the Lifetime Plus 8 Benefit. However, if you selected the Quarterly Value Death Benefit, we continue to calculate the Quarterly Anniversary Value available under that benefit.

•
We may apply an annual payment increase to your annual maximum Lifetime Plus Payment on every Benefit Anniversary after Lifetime Plus Payments have begun and before the older Covered Person’s 91st birthday. If we increase your annual maximum Lifetime Plus Payment, we reserve the right to change the additional M&E charge for your selected benefit and payment type (single life or joint life) as of the next fifth Benefit Anniversary, subject to the maximum additional M&E charge. This change takes effect 60 days after that fifth Benefit Anniversary if we increased your Lifetime Plus Payment on that Benefit Anniversary or any of the previous four Benefit Anniversaries.

•
Once Lifetime Plus Payments begin, you cannot stop them unless you take an Excess Withdrawal of the entire Contract Value or you request a Full Annuitization. However, stopping Lifetime Plus Payments by taking an Excess Withdrawal is only available if your Contract Value is greater than the Cumulative Withdrawal Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

NOTE REGARDING THE DEATH BENEFITS: If you begin receiving Lifetime Plus Payments, then, on and after the Benefit Date:

•
the death benefit that is equal to your Contract Value continues to fluctuate with market performance but decreases on a dollar for dollar basis with each Lifetime Plus Payment we make and any Cumulative Withdrawal or Excess Withdrawal you take (including any withdrawal charge);

•
the Traditional Death Benefit value under the Traditional Death Benefit no longer increases because you can no longer make additional Purchase Payments; and each Lifetime Plus Payment, Cumulative Withdrawal, and any Excess Withdrawal reduces the Traditional Death Benefit value proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge); and

•
the Quarterly Anniversary Value under the Quarterly Value Death Benefit (if applicable) decreases proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge) for each Lifetime Plus Payment, Cumulative Withdrawal and Excess Withdrawal.

LIFETIME PLUS PAYMENTS

To begin receiving Lifetime Plus Payments you must submit a payment election form to our Service Center. Lifetime Plus Payments begin on the Benefit Date, which must be the 1st or 15th of a calendar month. The Benefit Date is at least 15 calendar days after your request has been received in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Date in order for Lifetime Plus Payments to begin. Under the Lifetime Plus Benefit the first available Benefit Date you can select is the one that occurs after the Issue Date. Under the Lifetime Plus 8 Benefit the first available Benefit Date you can select is the one that occurs after the younger Covered Person’s 65th birthday. Under both benefits, the last available Benefit Date you can select is the one that occurs before the older Covered Person’s 91st birthday. Therefore, under the Lifetime Plus 8 Benefit joint Lifetime Plus Payments are never available if there is more than a 25-year age difference between spouses. If you have not begun receiving Lifetime Plus Payments six months before the older Covered Person’s 91st birthday, we send you written notice that the benefit is about to end. If the benefit ends before you begin receiving Lifetime Plus Payments, you will have incurred higher Contract charges without receiving any explicit advantage from selecting it.

NOTE: If you added one of the Lifetime Benefits to your Contract when the older Covered Person was age 80, then we extend the latest available Benefit Date by 30 calendar days in order to allow you to receive the maximum benefit from the 5% Annual Increase or 8% Annual Increase (as applicable). The Benefit Date must occur on either the 1st or the 15th of a calendar month.

You can elect to receive Lifetime Plus Payments on an annual, semi-annual, quarterly, monthly or semi-monthly basis. Monthly and semi-monthly payments are only available through an electronic transfer of funds. Each Lifetime Plus Payment amount equals the annual actual Lifetime Plus Payment divided by the number of payments we make during the Benefit Year. If the scheduled Lifetime Plus Payment date does not fall on a Business Day, we make payment to you on the next Business Day.

If you exercise one of the Lifetime Benefits, we begin making Lifetime Plus Payments as of the Benefit Date. Under the Lifetime Plus Benefit on the Benefit Date, the initial payment is equal to the Benefit Base (for more information, see “The Benefit Base” discussion later in this appendix) multiplied by the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:

Single Lifetime Plus Payments – age band of the Covered Person	Annual maximum Lifetime Plus Payment percentage
55 to 59	4%
60 to 69	5%
70 to 79	6%
80 or older	7%

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

Joint Lifetime Plus Payments – age band of the younger Covered Person	Annual maximum Lifetime Plus Payment percentage
60 to 69	5%
70 to 74	5.5%
75 to 79	6%
80 or older	7%
Under the Lifetime Plus 8 Benefit, on the Benefit Date, the initial payment is equal to the Benefit Base multiplied by the age band payment percentage of the Covered Person (or younger Covered Person, if you select joint Lifetime Plus Payments) as follows:

Age band of the Covered Person (or younger of the Covered Persons for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
65 to 79	5%
80 or older	6%
Future Lifetime Plus Payments only decrease if you take an Excess Withdrawal, and they may increase if there are any gains in the Contract Value or when the payment percentage increases based on the age of the Covered Person (for more information see “Automatic Annual Payment Increases to the Lifetime Plus Payments” next in this appendix). However, if you take less than the annual maximum Lifetime Plus Payment that you are entitled to in a Benefit Year, you could reduce the chance that you receive an annual increase to your Lifetime Plus Payment.

An Excess Withdrawal reduces your annual maximum Lifetime Plus Payment proportionately by the percentage of Contract Value withdrawn on the next Benefit Anniversary after the withdrawal. Taking Excess Withdrawals may cause Lifetime Plus Payments to stop, and your benefit to end.

The annual maximum Lifetime Plus Payment percentage for each age band that is listed in the tables above was set on the rider effective date and does not change during the life of the benefit.

The initial actual Lifetime Plus Payment must either be zero, or at least $100. If we are unable to structure your initial payment so that it complies with these restrictions for the payment frequency you selected, Lifetime Plus Payments are not available to you and we contact you to discuss alternate arrangements.

If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value, Lifetime Plus Payments stop, and your benefit ends.

Once each Benefit Year you can change the frequency of Lifetime Plus Payments for the following Benefit Year. However, you cannot change the frequency of your payments on or after the Business Day your Contract Value is reduced to zero. On and after the date that your Contract Value is reduced to zero, you receive the maximum Lifetime Plus Payment you are entitled to at the same frequency you were receiving payments before your Contract Value was reduced to zero.

You must provide notice of any requested change to the frequency of your Lifetime Plus Payment to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we change the payment frequency on the Benefit Anniversary and the change remains in effect until the benefit ends or you request another change.

For Qualified Contracts, if we calculate the required minimum distribution based on the value in this Contract and this amount is greater than your remaining Lifetime Plus Payments for the calendar year, we do one of the following.

•
If you receive at least one more payment before the end of the calendar year, each remaining Lifetime Plus Payment for the calendar year is equal to the remaining required minimum distribution divided by the number of payments remaining. However, if this increase causes your actual Lifetime Plus Payment to be greater than the maximum payment, we deduct the extra from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

•
If you do not receive any more payments before the end of the calendar year, we instead send you one payment by the end of the calendar year that is equal to the remaining required minimum distribution and we deduct this payment from the Cumulative Withdrawal Value (if available). We do not consider this type of increase in your payment to be an annual increase of your Lifetime Plus Payment or an Excess Withdrawal, and it is not subject to a withdrawal charge.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

We deduct each Lifetime Plus Payment (and any additional payments resulting from a required minimum distribution) proportionately from the Investment Options. We continue to allocate the Contract Value among the Investment Options according to your instructions while your benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect (subject to certain restrictions set out in section 4, Investment Options – Transfers, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this appendix).

If you reach a point where the Lifetime Plus Payment you are receiving is greater than your remaining Contract Value, we credit your Contract with the difference of your Lifetime Plus Payment minus your Contract Value immediately before we make the payment. We then make the Lifetime Plus Payment and reduce your Contract Value to zero. We make this credit for tax reasons so that this last payment before the Contract Value is reduced to zero and is taxed as a withdrawal and all subsequent Lifetime Plus Payments are taxed as annuity payments. If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal of the entire Contract Value while the benefit is in effect, then Lifetime Plus Payments continue as follows.

•	For single Lifetime Plus Payments where the Contract is solely owned or owned by a non-individual, Lifetime Plus Payments continue until the death of the Covered Person.

•	For single Lifetime Plus Payments where the Contract is jointly owned and the Joint Owners are not spouses, Lifetime Plus Payments continue until the death of the Covered Person.

•
For single Lifetime Plus Payments where the Contract is jointly owned by spouses, Lifetime Plus Payments continue until the death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse is the Covered Person and elects to continue the Contract, Lifetime Plus Payments continue at 100% of the amount that we were paying when both Owners were alive until the death of the Covered Person.

•
For joint Lifetime Plus Payments, Lifetime Plus Payments continue until the deaths of both Covered Persons. Upon the death of an Owner (or the Annuitant if the Contract is owned by a non-individual) who was also a Covered Person, if the surviving spouse continues the Contract, joint Lifetime Plus Payments continue at 100% of the amount that we were paying when both Covered Persons were alive, or higher if applicable. However, if the surviving spouse elects to receive payout of the death benefit, then Lifetime Plus Payments stop.

NOTE: You are required to take a Full Annuitization of your Contract on or before the maximum permitted Income Date if, at that time, your Contract Value has not been reduced to zero. On the maximum permitted Income Date, if your Contract Value is greater than zero, we base Annuity Payments on your Contract Value if it includes a Lifetime Benefit but Lifetime Plus Payments have not begun. If you have not selected an Annuity Option we make payments under the default option described in section 3, The Annuity Phase. However, if your Contract Value is greater than zero and your Contract includes a Lifetime Benefit and Lifetime Plus Payments have begun, we base Annuity Payments on the greater of the Contract Value or Cumulative Withdrawal Value. In addition, if you choose to take fixed Annuity Payments under either Annuity Option 1 or 3, you instead receive the greater of the following. However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply.

For single Lifetime Plus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then the fixed Annuity Payments equal the greatest of:

•	annual fixed Annuity Payments under Annuity Option 1 based on the greater of the Contract Value or Cumulative Withdrawal Value; or

•	the current annual maximum Lifetime Plus Payment available to you.

For joint Lifetime Plus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then the fixed Annuity Payments equal the greatest of:

•	annual fixed Annuity Payments under Annuity Option 3 based on the greater of the Contract Value or Cumulative Withdrawal Value; or

•	the current annual maximum Lifetime Plus Payment available to you.

In addition, if on the maximum permitted Income Date the current annual maximum Lifetime Plus Payment is greater than the annual fixed Annuity Payment based on the Contract Value, we send you any remaining Cumulative Withdrawal Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

The Cumulative Withdrawal Benefit

The Cumulative Withdrawal Benefit was automatically part of the Lifetime Plus Benefit and the Lifetime Plus 8 Benefit. There is no additional fee or charge for the Cumulative Withdrawal Benefit.

The Cumulative Withdrawal Benefit allows you to control the amount of Lifetime Plus Payment you receive before your Contract Value is reduced to zero. You can change the amount of your actual Lifetime Plus Payment for the following Benefit Year by sending us notice. However, after your Contract Value is reduced to zero you are required to take the maximum payment. You must provide notice of any requested change to your actual Lifetime Plus Payment amount to our Service Center at least 30 days before the Benefit Date or Benefit Anniversary (as applicable). If the change is available, we change your actual Lifetime Plus Payment to your requested amount on the Benefit Date or Benefit Anniversary (as applicable) and the change remains in effect until you request another change or until your Contract Value is reduced to zero.

The Cumulative Withdrawal Value is the amount of all annual maximum Lifetime Plus Payments that you did not take. The Cumulative Withdrawal Value does not earn interest and it does not increase or decrease due to the performance of your selected Investment Options. It only increases when you take less than your annual maximum Lifetime Plus Payment and it only decreases when you take a Cumulative Withdrawal. The Cumulative Withdrawal Value remains in your Contract Value and in your death benefit value and does not reduce either value until it is withdrawn as a Cumulative Withdrawal. Your Contract Value also continues to fluctuate with the performance of your selected Investment Options. The Cumulative Withdrawal Benefit is not available to your Beneficiaries* upon death. If you take less than the annual maximum Lifetime Plus Payment you are entitled to in a Benefit Year, you could reduce the chance that you receive any increase to your annual maximum Lifetime Plus Payment. (For more information, see the “Automatic Annual Payment Increases to the Lifetime Plus Payments” discussion that appears next in this appendix.)

*
However, if you selected joint Lifetime Plus Payments and upon your death your surviving spouse who is also the joint Covered Person elects to continue the Contract, the Cumulative Withdrawal Value is available to your spouse.

You can take withdrawals from your Cumulative Withdrawal Value at any time. Any portion of a withdrawal that is less than or equal to your Cumulative Withdrawal Value is a Cumulative Withdrawal, and any portion of a withdrawal that is greater than your Cumulative Withdrawal Value is an Excess Withdrawal. Each Cumulative Withdrawal must be at least $100, or your entire Cumulative Withdrawal Value.

Cumulative Withdrawals are not subject to a withdrawal charge. However, each Cumulative Withdrawal reduces your Contract Value, Withdrawal Charge Basis and Cumulative Withdrawal Value on a dollar for dollar basis, and reduces the portion of the Traditional Death Benefit value that is based on Purchase Payments (or the portion of the Quarterly Value Death Benefit value that is based on the Quarterly Anniversary Value, if applicable) proportionately by the percentage of Contract Value withdrawn.

If your Contract Value is reduced to zero for any reason other than an Excess Withdrawal:

•	we send you any remaining Cumulative Withdrawal Value,

•	your Cumulative Withdrawal Benefit ends,

•	you receive your maximum Lifetime Plus Payment (actual Lifetime Plus Payments are not available after the Contract Value is reduced to zero) at the payment frequency you previously selected, and

•	your Lifetime Plus Payments continue, as indicated in the “When a Lifetime Benefit Ends” discussion that appears later in this appendix.

However, if your Contract Value is reduced to zero because of an Excess Withdrawal, your Cumulative Withdrawal Benefit and your selected benefit ends.

AUTOMATIC ANNUAL PAYMENT INCREASES TO THE LIFETIME PLUS PAYMENTS

On each Benefit Anniversary after the Benefit Date, and before the older Covered Person’s 91st birthday, we may increase your Lifetime Plus Payment if there is any gain in the Contract Value since the previous Benefit Anniversary or when the Lifetime Plus Payment percentage increases based on the age of the Covered Person as follows.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

If at the end of the Benefit Year you have taken your annual maximum Lifetime Plus Payment (as actual Lifetime Plus Payments and/or Cumulative Withdrawals), you automatically receive an increase to next year’s annual maximum Lifetime Plus Payment if the Contract Value on the current Benefit Anniversary is greater than the Contract Value from one year ago on the previous Benefit Anniversary (or, in the case of the first Benefit Anniversary, on the Benefit Date). If the Contract Value has increased, we calculate the percentage of growth between these two Contract Values and increase your annual maximum Lifetime Plus Payment by this percentage. For example, if your Contract Value increases by 5%, your annual maximum Lifetime Plus Payment increases by 5%.

In addition, you are also eligible to receive an increase to your annual maximum Lifetime Plus Payment regardless of whether or not you have taken your annual maximum Lifetime Plus Payment during the Benefit Year. We increase your annual maximum Lifetime Plus Payment on a Benefit Anniversary if the payment percentage for the current age of the Covered Person (or younger Covered Person in the case of joint Lifetime Plus Payments) multiplied by the Contract Value on the current Benefit Anniversary results in a higher annual maximum Lifetime Plus Payment. In this case, we increase your annual maximum Lifetime Plus Payment to this new value as of the Benefit Anniversary.

If your annual actual Lifetime Plus Payment is less than the annual maximum you are entitled to, an automatic annual increase to your annual maximum Lifetime Plus Payment may not increase the actual Lifetime Plus Payment you receive. If you request payments be made to you in a dollar amount, any automatic annual payment increase does not increase your actual Lifetime Plus Payment. If you request payments be made to you in a percentage, any automatic annual payment increase increases the dollar amount of your actual Lifetime Plus Payment, but does not increase your requested percentage. For example, you request an annual actual Lifetime Plus Payment of 80% of your annual maximum, which produces an annual actual Lifetime Plus Payment of $800. If your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment percentage remains at 80%, but you now receive an annual actual Lifetime Plus of $880. If instead you request an annual actual Lifetime Plus Payment of $800, and your annual maximum Lifetime Plus Payment increases by 10%, your actual annual payment remains at $800.

NOTE: Automatic annual payment increases to the Lifetime Plus Payments are no longer available after the older Covered Person’s 91st birthday, and on or after the Business Day your Contract Value is reduced to zero.

Because we are no longer offering any of the Lifetime Benefits, if you receive an annual payment increase to your annual maximum Lifetime Plus Payment on the current Benefit Anniversary or any of the previous four Benefit Anniversaries we reserve the right to declare a new additional M&E charge for your selected benefit and payment type (single life or joint life) on the next fifth Benefit Anniversary (for example, on the fifth, tenth and fifteenth Benefit Anniversaries). However, we guarantee that any new additional M&E charge is not greater than the maximum additional M&E charge for your selected benefit and payment type (single life or joint life) that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix.

If you have not received an increase to your Lifetime Plus Payment on any of these five Benefit Anniversaries, we do not change the additional M&E charge for your selected benefit.

We make any change to the M&E charge as of the 60th day after the current fifth Benefit Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we adjust the number of accumulation units so that the Contract Value on the 60th day remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

If this change reduces the additional M&E charge for your benefit, then we make the change and send you a confirmation letter.

If this change increases the additional M&E charge for your benefit, we send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you no longer receive future annual payment increases to your annual maximum Lifetime Plus Payment, but you keep the most recent annual payment increase. Also, your annual maximum Lifetime Plus Payment is equal to the annual amount that we established on the current fifth Benefit Anniversary, and it remains fixed at this level until your benefit ends, unless you take an Excess Withdrawal. If you do not notify us of your intention to decline the increase to the additional M&E charge for your benefit during the 30-day notice period, we assume you accept the increase and we make the change. If you accept an increase to the additional M&E charge associated with your benefit, then you continue to be eligible to receive future annual payment increases.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

THE BENEFIT BASE

We base the initial annual maximum Lifetime Plus Payment on the Benefit Base and the age band payment percentage of the Covered Person(s). You can access the Benefit Base only by taking Lifetime Plus Payments.

On the date you begin receiving Lifetime Plus Payments (the Benefit Date), the Benefit Base is equal to the greatest of:

•	the Contract Value,

•	the Quarterly Anniversary Value,

•	for the Lifetime Plus Benefit, the 5% Annual Increase, or

•	for the Lifetime Plus 8 Benefit, the 8% Annual Increase.

NOTE:  The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment you receive.

Beginning on the Benefit Date, your Lifetime Plus Payment only increases through the automatic annual payment increase feature (which is only available before the older Covered Person’s 91st birthday).

NOTE:  Under the Lifetime Plus Benefit or Lifetime Plus 8 Benefit, we no longer calculate the Quarterly Anniversary Value, the 5% Annual Increase or the 8% Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday or the Benefit Date. If you have not begun receiving Lifetime Plus Payments as of the older Covered Person’s 91st birthday, these values end and your benefit is no longer available to you. However, if you selected the Quarterly Value Death Benefit, we continue to calculate the Quarterly Anniversary Value under that benefit.

NOTE FOR CONTRACTS WITH THE BONUS OPTION:  Bonus amounts are not included in the portions of the Quarterly Anniversary Value, the 5% Annual Increase or the 8% Annual Increase that are based on Purchase Payments.

THE QUARTERLY ANNIVERSARY VALUE

We only calculate the Quarterly Anniversary Value during the Accumulation Phase and before the earlier of the older Covered Person’s 91st birthday or the Benefit Date on which Lifetime Plus Payments begin. We no longer calculate the Quarterly Anniversary Value beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization. If you have not begun receiving Lifetime Plus Payments before the older Covered Person’s 91st birthday or before the date you take a Full Annuitization, the Quarterly Anniversary Value ends and Lifetime Plus Payments are no longer available to you.

If the rider effective date was the Issue Date, the Quarterly Anniversary Value on the Issue Date was equal to the Purchase Payment received on the Issue Date. If the rider effective date occurred after the Issue Date, the Quarterly Anniversary Value on the rider effective date was equal to the Contract Value on that date.

On each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary, we process any increase or decrease to the Quarterly Anniversary Value due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day after we do the following calculation. On each Quarterly Anniversary, the Quarterly Anniversary Value is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value as of that Quarterly Anniversary.

Any withdrawals taken before the Benefit Date and/or amounts applied to Partial Annuitizations may reduce the Quarterly Anniversary Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

CALCULATING THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT

We only calculate the 5% Annual Increase during the Accumulation Phase and before the older Covered Person’s 91st birthday or before the Benefit Date on which you begin receiving Lifetime Plus Payments. We no longer calculate the 5% Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization. If you have not exercised the Lifetime Plus Benefit before the older Covered Person’s 91st birthday or before the date you take a Full Annuitization, the 5% Annual Increase ends and the Lifetime Plus Benefit is no longer available to you.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

If you selected the Lifetime Plus Benefit at issue and there are no resets to the 5% Annual Increase, then the 5% Annual Increase on the Issue Date was the Purchase Payment received on the Issue Date.

On each Business Day after the Issue Date, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the Issue Date, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary of the Issue Date, the 5% Annual Increase is equal to the following.

a + (0.05 x b)

where:

a = The 5% Annual Increase as of the immediately preceding Business Day.

b = Total Purchase Payments* received within 90 days of the Issue Date.

On the second and later Contract Anniversaries of the Issue Date, the 5% Annual Increase is equal to the following.

c + (0.05 x d)

where:

c = The 5% Annual Increase as of the immediately preceding Business Day.

d = Total Purchase Payments* received more than one year ago and at most 11 years ago. Because the Lifetime Plus Benefit was selected at issue and there was no reset of the 5% Annual Increase on the 11th Contract Anniversary, we exclude Purchase Payments received within 90 days of the Issue Date.

*
We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

If you select the Lifetime Plus Benefit after issue or there is a reset to the 5% Annual Increase, then the 5% Annual Increase on the rider effective date or reset anniversary is equal to the Contract Value as of the rider effective date or reset anniversary, as applicable.

On each Business Day after the rider effective date or reset anniversary, as applicable, we increase the 5% Annual Increase by the amount of any additional Purchase Payments received that day, and we reduce the 5% Annual Increase proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Contract Anniversary after the rider effective date or reset anniversary, as applicable, we process any increase or decrease to the 5% Annual Increase due to a Purchase Payment received that day, or a Partial Annuitization or withdrawal taken that day, after we do the following anniversary calculations.

On the first Contract Anniversary that occurs after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.

a + (0.05 x b)

where:

a = The 5% Annual Increase as of the immediately preceding Business Day.

b = The Contract Value* as of the rider effective date or reset anniversary, as applicable.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

On the second and later Contract Anniversaries that occur after the rider effective date or reset anniversary, as applicable, the 5% Annual Increase is equal to the following.

c + (0.05 x d)

where:

c = The 5% Annual Increase as of the immediately preceding Business Day.

d = The Contract Value* as of the rider effective date or reset anniversary, as applicable, plus total Purchase Payments received more than one year ago and at most 11 years ago, but after the rider effective date or reset anniversary. We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

*
We reduce the Contract Value as of the rider effective date or reset anniversary by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since the rider effective date or reset anniversary.

RESETTING THE 5% ANNUAL INCREASE UNDER THE LIFETIME PLUS BENEFIT

Before the older Covered Person’s 81st birthday and before you exercise the Lifetime Plus Benefit, we automatically reset the 5% Annual Increase to equal the Contract Value if that amount is greater than the 5% Annual Increase on the Contract Anniversary. If we automatically reset the 5% Annual Increase, we may change the additional M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). Because we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit.

If this change reduces the additional M&E charge for the Lifetime Plus Benefit, then we make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus Benefit, we send you written notice of the intended increase and provide you at least a 30-day notice period to accept the higher additional M&E charge or opt out of future automatic resets. If you accept the higher additional M&E charge, then we increase the charge 60 days after the reset anniversary, or the next Business Day if the 60th day is not a Business Day.

If instead you “opt out” of future automatic resets, we do not increase the additional M&E charge and you no longer receive any automatic resets, but you keep the most recent automatic reset you received. However, if you opt out of the automatic resets before the older Covered Person’s 81st birthday and before the Benefit Date, you are still able to request a manual reset. You can request a manual reset within 30 days following a Contract Anniversary by completing the appropriate form. We process your manual reset request as of the immediately preceding Contract Anniversary (the reset anniversary) once we receive your request in Good Order at our Service Center. If the reset anniversary does not fall on a Business Day, we process your request on the next Business Day. When we process your manual reset request, we change the 5% Annual Increase to equal the Contract Value as of the reset anniversary.

If you request a manual reset of the 5% Annual Increase, we also change the M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life). Because we are no longer offering the Lifetime Plus Benefit, we reserve the right to declare a new additional M&E charge for the benefit. We change the additional M&E charge on the 30th day following the reset anniversary, or the next Business Day if the 30th day is not a Business Day.

If there is a reset to the 5% Annual Increase, we guarantee that the new additional M&E charge for the Lifetime Plus Benefit and payment type (single life or joint life) you selected is not greater than the maximum additional M&E charge that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix.

If we change the additional M&E charge, we adjust the number of accumulation units so that the Contract Value on the day that we increase the charge remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

NOTE: You cannot request a reset:

•	if the Contract Value is less than the 5% Annual Increase,

•	on or after the older Covered Person’s 81st birthday,

•	on or after the Benefit Date that you exercise the Lifetime Plus Benefit, or

•	on or after the Income Date that you take a Full Annuitization.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

CALCULATING THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT

We only calculate the 8% Annual Increase during the Accumulation Phase and before the older Covered Person’s 91st birthday or the Benefit Date on which you begin receiving Lifetime Plus Payments. We no longer calculate the 8% Annual Increase beginning on the earlier of the older Covered Person’s 91st birthday, the Benefit Date, or the date you take a Full Annuitization. If you have not begun receiving Lifetime Plus Payments before the older Covered Person’s 91st birthday or before the date you take a Full Annuitization, the 8% Annual Increase ends and Lifetime Plus Payments are no longer available to you.

We only apply the simple interest to the 8% Annual Increase on each Quarterly Anniversary during the Increase Period. The Increase Period begins on the first Quarterly Anniversary after the Increase Start Date. The Increase Start Date is the Contract Anniversary that occurs on or immediately after the sole Covered Person’s 60th birthday, or the younger joint Covered Person’s 65th birthday. However, if on the Issue Date the sole Covered Person was age 60 or older, or the younger joint Covered Person was age 65 or older, the Increase Start Date is the Issue Date. The Increase Period ends on the earlier of the Contract Anniversary that occurs 20 years after the Increase Start Date, or on the Benefit Date. In addition, during the entire period that we calculate the 8% Annual Increase we also automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on the Quarterly Anniversary. Quarterly Anniversary resets occur during the entire period that we calculate the 8% Annual Increase and not just during the Increase Period.

If you selected the Lifetime Plus 8 Benefit at issue, both the 8% Annual Increase and the increase base on the Issue Date were equal to the Purchase Payment received on the Issue Date. If you selected the Lifetime Plus 8 Benefit after issue, both the 8% Annual Increase and the increase base on the rider effective date were equal to the Contract Value as of the rider effective date.

On each Business Day, we increase both the 8% Annual Increase and the increase base by the amount of any additional Purchase Payments received that day, and we reduce both the 8% Annual Increase and the increase base proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge).

On each Quarterly Anniversary before the Increase Period, we process any increase or decrease to the 8% Annual Increase and the increase base due to a Purchase Payment received on the Quarterly Anniversary, or a Partial Annuitization or withdrawal taken on the Quarterly Anniversary after we apply any automatic reset. We automatically reset the 8% Annual Increase and the increase base to equal the Contract Value if the Contract Value on the Quarterly Anniversary is greater than the 8% Annual Increase.

On each Quarterly Anniversary during the Increase Period the 8% Annual Increase is equal to the following:

a + 0.02 x (b – c)

Where:

a =	The 8% Annual Increase as of the immediately preceding Business Day;

b =	The increase base as of the immediately preceding Business Day; and

c =
Purchase Payments* received on or after the previous Quarterly Anniversary. However, if you selected the Lifetime Plus 8 Benefit at issue and the Increase Start Date is the Issue Date, then on the first Quarterly Anniversary only, we exclude any Purchase Payments received before the first Quarterly Anniversary.

*
We reduce each Purchase Payment proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn (including any withdrawal charge) for each annuitization or withdrawal taken since we received that payment.

We then compare the 8% Annual Increase to the current Contract Value on the Quarterly Anniversary. If the Contract Value is greater than the 8% Annual Increase, we automatically reset both the 8% Annual Increase and the increase base to equal the Contract Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

AUTOMATIC RESETS OF THE 8% ANNUAL INCREASE UNDER THE LIFETIME PLUS 8 BENEFIT

Before the older Covered Person’s 91st birthday and before the Benefit Date, we automatically reset the 8% Annual Increase to equal the Contract Value if the Contract Value is greater than the 8% Annual Increase on any of the first and later Quarterly Anniversaries after the rider effective date.

If we reset the 8% Annual Increase at any time during the Contract Year, we may change the additional M&E charge for the Lifetime Plus 8 Benefit on the next Contract Anniversary. Because we are no longer offering the Lifetime Plus 8 Benefit, we reserve the right to declare a new additional M&E charge for the benefit. However, we guarantee that any new additional M&E charge is not greater than the maximum additional M&E charge for the Lifetime Plus 8 Benefit and your selected payment type (single life or joint life) that we declared when you purchased your Contract and is set forth in the table at the beginning of this appendix.

During the period that we calculate the 8% Annual Increase, we do not change the additional M&E charge for the Lifetime Plus 8 Benefit on a Contract Anniversary if you have not received a reset during the previous Contract Year. We make any change to the additional M&E charge for the Lifetime Plus 8 Benefit as of the 60th day after the Contract Anniversary, or on the next Business Day if the 60th day is not a Business Day. If we change the additional M&E charge, then we adjust the number of accumulation units so that the Contract Value on the 60th day remains the same. Because the performance of the Investment Options causes the accumulation unit values to fluctuate, the adjustment to the number of accumulation units may be positive or negative.

If this change reduces the additional M&E charge for the Lifetime Plus 8 Benefit, then we make the change and send you a confirmation letter.

If this change increases the additional M&E charge for the Lifetime Plus 8 Benefit, we send you written notice of the intended increase and provide you at least a 30-day notice period to decline the increase. If you decline the increase to the additional M&E charge, you no longer receive automatic resets to the 8% Annual Increase, but you keep all previous resets. If you do not notify us of your intention to decline the increase to the additional M&E charge for the Lifetime Plus 8 Benefit during the 30-day notice period, we assume you have accepted the increase and we make the change. If you do not decline the increase to the additional M&E charge associated with the Lifetime Plus 8 Benefit, then you continue to be eligible to receive future resets.

NOTE:  You must specifically “opt out” of future automatic resets of the 8% Annual Increase at a higher additional M&E charge otherwise we assess the higher additional M&E charge.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

NOTE REGARDING TRANSFERS FOR CONTRACTS WITH A LIFETIME BENEFIT: We do not count any transfers made under the quarterly rebalancing program for the Lifetime Benefits against any free transfers we allow. We also waive the required minimum transfer amount for transfer made under the quarterly rebalancing program for one of the Lifetime Benefits.

These restrictions apply only to Contracts with one of the Lifetime Benefits while the benefit is in effect. Your Investment Option allocation instructions must always comply with these restrictions. When you selected one of these benefits, you consented to have us rebalance your Contract Value in accordance with the procedures described here. We have put these restrictions in place to support the guarantees that we provide under these benefits, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, you may not be able to fully participate in any upside potential returns available from the Investment Options, and your Contract Value may be less than the Contract Value you would have had without the benefit.

If you selected one of the Lifetime Benefits from January 26, 2009 until March 31, 2009: We require that you have 100% of your total Contract Value in the Group C Investment Options, and we do not permit you to have any of your Contract Value in the Group A or Group B Investment Options.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

If you selected one of the Lifetime Benefits before January 26, 2009:  We restrict your selection of certain Investment Options and the percentage of Contract Value that you can have in certain Investment Options as follows. We only allow you to make allocations and transfers to and from the Group A and Group B Investment Options as long as you do not exceed these limitations.

•	You cannot have more than 25% of your total Contract Value in the Group A Investment Options.

•	You cannot have more than 70% of your total Contract Value in both Group A and Group B Investment Options.

•	We do not limit the amount of Contract Value that you can have in the Group C Investment Options.

Group A Investment Options(1)
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

(1)For any Lifetime Benefit added to your Contract before January 26, 2009, the following funds are included in the Group C Investment Options and are not included in the Group A Investment Options: AZL Fusion Growth Fund, Franklin Income Securities Fund, and Franklin Templeton VIP Founding Funds Allocation Fund.

Group B Investment Options
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund

AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
Templeton Growth Securities Fund

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund

BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

These Investment Option allocation and transfer restrictions end when your benefit ends.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

In addition, on each Quarterly Anniversary we automatically rebalance the amount of Contract Value in each of your selected Investment Options to return you to your selected Investment Option allocation mix based on your most recent allocation instructions for future Purchase Payments. The rebalancing occurs at the end of the last Business Day before the Quarterly Anniversary, so that it is in effect on the Quarterly Anniversary. However, if you are participating in the DCA program, quarterly rebalancing transfers do not move Contract Value into or out of the DCA Money Market Account. Once your money has been invested, the performance of the Investment Options may cause your chosen allocation to shift. Quarterly rebalancing helps you maintain your specified allocation mix among the different Investment Options. There are no fees for the quarterly rebalancing transfers we make, and we do not currently count these transfers against any free transfers that we allow. This rebalancing applies to all of your selected Investment Options and not just the ones that are in Group A or Group B. Transfers of Contract Value between the Investment Options do not change the allocation instructions for any future Purchase Payments and do not change how we rebalance your Contract Value on each Quarterly Anniversary. In order to change the quarterly rebalancing of your Contract Value when you make a transfer, you must change your allocation instructions for future Purchase Payments. Any requested change to your allocation instructions must comply with the restrictions for your selected benefit or we reject your change.

We do not recategorize the Investment Options currently available under the Contract, but we may add or remove Investment Options from your Contract in the future. We secure all necessary SEC and other governmental approvals before removing an Investment Option. If we do, we provide written notice regarding additions or deletions to the Investment Option groups.

NOTE REGARDING THE MINIMUM TRANSFER AMOUNT:  We waive the $1,000 minimum transfer amount for transfers made under the allocation and transfer restrictions for the Lifetime Benefits.

TAXATION OF LIFETIME PLUS PAYMENTS

Lifetime Plus Payments that you receive before your Contract Value is reduced to zero are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, we intend to treat Lifetime Plus Payments that you receive on or after your Contract Value has been reduced to zero as Annuity Payments under a Full Annuitization. For Qualified Contracts, the entire Lifetime Plus Payment is most likely subject to ordinary income tax. In addition, if any Owner is younger than age 59½, Lifetime Plus Payments may be subject to a 10% federal penalty tax. Lifetime Plus Payments are not subject to a withdrawal charge. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Code and you begin Lifetime Plus Payments before the required series of withdrawals is complete, you may incur a 10% federal penalty tax.

WHEN A LIFETIME BENEFIT ENDS

Before the Benefit Date, your benefit ends upon the earliest of the following.

•	The Business Day we process your request to remove your selected Lifetime Plus Benefit from the Contract (the rider termination date).

•
For single Lifetime Plus Payments where the Contract is jointly owned by non-spouses, upon the death of any Joint Owner, the Business Day we receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option. This means your Lifetime Benefit may end even if the sole Covered Person is still alive.

•	The date of death of all Covered Persons.

•	The older Covered Person’s 91st birthday.

•
The Business Day before the Income Date that you take a Full Annuitization, including a required Full Annuitization on the maximum permitted Income Date. For more information, see section 3, The Annuity Phase.

•	The Business Day we process your request for a full withdrawal.

•	When the Contract ends.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

On and after the Benefit Date that you begin receiving Lifetime Plus Payments, your benefit ends upon the earliest of the following.

•
The Business Day you take an Excess Withdrawal of the entire Contract Value. If you take an Excess Withdrawal that reduces your annual maximum Lifetime Plus Payment to less than $100, you must take an Excess Withdrawal of the entire Contract Value.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	For single Lifetime Plus Payments when the Contract is solely owned or owned by a non-individual, the date of death of the Covered Person.

•	For single Lifetime Plus Payments when the Contract is jointly owned and the Joint Owners are not spouses, the date of death of any Joint Owner.

•
For single Lifetime Plus Payments when the Contract is jointly owned by spouses, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and elects to continue the Contract. If the surviving spouse who is also the Covered Person continues the Contract, your benefit ends on the date of death of the Covered Person.

•
For joint Lifetime Plus Payments, the date of death of both Covered Persons. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse, who is also a Covered Person, elects to receive payout of the death benefit instead of continuing the Contract, then Lifetime Plus Payments stop and your benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option. Also, if joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and the Lifetime Benefit ends as of this date of death.

•	When the Contract ends.

APPENDIX F – THE QUARTERLY VALUE DEATH BENEFIT

The Quarterly Value Death Benefit was available from August 31, 2007 through March 7, 2010. This benefit has an additional M&E charge of 0.30% that we assess during the Accumulation Phase and that charge cannot change. The M&E charge is an annualized rate that is realized on a daily basis as a percentage of the net asset value of an Investment Option, and we use that net asset value to calculate the accumulation unit value during the Accumulation Phase and the annuity unit value during the Annuity Phase. For more information, please see section 6, Expenses – Mortality and Expense Risk (M&E) Charge. We assess the additional M&E charge for the Quarterly Value Death Benefit during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. You cannot cancel the Quarterly Value Death Benefit.

Under the Quarterly Value Death Benefit, the amount of the death benefit is the greater of 1 or 2, determined as of the end of the Business Day during which we receive in Good Order at our Service Center, both due proof of death* and an election of the death benefit payment option.

1.	The Contract Value. If your Contract includes Investment Protector or Income Protector, we deduct the final rider charge from the Contract Value before making this determination.

2.	The Quarterly Anniversary Value.

*	Please see section 10, Death Benefit for details on what we consider to be due proof of death.

The Quarterly Value Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.

•	When the Contract ends.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

NOTE FOR CONTRACTS WITH THE BONUS OPTION:  Bonus amounts are included in the calculation of the portion of the death benefit that is based on Contract Value, but only as the bonus becomes vested. We do not include the bonus in the portion of the death benefit that is based on Purchase Payments.

NOTE FOR CONTRACTS WITH INCOME PROTECTOR: On the Benefit Date that you begin receiving Lifetime Plus Payments and until the rider termination date:

•
the Quarterly Anniversary Value under the Quarterly Anniversary Value Death Benefit decreases proportionately by the percentage of Contract Value withdrawn (including any withdrawal charge), for each Lifetime Plus Payment and Excess Withdrawal;

•
the death benefit that is equal to your Contract Value continues to fluctuate with market performance but decreases on a dollar for dollar basis with each Lifetime Plus Payment we make and any Excess Withdrawal you take (including any withdrawal charge), and the deduction of the rider charge; and

•	the additional M&E charge associated with the Quarterly Value Death Benefit continues as long as the Quarterly Anniversary Value is greater than zero.

Calculating the Quarterly Anniversary Value under the Quarterly Value Death Benefit

The Quarterly Anniversary Value on the Issue Date is equal to the Purchase Payment received on the Issue Date.

At the end of each Business Day, we increase the Quarterly Anniversary Value by the amount of any additional Purchase Payments received that day, and we reduce the Quarterly Anniversary Value proportionately by the percentage of Contract Value applied to a Partial Annuitization or withdrawn that day (including any withdrawal charge). Withdrawals include Lifetime Plus Payments and any Excess Withdrawals, but do not include amounts withdrawn for a transfer fee or the contract maintenance or rider charge.

On each Quarterly Anniversary before the end date, the Quarterly Anniversary Value is equal to the greater of its value on the previous Business Day, or the Contract Value at the end of the previous Business Day.

The end date occurs on the earliest of:

•	the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Contract is owned by a non-individual); or

•	the end of the Business Day during which we first receive in Good Order at our Service Center, both due proof of death and an election of the death benefit payment option.

If the end date occurs due to age, we continue to calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary until we receive the required death information. If the end date occurs because of death and there are multiple Beneficiaries, the Quarterly Anniversary Value will not change once we receive the required information from any one Beneficiary.

Any withdrawals (including Lifetime Plus Payments and any Excess Withdrawals) and/or Partial Annuitizations may reduce the Quarterly Anniversary Value by more than the amount withdrawn and/or annuitized. If the Contract Value at the time of withdrawal and/or annuitization is less than the Quarterly Anniversary Value, we deduct more than the amount withdrawn and/or annuitized from the Quarterly Anniversary Value.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

APPENDIX G – PREVIOUS VERSIONS OF INVESTMENT PROTECTOR AND INCOME PROTECTOR

INVESTMENT PROTECTOR

Investment Protector (08.09) was available from July 22, 2009 through April 30, 2010. If your Contract includes Investment Protector (08.09), your current rider charge is 0.80% of the Target Value and the guarantee percentage we use to calculate the Target Value is 95%. The Investment Option Groups are as follows:

TABLE 1: Investment Option Groups for Investment Protector
Group A Investment Options
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

Group B Investment Options
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL S&P 500 Index Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund

AZL MFS Investors Trust Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley International Equity Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL Van Kampen Growth and Income Fund
Mutual Global Discovery Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
Templeton Growth Securities Fund

Group X Investment Options	Group Y Investment Options
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Van Kampen Equity and Income Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio

AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

INCOME PROTECTOR

Income Protector (08.09) was available from July 22, 2009 through April 30, 2010. If your Contract includes Income Protector (08.09), your current rider charge is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments. The Annual Maximum Lifetime Plus Payment Table for Income Protector (08.09) is as follows:

Annual Maximum Lifetime Plus Payment Table for Income Protector (08.09)
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
65 - 79	4.5%
80+	5.5%

The exercise age for Income Protector (08.09) is age 65. The number of guarantee years is 20 and the annual increase percentage is 8%. The Investment Option restriction is 100% to Group C for Income Protector (08.09) and the Investment Options available under Group C are as follows:

Investment Option Group C
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Money Market Fund
AZL Van Kampen Equity and Income Fund

BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
Templeton Global Bond Securities Fund

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

FOR SERVICE OR MORE INFORMATION

In order to help you understand how your Contract Values vary over time and under different sets of assumptions, we will provide you with certain personalized illustrations upon request and free of charge. You can request illustrations by contacting your Financial Professional. Illustrations demonstrate how your Contract Value, cash surrender value and death benefits change based on the investment experience of the Investment Options or the hypothetical rate of return. The illustrations are hypothetical and may not be used to project or predict investment results.

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:

Public Reference Section of the Commission

100 F Street, NE

Washington, DC 20549

You can contact us at:

Allianz Life Insurance Company of New York

One Chase Manhattan Plaza, 37th Floor

New York, NY 10005-1423

(800) 624-0197

If you need service (such as changes in Contract information, inquiry into Contract Values, to request a withdrawal, etc.), please contact our Service Center:

Allianz Life Insurance Company of New York

P.O. Box 561

Minneapolis, MN 55440-0561

(800) 624-0197

If you are sending an application and/or a check to purchase a new Contract, you should send the materials to the address listed on your application. Applications and Purchase Payments you send to our home office address will be forwarded to the address listed on your application, which may delay processing of your application.

The Allianz VisionSM New York Variable Annuity Contract Prospectus – April 29, 2011

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ VISIONSM NEW YORK
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
VARIABLE DEFERRED ANNUITY CONTRACT
ISSUED BY
ALLIANZ LIFE® OF NY VARIABLE ACCOUNT C
(THE SEPARATE ACCOUNT) AND
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
(ALLIANZ LIFE OF NEW YORK, WE, US, OUR)
JANUARY 24, 2011

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus for the Contract, which is dated the same date as this SAI. Definitions of capitalized terms can be found in the glossary in the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract prospectus, call or write us at:

Allianz Life Insurance Company of New York
One Chase Manhattan Plaza, 37th Floor
New York, NY 10005-1423
(800) 624-0197

Allianz Life of New York………………………………………………	2
Experts……………………………………………………………..……	2
Legal Opinions…………………………………………………..……..	2
Distributor…………………………………………………..…………...	2
Reduction or Elimination of the Withdrawal Charge……..…………	3
Federal Tax Status…………………………………………….……....	3
General……………………………………………………………...	3
Diversification………………………………………………....…...	4
Owner Control…………………………………………………..….	5
Contracts Owned by Non-Individuals…………………….......…	5
Income Tax Withholding…………………………………..……....	5
Required Distributions……………………………………..……...	5
Qualified Contracts………………………………………………...	6
Annuity Provisions……………………………………………….........	7
Annuity Units/Calculating Annuity Payments………………..….	7
Mortality and Expense Risk Guarantee……………………………..	7
Financial Statements…………………………………………………..	7
Appendix – Condensed Financial Information………………..........	8

VISNYSAI-0111

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011

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ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York. Before January 1, 2003, Allianz Life of New York was known as Preferred Life Insurance Company of New York. We are a subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is also a stock life Insurance company. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.

Allianz Life of New York does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life of New York in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

The financial statements of Allianz Life of NY Variable Account C as of and for the year or period ended December 31, 2009 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the financial statements and supplemental schedules of Allianz Life Insurance Company of New York as of December 31, 2009 and 2008 and for each of the years in the three-year period ended December 31, 2009, are included in Part C of the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, also included in Part C, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2009 financial statements and supplemental schedules of Allianz Life Insurance Company of New York refers to a change in the method of evaluating other-than-temporary impairments of fixed maturity securities due to the adoption of accounting requirements issued by the Financial Statement Standards Board (FASB), as of January 1, 2009, as well as an adoption of accounting guidance issued by the FASB related to fair value measurements, effective January 1, 2008. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life of New York, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (Allianz Life Financial (previously USAllianz Investor Services, LLC)), a wholly-owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor. Allianz Life Financial does not sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other third-party broker/dealers registered under the Securities Exchange Act of 1934 (selling firms) for the sale of the Contracts. The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

We pay commissions for sales of the Contracts. Allianz Life Financial passes through most of the commissions it receives to selling firms for their sales. Allianz Life Financial received sales compensation with respect to the Contracts issued under Allianz Life of NY Variable Account C in the following amounts during the last three calendar years:

Calendar Year	Aggregate Amount of Commissions Paid to Allianz Life Financial	Aggregate Amount of Commissions Retained by Allianz Life Financial After Payments to Selling Firms
2007	$5,838,450.54	$0
2008	$7,945,634.64	$0
2009	$7,939,174.79	$0
We may fund Allianz Life Financial’s operating and other expenses including: overhead; legal and accounting fees; registered representative training; deferred compensation and insurance benefits for registered representatives; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. We also pay for Allianz Life Financial’s operating and other expenses, including overhead, legal and accounting fees.

As described above, Allianz Life Financial sells its Contracts primarily through “wholesaling,” in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 1,044 retail broker/dealers to sell its Contracts. All of the broker/dealer

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firms except one are non-affiliated. As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain of these firms for providing marketing support services in the sale of the Contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 37 firms. These payments vary in amount. In 2009, the five firms receiving the largest payments, ranging from $327,900 to $2,595,212, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support.

Firm Name
1	LPL Financial Network
2	AIG Advisor Group
3	Wells Fargo
4	National Planning Holdings
5	Raymond James

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

We may reduce or eliminate the amount of the withdrawal charge on the Contracts when Contract sales are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine the entitlement to a reduction of the withdrawal charge after examination of the following factors:

•	the size of the group;

•	the total amount of Purchase Payments expected to be received from the group;

•
the nature of the group for which the Contracts are purchased, and the persistency expected in that group (for example, the expectation that the Owners will continue to hold the Contracts for a certain period of time);

•	the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

•	any other circumstances which we believe to be relevant to determining whether reduced sales or administrative expenses may be expected.

None of these reductions are contractually guaranteed. We may eliminate the withdrawal charge when the Contracts are issued to an officer, director or employee of Allianz Life of New York or any of its affiliates. We may reduce or eliminate the withdrawal charge when the Contract is sold by a registered representative appointed with Allianz Life of New York to any members of his or her immediate family and the commission is waived. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract’s cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

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For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Partial Annuitizations are taxed as partial withdrawals, not as Annuity Payments, until the entire Contract Value has been applied to Annuity Payments. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life of New York.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (Treasury Department). Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract before the receipt of Annuity Payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the Contract, meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the Investment Options underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these regulations, an Investment Option will be deemed adequately diversified if:

•	no more than 55% of the value of the total assets of the Investment Option is represented by any one investment;

•	no more than 70% of the value of the total assets of the Investment Option is represented by any two investments;

•	no more than 80% of the value of the total assets of the Investment Option is represented by any three investments; and

•	no more than 90% of the value of the total assets of the Investment Option is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

We intend that all Investment Options underlying the Contracts will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

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Owner Control

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account, supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our Contracts, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the investment divisions of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Contracts Owned by Non-Individuals

Under Section 72(u) of the Code, the investment earnings on Purchase Payments for the Contracts will be taxed currently to the Owner if the Owner is a non-individual, for example, a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for an individual or to Contracts held by qualified retirement plans. Purchasers should consult a tax adviser before purchasing a Contract to be owned by a non-individual.

Income Tax Withholding

All distributions or the portion thereof which is included in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or Individual Retirement Annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	distributions which are required minimum distributions; or

•	the portion of the distributions not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner. Specifically, with regard to this Contract, Section 72(s) requires that:

•
if any Owner dies on or after the Income Date, but before the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

•	if any Owner dies before the Income Date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. If the Owner is a non-individual, then the death or change of an Annuitant is treated as the death of the Owner.

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Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts.

Qualified Contracts

The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

General descriptions of the types of qualified plans with which the Contracts may be used can be found in the prospectus. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.

Qualified plans include special provisions restricting Contract provisions that may otherwise be available and described in this SAI. Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes – Distributions – Qualified Contracts.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.  For more information, see prospectus section 7, Taxes – Qualified Contracts.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

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ANNUITY PROVISIONS

We base Annuity Payments upon the following:

•	Whether you request fixed payments, variable payments, or a combination of both fixed and variable Annuity Payments.

•	The adjusted Contract Value on the Income Date.

•	The Annuity Option you select.

•	The age of the Annuitant and any joint Annuitant.

•	The sex of the Annuitant and any joint Annuitant where allowed.

We guarantee fixed Annuity Payments as to dollar amount and the amount does not vary with the investment experience of an Investment Option. If you request fixed Annuity Payments, the amount of adjusted Contract Value that you apply to fixed Annuity Payments will be placed in our general account and it will not participate in the investment experience of the Investment Options.

Variable payments are not predetermined as to dollar amount and will vary in amount with the investment experience of the Investment Option(s) you select. We use Annuity Units to determine the amount of any variable Annuity Payments you elect to receive.

Annuity Units/Calculating Variable Annuity Payments

The first Annuity Payment is equal to the amount of Contract Value you are applying to variable Annuity Payments on the Income Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for the Annuity Option you selected.

We will then purchase a fixed number of Annuity Units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among the subaccounts for your selected Investment Options according to your most recent allocation instructions. We then divide the amount in each subaccount by the Annuity Unit value for each subaccount on the Income Date.

We determine the Annuity Unit value on each Business Day as follows:

•	multiply the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and

•	divide by the assumed net investment factor for the current Business Day.

The assumed net investment factor for the current Business Day is one plus the annual AIR adjusted to reflect the number of calendar days that have elapsed since the immediately preceding Business Day. We will allow an AIR of 3% or 4.5% based on your selection and applicable law.

Thereafter, the number of Annuity Units in each subaccount generally remains unchanged unless you make a transfer. However, the number of Annuity Units will change if Annuity Option 3 is in effect, one Annuitant dies, and the Owner requests Annuity Payments at 75% or 50% of the previous payment amount. All calculations will appropriately reflect the payment frequency you selected.

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the number of Annuity Units allocated to the subaccount by the Annuity Unit value for that subaccount on the payment date.

MORTALITY AND EXPENSE RISK GUARANTEE

Allianz Life of New York guarantees that the dollar amount of each Variable Annuity Payment after the first Annuity Payment will not be affected by variations in mortality and expense experience.

FINANCIAL STATEMENTS

The audited financial statements of Allianz Life of New York as of and for the year ended December 31, 2009 are included in Part C of the Registration Statement and are incorporated herein by reference. The financial statements should be considered only as bearing upon the ability of Allianz Life of New York to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2009 are also included in Part C of the Registration Statement and are incorporated herein by reference.

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APPENDIX – CONDENSED FINANCIAL INFORMATION

The financial statements of Allianz Life Insurance Company of New York and the financial statements of Allianz Life of NY Variable Account C are included in Part C of the Registration Statement.

Accumulation Unit value (AUV) information corresponding to the highest and lowest M&E charges for the benefits we currently offer under this Contract are found in Appendix B to the prospectus. AUV information for other expense levels and for optional benefits that we no longer offer under this Contract are found below.

This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Registration Statement.

Key to Benefit Option*		M&E Charge
VISB 1	Allianz Vision NY – Contract with the Bonus Option	1.90%
VISB 10	Allianz Vision NY – Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.85%
VISB 11	Allianz Vision NY – Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.00%
VISB 12	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Bonus Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.15%
VISB 13	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.30%
VISB 14	Allianz Vision NY – Contract with the Bonus Option and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.45%
VISB 2	Allianz Vision NY – Contract with the Bonus Option and the Quarterly Value Death Benefit	2.20%
VISB 3	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and Target Date Retirement Benefit; Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.60%
VISB 4	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.90%
VISB 5	Allianz Vision NY – Contract with the Bonus Option and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin); Contract with the Bonus Option, Quarterly Value Death Benefit and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.75%
VISB 6	Allianz Vision NY – Contract with the Bonus Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	3.05%
VISB 7	Allianz Vision NY – Contract with the Bonus Option and Target Date Retirement Benefit	2.30%
VISB 9	Allianz Vision NY – Contract with the Bonus Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin)	2.70%
VISC 1	Allianz Vision NY – Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and Target Date Retirement Benefit; Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.45%
VISC 10	Allianz Vision NY – Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.00%
VISC 11	Allianz Vision NY – Contract with the No Withdrawal Option and Target Date 10 Benefit (issued January 26, 2009 and after)	2.30%
VISC 12	Allianz Vision NY – Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.15%

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Key to Benefit Option*		M&E Charge
VISC 14	Allianz Vision NY – Contract with the No Withdrawal Charge Option (issued July 22, 2009 and after)	1.75%
VISC 15	Allianz Vision NY – Contract with the No Withdrawal Charge Option and the Quarterly Value Death Benefit (issued July 22, 2009 and after)	2.05%
VISC 2	Allianz Vision NY – Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.75%
VISC 3	Allianz Vision NY – Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin); Contract with the No Withdrawal Charge Option, the Quarterly Value Death Benefit and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.60%
VISC 4	Allianz Vision NY – Contract with the No Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.90%
VISC 5	Allianz Vision NY – Contract with the No Withdrawal Charge Option and Target Date Retirement Benefit	2.15%
VISC 7	Allianz Vision NY – Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin)	2.55%
VISC 8	Allianz Vision NY – Contract with the the No Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.85%
VISC 9	Allianz Vision NY – Contract with the No Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the No Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.70%
VISI 10	Allianz Vision NY –Contract with the Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.50%
VISI 11	Allianz Vision NY – Contract with joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.35%
VISI 12	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.65%
VISI 13	Allianz Vision NY – Contract with the Target Date 10 Benefit (issued January 26, 2009 and after)	1.95%
VISI 14	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.80%
VISI 2	Allianz Vision NY – Contract with the Quarterly Value Death Benefit	1.70%
VISI 3	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and the Target Date Retirement Benefit; Contract with single Lifetime Plus Payments under either the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.10%
VISI 4	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.40%
VISI 5	Allianz Vision NY – Contract with joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin); Contract with the Quarterly Value Death Benefit and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.25%
VISI 6	Allianz Vision NY – Contract with the Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.55%
VISI 7	Allianz Vision NY – Contract with the Target Date Retirement Benefit	1.80%

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

9

Key to Benefit Option*		M&E Charge
VISI 9	Allianz Vision NY – Contract with single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin)	2.20%
VISL 1	Allianz Vision NY – Contract with the Short Withdrawal Charge Option	1.65%
VISL 10	Allianz Vision NY – Contract with the the Short Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.75%
VISL 11	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.60%
VISL 12	Allianz Vision NY – Contract with the the Short Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin); Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	2.90%
VISL 13	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.20%
VISL 14	Allianz Vision NY – Contract with the Short Withdrawal Charge Option, the Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus 8 Benefit (issued January 26, 2009 and after)	3.05%
VISL 2	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and Quarterly Value Death Benefit	1.95%
VISL 3	Allianz Vision NY – Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and the Target Date Retirement Benefit; and Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.35%
VISL 4	Allianz Vision NY – Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and single Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.65%
VISL 5	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin); Contract the Short Withdrawal Charge Option, Quarterly Value Death Benefit and the Target Date 10 Benefit (issued January 26, 2009 and after)	2.50%
VISL 6	Allianz Vision NY – Contract with the Short Withdrawal Charge Option, Quarterly Value Death Benefit and joint Lifetime Plus Payments under the Lifetime Plus Benefit or the Lifetime Plus 8 Benefit (once payments begin)	2.80%
VISL 7	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and the Target Date Retirement Benefit	2.05%
VISL 9	Allianz Vision NY – Contract with the Short Withdrawal Charge Option and single Lifetime Plus Payments under the Lifetime Plus 8 Benefit (before payments begin)	2.45%
The following Investment Options commenced operations under this Contract after December 31, 2009. Therefore, no AUV information is shown for them: AZL Gateway Fund, AZL Mid Cap Index Fund, Fidelity VIP FundsManager 50% Portfolio, Fidelity VIP FundsManager 60% Portfolio, PIMCO EqS Pathfinder Portfolio.

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

10

(Number of Accumulation Units in thousands)

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Balanced Index Strategy Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.025 19
VISB 10 3.00%
                      12/31/2009              N/A              10.004 1
VISB 11 2.85%
                      12/31/2009              N/A              10.007 12
VISB 12 3.15%
                      12/31/2009              N/A              10.001 8
VISB 13 3.30%
                      12/31/2009              N/A              9.998 0
VISB 14 2.45%
                      12/31/2009              N/A              10.014 15
VISB 2  2.20%
                      12/31/2009              N/A              10.019 31
VISB 3  2.60%
                      12/31/2009              N/A              10.012 28
VISB 4  2.90%
                      12/31/2009              N/A              10.006 11
VISB 5  2.75%
                      12/31/2009              N/A              10.009 15
VISB 6  3.05%
                      12/31/2009              N/A              10.003 4
VISB 7  2.30%
                      12/31/2009              N/A              10.017 23
VISB 9  2.70%
                      12/31/2009              N/A              10.010 0
VISC 1  2.45%
                      12/31/2009              N/A              10.014 2
VISC 10 3.00
                      12/31/2009              N/A              10.004 0
VISC 11 2.30%
                      12/31/2009              N/A              10.017 0
VISC 12 3.15%
                      12/31/2009              N/A              10.001 0
VISC 14 1.75%
                      12/31/2009              N/A              10.028 0
VISC 15 2.05%
                      12/31/2009              N/A              10.022 0
VISC 2  2.75%
                      12/31/2009              N/A              10.009 0
VISC 3  2.60%
                      12/31/2009              N/A              10.012 0
VISC 4  2.90%
                      12/31/2009              N/A              10.006 0
VISC 5  2.15%
                      12/31/2009              N/A              10.020 2
VISC 7  2.55%
                      12/31/2009              N/A              10.013 0
VISC 8  2.85%
                      12/31/2009              N/A              10.007 0
VISC 9  2.70%
                      12/31/2009              N/A              10.010 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 10 2.50%
                      12/31/2009              N/A              10.013 8
VISI 11 2.35%
                      12/31/2009              N/A              10.016 33
VISI 12 2.65%
                      12/31/2009              N/A              10.011 13
VISI 13 1.95%
                      12/31/2009              N/A              10.024 41
VISI 14 2.80%
                      12/31/2009              N/A              10.008 0
VISI 2  1.70%
                      12/31/2009              N/A              10.029 50
VISI 3  2.10%
                      12/31/2009              N/A              10.021 50
VISI 4  2.40%
                      12/31/2009              N/A              10.015 21
VISI 5  2.25%
                      12/31/2009              N/A              10.018 85
VISI 6  2.55%
                      12/31/2009              N/A              10.013 10
VISI 7  1.80%
                      12/31/2009              N/A              10.027 69
VISI 9  2.20%
                      12/31/2009              N/A              10.019 0
VISL 1  1.65%
                      12/31/2009              N/A              10.030 9
VISL 10 2.75%
                      12/31/2009              N/A              10.009 15
VISL 11 2.60%
                      12/31/2009              N/A              10.012 0
VISL 12 2.90%
                      12/31/2009              N/A              10.006 0
VISL 13 2.20%
                      12/31/2009              N/A              10.019 2
VISL 14 3.05%
                      12/31/2009              N/A              10.003 0
VISL 2  1.95%
                      12/31/2009              N/A              10.024 11
VISL 3  2.35%
                      12/31/2009              N/A              10.016 47
VISL 4  2.65%
                      12/31/2009              N/A              10.011 0
VISL 5  2.50%
                      12/31/2009              N/A              10.013 7
VISL 6  2.80%
                      12/31/2009              N/A              10.008 0
VISL 7  2.05%
                      12/31/2009              N/A              10.022 12
VISL 9  2.45%
                      12/31/2009              N/A              10.014 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

11

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL BlackRock Capital Appreciation Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.936 6
                      12/31/2008              12.936              8.076 10
                      12/31/2009              8.076              10.733 20
VISB 10 3.00%
                      12/31/2008              N/A              7.756 0
                      12/31/2009              7.756              10.196 6
VISB 11 2.85%
                      12/31/2008              N/A              7.798 0
                      12/31/2009              7.798              10.267 13
VISB 12 3.15%
                      12/31/2008              N/A              7.714 0
                      12/31/2009              7.714              10.124 0
VISB 13 3.30%
                      12/31/2009              N/A              10.054 0
VISB 14 2.45%
                      12/31/2009              N/A              10.460 1
VISB 2  2.20%
                      12/31/2007              N/A              12.741 0
                      12/31/2008              12.741              7.930 1
                      12/31/2009              7.930              10.508 7
VISB 3  2.60%
                      12/31/2007              N/A              12.696 0
                      12/31/2008              12.696              7.870 1
                      12/31/2009              7.870              10.387 52
VISB 4  2.90%
                      12/31/2007              N/A              12.505 0
                      12/31/2008              12.505              7.729 2
                      12/31/2009              7.729              10.170 9
VISB 5  2.75%
                      12/31/2007              N/A              12.645 0
                      12/31/2008              12.645              7.827 1
                      12/31/2009              7.827              10.315 9
VISB 6  3.05%
                      12/31/2007              N/A              12.455 0
                      12/31/2008              12.455              7.686 0
                      12/31/2009              7.686              10.099 5
VISB 7  2.30%
                      12/31/2008              N/A              7.958 0
                      12/31/2009              7.958              10.534 7
VISB 9  2.70%
                      12/31/2008              N/A              7.842 0
                      12/31/2009              7.842              10.339 1
VISC 1  2.45%
                      12/31/2008              N/A              7.914 3
                      12/31/2009              7.914              10.460 3
VISC 10 3.00
                      12/31/2008              N/A              7.756 0
                      12/31/2009              7.756              10.196 0
VISC 11 2.30%
                      12/31/2009              N/A              10.534 0
VISC 12 3.15%
                      12/31/2009              N/A              10.124 0
VISC 14 1.75%
                      12/31/2009              N/A              10.809 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 15 2.05%
                      12/31/2009              N/A              10.658 0
VISC 2  2.75%
                      12/31/2008              N/A              7.827 0
                      12/31/2009              7.827              10.315 0
VISC 3  2.60%
                      12/31/2008              N/A              7.870 0
                      12/31/2009              7.870              10.387 0
VISC 4  2.90%
                      12/31/2008              N/A              7.784 0
                      12/31/2009              7.784              10.243 0
VISC 5  2.15%
                      12/31/2008              N/A              8.002 0
                      12/31/2009              8.002              10.609 0
VISC 7  2.55%
                      12/31/2008              N/A              7.885 0
                      12/31/2009              7.885              10.412 0
VISC 8  2.85%
                      12/31/2008              N/A              7.798 0
                      12/31/2009              7.798              10.267 0
VISC 9  2.70%
                      12/31/2008              N/A              7.842 0
                      12/31/2009              7.842              10.339 0
VISI 10 2.50%
                      12/31/2008              N/A              7.899 0
                      12/31/2009              7.899              10.436 0
VISI 11 2.35%
                      12/31/2008              N/A              7.943 0
                      12/31/2009              7.943              10.509 8
VISI 12 2.65%
                      12/31/2008              N/A              7.856 0
                      12/31/2009              7.856              10.363 0
VISI 13 1.95%
                      12/31/2009              N/A              10.708 45
VISI 14 2.80%
                      12/31/2009              N/A              10.291 0
VISI 2  1.70%
                      12/31/2007              N/A              13.005 0
                      12/31/2008              13.005              8.135 0
                      12/31/2009              8.135              10.834 18
VISI 3  2.10%
                      12/31/2007              N/A              12.867 0
                      12/31/2008              12.867              8.016 7
                      12/31/2009              8.016              10.633 77
VISI 4  2.40%
                      12/31/2007              N/A              12.764 0
                      12/31/2008              12.764              7.929 6
                      12/31/2009              7.929              10.485 24
VISI 5  2.25%
                      12/31/2007              N/A              12.815 0
                      12/31/2008              12.815              7.972 11
                      12/31/2009              7.972              10.559 22
VISI 6  2.55%
                      12/31/2007              N/A              12.713 0
                      12/31/2008              12.713              7.885 0
                      12/31/2009              7.885              10.412 1

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

12

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              8.106 5
                      12/31/2009              8.106              10.784 53
VISI 9  2.20%
                      12/31/2008              N/A              7.930 0
                      12/31/2009              7.930              10.508 7
VISL 1  1.65%
                      12/31/2007              N/A              13.023 1
                      12/31/2008              13.023              8.150 2
                      12/31/2009              8.150              10.859 18
VISL 10 2.75%
                      12/31/2008              N/A              7.827 0
                      12/31/2009              7.827              10.315 0
VISL 11 2.60%
                      12/31/2008              N/A              7.870 0
                      12/31/2009              7.870              10.387 0
VISL 12 2.90%
                      12/31/2008              N/A              7.784 0
                      12/31/2009              7.784              10.243 0
VISL 13 2.20%
                      12/31/2009              N/A              10.508 3
VISL 14 3.05%
                      12/31/2009              N/A              10.099 0
VISL 2  1.95%
                      12/31/2007              N/A              12.918 0
                      12/31/2008              12.918              8.061 0
                      12/31/2009              8.061              10.708 5
VISL 3  2.35%
                      12/31/2007              N/A              12.781 0
                      12/31/2008              12.781              7.943 1
                      12/31/2009              7.943              10.509 14
VISL 4  2.65%
                      12/31/2007              N/A              12.679 0
                      12/31/2008              12.679              7.856 0
                      12/31/2009              7.856              10.363 0
VISL 5  2.50%
                      12/31/2007              N/A              12.730 0
                      12/31/2008              12.730              7.899 2
                      12/31/2009              7.899              10.436 6
VISL 6  2.80%
                      12/31/2007              N/A              12.628 0
                      12/31/2008              12.628              7.813 9
                      12/31/2009              7.813              10.291 12
VISL 7  2.05%
                      12/31/2008              N/A              8.032 5
                      12/31/2009              8.032              10.658 6
VISL 9  2.45%
                      12/31/2008              N/A              7.914 0
                      12/31/2009              7.914              10.460 2
AZL Columbia Mid Cap Value Fund
VISB 1  1.90%
                      12/31/2007              N/A              10.233 0
                      12/31/2008              10.233              4.804 0
                      12/31/2009              4.804              6.236 4

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              4.665 0
                      12/31/2009              4.665              5.989 0
VISB 11 2.85%
                      12/31/2008              N/A              4.683 0
                      12/31/2009              4.683              6.022 0
VISB 12 3.15%
                      12/31/2008              N/A              4.646 0
                      12/31/2009              4.646              5.956 0
VISB 13 3.30%
                      12/31/2009              N/A              5.924 0
VISB 14 2.45%
                      12/31/2009              N/A              6.111 2
VISB 2  2.20%
                      12/31/2007              N/A              10.139 0
                      12/31/2008              10.139              4.746 1
                      12/31/2009              4.746              6.142 2
VISB 3  2.60%
                      12/31/2007              N/A              10.113 0
                      12/31/2008              10.113              4.715 5
                      12/31/2009              4.715              6.078 7
VISB 4  2.90%
                      12/31/2007              N/A              10.021 0
                      12/31/2008              10.021              4.658 1
                      12/31/2009              4.658              5.986 3
VISB 5  2.75%
                      12/31/2007              N/A              10.088 0
                      12/31/2008              10.088              4.696 2
                      12/31/2009              4.696              6.044 3
VISB 6  3.05%
                      12/31/2007              N/A              9.996 0
                      12/31/2008              9.996              4.639 0
                      12/31/2009              4.639              5.953 0
VISB 7  2.30%
                      12/31/2008              N/A              4.753 0
                      12/31/2009              4.753              6.145 0
VISB 9  2.70%
                      12/31/2008              N/A              4.702 0
                      12/31/2009              4.702              6.055 0
VISC 1  2.45%
                      12/31/2008              N/A              4.734 0
                      12/31/2009              4.734              6.111 0
VISC 10 3.00%
                      12/31/2008              N/A              4.665 0
                      12/31/2009              4.665              5.989 0
VISC 11 2.30%
                      12/31/2009              N/A              6.145 1
VISC 12 3.15%
                      12/31/2009              N/A              5.956 0
VISC 14 1.75%
                      12/31/2009              N/A              6.271 0
VISC 15 2.05%
                      12/31/2009              N/A              6.202 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

13

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              4.696 0
                      12/31/2009              4.696              6.044 0
VISC 3  2.60%
                      12/31/2008              N/A              4.715 0
                      12/31/2009              4.715              6.078 0
VISC 4  2.90%
                      12/31/2008              N/A              4.677 0
                      12/31/2009              4.677              6.011 0
VISC 5  2.15%
                      12/31/2008              N/A              4.772 0
                      12/31/2009              4.772              6.179 0
VISC 7  2.55%
                      12/31/2008              N/A              4.721 0
                      12/31/2009              4.721              6.089 0
VISC 8  2.85%
                      12/31/2008              N/A              4.683 0
                      12/31/2009              4.683              6.022 0
VISC 9  2.70%
                      12/31/2008              N/A              4.702 0
                      12/31/2009              4.702              6.055 0
VISI 10 2.50%
                      12/31/2008              N/A              4.727 0
                      12/31/2009              4.727              6.100 0
VISI 11 2.35%
                      12/31/2008              N/A              4.746 2
                      12/31/2009              4.746              6.134 6
VISI 12 2.65%
                      12/31/2008              N/A              4.708 0
                      12/31/2009              4.708              6.066 0
VISI 13 1.95%
                      12/31/2009              N/A              6.225 26
VISI 14 2.80%
                      12/31/2009              N/A              6.033 0
VISI 2  1.70%
                      12/31/2007              N/A              10.267 0
                      12/31/2008              10.267              4.830 0
                      12/31/2009              4.830              6.282 1
VISI 3  2.10%
                      12/31/2007              N/A              10.198 0
                      12/31/2008              10.198              4.778 13
                      12/31/2009              4.778              6.191 38
VISI 4  2.40%
                      12/31/2007              N/A              10.147 0
                      12/31/2008              10.147              4.740 11
                      12/31/2009              4.740              6.123 19
VISI 5  2.25%
                      12/31/2007              N/A              10.173 0
                      12/31/2008              10.173              4.759 2
                      12/31/2009              4.759              6.156 3
VISI 6  2.55%
                      12/31/2007              N/A              10.122 0
                      12/31/2008              10.122              4.721 0
                      12/31/2009              4.721              6.089 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              4.817 7
                      12/31/2009              4.817              6.259 25
VISI 9  2.20%
                      12/31/2008              N/A              4.746 0
                      12/31/2009              4.746              6.142 0
VISL 1  1.65%
                      12/31/2007              N/A              10.276 2
                      12/31/2008              10.276              4.836 5
                      12/31/2009              4.836              6.294 3
VISL 10 2.75%
                      12/31/2008              N/A              4.696 0
                      12/31/2009              4.696              6.044 0
VISL 11 2.60%
                      12/31/2008              N/A              4.715 0
                      12/31/2009              4.715              6.078 0
VISL 12 2.90%
                      12/31/2008              N/A              4.677 12
                      12/31/2009              4.677              6.011 13
VISL 13 2.20%
                      12/31/2009              N/A              6.142 3
VISL 14 3.05%
                      12/31/2009              N/A              5.953 0
VISL 2  1.95%
                      12/31/2007              N/A              10.224 0
                      12/31/2008              10.224              4.798 3
                      12/31/2009              4.798              6.225 5
VISL 3  2.35%
                      12/31/2007              N/A              10.156 0
                      12/31/2008              10.156              4.746 9
                      12/31/2009              4.746              6.134 12
VISL 4  2.65%
                      12/31/2007              N/A              10.105 0
                      12/31/2008              10.105              4.708 0
                      12/31/2009              4.708              6.066 0
VISL 5  2.50%
                      12/31/2007              N/A              10.130 0
                      12/31/2008              10.130              4.727 3
                      12/31/2009              4.727              6.100 6
VISL 6  2.80%
                      12/31/2007              N/A              10.079 0
                      12/31/2008              10.079              4.689 1
                      12/31/2009              4.689              6.033 3
VISL 7  2.05%
                      12/31/2008              N/A              4.785 1
                      12/31/2009              4.785              6.202 3
VISL 9  2.45%
                      12/31/2008              N/A              4.734 0
                      12/31/2009              4.734              6.111 2

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

14

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL Columbia Small Cap Value Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.213 0
                      12/31/2008              12.213              8.138 0
                      12/31/2009              8.138              9.956 0
VISB 10 3.00%
                      12/31/2008              N/A              7.730 0
                      12/31/2009              7.730              9.354 1
VISB 11 2.85%
                      12/31/2008              N/A              7.784 0
                      12/31/2009              7.784              9.434 5
VISB 12 3.15%
                      12/31/2008              N/A              7.676 0
                      12/31/2009              7.676              9.275 0
VISB 13 3.30%
                      12/31/2009              N/A              9.197 0
VISB 14 2.45%
                      12/31/2009              N/A              9.650 0
VISB 2  2.20%
                      12/31/2007              N/A              11.957 0
                      12/31/2008              11.957              7.943 2
                      12/31/2009              7.943              9.689 2
VISB 3  2.60%
                      12/31/2007              N/A              11.903 0
                      12/31/2008              11.903              7.876 9
                      12/31/2009              7.876              9.568 2
VISB 4  2.90%
                      12/31/2007              N/A              11.654 0
                      12/31/2008              11.654              7.688 1
                      12/31/2009              7.688              9.312 1
VISB 5  2.75%
                      12/31/2007              N/A              11.838 0
                      12/31/2008              11.838              7.821 1
                      12/31/2009              7.821              9.487 2
VISB 6  3.05%
                      12/31/2007              N/A              11.591 0
                      12/31/2008              11.591              7.634 0
                      12/31/2009              7.634              9.233 0
VISB 7  2.30%
                      12/31/2008              N/A              7.987 0
                      12/31/2009              7.987              9.733 0
VISB 9  2.70%
                      12/31/2008              N/A              7.839 0
                      12/31/2009              7.839              9.514 0
VISC 1  2.45%
                      12/31/2008              N/A              7.931 0
                      12/31/2009              7.931              9.650 0
VISC 10 3.00
                      12/31/2008              N/A              7.730 0
                      12/31/2009              7.730              9.354 0
VISC 11 2.30%
                      12/31/2009              N/A              9.733 1
VISC 12 3.15%
                      12/31/2009              N/A              9.275 0
VISC 14 1.75%
                      12/31/2009              N/A              10.033 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 15 2.05%
                      12/31/2009              N/A              9.872 0
VISC 2  2.75%
                      12/31/2008              N/A              7.821 0
                      12/31/2009              7.821              9.487 0
VISC 3  2.60%
                      12/31/2008              N/A              7.876 0
                      12/31/2009              7.876              9.568 0
VISC 4  2.90%
                      12/31/2008              N/A              7.766 0
                      12/31/2009              7.766              9.407 0
VISC 5  2.15%
                      12/31/2008              N/A              8.043 0
                      12/31/2009              8.043              9.816 1
VISC 7  2.55%
                      12/31/2008              N/A              7.894 0
                      12/31/2009              7.894              9.596 0
VISC 8  2.85%
                      12/31/2008              N/A              7.784 0
                      12/31/2009              7.784              9.434 0
VISC 9  2.70%
                      12/31/2008              N/A              7.839 0
                      12/31/2009              7.839              9.514 0
VISI 10 2.50%
                      12/31/2008              N/A              7.913 0
                      12/31/2009              7.913              9.623 1
VISI 11 2.35%
                      12/31/2008              N/A              7.968 0
                      12/31/2009              7.968              9.705 2
VISI 12 2.65%
                      12/31/2008              N/A              7.857 0
                      12/31/2009              7.857              9.541 0
VISI 13 1.95%
                      12/31/2009              N/A              9.928 17
VISI 14 2.80%
                      12/31/2009              N/A              9.460 0
VISI 2  1.70%
                      12/31/2007              N/A              12.303 0
                      12/31/2008              12.303              8.214 0
                      12/31/2009              8.214              10.070 4
VISI 3  2.10%
                      12/31/2007              N/A              12.124 0
                      12/31/2008              12.124              8.062 7
                      12/31/2009              8.062              9.844 23
VISI 4  2.40%
                      12/31/2007              N/A              11.991 0
                      12/31/2008              11.991              7.950 1
                      12/31/2009              7.950              9.678 1
VISI 5  2.25%
                      12/31/2007              N/A              12.057 0
                      12/31/2008              12.057              8.006 0
                      12/31/2009              8.006              9.760 1
VISI 6  2.55%
                      12/31/2007              N/A              11.925 0
                      12/31/2008              11.925              7.894 0
                      12/31/2009              7.894              9.596 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

15

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              8.176 4
                      12/31/2009              8.176              10.013 14
VISI 9  2.20%
                      12/31/2008              N/A              7.943 0
                      12/31/2009              7.943              9.689 0
VISL 1  1.65%
                      12/31/2007              N/A              12.326 0
                      12/31/2008              12.326              8.233 0
                      12/31/2009              8.233              10.098 2
VISL 10 2.75%
                      12/31/2008              N/A              7.821 0
                      12/31/2009              7.821              9.487 0
VISL 11 2.60%
                      12/31/2008              N/A              7.876 0
                      12/31/2009              7.876              9.568 0
VISL 12 2.90%
                      12/31/2008              N/A              7.766 0
                      12/31/2009              7.766              9.407 0
VISL 13 2.20%
                      12/31/2009              N/A              9.689 16
VISL 14 3.05%
                      12/31/2009              N/A              9.233 0
VISL 2  1.95%
                      12/31/2007              N/A              12.191 0
                      12/31/2008              12.191              8.119 0
                      12/31/2009              8.119              9.928 0
VISL 3  2.35%
                      12/31/2007              N/A              12.013 0
                      12/31/2008              12.013              7.968 0
                      12/31/2009              7.968              9.705 4
VISL 4  2.65%
                      12/31/2007              N/A              11.881 0
                      12/31/2008              11.881              7.857 0
                      12/31/2009              7.857              9.541 0
VISL 5  2.50%
                      12/31/2007              N/A              11.947 0
                      12/31/2008              11.947              7.913 0
                      12/31/2009              7.913              9.623 0
VISL 6  2.80%
                      12/31/2007              N/A              11.816 0
                      12/31/2008              11.816              7.802 0
                      12/31/2009              7.802              9.460 0
VISL 7  2.05%
                      12/31/2008              N/A              8.081 2
                      12/31/2009              8.081              9.872 8
VISL 9  2.45%
                      12/31/2008              N/A              7.931 0
                      12/31/2009              7.931              9.650 0
AZL Davis NY Venture Fund
VISB 1  1.90%
                      12/31/2007              N/A              13.143 8
                      12/31/2008              13.143              7.672 11
                      12/31/2009              7.672              9.924 15

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              7.091 0
                      12/31/2009              7.091              9.072 0
VISB 11 2.85%
                      12/31/2008              N/A              7.167 0
                      12/31/2009              7.167              9.183 4
VISB 12 3.15%
                      12/31/2008              N/A              7.015 0
                      12/31/2009              7.015              8.962 0
VISB 13 3.30%
                      12/31/2009              N/A              8.853 0
VISB 14 2.45%
                      12/31/2009              N/A              9.488 7
VISB 2  2.20%
                      12/31/2007              N/A              12.677 1
                      12/31/2008              12.677              7.378 4
                      12/31/2009              7.378              9.515 4
VISB 3  2.60%
                      12/31/2007              N/A              12.588 0
                      12/31/2008              12.588              7.297 30
                      12/31/2009              7.297              9.373 25
VISB 4  2.90%
                      12/31/2007              N/A              12.142 0
                      12/31/2008              12.142              7.017 4
                      12/31/2009              7.017              8.986 5
VISB 5  2.75%
                      12/31/2007              N/A              12.472 0
                      12/31/2008              12.472              7.219 3
                      12/31/2009              7.219              9.259 5
VISB 6  3.05%
                      12/31/2007              N/A              12.030 0
                      12/31/2008              12.030              6.942 0
                      12/31/2009              6.942              8.877 1
VISB 7  2.30%
                      12/31/2008              N/A              7.456 9
                      12/31/2009              7.456              9.605 9
VISB 9  2.70%
                      12/31/2008              N/A              7.245 2
                      12/31/2009              7.245              9.296 2
VISC 1  2.45%
                      12/31/2008              N/A              7.376 3
                      12/31/2009              7.376              9.488 3
VISC 10 3.00
                      12/31/2008              N/A              7.091 0
                      12/31/2009              7.091              9.072 0
VISC 11 2.30%
                      12/31/2009              N/A              9.605 2
VISC 12 3.15%
                      12/31/2009              N/A              8.962 0
VISC 14 1.75%
                      12/31/2009              N/A              10.039 0
VISC 15 2.05%
                      12/31/2009              N/A              9.804 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

16

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              7.219 0
                      12/31/2009              7.219              9.259 0
VISC 3  2.60%
                      12/31/2008              N/A              7.297 0
                      12/31/2009              7.297              9.373 0
VISC 4  2.90%
                      12/31/2008              N/A              7.142 0
                      12/31/2009              7.142              9.146 0
VISC 5  2.15%
                      12/31/2008              N/A              7.536 0
                      12/31/2009              7.536              9.724 1
VISC 7  2.55%
                      12/31/2008              N/A              7.323 0
                      12/31/2009              7.323              9.411 0
VISC 8  2.85%
                      12/31/2008              N/A              7.167 0
                      12/31/2009              7.167              9.183 0
VISC 9  2.70%
                      12/31/2008              N/A              7.245 0
                      12/31/2009              7.245              9.296 0
VISI 10 2.50%
                      12/31/2008              N/A              7.349 7
                      12/31/2009              7.349              9.450 8
VISI 11 2.35%
                      12/31/2008              N/A              7.429 3
                      12/31/2009              7.429              9.566 9
VISI 12 2.65%
                      12/31/2008              N/A              7.271 0
                      12/31/2009              7.271              9.334 0
VISI 13 1.95%
                      12/31/2009              N/A              9.884 28
VISI 14 2.80%
                      12/31/2009              N/A              9.221 0
VISI 2  1.70%
                      12/31/2007              N/A              13.306 1
                      12/31/2008              13.306              7.783 6
                      12/31/2009              7.783              10.088 14
VISI 3  2.10%
                      12/31/2007              N/A              12.982 0
                      12/31/2008              12.982              7.563 29
                      12/31/2009              7.563              9.763 69
VISI 4  2.40%
                      12/31/2007              N/A              12.744 0
                      12/31/2008              12.744              7.402 14
                      12/31/2009              7.402              9.527 24
VISI 5  2.25%
                      12/31/2007              N/A              12.863 0
                      12/31/2008              12.863              7.482 3
                      12/31/2009              7.482              9.644 8
VISI 6  2.55%
                      12/31/2007              N/A              12.627 0
                      12/31/2008              12.627              7.323 0
                      12/31/2009              7.323              9.411 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              7.728 13
                      12/31/2009              7.728              10.006 54
VISI 9  2.20%
                      12/31/2008              N/A              7.378 0
                      12/31/2009              7.378              9.515 2
VISL 1  1.65%
                      12/31/2007              N/A              13.347 8
                      12/31/2008              13.347              7.811 14
                      12/31/2009              7.811              10.129 8
VISL 10 2.75%
                      12/31/2008              N/A              7.219 0
                      12/31/2009              7.219              9.259 2
VISL 11 2.60%
                      12/31/2008              N/A              7.297 0
                      12/31/2009              7.297              9.373 0
VISL 12 2.90%
                      12/31/2008              N/A              7.142 3
                      12/31/2009              7.142              9.146 3
VISL 13 2.20%
                      12/31/2009              N/A              9.515 4
VISL 14 3.05%
                      12/31/2009              N/A              8.877 0
VISL 2  1.95%
                      12/31/2007              N/A              13.103 0
                      12/31/2008              13.103              7.645 1
                      12/31/2009              7.645              9.884 3
VISL 3  2.35%
                      12/31/2007              N/A              12.784 0
                      12/31/2008              12.784              7.429 28
                      12/31/2009              7.429              9.566 35
VISL 4  2.65%
                      12/31/2007              N/A              12.549 0
                      12/31/2008              12.549              7.271 3
                      12/31/2009              7.271              9.334 3
VISL 5  2.50%
                      12/31/2007              N/A              12.666 0
                      12/31/2008              12.666              7.349 12
                      12/31/2009              7.349              9.450 25
VISL 6  2.80%
                      12/31/2007              N/A              12.434 0
                      12/31/2008              12.434              7.193 23
                      12/31/2009              7.193              9.221 24
VISL 7  2.05%
                      12/31/2008              N/A              7.591 9
                      12/31/2009              7.591              9.804 14
VISL 9  2.45%
                      12/31/2008              N/A              7.376 3
                      12/31/2009              7.376              9.488 8
AZL Dreyfus Equity Growth Fund
VISB 1  1.90%
                      12/31/2007              N/A              11.176 0
                      12/31/2008              11.176              6.400 0
                      12/31/2009              6.400              8.463 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

17

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              5.916 0
                      12/31/2009              5.916              7.736 0
VISB 11 2.85%
                      12/31/2008              N/A              5.979 0
                      12/31/2009              5.979              7.831 0
VISB 12 3.15%
                      12/31/2008              N/A              5.852 0
                      12/31/2009              5.852              7.642 0
VISB 13 3.30%
                      12/31/2009              N/A              7.549 0
VISB 14 2.45%
                      12/31/2009              N/A              8.091 4
VISB 2  2.20%
                      12/31/2007              N/A              10.780 0
                      12/31/2008              10.780              6.155 3
                      12/31/2009              6.155              8.114 14
VISB 3  2.60%
                      12/31/2007              N/A              10.704 0
                      12/31/2008              10.704              6.087 1
                      12/31/2009              6.087              7.992 2
VISB 4  2.90%
                      12/31/2007              N/A              10.325 0
                      12/31/2008              10.325              5.854 0
                      12/31/2009              5.854              7.663 1
VISB 5  2.75%
                      12/31/2007              N/A              10.606 0
                      12/31/2008              10.606              6.022 1
                      12/31/2009              6.022              7.895 3
VISB 6  3.05%
                      12/31/2007              N/A              10.230 0
                      12/31/2008              10.230              5.791 0
                      12/31/2009              5.791              7.570 0
VISB 7  2.30%
                      12/31/2008              N/A              6.219 0
                      12/31/2009              6.219              8.191 0
VISB 9  2.70%
                      12/31/2008              N/A              6.044 0
                      12/31/2009              6.044              7.927 0
VISC 1  2.45%
                      12/31/2008              N/A              6.153 5
                      12/31/2009              6.153              8.091 4
VISC 10 3.00
                      12/31/2008              N/A              5.916 0
                      12/31/2009              5.916              7.736 0
VISC 11 2.30%
                      12/31/2009              N/A              8.191 0
VISC 12 3.15%
                      12/31/2009              N/A              7.642 0
VISC 14 1.75%
                      12/31/2009              N/A              8.560 1
VISC 15 2.05%
                      12/31/2009              N/A              8.360 0
VISC 2  2.75%
                      12/31/2008              N/A              6.022 0
                      12/31/2009              6.022              7.895 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2008              N/A              6.087 0
                      12/31/2009              6.087              7.992 0
VISC 4  2.90%
                      12/31/2008              N/A              5.958 0
                      12/31/2009              5.958              7.799 0
VISC 5  2.15%
                      12/31/2008              N/A              6.287 0
                      12/31/2009              6.287              8.292 0
VISC 7  2.55%
                      12/31/2008              N/A              6.109 0
                      12/31/2009              6.109              8.025 0
VISC 8  2.85%
                      12/31/2008              N/A              5.979 0
                      12/31/2009              5.979              7.831 0
VISC 9  2.70%
                      12/31/2008              N/A              6.044 0
                      12/31/2009              6.044              7.927 0
VISI 10 2.50%
                      12/31/2008              N/A              6.131 0
                      12/31/2009              6.131              8.058 0
VISI 11 2.35%
                      12/31/2008              N/A              6.197 0
                      12/31/2009              6.197              8.157 0
VISI 12 2.65%
                      12/31/2008              N/A              6.065 0
                      12/31/2009              6.065              7.960 0
VISI 13 1.95%
                      12/31/2009              N/A              8.428 7
VISI 14 2.80%
                      12/31/2009              N/A              7.863 0
VISI 2  1.70%
                      12/31/2007              N/A              11.315 0
                      12/31/2008              11.315              6.493 1
                      12/31/2009              6.493              8.602 1
VISI 3  2.10%
                      12/31/2007              N/A              11.039 0
                      12/31/2008              11.039              6.309 0
                      12/31/2009              6.309              8.326 2
VISI 4  2.40%
                      12/31/2007              N/A              10.837 0
                      12/31/2008              10.837              6.175 2
                      12/31/2009              6.175              8.124 2
VISI 5  2.25%
                      12/31/2007              N/A              10.938 0
                      12/31/2008              10.938              6.242 2
                      12/31/2009              6.242              8.224 5
VISI 6  2.55%
                      12/31/2007              N/A              10.737 0
                      12/31/2008              10.737              6.109 0
                      12/31/2009              6.109              8.025 0
VISI 7  1.80%
                      12/31/2008              N/A              6.447 2
                      12/31/2009              6.447              8.532 3

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

18

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              6.155 0
                      12/31/2009              6.155              8.114 0
VISL 1  1.65%
                      12/31/2007              N/A              11.350 0
                      12/31/2008              11.350              6.516 1
                      12/31/2009              6.516              8.637 1
VISL 10 2.75%
                      12/31/2008              N/A              6.022 0
                      12/31/2009              6.022              7.895 0
VISL 11 2.60%
                      12/31/2008              N/A              6.087 0
                      12/31/2009              6.087              7.992 0
VISL 12 2.90%
                      12/31/2008              N/A              5.958 0
                      12/31/2009              5.958              7.799 0
VISL 13 2.20%
                      12/31/2009              N/A              8.114 1
VISL 14 3.05%
                      12/31/2009              N/A              7.570 0
VISL 2  1.95%
                      12/31/2007              N/A              11.142 0
                      12/31/2008              11.142              6.377 1
                      12/31/2009              6.377              8.428 0
VISL 3  2.35%
                      12/31/2007              N/A              10.870 0
                      12/31/2008              10.870              6.197 3
                      12/31/2009              6.197              8.157 6
VISL 4  2.65%
                      12/31/2007              N/A              10.671 0
                      12/31/2008              10.671              6.065 0
                      12/31/2009              6.065              7.960 0
VISL 5  2.50%
                      12/31/2007              N/A              10.770 0
                      12/31/2008              10.770              6.131 0
                      12/31/2009              6.131              8.058 0
VISL 6  2.80%
                      12/31/2007              N/A              10.573 0
                      12/31/2008              10.573              6.000 0
                      12/31/2009              6.000              7.863 0
VISL 7  2.05%
                      12/31/2008              N/A              6.332 3
                      12/31/2009              6.332              8.360 2
VISL 9  2.45%
                      12/31/2008              N/A              6.153 2
                      12/31/2009              6.153              8.091 4
AZL Eaton Vance Large Cap Value Fund
VISB 1  1.90%
                      12/31/2007              N/A              11.979 0
                      12/31/2008              11.979              7.500 2
                      12/31/2009              7.500              9.312 2
VISB 10 3.00%
                      12/31/2008              N/A              6.893 0
                      12/31/2009              6.893              8.464 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 11 2.85%
                      12/31/2008              N/A              6.973 0
                      12/31/2009              6.973              8.575 0
VISB 12 3.15%
                      12/31/2008              N/A              6.814 0
                      12/31/2009              6.814              8.354 0
VISB 13 3.30%
                      12/31/2009              N/A              8.246 0
VISB 14 2.45%
                      12/31/2009              N/A              8.878 1
VISB 2  2.20%
                      12/31/2007              N/A              11.518 0
                      12/31/2008              11.518              7.190 2
                      12/31/2009              7.190              8.900 2
VISB 3  2.60%
                      12/31/2007              N/A              11.432 0
                      12/31/2008              11.432              7.108 0
                      12/31/2009              7.108              8.763 1
VISB 4  2.90%
                      12/31/2007              N/A              10.993 0
                      12/31/2008              10.993              6.814 0
                      12/31/2009              6.814              8.375 0
VISB 5  2.75%
                      12/31/2007              N/A              11.318 0
                      12/31/2008              11.318              7.027 1
                      12/31/2009              7.027              8.649 1
VISB 6  3.05%
                      12/31/2007              N/A              10.883 0
                      12/31/2008              10.883              6.736 0
                      12/31/2009              6.736              8.267 0
VISB 7  2.30%
                      12/31/2008              N/A              7.274 0
                      12/31/2009              7.274              8.994 0
VISB 9  2.70%
                      12/31/2008              N/A              7.054 0
                      12/31/2009              7.054              8.687 0
VISC 1  2.45%
                      12/31/2008              N/A              7.190 0
                      12/31/2009              7.190              8.878 0
VISC 10 3.00
                      12/31/2008              N/A              6.893 0
                      12/31/2009              6.893              8.464 0
VISC 11 2.30%
                      12/31/2009              N/A              8.994 0
VISC 12 3.15%
                      12/31/2009              N/A              8.354 0
VISC 14 1.75%
                      12/31/2009              N/A              9.426 0
VISC 15 2.05%
                      12/31/2009              N/A              9.191 0
VISC 2  2.75%
                      12/31/2008              N/A              7.026 0
                      12/31/2009              7.026              8.649 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

19

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2008              N/A              7.108 0
                      12/31/2009              7.108              8.763 0
VISC 4  2.90%
                      12/31/2008              N/A              6.946 0
                      12/31/2009              6.946              8.538 0
VISC 5  2.15%
                      12/31/2008              N/A              7.358 0
                      12/31/2009              7.358              9.112 0
VISC 7  2.55%
                      12/31/2008              N/A              7.135 0
                      12/31/2009              7.135              8.801 0
VISC 8  2.85%
                      12/31/2008              N/A              6.973 0
                      12/31/2009              6.973              8.575 0
VISC 9  2.70%
                      12/31/2008              N/A              7.054 0
                      12/31/2009              7.054              8.687 0
VISI 10 2.50%
                      12/31/2008              N/A              7.163 0
                      12/31/2009              7.163              8.839 1
VISI 11 2.35%
                      12/31/2008              N/A              7.246 0
                      12/31/2009              7.246              8.955 2
VISI 12 2.65%
                      12/31/2008              N/A              7.081 0
                      12/31/2009              7.081              8.725 0
VISI 13 1.95%
                      12/31/2009              N/A              9.271 3
VISI 14 2.80%
                      12/31/2009              N/A              8.612 0
VISI 2  1.70%
                      12/31/2007              N/A              12.140 0
                      12/31/2008              12.140              7.616 0
                      12/31/2009              7.616              9.475 0
VISI 3  2.10%
                      12/31/2007              N/A              11.820 0
                      12/31/2008              11.820              7.386 19
                      12/31/2009              7.386              9.151 43
VISI 4  2.40%
                      12/31/2007              N/A              11.586 0
                      12/31/2008              11.586              7.218 1
                      12/31/2009              7.218              8.916 1
VISI 5  2.25%
                      12/31/2007              N/A              11.703 0
                      12/31/2008              11.703              7.301 7
                      12/31/2009              7.301              9.033 10
VISI 6  2.55%
                      12/31/2007              N/A              11.471 0
                      12/31/2008              11.471              7.135 0
                      12/31/2009              7.135              8.801 0
VISI 7  1.80%
                      12/31/2008              N/A              7.558 5
                      12/31/2009              7.558              9.393 17

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              7.190 0
                      12/31/2009              7.190              8.900 0
VISL 1  1.65%
                      12/31/2007              N/A              12.181 0
                      12/31/2008              12.181              7.646 0
                      12/31/2009              7.646              9.516 2
VISL 10 2.75%
                      12/31/2008              N/A              7.026 0
                      12/31/2009              7.026              8.649 0
VISL 11 2.60%
                      12/31/2008              N/A              7.108 0
                      12/31/2009              7.108              8.763 0
VISL 12 2.90%
                      12/31/2008              N/A              6.946 0
                      12/31/2009              6.946              8.538 0
VISL 13 2.20%
                      12/31/2009              N/A              8.900 0
VISL 14 3.05%
                      12/31/2009              N/A              8.267 0
VISL 2  1.95%
                      12/31/2007              N/A              11.939 0
                      12/31/2008              11.939              7.472 1
                      12/31/2009              7.472              9.271 2
VISL 3  2.35%
                      12/31/2007              N/A              11.625 0
                      12/31/2008              11.625              7.246 3
                      12/31/2009              7.246              8.955 4
VISL 4  2.65%
                      12/31/2007              N/A              11.394 0
                      12/31/2008              11.394              7.081 0
                      12/31/2009              7.081              8.725 0
VISL 5  2.50%
                      12/31/2007              N/A              11.509 0
                      12/31/2008              11.509              7.163 2
                      12/31/2009              7.163              8.839 3
VISL 6  2.80%
                      12/31/2007              N/A              11.281 0
                      12/31/2008              11.281              7.000 0
                      12/31/2009              7.000              8.612 0
VISL 7  2.05%
                      12/31/2008              N/A              7.414 0
                      12/31/2009              7.414              9.191 1
VISL 9  2.45%
                      12/31/2008              N/A              7.190 0
                      12/31/2009              7.190              8.878 1
AZL Franklin Small Cap Value Fund
VISB 1  1.90%
                      12/31/2007              N/A              17.081 0
                      12/31/2008              17.081              11.106 3
                      12/31/2009              11.106              14.233 7
VISB 10 3.00%
                      12/31/2008              N/A              10.434 1
                      12/31/2009              10.434              13.225 1

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

20

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 11 2.85%
                      12/31/2008              N/A              10.523 0
                      12/31/2009              10.523              13.358 2
VISB 12 3.15%
                      12/31/2008              N/A              10.345 0
                      12/31/2009              10.345              13.093 0
VISB 13 3.30%
                      12/31/2009              N/A              12.963 0
VISB 14 2.45%
                      12/31/2009              N/A              13.720 5
VISB 2  2.20%
                      12/31/2007              N/A              16.623 0
                      12/31/2008              16.623              10.775 1
                      12/31/2009              10.775              13.768 2
VISB 3  2.60%
                      12/31/2007              N/A              16.532 0
                      12/31/2008              16.532              10.673 12
                      12/31/2009              10.673              13.583 4
VISB 4  2.90%
                      12/31/2007              N/A              16.088 0
                      12/31/2008              16.088              10.356 2
                      12/31/2009              10.356              13.139 2
VISB 5  2.75%
                      12/31/2007              N/A              16.416 0
                      12/31/2008              16.416              10.583 0
                      12/31/2009              10.583              13.448 1
VISB 6  3.05%
                      12/31/2007              N/A              15.975 0
                      12/31/2008              15.975              10.268 1
                      12/31/2009              10.268              13.008 0
VISB 7  2.30%
                      12/31/2008              N/A              10.857 7
                      12/31/2009              10.857              13.858 5
VISB 9  2.70%
                      12/31/2008              N/A              10.613 0
                      12/31/2009              10.613              13.493 1
VISC 1  2.45%
                      12/31/2008              N/A              10.765 2
                      12/31/2009              10.765              13.720 2
VISC 10 3.00
                      12/31/2008              N/A              10.434 0
                      12/31/2009              10.434              13.225 0
VISC 11 2.30%
                      12/31/2009              N/A              13.858 0
VISC 12 3.15%
                      12/31/2009              N/A              13.093 0
VISC 14 1.75%
                      12/31/2009              N/A              14.365 0
VISC 15 2.05%
                      12/31/2009              N/A              14.091 0
VISC 2  2.75%
                      12/31/2008              N/A              10.583 0
                      12/31/2009              10.583              13.448 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2008              N/A              10.673 0
                      12/31/2009              10.673              13.583 0
VISC 4  2.90%
                      12/31/2008              N/A              10.493 0
                      12/31/2009              10.493              13.314 0
VISC 5  2.15%
                      12/31/2008              N/A              10.950 0
                      12/31/2009              10.950              13.998 1
VISC 7  2.55%
                      12/31/2008              N/A              10.704 0
                      12/31/2009              10.704              13.629 0
VISC 8  2.85%
                      12/31/2008              N/A              10.523 0
                      12/31/2009              10.523              13.358 0
VISC 9  2.70%
                      12/31/2008              N/A              10.613 0
                      12/31/2009              10.613              13.493 0
VISI 10 2.50%
                      12/31/2008              N/A              10.734 1
                      12/31/2009              10.734              13.674 0
VISI 11 2.35%
                      12/31/2008              N/A              10.826 1
                      12/31/2009              10.826              13.812 1
VISI 12 2.65%
                      12/31/2008              N/A              10.643 0
                      12/31/2009              10.643              13.538 0
VISI 13 1.95%
                      12/31/2009              N/A              14.186 14
VISI 14 2.80%
                      12/31/2009              N/A              13.403 0
VISI 2  1.70%
                      12/31/2007              N/A              17.242 1
                      12/31/2008              17.242              11.233 2
                      12/31/2009              11.233              14.425 3
VISI 3  2.10%
                      12/31/2007              N/A              16.923 0
                      12/31/2008              16.923              10.981 17
                      12/31/2009              10.981              14.044 28
VISI 4  2.40%
                      12/31/2007              N/A              16.687 0
                      12/31/2008              16.687              10.795 5
                      12/31/2009              10.795              13.766 6
VISI 5  2.25%
                      12/31/2007              N/A              16.804 0
                      12/31/2008              16.804              10.888 6
                      12/31/2009              10.888              13.904 8
VISI 6  2.55%
                      12/31/2007              N/A              16.570 0
                      12/31/2008              16.570              10.704 1
                      12/31/2009              10.704              13.629 1
VISI 7  1.80%
                      12/31/2008              N/A              11.169 29
                      12/31/2009              11.169              14.329 41

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

21

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              10.775 0
                      12/31/2009              10.775              13.768 3
VISL 1  1.65%
                      12/31/2007              N/A              17.282 1
                      12/31/2008              17.282              11.265 5
                      12/31/2009              11.265              14.473 5
VISL 10 2.75%
                      12/31/2008              N/A              10.583 0
                      12/31/2009              10.583              13.448 0
VISL 11 2.60%
                      12/31/2008              N/A              10.673 0
                      12/31/2009              10.673              13.583 0
VISL 12 2.90%
                      12/31/2008              N/A              10.493 1
                      12/31/2009              10.493              13.314 1
VISL 13 2.20%
                      12/31/2009              N/A              13.768 0
VISL 14 3.05%
                      12/31/2009              N/A              13.008 0
VISL 2  1.95%
                      12/31/2007              N/A              17.042 0
                      12/31/2008              17.042              11.075 2
                      12/31/2009              11.075              14.186 2
VISL 3  2.35%
                      12/31/2007              N/A              16.726 0
                      12/31/2008              16.726              10.826 3
                      12/31/2009              10.826              13.812 4
VISL 4  2.65%
                      12/31/2007              N/A              16.493 0
                      12/31/2008              16.493              10.643 3
                      12/31/2009              10.643              13.538 5
VISL 5  2.50%
                      12/31/2007              N/A              16.609 0
                      12/31/2008              16.609              10.734 2
                      12/31/2009              10.734              13.674 2
VISL 6  2.80%
                      12/31/2007              N/A              16.378 0
                      12/31/2008              16.378              10.553 1
                      12/31/2009              10.553              13.403 2
VISL 7  2.05%
                      12/31/2008              N/A              11.012 1
                      12/31/2009              11.012              14.091 3
VISL 9  2.45%
                      12/31/2008              N/A              10.765 1
                      12/31/2009              10.765              13.720 3
AZL Franklin Templeton Founding Strategy Plus Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.208 0
VISB 10 3.00%
                      12/31/2009              N/A              10.187 0
VISB 11 2.85%
                      12/31/2009              N/A              10.189 0
VISB 12 3.15%
                      12/31/2009              N/A              10.184 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 13 3.30%
                      12/31/2009              N/A              10.181 0
VISB 14 2.45%
                      12/31/2009              N/A              10.197 0
VISB 2  2.20%
                      12/31/2009              N/A              10.202 0
VISB 3  2.60%
                      12/31/2009              N/A              10.194 0
VISB 4  2.90%
                      12/31/2009              N/A              10.189 0
VISB 5  2.75%
                      12/31/2009              N/A              10.191 0
VISB 6  3.05%
                      12/31/2009              N/A              10.186 0
VISB 7  2.30%
                      12/31/2009              N/A              10.200 0
VISB 9  2.70%
                      12/31/2009              N/A              10.192 0
VISC 1  2.45%
                      12/31/2009              N/A              10.197 0
VISC 10 3.00
                      12/31/2009              N/A              10.187 0
VISC 11 2.30%
                      12/31/2009              N/A              10.200 0
VISC 12 3.15%
                      12/31/2009              N/A              10.184 0
VISC 14 1.75%
                      12/31/2009              N/A              10.211 0
VISC 15 2.05%
                      12/31/2009              N/A              10.205 0
VISC 2  2.75%
                      12/31/2009              N/A              10.191 0
VISC 3  2.60%
                      12/31/2009              N/A              10.194 0
VISC 4  2.90%
                      12/31/2009              N/A              10.189 0
VISC 5  2.15%
                      12/31/2009              N/A              10.203 0
VISC 7  2.55%
                      12/31/2009              N/A              10.195 0
VISC 8  2.85%
                      12/31/2009              N/A              10.189 0
VISC 9  2.70%
                      12/31/2009              N/A              10.192 0
VISI 10 2.50%
                      12/31/2009              N/A              10.196 0
VISI 11 2.35%
                      12/31/2009              N/A              10.199 0
VISI 12 2.65%
                      12/31/2009              N/A              10.193 0
VISI 13 1.95%
                      12/31/2009              N/A              10.207 0
VISI 14 2.80%
                      12/31/2009              N/A              10.190 0
VISI 2  1.70%
                      12/31/2009              N/A              10.212 22

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

22

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 3  2.10%
                      12/31/2009              N/A              10.204 0
VISI 4  2.40%
                      12/31/2009              N/A              10.198 0
VISI 5  2.25%
                      12/31/2009              N/A              10.201 0
VISI 6  2.55%
                      12/31/2009              N/A              10.195 0
VISI 7  1.80%
                      12/31/2009              N/A              10.210 0
VISI 9  2.20%
                      12/31/2009              N/A              10.202 0
VISL 1  1.65%
                      12/31/2009              N/A              10.213 3
VISL 10 2.75%
                      12/31/2009              N/A              10.191 0
VISL 11 2.60%
                      12/31/2009              N/A              10.194 0
VISL 12 2.90%
                      12/31/2009              N/A              10.189 0
VISL 13 2.20%
                      12/31/2009              N/A              10.202 0
VISL 14 3.05%
                      12/31/2009              N/A              10.186 0
VISL 2  1.95%
                      12/31/2009              N/A              10.207 9
VISL 3  2.35%
                      12/31/2009              N/A              10.199 0
VISL 4  2.65%
                      12/31/2009              N/A              10.193 0
VISL 5  2.50%
                      12/31/2009              N/A              10.196 0
VISL 6  2.80%
                      12/31/2009              N/A              10.190 0
VISL 7  2.05%
                      12/31/2009              N/A              10.205 0
VISL 9  2.45%
                      12/31/2009              N/A              10.197 0
AZL Fusion Balanced Fund
VISB 1  1.90%
                      12/31/2007              N/A              11.960 47
                      12/31/2008              11.960              8.514 95
                      12/31/2009              8.514              10.586 63
VISB 10 3.00%
                      12/31/2008              N/A              8.177 0
                      12/31/2009              8.177              10.056 0
VISB 11 2.85%
                      12/31/2008              N/A              8.222 0
                      12/31/2009              8.222              10.125 29
VISB 12 3.15%
                      12/31/2008              N/A              8.132 0
                      12/31/2009              8.132              9.985 8
VISB 13 3.30%
                      12/31/2009              N/A              9.916 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 14 2.45%
                      12/31/2009              N/A              10.317 35
VISB 2  2.20%
                      12/31/2007              N/A              11.780 10
                      12/31/2008              11.780              8.361 13
                      12/31/2009              8.361              10.364 27
VISB 3  2.60%
                      12/31/2007              N/A              11.739 0
                      12/31/2008              11.739              8.298 24
                      12/31/2009              8.298              10.245 88
VISB 4  2.90%
                      12/31/2007              N/A              11.562 0
                      12/31/2008              11.562              8.149 23
                      12/31/2009              8.149              10.030 26
VISB 5  2.75%
                      12/31/2007              N/A              11.692 0
                      12/31/2008              11.692              8.252 2
                      12/31/2009              8.252              10.173 5
VISB 6  3.05%
                      12/31/2007              N/A              11.516 0
                      12/31/2008              11.516              8.104 0
                      12/31/2009              8.104              9.960 0
VISB 7  2.30%
                      12/31/2008              N/A              8.390 25
                      12/31/2009              8.390              10.389 64
VISB 9  2.70%
                      12/31/2008              N/A              8.267 0
                      12/31/2009              8.267              10.197 0
VISC 1  2.45%
                      12/31/2008              N/A              8.344 0
                      12/31/2009              8.344              10.317 0
VISC 10 3.00
                      12/31/2008              N/A              8.177 0
                      12/31/2009              8.177              10.056 0
VISC 11 2.30%
                      12/31/2009              N/A              10.389 1
VISC 12 3.15%
                      12/31/2009              N/A              9.985 0
VISC 14 1.75%
                      12/31/2009              N/A              10.660 0
VISC 15 2.05%
                      12/31/2009              N/A              10.512 15
VISC 2  2.75%
                      12/31/2008              N/A              8.252 4
                      12/31/2009              8.252              10.173 5
VISC 3  2.60%
                      12/31/2008              N/A              8.298 0
                      12/31/2009              8.298              10.245 0
VISC 4  2.90%
                      12/31/2008              N/A              8.207 0
                      12/31/2009              8.207              10.102 0
VISC 5  2.15%
                      12/31/2008              N/A              8.437 0
                      12/31/2009              8.437              10.463 2

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

23

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 7  2.55%
                      12/31/2008              N/A              8.313 0
                      12/31/2009              8.313              10.269 0
VISC 8  2.85%
                      12/31/2008              N/A              8.222 6
                      12/31/2009              8.222              10.125 9
VISC 9  2.70%
                      12/31/2008              N/A              8.267 0
                      12/31/2009              8.267              10.197 0
VISI 10 2.50%
                      12/31/2008              N/A              8.328 0
                      12/31/2009              8.328              10.293 16
VISI 11 2.35%
                      12/31/2008              N/A              8.374 0
                      12/31/2009              8.374              10.365 30
VISI 12 2.65%
                      12/31/2008              N/A              8.283 0
                      12/31/2009              8.283              10.221 30
VISI 13 1.95%
                      12/31/2009              N/A              10.561 117
VISI 14 2.80%
                      12/31/2009              N/A              10.149 0
VISI 2  1.70%
                      12/31/2007              N/A              12.025 0
                      12/31/2008              12.025              8.577 1
                      12/31/2009              8.577              10.685 47
VISI 3  2.10%
                      12/31/2007              N/A              11.897 0
                      12/31/2008              11.897              8.452 133
                      12/31/2009              8.452              10.487 252
VISI 4  2.40%
                      12/31/2007              N/A              11.802 0
                      12/31/2008              11.802              8.359 10
                      12/31/2009              8.359              10.341 16
VISI 5  2.25%
                      12/31/2007              N/A              11.849 0
                      12/31/2008              11.849              8.405 6
                      12/31/2009              8.405              10.414 65
VISI 6  2.55%
                      12/31/2007              N/A              11.754 0
                      12/31/2008              11.754              8.313 1
                      12/31/2009              8.313              10.269 12
VISI 7  1.80%
                      12/31/2008              N/A              8.546 38
                      12/31/2009              8.546              10.635 73
VISI 9  2.20%
                      12/31/2008              N/A              8.361 0
                      12/31/2009              8.361              10.364 9
VISL 1  1.65%
                      12/31/2007              N/A              12.041 21
                      12/31/2008              12.041              8.593 44
                      12/31/2009              8.593              10.710 15
VISL 10 2.75%
                      12/31/2008              N/A              8.252 19
                      12/31/2009              8.252              10.173 21

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 11 2.60%
                      12/31/2008              N/A              8.298 0
                      12/31/2009              8.298              10.245 9
VISL 12 2.90%
                      12/31/2008              N/A              8.207 0
                      12/31/2009              8.207              10.102 17
VISL 13 2.20%
                      12/31/2009              N/A              10.364 27
VISL 14 3.05%
                      12/31/2009              N/A              9.960 0
VISL 2  1.95%
                      12/31/2007              N/A              11.944 0
                      12/31/2008              11.944              8.499 0
                      12/31/2009              8.499              10.561 21
VISL 3  2.35%
                      12/31/2007              N/A              11.817 0
                      12/31/2008              11.817              8.374 60
                      12/31/2009              8.374              10.365 153
VISL 4  2.65%
                      12/31/2007              N/A              11.723 0
                      12/31/2008              11.723              8.283 5
                      12/31/2009              8.283              10.221 5
VISL 5  2.50%
                      12/31/2007              N/A              11.770 0
                      12/31/2008              11.770              8.328 10
                      12/31/2009              8.328              10.293 13
VISL 6  2.80%
                      12/31/2007              N/A              11.676 0
                      12/31/2008              11.676              8.237 1
                      12/31/2009              8.237              10.149 26
VISL 7  2.05%
                      12/31/2008              N/A              8.468 5
                      12/31/2009              8.468              10.512 17
VISL 9  2.45%
                      12/31/2008              N/A              8.344 11
                      12/31/2009              8.344              10.317 12
AZL Fusion Conserviative Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.144 5
VISB 10 3.00%
                      12/31/2009              N/A              10.123 0
VISB 11 2.85%
                      12/31/2009              N/A              10.126 0
VISB 12 3.15%
                      12/31/2009              N/A              10.120 0
VISB 13 3.30%
                      12/31/2009              N/A              10.117 0
VISB 14 2.45%
                      12/31/2009              N/A              10.133 0
VISB 2  2.20%
                      12/31/2009              N/A              10.138 0
VISB 3  2.60%
                      12/31/2009              N/A              10.130 0
VISB 4  2.90%
                      12/31/2009              N/A              10.125 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

24

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2009              N/A              10.128 0
VISB 6  3.05%
                      12/31/2009              N/A              10.122 0
VISB 7  2.30%
                      12/31/2009              N/A              10.136 0
VISB 9  2.70%
                      12/31/2009              N/A              10.129 0
VISC 1  2.45%
                      12/31/2009              N/A              10.133 0
VISC 10 3.00
                      12/31/2009              N/A              10.123 0
VISC 11 2.30%
                      12/31/2009              N/A              10.136 0
VISC 12 3.15%
                      12/31/2009              N/A              10.120 0
VISC 14 1.75%
                      12/31/2009              N/A              10.147 0
VISC 15 2.05%
                      12/31/2009              N/A              10.141 0
VISC 2  2.75%
                      12/31/2009              N/A              10.128 0
VISC 3  2.60%
                      12/31/2009              N/A              10.130 0
VISC 4  2.90%
                      12/31/2009              N/A              10.125 0
VISC 5  2.15%
                      12/31/2009              N/A              10.139 0
VISC 7  2.55%
                      12/31/2009              N/A              10.131 0
VISC 8  2.85%
                      12/31/2009              N/A              10.126 0
VISC 9  2.70%
                      12/31/2009              N/A              10.129 0
VISI 10 2.50%
                      12/31/2009              N/A              10.132 0
VISI 11 2.35%
                      12/31/2009              N/A              10.135 0
VISI 12 2.65%
                      12/31/2009              N/A              10.130 0
VISI 13 1.95%
                      12/31/2009              N/A              10.143 0
VISI 14 2.80%
                      12/31/2009              N/A              10.127 0
VISI 2  1.70%
                      12/31/2009              N/A              10.148 0
VISI 3  2.10%
                      12/31/2009              N/A              10.140 0
VISI 4  2.40%
                      12/31/2009              N/A              10.134 0
VISI 5  2.25%
                      12/31/2009              N/A              10.137 0
VISI 6  2.55%
                      12/31/2009              N/A              10.131 0
VISI 7  1.80%
                      12/31/2009              N/A              10.146 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2009              N/A              10.138 0
VISL 1  1.65%
                      12/31/2009              N/A              10.149 1
VISL 10 2.75%
                      12/31/2009              N/A              10.128 0
VISL 11 2.60%
                      12/31/2009              N/A              10.130 0
VISL 12 2.90%
                      12/31/2009              N/A              10.125 4
VISL 13 2.20%
                      12/31/2009              N/A              10.138 0
VISL 14 3.05%
                      12/31/2009              N/A              10.122 0
VISL 2  1.95%
                      12/31/2009              N/A              10.143 0
VISL 3  2.35%
                      12/31/2009              N/A              10.135 0
VISL 4  2.65%
                      12/31/2009              N/A              10.130 0
VISL 5  2.50%
                      12/31/2009              N/A              10.132 0
VISL 6  2.80%
                      12/31/2009              N/A              10.127 0
VISL 7  2.05%
                      12/31/2009              N/A              10.141 0
VISL 9  2.45%
                      12/31/2009              N/A              10.133 0
AZL Fusion Growth Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.643 17
                      12/31/2008              12.643              7.574 29
                      12/31/2009              7.574              9.825 11
VISB 10 3.00%
                      12/31/2008              N/A              7.275 17
                      12/31/2009              7.275              9.333 17
VISB 11 2.85%
                      12/31/2008              N/A              7.314 0
                      12/31/2009              7.314              9.398 1
VISB 12 3.15%
                      12/31/2008              N/A              7.235 0
                      12/31/2009              7.235              9.268 0
VISB 13 3.30%
                      12/31/2009              N/A              9.203 0
VISB 14 2.45%
                      12/31/2009              N/A              9.575 1
VISB 2  2.20%
                      12/31/2007              N/A              12.453 45
                      12/31/2008              12.453              7.438 50
                      12/31/2009              7.438              9.619 19
VISB 3  2.60%
                      12/31/2007              N/A              12.408 0
                      12/31/2008              12.408              7.382 15
                      12/31/2009              7.382              9.508 46

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

25

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 4  2.90%
                      12/31/2007              N/A              12.222 0
                      12/31/2008              12.222              7.249 59
                      12/31/2009              7.249              9.309 66
VISB 5  2.75%
                      12/31/2007              N/A              12.359 0
                      12/31/2008              12.359              7.341 9
                      12/31/2009              7.341              9.442 26
VISB 6  3.05%
                      12/31/2007              N/A              12.173 0
                      12/31/2008              12.173              7.209 6
                      12/31/2009              7.209              9.244 17
VISB 7  2.30%
                      12/31/2008              N/A              7.464 1
                      12/31/2009              7.464              9.642 1
VISB 9  2.70%
                      12/31/2008              N/A              7.355 0
                      12/31/2009              7.355              9.464 19
VISC 1  2.45%
                      12/31/2008              N/A              7.423 45
                      12/31/2009              7.423              9.575 43
VISC 10 3.00
                      12/31/2008              N/A              7.275 0
                      12/31/2009              7.275              9.333 0
VISC 11 2.30%
                      12/31/2009              N/A              9.642 0
VISC 12 3.15%
                      12/31/2009              N/A              9.268 0
VISC 14 1.75%
                      12/31/2009              N/A              9.894 0
VISC 15 2.05%
                      12/31/2009              N/A              9.756 0
VISC 2  2.75%
                      12/31/2008              N/A              7.341 0
                      12/31/2009              7.341              9.442 0
VISC 3  2.60%
                      12/31/2008              N/A              7.382 0
                      12/31/2009              7.382              9.508 0
VISC 4  2.90%
                      12/31/2008              N/A              7.301 0
                      12/31/2009              7.301              9.376 0
VISC 5  2.15%
                      12/31/2008              N/A              7.505 0
                      12/31/2009              7.505              9.711 0
VISC 7  2.55%
                      12/31/2008              N/A              7.395 18
                      12/31/2009              7.395              9.530 20
VISC 8  2.85%
                      12/31/2008              N/A              7.314 0
                      12/31/2009              7.314              9.398 0
VISC 9  2.70%
                      12/31/2008              N/A              7.355 0
                      12/31/2009              7.355              9.464 0
VISI 10 2.50%
                      12/31/2008              N/A              7.409 1
                      12/31/2009              7.409              9.553 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 11 2.35%
                      12/31/2008              N/A              7.450 0
                      12/31/2009              7.450              9.620 4
VISI 12 2.65%
                      12/31/2008              N/A              7.368 0
                      12/31/2009              7.368              9.486 0
VISI 13 1.95%
                      12/31/2009              N/A              9.802 30
VISI 14 2.80%
                      12/31/2009              N/A              9.420 0
VISI 2  1.70%
                      12/31/2007              N/A              12.711 3
                      12/31/2008              12.711              7.630 25
                      12/31/2009              7.630              9.917 61
VISI 3  2.10%
                      12/31/2007              N/A              12.575 0
                      12/31/2008              12.575              7.519 71
                      12/31/2009              7.519              9.733 100
VISI 4  2.40%
                      12/31/2007              N/A              12.475 0
                      12/31/2008              12.475              7.436 56
                      12/31/2009              7.436              9.597 62
VISI 5  2.25%
                      12/31/2007              N/A              12.525 0
                      12/31/2008              12.525              7.477 11
                      12/31/2009              7.477              9.665 16
VISI 6  2.55%
                      12/31/2007              N/A              12.425 0
                      12/31/2008              12.425              7.395 0
                      12/31/2009              7.395              9.530 4
VISI 7  1.80%
                      12/31/2008              N/A              7.602 17
                      12/31/2009              7.602              9.871 36
VISI 9  2.20%
                      12/31/2008              N/A              7.438 2
                      12/31/2009              7.438              9.619 2
VISL 1  1.65%
                      12/31/2007              N/A              12.728 6
                      12/31/2008              12.728              7.644 78
                      12/31/2009              7.644              9.940 62
VISL 10 2.75%
                      12/31/2008              N/A              7.341 0
                      12/31/2009              7.341              9.442 0
VISL 11 2.60%
                      12/31/2008              N/A              7.382 0
                      12/31/2009              7.382              9.508 0
VISL 12 2.90%
                      12/31/2008              N/A              7.301 2
                      12/31/2009              7.301              9.376 2
VISL 13 2.20%
                      12/31/2009              N/A              9.619 6
VISL 14 3.05%
                      12/31/2009              N/A              9.244 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

26

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 2  1.95%
                      12/31/2007              N/A              12.626 8
                      12/31/2008              12.626              7.560 75
                      12/31/2009              7.560              9.802 74
VISL 3  2.35%
                      12/31/2007              N/A              12.492 0
                      12/31/2008              12.492              7.450 57
                      12/31/2009              7.450              9.620 79
VISL 4  2.65%
                      12/31/2007              N/A              12.392 0
                      12/31/2008              12.392              7.368 17
                      12/31/2009              7.368              9.486 14
VISL 5  2.50%
                      12/31/2007              N/A              12.442 0
                      12/31/2008              12.442              7.409 21
                      12/31/2009              7.409              9.553 34
VISL 6  2.80%
                      12/31/2007              N/A              12.342 0
                      12/31/2008              12.342              7.328 12
                      12/31/2009              7.328              9.420 14
VISL 7  2.05%
                      12/31/2008              N/A              7.533 1
                      12/31/2009              7.533              9.756 3
VISL 9  2.45%
                      12/31/2008              N/A              7.423 0
                      12/31/2009              7.423              9.575 16
AZL Fusion Moderate Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.231 27
                      12/31/2008              12.231              8.070 40
                      12/31/2009              8.070              10.247 54
VISB 10 3.00%
                      12/31/2008              N/A              7.750 0
                      12/31/2009              7.750              9.734 1
VISB 11 2.85%
                      12/31/2008              N/A              7.793 0
                      12/31/2009              7.793              9.802 35
VISB 12 3.15%
                      12/31/2008              N/A              7.708 0
                      12/31/2009              7.708              9.666 7
VISB 13 3.30%
                      12/31/2009              N/A              9.599 2
VISB 14 2.45%
                      12/31/2009              N/A              9.987 9
VISB 2  2.20%
                      12/31/2007              N/A              12.047 11
                      12/31/2008              12.047              7.924 25
                      12/31/2009              7.924              10.033 103
VISB 3  2.60%
                      12/31/2007              N/A              12.004 0
                      12/31/2008              12.004              7.865 28
                      12/31/2009              7.865              9.917 84
VISB 4  2.90%
                      12/31/2007              N/A              11.824 0
                      12/31/2008              11.824              7.723 86
                      12/31/2009              7.723              9.710 148

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2007              N/A              11.956 0
                      12/31/2008              11.956              7.821 0
                      12/31/2009              7.821              9.848 30
VISB 6  3.05%
                      12/31/2007              N/A              11.777 0
                      12/31/2008              11.777              7.681 0
                      12/31/2009              7.681              9.642 1
VISB 7  2.30%
                      12/31/2008              N/A              7.952 2
                      12/31/2009              7.952              10.057 7
VISB 9  2.70%
                      12/31/2008              N/A              7.836 3
                      12/31/2009              7.836              9.871 3
VISC 1  2.45%
                      12/31/2008              N/A              7.908 16
                      12/31/2009              7.908              9.987 14
VISC 10 3.00
                      12/31/2008              N/A              7.750 0
                      12/31/2009              7.750              9.734 6
VISC 11 2.30%
                      12/31/2009              N/A              10.057 0
VISC 12 3.15%
                      12/31/2009              N/A              9.666 0
VISC 14 1.75%
                      12/31/2009              N/A              10.320 0
VISC 15 2.05%
                      12/31/2009              N/A              10.176 18
VISC 2  2.75%
                      12/31/2008              N/A              7.821 0
                      12/31/2009              7.821              9.848 0
VISC 3  2.60%
                      12/31/2008              N/A              7.865 0
                      12/31/2009              7.865              9.917 0
VISC 4  2.90%
                      12/31/2008              N/A              7.778 0
                      12/31/2009              7.778              9.779 0
VISC 5  2.15%
                      12/31/2008              N/A              7.996 0
                      12/31/2009              7.996              10.129 0
VISC 7  2.55%
                      12/31/2008              N/A              7.879 0
                      12/31/2009              7.879              9.941 0
VISC 8  2.85%
                      12/31/2008              N/A              7.793 0
                      12/31/2009              7.793              9.802 0
VISC 9  2.70%
                      12/31/2008              N/A              7.836 0
                      12/31/2009              7.836              9.871 4
VISI 10 2.50%
                      12/31/2008              N/A              7.894 0
                      12/31/2009              7.894              9.964 23
VISI 11 2.35%
                      12/31/2008              N/A              7.937 0
                      12/31/2009              7.937              10.034 67

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

27

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 12 2.65%
                      12/31/2008              N/A              7.850 0
                      12/31/2009              7.850              9.894 34
VISI 13 1.95%
                      12/31/2009              N/A              10.223 29
VISI 14 2.80%
                      12/31/2009              N/A              9.825 0
VISI 2  1.70%
                      12/31/2007              N/A              12.297 0
                      12/31/2008              12.297              8.129 4
                      12/31/2009              8.129              10.344 125
VISI 3  2.10%
                      12/31/2007              N/A              12.166 0
                      12/31/2008              12.166              8.011 65
                      12/31/2009              8.011              10.152 132
VISI 4  2.40%
                      12/31/2007              N/A              12.069 0
                      12/31/2008              12.069              7.923 16
                      12/31/2009              7.923              10.011 34
VISI 5  2.25%
                      12/31/2007              N/A              12.117 0
                      12/31/2008              12.117              7.966 38
                      12/31/2009              7.966              10.081 80
VISI 6  2.55%
                      12/31/2007              N/A              12.020 0
                      12/31/2008              12.020              7.879 0
                      12/31/2009              7.879              9.941 0
VISI 7  1.80%
                      12/31/2009              8.100              10.296 9
VISI 9  2.20%
                      12/31/2008              N/A              7.924 35
                      12/31/2009              7.924              10.033 47
VISL 1  1.65%
                      12/31/2007              N/A              12.313 37
                      12/31/2008              12.313              8.144 52
                      12/31/2009              8.144              10.368 123
VISL 10 2.75%
                      12/31/2008              N/A              7.821 0
                      12/31/2009              7.821              9.848 14
VISL 11 2.60%
                      12/31/2008              N/A              7.865 0
                      12/31/2009              7.865              9.917 62
VISL 12 2.90%
                      12/31/2008              N/A              7.778 0
                      12/31/2009              7.778              9.779 6
VISL 13 2.20%
                      12/31/2009              N/A              10.033 7
VISL 14 3.05%
                      12/31/2009              N/A              9.642 0
VISL 2  1.95%
                      12/31/2007              N/A              12.215 0
                      12/31/2008              12.215              8.055 3
                      12/31/2009              8.055              10.223 216

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 3  2.35%
                      12/31/2007              N/A              12.085 0
                      12/31/2008              12.085              7.937 157
                      12/31/2009              7.937              10.034 224
VISL 4  2.65%
                      12/31/2007              N/A              11.988 0
                      12/31/2008              11.988              7.850 11
                      12/31/2009              7.850              9.894 19
VISL 5  2.50%
                      12/31/2007              N/A              12.037 0
                      12/31/2008              12.037              7.894 35
                      12/31/2009              7.894              9.964 156
VISL 6  2.80%
                      12/31/2007              N/A              11.940 0
                      12/31/2008              11.940              7.807 0
                      12/31/2009              7.807              9.825 2
VISL 7  2.05%
                      12/31/2008              N/A              8.026 3
                      12/31/2009              8.026              10.176 17
VISL 9  2.45%
                      12/31/2008              N/A              7.908 4
                      12/31/2009              7.908              9.987 3
AZL Growth Index Strategy Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.057 26
VISB 10 3.00%
                      12/31/2009              N/A              10.036 4
VISB 11 2.85%
                      12/31/2009              N/A              10.039 1
VISB 12 3.15%
                      12/31/2009              N/A              10.033 0
VISB 13 3.30%
                      12/31/2009              N/A              10.030 0
VISB 14 2.45%
                      12/31/2009              N/A              10.046 2
VISB 2  2.20%
                      12/31/2009              N/A              10.051 12
VISB 3  2.60%
                      12/31/2009              N/A              10.044 73
VISB 4  2.90%
                      12/31/2009              N/A              10.038 1
VISB 5  2.75%
                      12/31/2009              N/A              10.041 4
VISB 6  3.05%
                      12/31/2009              N/A              10.035 0
VISB 7  2.30%
                      12/31/2009              N/A              10.049 1
VISB 9  2.70%
                      12/31/2009              N/A              10.042 2
VISC 1  2.45%
                      12/31/2009              N/A              10.046 13
VISC 10 3.00
                      12/31/2009              N/A              10.036 0
VISC 11 2.30%
                      12/31/2009              N/A              10.049 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

28

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 12 3.15%
                      12/31/2009              N/A              10.033 0
VISC 14 1.75%
                      12/31/2009              N/A              10.060 0
VISC 15 2.05%
                      12/31/2009              N/A              10.054 0
VISC 2  2.75%
                      12/31/2009              N/A              10.041 0
VISC 3  2.60%
                      12/31/2009              N/A              10.044 0
VISC 4  2.90%
                      12/31/2009              N/A              10.038 0
VISC 5  2.15%
                      12/31/2009              N/A              10.052 0
VISC 7  2.55%
                      12/31/2009              N/A              10.045 0
VISC 8  2.85%
                      12/31/2009              N/A              10.039 0
VISC 9  2.70%
                      12/31/2009              N/A              10.042 0
VISI 10 2.50%
                      12/31/2009              N/A              10.045 17
VISI 11 2.35%
                      12/31/2009              N/A              10.048 6
VISI 12 2.65%
                      12/31/2009              N/A              10.043 0
VISI 13 1.95%
                      12/31/2009              N/A              10.056 23
VISI 14 2.80%
                      12/31/2009              N/A              10.040 0
VISI 2  1.70%
                      12/31/2009              N/A              10.061 38
VISI 3  2.10%
                      12/31/2009              N/A              10.053 61
VISI 4  2.40%
                      12/31/2009              N/A              10.047 11
VISI 5  2.25%
                      12/31/2009              N/A              10.050 67
VISI 6  2.55%
                      12/31/2009              N/A              10.045 9
VISI 7  1.80%
                      12/31/2009              N/A              10.059 19
VISI 9  2.20%
                      12/31/2009              N/A              10.051 25
VISL 1  1.65%
                      12/31/2009              N/A              10.062 40
VISL 10 2.75%
                      12/31/2009              N/A              10.041 0
VISL 11 2.60%
                      12/31/2009              N/A              10.044 0
VISL 12 2.90%
                      12/31/2009              N/A              10.038 0
VISL 13 2.20%
                      12/31/2009              N/A              10.051 0
VISL 14 3.05%
                      12/31/2009              N/A              10.035 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 2  1.95%
                      12/31/2009              N/A              10.056 33
VISL 3  2.35%
                      12/31/2009              N/A              10.048 78
VISL 4  2.65%
                      12/31/2009              N/A              10.043 1
VISL 5  2.50%
                      12/31/2009              N/A              10.045 24
VISL 6  2.80%
                      12/31/2009              N/A              10.040 6
VISL 7  2.05%
                      12/31/2009              N/A              10.054 9
VISL 9  2.45%
                      12/31/2009              N/A              10.046 1
AZL International Index Fund
VISB 1  1.90%
                      12/31/2009              N/A              9.751 1
VISB 10 3.00%
                      12/31/2009              N/A              9.731 0
VISB 11 2.85%
                      12/31/2009              N/A              9.733 4
VISB 12 3.15%
                      12/31/2009              N/A              9.728 0
VISB 13 3.30%
                      12/31/2009              N/A              9.725 0
VISB 14 2.45%
                      12/31/2009              N/A              9.741 1
VISB 2  2.20%
                      12/31/2009              N/A              9.746 1
VISB 3  2.60%
                      12/31/2009              N/A              9.738 7
VISB 4  2.90%
                      12/31/2009              N/A              9.732 1
VISB 5  2.75%
                      12/31/2009              N/A              9.735 3
VISB 6  3.05%
                      12/31/2009              N/A              9.730 0
VISB 7  2.30%
                      12/31/2009              N/A              9.744 8
VISB 9  2.70%
                      12/31/2009              N/A              9.736 0
VISC 1  2.45%
                      12/31/2009              N/A              9.741 0
VISC 10 3.00
                      12/31/2009              N/A              9.731 0
VISC 11 2.30%
                      12/31/2009              N/A              9.744 0
VISC 12 3.15%
                      12/31/2009              N/A              9.728 0
VISC 14 1.75%
                      12/31/2009              N/A              9.754 0
VISC 15 2.05%
                      12/31/2009              N/A              9.748 0
VISC 2  2.75%
                      12/31/2009              N/A              9.735 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

29

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2009              N/A              9.738 0
VISC 4  2.90%
                      12/31/2009              N/A              9.732 0
VISC 5  2.15%
                      12/31/2009              N/A              9.746 3
VISC 7  2.55%
                      12/31/2009              N/A              9.739 0
VISC 8  2.85%
                      12/31/2009              N/A              9.733 0
VISC 9  2.70%
                      12/31/2009              N/A              9.736 0
VISI 10 2.50%
                      12/31/2009              N/A              9.740 0
VISI 11 2.35%
                      12/31/2009              N/A              9.743 0
VISI 12 2.65%
                      12/31/2009              N/A              9.737 0
VISI 13 1.95%
                      12/31/2009              N/A              9.750 5
VISI 14 2.80%
                      12/31/2009              N/A              9.734 0
VISI 2  1.70%
                      12/31/2009              N/A              9.755 4
VISI 3  2.10%
                      12/31/2009              N/A              9.747 35
VISI 4  2.40%
                      12/31/2009              N/A              9.742 4
VISI 5  2.25%
                      12/31/2009              N/A              9.745 6
VISI 6  2.55%
                      12/31/2009              N/A              9.739 0
VISI 7  1.80%
                      12/31/2009              N/A              9.753 13
VISI 9  2.20%
                      12/31/2009              N/A              9.746 2
VISL 1  1.65%
                      12/31/2009              N/A              9.756 1
VISL 10 2.75%
                      12/31/2009              N/A              9.735 0
VISL 11 2.60%
                      12/31/2009              N/A              9.738 0
VISL 12 2.90%
                      12/31/2009              N/A              9.732 30
VISL 13 2.20%
                      12/31/2009              N/A              9.746 0
VISL 14 3.05%
                      12/31/2009              N/A              9.730 0
VISL 2  1.95%
                      12/31/2009              N/A              9.750 0
VISL 3  2.35%
                      12/31/2009              N/A              9.743 20
VISL 4  2.65%
                      12/31/2009              N/A              9.737 0
VISL 5  2.50%
                      12/31/2009              N/A              9.740 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 6  2.80%
                      12/31/2009              N/A              9.734 2
VISL 7  2.05%
                      12/31/2009              N/A              9.748 0
VISL 9  2.45%
                      12/31/2009              N/A              9.741 0
AZL Invesco International Equity Fund
VISB 1  1.90%
                      12/31/2007              N/A              19.276 4
                      12/31/2008              19.276              11.062 6
                      12/31/2009              11.062              14.579 11
VISB 10 3.00%
                      12/31/2008              N/A              10.279 1
                      12/31/2009              10.279              13.399 4
VISB 11 2.85%
                      12/31/2008              N/A              10.382 0
                      12/31/2009              10.382              13.554 1
VISB 12 3.15%
                      12/31/2008              N/A              10.176 0
                      12/31/2009              10.176              13.245 1
VISB 13 3.30%
                      12/31/2009              N/A              13.094 2
VISB 14 2.45%
                      12/31/2009              N/A              13.977 1
VISB 2  2.20%
                      12/31/2007              N/A              18.646 5
                      12/31/2008              18.646              10.668 6
                      12/31/2009              10.668              14.019 8
VISB 3  2.60%
                      12/31/2007              N/A              18.525 0
                      12/31/2008              18.525              10.557 5
                      12/31/2009              10.557              13.817 8
VISB 4  2.90%
                      12/31/2007              N/A              17.920 0
                      12/31/2008              17.920              10.181 1
                      12/31/2009              10.181              13.285 11
VISB 5  2.75%
                      12/31/2007              N/A              18.368 0
                      12/31/2008              18.368              10.452 4
                      12/31/2009              10.452              13.658 4
VISB 6  3.05%
                      12/31/2007              N/A              17.768 0
                      12/31/2008              17.768              10.080 0
                      12/31/2009              10.080              13.133 7
VISB 7  2.30%
                      12/31/2008              N/A              10.770 4
                      12/31/2009              10.770              14.138 11
VISB 9  2.70%
                      12/31/2008              N/A              10.487 0
                      12/31/2009              10.487              13.711 2
VISC 1  2.45%
                      12/31/2008              N/A              10.663 0
                      12/31/2009              10.663              13.977 0
VISC 10 3.00%
                      12/31/2008              N/A              10.279 0
                      12/31/2009              10.279              13.399 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

30

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 11 2.30%
                      12/31/2009              N/A              14.138 0
VISC 12 3.15%
                      12/31/2009              N/A              13.245 0
VISC 14 1.75%
                      12/31/2009              N/A              14.737 0
VISC 15 2.05%
                      12/31/2009              N/A              14.412 0
VISC 2  2.75%
                      12/31/2008              N/A              10.452 0
                      12/31/2009              10.452              13.658 0
VISC 3  2.60%
                      12/31/2008              N/A              10.557 0
                      12/31/2009              10.557              13.817 0
VISC 4  2.90%
                      12/31/2008              N/A              10.347 0
                      12/31/2009              10.347              13.502 0
VISC 5  2.15%
                      12/31/2008              N/A              10.879 0
                      12/31/2009              10.879              14.302 0
VISC 7  2.55%
                      12/31/2008              N/A              10.592 0
                      12/31/2009              10.592              13.870 0
VISC 8  2.85%
                      12/31/2008              N/A              10.382 0
                      12/31/2009              10.382              13.554 2
VISC 9  2.70%
                      12/31/2008              N/A              10.487 0
                      12/31/2009              10.487              13.711 0
VISI 10 2.50%
                      12/31/2008              N/A              10.628 0
                      12/31/2009              10.628              13.923 8
VISI 11 2.35%
                      12/31/2008              N/A              10.735 0
                      12/31/2009              10.735              14.084 5
VISI 12 2.65%
                      12/31/2008              N/A              10.522 0
                      12/31/2009              10.522              13.764 7
VISI 13 1.95%
                      12/31/2009              N/A              14.524 25
VISI 14 2.80%
                      12/31/2009              N/A              13.606 2
VISI 2  1.70%
                      12/31/2007              N/A              19.496 1
                      12/31/2008              19.496              11.211 3
                      12/31/2009              11.211              14.805 9
VISI 3  2.10%
                      12/31/2007              N/A              19.058 0
                      12/31/2008              19.058              10.915 4
                      12/31/2009              10.915              14.357 32
VISI 4  2.40%
                      12/31/2007              N/A              18.736 0
                      12/31/2008              18.736              10.699 4
                      12/31/2009              10.699              14.030 18

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 5  2.25%
                      12/31/2007              N/A              18.897 0
                      12/31/2008              18.897              10.806 2
                      12/31/2009              10.806              14.193 18
VISI 6  2.55%
                      12/31/2007              N/A              18.578 0
                      12/31/2008              18.578              10.592 1
                      12/31/2009              10.592              13.870 3
VISI 7  1.80%
                      12/31/2008              N/A              11.136 4
                      12/31/2009              11.136              14.692 21
VISI 9  2.20%
                      12/31/2008              N/A              10.668 0
                      12/31/2009              10.668              14.019 3
VISL 1  1.65%
                      12/31/2007              N/A              19.551 1
                      12/31/2008              19.551              11.248 9
                      12/31/2009              11.248              14.862 13
VISL 10 2.75%
                      12/31/2008              N/A              10.452 0
                      12/31/2009              10.452              13.658 0
VISL 11 2.60%
                      12/31/2008              N/A              10.557 0
                      12/31/2009              10.557              13.817 0
VISL 12 2.90%
                      12/31/2008              N/A              10.347 0
                      12/31/2009              10.347              13.502 0
VISL 13 2.20%
                      12/31/2009              N/A              14.019 0
VISL 14 3.05%
                      12/31/2009              N/A              13.133 0
VISL 2  1.95%
                      12/31/2007              N/A              19.221 0
                      12/31/2008              19.221              11.025 0
                      12/31/2009              11.025              14.524 1
VISL 3  2.35%
                      12/31/2007              N/A              18.790 0
                      12/31/2008              18.790              10.735 9
                      12/31/2009              10.735              14.084 21
VISL 4  2.65%
                      12/31/2007              N/A              18.473 0
                      12/31/2008              18.473              10.522 0
                      12/31/2009              10.522              13.764 4
VISL 5  2.50%
                      12/31/2007              N/A              18.630 0
                      12/31/2008              18.630              10.628 2
                      12/31/2009              10.628              13.923 5
VISL 6  2.80%
                      12/31/2007              N/A              18.316 0
                      12/31/2008              18.316              10.417 12
                      12/31/2009              10.417              13.606 14
VISL 7  2.05%
                      12/31/2008              N/A              10.952 0
                      12/31/2009              10.952              14.412 1
VISL 9  2.45%
                      12/31/2008              N/A              10.663 1
                      12/31/2009              10.663              13.977 4

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

31

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
AZL JPMorgan U.S. Equity Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.704 0
                      12/31/2008              12.704              7.643 1
                      12/31/2009              7.643              10.027 2
VISB 10 3.00%
                      12/31/2008              N/A              7.261 0
                      12/31/2009              7.261              9.422 0
VISB 11 2.85%
                      12/31/2008              N/A              7.311 0
                      12/31/2009              7.311              9.501 0
VISB 12 3.15%
                      12/31/2008              N/A              7.210 0
                      12/31/2009              7.210              9.342 0
VISB 13 3.30%
                      12/31/2009              N/A              9.263 0
VISB 14 2.45%
                      12/31/2009              N/A              9.719 1
VISB 2  2.20%
                      12/31/2007              N/A              12.438 1
                      12/31/2008              12.438              7.461 3
                      12/31/2009              7.461              9.759 2
VISB 3  2.60%
                      12/31/2007              N/A              12.382 0
                      12/31/2008              12.382              7.397 4
                      12/31/2009              7.397              9.637 5
VISB 4  2.90%
                      12/31/2007              N/A              12.123 0
                      12/31/2008              12.123              7.221 0
                      12/31/2009              7.221              9.379 2
VISB 5  2.75%
                      12/31/2007              N/A              12.314 0
                      12/31/2008              12.314              7.345 1
                      12/31/2009              7.345              9.555 1
VISB 6  3.05%
                      12/31/2007              N/A              12.056 0
                      12/31/2008              12.056              7.170 0
                      12/31/2009              7.170              9.300 1
VISB 7  2.30%
                      12/31/2008              N/A              7.501 3
                      12/31/2009              7.501              9.802 3
VISB 9  2.70%
                      12/31/2008              N/A              7.363 0
                      12/31/2009              7.363              9.582 0
VISC 1  2.45%
                      12/31/2008              N/A              7.449 0
                      12/31/2009              7.449              9.719 0
VISC 10 3.00%
                      12/31/2008              N/A              7.261 0
                      12/31/2009              7.261              9.422 0
VISC 11 2.30%
                      12/31/2009              N/A              9.802 1
VISC 12 3.15%
                      12/31/2009              N/A              9.342 0
VISC 14 1.75%
                      12/31/2009              N/A              10.105 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 15 2.05%
                      12/31/2009              N/A              9.943 0
VISC 2  2.75%
                      12/31/2008              N/A              7.345 0
                      12/31/2009              7.345              9.555 0
VISC 3  2.60%
                      12/31/2008              N/A              7.397 0
                      12/31/2009              7.397              9.637 0
VISC 4  2.90%
                      12/31/2008              N/A              7.294 0
                      12/31/2009              7.294              9.474 0
VISC 5  2.15%
                      12/31/2008              N/A              7.555 0
                      12/31/2009              7.555              9.887 1
VISC 7  2.55%
                      12/31/2008              N/A              7.414 0
                      12/31/2009              7.414              9.664 0
VISC 8  2.85%
                      12/31/2008              N/A              7.311 0
                      12/31/2009              7.311              9.501 0
VISC 9  2.70%
                      12/31/2008              N/A              7.363 0
                      12/31/2009              7.363              9.582 0
VISI 10 2.50%
                      12/31/2008              N/A              7.432 0
                      12/31/2009              7.432              9.692 1
VISI 11 2.35%
                      12/31/2008              N/A              7.484 1
                      12/31/2009              7.484              9.775 1
VISI 12 2.65%
                      12/31/2008              N/A              7.380 0
                      12/31/2009              7.380              9.610 0
VISI 13 1.95%
                      12/31/2009              N/A              9.999 2
VISI 14 2.80%
                      12/31/2009              N/A              9.528 0
VISI 2  1.70%
                      12/31/2007              N/A              12.798 2
                      12/31/2008              12.798              7.715 3
                      12/31/2009              7.715              10.142 6
VISI 3  2.10%
                      12/31/2007              N/A              12.611 0
                      12/31/2008              12.611              7.572 12
                      12/31/2009              7.572              9.914 23
VISI 4  2.40%
                      12/31/2007              N/A              12.473 0
                      12/31/2008              12.473              7.467 5
                      12/31/2009              7.467              9.747 10
VISI 5  2.25%
                      12/31/2007              N/A              12.542 0
                      12/31/2008              12.542              7.519 8
                      12/31/2009              7.519              9.830 10
VISI 6  2.55%
                      12/31/2007              N/A              12.404 0
                      12/31/2008              12.404              7.414 0
                      12/31/2009              7.414              9.664 2

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

32

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              7.679 9
                      12/31/2009              7.679              10.085 21
VISI 9  2.20%
                      12/31/2008              N/A              7.461 2
                      12/31/2009              7.461              9.759 2
VISL 1  1.65%
                      12/31/2007              N/A              12.821 1
                      12/31/2008              12.821              7.733 5
                      12/31/2009              7.733              10.171 3
VISL 10 2.75%
                      12/31/2008              N/A              7.345 0
                      12/31/2009              7.345              9.555 0
VISL 11 2.60%
                      12/31/2008              N/A              7.397 0
                      12/31/2009              7.397              9.637 0
VISL 12 2.90%
                      12/31/2008              N/A              7.294 0
                      12/31/2009              7.294              9.474 0
VISL 13 2.20%
                      12/31/2009              N/A              9.759 1
VISL 14 3.05%
                      12/31/2009              N/A              9.300 0
VISL 2  1.95%
                      12/31/2007              N/A              12.681 0
                      12/31/2008              12.681              7.625 0
                      12/31/2009              7.625              9.999 0
VISL 3  2.35%
                      12/31/2007              N/A              12.496 0
                      12/31/2008              12.496              7.484 5
                      12/31/2009              7.484              9.775 7
VISL 4  2.65%
                      12/31/2007              N/A              12.359 0
                      12/31/2008              12.359              7.380 0
                      12/31/2009              7.380              9.610 0
VISL 5  2.50%
                      12/31/2007              N/A              12.427 0
                      12/31/2008              12.427              7.432 0
                      12/31/2009              7.432              9.692 2
VISL 6  2.80%
                      12/31/2007              N/A              12.291 0
                      12/31/2008              12.291              7.328 2
                      12/31/2009              7.328              9.528 2
VISL 7  2.05%
                      12/31/2008              N/A              7.590 0
                      12/31/2009              7.590              9.943 1
VISL 9  2.45%
                      12/31/2008              N/A              7.449 0
                      12/31/2009              7.449              9.719 1
AZL MFS Investors Trust Fund
VISB 1  1.90%
                      12/31/2007              N/A              14.674 5
                      12/31/2008              14.674              8.622 5
                      12/31/2009              8.622              12.843 23

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              8.281 0
                      12/31/2009              8.281              12.200 0
VISB 11 2.85%
                      12/31/2008              N/A              8.326 0
                      12/31/2009              8.326              12.285 1
VISB 12 3.15%
                      12/31/2008              N/A              8.236 0
                      12/31/2009              8.236              12.115 0
VISB 13 3.30%
                      12/31/2009              N/A              12.030 0
VISB 14 2.45%
                      12/31/2009              N/A              12.517 9
VISB 2  2.20%
                      12/31/2007              N/A              14.453 1
                      12/31/2008              14.453              8.467 1
                      12/31/2009              8.467              12.574 3
VISB 3  2.60%
                      12/31/2007              N/A              14.401 0
                      12/31/2008              14.401              8.403 5
                      12/31/2009              8.403              12.429 10
VISB 4  2.90%
                      12/31/2007              N/A              14.185 0
                      12/31/2008              14.185              8.252 1
                      12/31/2009              8.252              12.169 1
VISB 5  2.75%
                      12/31/2007              N/A              14.344 0
                      12/31/2008              14.344              8.357 3
                      12/31/2009              8.357              12.342 10
VISB 6  3.05%
                      12/31/2007              N/A              14.128 0
                      12/31/2008              14.128              8.207 0
                      12/31/2009              8.207              12.084 1
VISB 7  2.30%
                      12/31/2008              N/A              8.497 16
                      12/31/2009              8.497              12.605 18
VISB 9  2.70%
                      12/31/2008              N/A              8.372 0
                      12/31/2009              8.372              12.371 2
VISC 1  2.45%
                      12/31/2008              N/A              8.450 0
                      12/31/2009              8.450              12.517 0
VISC 10 3.00%
                      12/31/2008              N/A              8.281 0
                      12/31/2009              8.281              12.200 0
VISC 11 2.30%
                      12/31/2009              N/A              12.605 2
VISC 12 3.15%
                      12/31/2009              N/A              12.115 0
VISC 14 1.75%
                      12/31/2009              N/A              12.933 0
VISC 15 2.05%
                      12/31/2009              N/A              12.754 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

33

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              8.357 0
                      12/31/2009              8.357              12.342 0
VISC 3  2.60%
                      12/31/2008              N/A              8.403 0
                      12/31/2009              8.403              12.429 0
VISC 4  2.90%
                      12/31/2008              N/A              8.311 0
                      12/31/2009              8.311              12.256 0
VISC 5  2.15%
                      12/31/2008              N/A              8.544 0
                      12/31/2009              8.544              12.694 0
VISC 7  2.55%
                      12/31/2008              N/A              8.419 0
                      12/31/2009              8.419              12.458 0
VISC 8  2.85%
                      12/31/2008              N/A              8.326 0
                      12/31/2009              8.326              12.285 0
VISC 9  2.70%
                      12/31/2008              N/A              8.372 0
                      12/31/2009              8.372              12.371 0
VISI 10 2.50%
                      12/31/2008              N/A              8.434 2
                      12/31/2009              8.434              12.487 8
VISI 11 2.35%
                      12/31/2008              N/A              8.481 0
                      12/31/2009              8.481              12.575 5
VISI 12 2.65%
                      12/31/2008              N/A              8.388 0
                      12/31/2009              8.388              12.400 0
VISI 13 1.95%
                      12/31/2009              N/A              12.813 31
VISI 14 2.80%
                      12/31/2009              N/A              12.313 0
VISI 2  1.70%
                      12/31/2007              N/A              14.752 0
                      12/31/2008              14.752              8.686 0
                      12/31/2009              8.686              12.964 6
VISI 3  2.10%
                      12/31/2007              N/A              14.595 0
                      12/31/2008              14.595              8.559 10
                      12/31/2009              8.559              12.723 30
VISI 4  2.40%
                      12/31/2007              N/A              14.479 0
                      12/31/2008              14.479              8.465 1
                      12/31/2009              8.465              12.546 1
VISI 5  2.25%
                      12/31/2007              N/A              14.537 0
                      12/31/2008              14.537              8.512 6
                      12/31/2009              8.512              12.634 8
VISI 6  2.55%
                      12/31/2007              N/A              14.421 0
                      12/31/2008              14.421              8.419 2
                      12/31/2009              8.419              12.458 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              8.654 19
                      12/31/2009              8.654              12.903 38
VISI 9  2.20%
                      12/31/2008              N/A              8.467 0
                      12/31/2009              8.467              12.574 2
VISL 1  1.65%
                      12/31/2007              N/A              14.772 2
                      12/31/2008              14.772              8.702 5
                      12/31/2009              8.702              12.994 3
VISL 10 2.75%
                      12/31/2008              N/A              8.357 0
                      12/31/2009              8.357              12.342 0
VISL 11 2.60%
                      12/31/2008              N/A              8.403 0
                      12/31/2009              8.403              12.429 0
VISL 12 2.90%
                      12/31/2008              N/A              8.311 0
                      12/31/2009              8.311              12.256 0
VISL 13 2.20%
                      12/31/2009              N/A              12.574 4
VISL 14 3.05%
                      12/31/2009              N/A              12.084 0
VISL 2  1.95%
                      12/31/2007              N/A              14.654 0
                      12/31/2008              14.654              8.607 4
                      12/31/2009              8.607              12.813 5
VISL 3  2.35%
                      12/31/2007              N/A              14.498 0
                      12/31/2008              14.498              8.481 7
                      12/31/2009              8.481              12.575 7
VISL 4  2.65%
                      12/31/2007              N/A              14.382 0
                      12/31/2008              14.382              8.388 4
                      12/31/2009              8.388              12.400 8
VISL 5  2.50%
                      12/31/2007              N/A              14.440 0
                      12/31/2008              14.440              8.434 10
                      12/31/2009              8.434              12.487 8
VISL 6  2.80%
                      12/31/2007              N/A              14.325 0
                      12/31/2008              14.325              8.342 4
                      12/31/2009              8.342              12.313 7
VISL 7  2.05%
                      12/31/2008              N/A              8.575 5
                      12/31/2009              8.575              12.754 5
VISL 9  2.45%
                      12/31/2008              N/A              8.450 0
                      12/31/2009              8.450              12.517 0
AZL Money Market Fund
VISB 1  1.90%
                      12/31/2007              N/A              10.318 47
                      12/31/2008              10.318              10.370 125
                      12/31/2009              10.370              10.197 183

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

34

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              9.743 7
                      12/31/2009              9.743              9.475 3
VISB 11 2.85%
                      12/31/2008              N/A              9.874 8
                      12/31/2009              9.874              9.617 8
VISB 12 3.15%
                      12/31/2008              N/A              9.613 11
                      12/31/2009              9.613              9.335 3
VISB 13 3.30%
                      12/31/2009              N/A              8.996 0
VISB 14 2.45%
                      12/31/2009              N/A              10.007 0
VISB 2  2.20%
                      12/31/2007              N/A              10.105 49
                      12/31/2008              10.105              10.126 77
                      12/31/2009              10.126              9.927 47
VISB 3  2.60%
                      12/31/2007              N/A              9.828 0
                      12/31/2008              9.828              9.809 114
                      12/31/2009              9.809              9.578 181
VISB 4  2.90%
                      12/31/2007              N/A              9.625 0
                      12/31/2008              9.625              9.577 28
                      12/31/2009              9.577              9.324 20
VISB 5  2.75%
                      12/31/2007              N/A              9.726 0
                      12/31/2008              9.726              9.692 2
                      12/31/2009              9.692              9.450 24
VISB 6  3.05%
                      12/31/2007              N/A              9.525 0
                      12/31/2008              9.525              9.464 197
                      12/31/2009              9.464              9.200 85
VISB 7  2.30%
                      12/31/2008              N/A              10.046 1
                      12/31/2009              10.046              9.839 20
VISB 9  2.70%
                      12/31/2008              N/A              10.007 56
                      12/31/2009              10.007              9.762 0
VISC 1  2.45%
                      12/31/2008              N/A              10.233 12
                      12/31/2009              10.233              10.007 4
VISC 10 3.00%
                      12/31/2008              N/A              9.743 0
                      12/31/2009              9.743              9.475 0
VISC 11 2.30%
                      12/31/2009              N/A              9.839 0
VISC 12 3.15%
                      12/31/2009              N/A              9.335 0
VISC 14 1.75%
                      12/31/2009              N/A              10.718 11
VISC 15 2.05%
                      12/31/2009              N/A              10.412 0
VISC 2  2.75%
                      12/31/2008              N/A              9.962 13
                      12/31/2009              9.962              9.713 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2008              N/A              10.097 0
                      12/31/2009              10.097              9.859 0
VISC 4  2.90%
                      12/31/2008              N/A              9.830 0
                      12/31/2009              9.830              9.570 0
VISC 5  2.15%
                      12/31/2008              N/A              10.510 8
                      12/31/2009              10.510              10.309 0
VISC 7  2.55%
                      12/31/2008              N/A              10.142 0
                      12/31/2009              10.142              9.908 0
VISC 8  2.85%
                      12/31/2008              N/A              9.874 1
                      12/31/2009              9.874              9.617 5
VISC 9  2.70%
                      12/31/2008              N/A              10.007 0
                      12/31/2009              10.007              9.762 3
VISI 10 2.50%
                      12/31/2008              N/A              10.187 65
                      12/31/2009              10.187              9.957 27
VISI 11 2.35%
                      12/31/2008              N/A              10.325 5
                      12/31/2009              10.325              10.107 26
VISI 12 2.65%
                      12/31/2008              N/A              10.052 19
                      12/31/2009              10.052              9.810 21
VISI 13 1.95%
                      12/31/2009              N/A              10.516 16
VISI 14 2.80%
                      12/31/2009              N/A              9.665 0
VISI 2  1.70%
                      12/31/2007              N/A              10.864 0
                      12/31/2008              10.864              10.941 52
                      12/31/2009              10.941              10.780 48
VISI 3  2.10%
                      12/31/2007              N/A              10.525 0
                      12/31/2008              10.525              10.557 146
                      12/31/2009              10.557              10.361 160
VISI 4  2.40%
                      12/31/2007              N/A              10.278 0
                      12/31/2008              10.278              10.279 95
                      12/31/2009              10.279              10.057 23
VISI 5  2.25%
                      12/31/2007              N/A              10.401 0
                      12/31/2008              10.401              10.417 11
                      12/31/2009              10.417              10.208 63
VISI 6  2.55%
                      12/31/2007              N/A              10.156 0
                      12/31/2008              10.156              10.142 17
                      12/31/2009              10.142              9.908 4
VISI 7  1.80%
                      12/31/2008              N/A              10.844 119
                      12/31/2009              10.844              10.674 203

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

35

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              10.126 42
                      12/31/2009              10.126              9.927 19
VISL 1  1.65%
                      12/31/2007              N/A              10.907 0
                      12/31/2008              10.907              10.990 24
                      12/31/2009              10.990              10.834 128
VISL 10 2.75%
                      12/31/2008              N/A              9.962 56
                      12/31/2009              9.962              9.713 25
VISL 11 2.60%
                      12/31/2008              N/A              10.097 0
                      12/31/2009              10.097              9.859 7
VISL 12 2.90%
                      12/31/2008              N/A              9.830 0
                      12/31/2009              9.830              9.570 2
VISL 13 2.20%
                      12/31/2009              N/A              9.927 21
VISL 14 3.05%
                      12/31/2009              N/A              9.200 0
VISL 2  1.95%
                      12/31/2007              N/A              10.651 12
                      12/31/2008              10.651              10.700 36
                      12/31/2009              10.700              10.516 36
VISL 3  2.35%
                      12/31/2007              N/A              10.318 0
                      12/31/2008              10.318              10.325 137
                      12/31/2009              10.325              10.107 35
VISL 4  2.65%
                      12/31/2007              N/A              10.076 0
                      12/31/2008              10.076              10.052 102
                      12/31/2009              10.052              9.810 80
VISL 5  2.50%
                      12/31/2007              N/A              10.197 0
                      12/31/2008              10.197              10.187 24
                      12/31/2009              10.187              9.957 8
VISL 6  2.80%
                      12/31/2007              N/A              9.957 0
                      12/31/2008              9.957              9.918 5
                      12/31/2009              9.918              9.665 5
VISL 7  2.05%
                      12/31/2008              N/A              10.605 27
                      12/31/2009              10.605              10.412 37
VISL 9  2.45%
                      12/31/2008              N/A              10.233 42
                      12/31/2009              10.233              10.007 27
AZL OCC Growth Fund
VISB 1  1.90%
                      12/31/2009              N/A              10.367 0
VISB 10 3.00%
                      12/31/2009              N/A              10.345 0
VISB 11 2.85%
                      12/31/2009              N/A              10.348 0
VISB 12 3.15%
                      12/31/2009              N/A              10.342 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 13 3.30%
                      12/31/2009              N/A              10.339 0
VISB 14 2.45%
                      12/31/2009              N/A              10.356 0
VISB 2  2.20%
                      12/31/2009              N/A              10.361 0
VISB 3  2.60%
                      12/31/2009              N/A              10.353 0
VISB 4  2.90%
                      12/31/2009              N/A              10.347 0
VISB 5  2.75%
                      12/31/2009              N/A              10.350 0
VISB 6  3.05%
                      12/31/2009              N/A              10.344 0
VISB 7  2.30%
                      12/31/2009              N/A              10.359 0
VISB 9  2.70%
                      12/31/2009              N/A              10.351 0
VISC 1  2.45%
                      12/31/2009              N/A              10.356 0
VISC 10 3.00
                      12/31/2009              N/A              10.345 0
VISC 11 2.30%
                      12/31/2009              N/A              10.359 0
VISC 12 3.15%
                      12/31/2009              N/A              10.342 0
VISC 14 1.75%
                      12/31/2009              N/A              10.370 0
VISC 15 2.05%
                      12/31/2009              N/A              10.364 0
VISC 2  2.75%
                      12/31/2009              N/A              10.350 0
VISC 3  2.60%
                      12/31/2009              N/A              10.353 0
VISC 4  2.90%
                      12/31/2009              N/A              10.347 0
VISC 5  2.15%
                      12/31/2009              N/A              10.362 0
VISC 7  2.55%
                      12/31/2009              N/A              10.354 0
VISC 8  2.85%
                      12/31/2009              N/A              10.348 0
VISC 9  2.70%
                      12/31/2009              N/A              10.351 0
VISI 10 2.50%
                      12/31/2009              N/A              10.355 0
VISI 11 2.35%
                      12/31/2009              N/A              10.358 0
VISI 12 2.65%
                      12/31/2009              N/A              10.352 0
VISI 13 1.95%
                      12/31/2009              N/A              10.366 0
VISI 14 2.80%
                      12/31/2009              N/A              10.349 0
VISI 2  1.70%
                      12/31/2009              N/A              10.371 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

36

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 3  2.10%
                      12/31/2009              N/A              10.363 0
VISI 4  2.40%
                      12/31/2009              N/A              10.357 0
VISI 5  2.25%
                      12/31/2009              N/A              10.360 0
VISI 6  2.55%
                      12/31/2009              N/A              10.354 0
VISI 7  1.80%
                      12/31/2009              N/A              10.369 0
VISI 9  2.20%
                      12/31/2009              N/A              10.361 0
VISL 1  1.65%
                      12/31/2009              N/A              10.372 0
VISL 10 2.75%
                      12/31/2009              N/A              10.350 0
VISL 11 2.60%
                      12/31/2009              N/A              10.353 0
VISL 12 2.90%
                      12/31/2009              N/A              10.347 0
VISL 13 2.20%
                      12/31/2009              N/A              10.361 0
VISL 14 3.05%
                      12/31/2009              N/A              10.344 0
VISL 2  1.95%
                      12/31/2009              N/A              10.366 0
VISL 3  2.35%
                      12/31/2009              N/A              10.358 0
VISL 4  2.65%
                      12/31/2009              N/A              10.352 0
VISL 5  2.50%
                      12/31/2009              N/A              10.355 0
VISL 6  2.80%
                      12/31/2009              N/A              10.349 0
VISL 7  2.05%
                      12/31/2009              N/A              10.364 0
VISL 9  2.45%
                      12/31/2009              N/A              10.356 0
AZL OCC Opportunity Fund
VISB 1  1.90%
                      12/31/2007              N/A              16.205 0
                      12/31/2008              16.205              8.402 1
                      12/31/2009              8.402              13.034 1
VISB 10 3.00%
                      12/31/2008              N/A              7.807 0
                      12/31/2009              7.807              11.979 3
VISB 11 2.85%
                      12/31/2008              N/A              7.886 0
                      12/31/2009              7.886              12.118 0
VISB 12 3.15%
                      12/31/2008              N/A              7.729 0
                      12/31/2009              7.729              11.842 0
VISB 13 3.30%
                      12/31/2009              N/A              11.706 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 14 2.45%
                      12/31/2009              N/A              12.496 0
VISB 2  2.20%
                      12/31/2007              N/A              15.676 1
                      12/31/2008              15.676              8.103 3
                      12/31/2009              8.103              12.533 2
VISB 3  2.60%
                      12/31/2007              N/A              15.574 0
                      12/31/2008              15.574              8.019 1
                      12/31/2009              8.019              12.352 5
VISB 4  2.90%
                      12/31/2007              N/A              15.065 0
                      12/31/2008              15.065              7.733 0
                      12/31/2009              7.733              11.877 0
VISB 5  2.75%
                      12/31/2007              N/A              15.442 0
                      12/31/2008              15.442              7.939 0
                      12/31/2009              7.939              12.211 0
VISB 6  3.05%
                      12/31/2007              N/A              14.938 0
                      12/31/2008              14.938              7.656 1
                      12/31/2009              7.656              11.741 3
VISB 7  2.30%
                      12/31/2008              N/A              8.181 0
                      12/31/2009              8.181              12.640 2
VISB 9  2.70%
                      12/31/2008              N/A              7.965 0
                      12/31/2009              7.965              12.258 0
VISC 1  2.45%
                      12/31/2008              N/A              8.099 1
                      12/31/2009              8.099              12.496 1
VISC 10 3.00%
                      12/31/2008              N/A              7.807 0
                      12/31/2009              7.807              11.979 0
VISC 11 2.30%
                      12/31/2009              N/A              12.640 0
VISC 12 3.15%
                      12/31/2009              N/A              11.842 0
VISC 14 1.75%
                      12/31/2009              N/A              13.175 0
VISC 15 2.05%
                      12/31/2009              N/A              12.885 0
VISC 2  2.75%
                      12/31/2008              N/A              7.939 0
                      12/31/2009              7.939              12.211 0
VISC 3  2.60%
                      12/31/2008              N/A              8.019 0
                      12/31/2009              8.019              12.352 0
VISC 4  2.90%
                      12/31/2008              N/A              7.860 0
                      12/31/2009              7.860              12.071 0
VISC 5  2.15%
                      12/31/2008              N/A              8.263 0
                      12/31/2009              8.263              12.787 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

37

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 7  2.55%
                      12/31/2008              N/A              8.045 0
                      12/31/2009              8.045              12.400 0
VISC 8  2.85%
                      12/31/2008              N/A              7.886 0
                      12/31/2009              7.886              12.118 0
VISC 9  2.70%
                      12/31/2008              N/A              7.965 0
                      12/31/2009              7.965              12.258 0
VISI 10 2.50%
                      12/31/2008              N/A              8.072 6
                      12/31/2009              8.072              12.448 4
VISI 11 2.35%
                      12/31/2008              N/A              8.154 0
                      12/31/2009              8.154              12.592 1
VISI 12 2.65%
                      12/31/2008              N/A              7.992 0
                      12/31/2009              7.992              12.305 0
VISI 13 1.95%
                      12/31/2009              N/A              12.985 0
VISI 14 2.80%
                      12/31/2009              N/A              12.164 0
VISI 2  1.70%
                      12/31/2007              N/A              16.390 0
                      12/31/2008              16.390              8.515 0
                      12/31/2009              8.515              13.236 1
VISI 3  2.10%
                      12/31/2007              N/A              16.022 0
                      12/31/2008              16.022              8.291 15
                      12/31/2009              8.291              12.836 17
VISI 4  2.40%
                      12/31/2007              N/A              15.752 0
                      12/31/2008              15.752              8.126 1
                      12/31/2009              8.126              12.544 0
VISI 5  2.25%
                      12/31/2007              N/A              15.887 0
                      12/31/2008              15.887              8.208 0
                      12/31/2009              8.208              12.689 1
VISI 6  2.55%
                      12/31/2007              N/A              15.618 0
                      12/31/2008              15.618              8.045 0
                      12/31/2009              8.045              12.400 0
VISI 7  1.80%
                      12/31/2008              N/A              8.459 3
                      12/31/2009              8.459              13.135 4
VISI 9  2.20%
                      12/31/2008              N/A              8.103 0
                      12/31/2009              8.103              12.533 0
VISL 1  1.65%
                      12/31/2007              N/A              16.437 0
                      12/31/2008              16.437              8.544 3
                      12/31/2009              8.544              13.287 3
VISL 10 2.75%
                      12/31/2008              N/A              7.939 0
                      12/31/2009              7.939              12.211 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 11 2.60%
                      12/31/2008              N/A              8.019 0
                      12/31/2009              8.019              12.352 0
VISL 12 2.90%
                      12/31/2008              N/A              7.860 0
                      12/31/2009              7.860              12.071 0
VISL 13 2.20%
                      12/31/2009              N/A              12.533 1
VISL 14 3.05%
                      12/31/2009              N/A              11.741 0
VISL 2  1.95%
                      12/31/2007              N/A              16.159 0
                      12/31/2008              16.159              8.374 0
                      12/31/2009              8.374              12.985 0
VISL 3  2.35%
                      12/31/2007              N/A              15.797 0
                      12/31/2008              15.797              8.154 2
                      12/31/2009              8.154              12.592 1
VISL 4  2.65%
                      12/31/2007              N/A              15.530 0
                      12/31/2008              15.530              7.992 2
                      12/31/2009              7.992              12.305 1
VISL 5  2.50%
                      12/31/2007              N/A              15.663 0
                      12/31/2008              15.663              8.072 2
                      12/31/2009              8.072              12.448 1
VISL 6  2.80%
                      12/31/2007              N/A              15.398 0
                      12/31/2008              15.398              7.912 0
                      12/31/2009              7.912              12.164 0
VISL 7  2.05%
                      12/31/2008              N/A              8.319 0
                      12/31/2009              8.319              12.885 0
VISL 9  2.45%
                      12/31/2008              N/A              8.099 0
                      12/31/2009              8.099              12.496 0
AZL S&P 500 Index Fund
VISB 1 1.90%
VISB NY/TRAD GMDB
                      12/31/2007              N/A              9.849 0
                      12/31/2008              9.849              6.028 12
                      12/31/2009              6.028              7.414 26
VISB 10 3.00%
                      12/31/2008              N/A              5.918 0
                      12/31/2009              5.918              7.199 10
VISB 11 2.85%
                      12/31/2008              N/A              5.933 0
                      12/31/2009              5.933              7.228 38
VISB 12 3.15%
                      12/31/2008              N/A              5.903 0
                      12/31/2009              5.903              7.170 3
VISB 13 3.30%
                      12/31/2009              N/A              7.142 6
VISB 14 2.45%
                      12/31/2009              N/A              7.306 6

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

38

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 2  2.20%
                      12/31/2007              N/A              9.817 4
                      12/31/2008              9.817              5.991 12
                      12/31/2009              5.991              7.346 45
VISB 3  2.60%
                      12/31/2007              N/A              9.803 0
                      12/31/2008              9.803              5.958 5
                      12/31/2009              5.958              7.277 47
VISB 4  2.90%
                      12/31/2007              N/A              9.771 0
                      12/31/2008              9.771              5.921 0
                      12/31/2009              5.921              7.210 15
VISB 5  2.75%
                      12/31/2007              N/A              9.793 0
                      12/31/2008              9.793              5.943 1
                      12/31/2009              5.943              7.248 38
VISB 6  3.05%
                      12/31/2007              N/A              9.762 0
                      12/31/2008              9.762              5.906 4
                      12/31/2009              5.906              7.181 32
VISB 7  2.30%
                      12/31/2008              N/A              5.988 7
                      12/31/2009              5.988              7.335 11
VISB 9  2.70%
                      12/31/2008              N/A              5.948 0
                      12/31/2009              5.948              7.257 9
VISC 1  2.45%
                      12/31/2008              N/A              5.973 0
                      12/31/2009              5.973              7.306 0
VISC 10 3.00%
                      12/31/2008              N/A              5.918 0
                      12/31/2009              5.918              7.199 0
VISC 11 2.30%
                      12/31/2009              N/A              7.335 0
VISC 12 3.15%
                      12/31/2009              N/A              7.170 0
VISC 14 1.75%
                      12/31/2009              N/A              7.444 0
VISC 15 2.05%
                      12/31/2009              N/A              7.385 0
VISC 2  2.75%
                      12/31/2008              N/A              5.943 0
                      12/31/2009              5.943              7.248 1
VISC 3  2.60%
                      12/31/2008              N/A              5.958 0
                      12/31/2009              5.958              7.277 0
VISC 4  2.90%
                      12/31/2008              N/A              5.928 0
                      12/31/2009              5.928              7.219 0
VISC 5  2.15%
                      12/31/2008              N/A              6.003 0
                      12/31/2009              6.003              7.365 0
VISC 7  2.55%
                      12/31/2008              N/A              5.963 0
                      12/31/2009              5.963              7.286 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 8  2.85%
                      12/31/2008              N/A              5.933 0
                      12/31/2009              5.933              7.228 6
VISC 9  2.70%
                      12/31/2008              N/A              5.948 0
                      12/31/2009              5.948              7.257 0
VISI 10 2.50%
                      12/31/2008              N/A              5.968 11
                      12/31/2009              5.968              7.296 36
VISI 11 2.35%
                      12/31/2008              N/A              5.983 0
                      12/31/2009              5.983              7.326 4
VISI 12 2.65%
                      12/31/2008              N/A              5.953 0
                      12/31/2009              5.953              7.267 26
VISI 13 1.95%
                      12/31/2009              N/A              7.404 112
VISI 14 2.80%
                      12/31/2009              N/A              7.238 6
VISI 2  1.70%
                      12/31/2007              N/A              9.862 0
                      12/31/2008              9.862              6.048 4
                      12/31/2009              6.048              7.454 10
VISI 3  2.10%
                      12/31/2007              N/A              9.836 0
                      12/31/2008              9.836              6.008 16
                      12/31/2009              6.008              7.375 91
VISI 4  2.40%
                      12/31/2007              N/A              9.816 0
                      12/31/2008              9.816              5.978 10
                      12/31/2009              5.978              7.316 46
VISI 5  2.25%
                      12/31/2007              N/A              9.826 0
                      12/31/2008              9.826              5.993 26
                      12/31/2009              5.993              7.345 83
VISI 6  2.55%
                      12/31/2007              N/A              9.806 0
                      12/31/2008              9.806              5.963 1
                      12/31/2009              5.963              7.286 3
VISI 7  1.80%
                      12/31/2008              N/A              6.038 69
                      12/31/2009              6.038              7.434 185
VISI 9  2.20%
                      12/31/2008              N/A              5.991 0
                      12/31/2009              5.991              7.346 19
VISL 1  1.65%
                      12/31/2007              N/A              9.865 0
                      12/31/2008              9.865              6.053 4
                      12/31/2009              6.053              7.464 17
VISL 10 2.75%
                      12/31/2008              N/A              5.943 0
                      12/31/2009              5.943              7.248 1
VISL 11 2.60%
                      12/31/2008              N/A              5.958 0
                      12/31/2009              5.958              7.277 28

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

39

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 12 2.90%
                      12/31/2008              N/A              5.928 3
                      12/31/2009              5.928              7.219 3
VISL 13 2.20%
                      12/31/2009              N/A              7.346 24
VISL 14 3.05%
                      12/31/2009              N/A              7.181 0
VISL 2  1.95%
                      12/31/2007              N/A              9.846 0
                      12/31/2008              9.846              6.023 5
                      12/31/2009              6.023              7.404 5
VISL 3  2.35%
                      12/31/2007              N/A              9.819 0
                      12/31/2008              9.819              5.983 20
                      12/31/2009              5.983              7.326 48
VISL 4  2.65%
                      12/31/2007              N/A              9.799 0
                      12/31/2008              9.799              5.953 0
                      12/31/2009              5.953              7.267 14
VISL 5  2.50%
                      12/31/2007              N/A              9.809 0
                      12/31/2008              9.809              5.968 0
                      12/31/2009              5.968              7.296 4
VISL 6  2.80%
                      12/31/2007              N/A              9.790 0
                      12/31/2008              9.790              5.938 5
                      12/31/2009              5.938              7.238 11
VISL 7  2.05%
                      12/31/2008              N/A              6.013 1
                      12/31/2009              6.013              7.385 4
VISL 9  2.45%
                      12/31/2008              N/A              5.973 0
                      12/31/2009              5.973              7.306 0
AZL Schroder Emerging Markets Equity Fund
VISB 1  1.90%
                      12/31/2007              N/A              13.343 6
                      12/31/2008              13.343              6.299 10
                      12/31/2009              6.299              10.616 5
VISB 10 3.00%
                      12/31/2008              N/A              6.116 0
                      12/31/2009              6.116              10.196 5
VISB 11 2.85%
                      12/31/2008              N/A              6.140 0
                      12/31/2009              6.140              10.251 1
VISB 12 3.15%
                      12/31/2008              N/A              6.092 0
                      12/31/2009              6.092              10.140 1
VISB 13 3.30%
                      12/31/2009              N/A              10.084 2
VISB 14 2.45%
                      12/31/2009              N/A              10.404 1
VISB 2  2.20%
                      12/31/2007              N/A              13.221 3
                      12/31/2008              13.221              6.222 8
                      12/31/2009              6.222              10.456 5

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 3  2.60%
                      12/31/2007              N/A              13.187 0
                      12/31/2008              13.187              6.182 10
                      12/31/2009              6.182              10.346 16
VISB 4  2.90%
                      12/31/2007              N/A              13.067 0
                      12/31/2008              13.067              6.107 2
                      12/31/2009              6.107              10.191 9
VISB 5  2.75%
                      12/31/2007              N/A              13.154 0
                      12/31/2008              13.154              6.157 4
                      12/31/2009              6.157              10.289 8
VISB 6  3.05%
                      12/31/2007              N/A              13.035 0
                      12/31/2008              13.035              6.083 0
                      12/31/2009              6.083              10.135 12
VISB 7  2.30%
                      12/31/2008              N/A              6.232 4
                      12/31/2009              6.232              10.461 5
VISB 9  2.70%
                      12/31/2008              N/A              6.165 0
                      12/31/2009              6.165              10.308 2
VISC 1  2.45%
                      12/31/2008              N/A              6.207 4
                      12/31/2009              6.207              10.404 2
VISC 10 3.00%
                      12/31/2008              N/A              6.116 0
                      12/31/2009              6.116              10.196 0
VISC 11 2.30%
                      12/31/2009              N/A              10.461 1
VISC 12 3.15%
                      12/31/2009              N/A              10.140 0
VISC 14 1.75%
                      12/31/2009              N/A              10.675 0
VISC 15 2.05%
                      12/31/2009              N/A              10.558 0
VISC 2  2.75%
                      12/31/2008              N/A              6.157 0
                      12/31/2009              6.157              10.289 0
VISC 3  2.60%
                      12/31/2008              N/A              6.182 0
                      12/31/2009              6.182              10.346 0
VISC 4  2.90%
                      12/31/2008              N/A              6.132 0
                      12/31/2009              6.132              10.233 0
VISC 5  2.15%
                      12/31/2008              N/A              6.257 0
                      12/31/2009              6.257              10.519 0
VISC 7  2.55%
                      12/31/2008              N/A              6.190 0
                      12/31/2009              6.190              10.365 0
VISC 8  2.85%
                      12/31/2008              N/A              6.140 0
                      12/31/2009              6.140              10.251 2

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

40

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 9  2.70%
                      12/31/2008              N/A              6.165 0
                      12/31/2009              6.165              10.308 0
VISI 10 2.50%
                      12/31/2008              N/A              6.198 0
                      12/31/2009              6.198              10.384 6
VISI 11 2.35%
                      12/31/2008              N/A              6.223 1
                      12/31/2009              6.223              10.442 3
VISI 12 2.65%
                      12/31/2008              N/A              6.173 0
                      12/31/2009              6.173              10.327 9
VISI 13 1.95%
                      12/31/2009              N/A              10.597 5
VISI 14 2.80%
                      12/31/2009              N/A              10.270 2
VISI 2  1.70%
                      12/31/2007              N/A              13.388 1
                      12/31/2008              13.388              6.333 7
                      12/31/2009              6.333              10.695 10
VISI 3  2.10%
                      12/31/2007              N/A              13.298 0
                      12/31/2008              13.298              6.265 13
                      12/31/2009              6.265              10.538 24
VISI 4  2.40%
                      12/31/2007              N/A              13.232 0
                      12/31/2008              13.232              6.215 2
                      12/31/2009              6.215              10.423 20
VISI 5  2.25%
                      12/31/2007              N/A              13.265 0
                      12/31/2008              13.265              6.240 17
                      12/31/2009              6.240              10.480 26
VISI 6  2.55%
                      12/31/2007              N/A              13.198 0
                      12/31/2008              13.198              6.190 0
                      12/31/2009              6.190              10.365 1
VISI 7  1.80%
                      12/31/2008              N/A              6.316 7
                      12/31/2009              6.316              10.656 14
VISI 9  2.20%
                      12/31/2008              N/A              6.222 0
                      12/31/2009              6.222              10.456 1
VISL 1  1.65%
                      12/31/2007              N/A              13.399 6
                      12/31/2008              13.399              6.341 18
                      12/31/2009              6.341              10.714 7
VISL 10 2.75%
                      12/31/2008              N/A              6.157 0
                      12/31/2009              6.157              10.289 0
VISL 11 2.60%
                      12/31/2008              N/A              6.182 0
                      12/31/2009              6.182              10.346 2
VISL 12 2.90%
                      12/31/2008              N/A              6.132 9
                      12/31/2009              6.132              10.233 7

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 13 2.20%
                      12/31/2009              N/A              10.456 3
VISL 14 3.05%
                      12/31/2009              N/A              10.135 0
VISL 2  1.95%
                      12/31/2007              N/A              13.332 0
                      12/31/2008              13.332              6.290 2
                      12/31/2009              6.290              10.597 3
VISL 3  2.35%
                      12/31/2007              N/A              13.243 0
                      12/31/2008              13.243              6.223 11
                      12/31/2009              6.223              10.442 14
VISL 4  2.65%
                      12/31/2007              N/A              13.176 0
                      12/31/2008              13.176              6.173 0
                      12/31/2009              6.173              10.327 5
VISL 5  2.50%
                      12/31/2007              N/A              13.209 0
                      12/31/2008              13.209              6.198 3
                      12/31/2009              6.198              10.384 4
VISL 6  2.80%
                      12/31/2007              N/A              13.143 0
                      12/31/2008              13.143              6.149 14
                      12/31/2009              6.149              10.270 14
VISL 7  2.05%
                      12/31/2008              N/A              6.274 2
                      12/31/2009              6.274              10.558 3
VISL 9  2.45%
                      12/31/2008              N/A              6.207 0
                      12/31/2009              6.207              10.404 1
AZL Small Cap Stock Index Fund
VISB 1  1.90%
                      12/31/2007              N/A              9.298 5
                      12/31/2008              9.298              6.300 11
                      12/31/2009              6.300              7.717 10
VISB 10 3.00%
                      12/31/2008              N/A              6.185 0
                      12/31/2009              6.185              7.493 8
VISB 11 2.85%
                      12/31/2008              N/A              6.200 0
                      12/31/2009              6.200              7.523 0
VISB 12 3.15%
                      12/31/2008              N/A              6.169 0
                      12/31/2009              6.169              7.463 2
VISB 13 3.30%
                      12/31/2009              N/A              7.433 4
VISB 14 2.45%
                      12/31/2009              N/A              7.604 0
VISB 2  2.20%
                      12/31/2007              N/A              9.268 2
                      12/31/2008              9.268              6.261 3
                      12/31/2009              6.261              7.646 8

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

41

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 3  2.60%
                      12/31/2007              N/A              9.254 0
                      12/31/2008              9.254              6.226 4
                      12/31/2009              6.226              7.574 4
VISB 4  2.90%
                      12/31/2007              N/A              9.225 0
                      12/31/2008              9.225              6.188 1
                      12/31/2009              6.188              7.504 11
VISB 5  2.75%
                      12/31/2007              N/A              9.245 0
                      12/31/2008              9.245              6.211 1
                      12/31/2009              6.211              7.543 7
VISB 6  3.05%
                      12/31/2007              N/A              9.216 0
                      12/31/2008              9.216              6.172 0
                      12/31/2009              6.172              7.474 17
VISB 7  2.30%
                      12/31/2008              N/A              6.258 6
                      12/31/2009              6.258              7.635 2
VISB 9  2.70%
                      12/31/2008              N/A              6.216 0
                      12/31/2009              6.216              7.553 0
VISC 1  2.45%
                      12/31/2008              N/A              6.242 0
                      12/31/2009              6.242              7.604 0
VISC 10 3.00%
                      12/31/2008              N/A              6.185 0
                      12/31/2009              6.185              7.493 0
VISC 11 2.30%
                      12/31/2009              N/A              7.635 1
VISC 12 3.15%
                      12/31/2009              N/A              7.463 0
VISC 14 1.75%
                      12/31/2009              N/A              7.748 0
VISC 15 2.05%
                      12/31/2009              N/A              7.686 0
VISC 2  2.75%
                      12/31/2008              N/A              6.211 0
                      12/31/2009              6.211              7.543 1
VISC 3  2.60%
                      12/31/2008              N/A              6.226 0
                      12/31/2009              6.226              7.574 0
VISC 4  2.90%
                      12/31/2008              N/A              6.195 0
                      12/31/2009              6.195              7.513 0
VISC 5  2.15%
                      12/31/2008              N/A              6.273 0
                      12/31/2009              6.273              7.665 0
VISC 7  2.55%
                      12/31/2008              N/A              6.232 0
                      12/31/2009              6.232              7.584 0
VISC 8  2.85%
                      12/31/2008              N/A              6.200 0
                      12/31/2009              6.200              7.523 4

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 9  2.70%
                      12/31/2008              N/A              6.216 0
                      12/31/2009              6.216              7.553 0
VISI 10 2.50%
                      12/31/2008              N/A              6.237 0
                      12/31/2009              6.237              7.594 12
VISI 11 2.35%
                      12/31/2008              N/A              6.252 0
                      12/31/2009              6.252              7.624 0
VISI 12 2.65%
                      12/31/2008              N/A              6.221 0
                      12/31/2009              6.221              7.563 19
VISI 13 1.95%
                      12/31/2009              N/A              7.706 13
VISI 14 2.80%
                      12/31/2009              N/A              7.533 5
VISI 2  1.70%
                      12/31/2007              N/A              9.310 3
                      12/31/2008              9.310              6.321 10
                      12/31/2009              6.321              7.758 7
VISI 3  2.10%
                      12/31/2007              N/A              9.285 0
                      12/31/2008              9.285              6.279 7
                      12/31/2009              6.279              7.676 10
VISI 4  2.40%
                      12/31/2007              N/A              9.267 0
                      12/31/2008              9.267              6.247 3
                      12/31/2009              6.247              7.614 22
VISI 5  2.25%
                      12/31/2007              N/A              9.276 0
                      12/31/2008              9.276              6.263 5
                      12/31/2009              6.263              7.645 22
VISI 6  2.55%
                      12/31/2007              N/A              9.257 0
                      12/31/2008              9.257              6.232 1
                      12/31/2009              6.232              7.584 7
VISI 7  1.80%
                      12/31/2008              N/A              6.310 14
                      12/31/2009              6.310              7.737 29
VISI 9  2.20%
                      12/31/2008              N/A              6.261 0
                      12/31/2009              6.261              7.646 6
VISL 1  1.65%
                      12/31/2007              N/A              9.314 0
                      12/31/2008              9.314              6.326 0
                      12/31/2009              6.326              7.768 1
VISL 10 2.75%
                      12/31/2008              N/A              6.211 0
                      12/31/2009              6.211              7.543 1
VISL 11 2.60%
                      12/31/2008              N/A              6.226 0
                      12/31/2009              6.226              7.574 0
VISL 12 2.90%
                      12/31/2008              N/A              6.195 5
                      12/31/2009              6.195              7.513 6

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

42

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 13 2.20%
                      12/31/2009              N/A              7.646 0
VISL 14 3.05%
                      12/31/2009              N/A              7.474 0
VISL 2  1.95%
                      12/31/2007              N/A              9.295 0
                      12/31/2008              9.295              6.294 1
                      12/31/2009              6.294              7.706 0
VISL 3  2.35%
                      12/31/2007              N/A              9.270 0
                      12/31/2008              9.270              6.252 10
                      12/31/2009              6.252              7.624 16
VISL 4  2.65%
                      12/31/2007              N/A              9.251 0
                      12/31/2008              9.251              6.221 0
                      12/31/2009              6.221              7.563 8
VISL 5  2.50%
                      12/31/2007              N/A              9.261 0
                      12/31/2008              9.261              6.237 1
                      12/31/2009              6.237              7.594 4
VISL 6  2.80%
                      12/31/2007              N/A              9.242 0
                      12/31/2008              9.242              6.206 13
                      12/31/2009              6.206              7.533 15
VISL 7  2.05%
                      12/31/2008              N/A              6.284 8
                      12/31/2009              6.284              7.686 11
VISL 9  2.45%
                      12/31/2008              N/A              6.242 0
                      12/31/2009              6.242              7.604 0
AZL Turner Quantitative Small Cap Growth Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.602 0
                      12/31/2008              12.602              7.005 0
                      12/31/2009              7.005              9.031 0
VISB 10 3.00%
                      12/31/2008              N/A              6.727 0
                      12/31/2009              6.727              8.579 0
VISB 11 2.85%
                      12/31/2008              N/A              6.764 0
                      12/31/2009              6.764              8.638 1
VISB 12 3.15%
                      12/31/2008              N/A              6.691 0
                      12/31/2009              6.691              8.519 0
VISB 13 3.30%
                      12/31/2009              N/A              8.459 0
VISB 14 2.45%
                      12/31/2009              N/A              8.801 7
VISB 2  2.20%
                      12/31/2007              N/A              12.413 0
                      12/31/2008              12.413              6.878 1
                      12/31/2009              6.878              8.841 1
VISB 3  2.60%
                      12/31/2007              N/A              12.369 0
                      12/31/2008              12.369              6.827 5
                      12/31/2009              6.827              8.740 5

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 4  2.90%
                      12/31/2007              N/A              12.183 0
                      12/31/2008              12.183              6.704 0
                      12/31/2009              6.704              8.557 0
VISB 5  2.75%
                      12/31/2007              N/A              12.319 0
                      12/31/2008              12.319              6.789 1
                      12/31/2009              6.789              8.679 2
VISB 6  3.05%
                      12/31/2007              N/A              12.134 0
                      12/31/2008              12.134              6.667 0
                      12/31/2009              6.667              8.497 0
VISB 7  2.30%
                      12/31/2008              N/A              6.902 3
                      12/31/2009              6.902              8.863 3
VISB 9  2.70%
                      12/31/2008              N/A              6.801 0
                      12/31/2009              6.801              8.699 2
VISC 1  2.45%
                      12/31/2008              N/A              6.864 0
                      12/31/2009              6.864              8.801 0
VISC 10 3.00%
                      12/31/2008              N/A              6.727 0
                      12/31/2009              6.727              8.579 0
VISC 11 2.30%
                      12/31/2009              N/A              8.863 0
VISC 12 3.15%
                      12/31/2009              N/A              8.519 0
VISC 14 1.75%
                      12/31/2009              N/A              9.094 0
VISC 15 2.05%
                      12/31/2009              N/A              8.968 0
VISC 2  2.75%
                      12/31/2008              N/A              6.789 0
                      12/31/2009              6.789              8.679 0
VISC 3  2.60%
                      12/31/2008              N/A              6.827 0
                      12/31/2009              6.827              8.740 0
VISC 4  2.90%
                      12/31/2008              N/A              6.752 0
                      12/31/2009              6.752              8.618 0
VISC 5  2.15%
                      12/31/2008              N/A              6.941 0
                      12/31/2009              6.941              8.926 0
VISC 7  2.55%
                      12/31/2008              N/A              6.839 0
                      12/31/2009              6.839              8.760 0
VISC 8  2.85%
                      12/31/2008              N/A              6.764 0
                      12/31/2009              6.764              8.638 0
VISC 9  2.70%
                      12/31/2008              N/A              6.801 0
                      12/31/2009              6.801              8.699 0
VISI 10 2.50%
                      12/31/2008              N/A              6.852 0
                      12/31/2009              6.852              8.781 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

43

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 11 2.35%
                      12/31/2008              N/A              6.890 0
                      12/31/2009              6.890              8.843 0
VISI 12 2.65%
                      12/31/2008              N/A              6.814 0
                      12/31/2009              6.814              8.719 0
VISI 13 1.95%
                      12/31/2009              N/A              9.010 6
VISI 14 2.80%
                      12/31/2009              N/A              8.658 0
VISI 2  1.70%
                      12/31/2007              N/A              12.670 0
                      12/31/2008              12.670              7.056 0
                      12/31/2009              7.056              9.116 0
VISI 3  2.10%
                      12/31/2007              N/A              12.535 0
                      12/31/2008              12.535              6.953 2
                      12/31/2009              6.953              8.947 30
VISI 4  2.40%
                      12/31/2007              N/A              12.435 0
                      12/31/2008              12.435              6.877 1
                      12/31/2009              6.877              8.822 2
VISI 5  2.25%
                      12/31/2007              N/A              12.485 0
                      12/31/2008              12.485              6.915 4
                      12/31/2009              6.915              8.884 3
VISI 6  2.55%
                      12/31/2007              N/A              12.385 0
                      12/31/2008              12.385              6.839 0
                      12/31/2009              6.839              8.760 1
VISI 7  1.80%
                      12/31/2008              N/A              7.031 10
                      12/31/2009              7.031              9.073 12
VISI 9  2.20%
                      12/31/2008              N/A              6.878 0
                      12/31/2009              6.878              8.841 0
VISL 1  1.65%
                      12/31/2007              N/A              12.687 0
                      12/31/2008              12.687              7.069 1
                      12/31/2009              7.069              9.137 2
VISL 10 2.75%
                      12/31/2008              N/A              6.789 0
                      12/31/2009              6.789              8.679 0
VISL 11 2.60%
                      12/31/2008              N/A              6.827 0
                      12/31/2009              6.827              8.740 0
VISL 12 2.90%
                      12/31/2008              N/A              6.752 0
                      12/31/2009              6.752              8.618 0
VISL 13 2.20%
                      12/31/2009              N/A              8.841 0
VISL 14 3.05%
                      12/31/2009              N/A              8.497 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 2  1.95%
                      12/31/2007              N/A              12.585 0
                      12/31/2008              12.585              6.992 1
                      12/31/2009              6.992              9.010 2
VISL 3  2.35%
                      12/31/2007              N/A              12.452 0
                      12/31/2008              12.452              6.890 5
                      12/31/2009              6.890              8.843 8
VISL 4  2.65%
                      12/31/2007              N/A              12.352 0
                      12/31/2008              12.352              6.814 0
                      12/31/2009              6.814              8.719 0
VISL 5  2.50%
                      12/31/2007              N/A              12.402 0
                      12/31/2008              12.402              6.852 1
                      12/31/2009              6.852              8.781 3
VISL 6  2.80%
                      12/31/2007              N/A              12.303 0
                      12/31/2008              12.303              6.777 1
                      12/31/2009              6.777              8.658 2
VISL 7  2.05%
                      12/31/2008              N/A              6.966 6
                      12/31/2009              6.966              8.968 1
VISL 9  2.45%
                      12/31/2008              N/A              6.864 1
                      12/31/2009              6.864              8.801 3
AZL Van Kampen Equity and Income Fund
VISB 1  1.90%
                      12/31/2007              N/A              12.599 3
                      12/31/2008              12.599              9.404 15
                      12/31/2009              9.404              11.335 29
VISB 10 3.00%
                      12/31/2008              N/A              8.934 3
                      12/31/2009              8.934              10.650 2
VISB 11 2.85%
                      12/31/2008              N/A              8.996 0
                      12/31/2009              8.996              10.740 7
VISB 12 3.15%
                      12/31/2008              N/A              8.871 0
                      12/31/2009              8.871              10.560 0
VISB 13 3.30%
                      12/31/2009              N/A              10.471 1
VISB 14 2.45%
                      12/31/2009              N/A              10.987 2
VISB 2  2.20%
                      12/31/2007              N/A              12.335 1
                      12/31/2008              12.335              9.180 8
                      12/31/2009              9.180              11.032 17
VISB 3  2.60%
                      12/31/2007              N/A              12.279 0
                      12/31/2008              12.279              9.101 17
                      12/31/2009              9.101              10.894 2

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

44

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 4  2.90%
                      12/31/2007              N/A              12.022 0
                      12/31/2008              12.022              8.884 0
                      12/31/2009              8.884              10.602 5
VISB 5  2.75%
                      12/31/2007              N/A              12.211 0
                      12/31/2008              12.211              9.038 1
                      12/31/2009              9.038              10.802 5
VISB 6  3.05%
                      12/31/2007              N/A              11.956 0
                      12/31/2008              11.956              8.822 0
                      12/31/2009              8.822              10.513 2
VISB 7  2.30%
                      12/31/2008              N/A              9.230 0
                      12/31/2009              9.230              11.081 1
VISB 9  2.70%
                      12/31/2008              N/A              9.059 0
                      12/31/2009              9.059              10.832 0
VISC 1  2.45%
                      12/31/2008              N/A              9.165 0
                      12/31/2009              9.165              10.987 0
VISC 10 3.00%
                      12/31/2008              N/A              8.934 0
                      12/31/2009              8.934              10.650 0
VISC 11 2.30%
                      12/31/2009              N/A              11.081 0
VISC 12 3.15%
                      12/31/2009              N/A              10.560 0
VISC 14 1.75%
                      12/31/2009              N/A              11.423 0
VISC 15 2.05%
                      12/31/2009              N/A              11.240 1
VISC 2  2.75%
                      12/31/2008              N/A              9.038 0
                      12/31/2009              9.038              10.802 0
VISC 3  2.60%
                      12/31/2008              N/A              9.101 0
                      12/31/2009              9.101              10.894 0
VISC 4  2.90%
                      12/31/2008              N/A              8.975 0
                      12/31/2009              8.975              10.710 0
VISC 5  2.15%
                      12/31/2008              N/A              9.295 1
                      12/31/2009              9.295              11.176 0
VISC 7  2.55%
                      12/31/2008              N/A              9.123 0
                      12/31/2009              9.123              10.925 0
VISC 8  2.85%
                      12/31/2008              N/A              8.996 0
                      12/31/2009              8.996              10.740 0
VISC 9  2.70%
                      12/31/2008              N/A              9.059 0
                      12/31/2009              9.059              10.832 0
VISI 10 2.50%
                      12/31/2008              N/A              9.144 0
                      12/31/2009              9.144              10.956 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 11 2.35%
                      12/31/2008              N/A              9.208 0
                      12/31/2009              9.208              11.050 36
VISI 12 2.65%
                      12/31/2008              N/A              9.080 0
                      12/31/2009              9.080              10.863 17
VISI 13 1.95%
                      12/31/2009              N/A              11.303 10
VISI 14 2.80%
                      12/31/2009              N/A              10.771 2
VISI 2  1.70%
                      12/31/2007              N/A              12.691 0
                      12/31/2008              12.691              9.492 3
                      12/31/2009              9.492              11.465 53
VISI 3  2.10%
                      12/31/2007              N/A              12.506 0
                      12/31/2008              12.506              9.317 31
                      12/31/2009              9.317              11.207 63
VISI 4  2.40%
                      12/31/2007              N/A              12.369 0
                      12/31/2008              12.369              9.187 0
                      12/31/2009              9.187              11.018 2
VISI 5  2.25%
                      12/31/2007              N/A              12.438 0
                      12/31/2008              12.438              9.252 5
                      12/31/2009              9.252              11.112 17
VISI 6  2.55%
                      12/31/2007              N/A              12.301 0
                      12/31/2008              12.301              9.123 0
                      12/31/2009              9.123              10.925 0
VISI 7  1.80%
                      12/31/2008              N/A              9.448 25
                      12/31/2009              9.448              11.400 35
VISI 9  2.20%
                      12/31/2008              N/A              9.180 0
                      12/31/2009              9.180              11.032 0
VISL 1  1.65%
                      12/31/2007              N/A              12.715 1
                      12/31/2008              12.715              9.515 1
                      12/31/2009              9.515              11.497 16
VISL 10 2.75%
                      12/31/2008              N/A              9.038 0
                      12/31/2009              9.038              10.802 2
VISL 11 2.60%
                      12/31/2008              N/A              9.101 0
                      12/31/2009              9.101              10.894 0
VISL 12 2.90%
                      12/31/2008              N/A              8.975 0
                      12/31/2009              8.975              10.710 7
VISL 13 2.20%
                      12/31/2009              N/A              11.032 9
VISL 14 3.05%
                      12/31/2009              N/A              10.513 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

45

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 2  1.95%
                      12/31/2007              N/A              12.575 0
                      12/31/2008              12.575              9.382 0
                      12/31/2009              9.382              11.303 10
VISL 3  2.35%
                      12/31/2007              N/A              12.392 0
                      12/31/2008              12.392              9.208 3
                      12/31/2009              9.208              11.050 176
VISL 4  2.65%
                      12/31/2007              N/A              12.256 0
                      12/31/2008              12.256              9.080 0
                      12/31/2009              9.080              10.863 0
VISL 5  2.50%
                      12/31/2007              N/A              12.324 0
                      12/31/2008              12.324              9.144 1
                      12/31/2009              9.144              10.956 7
VISL 6  2.80%
                      12/31/2007              N/A              12.189 0
                      12/31/2008              12.189              9.017 0
                      12/31/2009              9.017              10.771 0
VISL 7  2.05%
                      12/31/2008              N/A              9.339 5
                      12/31/2009              9.339              11.240 12
VISL 9  2.45%
                      12/31/2008              N/A              9.165 0
                      12/31/2009              9.165              10.987 0
AZL Van Kampen Global Real Estate Fund
VISB 1  1.90%
                      12/31/2007              N/A              10.761 4
                      12/31/2008              10.761              5.719 7
                      12/31/2009              5.719              7.867 4
VISB 10 3.00%
                      12/31/2008              N/A              5.554 0
                      12/31/2009              5.554              7.555 0
VISB 11 2.85%
                      12/31/2008              N/A              5.575 0
                      12/31/2009              5.575              7.597 3
VISB 12 3.15%
                      12/31/2008              N/A              5.531 0
                      12/31/2009              5.531              7.514 0
VISB 13 3.30%
                      12/31/2009              N/A              7.473 0
VISB 14 2.45%
                      12/31/2009              N/A              7.709 0
VISB 2  2.20%
                      12/31/2007              N/A              10.663 0
                      12/31/2008              10.663              5.650 1
                      12/31/2009              5.650              7.748 2
VISB 3  2.60%
                      12/31/2007              N/A              10.636 0
                      12/31/2008              10.636              5.613 11
                      12/31/2009              5.613              7.667 12
VISB 4  2.90%
                      12/31/2007              N/A              10.539 0
                      12/31/2008              10.539              5.545 1
                      12/31/2009              5.545              7.552 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2007              N/A              10.609 0
                      12/31/2008              10.609              5.590 7
                      12/31/2009              5.590              7.625 11
VISB 6  3.05%
                      12/31/2007              N/A              10.512 0
                      12/31/2008              10.512              5.523 5
                      12/31/2009              5.523              7.510 4
VISB 7  2.30%
                      12/31/2008              N/A              5.658 2
                      12/31/2009              5.658              7.752 3
VISB 9  2.70%
                      12/31/2008              N/A              5.598 0
                      12/31/2009              5.598              7.639 3
VISC 1  2.45%
                      12/31/2008              N/A              5.635 0
                      12/31/2009              5.635              7.709 0
VISC 10 3.00%
                      12/31/2008              N/A              5.554 0
                      12/31/2009              5.554              7.555 0
VISC 11 2.30%
                      12/31/2009              N/A              7.752 0
VISC 12 3.15%
                      12/31/2009              N/A              7.514 0
VISC 14 1.75%
                      12/31/2009              N/A              7.910 1
VISC 15 2.05%
                      12/31/2009              N/A              7.824 0
VISC 2  2.75%
                      12/31/2008              N/A              5.590 0
                      12/31/2009              5.590              7.625 0
VISC 3  2.60%
                      12/31/2008              N/A              5.613 0
                      12/31/2009              5.613              7.667 0
VISC 4  2.90%
                      12/31/2008              N/A              5.568 0
                      12/31/2009              5.568              7.583 0
VISC 5  2.15%
                      12/31/2008              N/A              5.681 0
                      12/31/2009              5.681              7.795 0
VISC 7  2.55%
                      12/31/2008              N/A              5.620 0
                      12/31/2009              5.620              7.681 0
VISC 8  2.85%
                      12/31/2008              N/A              5.575 0
                      12/31/2009              5.575              7.597 0
VISC 9  2.70%
                      12/31/2008              N/A              5.598 0
                      12/31/2009              5.598              7.639 0
VISI 10 2.50%
                      12/31/2008              N/A              5.628 0
                      12/31/2009              5.628              7.695 0
VISI 11 2.35%
                      12/31/2008              N/A              5.651 0
                      12/31/2009              5.651              7.738 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

46

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 12 2.65%
                      12/31/2008              N/A              5.605 0
                      12/31/2009              5.605              7.653 0
VISI 13 1.95%
                      12/31/2009              N/A              7.852 10
VISI 14 2.80%
                      12/31/2009              N/A              7.611 0
VISI 2  1.70%
                      12/31/2007              N/A              10.797 1
                      12/31/2008              10.797              5.750 1
                      12/31/2009              5.750              7.925 1
VISI 3  2.10%
                      12/31/2007              N/A              10.725 0
                      12/31/2008              10.725              5.689 14
                      12/31/2009              5.689              7.809 29
VISI 4  2.40%
                      12/31/2007              N/A              10.671 0
                      12/31/2008              10.671              5.643 5
                      12/31/2009              5.643              7.723 9
VISI 5  2.25%
                      12/31/2007              N/A              10.698 0
                      12/31/2008              10.698              5.666 9
                      12/31/2009              5.666              7.766 9
VISI 6  2.55%
                      12/31/2007              N/A              10.645 0
                      12/31/2008              10.645              5.620 1
                      12/31/2009              5.620              7.681 1
VISI 7  1.80%
                      12/31/2008              N/A              5.735 12
                      12/31/2009              5.735              7.896 17
VISI 9  2.20%
                      12/31/2008              N/A              5.650 0
                      12/31/2009              5.650              7.748 3
VISL 1  1.65%
                      12/31/2007              N/A              10.806 1
                      12/31/2008              10.806              5.758 3
                      12/31/2009              5.758              7.940 2
VISL 10 2.75%
                      12/31/2008              N/A              5.590 0
                      12/31/2009              5.590              7.625 0
VISL 11 2.60%
                      12/31/2008              N/A              5.613 0
                      12/31/2009              5.613              7.667 0
VISL 12 2.90%
                      12/31/2008              N/A              5.568 7
                      12/31/2009              5.568              7.583 6
VISL 13 2.20%
                      12/31/2009              N/A              7.748 0
VISL 14 3.05%
                      12/31/2009              N/A              7.510 0
VISL 2  1.95%
                      12/31/2007              N/A              10.752 0
                      12/31/2008              10.752              5.711 3
                      12/31/2009              5.711              7.852 4

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 3  2.35%
                      12/31/2007              N/A              10.680 0
                      12/31/2008              10.680              5.651 8
                      12/31/2009              5.651              7.738 8
VISL 4  2.65%
                      12/31/2007              N/A              10.627 0
                      12/31/2008              10.627              5.605 0
                      12/31/2009              5.605              7.653 0
VISL 5  2.50%
                      12/31/2007              N/A              10.653 0
                      12/31/2008              10.653              5.628 1
                      12/31/2009              5.628              7.695 1
VISL 6  2.80%
                      12/31/2007              N/A              10.600 0
                      12/31/2008              10.600              5.583 1
                      12/31/2009              5.583              7.611 3
VISL 7  2.05%
                      12/31/2008              N/A              5.696 1
                      12/31/2009              5.696              7.824 1
VISL 9  2.45%
                      12/31/2008              N/A              5.635 2
                      12/31/2009              5.635              7.709 3
AZL Van Kampen Growth and Income Fund
VISB 1  1.90%
                      12/31/2007              N/A              13.822 1
                      12/31/2008              13.822              9.106 1
                      12/31/2009              9.106              11.047 2
VISB 10 3.00%
                      12/31/2008              N/A              8.368 0
                      12/31/2009              8.368              10.041 2
VISB 11 2.85%
                      12/31/2008              N/A              8.465 0
                      12/31/2009              8.465              10.173 8
VISB 12 3.15%
                      12/31/2008              N/A              8.272 0
                      12/31/2009              8.272              9.911 0
VISB 13 3.30%
                      12/31/2009              N/A              9.783 0
VISB 14 2.45%
                      12/31/2009              N/A              10.532 1
VISB 2  2.20%
                      12/31/2007              N/A              13.291 0
                      12/31/2008              13.291              8.729 1
                      12/31/2009              8.729              10.558 0
VISB 3  2.60%
                      12/31/2007              N/A              13.191 0
                      12/31/2008              13.191              8.629 1
                      12/31/2009              8.629              10.396 1
VISB 4  2.90%
                      12/31/2007              N/A              12.684 0
                      12/31/2008              12.684              8.272 0
                      12/31/2009              8.272              9.936 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

47

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2007              N/A              13.060 0
                      12/31/2008              13.060              8.530 1
                      12/31/2009              8.530              10.261 3
VISB 6  3.05%
                      12/31/2007              N/A              12.557 0
                      12/31/2008              12.557              8.178 0
                      12/31/2009              8.178              9.807 0
VISB 7  2.30%
                      12/31/2008              N/A              8.830 0
                      12/31/2009              8.830              10.670 0
VISB 9  2.70%
                      12/31/2008              N/A              8.563 0
                      12/31/2009              8.563              10.306 4
VISC 1  2.45%
                      12/31/2008              N/A              8.729 0
                      12/31/2009              8.729              10.532 0
VISC 10 3.00%
                      12/31/2008              N/A              8.368 0
                      12/31/2009              8.368              10.041 0
VISC 11 2.30%
                      12/31/2009              N/A              10.670 0
VISC 12 3.15%
                      12/31/2009              N/A              9.911 0
VISC 14 1.75%
                      12/31/2009              N/A              11.182 0
VISC 15 2.05%
                      12/31/2009              N/A              10.904 0
VISC 2  2.75%
                      12/31/2008              N/A              8.530 0
                      12/31/2009              8.530              10.261 0
VISC 3  2.60%
                      12/31/2008              N/A              8.629 0
                      12/31/2009              8.629              10.396 0
VISC 4  2.90%
                      12/31/2008              N/A              8.433 0
                      12/31/2009              8.433              10.128 0
VISC 5  2.15%
                      12/31/2008              N/A              8.932 0
                      12/31/2009              8.932              10.810 0
VISC 7  2.55%
                      12/31/2008              N/A              8.662 0
                      12/31/2009              8.662              10.441 0
VISC 8  2.85%
                      12/31/2008              N/A              8.465 0
                      12/31/2009              8.465              10.173 0
VISC 9  2.70%
                      12/31/2008              N/A              8.563 0
                      12/31/2009              8.563              10.306 0
VISI 10 2.50%
                      12/31/2008              N/A              8.696 0
                      12/31/2009              8.696              10.486 0
VISI 11 2.35%
                      12/31/2008              N/A              8.796 0
                      12/31/2009              8.796              10.624 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 12 2.65%
                      12/31/2008              N/A              8.596 0
                      12/31/2009              8.596              10.351 0
VISI 13 1.95%
                      12/31/2009              N/A              10.999 20
VISI 14 2.80%
                      12/31/2009              N/A              10.217 0
VISI 2  1.70%
                      12/31/2007              N/A              14.008 0
                      12/31/2008              14.008              9.246 0
                      12/31/2009              9.246              11.240 2
VISI 3  2.10%
                      12/31/2007              N/A              13.639 0
                      12/31/2008              13.639              8.967 9
                      12/31/2009              8.967              10.857 11
VISI 4  2.40%
                      12/31/2007              N/A              13.368 0
                      12/31/2008              13.368              8.763 1
                      12/31/2009              8.763              10.578 1
VISI 5  2.25%
                      12/31/2007              N/A              13.503 0
                      12/31/2008              13.503              8.864 3
                      12/31/2009              8.864              10.716 2
VISI 6  2.55%
                      12/31/2007              N/A              13.235 0
                      12/31/2008              13.235              8.662 0
                      12/31/2009              8.662              10.441 0
VISI 7  1.80%
                      12/31/2008              N/A              9.176 0
                      12/31/2009              9.176              11.143 9
VISI 9  2.20%
                      12/31/2008              N/A              8.729 0
                      12/31/2009              8.729              10.558 0
VISL 1  1.65%
                      12/31/2007              N/A              14.055 0
                      12/31/2008              14.055              9.282 0
                      12/31/2009              9.282              11.289 6
VISL 10 2.75%
                      12/31/2008              N/A              8.530 0
                      12/31/2009              8.530              10.261 0
VISL 11 2.60%
                      12/31/2008              N/A              8.629 0
                      12/31/2009              8.629              10.396 4
VISL 12 2.90%
                      12/31/2008              N/A              8.433 18
                      12/31/2009              8.433              10.128 19
VISL 13 2.20%
                      12/31/2009              N/A              10.558 0
VISL 14 3.05%
                      12/31/2009              N/A              9.807 0
VISL 2  1.95%
                      12/31/2007              N/A              13.776 0
                      12/31/2008              13.776              9.071 1
                      12/31/2009              9.071              10.999 1

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

48

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 3  2.35%
                      12/31/2007              N/A              13.413 0
                      12/31/2008              13.413              8.796 8
                      12/31/2009              8.796              10.624 15
VISL 4  2.65%
                      12/31/2007              N/A              13.147 0
                      12/31/2008              13.147              8.596 0
                      12/31/2009              8.596              10.351 0
VISL 5  2.50%
                      12/31/2007              N/A              13.279 0
                      12/31/2008              13.279              8.696 3
                      12/31/2009              8.696              10.486 7
VISL 6  2.80%
                      12/31/2007              N/A              13.016 0
                      12/31/2008              13.016              8.498 0
                      12/31/2009              8.498              10.217 0
VISL 7  2.05%
                      12/31/2008              N/A              9.001 0
                      12/31/2009              9.001              10.904 1
VISL 9  2.45%
                      12/31/2008              N/A              8.729 1
                      12/31/2009              8.729              10.532 1
AZL Van Kampen International Equity Fund
VISB 1  1.90%
                      12/31/2007              N/A              18.912 3
                      12/31/2008              18.912              13.255 3
                      12/31/2009              13.255              16.429 4
VISB 10 3.00%
                      12/31/2008              N/A              12.453 0
                      12/31/2009              12.453              15.265 0
VISB 11 2.85%
                      12/31/2008              N/A              12.559 0
                      12/31/2009              12.559              15.419 2
VISB 12 3.15%
                      12/31/2008              N/A              12.347 0
                      12/31/2009              12.347              15.113 0
VISB 13 3.30%
                      12/31/2009              N/A              14.963 0
VISB 14 2.45%
                      12/31/2009              N/A              15.837 1
VISB 2  2.20%
                      12/31/2007              N/A              18.404 0
                      12/31/2008              18.404              12.861 0
                      12/31/2009              12.861              15.892 4
VISB 3  2.60%
                      12/31/2007              N/A              18.303 0
                      12/31/2008              18.303              12.739 1
                      12/31/2009              12.739              15.679 10
VISB 4  2.90%
                      12/31/2007              N/A              17.812 0
                      12/31/2008              17.812              12.359 0
                      12/31/2009              12.359              15.166 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2007              N/A              18.176 0
                      12/31/2008              18.176              12.631 1
                      12/31/2009              12.631              15.522 6
VISB 6  3.05%
                      12/31/2007              N/A              17.687 0
                      12/31/2008              17.687              12.255 0
                      12/31/2009              12.255              15.015 1
VISB 7  2.30%
                      12/31/2008              N/A              12.958 0
                      12/31/2009              12.958              15.996 2
VISB 9  2.70%
                      12/31/2008              N/A              12.667 0
                      12/31/2009              12.667              15.574 3
VISC 1  2.45%
                      12/31/2008              N/A              12.848 0
                      12/31/2009              12.848              15.837 0
VISC 10 3.00%
                      12/31/2008              N/A              12.453 0
                      12/31/2009              12.453              15.265 0
VISC 11 2.30%
                      12/31/2009              N/A              15.996 0
VISC 12 3.15%
                      12/31/2009              N/A              15.113 0
VISC 14 1.75%
                      12/31/2009              N/A              16.581 0
VISC 15 2.05%
                      12/31/2009              N/A              16.265 0
VISC 2  2.75%
                      12/31/2008              N/A              12.631 0
                      12/31/2009              12.631              15.522 0
VISC 3  2.60%
                      12/31/2008              N/A              12.739 0
                      12/31/2009              12.739              15.679 0
VISC 4  2.90%
                      12/31/2008              N/A              12.524 0
                      12/31/2009              12.524              15.368 0
VISC 5  2.15%
                      12/31/2008              N/A              13.068 0
                      12/31/2009              13.068              16.157 0
VISC 7  2.55%
                      12/31/2008              N/A              12.775 0
                      12/31/2009              12.775              15.731 0
VISC 8  2.85%
                      12/31/2008              N/A              12.559 0
                      12/31/2009              12.559              15.419 0
VISC 9  2.70%
                      12/31/2008              N/A              12.667 0
                      12/31/2009              12.667              15.574 0
VISI 10 2.50%
                      12/31/2008              N/A              12.811 0
                      12/31/2009              12.811              15.784 1
VISI 11 2.35%
                      12/31/2008              N/A              12.921 1
                      12/31/2009              12.921              15.943 2

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

49

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 12 2.65%
                      12/31/2008              N/A              12.703 0
                      12/31/2009              12.703              15.626 0
VISI 13 1.95%
                      12/31/2009              N/A              16.374 14
VISI 14 2.80%
                      12/31/2009              N/A              15.471 0
VISI 2  1.70%
                      12/31/2007              N/A              19.090 1
                      12/31/2008              19.090              13.407 2
                      12/31/2009              13.407              16.650 8
VISI 3  2.10%
                      12/31/2007              N/A              18.736 0
                      12/31/2008              18.736              13.105 12
                      12/31/2009              13.105              16.211 49
VISI 4  2.40%
                      12/31/2007              N/A              18.475 0
                      12/31/2008              18.475              12.884 3
                      12/31/2009              12.884              15.890 6
VISI 5  2.25%
                      12/31/2007              N/A              18.605 0
                      12/31/2008              18.605              12.994 2
                      12/31/2009              12.994              16.049 6
VISI 6  2.55%
                      12/31/2007              N/A              18.346 0
                      12/31/2008              18.346              12.775 0
                      12/31/2009              12.775              15.731 0
VISI 7  1.80%
                      12/31/2008              N/A              13.331 20
                      12/31/2009              13.331              16.539 34
VISI 9  2.20%
                      12/31/2008              N/A              12.861 1
                      12/31/2009              12.861              15.892 1
VISL 1  1.65%
                      12/31/2007              N/A              19.135 0
                      12/31/2008              19.135              13.445 0
                      12/31/2009              13.445              16.706 3
VISL 10 2.75%
                      12/31/2008              N/A              12.631 0
                      12/31/2009              12.631              15.522 0
VISL 11 2.60%
                      12/31/2008              N/A              12.739 0
                      12/31/2009              12.739              15.679 0
VISL 12 2.90%
                      12/31/2008              N/A              12.524 0
                      12/31/2009              12.524              15.368 0
VISL 13 2.20%
                      12/31/2009              N/A              15.892 1
VISL 14 3.05%
                      12/31/2009              N/A              15.015 0
VISL 2  1.95%
                      12/31/2007              N/A              18.868 0
                      12/31/2008              18.868              13.218 1
                      12/31/2009              13.218              16.374 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 3  2.35%
                      12/31/2007              N/A              18.519 0
                      12/31/2008              18.519              12.921 4
                      12/31/2009              12.921              15.943 16
VISL 4  2.65%
                      12/31/2007              N/A              18.261 0
                      12/31/2008              18.261              12.703 1
                      12/31/2009              12.703              15.626 2
VISL 5  2.50%
                      12/31/2007              N/A              18.389 0
                      12/31/2008              18.389              12.811 0
                      12/31/2009              12.811              15.784 4
VISL 6  2.80%
                      12/31/2007              N/A              18.133 0
                      12/31/2008              18.133              12.595 0
                      12/31/2009              12.595              15.471 1
VISL 7  2.05%
                      12/31/2008              N/A              13.143 0
                      12/31/2009              13.143              16.265 4
VISL 9  2.45%
                      12/31/2008              N/A              12.848 0
                      12/31/2009              12.848              15.837 0
AZL Van Kampen Mid Cap Growth Fund
VISB 1  1.90%
                      12/31/2007              N/A              15.661 1
                      12/31/2008              15.661              7.910 7
                      12/31/2009              7.910              12.237 8
VISB 10 3.00%
                      12/31/2008              N/A              7.270 1
                      12/31/2009              7.270              11.123 4
VISB 11 2.85%
                      12/31/2008              N/A              7.354 0
                      12/31/2009              7.354              11.269 0
VISB 12 3.15%
                      12/31/2008              N/A              7.187 0
                      12/31/2009              7.187              10.979 0
VISB 13 3.30%
                      12/31/2009              N/A              10.837 0
VISB 14 2.45%
                      12/31/2009              N/A              11.667 2
VISB 2  2.20%
                      12/31/2007              N/A              15.059 5
                      12/31/2008              15.059              7.583 7
                      12/31/2009              7.583              11.696 5
VISB 3  2.60%
                      12/31/2007              N/A              14.946 0
                      12/31/2008              14.946              7.497 16
                      12/31/2009              7.497              11.516 14
VISB 4  2.90%
                      12/31/2007              N/A              14.372 0
                      12/31/2008              14.372              7.187 0
                      12/31/2009              7.187              11.007 4

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

50

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2007              N/A              14.797 0
                      12/31/2008              14.797              7.411 4
                      12/31/2009              7.411              11.367 7
VISB 6  3.05%
                      12/31/2007              N/A              14.228 0
                      12/31/2008              14.228              7.104 0
                      12/31/2009              7.104              10.864 4
VISB 7  2.30%
                      12/31/2008              N/A              7.671 2
                      12/31/2009              7.671              11.820 4
VISB 9  2.70%
                      12/31/2008              N/A              7.439 0
                      12/31/2009              7.439              11.416 0
VISC 1  2.45%
                      12/31/2008              N/A              7.583 0
                      12/31/2009              7.583              11.667 0
VISC 10 3.00%
                      12/31/2008              N/A              7.270 0
                      12/31/2009              7.270              11.123 0
VISC 11 2.30%
                      12/31/2009              N/A              11.820 0
VISC 12 3.15%
                      12/31/2009              N/A              10.979 0
VISC 14 1.75%
                      12/31/2009              N/A              12.388 1
VISC 15 2.05%
                      12/31/2009              N/A              12.079 0
VISC 2  2.75%
                      12/31/2008              N/A              7.411 0
                      12/31/2009              7.411              11.367 0
VISC 3  2.60%
                      12/31/2008              N/A              7.497 0
                      12/31/2009              7.497              11.516 0
VISC 4  2.90%
                      12/31/2008              N/A              7.326 0
                      12/31/2009              7.326              11.220 0
VISC 5  2.15%
                      12/31/2008              N/A              7.760 0
                      12/31/2009              7.760              11.975 0
VISC 7  2.55%
                      12/31/2008              N/A              7.525 0
                      12/31/2009              7.525              11.566 0
VISC 8  2.85%
                      12/31/2008              N/A              7.354 0
                      12/31/2009              7.354              11.269 0
VISC 9  2.70%
                      12/31/2008              N/A              7.439 0
                      12/31/2009              7.439              11.416 0
VISI 10 2.50%
                      12/31/2008              N/A              7.554 1
                      12/31/2009              7.554              11.616 1
VISI 11 2.35%
                      12/31/2008              N/A              7.642 0
                      12/31/2009              7.642              11.769 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 12 2.65%
                      12/31/2008              N/A              7.468 0
                      12/31/2009              7.468              11.466 0
VISI 13 1.95%
                      12/31/2009              N/A              12.184 12
VISI 14 2.80%
                      12/31/2009              N/A              11.318 0
VISI 2  1.70%
                      12/31/2007              N/A              15.872 1
                      12/31/2008              15.872              8.033 3
                      12/31/2009              8.033              12.451 7
VISI 3  2.10%
                      12/31/2007              N/A              15.454 0
                      12/31/2008              15.454              7.790 61
                      12/31/2009              7.790              12.027 89
VISI 4  2.40%
                      12/31/2007              N/A              15.147 0
                      12/31/2008              15.147              7.613 2
                      12/31/2009              7.613              11.718 6
VISI 5  2.25%
                      12/31/2007              N/A              15.300 0
                      12/31/2008              15.300              7.701 5
                      12/31/2009              7.701              11.871 6
VISI 6  2.55%
                      12/31/2007              N/A              14.996 0
                      12/31/2008              14.996              7.525 0
                      12/31/2009              7.525              11.566 2
VISI 7  1.80%
                      12/31/2008              N/A              7.971 12
                      12/31/2009              7.971              12.344 22
VISI 9  2.20%
                      12/31/2008              N/A              7.583 0
                      12/31/2009              7.583              11.696 3
VISL 1  1.65%
                      12/31/2007              N/A              15.925 1
                      12/31/2008              15.925              8.064 3
                      12/31/2009              8.064              12.506 10
VISL 10 2.75%
                      12/31/2008              N/A              7.411 0
                      12/31/2009              7.411              11.367 0
VISL 11 2.60%
                      12/31/2008              N/A              7.497 0
                      12/31/2009              7.497              11.516 0
VISL 12 2.90%
                      12/31/2008              N/A              7.326 0
                      12/31/2009              7.326              11.220 0
VISL 13 2.20%
                      12/31/2009              N/A              11.696 1
VISL 14 3.05%
                      12/31/2009              N/A              10.864 0
VISL 2  1.95%
                      12/31/2007              N/A              15.609 0
                      12/31/2008              15.609              7.880 0
                      12/31/2009              7.880              12.184 1

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

51

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 3  2.35%
                      12/31/2007              N/A              15.198 0
                      12/31/2008              15.198              7.642 10
                      12/31/2009              7.642              11.769 10
VISL 4  2.65%
                      12/31/2007              N/A              14.897 0
                      12/31/2008              14.897              7.468 0
                      12/31/2009              7.468              11.466 0
VISL 5  2.50%
                      12/31/2007              N/A              15.046 0
                      12/31/2008              15.046              7.554 4
                      12/31/2009              7.554              11.616 4
VISL 6  2.80%
                      12/31/2007              N/A              14.748 0
                      12/31/2008              14.748              7.382 1
                      12/31/2009              7.382              11.318 1
VISL 7  2.05%
                      12/31/2008              N/A              7.820 1
                      12/31/2009              7.820              12.079 1
VISL 9  2.45%
                      12/31/2008              N/A              7.583 3
                      12/31/2009              7.583              11.667 3
BlackRock Global Allocation V.I. Fund
VISB 1  1.90%
                      12/31/2008              N/A              7.893 1
                      12/31/2009              7.893              9.364 162
VISB 10 3.00%
                      12/31/2008              N/A              7.835 0
                      12/31/2009              7.835              9.194 0
VISB 11 2.85%
                      12/31/2008              N/A              7.843 0
                      12/31/2009              7.843              9.217 31
VISB 12 3.15%
                      12/31/2008              N/A              12.590 0
                      12/31/2009              12.590              14.751 19
VISB 13 3.30%
                      12/31/2009              N/A              9.148 0
VISB 14 2.45%
                      12/31/2009              N/A              9.278 19
VISB 2  2.20%
                      12/31/2008              N/A              7.877 1
                      12/31/2009              7.877              9.317 60
VISB 3  2.60%
                      12/31/2008              N/A              7.856 20
                      12/31/2009              7.856              9.255 26
VISB 4  2.90%
                      12/31/2008              N/A              7.840 2
                      12/31/2009              7.840              9.209 40
VISB 5  2.75%
                      12/31/2008              N/A              7.848 0
                      12/31/2009              7.848              9.232 9
VISB 6  3.05%
                      12/31/2008              N/A              7.832 0
                      12/31/2009              7.832              9.186 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 7  2.30%
                      12/31/2008              N/A              7.872 18
                      12/31/2009              7.872              9.302 32
VISB 9  2.70%
                      12/31/2008              N/A              7.851 0
                      12/31/2009              7.851              9.240 12
VISC 1  2.45%
                      12/31/2008              N/A              7.864 6
                      12/31/2009              7.864              9.278 5
VISC 10 3.00%
                      12/31/2008              N/A              7.835 0
                      12/31/2009              7.835              9.194 0
VISC 11 2.30%
                      12/31/2009              N/A              9.302 1
VISC 12 3.15%
                      12/31/2009              N/A              14.751 0
VISC 14 1.75%
                      12/31/2009              N/A              9.388 4
VISC 15 2.05%
                      12/31/2009              N/A              9.341 2
VISC 2  2.75%
                      12/31/2008              N/A              7.848 0
                      12/31/2009              7.848              9.232 0
VISC 3  2.60%
                      12/31/2008              N/A              7.856 0
                      12/31/2009              7.856              9.255 0
VISC 4  2.90%
                      12/31/2008              N/A              7.840 0
                      12/31/2009              7.840              9.209 0
VISC 5  2.15%
                      12/31/2008              N/A              7.880 3
                      12/31/2009              7.880              9.325 4
VISC 7  2.55%
                      12/31/2008              N/A              7.858 0
                      12/31/2009              7.858              9.263 0
VISC 8  2.85%
                      12/31/2008              N/A              7.843 0
                      12/31/2009              7.843              9.217 0
VISC 9  2.70%
                      12/31/2008              N/A              7.851 0
                      12/31/2009              7.851              9.240 0
VISI 10 2.50%
                      12/31/2008              N/A              7.861 11
                      12/31/2009              7.861              9.271 21
VISI 11 2.35%
                      12/31/2008              N/A              7.869 2
                      12/31/2009              7.869              9.294 63
VISI 12 2.65%
                      12/31/2008              N/A              7.853 0
                      12/31/2009              7.853              9.248 13
VISI 13 1.95%
                      12/31/2009              N/A              9.356 84
VISI 14 2.80%
                      12/31/2009              N/A              9.224 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

52

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 2  1.70%
                      12/31/2008              N/A              7.903 4
                      12/31/2009              7.903              9.396 158
VISI 3  2.10%
                      12/31/2008              N/A              7.882 35
                      12/31/2009              7.882              9.333 170
VISI 4  2.40%
                      12/31/2008              N/A              7.866 5
                      12/31/2009              7.866              9.286 34
VISI 5  2.25%
                      12/31/2008              N/A              7.874 11
                      12/31/2009              7.874              9.310 65
VISI 6  2.55%
                      12/31/2008              N/A              7.858 1
                      12/31/2009              7.858              9.263 1
VISI 7  1.80%
                      12/31/2008              N/A              7.898 23
                      12/31/2009              7.898              9.380 111
VISI 9  2.20%
                      12/31/2008              N/A              7.877 0
                      12/31/2009              7.877              9.317 11
VISL 1  1.65%
                      12/31/2008              N/A              7.906 0
                      12/31/2009              7.906              9.403 94
VISL 10 2.75%
                      12/31/2008              N/A              7.848 0
                      12/31/2009              7.848              9.232 1
VISL 11 2.60%
                      12/31/2008              N/A              7.856 0
                      12/31/2009              7.856              9.255 5
VISL 12 2.90%
                      12/31/2008              N/A              7.840 0
                      12/31/2009              7.840              9.209 68
VISL 13 2.20%
                      12/31/2009              N/A              9.317 27
VISL 14 3.05%
                      12/31/2009              N/A              9.186 52
VISL 2  1.95%
                      12/31/2008              N/A              7.890 0
                      12/31/2009              7.890              9.356 128
VISL 3  2.35%
                      12/31/2008              N/A              7.869 59
                      12/31/2009              7.869              9.294 155
VISL 4  2.65%
                      12/31/2008              N/A              7.853 8
                      12/31/2009              7.853              9.248 15
VISL 5  2.50%
                      12/31/2008              N/A              7.861 11
                      12/31/2009              7.861              9.271 38
VISL 6  2.80%
                      12/31/2008              N/A              7.845 0
                      12/31/2009              7.845              9.224 3
VISL 7  2.05%
                      12/31/2008              N/A              7.885 38
                      12/31/2009              7.885              9.341 46

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 9  2.45%
                      12/31/2008              N/A              7.864 0
                      12/31/2009              7.864              9.278 3
Davis VA Financial Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              12.015 1
                      12/31/2008              12.015              6.323 2
                      12/31/2009              6.323              8.758 1
VISB 10 3.00%
                      12/31/2008              N/A              7.259 0
                      12/31/2009              7.259              9.946 0
VISB 11 2.85%
                      12/31/2008              N/A              7.357 0
                      12/31/2009              7.357              10.095 4
VISB 12 3.15%
                      12/31/2008              N/A              7.163 0
                      12/31/2009              7.163              9.799 0
VISB 13 3.30%
                      12/31/2009              N/A              7.726 0
VISB 14 2.45%
                      12/31/2009              N/A              10.504 1
VISB 2  2.20%
                      12/31/2007              N/A              11.767 0
                      12/31/2008              11.767              6.174 0
                      12/31/2009              6.174              8.526 1
VISB 3  2.60%
                      12/31/2007              N/A              11.444 0
                      12/31/2008              11.444              5.980 1
                      12/31/2009              5.980              8.226 1
VISB 4  2.90%
                      12/31/2007              N/A              11.208 0
                      12/31/2008              11.208              5.839 1
                      12/31/2009              5.839              8.008 1
VISB 5  2.75%
                      12/31/2007              N/A              11.325 0
                      12/31/2008              11.325              5.909 4
                      12/31/2009              5.909              8.116 4
VISB 6  3.05%
                      12/31/2007              N/A              11.091 0
                      12/31/2008              11.091              5.770 0
                      12/31/2009              5.770              7.901 0
VISB 7  2.30%
                      12/31/2008              N/A              6.125 0
                      12/31/2009              6.125              8.450 0
VISB 9  2.70%
                      12/31/2008              N/A              7.456 0
                      12/31/2009              7.456              10.246 0
VISC 1  2.45%
                      12/31/2008              N/A              7.624 0
                      12/31/2009              7.624              10.504 0
VISC 10 3.00%
                      12/31/2008              N/A              7.259 0
                      12/31/2009              7.259              9.946 0
VISC 11 2.30%
                      12/31/2009              N/A              8.450 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

53

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 12 3.15%
                      12/31/2009              N/A              9.799 0
VISC 14 1.75%
                      12/31/2009              N/A              8.877 0
VISC 15 2.05%
                      12/31/2009              N/A              10.929 0
VISC 2  2.75%
                      12/31/2008              N/A              7.423 0
                      12/31/2009              7.423              10.196 0
VISC 3  2.60%
                      12/31/2008              N/A              7.523 0
                      12/31/2009              7.523              10.349 0
VISC 4  2.90%
                      12/31/2008              N/A              7.324 0
                      12/31/2009              7.324              10.045 0
VISC 5  2.15%
                      12/31/2008              N/A              7.831 0
                      12/31/2009              7.831              10.821 0
VISC 7  2.55%
                      12/31/2008              N/A              7.557 0
                      12/31/2009              7.557              10.400 0
VISC 8  2.85%
                      12/31/2008              N/A              7.357 0
                      12/31/2009              7.357              10.095 0
VISC 9  2.70%
                      12/31/2008              N/A              7.456 0
                      12/31/2009              7.456              10.246 0
VISI 10 2.50%
                      12/31/2008              N/A              7.591 0
                      12/31/2009              7.591              10.452 0
VISI 11 2.35%
                      12/31/2008              N/A              7.693 1
                      12/31/2009              7.693              10.608 1
VISI 12 2.65%
                      12/31/2008              N/A              7.490 0
                      12/31/2009              7.490              10.297 0
VISI 13 1.95%
                      12/31/2009              N/A              11.038 5
VISI 14 2.80%
                      12/31/2009              N/A              10.145 0
VISI 2  1.70%
                      12/31/2007              N/A              15.460 0
                      12/31/2008              15.460              8.152 0
                      12/31/2009              8.152              11.315 0
VISI 3  2.10%
                      12/31/2007              N/A              14.978 0
                      12/31/2008              14.978              7.866 10
                      12/31/2009              7.866              10.875 11
VISI 4  2.40%
                      12/31/2007              N/A              14.626 0
                      12/31/2008              14.626              7.659 3
                      12/31/2009              7.659              10.556 5
VISI 5  2.25%
                      12/31/2007              N/A              14.801 0
                      12/31/2008              14.801              7.762 3
                      12/31/2009              7.762              10.714 4

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 6  2.55%
                      12/31/2007              N/A              14.454 0
                      12/31/2008              14.454              7.557 1
                      12/31/2009              7.557              10.400 0
VISI 7  1.80%
                      12/31/2008              N/A              8.080 1
                      12/31/2009              8.080              11.204 6
VISI 9  2.20%
                      12/31/2008              N/A              6.174 0
                      12/31/2009              6.174              8.526 3
VISL 1  1.65%
                      12/31/2007              N/A              15.522 0
                      12/31/2008              15.522              8.189 1
                      12/31/2009              8.189              11.372 1
VISL 10 2.75%
                      12/31/2008              N/A              7.423 0
                      12/31/2009              7.423              10.196 0
VISL 11 2.60%
                      12/31/2008              N/A              7.523 0
                      12/31/2009              7.523              10.349 0
VISL 12 2.90%
                      12/31/2008              N/A              7.324 0
                      12/31/2009              7.324              10.045 0
VISL 13 2.20%
                      12/31/2009              N/A              8.526 0
VISL 14 3.05%
                      12/31/2009              N/A              7.901 0
VISL 2  1.95%
                      12/31/2007              N/A              15.157 0
                      12/31/2008              15.157              7.972 0
                      12/31/2009              7.972              11.038 0
VISL 3  2.35%
                      12/31/2007              N/A              14.684 0
                      12/31/2008              14.684              7.693 5
                      12/31/2009              7.693              10.608 5
VISL 4  2.65%
                      12/31/2007              N/A              14.340 0
                      12/31/2008              14.340              7.490 0
                      12/31/2009              7.490              10.297 2
VISL 5  2.50%
                      12/31/2007              N/A              14.511 0
                      12/31/2008              14.511              7.591 1
                      12/31/2009              7.591              10.452 1
VISL 6  2.80%
                      12/31/2007              N/A              14.170 0
                      12/31/2008              14.170              7.390 0
                      12/31/2009              7.390              10.145 0
VISL 7  2.05%
                      12/31/2008              N/A              7.902 1
                      12/31/2009              7.902              10.929 0
VISL 9  2.45%
                      12/31/2008              N/A              7.624 0
                      12/31/2009              7.624              10.504 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

54

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
Franklin High Income Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              23.111 0
                      12/31/2008              23.111              17.374 4
                      12/31/2009              17.374              24.325 7
VISB 10 3.00%
                      12/31/2008              N/A              13.938 0
                      12/31/2009              13.938              19.302 0
VISB 11 2.85%
                      12/31/2008              N/A              14.362 0
                      12/31/2009              14.362              19.918 0
VISB 12 3.15%
                      12/31/2008              N/A              13.527 0
                      12/31/2009              13.527              18.705 0
VISB 13 3.30%
                      12/31/2009              N/A              18.126 0
VISB 14 2.45%
                      12/31/2009              N/A              21.659 1
VISB 2  2.20%
                      12/31/2007              N/A              20.627 1
                      12/31/2008              20.627              15.460 2
                      12/31/2009              15.460              21.581 7
VISB 3  2.60%
                      12/31/2007              N/A              20.264 0
                      12/31/2008              20.264              15.127 2
                      12/31/2009              15.127              21.032 5
VISB 4  2.90%
                      12/31/2007              N/A              18.065 0
                      12/31/2008              18.065              13.445 0
                      12/31/2009              13.445              18.637 4
VISB 5  2.75%
                      12/31/2007              N/A              19.701 0
                      12/31/2008              19.701              14.685 0
                      12/31/2009              14.685              20.386 3
VISB 6  3.05%
                      12/31/2007              N/A              17.558 0
                      12/31/2008              17.558              13.048 0
                      12/31/2009              13.048              18.060 0
VISB 7  2.30%
                      12/31/2008              N/A              15.680 2
                      12/31/2009              15.680              21.866 4
VISB 9  2.70%
                      12/31/2008              N/A              14.798 2
                      12/31/2009              14.798              20.554 6
VISC 1  2.45%
                      12/31/2008              N/A              15.555 0
                      12/31/2009              15.555              21.659 0
VISC 10 3.00%
                      12/31/2008              N/A              13.938 0
                      12/31/2009              13.938              19.302 0
VISC 11 2.30%
                      12/31/2009              N/A              21.866 0
VISC 12 3.15%
                      12/31/2009              N/A              18.705 0
VISC 14 1.75%
                      12/31/2009              N/A              25.076 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 15 2.05%
                      12/31/2009              N/A              23.553 0
VISC 2  2.75%
                      12/31/2008              N/A              14.651 0
                      12/31/2009              14.651              20.340 0
VISC 3  2.60%
                      12/31/2008              N/A              15.097 0
                      12/31/2009              15.097              20.989 0
VISC 4  2.90%
                      12/31/2008              N/A              14.219 0
                      12/31/2009              14.219              19.710 0
VISC 5  2.15%
                      12/31/2008              N/A              16.515 0
                      12/31/2009              16.515              23.065 0
VISC 7  2.55%
                      12/31/2008              N/A              15.248 0
                      12/31/2009              15.248              21.210 0
VISC 8  2.85%
                      12/31/2008              N/A              14.362 0
                      12/31/2009              14.362              19.918 0
VISC 9  2.70%
                      12/31/2008              N/A              14.798 0
                      12/31/2009              14.798              20.554 0
VISI 10 2.50%
                      12/31/2008              N/A              15.401 0
                      12/31/2009              15.401              21.434 0
VISI 11 2.35%
                      12/31/2008              N/A              15.869 0
                      12/31/2009              15.869              22.118 2
VISI 12 2.65%
                      12/31/2008              N/A              14.947 0
                      12/31/2009              14.947              20.770 0
VISI 13 1.95%
                      12/31/2009              N/A              24.052 5
VISI 14 2.80%
                      12/31/2009              N/A              20.128 0
VISI 2  1.70%
                      12/31/2007              N/A              23.984 0
                      12/31/2008              23.984              18.066 2
                      12/31/2009              18.066              25.345 7
VISI 3  2.10%
                      12/31/2007              N/A              22.233 0
                      12/31/2008              22.233              16.680 3
                      12/31/2009              16.680              23.307 9
VISI 4  2.40%
                      12/31/2007              N/A              21.004 0
                      12/31/2008              21.004              15.711 0
                      12/31/2009              15.711              21.887 10
VISI 5  2.25%
                      12/31/2007              N/A              21.610 0
                      12/31/2008              21.610              16.188 3
                      12/31/2009              16.188              22.586 13
VISI 6  2.55%
                      12/31/2007              N/A              20.416 0
                      12/31/2008              20.416              15.248 1
                      12/31/2009              15.248              21.210 1

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

55

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              17.709 7
                      12/31/2009              17.709              24.819 15
VISI 9  2.20%
                      12/31/2008              N/A              15.460 0
                      12/31/2009              15.460              21.581 0
VISL 1  1.65%
                      12/31/2007              N/A              24.212 0
                      12/31/2008              24.212              18.247 0
                      12/31/2009              18.247              25.612 4
VISL 10 2.75%
                      12/31/2008              N/A              14.651 0
                      12/31/2009              14.651              20.340 0
VISL 11 2.60%
                      12/31/2008              N/A              15.097 0
                      12/31/2009              15.097              20.989 0
VISL 12 2.90%
                      12/31/2008              N/A              14.219 0
                      12/31/2009              14.219              19.710 0
VISL 13 2.20%
                      12/31/2009              N/A              21.581 1
VISL 14 3.05%
                      12/31/2009              N/A              18.060 0
VISL 2  1.95%
                      12/31/2007              N/A              22.874 0
                      12/31/2008              22.874              17.187 0
                      12/31/2009              17.187              24.052 3
VISL 3  2.35%
                      12/31/2007              N/A              21.204 0
                      12/31/2008              21.204              15.869 5
                      12/31/2009              15.869              22.118 11
VISL 4  2.65%
                      12/31/2007              N/A              20.032 0
                      12/31/2008              20.032              14.947 0
                      12/31/2009              14.947              20.770 3
VISL 5  2.50%
                      12/31/2007              N/A              20.610 0
                      12/31/2008              20.610              15.401 1
                      12/31/2009              15.401              21.434 3
VISL 6  2.80%
                      12/31/2007              N/A              19.471 0
                      12/31/2008              19.471              14.506 2
                      12/31/2009              14.506              20.128 3
VISL 7  2.05%
                      12/31/2008              N/A              16.848 0
                      12/31/2009              16.848              23.553 2
VISL 9  2.45%
                      12/31/2008              N/A              15.555 0
                      12/31/2009              15.555              21.659 1
Franklin Income Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              44.144 2
                      12/31/2008              44.144              30.467 3
                      12/31/2009              30.467              40.534 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              24.442 0
                      12/31/2009              24.442              32.163 1
VISB 11 2.85%
                      12/31/2008              N/A              25.185 0
                      12/31/2009              25.185              33.190 0
VISB 12 3.15%
                      12/31/2008              N/A              23.722 0
                      12/31/2009              23.722              31.168 0
VISB 13 3.30%
                      12/31/2009              N/A              30.203 0
VISB 14 2.45%
                      12/31/2009              N/A              36.091 2
VISB 2  2.20%
                      12/31/2007              N/A              39.399 1
                      12/31/2008              39.399              27.110 1
                      12/31/2009              27.110              35.960 6
VISB 3  2.60%
                      12/31/2007              N/A              38.706 0
                      12/31/2008              38.706              26.527 5
                      12/31/2009              26.527              35.046 10
VISB 4  2.90%
                      12/31/2007              N/A              34.505 0
                      12/31/2008              34.505              23.576 6
                      12/31/2009              23.576              31.055 7
VISB 5  2.75%
                      12/31/2007              N/A              37.631 0
                      12/31/2008              37.631              25.751 0
                      12/31/2009              25.751              33.970 1
VISB 6  3.05%
                      12/31/2007              N/A              33.538 0
                      12/31/2008              33.538              22.881 2
                      12/31/2009              22.881              30.094 2
VISB 7  2.30%
                      12/31/2008              N/A              27.497 1
                      12/31/2009              27.497              36.436 1
VISB 9  2.70%
                      12/31/2008              N/A              25.950 1
                      12/31/2009              25.950              34.249 1
VISC 1  2.45%
                      12/31/2008              N/A              27.277 2
                      12/31/2009              27.277              36.091 2
VISC 10 3.00%
                      12/31/2008              N/A              24.442 0
                      12/31/2009              24.442              32.163 0
VISC 11 2.30%
                      12/31/2009              N/A              36.436 0
VISC 12 3.15%
                      12/31/2009              N/A              31.168 0
VISC 14 1.75%
                      12/31/2009              N/A              41.784 0
VISC 15 2.05%
                      12/31/2009              N/A              39.246 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

56

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 2  2.75%
                      12/31/2008              N/A              25.692 0
                      12/31/2009              25.692              33.892 0
VISC 3  2.60%
                      12/31/2008              N/A              26.473 0
                      12/31/2009              26.473              34.975 0
VISC 4  2.90%
                      12/31/2008              N/A              24.935 0
                      12/31/2009              24.935              32.844 0
VISC 5  2.15%
                      12/31/2008              N/A              28.960 0
                      12/31/2009              28.960              38.433 0
VISC 7  2.55%
                      12/31/2008              N/A              26.738 0
                      12/31/2009              26.738              35.343 0
VISC 8  2.85%
                      12/31/2008              N/A              25.185 0
                      12/31/2009              25.185              33.190 0
VISC 9  2.70%
                      12/31/2008              N/A              25.950 0
                      12/31/2009              25.950              34.249 0
VISI 10 2.50%
                      12/31/2008              N/A              27.007 2
                      12/31/2009              27.007              35.715 2
VISI 11 2.35%
                      12/31/2008              N/A              27.827 0
                      12/31/2009              27.827              36.855 0
VISI 12 2.65%
                      12/31/2008              N/A              26.210 0
                      12/31/2009              26.210              34.610 0
VISI 13 1.95%
                      12/31/2009              N/A              40.077 6
VISI 14 2.80%
                      12/31/2009              N/A              33.539 0
VISI 2  1.70%
                      12/31/2007              N/A              45.811 1
                      12/31/2008              45.811              31.680 6
                      12/31/2009              31.680              42.233 8
VISI 3  2.10%
                      12/31/2007              N/A              42.467 0
                      12/31/2008              42.467              29.250 41
                      12/31/2009              29.250              38.837 55
VISI 4  2.40%
                      12/31/2007              N/A              40.120 0
                      12/31/2008              40.120              27.551 5
                      12/31/2009              27.551              36.471 5
VISI 5  2.25%
                      12/31/2007              N/A              41.276 0
                      12/31/2008              41.276              28.388 3
                      12/31/2009              28.388              37.636 5
VISI 6  2.55%
                      12/31/2007              N/A              38.995 0
                      12/31/2008              38.995              26.738 1
                      12/31/2009              26.738              35.343 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 7  1.80%
                      12/31/2008              N/A              31.055 40
                      12/31/2009              31.055              41.357 63
VISI 9  2.20%
                      12/31/2008              N/A              27.110 0
                      12/31/2009              27.110              35.960 1
VISL 1  1.65%
                      12/31/2007              N/A              46.247 4
                      12/31/2008              46.247              31.998 8
                      12/31/2009              31.998              42.677 4
VISL 10 2.75%
                      12/31/2008              N/A              25.692 0
                      12/31/2009              25.692              33.892 0
VISL 11 2.60%
                      12/31/2008              N/A              26.473 0
                      12/31/2009              26.473              34.975 0
VISL 12 2.90%
                      12/31/2008              N/A              24.935 0
                      12/31/2009              24.935              32.844 0
VISL 13 2.20%
                      12/31/2009              N/A              35.960 2
VISL 14 3.05%
                      12/31/2009              N/A              30.094 0
VISL 2  1.95%
                      12/31/2007              N/A              43.691 0
                      12/31/2008              43.691              30.139 1
                      12/31/2009              30.139              40.077 1
VISL 3  2.35%
                      12/31/2007              N/A              40.502 0
                      12/31/2008              40.502              27.827 11
                      12/31/2009              27.827              36.855 17
VISL 4  2.65%
                      12/31/2007              N/A              38.263 0
                      12/31/2008              38.263              26.210 1
                      12/31/2009              26.210              34.610 2
VISL 5  2.50%
                      12/31/2007              N/A              39.367 0
                      12/31/2008              39.367              27.007 3
                      12/31/2009              27.007              35.715 4
VISL 6  2.80%
                      12/31/2007              N/A              37.191 0
                      12/31/2008              37.191              25.437 1
                      12/31/2009              25.437              33.539 2
VISL 7  2.05%
                      12/31/2008              N/A              29.544 3
                      12/31/2009              29.544              39.246 7
VISL 9  2.45%
                      12/31/2008              N/A              27.277 0
                      12/31/2009              27.277              36.091 1
Franklin Templeton VIP Founding Funds Allocation Fund
VISB 1  1.90%
                      12/31/2007              N/A              9.223 5
                      12/31/2008              9.223              5.803 55
                      12/31/2009              5.803              7.417 54

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

57

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 10 3.00%
                      12/31/2008              N/A              5.708 0
                      12/31/2009              5.708              7.215 1
VISB 11 2.85%
                      12/31/2008              N/A              5.721 0
                      12/31/2009              5.721              7.243 2
VISB 12 3.15%
                      12/31/2008              N/A              5.695 0
                      12/31/2009              5.695              7.188 0
VISB 13 3.30%
                      12/31/2009              N/A              7.161 0
VISB 14 2.45%
                      12/31/2009              N/A              7.315 9
VISB 2  2.20%
                      12/31/2007              N/A              9.203 68
                      12/31/2008              9.203              5.773 68
                      12/31/2009              5.773              7.356 15
VISB 3  2.60%
                      12/31/2007              N/A              9.191 0
                      12/31/2008              9.191              5.743 116
                      12/31/2009              5.743              7.288 69
VISB 4  2.90%
                      12/31/2007              N/A              9.171 0
                      12/31/2008              9.171              5.713 173
                      12/31/2009              5.713              7.228 223
VISB 5  2.75%
                      12/31/2007              N/A              9.185 0
                      12/31/2008              9.185              5.730 26
                      12/31/2009              5.730              7.261 29
VISB 6  3.05%
                      12/31/2007              N/A              9.164 0
                      12/31/2008              9.164              5.700 15
                      12/31/2009              5.700              7.201 8
VISB 7  2.30%
                      12/31/2008              N/A              5.769 5
                      12/31/2009              5.769              7.343 3
VISB 9  2.70%
                      12/31/2008              N/A              5.734 0
                      12/31/2009              5.734              7.270 3
VISC 1  2.45%
                      12/31/2008              N/A              5.755 0
                      12/31/2009              5.755              7.315 0
VISC 10 3.00%
                      12/31/2008              N/A              5.708 0
                      12/31/2009              5.708              7.215 0
VISC 11 2.30%
                      12/31/2009              N/A              7.343 0
VISC 12 3.15%
                      12/31/2009              N/A              7.188 0
VISC 14 1.75%
                      12/31/2009              N/A              7.444 0
VISC 15 2.05%
                      12/31/2009              N/A              7.389 0
VISC 2  2.75%
                      12/31/2008              N/A              5.729 0
                      12/31/2009              5.729              7.260 7

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2008              N/A              5.742 0
                      12/31/2009              5.742              7.288 0
VISC 4  2.90%
                      12/31/2008              N/A              5.717 0
                      12/31/2009              5.717              7.233 0
VISC 5  2.15%
                      12/31/2008              N/A              5.781 0
                      12/31/2009              5.781              7.370 0
VISC 7  2.55%
                      12/31/2008              N/A              5.747 0
                      12/31/2009              5.747              7.297 0
VISC 8  2.85%
                      12/31/2008              N/A              5.721 0
                      12/31/2009              5.721              7.243 0
VISC 9  2.70%
                      12/31/2008              N/A              5.734 0
                      12/31/2009              5.734              7.270 0
VISI 10 2.50%
                      12/31/2008              N/A              5.751 0
                      12/31/2009              5.751              7.306 1
VISI 11 2.35%
                      12/31/2008              N/A              5.764 0
                      12/31/2009              5.764              7.334 3
VISI 12 2.65%
                      12/31/2008              N/A              5.738 0
                      12/31/2009              5.738              7.279 27
VISI 13 1.95%
                      12/31/2009              N/A              7.407 7
VISI 14 2.80%
                      12/31/2009              N/A              7.252 0
VISI 2  1.70%
                      12/31/2007              N/A              9.232 2
                      12/31/2008              9.232              5.821 43
                      12/31/2009              5.821              7.454 52
VISI 3  2.10%
                      12/31/2007              N/A              9.214 0
                      12/31/2008              9.214              5.786 138
                      12/31/2009              5.786              7.380 175
VISI 4  2.40%
                      12/31/2007              N/A              9.200 0
                      12/31/2008              9.200              5.760 45
                      12/31/2009              5.760              7.325 57
VISI 5  2.25%
                      12/31/2007              N/A              9.207 0
                      12/31/2008              9.207              5.773 54
                      12/31/2009              5.773              7.352 55
VISI 6  2.55%
                      12/31/2007              N/A              9.194 0
                      12/31/2008              9.194              5.747 1
                      12/31/2009              5.747              7.297 1
VISI 7  1.80%
                      12/31/2008              N/A              5.812 30
                      12/31/2009              5.812              7.435 27

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

58

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              5.773 9
                      12/31/2009              5.773              7.356 19
VISL 1  1.65%
                      12/31/2007              N/A              9.235 8
                      12/31/2008              9.235              5.825 47
                      12/31/2009              5.825              7.463 38
VISL 10 2.75%
                      12/31/2008              N/A              5.729 0
                      12/31/2009              5.729              7.260 17
VISL 11 2.60%
                      12/31/2008              N/A              5.742 7
                      12/31/2009              5.742              7.288 18
VISL 12 2.90%
                      12/31/2008              N/A              5.717 14
                      12/31/2009              5.717              7.233 18
VISL 13 2.20%
                      12/31/2009              N/A              7.356 0
VISL 14 3.05%
                      12/31/2009              N/A              7.201 0
VISL 2  1.95%
                      12/31/2007              N/A              9.221 2
                      12/31/2008              9.221              5.799 6
                      12/31/2009              5.799              7.407 5
VISL 3  2.35%
                      12/31/2007              N/A              9.203 0
                      12/31/2008              9.203              5.764 57
                      12/31/2009              5.764              7.334 130
VISL 4  2.65%
                      12/31/2007              N/A              9.189 0
                      12/31/2008              9.189              5.738 2
                      12/31/2009              5.738              7.279 2
VISL 5  2.50%
                      12/31/2007              N/A              9.196 0
                      12/31/2008              9.196              5.751 29
                      12/31/2009              5.751              7.306 32
VISL 6  2.80%
                      12/31/2007              N/A              9.182 0
                      12/31/2008              9.182              5.726 22
                      12/31/2009              5.726              7.252 22
VISL 7  2.05%
                      12/31/2008              N/A              5.790 1
                      12/31/2009              5.790              7.389 10
VISL 9  2.45%
                      12/31/2008              N/A              5.755 1
                      12/31/2009              5.755              7.315 3
Franklin U.S. Government Fund
VISB 1  1.90%
                      12/31/2007              N/A              23.866 0
                      12/31/2008              23.866              25.193 5
                      12/31/2009              25.193              25.484 10
VISB 10 3.00%
                      12/31/2008              N/A              20.246 0
                      12/31/2009              20.246              20.256 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 11 2.85%
                      12/31/2008              N/A              20.857 0
                      12/31/2009              20.857              20.898 10
VISB 12 3.15%
                      12/31/2008              N/A              19.653 0
                      12/31/2009              19.653              19.633 3
VISB 13 3.30%
                      12/31/2009              N/A              19.029 0
VISB 14 2.45%
                      12/31/2009              N/A              22.713 0
VISB 2  2.20%
                      12/31/2007              N/A              21.324 0
                      12/31/2008              21.324              22.441 3
                      12/31/2009              22.441              22.632 5
VISB 3  2.60%
                      12/31/2007              N/A              20.865 0
                      12/31/2008              20.865              21.871 3
                      12/31/2009              21.871              21.969 6
VISB 4  2.90%
                      12/31/2007              N/A              18.692 0
                      12/31/2008              18.692              19.534 3
                      12/31/2009              19.534              19.563 9
VISB 5  2.75%
                      12/31/2007              N/A              20.286 0
                      12/31/2008              20.286              21.231 0
                      12/31/2009              21.231              21.294 5
VISB 6  3.05%
                      12/31/2007              N/A              18.172 0
                      12/31/2008              18.172              18.962 0
                      12/31/2009              18.962              18.962 9
VISB 7  2.30%
                      12/31/2008              N/A              22.658 4
                      12/31/2009              22.658              22.828 3
VISB 9  2.70%
                      12/31/2008              N/A              21.486 0
                      12/31/2009              21.486              21.561 5
VISC 1  2.45%
                      12/31/2008              N/A              22.578 0
                      12/31/2009              22.578              22.713 0
VISC 10 3.00%
                      12/31/2008              N/A              20.246 0
                      12/31/2009              20.246              20.256 0
VISC 11 2.30%
                      12/31/2009              N/A              22.828 0
VISC 12 3.15%
                      12/31/2009              N/A              19.633 0
VISC 14 1.75%
                      12/31/2009              N/A              26.193 0
VISC 15 2.05%
                      12/31/2009              N/A              24.685 0
VISC 2  2.75%
                      12/31/2008              N/A              21.274 2
                      12/31/2009              21.274              21.338 4

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

59

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 3  2.60%
                      12/31/2008              N/A              21.916 0
                      12/31/2009              21.916              22.015 0
VISC 4  2.90%
                      12/31/2008              N/A              20.651 0
                      12/31/2009              20.651              20.682 0
VISC 5  2.15%
                      12/31/2008              N/A              23.961 1
                      12/31/2009              23.961              24.177 2
VISC 7  2.55%
                      12/31/2008              N/A              22.135 0
                      12/31/2009              22.135              22.245 0
VISC 8  2.85%
                      12/31/2008              N/A              20.857 3
                      12/31/2009              20.857              20.898 6
VISC 9  2.70%
                      12/31/2008              N/A              21.486 0
                      12/31/2009              21.486              21.561 0
VISI 10 2.50%
                      12/31/2008              N/A              22.355 1
                      12/31/2009              22.355              22.478 3
VISI 11 2.35%
                      12/31/2008              N/A              23.030 0
                      12/31/2009              23.030              23.191 16
VISI 12 2.65%
                      12/31/2008              N/A              21.700 0
                      12/31/2009              21.700              21.787 0
VISI 13 1.95%
                      12/31/2009              N/A              25.205 9
VISI 14 2.80%
                      12/31/2009              N/A              21.117 0
VISI 2  1.70%
                      12/31/2007              N/A              24.767 0
                      12/31/2008              24.767              26.196 0
                      12/31/2009              26.196              26.551 7
VISI 3  2.10%
                      12/31/2007              N/A              22.971 0
                      12/31/2008              22.971              24.199 8
                      12/31/2009              24.199              24.430 17
VISI 4  2.40%
                      12/31/2007              N/A              21.711 0
                      12/31/2008              21.711              22.803 4
                      12/31/2009              22.803              22.951 5
VISI 5  2.25%
                      12/31/2007              N/A              22.332 0
                      12/31/2008              22.332              23.491 7
                      12/31/2009              23.491              23.679 19
VISI 6  2.55%
                      12/31/2007              N/A              21.106 0
                      12/31/2008              21.106              22.135 0
                      12/31/2009              22.135              22.245 1
VISI 7  1.80%
                      12/31/2008              N/A              25.682 1
                      12/31/2009              25.682              26.004 14

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 9  2.20%
                      12/31/2008              N/A              22.441 0
                      12/31/2009              22.441              22.632 4
VISL 1  1.65%
                      12/31/2007              N/A              25.001 0
                      12/31/2008              25.001              26.457 1
                      12/31/2009              26.457              26.829 2
VISL 10 2.75%
                      12/31/2008              N/A              21.274 2
                      12/31/2009              21.274              21.338 4
VISL 11 2.60%
                      12/31/2008              N/A              21.916 0
                      12/31/2009              21.916              22.015 0
VISL 12 2.90%
                      12/31/2008              N/A              20.651 9
                      12/31/2009              20.651              20.682 17
VISL 13 2.20%
                      12/31/2009              N/A              22.632 0
VISL 14 3.05%
                      12/31/2009              N/A              18.962 0
VISL 2  1.95%
                      12/31/2007              N/A              23.629 0
                      12/31/2008              23.629              24.930 3
                      12/31/2009              24.930              25.205 5
VISL 3  2.35%
                      12/31/2007              N/A              21.916 0
                      12/31/2008              21.916              23.030 17
                      12/31/2009              23.030              23.191 26
VISL 4  2.65%
                      12/31/2007              N/A              20.713 0
                      12/31/2008              20.713              21.700 1
                      12/31/2009              21.700              21.787 2
VISL 5  2.50%
                      12/31/2007              N/A              21.306 0
                      12/31/2008              21.306              22.355 1
                      12/31/2009              22.355              22.478 9
VISL 6  2.80%
                      12/31/2007              N/A              20.137 0
                      12/31/2008              20.137              21.065 0
                      12/31/2009              21.065              21.117 0
VISL 7  2.05%
                      12/31/2008              N/A              24.440 1
                      12/31/2009              24.440              24.685 3
VISL 9  2.45%
                      12/31/2008              N/A              22.578 2
                      12/31/2009              22.578              22.713 5
Franklin Zero Coupon Fund 2010
VISB 1  1.90%
                      12/31/2007              N/A              36.395 0
                      12/31/2008              36.395              38.385 0
                      12/31/2009              38.385              37.830 2
VISB 10 3.00%
                      12/31/2008              N/A              30.862 1
                      12/31/2009              30.862              30.083 2

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

60

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 11 2.85%
                      12/31/2008              N/A              31.793 0
                      12/31/2009              31.793              31.037 0
VISB 12 3.15%
                      12/31/2008              N/A              29.958 0
                      12/31/2009              29.958              29.158 0
VISB 13 3.30%
                      12/31/2009              N/A              28.261 0
VISB 14 2.45%
                      12/31/2009              N/A              33.732 1
VISB 2  2.20%
                      12/31/2007              N/A              32.531 0
                      12/31/2008              32.531              34.207 0
                      12/31/2009              34.207              33.611 0
VISB 3  2.60%
                      12/31/2007              N/A              31.911 0
                      12/31/2008              31.911              33.421 5
                      12/31/2009              33.421              32.708 6
VISB 4  2.90%
                      12/31/2007              N/A              28.516 0
                      12/31/2008              28.516              29.776 0
                      12/31/2009              29.776              29.053 0
VISB 5  2.75%
                      12/31/2007              N/A              31.025 0
                      12/31/2008              31.025              32.444 0
                      12/31/2009              32.444              31.704 1
VISB 6  3.05%
                      12/31/2007              N/A              27.723 0
                      12/31/2008              27.723              28.903 1
                      12/31/2009              28.903              28.159 0
VISB 7  2.30%
                      12/31/2008              N/A              35.464 2
                      12/31/2009              35.464              34.812 4
VISB 9  2.70%
                      12/31/2008              N/A              32.752 0
                      12/31/2009              32.752              32.021 4
VISC 1  2.45%
                      12/31/2008              N/A              34.416 0
                      12/31/2009              34.416              33.732 0
VISC 10 3.00%
                      12/31/2008              N/A              30.862 0
                      12/31/2009              30.862              30.083 0
VISC 11 2.30%
                      12/31/2009              N/A              34.812 0
VISC 12 3.15%
                      12/31/2009              N/A              29.158 0
VISC 14 1.75%
                      12/31/2009              N/A              38.996 0
VISC 15 2.05%
                      12/31/2009              N/A              36.661 0
VISC 2  2.75%
                      12/31/2008              N/A              32.429 1
                      12/31/2009              32.429              31.690 1
VISC 3  2.60%
                      12/31/2008              N/A              33.408 0
                      12/31/2009              33.408              32.695 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 4  2.90%
                      12/31/2008              N/A              31.479 0
                      12/31/2009              31.479              30.715 0
VISC 5  2.15%
                      12/31/2008              N/A              36.524 0
                      12/31/2009              36.524              35.905 0
VISC 7  2.55%
                      12/31/2008              N/A              33.740 0
                      12/31/2009              33.740              33.037 0
VISC 8  2.85%
                      12/31/2008              N/A              31.793 1
                      12/31/2009              31.793              31.037 3
VISC 9  2.70%
                      12/31/2008              N/A              32.752 0
                      12/31/2009              32.752              32.021 0
VISI 10 2.50%
                      12/31/2008              N/A              34.076 0
                      12/31/2009              34.076              33.382 0
VISI 11 2.35%
                      12/31/2008              N/A              35.104 0
                      12/31/2009              35.104              34.441 2
VISI 12 2.65%
                      12/31/2008              N/A              33.078 0
                      12/31/2009              33.078              32.356 0
VISI 13 1.95%
                      12/31/2009              N/A              37.432 1
VISI 14 2.80%
                      12/31/2009              N/A              31.361 0
VISI 2  1.70%
                      12/31/2007              N/A              37.784 0
                      12/31/2008              37.784              39.930 0
                      12/31/2009              39.930              39.431 0
VISI 3  2.10%
                      12/31/2007              N/A              35.045 0
                      12/31/2008              35.045              36.887 2
                      12/31/2009              36.887              36.281 4
VISI 4  2.40%
                      12/31/2007              N/A              33.122 0
                      12/31/2008              33.122              34.758 1
                      12/31/2009              34.758              34.085 1
VISI 5  2.25%
                      12/31/2007              N/A              34.070 0
                      12/31/2008              34.070              35.807 1
                      12/31/2009              35.807              35.166 1
VISI 6  2.55%
                      12/31/2007              N/A              32.200 0
                      12/31/2008              32.200              33.740 0
                      12/31/2009              33.740              33.037 0
VISI 7  1.80%
                      12/31/2008              N/A              39.147 0
                      12/31/2009              39.147              38.619 1
VISI 9  2.20%
                      12/31/2008              N/A              34.207 0
                      12/31/2009              34.207              33.611 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

61

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 1  1.65%
                      12/31/2007              N/A              38.141 0
                      12/31/2008              38.141              40.328 0
                      12/31/2009              40.328              39.844 0
VISL 10 2.75%
                      12/31/2008              N/A              32.429 0
                      12/31/2009              32.429              31.690 0
VISL 11 2.60%
                      12/31/2008              N/A              33.408 0
                      12/31/2009              33.408              32.695 0
VISL 12 2.90%
                      12/31/2008              N/A              31.479 0
                      12/31/2009              31.479              30.715 2
VISL 13 2.20%
                      12/31/2009              N/A              33.611 0
VISL 14 3.05%
                      12/31/2009              N/A              28.159 0
VISL 2  1.95%
                      12/31/2007              N/A              36.048 0
                      12/31/2008              36.048              38.000 0
                      12/31/2009              38.000              37.432 0
VISL 3  2.35%
                      12/31/2007              N/A              33.435 0
                      12/31/2008              33.435              35.104 0
                      12/31/2009              35.104              34.441 7
VISL 4  2.65%
                      12/31/2007              N/A              31.600 0
                      12/31/2008              31.600              33.078 0
                      12/31/2009              33.078              32.356 0
VISL 5  2.50%
                      12/31/2007              N/A              32.504 0
                      12/31/2008              32.504              34.076 0
                      12/31/2009              34.076              33.382 0
VISL 6  2.80%
                      12/31/2007              N/A              30.721 0
                      12/31/2008              30.721              32.110 1
                      12/31/2009              32.110              31.361 1
VISL 7  2.05%
                      12/31/2008              N/A              37.255 0
                      12/31/2009              37.255              36.661 0
VISL 9  2.45%
                      12/31/2008              N/A              34.416 0
                      12/31/2009              34.416              33.732 0
Mutual Global Discovery Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              28.237 6
                      12/31/2008              28.237              19.821 9
                      12/31/2009              19.821              23.982 15
VISB 10 3.00%
                      12/31/2008              N/A              17.324 1
                      12/31/2009              17.324              20.732 2
VISB 11 2.85%
                      12/31/2008              N/A              17.643 0
                      12/31/2009              17.643              21.145 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 12 3.15%
                      12/31/2008              N/A              17.011 0
                      12/31/2009              17.011              20.327 0
VISB 13 3.30%
                      12/31/2009              N/A              19.930 0
VISB 14 2.45%
                      12/31/2009              N/A              22.288 5
VISB 2  2.20%
                      12/31/2007              N/A              26.408 1
                      12/31/2008              26.408              18.481 2
                      12/31/2009              18.481              22.294 6
VISB 3  2.60%
                      12/31/2007              N/A              26.116 0
                      12/31/2008              26.116              18.204 8
                      12/31/2009              18.204              21.872 8
VISB 4  2.90%
                      12/31/2007              N/A              24.424 0
                      12/31/2008              24.424              16.973 5
                      12/31/2009              16.973              20.332 6
VISB 5  2.75%
                      12/31/2007              N/A              25.683 0
                      12/31/2008              25.683              17.875 1
                      12/31/2009              17.875              21.445 3
VISB 6  3.05%
                      12/31/2007              N/A              24.019 0
                      12/31/2008              24.019              16.667 1
                      12/31/2009              16.667              19.935 0
VISB 7  2.30%
                      12/31/2008              N/A              18.846 2
                      12/31/2009              18.846              22.711 3
VISB 9  2.70%
                      12/31/2008              N/A              17.968 0
                      12/31/2009              17.968              21.567 0
VISC 1  2.45%
                      12/31/2008              N/A              18.523 0
                      12/31/2009              18.523              22.288 0
VISC 10 3.00%
                      12/31/2008              N/A              17.324 0
                      12/31/2009              17.324              20.732 0
VISC 11 2.30%
                      12/31/2009              N/A              22.711 1
VISC 12 3.15%
                      12/31/2009              N/A              20.327 0
VISC 14 1.75%
                      12/31/2009              N/A              24.441 0
VISC 15 2.05%
                      12/31/2009              N/A              23.493 0
VISC 2  2.75%
                      12/31/2008              N/A              17.859 0
                      12/31/2009              17.859              21.426 0
VISC 3  2.60%
                      12/31/2008              N/A              18.188 0
                      12/31/2009              18.188              21.853 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

62

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 4  2.90%
                      12/31/2008              N/A              17.536 0
                      12/31/2009              17.536              21.007 0
VISC 5  2.15%
                      12/31/2008              N/A              19.211 0
                      12/31/2009              19.211              23.186 1
VISC 7  2.55%
                      12/31/2008              N/A              18.299 0
                      12/31/2009              18.299              21.997 0
VISC 8  2.85%
                      12/31/2008              N/A              17.643 0
                      12/31/2009              17.643              21.145 0
VISC 9  2.70%
                      12/31/2008              N/A              17.968 0
                      12/31/2009              17.968              21.567 0
VISI 10 2.50%
                      12/31/2008              N/A              18.410 1
                      12/31/2009              18.410              22.142 1
VISI 11 2.35%
                      12/31/2008              N/A              18.749 0
                      12/31/2009              18.749              22.583 0
VISI 12 2.65%
                      12/31/2008              N/A              18.078 0
                      12/31/2009              18.078              21.709 0
VISI 13 1.95%
                      12/31/2009              N/A              23.804 24
VISI 14 2.80%
                      12/31/2009              N/A              21.285 0
VISI 2  1.70%
                      12/31/2007              N/A              28.848 2
                      12/31/2008              28.848              20.291 2
                      12/31/2009              20.291              24.600 6
VISI 3  2.10%
                      12/31/2007              N/A              27.590 0
                      12/31/2008              27.590              19.328 19
                      12/31/2009              19.328              23.339 38
VISI 4  2.40%
                      12/31/2007              N/A              26.682 0
                      12/31/2008              26.682              18.635 2
                      12/31/2009              18.635              22.435 2
VISI 5  2.25%
                      12/31/2007              N/A              27.132 0
                      12/31/2008              27.132              18.978 8
                      12/31/2009              18.978              22.883 18
VISI 6  2.55%
                      12/31/2007              N/A              26.239 0
                      12/31/2008              26.239              18.299 2
                      12/31/2009              18.299              21.997 3
VISI 7  1.80%
                      12/31/2008              N/A              20.046 26
                      12/31/2009              20.046              24.278 29
VISI 9  2.20%
                      12/31/2008              N/A              18.481 0
                      12/31/2009              18.481              22.294 1

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 1  1.65%
                      12/31/2007              N/A              29.010 5
                      12/31/2008              29.010              20.415 7
                      12/31/2009              20.415              24.762 8
VISL 10 2.75%
                      12/31/2008              N/A              17.859 0
                      12/31/2009              17.859              21.426 0
VISL 11 2.60%
                      12/31/2008              N/A              18.188 0
                      12/31/2009              18.188              21.853 2
VISL 12 2.90%
                      12/31/2008              N/A              17.536 0
                      12/31/2009              17.536              21.007 0
VISL 13 2.20%
                      12/31/2009              N/A              22.294 7
VISL 14 3.05%
                      12/31/2009              N/A              19.935 0
VISL 2  1.95%
                      12/31/2007              N/A              28.055 0
                      12/31/2008              28.055              19.683 4
                      12/31/2009              19.683              23.804 5
VISL 3  2.35%
                      12/31/2007              N/A              26.831 0
                      12/31/2008              26.831              18.749 7
                      12/31/2009              18.749              22.583 13
VISL 4  2.65%
                      12/31/2007              N/A              25.948 0
                      12/31/2008              25.948              18.078 2
                      12/31/2009              18.078              21.709 4
VISL 5  2.50%
                      12/31/2007              N/A              26.386 0
                      12/31/2008              26.386              18.410 2
                      12/31/2009              18.410              22.142 6
VISL 6  2.80%
                      12/31/2007              N/A              25.517 0
                      12/31/2008              25.517              17.751 2
                      12/31/2009              17.751              21.285 3
VISL 7  2.05%
                      12/31/2008              N/A              19.446 2
                      12/31/2009              19.446              23.493 8
VISL 9  2.45%
                      12/31/2008              N/A              18.523 0
                      12/31/2009              18.523              22.288 0
Mutual Shares Securities Fund
VISB 1 1.90%
VISB NY/TRAD GMDB
                      12/31/2007              N/A              22.858 6
                      12/31/2008              22.858              14.105 10
                      12/31/2009              14.105              17.444 8
VISB 10 3.00%
                      12/31/2008              N/A              12.328 1
                      12/31/2009              12.328              15.080 1
VISB 11 2.85%
                      12/31/2008              N/A              12.555 0
                      12/31/2009              12.555              15.381 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

63

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 12 3.15%
                      12/31/2008              N/A              12.105 0
                      12/31/2009              12.105              14.785 0
VISB 13 3.30%
                      12/31/2009              N/A              14.496 0
VISB 14 2.45%
                      12/31/2009              N/A              16.212 0
VISB 2  2.20%
                      12/31/2007              N/A              21.377 0
                      12/31/2008              21.377              13.151 0
                      12/31/2009              13.151              16.216 5
VISB 3  2.60%
                      12/31/2007              N/A              21.141 0
                      12/31/2008              21.141              12.954 11
                      12/31/2009              12.954              15.909 13
VISB 4  2.90%
                      12/31/2007              N/A              19.771 0
                      12/31/2008              19.771              12.078 11
                      12/31/2009              12.078              14.789 9
VISB 5  2.75%
                      12/31/2007              N/A              20.790 0
                      12/31/2008              20.790              12.720 1
                      12/31/2009              12.720              15.598 7
VISB 6  3.05%
                      12/31/2007              N/A              19.443 0
                      12/31/2008              19.443              11.860 5
                      12/31/2009              11.860              14.500 5
VISB 7  2.30%
                      12/31/2008              N/A              13.423 2
                      12/31/2009              13.423              16.535 0
VISB 9  2.70%
                      12/31/2008              N/A              12.786 0
                      12/31/2009              12.786              15.687 0
VISC 1  2.45%
                      12/31/2008              N/A              13.181 3
                      12/31/2009              13.181              16.212 3
VISC 10 3.00%
                      12/31/2008              N/A              12.328 0
                      12/31/2009              12.328              15.080 0
VISC 11 2.30%
                      12/31/2009              N/A              16.535 0
VISC 12 3.15%
                      12/31/2009              N/A              14.785 0
VISC 14 1.75%
                      12/31/2009              N/A              17.778 0
VISC 15 2.05%
                      12/31/2009              N/A              17.088 0
VISC 2  2.75%
                      12/31/2008              N/A              12.709 0
                      12/31/2009              12.709              15.584 0
VISC 3  2.60%
                      12/31/2008              N/A              12.942 0
                      12/31/2009              12.942              15.895 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 4  2.90%
                      12/31/2008              N/A              12.479 0
                      12/31/2009              12.479              15.280 0
VISC 5  2.15%
                      12/31/2008              N/A              13.670 1
                      12/31/2009              13.670              16.865 1
VISC 7  2.55%
                      12/31/2008              N/A              13.021 0
                      12/31/2009              13.021              16.000 0
VISC 8  2.85%
                      12/31/2008              N/A              12.555 0
                      12/31/2009              12.555              15.381 0
VISC 9  2.70%
                      12/31/2008              N/A              12.786 0
                      12/31/2009              12.786              15.687 0
VISI 10 2.50%
                      12/31/2008              N/A              13.101 4
                      12/31/2009              13.101              16.106 4
VISI 11 2.35%
                      12/31/2008              N/A              13.342 1
                      12/31/2009              13.342              16.427 2
VISI 12 2.65%
                      12/31/2008              N/A              12.864 0
                      12/31/2009              12.864              15.791 0
VISI 13 1.95%
                      12/31/2009              N/A              17.314 8
VISI 14 2.80%
                      12/31/2009              N/A              15.482 0
VISI 2  1.70%
                      12/31/2007              N/A              23.353 4
                      12/31/2008              23.353              14.439 6
                      12/31/2009              14.439              17.893 4
VISI 3  2.10%
                      12/31/2007              N/A              22.334 0
                      12/31/2008              22.334              13.754 39
                      12/31/2009              13.754              16.976 47
VISI 4  2.40%
                      12/31/2007              N/A              21.599 0
                      12/31/2008              21.599              13.261 5
                      12/31/2009              13.261              16.319 6
VISI 5  2.25%
                      12/31/2007              N/A              21.963 0
                      12/31/2008              21.963              13.505 1
                      12/31/2009              13.505              16.644 2
VISI 6  2.55%
                      12/31/2007              N/A              21.241 0
                      12/31/2008              21.241              13.021 2
                      12/31/2009              13.021              16.000 4
VISI 7  1.80%
                      12/31/2008              N/A              14.265 34
                      12/31/2009              14.265              17.659 39
VISI 9  2.20%
                      12/31/2008              N/A              13.151 2
                      12/31/2009              13.151              16.216 4

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

64

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 1  1.65%
                      12/31/2007              N/A              23.484 4
                      12/31/2008              23.484              14.527 18
                      12/31/2009              14.527              18.011 15
VISL 10 2.75%
                      12/31/2008              N/A              12.709 0
                      12/31/2009              12.709              15.584 0
VISL 11 2.60%
                      12/31/2008              N/A              12.942 0
                      12/31/2009              12.942              15.895 0
VISL 12 2.90%
                      12/31/2008              N/A              12.479 0
                      12/31/2009              12.479              15.280 0
VISL 13 2.20%
                      12/31/2009              N/A              16.216 2
VISL 14 3.05%
                      12/31/2009              N/A              14.500 0
VISL 2  1.95%
                      12/31/2007              N/A              22.711 0
                      12/31/2008              22.711              14.007 3
                      12/31/2009              14.007              17.314 5
VISL 3  2.35%
                      12/31/2007              N/A              21.720 0
                      12/31/2008              21.720              13.342 13
                      12/31/2009              13.342              16.427 17
VISL 4  2.65%
                      12/31/2007              N/A              21.005 0
                      12/31/2008              21.005              12.864 2
                      12/31/2009              12.864              15.791 6
VISL 5  2.50%
                      12/31/2007              N/A              21.359 0
                      12/31/2008              21.359              13.101 3
                      12/31/2009              13.101              16.106 5
VISL 6  2.80%
                      12/31/2007              N/A              20.656 0
                      12/31/2008              20.656              12.632 0
                      12/31/2009              12.632              15.482 2
VISL 7  2.05%
                      12/31/2008              N/A              13.837 1
                      12/31/2009              13.837              17.088 6
VISL 9  2.45%
                      12/31/2008              N/A              13.181 2
                      12/31/2009              13.181              16.212 5
PIMCO VIT All Asset Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              13.467 0
                      12/31/2008              13.467              11.120 0
                      12/31/2009              11.120              13.264 15
VISB 10 3.00%
                      12/31/2008              N/A              9.974 0
                      12/31/2009              9.974              11.767 1
VISB 11 2.85%
                      12/31/2008              N/A              10.044 0
                      12/31/2009              10.044              11.868 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 12 3.15%
                      12/31/2008              N/A              9.904 0
                      12/31/2009              9.904              11.668 1
VISB 13 3.30%
                      12/31/2009              N/A              11.569 0
VISB 14 2.45%
                      12/31/2009              N/A              12.141 0
VISB 2  2.20%
                      12/31/2007              N/A              13.320 0
                      12/31/2008              13.320              10.965 0
                      12/31/2009              10.965              13.041 5
VISB 3  2.60%
                      12/31/2007              N/A              13.126 0
                      12/31/2008              13.126              10.762 4
                      12/31/2009              10.762              12.748 4
VISB 4  2.90%
                      12/31/2007              N/A              12.982 0
                      12/31/2008              12.982              10.612 3
                      12/31/2009              10.612              12.533 3
VISB 5  2.75%
                      12/31/2007              N/A              13.054 0
                      12/31/2008              13.054              10.687 2
                      12/31/2009              10.687              12.640 2
VISB 6  3.05%
                      12/31/2007              N/A              12.911 0
                      12/31/2008              12.911              10.538 0
                      12/31/2009              10.538              12.426 0
VISB 7  2.30%
                      12/31/2008              N/A              10.914 5
                      12/31/2009              10.914              12.967 5
VISB 9  2.70%
                      12/31/2008              N/A              10.115 0
                      12/31/2009              10.115              11.970 0
VISC 1  2.45%
                      12/31/2008              N/A              10.234 0
                      12/31/2009              10.234              12.141 0
VISC 10 3.00%
                      12/31/2008              N/A              9.974 0
                      12/31/2009              9.974              11.767 0
VISC 11 2.30%
                      12/31/2009              N/A              12.967 0
VISC 12 3.15%
                      12/31/2009              N/A              11.668 0
VISC 14 1.75%
                      12/31/2009              N/A              13.367 0
VISC 15 2.05%
                      12/31/2009              N/A              12.419 0
VISC 2  2.75%
                      12/31/2008              N/A              10.091 0
                      12/31/2009              10.091              11.936 0
VISC 3  2.60%
                      12/31/2008              N/A              10.162 0
                      12/31/2009              10.162              12.038 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

65

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 4  2.90%
                      12/31/2008              N/A              10.021 0
                      12/31/2009              10.021              11.834 0
VISC 5  2.15%
                      12/31/2008              N/A              10.378 10
                      12/31/2009              10.378              12.349 10
VISC 7  2.55%
                      12/31/2008              N/A              10.186 0
                      12/31/2009              10.186              12.072 0
VISC 8  2.85%
                      12/31/2008              N/A              10.044 1
                      12/31/2009              10.044              11.868 2
VISC 9  2.70%
                      12/31/2008              N/A              10.115 0
                      12/31/2009              10.115              11.970 0
VISI 10 2.50%
                      12/31/2008              N/A              10.210 0
                      12/31/2009              10.210              12.106 15
VISI 11 2.35%
                      12/31/2008              N/A              10.282 0
                      12/31/2009              10.282              12.210 13
VISI 12 2.65%
                      12/31/2008              N/A              10.139 0
                      12/31/2009              10.139              12.004 3
VISI 13 1.95%
                      12/31/2009              N/A              12.490 18
VISI 14 2.80%
                      12/31/2009              N/A              11.902 1
VISI 2  1.70%
                      12/31/2007              N/A              12.811 0
                      12/31/2008              12.811              10.599 0
                      12/31/2009              10.599              12.668 27
VISI 3  2.10%
                      12/31/2007              N/A              12.624 0
                      12/31/2008              12.624              10.403 8
                      12/31/2009              10.403              12.384 26
VISI 4  2.40%
                      12/31/2007              N/A              12.486 0
                      12/31/2008              12.486              10.258 0
                      12/31/2009              10.258              12.175 2
VISI 5  2.25%
                      12/31/2007              N/A              12.555 0
                      12/31/2008              12.555              10.330 6
                      12/31/2009              10.330              12.279 6
VISI 6  2.55%
                      12/31/2007              N/A              12.417 0
                      12/31/2008              12.417              10.186 1
                      12/31/2009              10.186              12.072 0
VISI 7  1.80%
                      12/31/2008              N/A              10.550 1
                      12/31/2009              10.550              12.597 9
VISI 9  2.20%
                      12/31/2008              N/A              10.965 0
                      12/31/2009              10.965              13.041 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 1  1.65%
                      12/31/2007              N/A              12.834 0
                      12/31/2008              12.834              10.624 5
                      12/31/2009              10.624              12.704 6
VISL 10 2.75%
                      12/31/2008              N/A              10.091 1
                      12/31/2009              10.091              11.936 4
VISL 11 2.60%
                      12/31/2008              N/A              10.162 0
                      12/31/2009              10.162              12.038 1
VISL 12 2.90%
                      12/31/2008              N/A              10.021 0
                      12/31/2009              10.021              11.834 1
VISL 13 2.20%
                      12/31/2009              N/A              13.041 5
VISL 14 3.05%
                      12/31/2009              N/A              12.426 0
VISL 2  1.95%
                      12/31/2007              N/A              12.694 0
                      12/31/2008              12.694              10.476 3
                      12/31/2009              10.476              12.490 18
VISL 3  2.35%
                      12/31/2007              N/A              12.509 0
                      12/31/2008              12.509              10.282 9
                      12/31/2009              10.282              12.210 14
VISL 4  2.65%
                      12/31/2007              N/A              12.372 0
                      12/31/2008              12.372              10.139 1
                      12/31/2009              10.139              12.004 1
VISL 5  2.50%
                      12/31/2007              N/A              12.440 0
                      12/31/2008              12.440              10.210 1
                      12/31/2009              10.210              12.106 2
VISL 6  2.80%
                      12/31/2007              N/A              12.304 0
                      12/31/2008              12.304              10.068 1
                      12/31/2009              10.068              11.902 4
VISL 7  2.05%
                      12/31/2008              N/A              10.427 1
                      12/31/2009              10.427              12.419 2
VISL 9  2.45%
                      12/31/2008              N/A              10.234 1
                      12/31/2009              10.234              12.141 1
PIMCO VIT CommodityRealReturn Strategy Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              12.645 12
                      12/31/2008              12.645              6.974 32
                      12/31/2009              6.974              9.684 16
VISB 10 3.00%
                      12/31/2008              N/A              6.697 0
                      12/31/2009              6.697              9.199 0
VISB 11 2.85%
                      12/31/2008              N/A              6.734 0
                      12/31/2009              6.734              9.263 3

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

66

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 12 3.15%
                      12/31/2008              N/A              6.661 0
                      12/31/2009              6.661              9.134 0
VISB 13 3.30%
                      12/31/2009              N/A              9.070 0
VISB 14 2.45%
                      12/31/2009              N/A              9.438 1
VISB 2  2.20%
                      12/31/2007              N/A              12.544 2
                      12/31/2008              12.544              6.897 6
                      12/31/2009              6.897              9.549 9
VISB 3  2.60%
                      12/31/2007              N/A              12.411 0
                      12/31/2008              12.411              6.797 20
                      12/31/2009              6.797              9.372 31
VISB 4  2.90%
                      12/31/2007              N/A              12.312 0
                      12/31/2008              12.312              6.722 7
                      12/31/2009              6.722              9.242 6
VISB 5  2.75%
                      12/31/2007              N/A              12.361 0
                      12/31/2008              12.361              6.759 7
                      12/31/2009              6.759              9.307 11
VISB 6  3.05%
                      12/31/2007              N/A              12.263 0
                      12/31/2008              12.263              6.685 3
                      12/31/2009              6.685              9.177 0
VISB 7  2.30%
                      12/31/2008              N/A              6.872 14
                      12/31/2009              6.872              9.505 8
VISB 9  2.70%
                      12/31/2008              N/A              6.772 0
                      12/31/2009              6.772              9.329 1
VISC 1  2.45%
                      12/31/2008              N/A              6.834 2
                      12/31/2009              6.834              9.438 2
VISC 10 3.00%
                      12/31/2008              N/A              6.697 0
                      12/31/2009              6.697              9.199 0
VISC 11 2.30%
                      12/31/2009              N/A              9.505 1
VISC 12 3.15%
                      12/31/2009              N/A              9.134 0
VISC 14 1.75%
                      12/31/2009              N/A              9.752 0
VISC 15 2.05%
                      12/31/2009              N/A              9.617 0
VISC 2  2.75%
                      12/31/2008              N/A              6.759 0
                      12/31/2009              6.759              9.307 1
VISC 3  2.60%
                      12/31/2008              N/A              6.797 0
                      12/31/2009              6.797              9.372 0
VISC 4  2.90%
                      12/31/2008              N/A              6.722 0
                      12/31/2009              6.722              9.242 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 5  2.15%
                      12/31/2008              N/A              6.910 1
                      12/31/2009              6.910              9.572 2
VISC 7  2.55%
                      12/31/2008              N/A              6.809 0
                      12/31/2009              6.809              9.394 0
VISC 8  2.85%
                      12/31/2008              N/A              6.734 0
                      12/31/2009              6.734              9.263 0
VISC 9  2.70%
                      12/31/2008              N/A              6.772 0
                      12/31/2009              6.772              9.329 0
VISI 10 2.50%
                      12/31/2008              N/A              6.822 1
                      12/31/2009              6.822              9.416 1
VISI 11 2.35%
                      12/31/2008              N/A              6.859 1
                      12/31/2009              6.859              9.483 4
VISI 12 2.65%
                      12/31/2008              N/A              6.784 1
                      12/31/2009              6.784              9.350 0
VISI 13 1.95%
                      12/31/2009              N/A              9.662 20
VISI 14 2.80%
                      12/31/2009              N/A              9.285 0
VISI 2  1.70%
                      12/31/2007              N/A              12.713 1
                      12/31/2008              12.713              7.025 1
                      12/31/2009              7.025              9.775 2
VISI 3  2.10%
                      12/31/2007              N/A              12.578 0
                      12/31/2008              12.578              6.923 24
                      12/31/2009              6.923              9.594 52
VISI 4  2.40%
                      12/31/2007              N/A              12.478 0
                      12/31/2008              12.478              6.847 13
                      12/31/2009              6.847              9.460 17
VISI 5  2.25%
                      12/31/2007              N/A              12.528 0
                      12/31/2008              12.528              6.885 16
                      12/31/2009              6.885              9.527 15
VISI 6  2.55%
                      12/31/2007              N/A              12.428 0
                      12/31/2008              12.428              6.809 0
                      12/31/2009              6.809              9.394 0
VISI 7  1.80%
                      12/31/2008              N/A              7.000 8
                      12/31/2009              7.000              9.730 24
VISI 9  2.20%
                      12/31/2008              N/A              6.897 0
                      12/31/2009              6.897              9.549 3
VISL 1  1.65%
                      12/31/2007              N/A              12.730 1
                      12/31/2008              12.730              7.038 5
                      12/31/2009              7.038              9.798 6

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

67

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 10 2.75%
                      12/31/2008              N/A              6.759 0
                      12/31/2009              6.759              9.307 4
VISL 11 2.60%
                      12/31/2008              N/A              6.797 0
                      12/31/2009              6.797              9.372 0
VISL 12 2.90%
                      12/31/2008              N/A              6.722 0
                      12/31/2009              6.722              9.242 2
VISL 13 2.20%
                      12/31/2009              N/A              9.549 2
VISL 14 3.05%
                      12/31/2009              N/A              9.177 0
VISL 2  1.95%
                      12/31/2007              N/A              12.629 0
                      12/31/2008              12.629              6.961 4
                      12/31/2009              6.961              9.662 4
VISL 3  2.35%
                      12/31/2007              N/A              12.494 0
                      12/31/2008              12.494              6.859 16
                      12/31/2009              6.859              9.483 20
VISL 4  2.65%
                      12/31/2007              N/A              12.394 0
                      12/31/2008              12.394              6.784 2
                      12/31/2009              6.784              9.350 6
VISL 5  2.50%
                      12/31/2007              N/A              12.444 0
                      12/31/2008              12.444              6.822 2
                      12/31/2009              6.822              9.416 3
VISL 6  2.80%
                      12/31/2007              N/A              12.345 0
                      12/31/2008              12.345              6.747 6
                      12/31/2009              6.747              9.285 10
VISL 7  2.05%
                      12/31/2008              N/A              6.935 2
                      12/31/2009              6.935              9.617 6
VISL 9  2.45%
                      12/31/2008              N/A              6.834 1
                      12/31/2009              6.834              9.438 2
PIMCO VIT Emerging Markets Bond Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              12.124 1
                      12/31/2008              12.124              10.159 1
                      12/31/2009              10.159              13.016 4
VISB 10 3.00%
                      12/31/2008              N/A              9.756 0
                      12/31/2009              9.756              12.364 4
VISB 11 2.85%
                      12/31/2008              N/A              9.810 0
                      12/31/2009              9.810              12.451 1
VISB 12 3.15%
                      12/31/2008              N/A              9.702 0
                      12/31/2009              9.702              12.277 2
VISB 13 3.30%
                      12/31/2009              N/A              12.191 3

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 14 2.45%
                      12/31/2009              N/A              12.686 1
VISB 2  2.20%
                      12/31/2007              N/A              12.027 0
                      12/31/2008              12.027              10.047 1
                      12/31/2009              10.047              12.835 3
VISB 3  2.60%
                      12/31/2007              N/A              11.899 0
                      12/31/2008              11.899              9.901 2
                      12/31/2009              9.901              12.597 7
VISB 4  2.90%
                      12/31/2007              N/A              11.804 0
                      12/31/2008              11.804              9.792 0
                      12/31/2009              9.792              12.422 7
VISB 5  2.75%
                      12/31/2007              N/A              11.851 0
                      12/31/2008              11.851              9.846 1
                      12/31/2009              9.846              12.509 2
VISB 6  3.05%
                      12/31/2007              N/A              11.757 0
                      12/31/2008              11.757              9.738 0
                      12/31/2009              9.738              12.335 10
VISB 7  2.30%
                      12/31/2008              N/A              10.010 3
                      12/31/2009              10.010              12.775 4
VISB 9  2.70%
                      12/31/2008              N/A              9.864 0
                      12/31/2009              9.864              12.538 5
VISC 1  2.45%
                      12/31/2008              N/A              9.955 2
                      12/31/2009              9.955              12.686 2
VISC 10 3.00%
                      12/31/2008              N/A              9.756 0
                      12/31/2009              9.756              12.364 0
VISC 11 2.30%
                      12/31/2009              N/A              12.775 0
VISC 12 3.15%
                      12/31/2009              N/A              12.277 0
VISC 14 1.75%
                      12/31/2009              N/A              13.108 1
VISC 15 2.05%
                      12/31/2009              N/A              12.925 1
VISC 2  2.75%
                      12/31/2008              N/A              9.846 0
                      12/31/2009              9.846              12.509 1
VISC 3  2.60%
                      12/31/2008              N/A              9.901 0
                      12/31/2009              9.901              12.597 0
VISC 4  2.90%
                      12/31/2008              N/A              9.792 0
                      12/31/2009              9.792              12.422 0
VISC 5  2.15%
                      12/31/2008              N/A              10.066 0
                      12/31/2009              10.066              12.865 6

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

68

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 7  2.55%
                      12/31/2008              N/A              9.919 0
                      12/31/2009              9.919              12.627 0
VISC 8  2.85%
                      12/31/2008              N/A              9.810 0
                      12/31/2009              9.810              12.451 2
VISC 9  2.70%
                      12/31/2008              N/A              9.864 0
                      12/31/2009              9.864              12.538 0
VISI 10 2.50%
                      12/31/2008              N/A              9.937 0
                      12/31/2009              9.937              12.656 11
VISI 11 2.35%
                      12/31/2008              N/A              9.992 1
                      12/31/2009              9.992              12.745 5
VISI 12 2.65%
                      12/31/2008              N/A              9.882 0
                      12/31/2009              9.882              12.568 13
VISI 13 1.95%
                      12/31/2009              N/A              12.986 6
VISI 14 2.80%
                      12/31/2009              N/A              12.480 3
VISI 2  1.70%
                      12/31/2007              N/A              12.189 0
                      12/31/2008              12.189              10.234 0
                      12/31/2009              10.234              13.139 18
VISI 3  2.10%
                      12/31/2007              N/A              12.059 0
                      12/31/2008              12.059              10.084 1
                      12/31/2009              10.084              12.895 5
VISI 4  2.40%
                      12/31/2007              N/A              11.963 0
                      12/31/2008              11.963              9.974 4
                      12/31/2009              9.974              12.716 22
VISI 5  2.25%
                      12/31/2007              N/A              12.011 0
                      12/31/2008              12.011              10.029 2
                      12/31/2009              10.029              12.805 2
VISI 6  2.55%
                      12/31/2007              N/A              11.915 0
                      12/31/2008              11.915              9.919 0
                      12/31/2009              9.919              12.627 1
VISI 7  1.80%
                      12/31/2008              N/A              10.196 0
                      12/31/2009              10.196              13.077 2
VISI 9  2.20%
                      12/31/2008              N/A              10.047 0
                      12/31/2009              10.047              12.835 0
VISL 1  1.65%
                      12/31/2007              N/A              12.205 0
                      12/31/2008              12.205              10.253 1
                      12/31/2009              10.253              13.170 32
VISL 10 2.75%
                      12/31/2008              N/A              9.846 0
                      12/31/2009              9.846              12.509 6

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 11 2.60%
                      12/31/2008              N/A              9.901 0
                      12/31/2009              9.901              12.597 0
VISL 12 2.90%
                      12/31/2008              N/A              9.792 0
                      12/31/2009              9.792              12.422 3
VISL 13 2.20%
                      12/31/2009              N/A              12.835 0
VISL 14 3.05%
                      12/31/2009              N/A              12.335 0
VISL 2  1.95%
                      12/31/2007              N/A              12.108 0
                      12/31/2008              12.108              10.140 2
                      12/31/2009              10.140              12.986 9
VISL 3  2.35%
                      12/31/2007              N/A              11.979 0
                      12/31/2008              11.979              9.992 2
                      12/31/2009              9.992              12.745 4
VISL 4  2.65%
                      12/31/2007              N/A              11.883 0
                      12/31/2008              11.883              9.882 0
                      12/31/2009              9.882              12.568 6
VISL 5  2.50%
                      12/31/2007              N/A              11.931 0
                      12/31/2008              11.931              9.937 0
                      12/31/2009              9.937              12.656 0
VISL 6  2.80%
                      12/31/2007              N/A              11.835 0
                      12/31/2008              11.835              9.828 4
                      12/31/2009              9.828              12.480 5
VISL 7  2.05%
                      12/31/2008              N/A              10.103 1
                      12/31/2009              10.103              12.925 21
VISL 9  2.45%
                      12/31/2008              N/A              9.955 0
                      12/31/2009              9.955              12.686 0
PIMCO VIT Global Bond Portfolio (Unhedged)
VISB 1  1.90%
                      12/31/2007              N/A              10.302 0
                      12/31/2008              10.302              10.022 12
                      12/31/2009              10.022              11.492 13
VISB 10 3.00%
                      12/31/2008              N/A              9.624 0
                      12/31/2009              9.624              10.915 0
VISB 11 2.85%
                      12/31/2008              N/A              9.678 0
                      12/31/2009              9.678              10.992 8
VISB 12 3.15%
                      12/31/2008              N/A              9.572 0
                      12/31/2009              9.572              10.839 1
VISB 13 3.30%
                      12/31/2009              N/A              10.763 0
VISB 14 2.45%
                      12/31/2009              N/A              11.200 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

69

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 2  2.20%
                      12/31/2007              N/A              10.219 1
                      12/31/2008              10.219              9.912 6
                      12/31/2009              9.912              11.331 8
VISB 3  2.60%
                      12/31/2007              N/A              10.111 0
                      12/31/2008              10.111              9.767 4
                      12/31/2009              9.767              11.121 5
VISB 4  2.90%
                      12/31/2007              N/A              10.030 0
                      12/31/2008              10.030              9.660 0
                      12/31/2009              9.660              10.966 0
VISB 5  2.75%
                      12/31/2007              N/A              10.070 0
                      12/31/2008              10.070              9.713 2
                      12/31/2009              9.713              11.044 2
VISB 6  3.05%
                      12/31/2007              N/A              9.990 0
                      12/31/2008              9.990              9.607 0
                      12/31/2009              9.607              10.890 1
VISB 7  2.30%
                      12/31/2008              N/A              9.875 1
                      12/31/2009              9.875              11.279 2
VISB 9  2.70%
                      12/31/2008              N/A              9.731 0
                      12/31/2009              9.731              11.069 5
VISC 1  2.45%
                      12/31/2008              N/A              9.821 2
                      12/31/2009              9.821              11.200 3
VISC 10 3.00%
                      12/31/2008              N/A              9.624 0
                      12/31/2009              9.624              10.915 0
VISC 11 2.30%
                      12/31/2009              N/A              11.279 0
VISC 12 3.15%
                      12/31/2009              N/A              10.839 0
VISC 14 1.75%
                      12/31/2009              N/A              11.572 0
VISC 15 2.05%
                      12/31/2009              N/A              11.411 0
VISC 2  2.75%
                      12/31/2008              N/A              9.713 0
                      12/31/2009              9.713              11.044 0
VISC 3  2.60%
                      12/31/2008              N/A              9.767 0
                      12/31/2009              9.767              11.121 0
VISC 4  2.90%
                      12/31/2008              N/A              9.660 0
                      12/31/2009              9.660              10.966 0
VISC 5  2.15%
                      12/31/2008              N/A              9.930 1
                      12/31/2009              9.930              11.358 2
VISC 7  2.55%
                      12/31/2008              N/A              9.785 0
                      12/31/2009              9.785              11.147 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISC 8  2.85%
                      12/31/2008              N/A              9.678 2
                      12/31/2009              9.678              10.992 1
VISC 9  2.70%
                      12/31/2008              N/A              9.731 0
                      12/31/2009              9.731              11.069 0
VISI 10 2.50%
                      12/31/2008              N/A              9.803 0
                      12/31/2009              9.803              11.174 4
VISI 11 2.35%
                      12/31/2008              N/A              9.857 0
                      12/31/2009              9.857              11.252 2
VISI 12 2.65%
                      12/31/2008              N/A              9.749 0
                      12/31/2009              9.749              11.095 1
VISI 13 1.95%
                      12/31/2009              N/A              11.465 5
VISI 14 2.80%
                      12/31/2009              N/A              11.018 0
VISI 2  1.70%
                      12/31/2007              N/A              10.357 0
                      12/31/2008              10.357              10.096 0
                      12/31/2009              10.096              11.600 6
VISI 3  2.10%
                      12/31/2007              N/A              10.247 0
                      12/31/2008              10.247              9.948 5
                      12/31/2009              9.948              11.385 17
VISI 4  2.40%
                      12/31/2007              N/A              10.165 0
                      12/31/2008              10.165              9.839 6
                      12/31/2009              9.839              11.226 9
VISI 5  2.25%
                      12/31/2007              N/A              10.206 0
                      12/31/2008              10.206              9.894 6
                      12/31/2009              9.894              11.305 5
VISI 6  2.55%
                      12/31/2007              N/A              10.124 0
                      12/31/2008              10.124              9.785 0
                      12/31/2009              9.785              11.147 0
VISI 7  1.80%
                      12/31/2008              N/A              10.059 2
                      12/31/2009              10.059              11.545 8
VISI 9  2.20%
                      12/31/2008              N/A              9.912 0
                      12/31/2009              9.912              11.331 0
VISL 1  1.65%
                      12/31/2007              N/A              10.371 0
                      12/31/2008              10.371              10.114 0
                      12/31/2009              10.114              11.627 10
VISL 10 2.75%
                      12/31/2008              N/A              9.713 1
                      12/31/2009              9.713              11.044 6
VISL 11 2.60%
                      12/31/2008              N/A              9.767 0
                      12/31/2009              9.767              11.121 0

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

70

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 12 2.90%
                      12/31/2008              N/A              9.660 0
                      12/31/2009              9.660              10.966 0
VISL 13 2.20%
                      12/31/2009              N/A              11.331 2
VISL 14 3.05%
                      12/31/2009              N/A              10.890 0
VISL 2  1.95%
                      12/31/2007              N/A              10.288 0
                      12/31/2008              10.288              10.003 0
                      12/31/2009              10.003              11.465 2
VISL 3  2.35%
                      12/31/2007              N/A              10.178 0
                      12/31/2008              10.178              9.857 3
                      12/31/2009              9.857              11.252 2
VISL 4  2.65%
                      12/31/2007              N/A              10.097 0
                      12/31/2008              10.097              9.749 3
                      12/31/2009              9.749              11.095 9
VISL 5  2.50%
                      12/31/2007              N/A              10.138 0
                      12/31/2008              10.138              9.803 2
                      12/31/2009              9.803              11.174 2
VISL 6  2.80%
                      12/31/2007              N/A              10.057 0
                      12/31/2008              10.057              9.695 0
                      12/31/2009              9.695              11.018 0
VISL 7  2.05%
                      12/31/2008              N/A              9.967 0
                      12/31/2009              9.967              11.411 1
VISL 9  2.45%
                      12/31/2008              N/A              9.821 1
                      12/31/2009              9.821              11.200 2
PIMCO VIT Global Multi-Asset Portfolio
VISB 1  1.90%
                      12/31/2009              N/A              10.001 3
VISB 10 3.00%
                      12/31/2009              N/A              9.980 0
VISB 11 2.85%
                      12/31/2009              N/A              9.983 0
VISB 12 3.15%
                      12/31/2009              N/A              9.977 0
VISB 13 3.30%
                      12/31/2009              N/A              9.974 0
VISB 14 2.45%
                      12/31/2009              N/A              9.990 0
VISB 2  2.20%
                      12/31/2009              N/A              9.995 0
VISB 3  2.60%
                      12/31/2009              N/A              9.988 0
VISB 4  2.90%
                      12/31/2009              N/A              9.982 0
VISB 5  2.75%
                      12/31/2009              N/A              9.985 0
VISB 6  3.05%
                      12/31/2009              N/A              9.979 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 7  2.30%
                      12/31/2009              N/A              9.993 0
VISB 9  2.70%
                      12/31/2009              N/A              9.986 3
VISC 1  2.45%
                      12/31/2009              N/A              9.990 0
VISC 10 3.00
                      12/31/2009              N/A              9.980 0
VISC 11 2.30%
                      12/31/2009              N/A              9.993 0
VISC 12 3.15%
                      12/31/2009              N/A              9.977 0
VISC 14 1.75%
                      12/31/2009              N/A              10.004 0
VISC 15 2.05%
                      12/31/2009              N/A              9.998 0
VISC 2  2.75%
                      12/31/2009              N/A              9.985 0
VISC 3  2.60%
                      12/31/2009              N/A              9.988 0
VISC 4  2.90%
                      12/31/2009              N/A              9.982 0
VISC 5  2.15%
                      12/31/2009              N/A              9.996 0
VISC 7  2.55%
                      12/31/2009              N/A              9.989 0
VISC 8  2.85%
                      12/31/2009              N/A              9.983 0
VISC 9  2.70%
                      12/31/2009              N/A              9.986 0
VISI 10 2.50%
                      12/31/2009              N/A              9.989 0
VISI 11 2.35%
                      12/31/2009              N/A              9.992 0
VISI 12 2.65%
                      12/31/2009              N/A              9.987 0
VISI 13 1.95%
                      12/31/2009              N/A              10.000 0
VISI 14 2.80%
                      12/31/2009              N/A              9.984 0
VISI 2  1.70%
                      12/31/2009              N/A              10.005 17
VISI 3  2.10%
                      12/31/2009              N/A              9.997 0
VISI 4  2.40%
                      12/31/2009              N/A              9.991 0
VISI 5  2.25%
                      12/31/2009              N/A              9.994 0
VISI 6  2.55%
                      12/31/2009              N/A              9.989 0
VISI 7  1.80%
                      12/31/2009              N/A              10.003 0
VISI 9  2.20%
                      12/31/2009              N/A              9.995 0
VISL 1  1.65%
                      12/31/2009              N/A              10.006 5

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

71

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 10 2.75%
                      12/31/2009              N/A              9.985 3
VISL 11 2.60%
                      12/31/2009              N/A              9.988 0
VISL 12 2.90%
                      12/31/2009              N/A              9.982 5
VISL 13 2.20%
                      12/31/2009              N/A              9.995 0
VISL 14 3.05%
                      12/31/2009              N/A              9.979 0
VISL 2  1.95%
                      12/31/2009              N/A              10.000 12
VISL 3  2.35%
                      12/31/2009              N/A              9.992 0
VISL 4  2.65%
                      12/31/2009              N/A              9.987 0
VISL 5  2.50%
                      12/31/2009              N/A              9.989 0
VISL 6  2.80%
                      12/31/2009              N/A              9.984 0
VISL 7  2.05%
                      12/31/2009              N/A              9.998 0
VISL 9  2.45%
                      12/31/2009              N/A              9.990 0
PIMCO VIT High Yield Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              13.628 0
                      12/31/2008              13.628              10.223 2
                      12/31/2009              10.223              14.086 4
VISB 10 3.00%
                      12/31/2008              N/A              9.345 0
                      12/31/2009              9.345              12.736 4
VISB 11 2.85%
                      12/31/2008              N/A              9.471 0
                      12/31/2009              9.471              12.927 7
VISB 12 3.15%
                      12/31/2008              N/A              9.221 0
                      12/31/2009              9.221              12.547 2
VISB 13 3.30%
                      12/31/2009              N/A              12.427 3
VISB 14 2.45%
                      12/31/2009              N/A              13.450 8
VISB 2  2.20%
                      12/31/2007              N/A              13.346 1
                      12/31/2008              13.346              9.982 2
                      12/31/2009              9.982              13.713 4
VISB 3  2.60%
                      12/31/2007              N/A              12.980 0
                      12/31/2008              12.980              9.669 3
                      12/31/2009              9.669              13.230 8
VISB 4  2.90%
                      12/31/2007              N/A              12.713 0
                      12/31/2008              12.713              9.441 1
                      12/31/2009              9.441              12.880 6

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2007              N/A              12.846 0
                      12/31/2008              12.846              9.555 1
                      12/31/2009              9.555              13.054 4
VISB 6  3.05%
                      12/31/2007              N/A              12.581 0
                      12/31/2008              12.581              9.329 0
                      12/31/2009              9.329              12.708 10
VISB 7  2.30%
                      12/31/2008              N/A              9.903 3
                      12/31/2009              9.903              13.591 5
VISB 9  2.70%
                      12/31/2008              N/A              9.599 0
                      12/31/2009              9.599              13.120 1
VISC 1  2.45%
                      12/31/2008              N/A              9.815 0
                      12/31/2009              9.815              13.450 0
VISC 10 3.00%
                      12/31/2008              N/A              9.345 0
                      12/31/2009              9.345              12.736 0
VISC 11 2.30%
                      12/31/2009              N/A              13.591 0
VISC 12 3.15%
                      12/31/2009              N/A              12.547 0
VISC 14 1.75%
                      12/31/2009              N/A              13.884 1
VISC 15 2.05%
                      12/31/2009              N/A              13.995 3
VISC 2  2.75%
                      12/31/2008              N/A              9.556 1
                      12/31/2009              9.556              13.055 2
VISC 3  2.60%
                      12/31/2008              N/A              9.685 0
                      12/31/2009              9.685              13.251 0
VISC 4  2.90%
                      12/31/2008              N/A              9.429 0
                      12/31/2009              9.429              12.863 0
VISC 5  2.15%
                      12/31/2008              N/A              10.081 0
                      12/31/2009              10.081              13.857 0
VISC 7  2.55%
                      12/31/2008              N/A              9.728 0
                      12/31/2009              9.728              13.317 0
VISC 8  2.85%
                      12/31/2008              N/A              9.471 0
                      12/31/2009              9.471              12.927 2
VISC 9  2.70%
                      12/31/2008              N/A              9.599 0
                      12/31/2009              9.599              13.120 0
VISI 10 2.50%
                      12/31/2008              N/A              9.771 1
                      12/31/2009              9.771              13.383 10
VISI 11 2.35%
                      12/31/2008              N/A              9.903 1
                      12/31/2009              9.903              13.584 3

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

72

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 12 2.65%
                      12/31/2008              N/A              9.641 0
                      12/31/2009              9.641              13.186 12
VISI 13 1.95%
                      12/31/2009              N/A              14.134 13
VISI 14 2.80%
                      12/31/2009              N/A              12.991 3
VISI 2  1.70%
                      12/31/2007              N/A              13.962 1
                      12/31/2008              13.962              10.494 0
                      12/31/2009              10.494              14.489 25
VISI 3  2.10%
                      12/31/2007              N/A              13.526 0
                      12/31/2008              13.526              10.126 1
                      12/31/2009              10.126              13.925 19
VISI 4  2.40%
                      12/31/2007              N/A              13.209 0
                      12/31/2008              13.209              9.859 0
                      12/31/2009              9.859              13.517 17
VISI 5  2.25%
                      12/31/2007              N/A              13.366 0
                      12/31/2008              13.366              9.992 2
                      12/31/2009              9.992              13.720 3
VISI 6  2.55%
                      12/31/2007              N/A              13.053 0
                      12/31/2008              13.053              9.728 0
                      12/31/2009              9.728              13.317 1
VISI 7  1.80%
                      12/31/2008              N/A              10.401 12
                      12/31/2009              10.401              14.346 19
VISI 9  2.20%
                      12/31/2008              N/A              9.982 0
                      12/31/2009              9.982              13.713 1
VISL 1  1.65%
                      12/31/2007              N/A              14.017 0
                      12/31/2008              14.017              10.541 0
                      12/31/2009              10.541              14.561 4
VISL 10 2.75%
                      12/31/2008              N/A              9.556 0
                      12/31/2009              9.556              13.055 3
VISL 11 2.60%
                      12/31/2008              N/A              9.685 0
                      12/31/2009              9.685              13.251 0
VISL 12 2.90%
                      12/31/2008              N/A              9.429 0
                      12/31/2009              9.429              12.863 0
VISL 13 2.20%
                      12/31/2009              N/A              13.713 1
VISL 14 3.05%
                      12/31/2009              N/A              12.708 0
VISL 2  1.95%
                      12/31/2007              N/A              13.688 0
                      12/31/2008              13.688              10.263 1
                      12/31/2009              10.263              14.134 20

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 3  2.35%
                      12/31/2007              N/A              13.261 0
                      12/31/2008              13.261              9.903 3
                      12/31/2009              9.903              13.584 5
VISL 4  2.65%
                      12/31/2007              N/A              12.950 0
                      12/31/2008              12.950              9.641 1
                      12/31/2009              9.641              13.186 7
VISL 5  2.50%
                      12/31/2007              N/A              13.104 0
                      12/31/2008              13.104              9.771 2
                      12/31/2009              9.771              13.383 4
VISL 6  2.80%
                      12/31/2007              N/A              12.797 0
                      12/31/2008              12.797              9.513 0
                      12/31/2009              9.513              12.991 3
VISL 7  2.05%
                      12/31/2008              N/A              10.172 1
                      12/31/2009              10.172              13.995 1
VISL 9  2.45%
                      12/31/2008              N/A              9.815 0
                      12/31/2009              9.815              13.450 0
PIMCO VIT Real Return Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              11.989 0
                      12/31/2008              11.989              10.933 16
                      12/31/2009              10.933              12.700 21
VISB 10 3.00%
                      12/31/2008              N/A              10.314 0
                      12/31/2009              10.314              11.851 0
VISB 11 2.85%
                      12/31/2008              N/A              10.403 0
                      12/31/2009              10.403              11.970 9
VISB 12 3.15%
                      12/31/2008              N/A              10.227 0
                      12/31/2009              10.227              11.732 1
VISB 13 3.30%
                      12/31/2009              N/A              11.615 0
VISB 14 2.45%
                      12/31/2009              N/A              12.294 0
VISB 2  2.20%
                      12/31/2007              N/A              11.822 0
                      12/31/2008              11.822              10.748 1
                      12/31/2009              10.748              12.448 10
VISB 3  2.60%
                      12/31/2007              N/A              11.603 0
                      12/31/2008              11.603              10.507 13
                      12/31/2009              10.507              12.120 16
VISB 4  2.90%
                      12/31/2007              N/A              11.441 0
                      12/31/2008              11.441              10.329 2
                      12/31/2009              10.329              11.880 2

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

73

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2007              N/A              11.522 0
                      12/31/2008              11.522              10.418 4
                      12/31/2009              10.418              11.999 16
VISB 6  3.05%
                      12/31/2007              N/A              11.361 0
                      12/31/2008              11.361              10.242 0
                      12/31/2009              10.242              11.761 1
VISB 7  2.30%
                      12/31/2008              N/A              10.732 8
                      12/31/2009              10.732              12.418 6
VISB 9  2.70%
                      12/31/2008              N/A              10.491 1
                      12/31/2009              10.491              12.090 3
VISC 1  2.45%
                      12/31/2008              N/A              10.641 0
                      12/31/2009              10.641              12.294 0
VISC 10 3.00%
                      12/31/2008              N/A              10.314 0
                      12/31/2009              10.314              11.851 0
VISC 11 2.30%
                      12/31/2009              N/A              12.418 0
VISC 12 3.15%
                      12/31/2009              N/A              11.732 0
VISC 14 1.75%
                      12/31/2009              N/A              12.872 0
VISC 15 2.05%
                      12/31/2009              N/A              12.627 0
VISC 2  2.75%
                      12/31/2008              N/A              10.462 1
                      12/31/2009              10.462              12.050 1
VISC 3  2.60%
                      12/31/2008              N/A              10.551 0
                      12/31/2009              10.551              12.171 0
VISC 4  2.90%
                      12/31/2008              N/A              10.373 0
                      12/31/2009              10.373              11.930 0
VISC 5  2.15%
                      12/31/2008              N/A              10.824 0
                      12/31/2009              10.824              12.543 3
VISC 7  2.55%
                      12/31/2008              N/A              10.581 0
                      12/31/2009              10.581              12.212 0
VISC 8  2.85%
                      12/31/2008              N/A              10.403 0
                      12/31/2009              10.403              11.970 0
VISC 9  2.70%
                      12/31/2008              N/A              10.491 0
                      12/31/2009              10.491              12.090 0
VISI 10 2.50%
                      12/31/2008              N/A              10.611 1
                      12/31/2009              10.611              12.253 16
VISI 11 2.35%
                      12/31/2008              N/A              10.702 0
                      12/31/2009              10.702              12.376 9

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 12 2.65%
                      12/31/2008              N/A              10.521 0
                      12/31/2009              10.521              12.131 8
VISI 13 1.95%
                      12/31/2009              N/A              12.711 11
VISI 14 2.80%
                      12/31/2009              N/A              12.010 0
VISI 2  1.70%
                      12/31/2007              N/A              12.153 0
                      12/31/2008              12.153              11.104 6
                      12/31/2009              11.104              12.925 28
VISI 3  2.10%
                      12/31/2007              N/A              11.927 0
                      12/31/2008              11.927              10.855 21
                      12/31/2009              10.855              12.585 42
VISI 4  2.40%
                      12/31/2007              N/A              11.761 0
                      12/31/2008              11.761              10.672 10
                      12/31/2009              10.672              12.335 27
VISI 5  2.25%
                      12/31/2007              N/A              11.844 0
                      12/31/2008              11.844              10.763 3
                      12/31/2009              10.763              12.459 6
VISI 6  2.55%
                      12/31/2007              N/A              11.679 0
                      12/31/2008              11.679              10.581 1
                      12/31/2009              10.581              12.212 3
VISI 7  1.80%
                      12/31/2008              N/A              11.042 8
                      12/31/2009              11.042              12.839 19
VISI 9  2.20%
                      12/31/2008              N/A              10.748 2
                      12/31/2009              10.748              12.448 3
VISL 1  1.65%
                      12/31/2007              N/A              12.181 0
                      12/31/2008              12.181              11.136 6
                      12/31/2009              11.136              12.968 15
VISL 10 2.75%
                      12/31/2008              N/A              10.462 2
                      12/31/2009              10.462              12.050 6
VISL 11 2.60%
                      12/31/2008              N/A              10.551 0
                      12/31/2009              10.551              12.171 0
VISL 12 2.90%
                      12/31/2008              N/A              10.373 0
                      12/31/2009              10.373              11.930 1
VISL 13 2.20%
                      12/31/2009              N/A              12.448 2
VISL 14 3.05%
                      12/31/2009              N/A              11.761 0
VISL 2  1.95%
                      12/31/2007              N/A              12.011 0
                      12/31/2008              12.011              10.948 1
                      12/31/2009              10.948              12.711 11

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

74

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 3  2.35%
                      12/31/2007              N/A              11.789 0
                      12/31/2008              11.789              10.702 7
                      12/31/2009              10.702              12.376 14
VISL 4  2.65%
                      12/31/2007              N/A              11.625 0
                      12/31/2008              11.625              10.521 3
                      12/31/2009              10.521              12.131 9
VISL 5  2.50%
                      12/31/2007              N/A              11.706 0
                      12/31/2008              11.706              10.611 7
                      12/31/2009              10.611              12.253 6
VISL 6  2.80%
                      12/31/2007              N/A              11.543 0
                      12/31/2008              11.543              10.432 6
                      12/31/2009              10.432              12.010 12
VISL 7  2.05%
                      12/31/2008              N/A              10.886 1
                      12/31/2009              10.886              12.627 3
VISL 9  2.45%
                      12/31/2008              N/A              10.641 1
                      12/31/2009              10.641              12.294 2
PIMCO VIT Total Return Portfolio
VISB 1  1.90%
                      12/31/2007              N/A              13.195 0
                      12/31/2008              13.195              13.567 8
                      12/31/2009              13.567              15.185 25
VISB 10 3.00%
                      12/31/2008              N/A              13.425 0
                      12/31/2009              13.425              14.862 7
VISB 11 2.85%
                      12/31/2008              N/A              13.606 0
                      12/31/2009              13.606              15.085 47
VISB 12 3.15%
                      12/31/2008              N/A              13.247 0
                      12/31/2009              13.247              14.642 0
VISB 13 3.30%
                      12/31/2009              N/A              13.396 1
VISB 14 2.45%
                      12/31/2009              N/A              15.696 2
VISB 2  2.20%
                      12/31/2007              N/A              12.923 0
                      12/31/2008              12.923              13.248 6
                      12/31/2009              13.248              14.783 26
VISB 3  2.60%
                      12/31/2007              N/A              12.568 0
                      12/31/2008              12.568              12.833 15
                      12/31/2009              12.833              14.263 27
VISB 4  2.90%
                      12/31/2007              N/A              12.309 0
                      12/31/2008              12.309              12.530 2
                      12/31/2009              12.530              13.885 3
VISB 5  2.75%
                      12/31/2007              N/A              12.438 0
                      12/31/2008              12.438              12.680 0
                      12/31/2009              12.680              14.072 6

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 6  3.05%
                      12/31/2007              N/A              12.181 0
                      12/31/2008              12.181              12.381 0
                      12/31/2009              12.381              13.699 22
VISB 7  2.30%
                      12/31/2008              N/A              13.143 10
                      12/31/2009              13.143              14.651 20
VISB 9  2.70%
                      12/31/2008              N/A              13.790 1
                      12/31/2009              13.790              15.311 3
VISC 1  2.45%
                      12/31/2008              N/A              14.101 2
                      12/31/2009              14.101              15.696 3
VISC 10 3.00%
                      12/31/2008              N/A              13.425 0
                      12/31/2009              13.425              14.862 0
VISC 11 2.30%
                      12/31/2009              N/A              14.651 1
VISC 12 3.15%
                      12/31/2009              N/A              14.642 0
VISC 14 1.75%
                      12/31/2009              N/A              16.371 0
VISC 15 2.05%
                      12/31/2009              N/A              16.331 0
VISC 2  2.75%
                      12/31/2008              N/A              13.728 2
                      12/31/2009              13.728              15.235 4
VISC 3  2.60%
                      12/31/2008              N/A              13.913 0
                      12/31/2009              13.913              15.464 0
VISC 4  2.90%
                      12/31/2008              N/A              13.546 0
                      12/31/2009              13.546              15.010 0
VISC 5  2.15%
                      12/31/2008              N/A              14.484 4
                      12/31/2009              14.484              16.170 6
VISC 7  2.55%
                      12/31/2008              N/A              13.976 0
                      12/31/2009              13.976              15.541 0
VISC 8  2.85%
                      12/31/2008              N/A              13.606 4
                      12/31/2009              13.606              15.085 5
VISC 9  2.70%
                      12/31/2008              N/A              13.790 0
                      12/31/2009              13.790              15.311 0
VISI 10 2.50%
                      12/31/2008              N/A              14.038 3
                      12/31/2009              14.038              15.618 9
VISI 11 2.35%
                      12/31/2008              N/A              14.227 1
                      12/31/2009              14.227              15.852 22
VISI 12 2.65%
                      12/31/2008              N/A              13.851 0
                      12/31/2009              13.851              15.387 7
VISI 13 1.95%
                      12/31/2009              N/A              16.494 49

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

75

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 14 2.80%
                      12/31/2009              N/A              15.160 2
VISI 2  1.70%
                      12/31/2007              N/A              14.634 2
                      12/31/2008              14.634              15.077 5
                      12/31/2009              15.077              16.909 49
VISI 3  2.10%
                      12/31/2007              N/A              14.177 0
                      12/31/2008              14.177              14.548 20
                      12/31/2009              14.548              16.251 46
VISI 4  2.40%
                      12/31/2007              N/A              13.844 0
                      12/31/2008              13.844              14.164 5
                      12/31/2009              14.164              15.774 11
VISI 5  2.25%
                      12/31/2007              N/A              14.010 0
                      12/31/2008              14.010              14.355 15
                      12/31/2009              14.355              16.010 33
VISI 6  2.55%
                      12/31/2007              N/A              13.681 0
                      12/31/2008              13.681              13.976 0
                      12/31/2009              13.976              15.541 5
VISI 7  1.80%
                      12/31/2008              N/A              14.943 11
                      12/31/2009              14.943              16.742 125
VISI 9  2.20%
                      12/31/2008              N/A              13.248 8
                      12/31/2009              13.248              14.783 14
VISL 1  1.65%
                      12/31/2007              N/A              14.692 0
                      12/31/2008              14.692              15.144 54
                      12/31/2009              15.144              16.993 112
VISL 10 2.75%
                      12/31/2008              N/A              13.728 2
                      12/31/2009              13.728              15.235 30
VISL 11 2.60%
                      12/31/2008              N/A              13.913 0
                      12/31/2009              13.913              15.464 3
VISL 12 2.90%
                      12/31/2008              N/A              13.546 0
                      12/31/2009              13.546              15.010 13
VISL 13 2.20%
                      12/31/2009              N/A              14.783 6
VISL 14 3.05%
                      12/31/2009              N/A              13.699 0
VISL 2  1.95%
                      12/31/2007              N/A              14.347 0
                      12/31/2008              14.347              14.744 3
                      12/31/2009              14.744              16.494 37
VISL 3  2.35%
                      12/31/2007              N/A              13.899 0
                      12/31/2008              13.899              14.227 24
                      12/31/2009              14.227              15.852 59

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 4  2.65%
                      12/31/2007              N/A              13.573 0
                      12/31/2008              13.573              13.851 1
                      12/31/2009              13.851              15.387 4
VISL 5  2.50%
                      12/31/2007              N/A              13.735 0
                      12/31/2008              13.735              14.038 1
                      12/31/2009              14.038              15.618 5
VISL 6  2.80%
                      12/31/2007              N/A              13.413 0
                      12/31/2008              13.413              13.667 1
                      12/31/2009              13.667              15.160 8
VISL 7  2.05%
                      12/31/2008              N/A              14.613 4
                      12/31/2009              14.613              16.331 10
VISL 9  2.45%
                      12/31/2008              N/A              14.101 3
                      12/31/2009              14.101              15.696 29
Templeton Global Bond Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              29.551 7
                      12/31/2008              29.551              30.792 10
                      12/31/2009              30.792              35.857 13
VISB 10 3.00%
                      12/31/2008              N/A              24.641 0
                      12/31/2009              24.641              28.380 0
VISB 11 2.85%
                      12/31/2008              N/A              25.642 0
                      12/31/2009              25.642              29.577 0
VISB 12 3.15%
                      12/31/2008              N/A              23.914 0
                      12/31/2009              23.914              27.502 0
VISB 13 3.30%
                      12/31/2009              N/A              26.651 0
VISB 14 2.45%
                      12/31/2009              N/A              31.846 3
VISB 2  2.20%
                      12/31/2007              N/A              26.360 1
                      12/31/2008              26.360              27.386 2
                      12/31/2009              27.386              31.795 1
VISB 3  2.60%
                      12/31/2007              N/A              26.004 0
                      12/31/2008              26.004              26.907 5
                      12/31/2009              26.907              31.114 9
VISB 4  2.90%
                      12/31/2007              N/A              23.086 0
                      12/31/2008              23.086              23.816 3
                      12/31/2009              23.816              27.457 2
VISB 5  2.75%
                      12/31/2007              N/A              25.301 0
                      12/31/2008              25.301              26.141 0
                      12/31/2009              26.141              30.183 2

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

76

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 6  3.05%
                      12/31/2007              N/A              22.439 0
                      12/31/2008              22.439              23.113 2
                      12/31/2009              23.113              26.607 3
VISB 7  2.30%
                      12/31/2008              N/A              28.508 1
                      12/31/2009              28.508              33.065 3
VISB 9  2.70%
                      12/31/2008              N/A              26.394 0
                      12/31/2009              26.394              30.490 3
VISC 1  2.45%
                      12/31/2008              N/A              27.498 0
                      12/31/2009              27.498              31.846 0
VISC 10 3.00%
                      12/31/2008              N/A              24.641 0
                      12/31/2009              24.641              28.380 0
VISC 11 2.30%
                      12/31/2009              N/A              33.065 0
VISC 12 3.15%
                      12/31/2009              N/A              27.502 0
VISC 14 1.75%
                      12/31/2009              N/A              36.964 0
VISC 15 2.05%
                      12/31/2009              N/A              34.630 0
VISC 2  2.75%
                      12/31/2008              N/A              25.901 0
                      12/31/2009              25.901              29.906 0
VISC 3  2.60%
                      12/31/2008              N/A              26.688 0
                      12/31/2009              26.688              30.861 0
VISC 4  2.90%
                      12/31/2008              N/A              25.137 0
                      12/31/2009              25.137              28.981 0
VISC 5  2.15%
                      12/31/2008              N/A              29.194 2
                      12/31/2009              29.194              33.912 2
VISC 7  2.55%
                      12/31/2008              N/A              27.168 0
                      12/31/2009              27.168              31.431 0
VISC 8  2.85%
                      12/31/2008              N/A              25.642 0
                      12/31/2009              25.642              29.577 0
VISC 9  2.70%
                      12/31/2008              N/A              26.394 0
                      12/31/2009              26.394              30.490 0
VISI 10 2.50%
                      12/31/2008              N/A              27.431 0
                      12/31/2009              27.431              31.751 2
VISI 11 2.35%
                      12/31/2008              N/A              28.235 0
                      12/31/2009              28.235              32.731 2
VISI 12 2.65%
                      12/31/2008              N/A              26.649 1
                      12/31/2009              26.649              30.801 0

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 13 1.95%
                      12/31/2009              N/A              35.496 7
VISI 14 2.80%
                      12/31/2009              N/A              29.878 0
VISI 2  1.70%
                      12/31/2007              N/A              30.650 0
                      12/31/2008              30.650              32.002 0
                      12/31/2009              32.002              37.340 6
VISI 3  2.10%
                      12/31/2007              N/A              28.491 0
                      12/31/2008              28.491              29.628 4
                      12/31/2009              29.628              34.433 13
VISI 4  2.40%
                      12/31/2007              N/A              26.971 0
                      12/31/2008              26.971              27.964 2
                      12/31/2009              27.964              32.401 5
VISI 5  2.25%
                      12/31/2007              N/A              27.721 0
                      12/31/2008              27.721              28.784 2
                      12/31/2009              28.784              33.402 15
VISI 6  2.55%
                      12/31/2007              N/A              26.243 0
                      12/31/2008              26.243              27.168 1
                      12/31/2009              27.168              31.431 2
VISI 7  1.80%
                      12/31/2008              N/A              31.306 11
                      12/31/2009              31.306              36.492 23
VISI 9  2.20%
                      12/31/2008              N/A              27.386 0
                      12/31/2009              27.386              31.795 1
VISL 1  1.65%
                      12/31/2007              N/A              30.931 3
                      12/31/2008              30.931              32.312 6
                      12/31/2009              32.312              37.721 11
VISL 10 2.75%
                      12/31/2008              N/A              25.901 0
                      12/31/2009              25.901              29.906 1
VISL 11 2.60%
                      12/31/2008              N/A              26.688 0
                      12/31/2009              26.688              30.861 0
VISL 12 2.90%
                      12/31/2008              N/A              25.137 0
                      12/31/2009              25.137              28.981 0
VISL 13 2.20%
                      12/31/2009              N/A              31.795 1
VISL 14 3.05%
                      12/31/2009              N/A              26.607 0
VISL 2  1.95%
                      12/31/2007              N/A              29.282 0
                      12/31/2008              29.282              30.497 1
                      12/31/2009              30.497              35.496 6

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

77

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 3  2.35%
                      12/31/2007              N/A              27.219 0
                      12/31/2008              27.219              28.235 4
                      12/31/2009              28.235              32.731 7
VISL 4  2.65%
                      12/31/2007              N/A              25.768 0
                      12/31/2008              25.768              26.649 0
                      12/31/2009              26.649              30.801 1
VISL 5  2.50%
                      12/31/2007              N/A              26.483 0
                      12/31/2008              26.483              27.431 0
                      12/31/2009              27.431              31.751 2
VISL 6  2.80%
                      12/31/2007              N/A              25.071 0
                      12/31/2008              25.071              25.890 1
                      12/31/2009              25.890              29.878 2
VISL 7  2.05%
                      12/31/2008              N/A              29.783 1
                      12/31/2009              29.783              34.630 4
VISL 9  2.45%
                      12/31/2008              N/A              27.498 0
                      12/31/2009              27.498              31.846 1
Templeton Growth Securities Fund
VISB 1  1.90%
                      12/31/2007              N/A              27.591 2
                      12/31/2008              27.591              15.614 7
                      12/31/2009              15.614              20.085 5
VISB 10 3.00%
                      12/31/2008              N/A              13.255 0
                      12/31/2009              13.255              16.864 0
VISB 11 2.85%
                      12/31/2008              N/A              13.552 0
                      12/31/2009              13.552              17.268 0
VISB 12 3.15%
                      12/31/2008              N/A              12.963 0
                      12/31/2009              12.963              16.468 0
VISB 13 3.30%
                      12/31/2009              N/A              16.082 0
VISB 14 2.45%
                      12/31/2009              N/A              18.396 0
VISB 2  2.20%
                      12/31/2007              N/A              25.397 2
                      12/31/2008              25.397              14.329 3
                      12/31/2009              14.329              18.376 2
VISB 3  2.60%
                      12/31/2007              N/A              25.049 0
                      12/31/2008              25.049              14.076 4
                      12/31/2009              14.076              17.980 11
VISB 4  2.90%
                      12/31/2007              N/A              23.057 0
                      12/31/2008              23.057              12.917 7
                      12/31/2009              12.917              16.451 8

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISB 5  2.75%
                      12/31/2007              N/A              24.535 0
                      12/31/2008              24.535              13.766 1
                      12/31/2009              13.766              17.559 4
VISB 6  3.05%
                      12/31/2007              N/A              22.584 0
                      12/31/2008              22.584              12.633 4
                      12/31/2009              12.633              16.065 4
VISB 7  2.30%
                      12/31/2008              N/A              14.703 1
                      12/31/2009              14.703              18.838 1
VISB 9  2.70%
                      12/31/2008              N/A              13.857 0
                      12/31/2009              13.857              17.683 0
VISC 1  2.45%
                      12/31/2008              N/A              14.380 0
                      12/31/2009              14.380              18.396 0
VISC 10 3.00%
                      12/31/2008              N/A              13.255 0
                      12/31/2009              13.255              16.864 0
VISC 11 2.30%
                      12/31/2009              N/A              18.838 0
VISC 12 3.15%
                      12/31/2009              N/A              16.468 0
VISC 14 1.75%
                      12/31/2009              N/A              20.550 0
VISC 15 2.05%
                      12/31/2009              N/A              19.597 0
VISC 2  2.75%
                      12/31/2008              N/A              13.755 0
                      12/31/2009              13.755              17.544 0
VISC 3  2.60%
                      12/31/2008              N/A              14.064 0
                      12/31/2009              14.064              17.965 0
VISC 4  2.90%
                      12/31/2008              N/A              13.452 0
                      12/31/2009              13.452              17.132 0
VISC 5  2.15%
                      12/31/2008              N/A              15.033 1
                      12/31/2009              15.033              19.290 1
VISC 7  2.55%
                      12/31/2008              N/A              14.168 0
                      12/31/2009              14.168              18.107 0
VISC 8  2.85%
                      12/31/2008              N/A              13.552 0
                      12/31/2009              13.552              17.268 0
VISC 9  2.70%
                      12/31/2008              N/A              13.857 0
                      12/31/2009              13.857              17.683 0
VISI 10 2.50%
                      12/31/2008              N/A              14.274 4
                      12/31/2009              14.274              18.251 4
VISI 11 2.35%
                      12/31/2008              N/A              14.594 0
                      12/31/2009              14.594              18.689 4

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

78

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISI 12 2.65%
                      12/31/2008              N/A              13.960 0
                      12/31/2009              13.960              17.823 0
VISI 13 1.95%
                      12/31/2009              N/A              19.909 7
VISI 14 2.80%
                      12/31/2009              N/A              17.406 0
VISI 2  1.70%
                      12/31/2007              N/A              28.340 1
                      12/31/2008              28.340              16.069 1
                      12/31/2009              16.069              20.712 1
VISI 3  2.10%
                      12/31/2007              N/A              26.817 0
                      12/31/2008              26.817              15.145 24
                      12/31/2009              15.145              19.443 29
VISI 4  2.40%
                      12/31/2007              N/A              25.729 0
                      12/31/2008              25.729              14.487 2
                      12/31/2009              14.487              18.542 2
VISI 5  2.25%
                      12/31/2007              N/A              26.267 0
                      12/31/2008              26.267              14.812 3
                      12/31/2009              14.812              18.987 4
VISI 6  2.55%
                      12/31/2007              N/A              25.201 0
                      12/31/2008              25.201              14.168 0
                      12/31/2009              14.168              18.107 0
VISI 7  1.80%
                      12/31/2008              N/A              15.833 33
                      12/31/2009              15.833              20.387 22
VISI 9  2.20%
                      12/31/2008              N/A              14.329 1
                      12/31/2009              14.329              18.376 2

Benefit Option*	Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
Investment Option
VISL 1  1.65%
                      12/31/2007              N/A              28.536 0
                      12/31/2008              28.536              16.189 6
                      12/31/2009              16.189              20.877 7
VISL 10 2.75%
                      12/31/2008              N/A              13.755 0
                      12/31/2009              13.755              17.544 0
VISL 11 2.60%
                      12/31/2008              N/A              14.064 0
                      12/31/2009              14.064              17.965 0
VISL 12 2.90%
                      12/31/2008              N/A              13.452 1
                      12/31/2009              13.452              17.132 1
VISL 13 2.20%
                      12/31/2009              N/A              18.376 2
VISL 14 3.05%
                      12/31/2009              N/A              16.065 0
VISL 2  1.95%
                      12/31/2007              N/A              27.378 0
                      12/31/2008              27.378              15.485 1
                      12/31/2009              15.485              19.909 1
VISL 3  2.35%
                      12/31/2007              N/A              25.907 0
                      12/31/2008              25.907              14.594 8
                      12/31/2009              14.594              18.689 8
VISL 4  2.65%
                      12/31/2007              N/A              24.855 0
                      12/31/2008              24.855              13.960 1
                      12/31/2009              13.960              17.823 1
VISL 5  2.50%
                      12/31/2007              N/A              25.376 0
                      12/31/2008              25.376              14.274 1
                      12/31/2009              14.274              18.251 2
VISL 6  2.80%
                      12/31/2007              N/A              24.346 0
                      12/31/2008              24.346              13.653 0
                      12/31/2009              13.653              17.406 0
VISL 7  2.05%
                      12/31/2008              N/A              15.257 2
                      12/31/2009              15.257              19.597 2
VISL 9  2.45%
                      12/31/2008              N/A              14.380 2
                      12/31/2009              14.380              18.396 4

The Allianz VisionSM New York Variable Annuity Contract SAI – January 24, 2011
Appendix

79